April 25, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

 RE: Midland National Life Separate Account C

        File Number 333-176870 – LiveWell Variable Annuity

Commissioners:

Enclosed for filing is a copy, including exhibits, of Post-Effective Amendment Number 1 to the above referenced Form N-4 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b)(4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland Asbill & Brennan LLP at 202-383-0126 or fred.bellamy@sutherland.com.

Sincerely,

Jason L. Bradshaw

Senior Variable Compliance Consultant

cc:        Frederick R. Bellamy

            Sutherland Asbill & Brennan LLP

         As filed with the Securities and Exchange Commission on April 25, 2012

Registration Nos. 333- 176870

811-07772

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-4

                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          ☐

                                                  Pre-Effective Amendment No. ___                         ☐

Post-Effective Amendment No.    1                                           ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          ☐

ACT OF 1940

                                                            Amendment No.  119                                ☒

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C

(Exact Name of Registrant)

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

One Sammons Plaza, Sioux Falls, SD  57193

(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code:

(605) 335-5700

Name and Address of Agent for Service:                                       Copy to:

Victoria E. Fimea                                                                        Frederick R. Bellamy, Esq.

Senior Vice President, General Counsel & Secretary                       Sutherland Asbill & Brennan LLP

Midland National Life Insurance Company                                    1275 Pennsylvania Avenue, N.W.

Sammons Financial Group                                                           Washington, DC  20004-2415

525 W. Van Buren

Chicago, IL  60607

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

___________________

Title of securities being registered:

LiveWell Variable Annuity

Individual Flexible Premium Variable Annuity Contracts.

LiveWell Variable Annuity Prospectus

May 1, 2012

An Individual Flexible Premium Deferred Variable Annuity

issued by: Midland National Life Insurance Company

through the Midland National Life Separate Account C

This prospectus describes what You should know before purchasing the LiveWell Variable Annuity contract.  Please read this prospectus carefully and keep it for future reference.

The LiveWell Variable Annuity (the “Contract”) is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs.  The minimum initial premium for a contract is $10,000.

The investment options available under your Contract are listed on the next page.  No one insures or guarantees any of these investments.  Separate prospectuses describe the investment objectives, policies and risks of each investment option.

Replacing an existing annuity with the Contract may not be of financial benefit to you.  Your existing annuity may be subject to fees or penalties on surrender.  Compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.

We pay compensation to broker/dealers whose registered representatives sell the Contract.  See “Distribution of the Contracts” for additional information about the amount of compensation We pay.

A Statement of Additional Information (“SAI”) about the contract and the Midland National Life Separate Account C, dated May 1, 2012 has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is available free of charge by accessing the SEC’s Internet website (www.sec.gov) or upon request, free of charge, by writing to Us at Our Customer Service Center, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547 or by calling Our Customer Service Center toll-free (866) 747-3421.  The table of contents of the SAI is included at the end of this prospectus and is incorporated herein by reference.  The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

You may allocate Your premiums to the Separate Account investment options (see Definitions) that invest in a specified mutual fund portfolio.  The investment  options  are part of the following series funds or trusts:

• The Alger Portfolios	• Legg Mason Partners Variable Equity Trust
• BlackRock Variable Series Funds, Inc.	• Legg Mason Partners Variable Income Trust
• Calvert Variable Series, Inc.	• MFS Variable Insurance Trust
• DWS Variable Insurance Portfolios	• PIMCO Variable Insurance Trust
• Eaton Vance Variable Trust	• Pioneer Variable Contracts Trust
• Fidelity Variable Insurance Products	• The Prudential Series Funds
• Franklin Templeton Variable Insurance Funds	• Royce Capital Fund
• Ivy Funds Variable Insurance Portfolios • Janus Aspen Series	• Rydex Variable Funds

Your accumulation value in the investment options will increase or decrease based on investment performance of the mutual fund portfolios.  You bear this risk.  No one insures or guarantees any of these investments.  Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT DESCRIBED IN THIS PROSPECTUS IS NOT A BANK DEPOSIT, NOT AN OBLIGATION OF A BANK, AND IS NOT GUARANTEED BY A BANK.  THIS CONTRACT IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.  THE CONTRACT INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

The Separate Account investment options (the “subaccounts”) currently available under Your Contract are:

1. Alger Capital Appreciation Portfolio Class S	41. Ivy Funds VIP Small Cap Value
2. BlackRock Basic Value V.I. Fund Class III	42. Janus Aspen Balanced Portfolio Service Shares
3. BlackRock Capital Appreciation V.I. Fund Class III	43. Janus Aspen Flexible Bond Portfolio Service Shares
4. BlackRock Equity Dividend V.I. Fund Class III	44. Janus Aspen Global Technology Portfolio Service Shares
5. BlackRock Global Allocation V.I. Fund Class III	45. Janus Aspen Janus Portfolio Service Shares
6. BlackRock Large Cap Core V.I. Fund Class III	46. Janus Aspen Overseas Portfolio Service Shares
7. BlackRock Large Cap Growth V.I. Fund Class III	47. Janus Aspen Series Perkins Mid Cap Value Portfolio Service Shares
8. Calvert VP SRI Equity Portfolio	48. Janus Aspen Worldwide Portfolio Service Shares
9. Calvert VP SRI Mid Cap Growth Portfolio	49. Legg Mason ClearBridge Variable Mid Cap Core Portfolio Class II
10. DWS Alternative Asset Allocation VIP Portfolio[1] Class B	50. Legg Mason Western Asset Variable Global High Yield Bond Portfolio Class II
11. DWS Dreman Small Mid Cap Value VIP Class B	51. MFS VIT II Global Tactical Allocation Portfolio Service
12. DWS Global Small Cap Growth VIP B	52. MFS VIT II International Value Portfolio Service Class
13. DWS Large Cap Value VIP Class B	53. MFS VIT II New Discovery Portfolio Service Class
14. Eaton Vance VT Floating-Rate Income	54. MFS VIT II Utilities Portfolio Service Class
15. Eaton Vance VT Large-Cap Value	55. PIMCO VIT All Asset Portfolio Advisor Class
16. Fidelity VIP Contrafund Portfolio Service Class 2	56. PIMCO VIT Commodity Real Return Strategy Portfolio Advisor Class
17. Fidelity VIP Emerging Markets Portfolio Class Service 2	57. PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
18. Fidelity VIP High Income Portfolio Service Class 2	58. PIMCO VIT Global (Unhedged) Bond Portfolio Advisor Class
19. Fidelity VIP Mid Cap Portfolio Service Class 2	59. PIMCO VIT Global Multi-Asset Portfolio Advisor Class
20. Fidelity VIP Money Market Portfolio Service Class 2	60. PIMCO VIT High Yield Portfolio Advisor
21. Fidelity VIP Overseas Portfolio Service Class 2	61. PIMCO VIT Low Duration Portfolio Advisor Class
22. Fidelity VIP Real Estate Portfolio Service Class 2	62. PIMCO VIT Real Return Portfolio Advisor Class
23. Fidelity VIP Strategic Income Portfolio Service Class 2	63. PIMCO VIT Short-Term Portfolio Advisor Class
24. Fidelity VIP Value Strategies Portfolio Service Class 2	64. PIMCO VIT Total Return Portfolio Advisor Class
25. Franklin Mutual Shares Securities Fund Class 2	65. Pioneer Bond VCT Portfolio Class II
26. Franklin Rising Dividends Securities Fund Class 2	66. Pioneer Equity Income VCT Portfolio Class II
27. Guggenheim VT DWA Sector Rotation[2]	67. Pioneer Fund VCT Portfolio Class II
28. Guggenheim VT Managed Futures Strategy Fund[3]	68. Pioneer High Yield VCT Portfolio Class II
29. Guggenheim VT Multi-Hedge Strategies Fund[4]	69. Pioneer Strategic Income VCT Portfolio Class II
30. Guggenheim VT U.S. Long Short Momentum[5]	70. Prudential Series Fund Jennison 20/20 Focus Portfolio Class II
31. Ivy Funds VIP Asset Strategy	71. Prudential Series Fund Natural Resources Portfolio Class II
32. Ivy Funds VIP Dividend Opportunities	72. Prudential Series Fund SP Prudential U.S. Emerging Growth Portfolio Class II
33. Ivy Funds VIP Energy	73. Royce Capital Fund - Micro-Cap Portfolio Service Class
34. Ivy Funds VIP Global Natural Resources	74. Royce Capital Fund - Small-Cap Portfolio Service Class
35. Ivy Funds VIP Growth	75. Rydex VT S&P 500 Pure Growth Fund
36. Ivy Funds VIP International Core Equity	76. Rydex VT S&P MidCap 400 Pure Growth Fund
37. Ivy Funds VIP International Growth	77. Templeton Developing Markets Securities Fund Class 2
38. Ivy Funds VIP Mid Cap Growth	78. Templeton Foreign Securities Fund Class 2
39. Ivy Funds VIP Science and Technology	79. Templeton Global Bond Securities Fund Class 2
40. Ivy Funds VIP Small Cap Growth

1Formerly DWS Alternative Asset Allocation Plus VIP Portfolio        4Formerly Rydex|SGI VT Multi-Hedge Strategies Fund

2Formerly Rydex|SGI VT DWA Sector Rotation                                  5Formerly Rydex|SGI VT U.S. Long Short Momentum

3Formerly Rydex|SGI VT Managed Futures Strategy Fund

These investment options are open to new premiums and investment transfers.  More information can be found in the appendices.  “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS” highlights each subaccount’s investment objectives and adviser.

If You have received a summary prospectus for any of the investment options available through Your contract, You may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information, shown on the front of the Fund’s summary prospectus.

DEFINITIONS

SUMMARY

Features of LiveWell Variable Annuity

Your “Free Look” Right

Your Accumulation Value

Flexible Premium Payments

Investment Choices

Transfers

Frequent or Disruptive Transfers

Surrenders and Partial Withdrawals

Administrative Procedures

Risk of Increases in Fees and Charges

Death Benefit

Fees and Expenses

Periodic Charges Other Than Portfolio Expenses

Range of Annual Operating Expenses for the Portfolios1

Expense Examples

Financial Information

Charges and Fees

Surrender Charge

Mortality and Expense Risk Charge

Asset Based Administration Charge and Quarterly Contract Maintenance Fee

Premium Taxes

ADDITIONAL INFORMATION ABOUT LIVEWELL VARIABLE ANNUITY

Suitability of the Contract

Other Products

Inquiries And Correspondence

Electronic Account Information

State Variations

Our Separate Account C And Its Investment options

Amounts In Our Separate Account

We Own The Assets Of Our Separate Account

Our Right To Change How We Operate Our Separate Account

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Free Look

Tax-Free “Section 1035” Exchanges

Premium Payments

Allocation of Premium Payments

Changing Your Premium Allocation Percentages

Your Accumulation Value

Transfers of Accumulation Value

Transfer Limitations

Surrenders and Partial Withdrawals

Systematic Withdrawals

Dollar Cost Averaging

Portfolio Rebalancing

Death Benefit

CHARGES, FEES AND DEDUCTIONS

Mortality and Expense Risk Charge

Asset Based Administration Charge and Quarterly Contract  Maintenance Fee

Transfer Charge

Charges In The Funds

Premium Taxes

Other Taxes

FEDERAL TAX STATUS

Introduction

Annuity Contracts in General

Qualified and Nonqualified Contracts

Minimum Distribution Rules and Eligible Rollover Distributions

Diversification and Distribution Requirements

Surrenders and Partial Withdrawals

Multiple Contracts

Withholding

Annuity Payments

Partial Annuitization

Medicare Tax

Federal Defense of Marriage Act

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

Taxation of Death Benefit Proceeds

Transfers, Assignments or Exchange of Contracts

Possible Tax Law Changes

Federal Estate Taxes

Generation- Skipping Transfer Tax

Federal Estate, Gift and Generation-Skipping Transfer Taxes.

Annuity Purchases by Residents of Puerto Rico

Foreign Tax Credits

Maturity Date

Electing an Annuity Payment Option

Fixed Payment Options

Payment Options

ADDITIONAL INFORMATION

Midland National Life Insurance Company

Our Financial Condition

Fund Voting Rights

How We Determine Your Voting Shares

Voting Privileges of Participants In Other Companies

Our Reports to Owners

Contract Periods, Anniversaries

Dividends

Performance

Change of Address Notification

Modification to Your Contract

Your Beneficiary

Assigning Your Contract

When We Pay Proceeds From This Contract

Distribution Of The Contracts

Regulation

Legal Proceedings

Legal Matters

Financial Statements

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS

Investment Policies of the Funds’ Portfolios

Availability of the Portfolios

APPENDIX B – STATE VARIATIONS

DEFINITIONS

For Your convenience, below is a glossary of the special terms We use in this prospectus.  These terms are generally in bold face type throughout this document.

Accumulation Unit means the units credited to each investment option in the Separate Account before the maturity date.

Accumulation value means the sum of the amounts You have in the investment option(s) of Our Separate Account under Your inforce contract. This may also be referred to as account value.

Annuitant means the person whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The annuitant  may not be changed during the annuitant’s  lifetime.

Annuitization means an election of an annuity payment option.

Annuitize means an election to receive regular income payments from Your contract under one of the annuity payment options.  An election to annuitize Your contract may be irrevocable.  If You elect to annuitize Your contract, You will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.

Beneficiary means the person or persons to whom the contract’s death benefit will be paid in the event of the death of the owner .

Business Day means any day the New York Stock Exchange is open for regular trading.  Our business day ends when the New York Stock Exchange closes for regular trading generally 3:00 p.m. Central Time.

Contract Anniversary means the same date in each contract year as the issue date.

Contract Month means a month that starts on the same date as the issue date in each month.  For this purpose, if the issue date is not a calendar date in every month, then We look forward to the first day of the next calendar month.  For example, assume a contract is issued on January 31st; subsequent contract months will begin on the first day of each month (March 1, March 31, May 1, May 31, etc.).

Contract Quarter means a three-month period that starts on the same date as the issue date in each three-month period.  For this purpose, if the issue date is not a calendar date in every month, then We look forward to the first day of the next calendar month.  For example, assume a contract is issued on January 31st; contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).

Contract Year means a year that starts on the issue date or on each contract anniversary thereafter.

Customer Service Center means where You must send correspondence, service or transaction requests, and inquiries to P.O. Box 758547 Topeka, Kansas, 66675-8547 or via fax (866) 511-7038. Please note:  Premium payments must be sent to P.O. Box 758546, Topeka, Kansas, 66675-8546. The overnight mailing address is 200 SW 6th Avenue, Topeka, Kansas 66603-3704, this should only be used for mail delivered via a courier.

Death Benefit means the amount that We will pay to the beneficiary in the event of the death of the owner  if the contract is still inforce.

Gain means the difference, if any, between Your accumulation value and the total premiums received less any reduction for partial withdrawals on a dollar for dollar basis.

Good Order means all of the information necessary to process a transaction, as We determine in Our discretion.  For more detailed information see “Administrative Procedures” on page 9.

Gross Premium means Your premium payment(s) before any partial withdrawals.

Issue Age means the age of the owner on the last birthday before the issue date.

Issue Date means the date the contract goes into effect and from which contract anniversaries, contract months, contract quarters, and contract years are determined.

Investment Option means an option or division of Our Separate Account which invests exclusively in one share class of one investment portfolio of a Trust or Fund.  Usage of the term subaccount(s) and  Investment Division shall have the same meaning as Investment Option(s) throughout this prospectus.

Maturity Date means the date, specified in Your contract, on which income payments will begin.  The earliest possible maturity date is the 1st contract anniversary at which time You may annuitize Your full accumulation value.  The maximum maturity date is the contract anniversary immediately following the annuitant’s 115th birthday.

Net Premium means total premiums received less any reductions for partial withdrawals.  Partial withdrawals will reduce the net premium by the same proportion that the partial withdrawal reduced the accumulation  value.

Owner means the person(s) or entity that is named in the application or on the latest change filed with Us who is entitled to exercise all rights and privileges provided in the contract.

Payee means the person who is entitled to receive annuity payments after annuitization.  On or after the maturity  date, the owner will be the payee.  The beneficiary  is the payee  of the proceeds at the death of the Owner, if the date of death is prior to the maturity date.

Principal Office means Midland National Life Insurance Company’s principal place of business located at 4350 Westown Parkway, West Des Moines, IA  50266.  Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to Our Customer Service Center.

Proof of Death means a certified copy of the death certificate or any other proof satisfactory to Us.

Separate Account means the Midland National Life Separate Account C which receives and invests Your premiums under the contract.  Our Separate Account is divided into subaccounts.

Subaccount means an option or division of Our Separate Account which invests exclusively in one share class of one investment portfolio of a Trust or Fund.  Usage of the term subaccount(s) and Investment Division shall have the same meaning as Investment Option(s) throughout this prospectus.

Surrender Value means the Separate Account accumulation value on the date of surrender less any premium tax and quarterly contract maintenance fee. This may also be referred to as cash surrender value.

Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one business day and ending at the close of regular trading on the New York Stock Exchange on the next business day.  Midland National reserves the right to revise the definition of Valuation period as needed in accordance with applicable federal securities laws and regulations.

Written Notice means a notice or request submitted in a written form satisfactory to Us, that is signed by the owner and received by Us at Our Customer Service Center in good order at P.O. Box 758547, Topeka, Kansas 66675-8547 or via fax (866) 511-7038. The overnight mailing address is 200 SW 6th Avenue, Topeka, Kansas 66603-3704.

SUMMARY

In this prospectus “We,” “Our,” “Us,” “Midland National,” and “Company” mean Midland National Life Insurance Company.  “You” and “Your” mean the owner of the contract.  We refer to the person who is covered by the contract as the “owner,” because the annuitant and the owner might not be the same.

This summary provides only a brief overview of the more important features of the contract. The detailed information appearing later in this prospectus further explains the following summary.  Please read this entire prospectus, Your Contract and the SAI for more detailed information.  The prospectus discloses all material features and benefits of the contract. Unless otherwise indicated, the description of the Contract in this prospectus assumes that the Contract is inforce.

Features of LiveWell Variable Annuity

The LiveWell Variable Annuity, a flexible premium deferred variable annuity, described in this prospectus provides for accumulation of assets (the “accumulation value”) and payment of annuity payments.  The contract is designed to aid individuals in long-term planning for retirement or other long-term purposes.

The contract is available for situations that do not qualify for the special federal tax advantages available under the Internal Revenue Code (non-qualified contract) and for retirement plans which do qualify for those tax advantages (qualified contract).  This contract does not offer any additional tax benefits when purchased under a qualified plan.  See “Suitability of the Contract” on page 12 for more detailed information.

Replacing an existing annuity with the Contract may not be of financial benefit to You.  Your existing annuity may be subject to fees or penalties on surrender.  Compare the fees, charges, coverage provisions and limitations, if any, of Your existing contract with those of the Contract described in this prospectus before replacing an existing annuity.

This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes.  You should not buy this contract:

•         if You are looking for a short-term investment; or

•         if You cannot risk getting back less money than You put in.

Your “Free Look” Right

You can examine the contract and return it to Us for any reason within ten (10) days after You receive it for a refund of the accumulation value (which may be more or less than the premium payments You paid), or if greater and required by Your state, the original amount of Your premium payment.  Longer free look periods apply in some states and in certain situations.  See “Free Look” on page 16 for more details.

Your Accumulation Value

Your accumulation value depends on:

•         the amount and frequency of premium payments,

•         the selected subaccount’s investment experience,

•         partial withdrawals, and

•         charges and deductions.

You bear the investment risk under the contract.  There is no minimum guaranteed accumulation value and You could lose accumulation value invested in this Contract.

Flexible Premium Payments

You may pay premiums whenever You want, prior to annuitization,  and in whatever amount You want, within certain limits.  The minimum initial premium for a contract is $10,000.  You may make additional payments of $1,000 or more at any time after the free-look period.  We will also accept additional payments via automatic bank draft in amounts of $250 or more per month.

Unless You receive approval from Us, the maximum amount of premium You can pay into this contract prior to the maturity date is $2,000,000.  Also, an initial or additional premium that would cause the contract value of all annuities that You maintain with Midland National to exceed $5,000,000 requires Our prior approval.  This limit is calculated for each annuitant or owner and is based on all active contracts.

Investment Choices

You allocate Your accumulation value to the investment options of Our Separate Account available under this contract.  Currently, We do not limit the maximum number of investment options. However, We reserve the right to limit the maximum number of investment options invested in at any one time.

For a full description of the investment options, see the funds’ prospectuses, which accompany this prospectus.  See “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS” on page 37 for more information.

Each investment option pays a different investment management or advisory fee and has different operating expenses.  More detail concerning each investment options’ fees and expenses is contained in the prospectus provided by the fund company.

We allocate Your premiums and investment allocations to the investment options You choose.  The value of Your contract will fluctuate daily during the accumulation period depending on the investment options You have chosen; You bear the investment risk.

Transfers

We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs. We also reserve the right to limit the number of transfers You may make and may otherwise modify or terminate transfer privileges if required by Our business judgment or in accordance with applicable law or pursuant to Our agreements with the underlying funds.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all, or specific contract owners.  See “Transfer Limitations” on page 18 for more information. Your ability to make transaction requests may be limited as to the time, frequency and dollar amount when using a third-party investment adviser.

Frequent or Disruptive Transfers

Frequent, large, programmed, or short-term transfers among the investment options can cause risks with adverse effects for other contract owners  (and beneficiaries and portfolios).  These risks and harmful effects include:

•         dilution of the interests of long-term investors in an investment option if transfers into the option are made at unit values that are priced below the true value or transfers out of the investment option are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•         an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and

•         increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment options of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Individuals or organizations that use market-timing strategies and make frequent transfers should not purchase the contract.

Surrenders and Partial Withdrawals

We do not deduct any surrender charges for partial withdrawals or full surrenders.  You may generally withdraw all or part of Your surrender value at any time, before annuity payments begin.  Withdrawals, also known as partial withdrawals, will reduce Your accumulation value.  See “Surrenders and Partial Withdrawals” on page 20 for more information.

You may also elect a systematic withdrawal option.  See “Systematic Withdrawals” on page 21.

A partial withdrawal or surrender (including withdrawals to pay third-party investment advisers) may have negative tax consequences, including a 10% tax penalty on certain surrenders prior to age 59 ½.  Under non-qualified contracts, gain, if any, is withdrawn first for tax purposes and is taxed as ordinary income.  See  “FEDERAL TAX STATUS” on page 24, and “Electing an Annuity Payment Option” on page 28.  Surrenders from contracts used for tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

For certain surrenders, a signature guarantee may be required.  See “Administrative Procedures” below.

Administrative Procedures

We may accept a request for contract service in writing, by telephone, or other approved electronic means at Our Customer Service Center, subject to Our administrative procedures, which vary depending on the type of service requested and may require proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements.  We will process Your request at the accumulation unit value next determined after You have met all administrative requirements in good order.

Good Order means that any required forms are accurately filled out and that We have all the signatures and other information We require, including Written Notice and proper notification, as We determine in Our discretion. To the extent applicable, this information and documentation generally includes Your completed application or service form, the contract number, the transaction amount (in dollars or percentages as applicable), the full names of and allocations to and/or from the investment options affected by the requested transaction, the signatures of all contract owners, exactly as registered on the contract, social security number or taxpayer I.D. and any other information or supporting documentation that We may require.  Please sign and date all of Your requests. With respect to purchase requests, good order also generally includes receipt of sufficient funds by Us to effect the purchase.  We may, in Our sole discretion, determine whether any particular transaction request is in good order, and We reserve the right to change or waive any good order requirements at any time.

For transactions submitted by telephone, facsimile or internet, the transaction must be completed in good  order  prior to the close of regular trading of the New York Stock Exchange, generally 3:00 p.m. Central Time.

Signature guarantees are required for withdrawals or surrenders of $100,000 or more.

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.  An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many national and state banks; savings banks and savings and loan associations; securities brokers and dealers; and credit unions.  The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Risk of Increases in Fees and Charges

Certain fees and charges assessed against the contract are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum levels.

Death Benefit

The LiveWell Variable Annuity contract pays a death benefit when the owner dies before the maturity date, if the contract is still inforce.

If the owner dies on or after the maturity date, then any remaining guaranteed  amounts, other than the amount payable to, or for the benefit of, the owner’s  surviving spouse, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s  death.  Other rules relating to distributions at death apply to qualified contracts.  Premium taxes may also be deducted from all death benefit proceeds.

Fees and Expenses

The following tables list the fees and expenses that You will pay when buying, owning, and surrendering the contract.  The first table lists the fees and expenses that You will pay at the time that You buy the contract, surrender the contract, or transfer accumulation value between investment options.  Premium taxes may also be deducted.

Contract Owner Transaction Expenses	Charge
Sales Load Imposed on Premiums	None
Surrender Charge (as a percentage of premiums withdrawn)	None
Premium Tax[1]	0% to 3.5%
Transfer Charge[2]	$0 - $15

1Premium tax is based on current resident state and varies by state.  If applicable in Your state, it is generally payable upon full surrender, death, maturity or annuitization.

2We reserve the right to charge $15 per transfer for transfers in excess of 15 per contract year.

Periodic Charges Other Than Portfolio Expenses

The next table lists the fees and expenses that You may pay periodically during the time that You own the contract, not including portfolio company fees and expenses.

Separate Account Quarterly Expenses	Guaranteed Maximum	Current Charge
Quarterly Contract Maintenance Fee[1]	$15	$10

Separate Account Annual Expenses	Guaranteed Maximum	Current Charge
Mortality & Expense Risk Charge[2]	1.50%	1.00%
Asset Based Administration Charge[2]	0.75%	0.35%

Total Separate Account Annual Expenses	2.25%	1.35%

1Currently the annual amount is $40 and may not exceed $60.  The quarterly fee is collected on each contract quarter anniversary, on or before the maturity date, and on full surrender.  We reserve the right to change this fee, however it will not exceed $60 annually.  If Your accumulation value or net premium is greater than $50,000 on the contract quarter anniversary or full surrender, no contract maintenance fee is charged.

The quarterly contract maintenance fee is reflected in the examples below by a method intended to show the "average" impact of the quarterly contract maintenance fee on an investment of less than $50,000.  In the examples, the quarterly contract maintenance fee is approximated as an annual asset charge of 0.30% (based on the maximum $60 charge) or 0.20% (based on the current $40 charge) assuming an expected average accumulation value of $20,000.

2This charge is a percentage of average accumulation value in each investment option.  This annual charge is deducted daily.

For information concerning compensation paid for the sale of contracts, see “Distribution Of The Contracts” on page 33.

Range of Annual Operating Expenses for the Portfolios1

The next item shows the lowest and highest total operating expenses charged by the fund companies for the year ended December 31, 2011 (before any fee waiver or expense reimbursement).  Expenses may be higher or lower in the future.  More detail concerning each fund company’s fees and expenses is contained in the prospectus for each fund company.

Total Annual Fund Company Operating Expenses	Lowest	Highest
(expenses that are deducted from fund company assets, including management fees, distribution, and/or service (12b-1) fees and other expenses)	0.51%	2.64%

1The fund expenses used to prepare this table were provided to Us by the fund(s). We have not independently verified such information. The expenses are those incurred as of the fiscal year ending December 31, 2011. Current or future expenses may be higher or lower than those shown.

Expense Examples

The following examples are intended to help You compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, quarterly maintenance fees, Separate Account annual expenses, and fund company operating expenses (for the year ended December 31, 2011).

Both examples assume that You invest $10,000 in the contract for the time periods indicated.  The Examples also assume that Your investment has a 5% return each year.  Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

Example 1:  This example assumes that the charges are at the highest guaranteed level, and the highest level of portfolio expenses (without voluntary waiver of fees or expenses).

1 Year	3 Years	5 Years	10 Years
$496	$1,487	$2,479	$4,963

Example 2:  This example assumes that the charges are at the current levels, and the lowest level of portfolio expenses (without voluntary waivers of fees or expenses).

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,027	$2,223

The examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).

These examples should not be considered a representation of past or future expenses.  Actual expenses may be greater or lower than those shown.  The assumed 5% annual rate of return is purely hypothetical; past or future returns may be greater or less than the assumed hypothetical return.

Financial Information

Our financial statements and financial statements for the Separate Account are in the SAI.  You may obtain a free copy of the SAI by checking the appropriate box on the application form, calling Us toll-free at (866) 747-3421, faxing Us at (866) 511-7038, or writing Us at Our Customer Service Center, Midland National Life Insurance Company,  P.O. Box 758547, Topeka, Kansas 66675-8547.

Charges and Fees

Surrender Charge

Sales charges are not deducted from premium payments.  There is no surrender charge on surrenders or withdrawals, even in the first contract year.

Mortality and Expense Risk Charge

We deduct a 1.00% per annum charge against all accumulation values held in the Separate Account for assuming the mortality and expense risks and other risks under the contract.  (See “Mortality and Expense Risk Charge” on page 23.)

Asset Based Administration Charge and Quarterly Contract Maintenance Fee

We deduct an asset based administration charge of 0.35% per annum against all accumulation values held in the Separate Account.  In addition, We currently deduct a quarterly contract maintenance fee of $10 from each contract.  This fee is collected on each contract quarter anniversary, on or before the maturity date, and on full surrender.  We reserve the right to increase this charge, however, it will not exceed $60 per contract year or $15 per contract quarter.  If Your accumulation value or net premium is greater than $50,000 on the contract quarter anniversary date or at the time of a full surrender, no quarterly contract maintenance fee is charged.  If Your accumulation value ever becomes insufficient to pay this charge, then Your contract will terminate without value. (See “CHARGES, FEES AND DEDUCTIONS” on page 23.)

Third-Party Registered Investment Adviser Fee

You may elect to have a third-party registered investment adviser, in connection with allocations among the investment options. You can request that We take withdrawals from Your contract to pay the advisory fees provided We have received documentation from You and Your adviser.  Midland National does not endorse any advisers, nor do We provide investment advice. Any such withdrawal may be taxable, and prior to age 59 ½ may be subject to a 10% penalty tax.  You should consult a tax adviser.  Your ability to make transaction requests may be limited as to the time, frequency and dollar amount when using a third-party investment adviser.

Premium Taxes

We will deduct the amount of any premium taxes levied by a state or any government entity from Your accumulation value at surrender, death, maturity or annuitization.  (See “Premium Taxes” on page 24).

ADDITIONAL INFORMATION ABOUT LIVEWELL VARIABLE ANNUITY

Suitability of the Contract

Because of the fees and expenses and possible loss of principal, the contracts are not appropriate for short-term investment.  In addition, non-qualified contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans.  The tax-deferred feature of the contract is most favorable to those in high tax brackets.  The tax-deferred feature is not necessary for a tax-qualified plan.  In such instances, purchasers should consider whether other features, such as the death benefit and lifetime annuity payments make the contract appropriate for their purposes.  Before purchasing a contract for use in a qualified plan, You should obtain competent tax advice both as to the tax treatment of the contract and the suitability of the investment for Your particular situation.

This contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme.  This contract may not be traded on any stock exchange or secondary market.  By purchasing this contract, You represent and warrant that You are not purchasing or intending to use this contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Other Products

We may offer other variable annuity contracts through Our Separate Account that also invest in some of the same portfolios.  These contracts may have different charges and may offer different benefits.  We encourage You to carefully consider the costs and benefits of the contract to ensure that it is consistent with Your personal investment goals and needs.  To obtain more information about these contracts, contact Your registered representative, or call Us at (866) 747-3421.

Inquiries And Correspondence

If You have any questions about Your contract or need to make changes, then contact the registered representative who sold You the contract, or contact Us at Our Customer Service Center:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone : (866) 747-3421 (toll-free)

Fax : (866) 511-7038 (toll-free)

You currently may send correspondence and transaction requests to Us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our Service Representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday  (Central Standard Time), excluding holidays and any day the New York Stock Exchange is not open.  Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at Our Customer Service Center and will not receive that day’s price.  The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request.  We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine.  We may revoke facsimile, internet and telephone transaction privileges at any time for some or all contract owners.

The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the annuitant or an owner, or other identifying information.  We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that We believe to be genuine.  We may record all telephone requests.  There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of contract owner identity) when the original signed request is not sent to Our Customer Service Center.  You bear those risks.

Facsimile, internet, and telephone correspondence and transaction requests may not always be available.  Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay Our receipt of Your request.  If You are experiencing problems, You should mail Your correspondence and transaction request to Our Customer Service Center.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that You promptly notify Us of any change in Your e-mail address, in order to avoid any disruption of deliveries to You. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting Our Customer Service Center. You may obtain more information and assistance at www.srslivewell.com or by writing Us at Our mailing address P.O. Box 758547, Topeka, Kansas 66675-8547 or by telephone at (866) 747-3421.

State Variations

Certain provisions of the contracts may be different than the general description in this prospectus, and certain options may not be available, because of legal restrictions in Your state.  See Your contract for specific variations since any such variations will be included in Your contract or endorsements attached to Your contract.  See Your registered representative or contact Our Customer Service Center for additional information that may be applicable to Your state. For more information see “APPENDIX B – STATE VARIATIONS” on page 44. All material state variations are disclosed in Appendix B to this prospectus.

Our Separate Account C And Its Investment options

The “Separate Account” is the Midland National Life Separate Account C, established under the insurance laws of the State of South Dakota in March 1991 and now governed by Iowa law.  It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940.  This registration does not involve any SEC supervision of its management or investment contracts.  The Separate Account is divided into subaccounts, called investment options, each of which invests exclusively in shares of one investment portfolio of a Trust or Fund.  You may allocate part or all of Your premiums to any of the investment options of Our Separate Account available under this contract (some restrictions may apply).

You will find information about the Trusts and Funds currently available under Your Contract in “Appendix A – Separate Account Investment Options”.  Appendix A includes information about investment objectives and advisers.

Our Separate Account buys and sells the shares of each portfolio at net asset value (with no sales or surrender charge).  More detailed information about the portfolios and their investment objectives, policies, risks, charges, expenses and other aspects of their operations, appear in their prospectuses and in each portfolio’s Statement of Additional Information.  You should read the funds’ prospectuses carefully before investing, allocating or transferring money to any portfolio.  You can receive a current copy of a prospectus (or summary prospectus) for each of the portfolios by contacting Your registered representative or by calling Our Customer Service Center at (866) 747-3421 or writing to Our Customer Service Center, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates.  These payments may be derived, in whole or in part, from the fees disclosed in the funds’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund.  Contract owners, through their indirect investment in the funds, bear the costs of these fees.  The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the contracts and other variable insurance products issued by Midland National.  These percentages currently range up to 0.50%  annually.  Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, marketing, and administering the contracts,  and, in its role as an intermediary, the funds.  Midland National and its affiliates may profit from these payments.

Amounts In Our Separate Account

The amount You have in each investment option is represented by the value of the accumulation units credited to Your accumulation value for that investment option.  The value You have in an investment option is the accumulation unit value times the number of accumulation units credited to You.  Amounts allocated, transferred or added to the investment options are used to purchase accumulation units.  Accumulation units of an investment option are purchased when You allocate premiums  or transfer amounts to that option.  Accumulation units are sold or redeemed when You make a surrender, partial withdrawal or transfer amounts from an investment option, and to pay the death benefit when the owner dies.  We also redeem units to pay for certain charges.

We calculate the number of accumulation units purchased or redeemed in an investment option by dividing the dollar amount of the transaction by the investment option’s accumulation unit value at the end of that day, if it is a business day. If it is not a business day, We will use the unit value on the next business day.   The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

The accumulation units of each investment option have different accumulation unit values.  We determine accumulation unit values for the investment options at the end of each business day.  The accumulation unit value for each investment option is initially set at $10.00 when it is added to Our Separate Account.  Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds.  They reflect investment income, the portfolios’ realized and unrealized capital gains and losses, and the funds’ expenses.  The accumulation unit values also reflect the daily asset charges We deduct from Our Separate Account currently at an effective annual rate of 1.35% of the accumulation value in the Separate Account.  Additional information on the accumulation unit values is contained in the SAI.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your contract and other variable annuity contracts.  We may permit charges owed to Us to stay in the Separate Account.  Thus, We may also participate proportionately in the Separate Account.  These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our Fixed Account.  The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities arising out of Our other business.  The obligations under the contracts are Our obligations.  The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to Our other income, gains, or losses.  Under certain unlikely circumstances, one investment option of the Separate Account may be liable for claims relating to the operations of another division.

Our Right To Change How We Operate Our Separate Account

We have the right to modify how We operate the Separate Account.  In making any changes, We may not seek approval of contract owners  (unless approval is required by law).  We have the right to:

•         add investment options to, or remove investment options from Our Separate Account;

•         combine two or more divisions within Our Separate Account;

•         withdraw assets relating to Our variable annuities from one investment option and put them into another;

•         eliminate a portfolio’s shares and substitute shares of another portfolio of the funds or another open-end, registered investment company.  This may happen if the portfolio’s shares are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the Separate Account’s purposes.  However, if required, We would first seek approval from the Securities and Exchange Commission and the insurance regulator where the contract is delivered;

•         end the registration of Our Separate Account under the Investment Company Act of 1940;

•         operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and

•         operate Our Separate Account or one or more of the investment options in any other form the law allows, including a form that allows Us to  make direct investments.  In addition, We may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any investment option, then You will be notified.  We may, for example, cause the investment option to invest in a mutual fund other than or in addition to the current portfolios.

If automatic allocations (such as premiums automatically deducted from Your bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment option that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment option will be allocated to the Fidelity VIP Money Market investment option.

If You are enrolled in a dollar cost averaging, automatic rebalancing, automatic premiums, or a comparable program while an underlying investment option merger, substitution or liquidation takes place, unless otherwise noted in a communication from Us, Your accumulation value invested in such investment  option  will be transferred automatically to the designated surviving investment option in the case of mergers, the replacement investment  option  in the case of substitutions, and an available Money Market Fund in the case of investment option liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving investment option, the replacement investment option or a Money Market Fund for any continued and future investments.

You may want to transfer the amount in that investment option as a result of changes We have made.  If You do wish to transfer the amount You have in that investment option to another division of Our Separate Account,  then You may do so, without charge, by writing to Our Customer Service Center.  At the same time, You may also change how Your premiums  are allocated.

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Any person wishing to purchase a contract may submit an application form and an initial premium payment of at least $10,000.  The sale must take place through a representative who is licensed and registered to sell the contract.  The maximum issue age for the contract is 90 (the owner’s  age).

If Your application is complete and in good order (see “Administrative Procedures” on page 9), then We will accept or reject it within two business days of receipt.  If the application is incomplete, then We will attempt to complete it within five business days.  If it is not complete at the end of this period (or cannot be accepted for some other reason), then We will inform You of the reason for the delay and the premium payment will be returned immediately unless You let Us keep the premium until the application is complete.  Your initial premium is held in a non-interest bearing suspense account (which is part of Our general account) until Your contract is issued or Your premium is refunded.  While Your premium is in that account, Your premium is not protected from claims of Our general creditors.

We will allocate Your initial premium payment according to Your instructions if We receive it or accept Your application (whichever is later) at Our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time).  We will then price the accumulation units purchased with Your premium payment at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your initial premium payment or accept Your application (whichever is later) after the close of regular trading on the New York Stock Exchange, We will credit accumulation units at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling registered representative to forward the application to Us promptly, or because of delays in his broker dealer determining that the contract is suitable for You.  Any such delays will affect when Your contract can be issued and when Your premium payment is allocated among investment options of Our Separate Account.

We may offer other variable annuity contracts that have different death benefits, contract features, and optional benefits.  However, these other contracts also have different charges that would affect Your investment performance and accumulation value.  To obtain more information about these other contracts, contact Our Customer Service Center.

Free Look

You may cancel Your contract within Your ten (10) day Free Look period.  We deem the Free Look period to expire 10 days after You have received Your contract.  Some states and situations may require a longer Free Look period.  To cancel Your contract, You need to return Your contract to the registered representative who sold it to You or to Our Customer Service Center.  If You cancel Your contract, then We will return:

•         The accumulation  value  (which may be more or less than the premium payments You paid), or

•         If greater and required by Your state, Your premiums minus any partial withdrawals.

Tax-Free “Section 1035” Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.  Before making an exchange, You should compare both annuities carefully.  Remember that if You exchange another annuity for the one described in this prospectus, You might have to pay a surrender charge on Your old annuity and other charges may be higher (or lower) and the benefits may be different.  You should not exchange another annuity for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise). If You purchase the contract in exchange for an existing annuity contract from another company, We may not receive Your premium payment from the other company for a substantial period of time after You sign the application and send it to Us, and We cannot credit Your premium to the contract until We receive it. You should consult with and rely upon a tax adviser if You are considering a contract exchange.

Premium Payments

You can make additional premium payments at any time prior to annuitization and in whatever amount You want, within certain limits. Your initial investment must be at least $10,000.  You may make additional payments of $1,000 or more at any time after the free-look period.  We will also accept additional payments via automatic bank draft in amounts of $250 or more per month.  Unless You receive approval from us, the maximum amount of premium You can pay into this contract prior to the maturity date is $2,000,000.  In addition, an initial or additional premium that would cause the contract value or total value of all annuities that You maintain with Midland National to exceed $5,000,000 requires Our prior approval.  This limit is calculated for each annuitant or owner and is based on all active contracts.

Premium payments will be credited as of the end of the valuation period in which they are received by Us, in good order. Investments after the initial premium payment may be made at any time up to the maturity date. We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders).  We reserve the right to accept or reject any premium payment or form of payment.

The mailing address to send premium payments to Us is: Midland National Life Insurance Company, P.O. Box 758546, Topeka, Kansas 66675-8546.

Allocation of Premium Payments

You will specify Your desired premium allocation on the contract’s application form.  Your instructions in Your application will dictate how to allocate Your premiums.  Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100.  The allocation instructions in Your application will apply to all other premiums You pay, unless You change subsequent premium allocations by providing Us with written instructions.  We reserve the right to limit the number of investment options in which You can allocate Your premiums or accumulation value.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of Your premiums by writing to Our Customer Service Center and telling Us what changes You wish to make.  We may offer other means to make this type of request with proper authorization and verification. These changes will affect transactions as of the date We receive Your request at Our Customer Service Center.  Changing Your allocation instructions will not change the way Your existing accumulation value is allocated among the investment options. While the Dollar Cost Averaging (DCA) program is in effect, the allocation percentages that apply to any premiums received will be the DCA allocation percentages unless You specify otherwise.  (See “Dollar Cost Averaging” on page 21).

Your Accumulation Value

Your accumulation value is the sum of Your amounts in the various investment options.  Your accumulation value will vary daily to reflect the investment performance of the investment option(s) You select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the contract.   Transaction charges are made on the effective date of the transaction.  Charges against Our Separate Account are reflected daily.

There is no guaranteed minimum accumulation value for amounts allocated to the investment options of Our Separate Account.  You bear the investment risk.  An investment option’s performance will cause Your accumulation value to go up or down each day.

Transfers of Accumulation Value

You generally may transfer amounts among the investment options prior to maturity date, unless otherwise noted.  The minimum transfer amount is $100 or 100% of the investment  option  if less than $100.  The minimum amount does not have to come from or be transferred to just one investment option.  The only requirement is that the total amount transferred that day equals the transfer minimum.

Completed transfer requests received at Our Customer Service Center in good order before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed transfer request in good order after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

For information regarding telephone or facsimile requests, see “Inquiries And Correspondence” on page 12.  Transfers may be delayed under certain circumstances.  See “When We Pay Proceeds From This Contract” on page 33. We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs.

We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.

Transfer Limitations

Frequent, large, programmed or short-term transfers among investment options, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by contract owners.  In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios.  In order to try to protect Our contract owners  and the portfolios from potentially harmful trading activity, We have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”).  Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the investment options of the Separate Account that may adversely affect other contract owners  or portfolio shareholders.

More specifically, currently Our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading.  We currently define excessive trading as:

•         More than one purchase and sale of the same investment option within a 60-calendar day period, commonly referred to as a “round trip”.  Two or more “round trips” involving the same investment option within a 60-calendar day period is considered excessive trading.

•         Six round-trips involving the same investment option within a twelve month period.

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters.  We will review those transfers (and other transfers in the same contract) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful.  We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that contract’s transfer privileges and We will not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 business days.  We will attempt to inform the contract owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days.  If We do not succeed in reaching the contract owner or registered representative by phone, We will send a letter by first class mail to the contract owner’s  address of record.

We reserve the right to apply Our market timing procedures to all of the investment options available under the contracts, including those investment options that invest in portfolios that affirmatively permit frequent and short-term trading in other variable annuity contracts offered by Us or other insurance companies.  Therefore, if You allocate premiums or Your accumulation value to this type of investment option, You may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors.  For a complete description of each funds’ trading policies, review each funds’ prospectus.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and if so We will take appropriate action to protect others.  In particular, We may, and We reserve the right to, reverse a potentially harmful transfer.  If so, We will inform the contract owner and/or registered representative. You will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers.  If this occurs, We will attempt to contact You by telephone for further instructions.  If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment option.  You should also be aware that as required by Rule 22c-2 under the 1940 Act, We have entered into information sharing agreements with each of the fund companies whose funds are offered through the Contract.  Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and may include personal contract information, including names and social security numbers or other tax identification numbers.  As a result of this information sharing, a fund company may direct us to restrict a contract owner’s transactions if the fund determines that the contract owner has violated the funds’ excessive/frequent trading policy.  This could include the fund directing us to reject any allocations of premium or contract value to the fund or all funds within the fund family.  We are contractually obligated to comply with all restrictions imposed by the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In Our sole discretion, We may revise Our Market Timing Procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other contract owners  or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers).   We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors such as the size of transfers made by contract owners  within given periods of time, as well as the number of “round trip” transfers into and out of particular investment options for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more contracts that We believe are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).

We do not include transfers made pursuant to the DCA program and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment option to investment option, and may be more restrictive with regard to certain investment options than others.  We may not always apply these detection methods to investment options investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.  Currently, We do not intend to apply these frequent trading detection methods or restrictions to funds that are open for frequent transfers, indicated by an “*” in the list shown on page 2 of this prospectus.

We reserve the right to place restrictions on the methods of implementing transfers for all contract owners  that We believe might otherwise engage in trading activity that is harmful to others.  For example, We might only accept transfers by original ‘wet’ contract owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Contract owners  seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection.  Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations.  In addition, the terms of the contract may also limit Our ability to restrict or deter harmful transfers.  Furthermore, the identification of contract owners  determined to be engaged in transfer activity that may adversely affect other contract owners  or portfolios shareholders involves judgments that are inherently subjective.  Accordingly, despite Our best efforts, We cannot guarantee that Our Market Timing Procedures will detect every potential market timer. Some market timers may get through Our controls undetected and may cause dilution in unit value to others. We apply Our Market Timing Procedures consistently to all contract owners  without special arrangement, waiver, or exception.  We may vary Our Market Timing Procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions.  In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed large, or short-term transfers among investment options of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Surrenders and Partial Withdrawals

You may withdraw all or part of Your surrender value by sending Us a written request at Our Customer Service Center in good order.  The surrender value is the Separate Account accumulation value minus any quarterly contract maintenance fees.  In some states a premium tax charge may also be deducted.  Surrenders may be restricted by a retirement plan under which You are covered.  Partial withdrawals must be made in amounts of $1,000 or more (except for systematic withdrawals described below) and cannot reduce Your accumulation value to less than $500.  If a partial withdrawal results in less than $500 remaining, then the entire accumulation value must be withdrawn.  A full surrender request, regardless of the accumulation value, must be submitted in writing. We reserve the right to change this process at any time. For a full surrender, You must send in Your contract with Your surrender request or sign a lost contract statement.

Any required tax withholding will be deducted from the amount paid.  In addition, upon full surrender a quarterly contract maintenance fee (and possibly a premium tax charge) may also be subtracted.

Completed surrender or partial withdrawal requests received in good order at Our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender or partial withdrawal request in good order after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

We will generally pay the surrender or partial withdrawal amount from the Separate Account within seven days after We receive a properly completed surrender or partial withdrawal request in good order.  In some cases, ‘good order’ requires a signature guarantee.  See “Administrative Procedures” on page 9. We may defer payment for more than seven days when:

•         trading on the New York Stock Exchange is restricted as defined by the SEC;

•         the New York Stock Exchange is closed (other than customary weekend and holiday closing);

•         an emergency exists as defined by the SEC as a result of which disposal of the Separate Account’s securities or determination of the net asset value of each investment option is not reasonably practicable;

•         for such other periods as the SEC may by order permit for the protection of owners; or

•         Your premium check has not cleared Your bank.

See “When We Pay Proceeds From This Contract” on page 33.

If We defer payment for 30 or more days, then during the period of deferment, We will pay interest at the rate required by the jurisdiction in which this contract is delivered.

Unless You specify otherwise, Your partial withdrawal will be deducted from all investment options in the same proportion as Your accumulation value bears to each investment option.

Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. Surrenders and partial withdrawals may be restricted under certain qualified contracts. You should consult with and rely on Your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” on page 24.

Systematic Withdrawals

The systematic withdrawal feature allows You to have a portion of the accumulation value withdrawn automatically.  These payments can be made only: (1) while the owner is living, (2) before the maturity date, and (3) after the Free Look period.  You may elect this option by sending a properly completed service form to Our Customer Service Center.  You may designate the systematic withdrawal amount or the period for systematic withdrawal payments.  You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, or annually. See Your contract for details on systematic withdrawal options and when each begins.

If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then We will process Your withdrawal at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.  The deduction caused by the systematic withdrawal will be allocated proportionately to Your accumulation value in the investment options.

You can stop or modify the systematic withdrawals by sending Us a written notice.  A proper written notice must include the consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $100.  Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis.  We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100.  Upon payment, We reduce Your accumulation value by an amount equal to the payment proceeds.  In no event will the payment of a systematic withdrawal exceed the surrender value.  The contract will automatically terminate if a systematic withdrawal causes the contract’s surrender value to equal zero.

To the extent, if any, that there is gain in the contract, systematic withdrawals generally are included in the contract owner’s  gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 ½.  Additional terms and conditions for the systematic withdrawal program are set forth in Your contract and in the application for the program.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account (any investment option) into one or more of the investment options. Your accumulation value must be at least $10,000 to initiate the DCA program.  The minimum monthly amount to be transferred using DCA is $100.

This program may reduce the impact of market fluctuations by allocating monthly, as opposed to allocating the total amount at one time.  This plan of investing does not insure a profit or protect against a loss in declining markets.

Only one active DCA program is allowed at a time.  You must complete the proper request form and send it to Our Customer Service Center, and there must be a sufficient amount in the DCA source account.  The  source account must have a minimum of $1200 beginning balance to start a DCA program. For any DCA, the minimum amount of time at set-up is 3 months. There is no maximum set-up time limit. We reserve the right to limit or change the minimum and maximum timeframes for the DCA program. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account.   The DCA request form will specify:

•         the DCA source account from which transfers will be made,

•         the total monthly amount to be transferred to the other investment options, and

•         how that monthly amount is to be allocated among the investment options.

Once You elect DCA, additional premiums  can be allocated to the DCA source account by sending them in with a DCA request form or written instructions.  Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise.  All amounts in the DCA source account will be available for transfer under the DCA program.

If it is requested when the contract is issued, then DCA will start on the contract anniversary of the second contract month.  If it is requested after issue, then DCA will start on the contract  anniversary  of the next contract month after the request is received.  DCA will not begin until the end of the free look period.

You may stop the DCA program at any time by sending Us written notice.  We reserve the right to end the DCA program by sending You one month’s notice.  You may not elect a DCA program with the Portfolio Rebalancing option.

We do not charge any specific fees for You to participate in a DCA program.

Portfolio Rebalancing

The Portfolio Rebalancing option allows contract owners, to have Us automatically reset the percentage of accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis.  Portfolio Rebalancing is not available when there is an active DCA program on the contract. If You elect this option, then on the contract anniversary date, We will transfer the amounts needed to “rebalance” the accumulation value to Your specified percentages.  Rebalancing may result in transferring amounts from an investment option earning a relatively high return to one earning a relatively low return. Your accumulation value must be at least $10,000 to initiate a portfolio rebalancing program.

Portfolio rebalancing will remain in effect until We receive Your written termination request.  We reserve the right to end the portfolio rebalancing option by sending You one month’s notice.  Contact Us at Our Customer Service Center to elect the portfolio rebalancing option.

There is no charge for portfolio rebalancing transfers.

Death Benefit

If the owner dies before the maturity date and while the contract is still inforce, We will pay the death benefit to the beneficiary once We receive (at Our Customer Service Center) satisfactory proof of the owner’s  death, an election of how the death benefit is to be paid, and any other documents or forms required all in good order.  Once You choose a Death Benefit, You cannot change it.

If an owner dies prior to the maturity date, then the death benefit must be paid within 5 years of the owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the owner). For joint owners the death benefit is paid upon the first death.

Spousal Continuation is available only if the spouse (1) was married to the deceased owner, as recognized by Federal law, as of the date of the deceased owner’s death, and (2) is the sole primary beneficiary. A surviving  spouse may choose to treat the contract as his/her own contract.

If the sole beneficiary  is not the spouse, the surviving joint owner will be the designated primary beneficiary  and any other beneficiaries  on record will be treated as contingent beneficiaries.

When a death benefit is paid on the death of an owner or a joint owner and a payment option is selected, the payment option must be an annuity for the life of the payee or for a period extending no longer than the payee’s life expectancy, and payments must begin within one year of the date of death.

The amount of the death benefit will be calculated based on the greater of (a) accumulation value or (b) net  premiums  paid on the business day that Our Customer Service Center receives a complete death benefit claim, which includes all of the following in good order: (a) proof of death acceptable to us, (b) an election of how the death benefit is to be paid, and (c) any other documents or forms that We require. If there are multiple beneficiaries, each beneficiary will receive their proportional share of the death proceeds as of the date We receive an election of how that beneficiary’s  portion of the death benefit  is to be paid (or if later, when all good order requirements are met). Payment will include interest to the extent required by law.

After the date on which We receive an original death certificate or a copy of the death certificate via facsimile, the beneficiary  has the option of transferring the accumulation value to the Money Market investment option.  Before the date on which the first complete death benefit claim is received, if there are multiple beneficiaries, then they all must join in such a transfer request.

If the owner dies on or after the maturity date, then any remaining amounts, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s death. Other rules relating to distributions at death apply to qualified contracts.

If any owner is a non-natural person, the death benefit is paid upon the death of an annuitant.

If joint owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.

Naming different persons as owner and annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming owners, annuitants, and beneficiaries, and consult Your registered representative if You have questions.  Premium taxes may be deducted from the death benefit proceeds.

CHARGES, FEES AND DEDUCTIONS

Mortality and Expense Risk Charge

We deduct a daily charge for mortality and expense risks currently at an effective annual rate to 1.00% of the accumulation values in the Separate Account.  The investment option’s accumulation unit values reflect this charge.  We expect to profit from this charge.  We may use the profit for any purpose including paying distribution expenses.  However, the level of this charge is guaranteed for the life of the contract and may not be increased after the contract is issued.

The mortality risk We bear arises, in part, from Our obligation to make monthly annuity payments regardless of how long the annuitant  or any individual may live.  These payments are guaranteed in accordance with the annuity tables and other provisions contained in Your contract.  This assures You that neither the longevity of the annuitant , nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the contract.  Our obligation, therefore, relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement.  The mortality risk also arises, in part, because of the risk that the death benefit may be greater than the accumulation value.  We also assume the risk that other expense charges may be insufficient to cover the actual expenses We incur.

Asset Based Administration Charge and Quarterly Contract  Maintenance Fee

We deduct a daily charge for asset based administration expenses at an effective annual rate of 0.35% of the accumulation values in the Separate Account.  We deduct an quarterly contract maintenance fee of $10.  This fee is collected on each contract quarter anniversary on or before the maturity date, and on surrenders.  We reserve the right to increase this charge, however, it will not exceed $15 per contract quarter.  If Your accumulation value or net premium is greater than $50,000 on the contract quarter anniversary or at full surrender, no quarterly contract maintenance fee is charged.  We deduct this charge proportionally from each investment option.  This charge is for Our record keeping and other expenses incurred in maintaining the contracts.  However, the level of this charge is guaranteed for the life of the contract and may not be increased after the contract is issued.  If Your accumulation value ever becomes insufficient to pay this charge, then Your contract will terminate without value.

Transfer Charge

We reserve the right to charge $15 per transfer for transfers in excess of 15 per contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs.

Charges In The Funds

The funds charge their portfolios for managing investments and providing services.  The portfolios may also pay operating expenses.  Each portfolio’s charges and expenses vary. See the prospectus provided by the fund company for more information.

Premium Taxes

Midland National will deduct from Your accumulation value at full surrender, death, maturity or annuitization a charge for any premium taxes levied by a state or any other government entity.  Premium taxes currently levied by certain jurisdictions vary from 0% to 3.5% and is based on Your current residence state.  This range is subject to change.  The Company currently deducts such charges from contracts issued in the states of California, Maine, Nevada, South Dakota, West Virginia, Wyoming and the territory of Puerto Rico.  These states and jurisdictions are subject to change.

Other Taxes

At the present time, We do not make any charges to the Separate Account for any federal, state, or local taxes (other than premium taxes) that We incur which may be attributable to such account or to the contracts.  We reserve the right to make a charge for any such tax or economic burden resulting from the application of the tax laws.

FEDERAL TAX STATUS

Introduction

NOTE:  We have prepared the following information on federal income taxes as a general discussion of the subject.  It is not intended as tax advice to any individual.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a contract.  You should consult Your own tax advisor about Your own circumstances.  We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuities are a way of setting aside money for future needs like retirement.  Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules provide that generally You will not be taxed on the gain, if any, on the money held in Your annuity contract until You take the money out.  This is referred to as tax deferral.  There are different rules as to how You will be taxed depending on how You take the money out and the type of contract – qualified or nonqualified (discussed below).

You will generally not be taxed on increases in the value of Your contract until a distribution occurs – either as a surrender or as annuity payments.

When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the account value over the investment in the contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax advisor.

Qualified and Nonqualified Contracts

If You invest in a variable annuity as part of an individual retirement plan, Your contract is called a Qualified Contract. If Your annuity is independent of any formal retirement or pension plan, it is termed a Non-qualified Contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Qualified contracts are issued in connection with the plans listed below.  There is additional information about qualified contracts in the SAI.

•         Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract.  Distributions from an IRA are generally subject to tax and, if before age 59½, may be subject to a 10% penalty tax.

•         Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.  .  The owner  may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Minimum Distribution Rules and Eligible Rollover Distributions

Qualified contracts have minimum distribution rules that govern the timing and amount of distributions.  If You are attempting to satisfy these rules before the maturity date, the value of any enhanced death benefit may need to be included in calculating the amount required to be distributed. Consult with and rely upon Your tax advisor. In addition, the income for a specified period option may not always satisfy minimum required distribution rules. Consult with and rely upon Your tax advisor before electing this option.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity.  The annuity must also meet certain distribution requirements at the death of the annuitant or an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the SAI.  Midland may modify the contract to attempt to maintain favorable tax treatment.

Surrenders and Partial Withdrawals

If You make a partial withdrawal from a nonqualified contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from Your premium payments.  When You make a partial withdrawal. You are taxed on the amount of the surrender that is gain.  If You make a full surrender, You are generally taxed on the amount that Your surrender proceeds exceed the “investment in the contract,” which is generally Your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums).  Withdrawals from nonqualified contracts to pay third party registered investment advisor fees are treated as taxable withdrawals.  Different rules apply for annuity payments and under qualified contracts.  See “Annuity Payments” below.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan.  The “investment in the contract” generally equals the amount of Your non-deductible premium payments.  In many cases, the “investment in the contract” under a qualified contract can be zero.

The Internal Revenue Code also provides that surrendered gain may be subject to a penalty.  The amount of the penalty is equal to 10% of the amount that is includable in income.  Some surrenders will be exempt from the penalty.  In general, , in the case of a distribution from a non-qualified contract, this includes any amount:

•         paid on or after the taxpayer reaches age 59½;

•         paid after an owner dies;

•         paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);

•         paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•         paid under an immediate maturity; or

•         which come from premium payments made prior to August 14, 1982.

Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a qualified contract. You should consult Your tax adviser with regard to exceptions from the penalty tax.

Multiple Contracts

All nonqualified deferred contracts that are issued by Midland (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Withholding

Distributions from qualified and nonqualified contracts are generally subject to withholding for Your federal income tax liability.  The withholding rate varies according to the type of distribution and Your tax status except with respect to eligible rollover distributions, as described above. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option You select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments You receive will be includable in Your gross income.

In general, the excludable portion of each annuity payment You receive will be determined by dividing the “investment in the contract” on the maturity date by the total expected value of the annuity payments for the term of the payments.  This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income.  Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

If, after annuitization , annuity payments stop because an annuitant   has died, the excess (if any) of the “investment in the contract” as of the annuitization over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for Your last taxable year.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income.   Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts.   Please consult a tax advisor for more information.

Federal Defense of Marriage Act

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under an optional living benefit.  All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.  Therefore, spousal continuation provisions in this contract will not be available to such partners or same-sex marriage spouses.  Consult a tax adviser for more information on this subject.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information regarding U.S. federal income tax consequences to annuity owners  that are U.S. persons.  Taxable distributions made to owners  who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies.  In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence.  Prospective foreign owners  are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity contract purchase.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant (only if the owner  is a non-natural person) or an owner.  Generally, such amounts should be includable in the income of the recipient:

•         if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or

•         if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchange of Contracts

A transfer of ownership or absolute assignment of a contract, the designation of an annuitant  or payee  or other beneficiary who is not also the owner, the selection of certain maturity dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion.  An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Transfers of nonqualified contracts for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner’s income.  This provision does not apply to transfers between spouses or transfers incident to a divorce.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise.  You should consult a tax advisor with respect to legal developments and their effect on the contract.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary  by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary  or the actuarial value of the payments to be received by the beneficiary.  Consult with and rely on an estate planning advisor for more information.

Generation- Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner.  Regulations issued under the Code may require Us to deduct the tax from Your contract, or from any applicable payment, and pay it directly to the IRS. You should consult a tax or estate planning advisor regarding these rules.

Federal Estate, Gift and Generation-Skipping Transfer Taxes.

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively.  After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions).  This would result in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under Federal tax law.

Maturity Date

The maturity date is the date on which income payments will begin under the annuity option You have selected.  The earliest possible maturity date under the contract is the 1st contract anniversary at which time You may annuitize Your full accumulation value (less any premium taxes).  The maximum maturity date is the contract anniversary immediately following the annuitant ’s 115th birthday.  You may change the maturity date to an earlier contract anniversary by sending written notice to Our Customer Service Center.  We must receive Your written notice at least 30 days prior to the original maturity date.

If You have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the maturity date You may:

1.       take the accumulation value, less any premium tax,  in one lump sum, or

2.       convert the accumulation value, less any premium tax,   into an annuity payable to the payee under one of the payment options as described below.

Electing an Annuity Payment Option

You may apply the proceeds of a surrender to affect an annuity payment option.  Unless You choose otherwise, on the maturity date Your accumulation  value  (less any premium taxes) will be applied to a 10 year certain and life fixed annuity payment option.  The first monthly annuity payment will be made within one month after the maturity date.

Only fixed payment options are available. Variable payment options are not available under this contract.

Currently, the payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240.  We reserve the right to change the payment frequency so that payments are at least $100.

The annuitant’s actual age will affect each payment amount for annuity payment options involving life income.  The amount of each annuity payment to older annuitants  will be greater than for younger annuitants  because payments to older annuitants  are expected to be fewer in number.  For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment.  With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

The payee or any other person who is entitled to receive payments may name a beneficiary to receive any amount that We would otherwise pay to that person’s estate if that person died.   The person who is entitled to receive payment may change the beneficiary at any time.

Annuity payment options will be subject to Our rules at the time of selection.  We must approve any arrangements that involve a payee  who is not a natural person (for example, a corporation), or a payee  who is a fiduciary or an assignee.  Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect.  This includes:

•         rules on the minimum amount We will pay under an option;

•         minimum amounts for installment payments, surrender or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment);

•         the naming of people who are entitled to receive payment and their beneficiaries; and

•         the ways of proving age, gender, and survival.

You must elect the payment option at least 30 days before the maturity date.

If Your Contract is a Qualified Contract, payment options without a life contingency may not satisfy minimum required distribution rules.  Consult a tax advisor before electing such an option.

Fixed Payment Options

Payments under the fixed options are not affected by the investment experience of any investment option.  The accumulation  value  (less any premium taxes) as of the maturity date will be applied to the fixed option selected.  We guarantee interest under the fixed options at a rate of 1.00% a year.  We may also credit interest under the fixed payment options at a rate that is above the 1.00% guaranteed rate (this is at Our complete discretion).  Thereafter, interest or payments are fixed according to the annuity option chosen.

Payment Options

The following four payout options are available:

1.       Income for Specified Period: We pay installments for a specified period of either 10 or 20 years.  We will pay the amount applied in equal installments plus applicable interest (excess interest may be paid at Our discretion). This option may not satisfy required minimum distribution rules for qualified contracts.  Consult a tax advisor before electing this option under a qualified contract. However, by current company practice We may offer other options.

2.       Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted.  The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years, and must be exhausted at the end of 20 years.

3.       Payment of Life Income: We will pay monthly income for life.  You may choose from 1 of 2 ways to receive the income:

a.       Life Annuity: We will pay monthly income for life.  With a life annuity payment option, payments will only be made as long as the annuitant is alive.  Therefore, if the annuitant dies after the first payment, then only one payment will be made.

b.       Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the annuitant is living thereafter. The period certain options are 10 and 20 years. However, by current company practice We may offer other options.

4.       Joint and Survivor Income: We will make monthly payments until the last surviving payee’s death.  Therefore, if both payees die after the first payment, then only one payment will be made.  The annuitant must be at least 50 years old and the beneficiary/payee  must be at least 45 years old, at the time of the first monthly payment.

ADDITIONAL INFORMATION

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company.  We were organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.”  We were reincorporated as a stock life insurance company, in 1909.  Our name “Midland” was adopted in 1925.  We were redomesticated to Iowa in 1999.  We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.  Our Principal Office address is:

Midland National Life Insurance Company

4350 Westown Parkway

West Des Moines, IA 50266

Phone: (877) 586-0240 (toll-free)

Please note all inquiries, correspondence and premium payments should be sent to Our Customer Service Center.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas.  Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Financial Condition

As an insurance company, We are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of Our General Account to Our contract owners.  We monitor Our reserves so that We hold sufficient amounts to cover actual or expected contract and claims payments.  It is important to note, however, that there is no guarantee that We will always be able to meet Our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that We may incur as the result of defaults on the payment of interest or principal on Our General Account assets, as well as the loss in market value of those investments.  We may also experience liquidity risk if Our General Account assets cannot be readily converted into cash to meet obligations to Our contract owners  or to provide collateral necessary to finance Our business operations.

We encourage both existing and prospective contract owners  to read and understand Our financial statements, which are included in the Statement of Additional Information ("SAI").  You can obtain a free copy of the SAI by writing to Us at Our Customer Service Center, calling Us at (866) 747-3421, or faxing Us at (866) 511-7038.

Fund Voting Rights

We invest the assets of Our Separate Account investment options in shares of the funds’ portfolios.  Midland National is the legal owner of the shares and has the right to vote on certain matters.  Among other things, We may vote:

•         to elect the funds’ Board of Directors,

•         to ratify the selection of independent auditors for the funds,

•         on any other matters described in the funds’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and

•         in some cases, to change the investment objectives and contracts.

Even though We own the shares, We may give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract.

The funds will determine if and how often shareholder meetings are held.  As We receive notice of these meetings, We will ask for Your voting instructions.  The funds are not required to and generally do not hold a meeting in any given year.

If We do not receive instructions in time from all contract owners, then We currently intend to vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio.  We currently intend to vote any fund shares that We alone are entitled to vote in the same proportions that contract owners  vote. The effect of this proportional voting is that a small number of contract owners  may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict owner voting, then We may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the fund portfolios in which Your accumulation value has been invested.  We determine Your voting shares in each division by dividing the amount of Your accumulation value allocated to that investment option by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the fund’s Board of Directors for the shareholders meeting.

If You have a voting interest, then We will provide You proxy material and a form for giving Us voting instructions.  In certain cases, We may disregard instructions relating to changes in the fund’s adviser or the investment contracts of its portfolios.

Voting Privileges of Participants In Other Companies

Other insurance companies own shares in the funds to support their variable life insurance and variable annuity products.  We do not foresee any disadvantage to this.  Nevertheless, each fund’s Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action.  If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.  If We ever believe that any of the funds’ portfolios are so large as to materially impair its investment performance, then We will examine other investment options.

Our Reports to Owners

We send You a quarterly report within 31 days after the end of each calendar quarter showing the contract accumulation value, cash surrender value, and the death benefit as of the end of the calendar quarter.  The report will also show the allocation of Your accumulation value and reflects amounts deducted from or added to the accumulation value since the last report.

Confirmation notices will be sent to You for premiums, partial withdrawals, surrenders, transfers of amounts between investment options and certain other financial transactions within 5 business days of processing.

You have 30 days to notify Our Customer Service Center of any errors or discrepancies.

We also currently intend to send You semi-annual reports with financial information on the funds.

Contract Periods, Anniversaries

We measure contract years, contract months, contract quarters, and contract anniversaries from the issue date shown on Your contract’s information page.  Each contract month, contract quarter and  contract year begins on the same day in each month, quarter and year respectively.  For this purpose, if that date is not a calendar date in every month, then We look forward to the first day of the next calendar month.

Dividends

We do not pay any dividends on the variable annuity contract described in this prospectus.

Performance

Performance information for the investment options may appear in reports and advertising to current and prospective owners.  The performance information is based on the historical investment experience of the investment option and the portfolios and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment.  Total return quotations reflect changes in portfolio share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges.  Quotations of total return may also be shown that do not take into account certain contract charges such as the surrender charges.  The total return percentage will be higher under this method than under the standard method described above.

A cumulative total return reflects performance over a stated period of time.  If the performance had been constant over the entire period, then an average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return.  Because average annual total returns tend to smooth out variations in an investment option’s returns, You should recognize that they are not the same as actual year-by-year results.

Some investment options may also advertise yield.  These measures reflect the income generated by an investment in the investment options over a specified period of time.  This income is annualized and shown as a percentage.  Yields do to not take into account capital gains or losses or the surrender charges.  The standard quotations of yield reflect the quarterly maintenance fee.

The money market investment option may advertise its current and effective yield.  Current yield reflects the income generated by an investment in the investment option over a 7-day period.  Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.  Other investment options may advertise a 30-day yield which reflects the income generated by an investment in the investment option over a 30-day period.

We may disclose average annual total returns for one or more of the investment options based on the performance of a portfolio since the time the Separate Account commenced operations.  We may also advertise performance figures for the investment options based on the performance of a portfolio prior to the time the Separate Account commenced operations.

Change of Address Notification

To protect You from fraud and theft, We may verify any changes in address You request by sending a confirmation of the change to both Your old and new addresses.  We may also call You to verify the change of address.

Modification to Your Contract

Upon notice to You, We may modify Your contract to:

(a)    permit the contract or the Separate Account to comply with any applicable law or regulation issued by a government agency;

(b)    assure continued qualification of the contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

(c)    reflect a change in the operation of the Separate Account; or

(d)    provide additional investment options.

In the event of such modifications, We will make an appropriate endorsement to the contract.

Your Beneficiary

You name Your beneficiary in Your contract application.  The beneficiary is entitled to the death benefit of the contract.  A beneficiary is revocable unless otherwise stated in the beneficiary designation.  You may change a revocable beneficiary during the owner’s  lifetime.  We must receive written notice (signed and dated) informing Us of the change.  Upon receipt and acceptance at Our Customer Service Center, a change takes effect as of the date that the written notice is recorded by Us.  We will not be liable for any payment made before We receive and accept the written notice.  If no primary beneficiary is living when the owner dies, the death benefit will be paid to the contingent beneficiary, if any.  If no beneficiary is living when the owner dies, then We will pay the death benefit to the owner’s estate.

If the sole beneficiary  is not the spouse, the surviving joint owner will be the designated primary beneficiary  and any other beneficiaries  on record will be treated as contingent beneficiaries.

Assigning Your Contract

You may assign Your rights in a non-qualified contract.  You must send a copy of the assignment to Our Customer Service Center.  The assignment does not take effect until We accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We record notice of the assignment.  An absolute assignment is a change of ownership.  There may be tax consequences.

This contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme.  This contract may not be traded on any stock exchange or secondary market.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in good order at Our Customer Service Center.

We may delay payment or transfers for one or more of the following reasons:

•         We cannot determine the amount of the payment,

•         the New York Stock Exchange is closed,

•         trading in securities has been restricted by the SEC,

•         the SEC has declared that an emergency exists,

•         The SEC by order permits Us to delay payment to protect Our owners, or

•         Your premium check(s) have not cleared Your bank.

If, pursuant to SEC rules, if any funds suspend payment of redemption proceeds in connection with a liquidation of the fund, then We will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the corresponding investment option until the fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require Us to reject a premium payment and/or “freeze” a contract owner’s  account.  If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments.  If a contract or account is frozen, the accumulation value would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator.  We may also be required to provide information about You and Your contract to the government agencies and departments.

Distribution Of The Contracts

We have entered into a distribution agreement with Our affiliate, Sammons Financial Network, LLC (“Sammons Financial Network”) for the distribution and sale of the contracts.  Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the contracts.  We pay commissions to Sammons Financial Network for sales of the contracts by its registered representatives as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for contract sales is 1.00% of premium payments. A 1.00% trail commission is also paid starting in the second year of the contract based on the accumulation value of the annuity. Where lower commissions are paid, We may also pay trail commissions.  We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.

We also pay for Sammons Financial Network’s operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the contracts.  Sammons Financial Network pays its registered representatives all or a portion of the commissions received for their sales of contracts.  Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Financial Network.

Non-cash items that We and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs.  Those programs may also include other types of cash and non-cash compensation and other benefits.  Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a contract.

In addition to ordinary commissions, Sammons Financial Network operating and other expenses and non-cash items, We provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.  It is possible that these third parties, or their personnel, may also act as Your registered investment advisor providing advice with respect to fund allocations in the contract.  Please be certain to review Your registered investment advisor’s Form ADV Part II carefully for disclosure about their compensation and conflicts of interest in connection with the contracts.   Also note that Your investment advisor could also be the broker-dealer, or a registered representative of the broker-dealer, who sold You the contract; in that case, they would also receive commissions and other compensation for selling You the contract, in addition to any investment advisory fees that You pay to Your registered investment advisor (either directly or through partial withdrawals  of Your accumulation value in the contract).

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the contract: (a) the mortality and expense risks charge; (b) asset based administration charges, and (c) payments, if any, received from the underlying portfolios or their managers.  Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that You do pay directly or indirectly.

Regulation

We are regulated and supervised by the Iowa Insurance Department.  We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts.  The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts.  The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.  We are also subject to various federal securities laws and regulations.

Legal Proceedings

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits.  In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, on the ability of Sammons Financial Network, LLC to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the contract.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

Financial Statements

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company, included in the SAI, have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in the SAI.  The address for PricewaterhouseCoopers LLP is One North Wacker Drive, Chicago, IL 60606.

The financial statements audited by PricewaterhouseCoopers LLP have been included in reliance on their reports given upon their authority as experts in accounting and auditing.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the SAI is available which contains more details concerning the subjects discussed in this prospectus.  You can get this SAI by checking the appropriate box on the application form, by writing Our Customer Service Center, or by calling Our Customer Service Center’s Toll Free number at 1-866-747-3421.  The following is the Table of Contents for the SAI:

APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS

Investment Policies of the Funds’ Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.  No one can promise that any portfolio will meet its investment objective.  A portfolio’s objectives and policies affect its returns and risks.  Each investment option’s performance depends on the experience of the corresponding portfolio.  You bear the risk that the underlying portfolios You have allocated amounts to will not meet their investment objectives.  The objectives of the portfolios are as follows:

Portfolio	Investment Objective
The Alger Portfolios
Alger Capital Appreciation Portfolio Class S	Seeks long-term capital appreciation.
BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.
BlackRock Capital Appreciation V.I. Fund Class III	Seeks long-term growth of capital.
BlackRock Equity Dividend V.I. Fund Class III	Seeks long-term total return and current income.
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.
BlackRock Large Cap Core V.I. Fund Class III	Seeks high total investment return.
BlackRock Large Cap Growth V.I. Fund Class III	Seeks long-term capital growth.
Calvert Variable Series, Inc.
Calvert VP SRI Equity Portfolio

Seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors.

Calvert VP SRI Mid Cap Growth Portfolio

Seeks to provide long-term capital appreciation by investing primarily in a non-diversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth and that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors.

DWS Variable Insurance Portfolios
DWS Alternative Asset Allocation VIP Portfolio Class B (Formerly DWS Alternative Asset Allocation Plus VIP Portfolio)	Seeks capital appreciation.
DWS Dreman Small Mid Cap Value VIP Class B	Seeks long-term capital appreciation.
DWS Global Small Cap Growth VIP B	Seeks above-average capital appreciation over the long term.
DWS Large Cap Value VIP Class B	Seeks to achieve a high rate of total return.
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income	Seeks to provide a high level of current income.
Eaton Vance VT Large-Cap Value	Seeks total return.
Fidelity® Variable Insurance Products
Fidelity VIP Contrafund Portfolio Service Class 2	Seeks long-term capital appreciation.
Fidelity VIP Emerging Markets Portfolio Class Service 2	Seeks capital appreciation.
Fidelity VIP High Income Portfolio Service Class 2	Seeks a high level of current income, while also considering growth of capital.
Fidelity VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.
Fidelity VIP Money Market Portfolio* Service Class 2	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital.
Fidelity VIP Real Estate Portfolio Service Class 2	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.
Fidelity VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation.
Fidelity VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.
Franklin Templeton Variable Insurance Funds
Franklin Mutual Shares Securities Fund Class 2	Seeks capital appreciation. Its secondary goal is income.
Franklin Rising Dividends Securities Fund Class 2	Seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.
Templeton Developing Markets Securities Fund Class 2	Seeks long-term capital appreciation.
Templeton Foreign Securities Fund Class 2	Seeks long-term capital growth.
Templeton Global Bond Securities Fund Class 2	Seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.
Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Seeks high total return over the long term.
Ivy Funds VIP Dividend Opportunities	Seeks to provide total return.
Ivy Funds VIP Energy	Seeks to provide long-term capital appreciation.
Ivy Funds VIP Global Natural Resources	Seeks to provide long-term growth. Any income realized will be incidental.
Ivy Funds VIP Growth	Seeks capital growth, with current income as a secondary objective.
Ivy Funds VIP International Core Equity	Seeks long-term capital growth.
Ivy Funds VIP International Growth	Seeks, as a primary objective, long-term appreciation of capital. As a secondary objective, the Portfolio seeks current income.
Ivy Funds VIP Mid Cap Growth	Seeks to provide growth of your investment.
Ivy Funds VIP Science and Technology	Seeks long-term capital growth.
Ivy Funds VIP Small Cap Growth	Seeks growth of capital.
Ivy Funds VIP Small Cap Value	Seeks long-term accumulation of capital.
Janus Aspen Series
Janus Aspen Balanced Portfolio Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Flexible Bond Portfolio Service Shares	Seeks to obtain maximum total return, consistent with preservation of capital.
Janus Aspen Global Technology Portfolio Service Shares	Seeks long-term growth of capital.
Janus Aspen Janus Portfolio Service Shares	Seeks long-term growth of capital.
Janus Aspen Overseas Portfolio Service Shares	Seeks long-term growth of capital.
Janus Aspen Series Perkins Mid Cap Value Portfolio Service Shares	Seeks capital appreciation.
Janus Aspen Worldwide Portfolio Service Shares	Seeks long-term growth of capital.
Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Mid Cap Core Portfolio Class II	Seeks long-term growth of capital.
Legg Mason Partners Variable Income Trust
Legg Mason Western Asset Variable Global High Yield Bond Portfolio Class II	Seeks to maximize total return, consistent with the preservation of capital.
MFS® Variable Insurance Trust
MFS VIT II Global Tactical Allocation Portfolio Service Class	Seek total return.
MFS VIT II International Value Portfolio Service Class	Seek capital appreciation.
MFS VIT II New Discovery Portfolio Service Class	Seek capital appreciation.
MFS VIT II Utilities Portfolio Service Class	Seek total return.
PIMCO Variable Insurance Trust
PIMCO VIT All Asset Portfolio Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Commodity Real Return Strategy Portfolio Advisor Class	Seeks maximum real return consistent with prudent investment management.
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global (Unhedged) Bond Portfolio Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global Multi-Asset Portfolio Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index.
PIMCO VIT High Yield Portfolio Advisor	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Short-Term Portfolio Advisor Class	Seeks maximum current income, consistent with preservation of capital and daily liquidity.
PIMCO VIT Total Return Portfolio Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Pioneer Variable Contracts Trust
Pioneer Bond VCT Portfolio Class II

Seeks current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Pioneer Equity Income VCT Portfolio Class II	Seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
Pioneer Fund VCT Portfolio Class II	Seeks reasonable income and capital growth.
Pioneer High Yield VCT Portfolio Class II	Seeks to maximize total return through a combination of income and capital appreciation.
Pioneer Strategic Income VCT Portfolio Class II	Seeks a high level of current income.
The Prudential Series Fund
Prudential Series Fund Jennison 20/20 Focus Portfolio Class II	Seeks long-term growth of capital.
Prudential Series Fund Natural Resources Portfolio Class II	Seeks long-term growth of capital.
Prudential Series Fund SP Prudential U.S. Emerging Growth Portfolio Class II	Seeks long-term capital appreciation.
Royce Capital Fund
Royce Capital Fund - Micro-Cap Portfolio Service Class	Seeks long-term growth of capital.
Royce Capital Fund - Small-Cap Portfolio Service Class	Seeks long-term growth of capital.
Rydex Variable Funds
Guggenheim VT DWA Sector Rotation (Formerly Rydex|SGI VT DWA Sector Rotation)	Seeks to provide long-term capital appreciation.
Guggenheim VT Managed Futures Strategy Fund (Formerly Rydex|SGI VT Managed Futures Strategy Fund)	Seeks to achieve positive absolute returns.
Guggenheim VT Multi-Hedge Strategies Fund (Formerly Rydex|SGI VT Multi-Hedge Strategies Fund)	Seeks long-term capital appreciation with less risk than traditional equity funds.
Guggenheim VT U.S. Long Short Momentum (Formerly Rydex|SGI VT U.S. Long Short Momentum)	Seeks long-term capital appreciation.
Rydex VT Inverse Government Long Bond Strategy**

Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.

Rydex VT Inverse Mid-Cap Strategy**

Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Rydex VT Inverse Russell 2000® Strategy Fund**

Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Rydex VT Inverse S&P 500 Strategy**

Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Rydex VT S&P 500 Pure Growth Fund

Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The fund's current benchmark is the S&P 500 Pure Growth Index.

Rydex VT S&P MidCap 400 Pure Growth Fund

Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The fund's current benchmark is the S&P MidCap 400 Pure Growth Index.

*During periods of low interest rates, the yields of the money market investment option may become extremely low and possibly negative.

** This investment option was closed to new investors as of May 1, 2012.  If You had money invested in this investment option as of the close of business on April 30, 2012, You may continue to make additional investments into the portfolio.  However, if You redeem or transfer completely out of this investment option after this date, You will not be able to reinvest in the portfolio.

BlackRock Investments, LLC manages the BlackRock Variable Series Funds, Inc.  Calvert Investment Management, Inc. manages and Atlanta Capital Management Company, LLC (for Calvert VP SRI Equity Portfolio) and New Amsterdam Partners LLC (for Calvert VP SRI Mid Cap Growth Portfolio) are sub-advisers to the Calvert Variable Series, Inc. Portfolios. Deutsche Investment Management manages the DWS Variable Insurance Portfolios.  Eaton Vance Management manages the Eaton Vance Variable Trust. Fidelity Management & Research Company (FMR) is the manager for the Fidelity Variable Insurance Products (VIP) Portfolios. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other affiliates of FMR serve as sub-advisers for the Fidelity VIP Portfolios. Franklin Adviser, Inc. manages Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC manages Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC manages Franklin Mutual Shares Securities Fund. Templeton Asset Management Ltd. manages Templeton Developing Markets Securities Fund. Templeton Investment Counsel, LLC manages Templeton Foreign Securities Fund. Fred Alger Management, Inc. manages The Alger Portfolios. Guggenheim Investments (an affiliate of Ours) manages the Rydex Variable Trust. Janus Capital Management LLC manages the Janus Aspen Series. Legg Mason Partners Fund Advisor, LLC manages the Legg Mason Partners Variable Equity Trust and the Legg Mason Variable Income Trust.  MFS® Investment Management manages the MFS® Variable Insurance TrustSM.  Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. Pioneer Investment Management, Inc. manages the Pioneer Variable Contracts Trust. Prudential Investment Management, Inc. manages The Prudential Series Funds. Royce & Associates, LLC manages the Royce Capital Fund. Waddell & Reed Investment Management Company manages the Ivy Funds Variable Insurance Portfolios.

The funds may make a material change in their investment policies.  In that case, We will send You notice of the change.  Within 60 days after You receive the notice, or within 60 days after the effective date of the change, if later, You may transfer any amount that You have in that investment option to another investment option.  (See “Transfers of Accumulation Value” on page 17).

The funds sell their shares to Separate Accounts of various insurance companies to support both variable life insurance and variable annuity contracts, and to qualified retirement plans.  We currently do not foresee any disadvantages to Our contract owners  arising from this use of the funds for this type of mixed and shared funding.  The funds will monitor for possible conflicts arising out of this practice.  If any such conflict or disadvantage does arise, We and/or the applicable fund may take appropriate action to protect Your interests.

The fund portfolios available under the contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance and results of any of the funds’ portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios.  There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

The fund portfolios offered through the contract are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment adviser) will make payments to Us, and the amount of any such payments.  We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the contracts, and, in Our role as an intermediary to the funds.  We may profit from these payments.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and by Your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You decisions regarding investment allocations should be carefully considered and periodically re-evaluated.

Other funds (or available classes) may have lower fees and better overall investment performance.

In making Your investment selections, We encourage You to thoroughly investigate all of the information regarding the fund portfolios that is available to You, including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

You bear the entire risk for the allocation of Your premiums and accumulation value among the investment options whether or not You use the service of an adviser.  We are not responsible for any investment or other advice or services that You may receive.

You bear the risk of any decline in the accumulation value of Your contract resulting from the performance of the investment options You have chosen.

We do not recommend or endorse any particular portfolio or portfolios and We do not provide investment advice.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the contracts.

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the Separate Account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in Our judgment, further investment in any portfolio should become inappropriate, We may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.

APPENDIX B – STATE VARIATIONS

Certain contract features described in this Prospectus may vary or may not be available in your state. The state in which your contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your contract. These variations are reflected in your contract and in riders or endorsements to your contract.

This contains an overview of state specific variations.

For Contracts issued in the state of Arizona, the following variations apply:

On written request we are required to provide within reasonable time, reasonable factual information regarding the benefits and provisions of your annuity. If for any reason you are not satisfied with the annuity you may return the annuity within 10 days or within 30 days if you are 65 years of age or older on the date of the application and receive a refund of the full Accumulation Value plus any fees or charges deducted from the contract as of the date the returned policy is received by the insurer or its insurance producer, or if greater and required by state law, premiums paid as of the date the returned policy is received by the insured or insurance producer.

For Contracts issued in the state of Connecticut, the following variations apply:

During the right to examine period if cancellation is made prior to delivery of the contract we will refund all premiums paid.

Also, we currently define excessive/frequent trading as:  (a) two or more “round trips” involving the same investment option within a 60-calendar day period; or (b) six or more “round trips” involving the same investment option within a twelve month period.  “Round trip” means more than one purchase and sale of the same investment option within a 60-calendar day period. We reserve the right to revise Our market timing procedures as We deem necessary or appropriate to more effectively detect and prevent market timing. Any exercise of our right to delay, restrict or reject trading activity will be applied equally and in a non-discriminatory manner to all contract owners.

For Contracts issued in the state of Florida, the following variations apply:

The cover page of the contact contains a clear statement that death benefit and accumulation values will reflect the investment experience of our separate account, which may cause them to increase or decrease and are not guaranteed as to the fixed dollar amount.  To obtain additional contract information and/or to receive assistance in resolving complaints, our 800 number is listed in a bold face type. We have omitted the right to limit investment options in which premiums are invested.

For Contracts issued in the state of Illinois, the following variations apply:

The cover page of the contract includes contact information to contact us or the Illinois Department of Insurance should you have any complaints arise regarding your annuity.

Illinois Department of Insurance Consumer Division or Public Service Section Springfield, Illinois 62767	Midland National Life Insurance Company Annuity Division P.O. Box 79907 Des Moines, Iowa 50325-0985 Toll Free Telephone: 1-877-586-0244

For Contracts issued in the state of Montana, the following variations apply:

Death proceeds will be paid within 60 days of receiving due proof of the Annuitant’s or Owner’s death. If payment is made after the first 30 days we agree to pay interest on the death proceeds from the 30th day until the date of payment. The interest will be at an annual interest rate determined by us not to be less than the rate required by the state of Montana.

Gender will not play a role in determining payout rates; any reference to gender has been removed.

There are no premium taxes on Annuity contracts in Montana. The provisions of this Contract conform to the minimum requirements of Montana law and control over any conflicting statutes of any state in which you live on or after the Contract Effective Date.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account C including more information about commissions and distribution expenses.  A free copy of the SAI can be obtained by contacting Your registered representative or by contacting Our Customer Service Center at:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone: (866) 747-3421

Facsimile: (866) 511-7038

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about Midland National Life Insurance Company are also available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549-0102.

SEC File No. 811-07772

STATEMENT OF ADDITIONAL INFORMATION FOR THE
LiveWell VARIABLE ANNUITY CONTRACT

Flexible Premium Deferred Variable Annuity Contract

Issued by

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Through Midland National Life Separate Account C)

Our Customer Service Center:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone: (866) 747-3421 (toll-free)

Fax: (866) 511-7038 (toll-free)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the LiveWell Variable Annuity (“contract”) issued by Midland National Life Insurance Company. You may obtain a free copy of the Prospectus dated May 1, 2012, by contacting Us at Our Customer Service Center using the above address and phone numbers. Terms used in the current Prospectus for the contract are incorporated in this document.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the prospectuses for all of the portfolios currently available in the contract.

Dated  May 1, 2012

 THE CONTRACT

Entire Contract

Changes to the Contract

Incontestability

Misstatement of Age or Sex

Non-participating

Claims of Creditors

Minimum Benefits

Ownership

Assignment

Accumulation Unit Value

Annuity Payments

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Investment option Yield Calculation

Other Investment option Yield Calculations

Standard Total Return Calculations

Cumulative Total Returns

Adjusted Historical Performance Data

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Required Distributions

Non-Natural Person owners

Diversification Requirements

Owner Control

Taxation of Qualified Contracts

DISTRIBUTION OF THE CONTRACTS

SAFEKEEPING OF ACCOUNT ASSETS

STATE REGULATION

RECORDS AND REPORTS

LEGAL MATTERS

FINANCIAL MATTERS

OTHER INFORMATION

FINANCIAL STATEMENTS

THE CONTRACT

Entire Contract

The entire contract between You and Us consists of the contract, the attached written application and any attached endorsements, riders, and amendments.

Changes to the Contract

No one has the right to change any part of the contract or to waive any of its provisions unless the change is approved in writing by one of Our officers. Only our President or Secretary may modify the contract.

We may change the contract without Your consent to conform to state or federal laws or regulations.  A change will be made by attaching an endorsement to the contract.

Incontestability

We will not contest the contract.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, We will adjust the amount of each annuity payment to whatever the applied value would have purchased at the correct age and sex.

Any underpayments made by Us will be paid to the payee.  Any overpayments made by Us will be charged against benefits falling due after adjustment.  All underpayments and overpayments will include interest at the rate required by the jurisdiction in which the contract is delivered.

Non-participating

The contract does not participate in the surplus or profits of the Company and the Company does not pay any dividends on it.

Claims of Creditors

To the extent permitted by law, no benefits payable under the contract to a beneficiary or payee are subject to the claims of creditors.

Minimum Benefits

The annuity payments, surrender values and death benefit under the contract are not less than the minimum required by the laws of the state in which the contract is delivered.

Ownership

The contract belongs to You.  You have all rights granted by the contract, including the right to change owners and beneficiaries, subject to the rights of:

1)      Any assignee of record with Us;

2)      Any irrevocable beneficiary; and

3)      Any restricted ownership.

We must receive written notice informing Us of any change, designation or revocation.  Once recorded, a change, designation or revocation takes effect as of the date the written notice was signed.  However, We are not liable for payments made by Us before We record the written notice.    A change of owner may have adverse tax consequences.

Assignment

An assignment may have adverse tax consequences.

You may assign the contract by giving Us written notice.  The assignment does not take effect until We accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be responsible for the validity of any assignment. We will not be liable for any payments We make prior to recording the written notice of assignment.

This contract, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme.  This contract may not be traded on any stock exchange or secondary market.

Accumulation Unit Value

We determine accumulation unit values for each investment option of Our Separate Account at the end of each valuation period. The accumulation unit value for each investment division was initially set at $10.00.  The accumulation unit value for any business day is equal to the accumulation unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment option every valuation period by taking a) divided by b) minus c) where:

a)      Is the total of:

1)      The net asset value per share at the end of the current Valuation Period; plus

2)      Any dividend or capital gains per share reinvested during the current Valuation Period; plus

3)      Total accrued, but not yet reinvested, capital gains per share as of the current Valuation Period.

b)      The net asset value plus the total accrued but not yet reinvested capital gains per share as of the preceding Valuation Period.

c)       Is the Mortality and Expense Charge plus the Administration Fee for each day in the current Valuation Period.

We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that We would adjust unit values to reflect what happens to the funds, and also for any charges.

Annuity Payments

The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the investment options.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Investment option Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, Midland National is required to compute the Fidelity VIP Money Market investment option  (called “the money market investment option” for the purpose of this section) current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market investment options or on their respective portfolio securities. This current annualized yield is computed for each money market investment option by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) in the value of a hypothetical account having a balance of one unit of the a money market investment option at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the annual maintenance fee, the mortality and expense risk charge, administration charge, and income and expenses accrued during the period. Because of these deductions, the yield for the money market investment options of the Separate Account will be lower than the yield for the respective money market investment options or any comparable substitute funding vehicle.

The Securities and Exchange Commission also permits Midland National to disclose the effective yield of the money market investment options for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the money market investment options normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market investment options’ actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the money market investment options or substitute funding vehicle, the types and quality of portfolio securities held by the money market investment options or substitute funding vehicle, and operating expenses. In addition, the yield figures are for the base contract only with no rider charges and do not reflect the effect of any surrender charge that may be applicable to a particular contract.

Other Investment option Yield Calculations

Midland National may from time to time disclose the current annualized yield of one or more of the investment options (except the money market investment options) for 30-day periods. The annualized yield of an investment option refers to income generated by the investment option over a specified 30-day period. Because the yield is annualized, the yield generated by an investment option during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

YIELD = 2 [ (a - b + 1)6 - 1 ]

cd

Where:     a =     net investment income earned during the period by the portfolio (or substitute funding vehicle) attributable to shares owned by the investment option.

                   b =    expenses accrued for the period (net of reimbursements).

                   c =     the average daily number of units outstanding during the period.

                   d =    the maximum offering price per unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all owner accounts.

Because of the charges and deductions imposed by the Separate Account the yield of the investment option will be lower than the yield for the corresponding portfolio. The yield on amounts held in the investment options normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The investment option's actual yield will be affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Standard Total Return Calculations

Midland National may from time to time also disclose average annual total returns for one or more of the investment options for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:            P =        a hypothetical initial payment of $1,000

                         T =        average annual total return

                         n =        number of years

        ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all owner accounts are recognized in the ending redeemable value. This includes a contract charges factor that is calculated by taking the daily Separate Account asset charge and adding an additional amount that adjusts for the current $40  maintenance fee. This additional amount is based on an average expected accumulation value of $20,000 so it is calculated as $40 , or 0.20% annually. The standard average annual total return calculations assume the contract is surrendered.

Midland National may disclose average annual total returns in various ways, depicting whether the contract is surrendered or maintained in force.  Accordingly, Midland National may disclose the following types of average annual total return:

1.      The contract is surrendered and

2.      The contract is not surrendered.

Cumulative Total Returns

Midland National may from time to time also disclose cumulative total returns in conjunction with the annual returns described above. The cumulative returns will be calculated using the following formula.

CTR = [ERV/P] - 1

Where:          CTR =     the cumulative total return net of investment option recurring charges for the period.

                       ERV =     ending redeemable value of an assumed $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

                       P      =     an assumed initial payment of $1,000.

Midland National may also disclose the value of an assumed payment of $10,000 (or other amounts) at the end of various periods of time.

Adjusted Historical Performance Data

Midland National may also disclose adjusted historical performance data for an investment option for periods before the investment option commenced operations, based on the assumption that the investment option was in existence before it actually was, and that the investment option had been invested in a particular portfolio that was in existence prior to the investment option's commencement of operations. The portfolio used for these calculations will be the actual portfolio that the investment option will invest in.

Adjusted historical performance data of this type will be calculated as follows. First, the value of an assumed $1,000 investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a “contract charges” factor to reflect the charges imposed under the contract. The contract charges factor is calculated by taking the daily Separate Account asset charge and adding an additional amount that adjusts for the current $40 maintenance fee. This additional amount is based on an  average accumulation value of $20,000 so it is calculated as $40 , or 0.20% annually. The total is then divided by 12 to get the monthly contract charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the investment option. The contract charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value (“ERV”) of a hypothetical $1,000 initial payment in the investment option is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis.  Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales charge) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales charge).

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland National accepts premiums which are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code.

We also accept “rollovers” from contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to “rollover” into an IRA. The Company differentiates between nonqualified contracts and IRAs to the extent necessary to comply with federal tax laws. In all events, a tax adviser should be consulted with and relied upon before you effect an exchange or a rollover.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the code requires any nonqualified contract to provide that (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed (1) within five years after the date of that owner's death, or (2) as Annuity payments which will begin within one year of that owner's death and which will be made over the life of the owner's “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary. The owner's “designated beneficiary” is the person to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The nonqualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

Non-Natural Person owners

If a non-natural person (e.g., a corporation or a trust) owns a nonqualified contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year.

There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The tax discussion in the prospectus and herein generally applies to contracts owned by natural persons.

Diversification Requirements

The Code requires that the investments of each investment option of the Separate Account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes.  It is intended that each investment option, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control

In some circumstances, owners of variable contracts who retain control over the investment of the underlying Separate Account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, We believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

Taxation of Qualified Contracts

The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of specific dollar amount or the amount of compensation includible in the individual’s gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered to the public on a continuous basis.  We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

Sammons Financial Network, LLC (“Sammons Financaial Network”) serves as principal underwriter for the contracts.  Sammons Financial Network is a Delaware limited liability company and its principaloffice is located at 4350 Westown Parkway, West Des Moines, IA 50266.  Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  Sammons Financial Network offers the contracts through its registered representatives.  Sammons Financial Network also may enter into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.  Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.

A  distribution allowance is paid to Sammons Financial Network of 1.00% of total premiums received on LiveWell Variable Annuity. The distribution allowance is as follows:

Fiscal Year	Aggregate Amount of Distribution Allowance Paid to Sammons Financial Network *
2011	$0

*Represents an underwriting fee paid to Sammons Financial Network for  LiveWell Variable Annuity  under Separate Account C.

Sammons Financial Network, LLC or its affiliates via expense sharing agreements will pay the advertising and sales expenses related to the distribution of the contracts.

We and/or Sammons Financial Network may pay certain selling firms additional amounts for:

•         participation in their marketing programs, which may include marketing services and increased access to their sales representatives;

•         sales promotions relating to the contracts;

•         costs associated with sales conferences and educational seminars for their sales representatives; and

•         other sales expenses incurred by them.

We may pay flat dollar amounts to certain selling firms. Our sales and marketing personnel may be permitted to attend selling firm’s annual, sales, and other conferences and/or may be given booth time, speaking time, or access to lists of the selling firm’s registered representatives.

We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland National. The assets are held separate and apart from our Fixed Account assets. Records are maintained of all premiums and redemptions of fund shares held by each of the investment options.

STATE REGULATION

Midland National is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Midland National. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the contracts has been provided by Sutherland Asbill & Brennan LLP, Washington, D.C.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company as of and for the years ended December 31, 2011, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.  The financial statements and schedules audited by PricewaterhouseCoopers LLP have been included in reliance on their report, given on their authority as experts in accounting and auditing. The mailing address for PricewaterhouseCoopers LLP is as follows:

PricewaterhouseCoopers LLP

One North Wacker Drive
Chicago, IL 60606

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 , as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company should be considered only as bearing on the ability of Midland National to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of Separate Account C.
          MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)

          CONSOLIDATED FINANCIAL STATEMENTS

          FOR THE YEARS ENDED DECEMBER 31, 2011 and 2010

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)

--------------------------------------------------------------------------------

Report of Independent Auditors                                               1

Midland National Life Insurance Company and Subsidiaries
   Consolidated Financial Statements

     Consolidated Balance Sheets as of December 31, 2011 and 2010            2

     Consolidated Statements of Income for the years ended
        December 31, 2011, 2010 and 2009                                     3

     Consolidated Statements of Stockholder's Equity and
       Comprehensive Income (Loss) for the years ended
        December 31, 2011, 2010 and 2009                                     4

     Consolidated Statements of Cash Flows for the years
        ended December 31, 2011, 2010 and 2009                               5

     Notes to Consolidated Financial Statements                              7

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of
   Midland National Life Insurance Company and Subsidiaries

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Midland
National Life Insurance Company and Subsidiaries (the "Company") at December 31,
2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board United States). Those
standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 28, 2012

--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL  60606
T: (312)298-2000, F: (312) 298-2001, www.pwc.com/us

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2011 and 2010
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            2011                2010
                                                                                    ------------------  ------------------
ASSETS
Investments
    Fixed maturities, available for sale, at fair value                                   $27,210,029        $ 24,516,373
    Equity securities, at fair value                                                          406,809             424,953
    Mortgage loans                                                                            490,031             247,133
    Policy loans                                                                              340,731             333,186
    Short-term investments                                                                    290,070             248,637
    Derivative instruments                                                                    235,342             425,656
    Other invested assets                                                                     889,972             983,630
                                                                                    ------------------  ------------------
       Total investments                                                                   29,862,984          27,179,568

Cash                                                                                          165,611              50,517
Accrued investment income                                                                     258,004             237,447
Deferred policy acquisition costs                                                           1,397,148           1,502,244
Deferred sales inducements                                                                    374,354             455,628
Present value of future profits of acquired businesses                                         17,176              21,015
Federal income tax asset, net                                                                       -              58,019
Other receivables, other assets and property, plant and equipment                             114,550             146,950
Reinsurance receivables                                                                     2,075,717           1,889,376
Separate account assets                                                                       884,513           1,001,274
                                                                                    ------------------  ------------------
       Total assets                                                                       $35,150,057         $32,542,038
                                                                                    ==================  ==================

LIABILITIES
Policyholder account balances                                                             $26,320,092        $ 24,817,393
Policy benefit reserves                                                                     1,129,354           1,049,300
Policy claims and benefits payable                                                            132,627             119,949
Repurchase agreements, other borrowings and collateral on
    derivative instruments                                                                  2,599,406           2,527,412
Derivative instruments                                                                         13,134              10,541
Federal income tax liability, net                                                             340,860                   -
Other liabilities                                                                             584,434             729,027
Separate account liabilities                                                                  884,513           1,001,274
                                                                                    ------------------  ------------------
       Total liabilities                                                                   32,004,420          30,254,896
                                                                                    ------------------  ------------------

STOCKHOLDER'S EQUITY
Common stock, $1 par value, 1,000 shares authorized,
  issued and outstanding                                                                        2,549               2,549
Additional paid-in capital                                                                    354,208             335,907
Retained earnings                                                                           2,032,987           1,860,073
Accumulated other comprehensive income (loss)                                                 755,893              88,613
                                                                                    ------------------  ------------------
       Total stockholder's equity                                                           3,145,637           2,287,142
                                                                                    ------------------  ------------------
          Total liabilities and stockholder's equity                                      $35,150,057         $32,542,038
                                                                                    ==================  ==================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 and 2009
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    2011              2010               2009
                                                                              -----------------  ----------------   ----------------

REVENUES
Premiums                                                                            $  164,718         $ 146,850          $ 147,415
Interest sensitive life and investment product charges                                 338,445           303,991            295,560
Net investment income                                                                1,402,512         1,407,708          1,059,608
Net gains (losses) on derivatives and derivative instruments                             5,767           191,371           (157,076)
Net unrealized gain from variable interest entity                                            -                 -             35,795
Net realized investment gains                                                           (8,206)           94,571            154,827

Total other-than-temporary impairment losses                                            (9,853)          (75,139)           (83,778)
Non-credit portion in other comprehensive income                                         2,326             3,557             12,307
                                                                              -----------------  ----------------   ----------------
Net impairment loss recognized in earnings                                              (7,527)          (71,582)           (71,471)

Other income                                                                             9,304            15,045             12,419
                                                                              -----------------  ----------------   ----------------
       Total revenue                                                                 1,905,013         2,087,954          1,477,077
                                                                              -----------------  ----------------   ----------------

BENEFITS AND EXPENSES
Interest credited to policyholder account balances                                     816,565           881,856            541,266
Benefits incurred                                                                      261,976           302,497            238,071
Amortization of deferred sales inducements                                              78,438            80,765             60,246
                                                                              -----------------  ----------------   ----------------
       Total benefits                                                                1,156,979         1,265,118            839,583

Operating and other expenses (net of commissions and other
    expenses deferred)                                                                 139,279           116,552            162,648
Amortization of deferred policy acquisition costs and
    present value of future profits of acquired businesses                             212,002           221,904            175,601
                                                                              -----------------  ----------------   ----------------
    Total benefits and expenses                                                      1,508,260         1,603,574          1,177,832
                                                                              -----------------  ----------------   ----------------

    Income before income taxes                                                         396,753           484,380            299,245

Income tax provision                                                                   109,147           131,908            102,308
                                                                              -----------------  ----------------   ----------------
       Net income                                                                      287,606           352,472            196,937

        Less: Net income attributable to noncontrolling interests (net
           of tax $9,992 in 2009)                                                            -                 -            (57,373)
                                                                              -----------------  ----------------   ----------------
    Net income attributable to Midland National Life Ins. Co.                       $  287,606        $  352,472         $  139,564
                                                                              =================  ================   ================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 and 2009
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Midland National Life Insurance Co. Stockholder's Equity
                                                            ------------------------------------------------------------------------

                                                                                Additional
                                                              Common             Paid-in           Retained        Comprehensive
                                                               Stock             Capital           Earnings           Income
                                                            ---------------  -----------------  ----------------  -----------------
Balance, December 31, 2008                                       $   2,549         $  318,707       $ 1,504,864
Cumulative effect of non-credit impairment losses
    from prior periods (net of tax ($3,796))                                                              7,050
Comprehensive income  (loss)
    Net income                                                                                          139,564          $ 139,564
    Other comprehensive income  (loss)
      Net unrealized gain on available-for-sale investments,
        non-credit portion of OTTI, and certain interest
        rate swaps (net of tax $165,204)                                                                                   306,808
      Pension liability (net of tax ($1,200))                                                                               (2,229)
      Post-retirement liability (net of tax $340)                                                                              630
                                                                                                                  -----------------
        Comprehensive (loss)                                                                                             $ 444,773
                                                                                                                  =================
Equity transactions with noncontrolling interests, net                                (16,880)
Capital contribution
Dividends paid on common stock                                                                          (51,617)
                                                            ---------------  -----------------  ----------------
Balance, December 31, 2009                                           2,549            301,827         1,599,861
Deconsolidation of variable interest entity                                            16,880
Comprehensive income  (loss)
    Net income                                                                                          352,472            352,472
    Other comprehensive income (loss)
      Net unrealized gain on available-for-sale investments
        non-credit portion of OTTI, and certain interest
        rate swaps (net of tax $310,610)                                                                                   576,847
      Pension liability (net of tax ($1,760))                                                                               (3,269)
      Post-retirement liability (net of tax ($654))                                                                         (1,214)
                                                                                                                  -----------------
        Comprehensive income                                                                                               924,836
                                                                                                                  =================
Capital contribution                                                                    5,000
Employee stock ownership plan                                                          12,200
Dividends paid on common stock                                                                          (92,260)
                                                            ---------------  -----------------  ----------------
Balance, December 31, 2010                                           2,549            335,907         1,860,073
Comprehensive income  (loss)
    Net income                                                                                          287,606            287,606
    Other comprehensive income (loss)
      Net unrealized gain on available-for-sale investments
        non-credit portion of OTTI, and certain interest
        rate swaps (net of tax $363,131)                                                                                   674,385
      Pension liability (net of tax ($1,755))                                                                               (3,259)
      Post-retirement liability (net of tax ($2,071))                                                                       (3,845)
                                                                                                                  -----------------
        Comprehensive income                                                                                          $    954,886
                                                                                                                  =================
Capital contribution                                                                    5,000
Employee stock ownership plan                                                          13,301
Dividends paid on common stock                                                                         (114,692)
                                                            ---------------  -----------------  ----------------
Balance, December 31, 2011                                       $   2,549         $  354,208       $ 2,032,987
                                                            ===============  =================  ================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 and 2009
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Midland National Life Insurance Co. Stockholder's Equity
                                                            ------------------------------------------------------------------------
                                                                   Accumulated
                                                                      Other                                        Total
                                                                Comprehensive             Noncontrolling      Stockholder's
                                                                Income (Loss)             Interest              Equity
                                                            ----------------------     ----------------     ----------------
Balance, December 31, 2008                                           $   (781,910)           $ 133,837           $1,178,047
Cumulative effect of non-credit impairment losses
    from prior periods (net of tax ($3,796))                               (7,050)                                        -
Comprehensive income  (loss)
    Net income                                                                                  57,373              196,937
    Other comprehensive income  (loss)
      Net unrealized gain on available-for-sale investments,
        non-credit portion of OTTI, and certain interest
        rate swaps (net of tax $165,204)                                  306,808                                   306,808
      Pension liability (net of tax ($1,200))                              (2,229)                                   (2,229)
      Post-retirement liability (net of tax $340)                             630                                       630

        Comprehensive (loss)

Equity transactions with noncontrolling interests, net                                          16,880
Capital contribution                                                                           296,100              296,100
Dividends paid on common stock                                                                                      (51,617)
                                                            ----------------------     ----------------     ----------------
Balance, December 31, 2009                                               (483,751)             504,190            1,924,676
Deconsolidation of variable interest entity                                                   (504,190)            (487,310)
Comprehensive income  (loss)
    Net income                                                                                                      352,472
    Other comprehensive income (loss)
      Net unrealized gain on available-for-sale investments
        non-credit portion of OTTI, and certain interest
        rate swaps (net of tax $310,610)                                  576,847                                   576,847
      Pension liability (net of tax ($1,760))                              (3,269)                                   (3,269)
      Post-retirement liability (net of tax ($654))                        (1,214)                                   (1,214)

        Comprehensive income

Capital contribution                                                                                                  5,000
Employee stock ownership plan                                                                                        12,200
Dividends paid on common stock                                                                                      (92,260)
                                                            ----------------------     ----------------     ----------------
Balance, December 31, 2010                                                 88,613                    -            2,287,142
Comprehensive income  (loss)
    Net income                                                                                                      287,606
    Other comprehensive income (loss)
      Net unrealized gain on available-for-sale investments
        non-credit portion of OTTI, and certain interest
        rate swaps (net of tax $363,131)                                  674,385                                   674,385
      Pension liability (net of tax ($1,755))                              (3,259)                                   (3,259)
      Post-retirement liability (net of tax ($2,071))                      (3,845)                                   (3,845)

        Comprehensive income

Capital contribution                                                                                                  5,000
Employee stock ownership plan                                                                                        13,301
Dividends paid on common stock                                                                                     (114,692)
                                                            ----------------------     ----------------     ----------------
Balance, December 31, 2011                                           $    755,893              $     -           $3,145,637
                                                            ======================     ================     ================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010, and 2009
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             2011               2010               2009
                                                                       -----------------   ----------------   ----------------

OPERATING ACTIVITIES
Net income                                                                   $  287,606          $ 352,472          $ 196,937
Adjustments to reconcile net income to net cash
    provided by operating activities
    Amortization of deferred policy acquisition costs,
        deferred sales inducements and present value
        of future profits of acquired businesses                                290,440            302,669            235,847
    Net amortization of premiums and discounts
        on investments                                                         (154,194)          (131,051)           (89,973)
    Amortization of index options                                               289,043            179,637            165,439
    Employee stock ownership plan                                                13,301             12,200                  -
    Policy acquisition costs deferred                                          (252,737)          (263,602)          (214,843)
    Sales inducements deferred                                                  (81,990)           (92,589)           (74,579)
    Net realized investment (gains) losses and net
        impairment losses recognized in earnings                                 15,733            (22,989)           (83,356)
    Net (gains) losses on derivatives and derivative
        instruments                                                              (5,767)          (191,371)           157,076
    Net unrealized gains from variable interest entity                                -                  -            (35,795)
    Provision (benefit) for deferred income taxes                                90,940             20,151            (17,781)
    Net interest credited and product charges on
        universal life and investment policies                                  746,935            895,216            436,536
    Changes in other assets and liabilities
       Net receivables                                                          (79,743)           (23,954)           (57,028)
       Net payables                                                              24,388             71,909            125,697
       Policy benefits                                                           52,526            102,645             55,813
       Other, net                                                               (44,448)           (49,117)              (567)
                                                                       -----------------   ----------------   ----------------
      Net cash provided by operating activities                               1,192,033          1,162,226            799,423
                                                                       -----------------   ----------------   ----------------

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.) CONSOLIDATED STATEMENTS OF CASH
FLOWS (continued) FOR THE YEARS ENDED DECEMBER 31, 2011, 2010, and 2009
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             2011               2010               2009
                                                                       -----------------   ----------------   ----------------
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                        $ 4,255,557        $ 5,026,800        $ 7,712,355
    Equity securities                                                           131,333            224,575            100,281
    Mortgage loans                                                               53,944             52,252             33,601
    Derivative instruments                                                            -                  -              9,987
    Other invested assets                                                       206,589             52,778             37,206
Cost of investments acquired
    Fixed maturities                                                         (5,571,152)        (6,821,533)        (9,049,051)
    Equity securities                                                           (61,026)          (160,158)          (102,725)
    Mortgage loans                                                             (307,412)           (61,773)           (25,893)
    Derivative instruments                                                     (242,316)          (125,959)          (162,597)
    Other invested assets                                                       (21,548)           (31,865)           (28,219)
Change in cash due to deconsolidation of VIE                                          -           (159,827)                 -
Net change in policy loans                                                       (7,545)           (17,207)              (487)
Net change in short-term investments                                            (41,433)           104,634           (175,000)
Net change in collateral on derivatives                                         (49,878)           (86,174)           183,681
Net change in amounts due to/from brokers                                      (160,148)            30,861            144,838
                                                                       -----------------   ----------------   ----------------
      Net cash used in investing activities                                  (1,815,035)        (1,972,596)        (1,322,023)
                                                                       -----------------   ----------------   ----------------

FINANCING ACTIVITIES
Receipts from universal life and investment  products                       $ 2,966,600        $ 2,906,068        $ 2,779,877
Benefits paid on universal life and investment  products                     (2,240,684)        (2,189,030)        (2,076,795)
Net change in repurchase agreements and other borrowings                        121,872            (38,643)          (258,701)
Receipts related to noncontrolling interests - net                                    -                  -            296,100
Capital contributions received                                                    5,000              5,000                  -
Dividends paid on common stock                                                 (114,692)           (92,257)           (51,617)
                                                                       -----------------   ----------------   ----------------
      Net cash provided by financing activities                                 738,096            591,138            688,864
                                                                       -----------------   ----------------   ----------------

Net increase (decrease) in cash                                                 115,094           (219,232)           166,264

Cash at beginning of year                                                        50,517            269,749            103,485
                                                                       -----------------   ----------------   ----------------

Cash at end of year                                                          $  165,611           $ 50,517          $ 269,749
                                                                       =================   ================   ================

SUPPLEMENTAL INFORMATION
    Cash paid during the year for
      Income taxes, paid to parent                                             $ 62,700           $ 51,374          $ 204,153
      Interest on other borrowings                                                1,940              2,381              4,594

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------------------------

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization

        Midland National Life Insurance Company and Subsidiaries ("Midland
        National" or the "Company") is a wholly owned subsidiary of Sammons
        Financial Group, Inc. ("SFG"). SFG Reinsurance Company ("SFG Re"), a
        subsidiary of Midland National, is a captive reinsurance company domiciled in South Carolina. MNL Reinsurance Company ("MNL Re") and
        Solberg Reinsurance Company ("Solberg Re"), subsidiaries of Midland
        National, are captive reinsurance companies domiciled in Iowa. Midland
        National Services Company ("MNSC") is a Delaware limited liability company created as a wholly owned subsidiary of Midland National to hold agreed amounts for payment of facility fees and other amounts due under a credit facility agreement that governs a letter of credit arrangement between several SFG entities and a large commercial bank. Together, these companies offer individual life and annuity products in 49 states and the District of Columbia. The Company is affiliated through common ownership with North American Company for Life and Health Insurance
        ("North American").

        Midland National is a limited partner in Guggenheim Partners
        Opportunistic Investment Grade Securities Fund, LLC ("the Fund"), a
        private investment company and variable interest entity. In 2009,
        Midland National was considered the primary beneficiary under accounting guidance previously in effect and owned 50.9% of the Fund. As the primary beneficiary, the Company consolidated the Fund in its consolidated financial statements. In accordance with new guidance issued by the Financial Accounting Standards Board ("FASB"), the Company
        deconsolidated the Fund as of January 1, 2010. See Note 6 for further discussion of the deconsolidation of the Fund.

        Basis of presentation

        The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of
        America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiaries and all entities for which it holds a controlling financial interest. Significant intercompany transactions have been eliminated in consolidation.

        The Company determines whether it has a controlling financial interest in an entity by first evaluating whether the entity is a voting interest entity or a variable interest entity ("VIE").

        Voting interest entities are entities in which the total equity investment at risk is sufficient to enable the entity to finance its activities independently and the equity holders have the obligation to absorb losses, the right to receive residual returns, and the right to make decisions about the entity's activities. The usual condition for a controlling financial interest in an entity is ownership of a majority voting interest. Accordingly, the Company consolidates voting interest entities in which it has a majority voting interest.

        When the Company does not have a controlling financial interest in an entity but exerts significant influence over the entity's operating and financial policies (generally defined as owning a voting interest of 20%
        to 50%) and has an investment in common stock or in-substance common stock, the Company accounts for its investment using the equity method of accounting. For certain limited partnerships, the threshold for the equity method of accounting is 5%.

        During 2009, the FASB issued revised guidance effective January 1, 2010, related to VIEs whereby an enterprise is required to perform an analysis on all entities with which it has a financial interest. The analysis requires the evaluation of several characteristics, including the determination of whether an entity has sufficient equity at risk to allow it to adequately finance its activities, the determination of whether the party with the power to direct the activities of the entity has equity investment at risk in the entity, and whether the equity investment at risk lacks the obligation to absorb expected losses or the right to receive expected residual returns. If an entity is determined to be a VIE, the next step is the identification of the primary beneficiary of the VIE. An enterprise is deemed to be the primary beneficiary of a VIE if it has both (i) the power to direct the activities of the entity that most significantly impact the VIE's economic success and (ii) has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE, or both. The
        Company determines whether it is the primary beneficiary of a VIE by performing an analysis that principally considers: (i) the VIE's purpose and design, including the risks the VIE was designed to create and pass through to its variable interest holders, (ii) the VIE's capital structure, (iii) the terms between the VIE and its variable interest holders and other parties involved with the VIE, (iv) which variable interest holders have the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, (v) which variable interest holders have the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE and (vi) related party relationships. The party that is the primary beneficiary consolidates the financial results of the VIE. The Company will continue to assess its investments on an ongoing basis as circumstances may change whereby an entity could be determined to be a VIE. The Company could become a primary beneficiary in such a VIE, or an entity's characteristics could change whereby it is no longer a VIE. All of these situations could potentially have a corresponding impact on the Company's consolidated financial statements.

        See Note 6 for further discussion related to the Company's involvement with VIEs.

        Use of estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial assets and liabilities, derivatives and derivative instruments, impairment of securities, income taxes, deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), present value of future profits of acquired businesses ("PVFP"), reinsurance receivables and policy benefit reserves for traditional life insurance policies.

        Interest rate risk

        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. The Company manages its interest rate risk by monitoring its asset and liability durations within a predetermined range. It will mitigate this risk by rebalancing assets when it approaches the boundaries of the predetermined range. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

        Liquidity risk

        Market conditions for fixed income securities could be such that illiquidity in the markets could make it difficult for the Company to sell certain securities and generate cash to meet policyholder obligations. Management believes it has adequate liquidity in its investment portfolio and other sources of funds to meet any future policyholder obligations.

        Counterparty risk

        The Company enters into derivative and repurchase agreements with various financial institution counterparties. The Company is at risk that any particular counterparty will fail to fulfill its obligations under outstanding agreements. The Company limits this risk by selecting counterparties with long-standing performance records and with credit ratings of "A" or above. The amount of exposure to each counterparty is essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the Company or counterparty.

        Fair value of financial assets, financial liabilities, and financial instruments

        The Company can elect an option to record at fair value certain financial assets and financial liabilities. The election is irrevocable and is made contract by contract. The Company has elected to utilize the fair value option for certain fixed income securities designated as hybrid instruments.

        Fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented in Note 3 may not represent the underlying value to the Company.

        The Company uses the following methods and assumptions in estimating the fair value of its financial instruments:

        Available-for-sale securities

        Fair value for fixed maturity securities is obtained primarily from independent pricing sources, broker quotes and fair value/cash flow models. Fair value is based on quoted market prices, where available.
        For fixed maturities not actively traded, fair value is estimated using values obtained from independent pricing services or broker quotes.When values are not available from pricing services or broker quotes, such as private placements including corporate securities and asset-backed securities and residential mortgage-backed securities, fair value may be estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities is based on quoted market prices, where available, and for those equity securities not actively traded, fair values are obtained from independent pricing services or from internal fair value/cash flow models.

        Mortgage loans

        Fair value for mortgage loans is estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the mortgage portfolio. Each mortgage modeled is assigned a spread corresponding to its risk profile for valuation purposes. For fair value reporting purposes, these spreads are adjusted for current market conditions. Fair value is also adjusted by internally generated illiquidity and default factors.

        Short-term investments

        The carrying amounts for short-term investments, which primarily consist of commercial paper, money market funds and fixed income securities acquired with less than one year to maturity, approximate fair value due to their short-term nature.

        Derivative instruments

        Fair value for options are based on internal financial models or counterparty quoted prices. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value. Fair value for interest rate swaps, credit default swaps, interest rate floors and other derivatives is based on exchange prices, broker quoted prices or fair values provided by the counterparties.

        Other invested assets

        Other invested assets consist primarily of limited partnerships. The
        Company measures the fair value of these investments on the basis of the net asset value per share of the investment (or its equivalent) if the net asset value of the investment (or its equivalent) is calculated in a manner consistent with the measurement guidance issued by the FASB for investment companies as of the reporting entity's measurement date.

        Reinsurance receivables - embedded derivatives from reinsurance ceded

        Fair value for embedded derivatives related to coinsurance with funds withheld treaties for indexed annuities is determined based on fair values of the financial instruments in the funds withheld portfolios and on models the Company has developed to estimate the fair values of the liabilities ceded.

        Separate account assets

        Separate account assets are reported at fair value in the consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

        Policyholder account balances

        Fair value for the Company's liabilities under investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.
        The reported value of the Company's investment-type insurance contracts includes the fair value of indexed life and annuity embedded derivatives which are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect credit risk and an additional provision for adverse deviation.

        Repurchase agreements, other borrowings and collateral on derivative instruments

        The fair value of the Company's repurchase agreements is tied to the market value of the underlying collateral securities. The fair value of other borrowings which consist of borrowings from the Federal Home Loan
        Bank of Des Moines ("FHLB"), approximates its reported value due to its short maturity. The fair value of collateral on derivative instruments approximates the carrying value due to the short-term nature of the investment. These investments primarily consist of money market funds.

        Investments and investment income

        Available-for-sale securities

        The Company is required to classify its fixed maturity investments
        (bonds and redeemable preferred stocks) and equity securities (common and non-redeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the consolidated balance sheets. The Company currently has no securities classified as held-to-maturity or trading.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at fair value with the unrealized holding gains (losses) and non-credit related impairment losses included as a component of other comprehensive income
        (loss) ("OCI") in the consolidated statements of stockholder's equity.
        OCI is reported net of related adjustments to DAC, DSI, deferred income taxes, and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses).

        For collateralized mortgage obligations ("CMOs") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.
        Included in this category is approximately $109,464 and $84,434 of mortgaged-backed securities that are all or partially collateralized by sub-prime mortgages at December 31, 2011 and 2010, respectively. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. In recent years, the deterioration in the sub-prime mortgage market has had an adverse impact on the overall credit markets, particularly related to the fair values of CMOs and other asset-backed securities. The Company is exposed to credit risk associated with the sub-prime lending market and continues to monitor these investments in connection with the Company's other-than-temporary impairment ("OTTI") policy. At December 31, 2011 and 2010, 62% and 76%, respectively of the Company's securities with sub-prime exposure are rated as investment grade.

        Mortgage loans

        Mortgage loans consist principally of commercial mortgage loans and are carried at the adjusted unpaid balances. The Company's lending policies allow for primarily first-lien mortgages that do not exceed 75% of the fair market value of the property allowing for sufficient excess collateral to absorb losses should we be required to foreclose and take possession of the collateral. The mortgage portfolio invests primarily in larger metropolitan areas across the U.S. and is diversified by type of property. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis. During 2011, twenty-three new mortgages were originated for $305,400, and during 2010 six new mortgages were originated for $58,890.

        The following table includes a breakdown of the Company's mortgage loans by property type as of December 31, 2011:

                                            Percentage
                                         -----------------

         Hotel                                        30%
         Office                                       23%
         Multi-family                                 16%
         Retail                                       16%
         Residential                                   6%
         Industrial                                    4%
         Other                                         5%

        Approximately 52% of the mortgage loans are on properties located in the following states as of December 31, 2011:

                                            Percentage
                                         -----------------

         California                                   20%
         Georgia                                      12%
         Arizona                                      10%
         North Carolina                               10%

        The Company's mortgage loan portfolio includes reverse mortgages, which are first liens on the related residential properties located primarily in California and Florida. At December 31, 2011, the reported value of these reverse mortgages was $29,301. Income on reverse mortgages is recognized using an effective yield based on the contractual interest rate and anticipated repayment of the mortgage. The maximum percentage of any one loan to the value of the underlying property at the time the loan was initiated was 80% for all standard mortgage loans. The reverse mortgages have a Principal Limit Factor ("PLF") that defines the maximum amount that can be advanced to a borrower. The PLF is a function of the age of the borrower and co-borrower, if any, and the appraised value of the residential property. The maximum PLF in the Company's reverse mortgage portfolio is 62.5% of the underlying property value at the time of mortgage origination.

        The Company reviews its mortgage loans for impairment on an on-going basis. It considers such factors as delinquency of payments, decreases in the value of underlying properties, the financial condition of the mortgagee and the impact of general economic conditions in the geographic areas of the properties collateralizing the mortgages. Once the determination is made that a mortgage loan is impaired, the primary consideration used to determine the amount of the impairment is the fair market value of the underlying property. The Company assumes it would receive the proceeds from the sale of the underlying property less sale expenses. As a result of this review, the Company recognized impairment charges against earnings of $397 (two loans), $1,036 (two loans), and
        $1,530 (four loans) for the years ended December 31, 2011, 2010 and
        2009, respectively. In addition, the Company has an allowance for mortgage loan credit losses of $2,000, $0 and $0 at December 31, 2011,
        2010 and 2009, respectively. The Company determined the allowance through an analysis of specific loans that are believed to have a higher risk of credit impairment.

        Policy loans

        Policy loans are carried at unpaid principal balances.

        Short-term investments

        Short-term investments primarily include commercial paper and fixed income securities, stated at amortized cost, and money market funds, stated at cost, acquired with less than one year to maturity.

        Derivative instruments

        Derivative instruments consist of options, futures, interest rate floors, interest rate and credit default swaps. Options, interest rate floors, interest rate swaps and credit default swaps are reported at fair value. Futures are reported at the cash balances held in counterparty variation margin accounts, which amount equals fair value.

        Other invested assets

        Other invested assets are primarily comprised of limited partnerships.
        Limited partnerships are recorded on the fair value, cost, equity or consolidation method of accounting depending on the respective ownership percentage, ability to control or election to apply fair value accounting. In most cases, the carrying amounts represent the Company's share of the entity's underlying equity reported in its balance sheet.
        In situations where the Company has an ownership of less than 5%, the limited partnership is carried at cost. These investments are reviewed for impairment on a periodic basis. The aggregate carrying value of investments recorded on the cost method was $36,363 and $39,176 as of
        December 31, 2011 and 2010, respectively.

        Other-than-temporary impairment losses

        The Company reviews its investments to determine if declines in value are other-than-temporary. Improvements in credit markets and a low interest rate environment during 2011 and 2010 resulted in fair value gains in the Company's fixed income securities portfolio. If the fair value of a debt security is less than its amortized cost basis at the balance sheet date, the Company must assess whether the impairment is other-than-temporary. For fixed income securities, the primary factor the Company considers in its assessment of whether a decline in value is other-than-temporary is the issuer's ability to pay the amounts due according to the contractual terms of the investment. Additional factors considered in evaluating whether a decline in value is
        other-than-temporary are the length of time and magnitude by which the fair value is less than amortized cost, adverse conditions specifically related to the security, changes to the rating of the security by a rating agency, changes in the quality of underlying credit enhancements and changes in the fair value of the security subsequent to the balance sheet date.

        When an OTTI has occurred, the amount of the impairment charged against earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis, the entire impairment is recognized as a charge against earnings. If the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security before recovery of its amortized cost basis, the impairment is bifurcated into a credit related loss and a non-credit related loss. The credit related loss is measured as the difference between the present value of cash flows expected to be collected from the debt security and the debt security's amortized cost.
        The amount of the credit related loss is recognized as a charge against earnings. The difference between the unrealized loss on the impaired debt security and the credit related loss charged against earnings is the non-credit related loss that is recognized in accumulated other comprehensive loss.

        The Company uses a single best estimate of cash flows approach and uses the effective yield prior to the date of impairment to calculate the present value of cash flows. The Company's assumptions for residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities and collateralized debt obligations include collateral pledged, scheduled interest payments, default levels, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. The Company's assumptions for corporate and other fixed maturity securities include scheduled interest payments and an estimated recovery value, generally based on a percentage return of the current market value.

        After an other-than-temporary write-down, the new cost basis is the prior amortized cost less the credit loss. The adjusted cost basis is generally not adjusted for subsequent recoveries in fair value. However, if the Company can reasonably estimate future cash flows after a write-down and the expected cash flows indicate some or all of the credit related loss will be recovered, the discount or reduced premium recorded is amortized over the remaining life of the security.
        Amortization in this instance is computed using the prospective method and is determined based on the current estimate of the amount and timing of future cash flows.

        During 2011, 2010 and 2009, the Company recorded $7,527, $71,582 and
        $71,471, respectively, of realized losses as a result of OTTI. These losses are included in net impairment loss recognized in earnings in the consolidated statements of income.

        Investment income

        Investment income is recorded when earned. Net realized investment gains
        (losses) are determined on the basis of specific identification of the investments. Dividends are recorded on the ex-dividend date. See Note 4 for further discussion of the Company's investments and investment income.

        Cash

        Cash consists of demand deposits and non-interest bearing deposits held by various commercial and custodial banks. The Company has deposits with certain financial institutions which exceed federally insured limits.
        The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

        Derivatives and derivative instruments

        The Company uses derivative instruments to manage its fixed indexed and policy obligation interest guarantees and interest rate and credit risks applicable to its investments. To mitigate these risks, the Company enters interest rate and credit default swap agreements, futures contracts and equity indexed call options. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed.
        To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.

        The changes in fair value of derivative instruments designated as effective cash flow hedges are reported as a component of OCI. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of net gains (losses) on derivatives and derivative instruments in the consolidated statements of income in the period of change.

        Derivative instruments are carried at fair value, with certain changes in fair value reflected in OCI in the consolidated statements of stockholder's equity (for those derivatives designated as effective
        "cash flow hedges") while other changes in derivative fair value related to non-hedge derivatives are reflected as net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        The Company has certain reinsurance arrangements and debt instruments containing embedded derivatives due to the incorporation of credit risk exposures that are not clearly and closely related to the
        creditworthiness of the obligor.

        The agreements between the Company and its derivatives counterparties require the posting of collateral when the market value of the derivative instruments exceeds the cost of the instruments. Collateral posted by counterparties is reported in the consolidated balance sheets in short-term investments with a corresponding liability reported in repurchase agreements, other borrowings and collateral on derivative instruments. Collateral posted by the Company is reported in the consolidated balance sheets as a component of other receivables, other assets and property, plant and equipment.

        See Note 5 for further discussion of the Company's derivatives and derivative instruments.

        Accrued investment income

        Accrued investment income consists of amounts due on invested assets. It excludes amounts the Company does not expect to receive.

        Deferred policy acquisition costs

        Policy acquisition costs that vary with, and are primarily related to the production of new business, are deferred into the DAC asset to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, marketing, policy issuance, underwriting and certain variable agency expenses. For traditional insurance policies, such costs are amortized over the estimated premium paying period of the related policies in proportion to the ratio of the annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and estimated gross profits. Recoverability of DAC is evaluated on an annual basis by comparing the current estimate of future profits to the unamortized asset balance.

        See Note 8 for further discussion of the Company's DAC.

        Deferred sales inducements

        The Company defers certain sales inducement costs into a DSI asset.
        Sales inducements consist of premium bonuses and bonus interest on the
        Company's life and annuity products. The Company accounts and reports for certain sales inducements whereby capitalized costs are reported separately in the consolidated balance sheets and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the consolidated statements of income in accordance with authoritative guidance.

        See Note 8 for further discussion of the Company's DSI.

        To the extent that unrealized investment gains or losses on available-for-sale securities would result in an adjustment to the amortization pattern of DAC and DSI had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through OCI as an offset to the unrealized investment gains or losses on available-for-sale securities.

        Present value of future profits of acquired businesses

        The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. Based on current conditions and assumptions as to future events, the Company expects to amortize $1,289, $1,143, $1,058, $1,111 and $938 of the existing PVFP over the next five years. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        See Note 8 for further discussion of the Company's PVFP.

        Retrospective adjustments of DAC, DSI, and PVFP are made periodically upon revision of estimates of current or future gross profits on interest sensitive and investment-type products to be realized from a group of policies.

        Reinsurance receivables

        Liabilities ceded to reinsurance companies and receivables related to obligations due from those companies to the Company are reported as reinsurance receivables. Funds withheld liabilities and embedded derivatives associated with certain annuity coinsurance with funds withheld agreements are also reported as reinsurance receivables in the consolidated balance sheets. The Company uses reinsurance risk mitigation on life and annuity products and, in certain cases, capital relief. The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally reinsures with companies rated "A" or better by A.M. Best. The Company monitors these ratings on an on-going basis as it is at risk that a reinsurer may be downgraded after an agreement has been entered.

        Separate account assets and liabilities

        The separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The
        Company reports its separate account assets at fair value. The underlying investment risks are assumed by the policyholders. The
        Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in separate account assets and liabilities in the consolidated balance sheets. The Company reports the fees earned for administrative and policyholder services performed for the separate accounts as a component of other income in the consolidated statements of income.

        Policy claims and benefits payable

        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments are reflected in benefits incurred in the consolidated statements of income.

        Recognition of traditional life insurance revenue and policy benefits

        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of DAC.

        Policy benefit reserves for traditional life insurance policies reported in the consolidated balance sheets of $1,129,354 and $1,049,300 at
        December 31, 2011 and 2010, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity and withdrawals that were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged from and 6.00% to 9.00% in 2011 and 2010.

        Recognition of revenue and policy benefits for interest sensitive life insurance products and investment contracts ("interest sensitive policies")

        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances.
        Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.

        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the consolidated balance sheets as policyholder account balances of $26,320,092 and
        $24,817,393 at December 31, 2011 and 2010, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest and fixed index credits less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 1.00% to 6.60%
        in 2011 and 2010. For certain contracts, these crediting rates extend for periods in excess of one year.

        Repurchase agreements

        As part of its investment strategy, the Company enters into repurchase agreements to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the market value of the underlying collateral securities. Repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. As of December 31, 2011 and 2010, there were
        $2,185,727 and $2,063,855, respectively, of such agreements outstanding.
        The collateral for these agreements is held in short-term investments and fixed maturities in the consolidated balance sheets.

        Dividends and distributions

        Payment of dividends or other distributions of the insurance subsidiaries are limited by statute, which is generally limited to the greater of the insurance companies' prior year statutory net gain from operations or 10% of the insurance companies' statutory surplus as regards policyholders at the previous year end date.

        See Note 13 for further discussion on the Company's statutory financial data and dividend restrictions.

        Income taxes

        The Company and its eligible subsidiaries file a consolidated Federal income tax return with SEI and its other eligible subsidiaries. The policy for intercompany allocation of Federal income taxes is that the
        Company computes the provision for income taxes on a separate return basis as if the Company and its eligible subsidiaries were filing their own consolidated return. The Company makes payment to, or receives payment from, SEI in the amount it would have paid to, or received from, the Internal Revenue Service ("IRS") had it filed a consolidated tax return with only its own subsidiaries. The separate Company provisions and payments are computed using the tax elections made by SEI.

        The Company recognizes deferred income tax assets and liabilities for the expected future tax effects attributable to temporary differences between the financial statement and tax return bases of assets and liabilities, based on enacted rates and other provisions of the tax laws. The effect of changes in tax laws or rates on deferred tax assets and liabilities is recognized in income in the period in which such change is enacted. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized.

        If applicable, the Company's liability for income taxes would include a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the IRS or other taxing jurisdictions. The Company recognizes tax benefits only on tax positions where it is more likely than not to prevail if reviewed by the IRS or another taxing authority.

        Comprehensive income

        Comprehensive income for the Company includes net income and OCI, which includes pension liability and post-retirement liability, net unrealized investment gains (losses) on available-for-sale securities, non-credit portion of OTTI losses, and interest rate swaps accounted for as cash flow hedges (net of related adjustments to intangibles and deferred income taxes).

2.      EFFECTS OF NEW AUTHORITATIVE GUIDANCE

        Recently adopted authoritative guidance

        Fair value measurements

        Effective January 1, 2010, the Company adopted the additional guidance on disclosures for fair value measurements as issued by the FASB. The new disclosures add a requirement to disclose transfers in and out of
        Level 1 and 2 measurements and to clarify two existing disclosure requirements related to the level of disaggregation of fair value measurements and disclosures regarding inputs and valuation techniques.
        The adoption of the new guidance had no impact on the consolidated financial statements, but did increase the disclosures related to fair value.

        Effective January 1, 2011, the Company adopted additional guidance on improving disclosures for fair value measurements. The new disclosures include gross presentation of activities within the Level 3 roll forward. The adoption of the new guidance had no impact on the consolidated financial statements, but did increase the disclosures about fair value.

        Transfers of financial assets

        In June 2009, the FASB issued amended guidance on accounting for transfers of financial assets. The guidance is designed to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement in transferred financial assets. The most significant change is the elimination of the concept of a qualifying special-purpose entity. Therefore, formerly qualifying special-purpose entities (as defined under previous standards) should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance.
        The Company adopted the guidance January 1, 2010. The new guidance did not have a material effect on the consolidated financial statements.

        Variable interest entities

        In June 2009, the FASB issued amended guidance related to the consolidation of variable interest entities ("VIE"). The guidance requires an enterprise to perform an analysis to determine whether a company's variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a
        VIE as the company that (1) has the power to direct the activities of a
        VIE that most significantly impact the entity's economic performance and
        (2) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The guidance requires ongoing reassessments of whether a company is the primary beneficiary of a VIE, which could result in deconsolidation of previously consolidated entities. It also requires enhanced disclosures that will provide users of financial statements with more transparent information about a company's involvement with the VIE. The Company adopted the guidance effective January 1, 2010. The Company has evaluated its investments in limited partnerships, a re-securitization trust, and the Fund to determine if there are VIE's which would require consolidation or deconsolidation in accordance with this new guidance.
        As a result of adopting the new guidance the Company determined a previously consolidated VIE should be deconsolidated.

        See Note 6 for further discussion.

        Investments held through separate accounts

        Effective January 1, 2011, the Company adopted guidance that clarifies an insurance entity should not consider any separate account interests held for the benefit of policy holders in an investment to be the insurer's interests. Additionally, the guidance does not require an insurer to consolidate an investment in which a separate account holds a controlling financial interest if the investment is not or would not be consolidated in the standalone financial statements of the separate account. The guidance also directs how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation is required. The adoption of this guidance has no effect on the consolidated financial statements.

        Allowance for credit losses

        In July 2010, the FASB issued guidance related to disclosures about the credit quality of financing receivables and the allowance for credit losses. The guidance requires disclosures that facilitate financial statement users in evaluating the nature of credit risk inherent in the portfolio of financing receivables; how that risk is analyzed and assessed in arriving at the allowance for credit losses; and any changes and the reasons for those changes to the allowance for credit losses.
        The guidance requires several new disclosures regarding the reserve for credit losses and other disclosures related to the credit quality of the
        Company's mortgage loan portfolio. The Company adopted the guidance on
        January 1, 2011. The adoption of the new guidance had no impact on the consolidated financial statements, but did increase the disclosures about the allowance for credit losses.

        Recently issued authoritative guidance

        Deferred policy acquisition costs

        In October 2010, the FASB issued guidance on accounting for costs associated with acquiring or renewing insurance contracts. The guidance addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. The guidance prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. The guidance defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. The guidance also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts. This guidance will be effective on January 1, 2012, with early adoption permitted. The guidance provides companies the option of adopting either prospectively or retrospectively. The Company will adopt this guidance retrospectively on January 1, 2012. The Company expects this new guidance, when adopted, will reduce retained earnings and accumulated OCI and stockholder's equity by approximately $149,500 to
        $162,500 net of tax of $80,500 to $87,500, subject to other adjustments.
        After adoption in 2012, the Company expects to defer fewer costs and record lower amortization resulting in deferred emergence of earnings.

        Troubled debt restructurings

        In April 2011, the FASB issued guidance on the determination of whether a mortgage loan modification is a troubled debt restructuring. Under the guidance, if a restructuring constitutes a concession and the debtor is experiencing financial difficulties, a troubled debt restructuring has occurred. The guidance requires retrospective application to any restructuring activities occurring since January 1, 2011. The new requirements are effective for periods ending on or after December 15,
        2012. The Company does not expect the guidance to have a material effect on the consolidated financial statements.

        Fair value measurements

        In May 2011, the FASB issued guidance on related to fair value measurement and disclosure, which substantially converged GAAP with
        International Financial Reporting Standards ("IFRS"). This guidance is largely consistent with existing fair value measurement principles in
        GAAP; however, disclosure requirements have been expanded. The expanded disclosures include: 1) for all Level 3 fair value measurements, quantitative information about significant unobservable inputs used and a description of the valuation processes in place; 2) a qualitative discussion about the sensitivity of recurring Level 3 fair value measurements; 3) disclose any transfers between Level 1 and Level 2 fair value measurements on a gross basis, including reasons for those transfers; 4) disclose the reason why an asset is being used differently by the company than its highest and best use; and 5) all fair value measurements needs to be categorized in the fair value hierarchy with disclosure of that categorization even if the asset or liability is not recorded at fair value. This guidance will be effective January 1, 2012.
        Other than additional disclosures, the adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

        Comprehensive income

        In June 2011, the FASB issued guidance related to the presentation of comprehensive income. This guidance requires companies to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. This guidance removes the presentation option allowing comprehensive income disclosures in the consolidated statement of stockholder's equity, but does not change the items that must be reported in other comprehensive income. This guidance will be effective January 1, 2012, and will change the presentation of comprehensive income in the consolidated financial statements. The FASB has deferred the requirement in the standard calling for reclassification adjustments from accumulated other comprehensive income to be measured and presented by income statement line item in net income and also in other comprehensive income.

        Offsetting assets and liabilities

        In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about both instruments and transactions eligible for offset in the consolidated balance sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. This guidance will be effective January 1, 2013 and shall be applied retrospectively for all comparative periods presented. The
        Company is currently assessing the impact of the guidance on the
        Company's consolidated financial statements.

3.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                             December 31, 2011                   December 31, 2010
                                                      ---------------------------------   ---------------------------------
                                                         Carrying         Estimated          Carrying         Estimated
                                                           Value          Fair Value          Value           Fair Value
                                                      ----------------  ---------------   ---------------   ---------------
Financial assets:
    Available-for-sale:
    Fixed maturities                                      $27,210,029      $27,210,029       $24,516,373       $24,516,373
    Equity securities                                         406,809          406,809           424,953           424,953
    Mortgage loans                                            490,031          473,562           247,133           219,546
    Short-term investments                                    290,070          290,070           248,637           248,637
    Derivative instruments                                    235,342          235,342           425,656           425,656
    Other invested assets                                     889,972          901,156           983,630           998,669
    Reinsurance receivables - embedded
    derivatives from reinsurance ceded                        128,480          128,480            26,061            26,061
    Separate account assets                                   884,513          884,513         1,001,274         1,001,274

Financial liabilities:
    Policyholder account balances:
    Investment-type insurance contracts                    14,898,807       13,450,772        14,193,220        12,724,974
    Indexed life and annuity embedded
       derivatives                                            (35,142)         (35,142)          (40,622)          (40,622)
    Repurchase agreements, other borrowings
      and collateral on derivative instruments              2,599,406        2,599,406         2,527,412         2,527,412
    Derivative instruments                                     13,134           13,134            10,541            10,541

        Fair value measurements

        Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value guidance also establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes or securities with very little trading activity. Fair values of private investments are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. If these are not available, a discounted cash flow analysis using interest spreads adjusted for the maturity/average life differences may be used. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to senior unsecured versus secured, par amount outstanding, number of holders, maturity, average life, composition of lending group, debit rating, credit default spreads, default rates and credit spreads applicable to the security sector. These valuation methodologies involve a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets that the Company has the ability to access for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds, non-interest bearing cash, exchange traded futures and options, and separate account assets. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.
        Financial instruments that are generally included in this category include corporate bonds, asset-backed securities, CMOs, short-term securities, less liquid and restricted equity securities and over-the-counter derivatives.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments. Financial instruments that are included in this category generally include private corporate securities, collateralized debt obligations and indexed life and annuity embedded derivatives.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
        The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

        The Company relies on third party pricing services and independent broker quotes to value fixed maturity and equity securities. The third party pricing service uses a discounted cash flow model or the market approach to value the securities when the securities are not traded on an exchange. The following characteristics are considered in the valuation process: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark and comparable securities, estimated cash flows and prepayment speeds.

        The Company performs both quantitative and qualitative analysis of the prices. The review includes initial and ongoing review of the third party pricing methodologies, back testing of recent trades, and review of pricing trends and statistics.

        The following tables summarize the valuation of the Company's financial instruments carried at fair value in the consolidated balance sheets as of December 31, 2011 and 2010 by the fair value hierarchy levels defined in the fair value measurements guidance. Methods and assumptions used to determine the fair values are described in Note 1:

                                                                                    December 31, 2011
                                                 ------------------------------------------------------------------------------
                                                   Quoted Prices
                                                     in Active           Significant
                                                    Markets for             Other            Significant
                                                     Identical           Observable          Unobservable
                                                    Instruments            Inputs               Inputs
                                                     (Level 1)            (Level 2)           (Level 3)             Total
                                                 -------------------   ----------------   -------------------  ----------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                               $      -        $ 3,351,774              $      -        $3,351,774
Municipal securities                                              -          3,925,894                   488         3,926,382
Corporate securities                                              -          8,776,716               888,707         9,665,423
Residential mortgage-backed securities                            -          3,329,532               167,667         3,497,199
Commercial mortgage-backed securities                             -            768,406                    94           768,500
Asset-backed securities                                           -          3,290,716             2,524,842         5,815,558
Other debt obligations                                            -             40,948               144,245           185,193
                                                 -------------------   ----------------   -------------------  ----------------
Total fixed maturities                                            -         23,483,986             3,726,043        27,210,029
Equity securities:
Financial services                                                -            228,412                11,444           239,856
Other                                                             -            111,813                55,140           166,953
                                                 -------------------   ----------------   -------------------  ----------------
Total equity securities                                           -            340,225                66,584           406,809
Derivative instruments:
Options                                                           -            122,396                     -           122,396
Interest rate swaps, credit default swaps
and interest rate floors                                          -             38,876                     -            38,876
Futures                                                      74,070                  -                     -            74,070
                                                 -------------------   ----------------   -------------------  ----------------
Total derivative instruments                                 74,070            161,272                     -           235,342
Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                    -                  -               (15,850)          (15,850)
Indexed annuity funds withheld                                    -                  -               144,330           144,330
                                                 -------------------   ----------------   -------------------  ----------------
Total reinsurance receivables                                     -                  -               128,480           128,480
Separate account assets                                     884,513                  -                     -           884,513

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
  life and annuity embedded derivatives                           -                  -               (35,142)          (35,142)
Derivative instruments:
Interest rate swaps and credit default swaps                      -             13,134                     -            13,134

                                                                                 December 31, 2010
                                                 ------------------------------------------------------------------------------
                                                   Quoted Prices
                                                     in Active           Significant
                                                    Markets for             Other            Significant
                                                     Identical           Observable          Unobservable
                                                    Instruments            Inputs               Inputs
                                                     (Level 1)            (Level 2)           (Level 3)             Total
                                                 -------------------   ----------------   -------------------  ----------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                               $      -        $ 3,357,124              $      -        $3,357,124
Municipal securities                                              -          3,015,347                     -         3,015,347
Corporate securities                                              -          7,422,540             1,148,275         8,570,815
Residential mortgage-backed securities                            -          2,864,008               205,743         3,069,751
Commercial mortgage-backed securities                             -          1,417,735                    94         1,417,829
Asset-backed securities                                           -          2,456,071             2,457,780         4,913,851
Other debt obligations                                            -             84,254                87,402           171,656
                                                 -------------------   ----------------   -------------------  ----------------
Total fixed maturities                                            -         20,617,079             3,899,294        24,516,373
Equity securities:
Financial services                                                -            287,542                10,826           298,368
Other                                                             -             86,762                39,823           126,585
                                                 -------------------   ----------------   -------------------  ----------------
Total equity securities                                           -            374,304                50,649           424,953
Derivative instruments:
Options                                                           -            209,211                     -           209,211
Interest rate swaps, credit default swaps
and interest rate floors                                          -             23,143                     -            23,143
Futures                                                     193,302                  -                     -           193,302
                                                 -------------------   ----------------   -------------------  ----------------
Total derivative instruments                                193,302            232,354                     -           425,656
Reinsurance receivables - embedded
derivatives from reinsurance ceded
     Indexed annuity products ceded                               -                  -               (23,614)          (23,614)
     Indexed annuity funds withheld                               -                  -                49,675            49,675
                                                 -------------------   ----------------   -------------------  ----------------
Total reinsurance receivables                                     -                  -                26,061            26,061
Separate account assets                                   1,001,274                  -                     -         1,001,274

Financial liabilities (carried at fair value):
Policy account balances - indexed life
  and annuity embedded derivatives                                -                  -               (40,622)          (40,622)
Derivative instruments
Interest rate swaps and credit default swaps                      -             10,541                     -            10,541

        Approximately 14% and 16% of the total fixed maturities are included in the Level 3 group at December 31, 2011 and 2010, respectively.

        The following tables summarize certain marketable securities and investments categorized as Level 3 by valuation methodology as of
        December 31, 2011 and 2010:

                                                                              December 31, 2011
                                                         -------------------------------------------------------------
                                                             Third-party            Priced
                                                               Source             Internally             Total
                                                         --------------------   ----------------   -------------------

Fixed maturities:
Municipal securities                                                $      -           $    488             $     488
Corporate securities                                                  37,017            851,690               888,707
Residential mortgage-backed securities                                     -            167,667               167,667
Commercial mortgage-backed securities                                      -                 94                    94
Asset-backed securities                                                    -          2,524,842             2,524,842
Other debt obligations                                                     -            144,245               144,245
                                                         --------------------   ----------------   -------------------
Total fixed maturities                                                37,017          3,689,026             3,726,043

Equity securities:
Financial services                                                         -             11,444                11,444
Other                                                                      -             55,140                55,140
                                                         --------------------   ----------------   -------------------
Total equity securities                                                    -             66,584                66,584
                                                         --------------------   ----------------   -------------------
Total                                                            $    37,017        $ 3,755,610          $  3,792,627
                                                         ====================   ================   ===================

Percent of total                                                          1%                99%                  100%
                                                         ====================   ================   ===================

                                                                              December 31, 2010
                                                         -------------------------------------------------------------
                                                             Third-party            Priced
                                                               Source             Internally             Total
                                                         --------------------   ----------------   -------------------

Fixed maturities:
Corporate securities                                             $    83,957        $ 1,064,318          $  1,148,275
Residential mortgage-backed securities                                     -            205,743               205,743
Commercial mortgage-backed securities                                      -                 94                    94
Asset-backed securities                                                    -          2,457,780             2,457,780
Other debt obligations                                                     -             87,402                87,402
                                                         --------------------   ----------------   -------------------
Total fixed maturities                                                83,957          3,815,337             3,899,294
Equity securities:
Financial services                                                         -             10,826                10,826
Other                                                                      -             39,823                39,823
                                                         --------------------   ----------------   -------------------
Total equity securities                                                    -             50,649                50,649
                                                         --------------------   ----------------   -------------------
                                                         --------------------   ----------------   -------------------
Total                                                            $    83,957        $ 3,865,986          $  3,949,943
                                                         ====================   ================   ===================

Percent of total                                                          2%                98%                  100%
                                                         ====================   ================   ===================

        The changes in financial instruments measured at fair value, excluding accrued interest income, for which Level 3 inputs were used to determine fair value during 2011 and 2010 are as follows:

                                                                           December 31, 2011
                                  --------------------------------------------------------------------------------------------------
                                                        Realized and Unrealized
                                                            Gains (Losses)
                                                   ----------------------------------
                                     Beginning       Included in       Included in
                                      Balance        Net Income            OCI              Purchases            Sales
                                  ---------------- ----------------  ----------------  -------------------- ----------------

Financial assets
(carried at fair value):
Fixed maturities:
Municipal securities                      $     -          $     -           $     -             $     488          $     -
Corporate securities                    1,148,275           (2,024)           43,767               285,769         (163,361)
Residential mortgage-
backed securities                         205,743           (7,760)             (160)                    -          (30,156)
Commercial mortgage-
backed securities                              94                -                 -                     -                -
Asset-backed securities                 2,457,780          (42,298)           53,143               215,084         (101,398)
Other debt obligations                     87,402              115             8,653                13,305           (4,780)
                                  ---------------- ----------------  ----------------  -------------------- ----------------
Total fixed maturities                  3,899,294          (51,967)          105,403               514,646         (299,695)

Equity securities:
Financial services                         10,826                -               618                     -                -
Other                                      39,823            2,654            47,794                 1,298          (36,429)
                                  ---------------- ----------------  ----------------  -------------------- ----------------
Total equity securities                    50,649            2,654            48,412                 1,298          (36,429)

Reinsurance receivables -
embedded derivatives
from reinsurance ceded:
Indexed annuity
products ceded                            (23,614)           1,468                 -                     -                -
Indexed annuity funds
withheld                                   49,675          103,694                 -                     -                -
                                  ---------------- ----------------  ----------------  -------------------- ----------------
Total reinsurance
receivables                                26,061          105,162                 -                     -                -

Financial liabilities
(carried at fair value):
Policy account balances -
indexed life and annuity
embedded derivatives (B)                  (40,622)          15,453                 -                     -                -

                                                                           December 31, 2011
                                  --------------------------------------------------------------------------------------------------

                                                                      Transfers in

                                                                      and/or out of      Ending
                                     Issuances       Settlements         Level 3         Balance
                                  ---------------- ---------------------------------- --------------

Financial assets
(carried at fair value):
Fixed maturities:
Municipal securities                      $     -          $    -            $     -         $  488
Corporate securities                            -               -           (423,719)       888,707
Residential mortgage-
backed securities                               -               -                  -        167,667
Commercial mortgage-
backed securities                               -               -                  -             94
Asset-backed securities                         -               -            (57,469)     2,524,842
Other debt obligations                          -               -             39,550        144,245
                                  ---------------- ---------------  ----------------- --------------
Total fixed maturities                          -               -           (441,638)     3,726,043

Equity securities:
Financial services                              -               -                  -         11,444
Other                                           -               -                  -         55,140
                                  ---------------- ---------------  ----------------- --------------
Total equity securities                         -               -                  -         66,584

Reinsurance receivables -
embedded derivatives
from reinsurance ceded:
Indexed annuity
products ceded                              3,661           2,635                  -        (15,850)
Indexed annuity funds
withheld                                   (5,096)         (3,943)                 -        144,330
                                  ---------------- ---------------  ----------------- --------------
Total reinsurance
receivables                                (1,435)         (1,308)                 -        128,480

Financial liabilities
(carried at fair value):
Policy account balances -
indexed life and annuity
embedded derivatives (B)                  (13,259)         (7,674)                 -        (35,142)

(A)     Included in the transfers in and/or out line above is $594,455 of securities priced using unobservable data at December 31, 2010 that were valued by a pricing service using observable market data at December 31,
        2011, and $152,817 of securities transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2011.

(B)     Excludes host accretion and the timing of posting index credits, which are included in interest credited to policyholder account balances in the consolidated statements of income.

                                                                       December 31, 2010
                            --------------------------------------------------------------------------------------------------------
                                                Realized and Unrealized           Purchases,
                                                    Gains (Losses)             Issuances, and      Transfers in
                                           --------------------------------
                             Beginning       Included in     Included in         Settlements       and/or out of        Ending
                              Balance        Net Income          OCI                (net)           Level 3 (A)         Balance
                            -------------- ----------------  --------------  -------------------- ----------------  ----------------

Financial assets
(carried at fair value):
Fixed maturities
Municipal securities            $ 132,606          $     -         $     -              $      -       $ (132,606)          $     -
Corporate securities              754,957              578          63,256               122,218          207,266         1,148,275
Residential mortgage-
backed securities                 470,648           (4,974)         43,211               (75,718)        (227,424)          205,743
Commercial mortgage-
backed securities                 749,685          (33,538)         47,736                (1,462)        (762,327)               94
Asset-backed securities         2,836,786          (25,459)         73,442               193,320         (620,309)        2,457,780
Other debt obligations            106,659              109           5,654                10,487          (35,507)           87,402
                            -------------- ----------------  --------------  -------------------- ----------------  ----------------
Total fixed maturities          5,051,341          (63,284)        233,299               248,845       (1,570,907)        3,899,294

Equity securities:
Financial services                 25,245           13,211          (1,293)              (26,337)               -            10,826
Other                                   -                -             (42)               39,865                             39,823
                            -------------- ----------------  --------------  -------------------- ----------------  ----------------
Total equity securities            25,245           13,211          (1,335)               13,528                -            50,649

Reinsurance receivables -
embedded derivatives
from reinsurance ceded:
Indexed annuity
products ceded                     (6,133)         (17,481)              -                     -                -           (23,614)
Indexed annuity funds
withheld                           12,809           36,866               -                     -                -            49,675
                            -------------- ----------------  --------------  -------------------- ----------------  ----------------
Total reinsurance
receivables                         6,676           19,385               -                     -                -            26,061

Financial liabilities
(carried at fair value):
Policy account balances -
indexed life and annuity
embedded derivatives (B)           26,158           66,780               -                     -                -           (40,622)

(A)     Included in the transfers in and/or out line above is $1,475,940 of securities priced using unobservable data at December 31, 2009 that were valued by a pricing service using observable market data at December 31,
        2010, and $413,113 of securities transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2010.
        An additional $507,076 was included in transfers out due to the deconsolidation of the Fund.

(B)     Excludes host accretion and the timing of posting index credits, which are included in interest credited to policyholder account balances in the consolidated statements of income.

        The total gains (losses) included in earnings related to financial instruments categorized at Level 3 still held at December 31, 2011, 2010 and 2009 are as follows:

                                                            2011              2010              2009
                                                       ---------------   ---------------   ----------------
Financial assets (carried at fair value):
Fixed maturities:
Corporate securities                                        $  (2,311)        $  (5,974)          $  1,730
Residential mortgage-backed securities                         (2,376)           (3,607)            (6,707)
Commercial mortgage-backed securities                               -           (33,515)            (5,165)
Asset-backed securities                                             -           (18,214)                 -
Other debt obligations                                            115               106                261
                                                       ---------------   ---------------   ----------------
Total fixed maturities                                         (4,572)          (61,204)            (9,881)
                                                       ---------------   ---------------   ----------------

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Index annuity products ceded                                    1,468           (17,481)           109,466
Index annuity funds withheld                                  103,694            36,866            (67,110)
                                                       ---------------   ---------------   ----------------
Total reinsurance receivables                                 105,162            19,385             42,356

Financial liabilities (carried at fair value):
Policy account balances - indexed life and
annuity embedded derivatives                                   15,453            66,780           (442,636)

        The following table shows the investments which are included in other invested assets (primarily limited partnerships) in the consolidated balance sheets:

                                          December 31, 2011                       December 31, 2010
                               -------------------------------------   -------------------------------------
                                    Fair              Unfunded              Fair              Unfunded
                                    Value           Commitments            Value            Commitments
                               ----------------  -------------------   ---------------   -------------------

Fixed income                         $ 754,054             $ 50,660         $ 861,438              $ 56,892
Private equity                         103,232               10,598            93,299                21,798
Real estate                             43,870               28,157            43,876                29,408
Other                                        -                    -                56                     -
                               ----------------  -------------------   ---------------   -------------------

                                     $ 901,156             $ 89,415         $ 998,669             $ 108,098
                               ================  ===================   ===============   ===================

        Limited partnership interests are not redeemable at specific time periods. The Company receives periodic distributions from these investments while maintaining the investment for the long-term.

4.      INVESTMENTS AND INVESTMENT INCOME

        Available-for-sale securities

        The amortized cost, estimated fair value, gross unrealized gains and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2011 and 2010 are as follows:

                                                                   December 31, 2011
                                         ----------------------------------------------------------------------
                                                                Gross            Gross           Estimated
                                            Amortized         Unrealized       Unrealized           Fair
                                              Cost              Gains            Losses            Value
                                         ----------------   ---------------  ---------------  -----------------
Fixed maturities:
    U.S. government and agencies             $ 3,051,079         $ 300,695           $    -        $ 3,351,774
    Municipal securities                       3,564,475           369,986            8,079          3,926,382
    Corporate securities                       9,286,378           681,011          301,966          9,665,423
    Residential mortgage-backed
    securities                                 3,108,442           439,600           50,843          3,497,199
    Commercial mortgage-backed
    securities                                   779,233            41,345           52,078            768,500
    Asset-backed securities                    5,861,590           120,853          166,885          5,815,558
    Other debt obligations                       170,670            16,011            1,488            185,193
                                         ----------------   ---------------  ---------------  -----------------
    Total fixed maturities                    25,821,867         1,969,501          581,339         27,210,029

Equity securities:
    Financial services                           232,567            17,018            9,729            239,856
    Other                                        113,434            53,897              378            166,953
                                         ----------------   ---------------  ---------------  -----------------
    Total equity securities                      346,001            70,915           10,107            406,809
                                         ----------------   ---------------  ---------------  -----------------

    Total available-for-sale                 $26,167,868        $2,040,416        $ 591,446        $27,616,838
                                         ================   ===============  ===============  =================

                                                                   December 31, 2010
                                         ----------------------------------------------------------------------
                                                                Gross            Gross           Estimated
                                            Amortized         Unrealized       Unrealized           Fair
                                              Cost              Gains            Losses            Value
                                         ----------------   ---------------  ---------------  -----------------
Fixed maturities:
    U.S. government and agencies             $ 3,432,038         $  96,842        $ 171,756        $ 3,357,124
    Municipal securities                       3,044,016            48,063           76,732          3,015,347
    Corporate securities                       8,452,057           450,301          331,543          8,570,815
    Residential mortgage-backed
    securities                                 2,862,181           263,291           55,721          3,069,751
    Commercial mortgage-backed
    securities                                 1,428,109            55,274           65,554          1,417,829
    Asset-backed securities                    4,964,958           136,210          187,317          4,913,851
    Other debt securities                        171,061             4,040            3,445            171,656
                                         ----------------   ---------------  ---------------  -----------------
            Total fixed maturities            24,354,420         1,054,021          892,068         24,516,373

Equity securities:
    Financial services                           292,121            19,160           12,913            298,368
    Other                                        126,079             3,634            3,128            126,585
                                         ----------------   ---------------  ---------------  -----------------
             Total equity securities             418,200            22,794           16,041            424,953
                                         ----------------   ---------------  ---------------  -----------------

    Total available-for-sale                 $24,772,620        $1,076,815        $ 908,109        $24,941,326
                                         ================   ===============  ===============  =================

        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2011 and 2010, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                             2011                                2010
                                               ---------------------------------  ----------------------------------
                                                 Amortized         Estimated         Amortized         Estimated
                                                    Cost           Fair Value          Cost           Fair Value
                                               ---------------   ---------------  ----------------  ----------------

Due in one year or less                             $  92,256         $  90,578         $ 164,997         $ 163,659
Due after one year through five years               1,904,366         1,928,601         1,536,679         1,574,353
Due after five years through ten years              4,404,354         4,736,432         3,572,585         3,805,590
Due after ten years                                10,345,636        11,045,235        10,570,356        10,296,314
Securities not due at a single maturity date
  (primarily mortgage-backed securities)            9,075,255         9,409,183         8,509,803         8,676,457
                                               ---------------   ---------------  ----------------  ----------------

Total fixed maturities                            $25,821,867       $27,210,029       $24,354,420       $24,516,373
                                               ===============   ===============  ================  ================

        Gross unrealized losses

        The Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

                                                                         December 31, 2011
                                 --------------------------------------------------------------------------------------------------
                                      Less than 12 months                12 months or more                      Total
                                 -------------------------------  --------------------------------  -------------------------------
                                                     Gross                             Gross                             Gross
                                     Fair          Unrealized          Fair          Unrealized         Fair          Unrealized
                                     Value           Losses           Value            Losses           Value           Losses
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------
Fixed maturities:
Municipal securities                  $  3,525          $   143        $ 117,556         $  7,936       $ 121,081         $  8,079
Corporate securities                   961,404           54,287        1,746,400          247,679       2,707,804          301,966
Residential mortgage-
backed securities                       75,095            3,318          307,938           47,525         383,033           50,843
Commercial mortgage-
backed securities                       59,963            2,174          162,433           49,904         222,396           52,078
Asset-backed securities              1,553,500           57,476          745,534          109,409       2,299,034          166,885
Other debt securities                    3,200               33           31,327            1,455          34,527            1,488
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------
Total fixed maturities               2,656,687          117,431        3,111,188          463,908       5,767,875          581,339

Equity securities:
Financial services                           -                -           33,868            9,729          33,868            9,729
Other                                      370              222           14,285              156          14,655              378
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------
Total equity securities                    370              222           48,153            9,885          48,523           10,107
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------

Total available-for-sale            $2,657,057        $ 117,653       $3,159,341        $ 473,793      $5,816,398        $ 591,446
                                 ==============  ===============  ===============  ===============  ==============   ==============

                                                                         December 31, 2010
                                 --------------------------------------------------------------------------------------------------
                                      Less than 12 months                12 months or more                      Total
                                 -------------------------------  --------------------------------  -------------------------------
                                                     Gross                             Gross                             Gross
                                     Fair          Unrealized          Fair          Unrealized         Fair          Unrealized
                                     Value           Losses           Value            Losses           Value           Losses
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------
Fixed maturities:
U.S. government and
agencies                             $ 462,300         $ 38,230        $ 976,610        $ 133,526      $1,438,910        $ 171,756
Municipal securities                   661,944           22,129        1,034,481           54,603       1,696,425           76,732
Corporate securities                   850,308           27,257        2,122,137          304,286       2,972,445          331,543
Residential mortgage-
backed securities                      108,946            3,132          334,160           52,589         443,106           55,721
Commercial mortgage-
backed securities                       37,677            1,146          459,780           64,408         497,457           65,554
Asset-backed securities                448,191           19,971        1,345,738          167,346       1,793,929          187,317
Other debt securities                   10,444              211           69,635            3,234          80,079            3,445
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------
Total fixed maturities               2,579,810          112,076        6,342,541          779,992       8,922,351          892,068

Equity securities:
Financial services                      24,017            2,565           73,939           10,348          97,956           12,913
Other                                   38,662              562           25,163            2,566          63,825            3,128
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------
Total equity securities                 62,679            3,127           99,102           12,914         161,781           16,041
                                 --------------  ---------------  ---------------  ---------------  --------------   --------------

Total available-for-sale            $2,642,489        $ 115,203       $6,441,643        $ 792,906      $9,084,132        $ 908,109
                                 ==============  ===============  ===============  ===============  ==============   ==============

        At December 31, 2011, the Company held 6,280 positions in fixed income and equity securities. The above table, as of December 31, 2011, includes 528 securities of 396 issuers. At December 31, 2011, 67% of the unrealized losses on fixed maturities were securities rated investment grade. Investment grade securities are defined as those securities rated
        AAA through BBB - by Standard & Poor's. At December 31, 2011, 33% of the
        unrealized losses on fixed maturities were on securities rated below investment grade. Equity securities in the above table consist primarily of non-redeemable preferred stocks. These securities are reviewed for impairment in the same manner as the fixed income securities. At
        December 31, 2011, fixed income and equity securities in an unrealized loss position had fair value equal to approximately 91% of amortized cost.

        The following summarizes the unrealized losses by investment category as of December 31, 2011.

        Municipal securities

        The municipal category, which represents 1% of the unrealized losses at
        December 31, 2011, includes bonds issued by state and local governments and school district tax credit bonds. The unrealized losses in this category are primarily the result of concerns regarding possible defaults by state and local governments. The Company does not believe there will be significant defaults in this sector in the short or long-term. The Company believes it will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, therefore an OTTI has not been recognized in this sector.

        Corporate securities

        The largest unrealized losses in corporate securities, which represent
        51% of unrealized losses at December 31, 2011, are in the financial services sector, primarily commercial banking. The unrealized losses in the banking sector are primarily attributable to the economic uncertainty in Europe, continuing wide spreads relative to other corporate sectors and concerns regarding the underlying credit quality of mortgage loans and other commercial loans. These concerns are impacting foreign banks and large U.S. national and regional banks.
        Other industry sectors with large unrealized losses include military housing, gaming and insurance. The Company reviews its security positions with unrealized losses on an on-going basis and recognizes
        OTTI if evidence indicates a loss will be incurred. In all other cases, if the Company does not intend to sell or believe it will be required to sell these securities before recovery of each security's amortized cost, the security is not considered to be other-than-temporarily impaired.

        Residential mortgage-backed securities ("RMBS")

        The unrealized losses on RMBS, which represent 9% of unrealized losses at December 31, 2011, are concentrated in the non-agency sector and are primarily due to concerns regarding mortgage defaults on Alt-A and other risky mortgages. These concerns result in spreads widening on those securities that are being traded. The unrealized losses on these securities have narrowed as of December 31, 2011 compared to the unrealized losses at December 31, 2010 and 2009. The Company performs various stress tests on the cash flow projections for these securities and in situations where it is determined the projected cash flows cannot support the contractual amounts due the Company, an OTTI is recognized.
        In situations where the projected cash flows indicate the Company will receive the amounts it is contractually due and the Company does not intend or believe it will be required to sell these securities before recovery of its amortized cost, an OTTI is not recognized.

        Commercial mortgage-backed securities ("CMBS")

        The unrealized losses on CMBS, which represent 9% of unrealized losses at December 31, 2011, are primarily attributable to illiquidity in that sector and concerns regarding the potential for future commercial mortgage defaults. The market activity has improved for CMBS in 2011 and
        2010 from prior levels. The unrealized losses on these securities have narrowed as of December 31, 2011 compared to the unrealized losses at
        December 31, 2010 and 2009. The Company has reviewed payment performance, delinquency rates, credit enhancements within the security structures and monitored the credit ratings of all its CMBS holdings.
        The Company did recognize OTTI on CMBS during 2010 and 2009 in situations where the projected cash flows indicated the Company would not receive all amounts contractually due from the securities. There was no OTTI in CMBS recognized in 2011. The Company has performed cash flow projection analyses on all of its other CMBS and in those situations where it appears the Company will receive all amounts contractually due and it does not intend to sell or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Asset-backed securities ("ABS")

        The unrealized losses in ABS, which represent 28% of unrealized losses at December 31, 2011, are primarily related to collateralized debt obligations backed by various consumer and commercial finance loans.
        This category also includes structured notes backed by diversified investment portfolios. The unrealized losses are primarily due to wide credit spreads in this sector, particularly related to private placement
        ABS. The Company stress tests the projected cash flows of its ABS and recognizes OTTI in situations where the testing indicates the Company will not receive all amounts contractually due from the securities. This category also includes fixed income securities containing embedded derivatives. The Company did not recognize OTTI on ABS during 2011.
        Impairments were recognized in this sector during 2010. In those situations where it appears the Company will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Other debt obligations

        This category primarily consists of credit tenant loans. The unrealized losses in this category are the result of concerns regarding the credit worthiness of the building tenants and illiquidity in this market sector. The unrealized losses on these securities have narrowed as of
        December 31, 2011 compared to the unrealized losses at December 31,
        2010. The Company monitors the creditworthiness of the obligors and recognizes OTTI in situations where it is determined the Company will not receive all amounts contractually due from the securities. In those situations where it appears the Company will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Equity securities

        This category, which represents 2% of unrealized losses at December 31,
        2011, primarily consists of non-redeemable preferred stocks in the financial services sector. The unrealized losses are the result of concerns regarding the quality of the underlying assets within the financial institutions, primarily banking institutions. The Company has recognized OTTI in situations where the Company has determined it will not receive all amounts contractually due. In other situations the
        Company has determined it does not intend to sell or believe it will be required to sell these securities prior to recovery of amortized cost and an OTTI has not been recognized.

        Other-than-temporary impairments

        As a result of the Company's review of OTTI of investment securities, the Company recorded net impairment losses recognized in earnings during
        2011, 2010 and 2009, as summarized in the following table:

                                                                   2011               2010                2009
                                                             -----------------  -----------------   -----------------

Corporate securities                                                $   2,343          $  14,783           $  28,220
Residential mortgage-backed securities                                  4,787              9,067               3,986
Commercial mortgage-backed securities                                       -             32,798              37,570
Asset-backed securities                                                     -             13,898                 165
Commercial mortgage loans                                                 397              1,036               1,530
                                                             -----------------  -----------------   -----------------

Net impairment loss recognized in earnings                          $   7,527          $  71,582           $  71,471
                                                             =================  =================   =================

        The following is a roll-forward of credit losses for the years ended
        December 31, 2011 and 2010 on fixed maturities held by the Company for which a non-credit portion of an OTTI impairment was recognized in OCI:

                                                                   2011               2010
                                                             -----------------  -----------------

Balance, January 1                                                  $  30,476          $  29,636

Additions for newly impaired securities                                 3,366             18,974
Reductions for impaired securities sold                               (14,130)           (18,134)
                                                             -----------------  -----------------

Balance, December 31                                                $  19,712          $  30,476
                                                             =================  =================

        The amounts of non-credit related OTTI losses recorded on fixed maturities that remain in accumulated OCI at December 31, 2011 and 2010 are summarized as follows:

                                                                   2011               2010
                                                             -----------------  -----------------

Corporate securities                                                $  20,625          $  17,093
Residential mortgage-backed securities                                  2,621                 98
Commercial mortgage-backed securities                                       -              2,221
Asset-backed securities                                                 1,154                601
                                                             -----------------  -----------------

Total OTTI losses in accumulated OCI                                $  24,400          $  20,013
                                                             =================  =================

        Investment income and investment gains (losses)

        The major categories of investment income reflected in the consolidated statements of income are summarized as follows:

                                                              2011               2010                2009
                                                        -----------------  -----------------   -----------------

Gross investment income
     Fixed maturities                                        $ 1,192,940        $ 1,101,486         $ 1,134,910
     Equity securities                                            24,836             24,824              24,005
     Mortgage loans                                               17,354             14,246              13,591
     Policy loans                                                 23,456             22,068              21,830
     Short-term investments                                        2,140              2,709               1,269
     Derivative instruments                                       76,324             70,743             (70,064)
     Other invested assets                                        95,857            201,803             (26,654)
                                                        -----------------  -----------------   -----------------
             Total gross investment income                     1,432,907          1,437,879           1,098,887

Less: Investment expenses                                         30,395             30,171              39,279
                                                        -----------------  -----------------   -----------------
             Net investment income                           $ 1,402,512        $ 1,407,708         $ 1,059,608
                                                        =================  =================   =================

        Investment expenses primarily consist of investment advisor fees, interest expense on securities lending, interest on FHLB advances and interest related to derivative collateral liabilities.

        The major categories of realized investment gains and (losses) reflected in the consolidated statements of income are summarized as follows:

                                                              2011                2010               2009
                                                        -----------------   -----------------  -----------------

Fixed maturities                                              $   (3,423)          $  79,262         $  176,244
Equity securities                                                 (1,892)             15,903            (19,902)
Mortgage loans                                                    (2,891)               (491)              (600)
Short-term                                                             -                (103)              (915)
                                                        -----------------   -----------------  -----------------

        Net realized investment gains                         $   (8,206)          $  94,571         $  154,827
                                                        =================   =================  =================

        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded and excluding OTTI losses, maturities, calls, and prepayments) during
        2011, 2010 and 2009 were as follows:

                                       2011                     2010                             2009
                           ------------------------------   -------------------------------  -------------------------------
                               Fixed           Equity           Fixed           Equity           Fixed           Equity
                            Maturities       Securities      Maturities       Securities      Maturities       Securities
                           --------------   -------------   --------------   --------------  --------------   --------------

Proceeds from sales          $ 2,464,048        $104,955      $ 2,366,174         $197,853     $ 6,155,856         $100,281
Gross realized gains              97,286           6,933          133,475           21,327         377,031            6,219
Gross realized losses           (116,364)        (11,713)         (72,294)          (4,702)       (215,126)         (26,122)

        Credit risk concentration

        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government
        Agency or Authority, the Company had the following investments that exceeded 10% of the Company's stockholder's equity at December 31, 2011:

            Guggenheim Partners Opportunistic
            Investment Grade Securities Fund, LLC              $ 551,718

        Other

        Federal Home Loan Bank of Des Moines

        Midland National is a member of FHLB Des Moines. In order to maintain its membership, the Company was required to purchase FHLB equity securities that total $25,619 as of December 31, 2011 and 2010. These securities are included in equity securities and are carried at cost, which approximates fair value. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount a member can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. At December 31, 2011 and
        2010, the Company had outstanding advances of $349,870 from FHLB (see
        Note 7).

        Deposits with regulatory authorities

        At December 31, 2011 and 2010, securities with reported values of $3,563 and $3,554, respectively, were on deposit with regulatory authorities as required by law. These consist of fixed maturity securities reported in the consolidated balance sheets at fair value and have an amortized cost of $3,181and $3,269, respectively.

        Re-securitization

        During 2009, the Company completed a re-securitization transaction by transferring non-agency RMBS with a book value of $309,888 to a special interest entity, which then transferred the securities to a non-affiliated Trust. The cash flows from the transferred securities will be used to service re-tranched and re-rated securities issued by the Trust. Upon completion of the re-securitization, the previous carrying amount of the transferred securities was allocated to the securities issued by the Trust. The Trust sold re-issued securities with an allocated book value of $77,553 to unaffiliated third parties for cash proceeds of $62,469. These proceeds were transferred to the Company along with the beneficial interests in the remaining re-securitized securities. The Company recognized a loss of $15,084 related to this transaction. The beneficial interests in the remaining securities issued by the Trust had been retained by the Company and had a carrying value equal to the prior carrying value of the transferred securities less the carrying value allocated to the re-securitized securities sold. As of
        December 31, 2011, the beneficial interests in the remaining securities had a book value of $198,105 and fair value of $166,925.

5.      DERIVATIVES AND DERIVATIVE INSTRUMENTS

        The following table presents the notional amounts and fair value of derivatives and derivative instruments:

                                                          December 31, 2011                December 31, 2010
                                                   ------------------------------   ------------------------------
                                                    Notional Amount       Fair       Notional Amount      Fair
                                                                         Value                           Value
                                                   --------------   -------------   --------------  --------------
Assets:

Derivative instruments:
   Put options (1)                                 $       N/A               $ -    $       N/A               $ 1
   Interest rate swaps (1)                               433,914          21,391          387,418          12,090
   Credit default swaps - receive (1)                     35,500           1,119           92,400           4,177
   Interest rate floors (1)                              113,000          14,201          113,000           4,983
   Futures (1)                                           401,922          74,070          982,972         193,302
   Call options (1)                                    3,885,115         122,396        3,279,125         209,210
   Interest rate swaps - effective
    cash flow (2)                                         23,810           2,165           23,810           1,893
                                                                    -------------                   --------------

                                                                       $ 235,342                        $ 425,656
                                                                    =============                   ==============
Reinsurance receivables - embedded
   derivatives from reinsurance ceded:
    Indexed annuity products ceded (1)                       N/A        $(15,850)          $  N/A        $(23,614)
    Indexed annuity funds withheld (1)                       N/A         144,330              N/A          49,675
                                                                    -------------                   --------------

                                                                       $ 128,480                         $ 26,061
                                                                    =============                   ==============
Fixed maturities - asset-backed securities:
   Hybrid instruments (1)                                              $ 405,958                        $ 449,563
                                                                    =============                   ==============

Liabilities:
Investment-type insurance contracts -
   embedded derivatives:
    Indexed life and annuity products (1)                               $(35,142)                        $(40,622)
                                                                    =============                   ==============
Derivative instruments:
   Interest rate swaps (1)                               $ 3,609           $ 136         $ 19,707           $ 499
   Credit default swaps - receive (1)                          -               -           23,350             318
   Credit default swaps - pay (1)                         56,000          12,998           56,000           9,724
                                                                    -------------                   --------------

                                                                        $ 13,134                         $ 10,541
                                                                    =============                   ==============

(1) Not designated as hedging instruments

(2) Designated as hedging instruments

        Cash flow hedges

        The Company has a number of investments which pay interest on a variable rate tied to a benchmark interest rate. The Company has entered into interest rate swaps that effectively convert the variable cash flows on specific fixed maturity securities to fixed over the life of the swaps.
        These swaps pay the Company fixed rates while the Company is obligated to pay variable rates based on the same benchmark interest rate as the hedged asset. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash-flow hedges and are reported at fair value in the consolidated balance sheets with the change in fair value reported as a component of OCI for the effective portion of the hedge. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income in the consolidated statements of income with the payable or receivable included in accrued investment income in the consolidated balance sheets. The stated fair value of the applicable interest rate swaps excludes the current period accruals.

        The following table presents the impact of cash flow hedges on the consolidated financial statements before adjustments to DAC, DSI, and deferred income taxes:

                                            For the Year Ended December 31, 2011
-------------------------------------------------------------------------------------------------------------------------
                                 Effective Portion                                            Ineffective Portion
------------------------------------------------------------------------------------   ----------------------------------

                                      Location of Gain (Loss)      Gain (Loss)
     Cash Flow                          Reclassified from         Reclassified from     Location of       Ineffective
      Hedging           Gain (Loss)      Accumulated OCI           Accumulated OCI      Gain (Loss)       Gain (Loss)
   Relationships         in OCI            into Income             into Income           in Income         in Income
---------------------  ------------  ------------------------  ---------------------   ---------------  -----------------

                                          Net realized                                        Net gains (losses)
      Interest                             investment                                  on derivative
     rate swaps           $272           gains (losses)                 $ -             instruments    -       $ -

                                            For the Year Ended December 31, 2010
-------------------------------------------------------------------------------------------------------------------------
                                 Effective Portion                                            Ineffective Portion
------------------------------------------------------------------------------------   ----------------------------------

                                      Location of Gain (Loss)      Gain (Loss)
     Cash Flow                          Reclassified from         Reclassified from     Location of       Ineffective
      Hedging           Gain (Loss)      Accumulated OCI           Accumulated OCI      Gain (Loss)       Gain (Loss)
   Relationships         in OCI            into Income             into Income           in Income         in Income
---------------------  ------------  ------------------------  ---------------------   ---------------  -----------------

                                          Net realized                                        Net gains (losses)
      Interest                             investment                                  on derivative
     rate swaps           $ 611          gains (losses)                 $ -             instruments    -       $ -

                                            For the Year Ended December 31, 2009
-------------------------------------------------------------------------------------------------------------------------
                                 Effective Portion                                            Ineffective Portion
------------------------------------------------------------------------------------   ----------------------------------

                                      Location of Gain (Loss)      Gain (Loss)
     Cash Flow                          Reclassified from         Reclassified from     Location of       Ineffective
      Hedging           Gain (Loss)      Accumulated OCI           Accumulated OCI      Gain (Loss)       Gain (Loss)
   Relationships         in OCI            into Income             into Income           in Income         in Income
---------------------  ------------  ------------------------  ---------------------   ---------------  -----------------

                                          Net realized                                        Net gains (losses)
      Interest                             investment                                  on derivative
     rate swaps         $ (2,243)        gains (losses)                 $ -             instruments    -       $ -

        Fair value hedges

        The Company had entered into interest rate swap agreements that paid a variable rate of interest to the Company and the Company paid a fixed rate of interest to the counterparty. These swaps hedged the fair value of specific available-for-sale fixed income securities and were important components of the Company's asset-liability management. During
        2010, these interest rate swaps matured and, as a result, the Company had no fair value interest rate swaps in effect as of December 31, 2011 and 2010.

        It was anticipated that changes in the fair values of the fixed income securities due to changes in interest rates would be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps were considered effective hedges and were reported in the consolidated balance sheets at fair value with the changes in fair value of the swaps and hedged available-for-sale fixed income investments reported as components of net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        The following table presents the impact of fair value hedges on the consolidated statements of income.

                                                                  Gain (Loss) in Income
                                                           ------------------------------------
                                                                 2010               2009
                                                           -----------------  -----------------

Gains (losses) recognized in net gains (losses)
 on derivatives and derivative instruments:

Interest rate swaps                                                $    508           $    309
Fixed rate fixed income securities                                     (314)               503
                                                           -----------------  -----------------

                                                                      $ 194              $ 812
                                                           =================  =================

        Indexed options and futures

        The Company has indexed annuity and indexed universal life products that provide for a guaranteed base return and a higher potential return tied to several major equity market indices. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the
        Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts and options to compensate it for increases in the same indices. The Company classifies these options and futures as derivative instruments.

        The Company amortizes the cost of the indexed options against investment income over the term of the option, which is typically one year. When the options mature, the value received by the Company is reflected as net investment income in the consolidated statements of income.

        The futures contracts have no initial cost and are marked to market daily. That daily mark-to-market is settled through the Company's variation margin accounts maintained with the counterparty. The Company reports the change in the difference between market value and amortized cost of indexed options and the change in the futures variation margin accounts as gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        Embedded derivatives related to indexed life and annuity products

        The Company's indexed life and annuity products contain embedded derivatives. The fair value of the embedded options related to these direct and ceded policyholder obligations are based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using an assumed interest rate consistent with the duration of the liability adjusted to reflect the Company's credit risk and additional provision for adverse deviation. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the consolidated statements of income as net gains (losses) on derivatives and derivative instruments.

        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer. Under applicable guidance, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the
        Company. The embedded derivatives contained in the funds withheld liability have characteristics similar to a total return swap since the
        Company cedes the total return on a designated investment portfolio to the outside reinsurer. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivative embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the funds withheld portfolio and the fair value of the policy liabilities estimated from cash flow models. The value of the embedded derivative is reported in the consolidated balance sheets in reinsurance receivables. The net change in the reported value of the embedded derivatives is reported in net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        See Note 10 for further discussion related to the Company's coinsurance with funds withheld reinsurance agreements.

        Embedded derivatives related to hybrid financial instruments

        The Company holds hybrid financial instruments, fixed income securities with embedded derivatives, and has elected fair value measurement. These securities are reported in the consolidated balance sheets in fixed maturities, available-for-sale, at fair value. Any change in the fair value of the security is reported as net gains (losses) on derivatives and derivative instruments in the consolidated statements of income. The amortized cost and fair value of the Company's hybrid financial instruments at December 31, 2011 was $410,600 and $405,958, respectively. The amortized cost and fair value of the Company's hybrid financial instruments at December 31, 2010 was $481,600 and $449,563, respectively. The decision to elect fair value measurement is made on an instrument-by-instrument basis under the guidance. The Company will consider making an election of fair value measurement at the time of any future acquisitions of hybrid financial instruments.

        Other derivative instruments

        The Company has also entered into interest rate floor, interest rate swap and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider and a protection buyer.
        The Company holds interest rate floor agreements to protect itself against interest rates decreasing below its policy reserve guarantees.
        These swaps and floors are reported at fair value in the consolidated balance sheets and changes in the fair value are reported as a component of net gains (losses) on derivatives and derivative instruments in the consolidated statements of income. Included in the non-hedge swaps is the ineffective portions of cash flow swaps. Periodic interest rate and credit default swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income in the consolidated statements of income with the payable or receivable included in accrued investment income in the consolidated balance sheets. The stated fair value of the applicable interest rate and credit default swaps excludes the current period accruals.

        The following table presents the impact of derivatives and derivative instruments not designated as hedging instruments on the consolidated statements of income:

                                                            2011                2010               2009
                                                       ----------------   -----------------  -----------------
Gains (losses) recognized in net gains (losses)
 on derivatives and derivative instruments:

Interest rate swaps                                            $ 9,663            $ 11,215           $ (6,052)
Credit default swaps - receive                                     877               7,052             (4,542)
Credit default swaps - pay                                      (3,274)              6,869             20,271
Interest rate floors                                             9,218               1,354             (4,565)
Embedded derivatives in:
Indexed life and annuity products                               (5,480)             66,780           (442,636)
Indexed annuity products ceded                                  39,576              (7,881)           109,465
Indexed annuity funds withheld                                  94,654              36,867            (67,109)
Hybrid instruments                                              19,852              11,324            (40,492)
Futures                                                        (47,765)            102,694            118,925
Options                                                       (111,554)            (45,097)           158,847
                                                       ----------------   -----------------  -----------------

                                                               $ 5,767           $ 191,177         $ (157,888)
                                                       ================   =================  =================

Gains (losses) recognized in net investment income:

Interest rate swaps                                          $  13,554           $   9,706         $   (4,685)
Options                                                         62,770              61,037            (65,379)
                                                       ----------------   -----------------  -----------------

                                                              $ 76,324            $ 70,743          $ (70,064)
                                                       ================   =================  =================

        Collateral on derivative instruments

        Collateral posted by counterparties at December 31, 2011 and 2010 applicable to derivative instruments was $63,809 and $113,687, respectively, and is reflected in the consolidated balance sheets in short-term investments. The obligation to repay the collateral is reflected in the consolidated balance sheets in repurchase agreements, other borrowings and collateral on derivative instruments. Collateral posted by the Company at December 31, 2011 and 2010 applicable to derivative instruments was $11,510 and $8,950, respectively, and is reflected in the consolidated balance sheets as other receivables, other assets and property, plant and equipment.

6.      NONCONTROLLING INTERESTS AND VARIABLE INTEREST ENTITIES

        The Company is a limited partner in a VIE in which it was previously considered the primary beneficiary. The variable interest entity,
        Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC
        (the "Fund"), is a private investment company that seeks to maximize total return by investing in a variety of fixed income sectors and assets. The Company held a 35% and 47% interest in the Fund as of
        December 31, 2011 and 2010, respectively. North American held a 18% and
        23% interest in the Fund as of December 31, 2011 and 2010, respectively.
        The general partner of the Fund is a related party, Guggenheim Partners
        Asset Management, Inc. The Fund reports unrealized gains and losses on investments as a component of net income; therefore the Company reported these unrealized gains and losses in the same manner in 2009. The amount of unrealized gain in 2009 was $35,795, and was reported in the accompanying consolidated statements of income as net unrealized gain from variable interest entity. The other operations of the Fund in 2009 were reported as components of net investment income and net realized investment gains.

        Effective January 1, 2010, the Company adopted amended accounting guidance related to the consolidation of VIEs (see Note 2), and as a result, the Fund was deconsolidated. Under the new guidance, the Fund continues to qualify as a VIE as a result of the holders of the equity investment at risk lacking the power to direct the activities that most significantly impact the Fund's performance. This power is held solely by the general partner. In December 2009, the Company's interest in the
        Fund was approximately 50% and the Company concluded that under the new guidance it is no longer considered the primary beneficiary of the VIE.
        In accordance with the guidance, it lacks the power on its own to direct the activities of the Fund. Though the general partner is a related party, neither the Company nor SEI, have the power to influence the decision making of the general partner. As a result of this change, the
        Company removed the noncontrolling interest related to this entity.
        Because this occurred in December 2009, there was no cumulative effect adjustment recorded to retained earnings at January 1, 2010 in connection with the implementation of the new guidance. The Fund was deconsolidated as of January 1, 2010. The related net income attributable to noncontrolling interest included for the years ended
        December 31, 2011, 2010 and 2009 for the Fund is $0, $0 and $57,373,
        respectively.

        The changes in the Company's ownership interest in consolidated entities and the effect on stockholder's equity are as follows:

                                                                           2011               2010              2009
                                                                     -----------------  ----------------- -----------------

Net income attributable to the Company                                     $  287,606         $  352,472        $  219,498

Transfers (to) from the noncontrolling interests:

   Increase (decrease) in paid-in capital for additional
     capital contributions to Guggenheim Partners
     Opportunistic Investment Grade Securities Fund, LLC                            -                  -           (16,880)
                                                                     -----------------  ----------------- -----------------

Change from net income attributable to the Company
    and transfers (to) from noncontrolling interests                       $  287,606         $  352,472        $  202,618
                                                                     =================  ================= =================

        In addition, the Company has other investments in limited partnerships and a re-securitization trust that are reviewed to determine if they are
        VIEs. The VIEs are primarily limited partnerships formed for the purpose of purchasing fixed income and private equity securities. Financing for these VIEs is primarily accomplished through limited partnership contributions. The Company is a limited partner with no voting rights in the limited partnership VIEs. The Company's involvement with the re-securitization trust is limited due to a third-party manager. Certain of these investments were determined to be VIE's, but in each case the
        Company has determined it is not the primary beneficiary. The determination was based on the conclusion that the Company does not have the power to direct the activities of the VIEs that most significantly impact the entities' economic performance nor does the Company absorb the significant losses of the VIEs or have rights to a significant portion of their expected benefits. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.

        The Company's maximum exposure to loss is based on additional commitments made to limited partnerships and the remaining beneficial interests held for the re-securitization trust. The Company's carrying amount of its asset compared to its maximum exposure to loss as of
        December 31, 2011 is as follows:

            Limited partnerships
              Carrying amount of asset                    $  889,972
              Maximum exposure to loss                       979,387
            Resecuritization trust
              Beneficial interests held in trust             166,925
              Maximum exposure to loss                       166,925

7.      BORROWINGS

        At December 31, 2011 and 2010, the Company has outstanding borrowings of
        $349,870 from the FHLB in accordance with the terms of its membership agreement. The purpose of the borrowings is to complement the Company's security lending program. The borrowings are reported as a component of repurchase agreements, other borrowings and collateral on derivative instruments in the consolidated balance sheets. The borrowings outstanding at December 31, 2011 have maturity dates in March and June of 2012 and November of 2013. The interest rates on the outstanding borrowings range from 0.39% to 0.72%. The Company renewed the borrowings that matured in March 2012 for a borrowing that will mature on March 17,
        2014 at an interest rate of 0.68%. Interest expense incurred during
        2011, 2010 and 2009 was $1,940, $2,381 and $4,594, respectively, and is reported as a component of net investment income in the consolidated statements of income. The fair value of this borrowing approximates its reported value due to its short maturity.

        In accordance with the FHLB membership agreement, the Company was required to purchase FHLB common stock. At December 31, 2011 and 2010 the Company held $25,619 of FHLB common stock. In addition, the Company has posted agency MBS/CMO fixed income securities with fair values in excess of the amount of the borrowing as collateral.

        On December 31, 2011 Solberg Re, the wholly owned limited purpose subsidiary domiciled in the State of Iowa, secured an irrevocable standby letter of credit ("LOC") from a large commercial bank. The LOC, which has an initial term of 13 years, has an aggregate maximum issuance amount of $475,000, of which $244,715 was issued and outstanding at
        December 31, 2011. The purpose of the LOC is to support redundant statutory required reserves on specific term life insurance policies issued by the Company and its affiliate, North American, and ceded to
        Solberg Re. The LOC can be drawn upon when actual policy benefits applicable to the specific life insurance term policies exceed specified thresholds. Solberg Re does not anticipate drawing funds against the
        LOC. Fees and expenses of approximately $5,639 have been paid related to this LOC, which have been capitalized and are included in other receivables, other assets and property, plant and equipment on the consolidated balance sheets. The capitalized fees will be amortized over the life of the facility. There was no amortization recognized in 2011.
        In addition, a quarterly fee equal to 1.45% per annum of the outstanding
        LOC will be paid during the life of the facility.

8.      DAC, DSI and PVFP

        Policy acquisition costs of new and acquired business deferred and amortized for the years ended December 31, 2011, 2010 and 2009 are as follows:

                                                                    2011             2010             2009
                                                               ---------------  ---------------  ---------------

DAC, beginning of year                                            $ 1,502,244      $ 1,798,826      $ 2,012,764
Commissions deferred                                                  214,272          220,875          201,236
Underwriting and acquisition expenses deferred                         38,465           42,727           41,655
Reduction due to reinsurance ceded                                          -                -          (28,047)
Change in offset to unrealized (gains) losses                        (149,670)        (342,599)        (257,756)
Amortization related to operations                                   (219,230)        (224,916)        (202,808)
Amortization related to realized (gains) losses                         2,518           (1,150)           8,247
Amortization related to derivatives                                     8,549            8,481           23,535
                                                               ---------------  ---------------  ---------------

DAC, end of year                                                  $ 1,397,148      $ 1,502,244      $ 1,798,826
                                                               ===============  ===============  ===============

        The composition of DSI for the years ended December 31, 2011, 2010 and
        2009 is summarized below:

                                                                    2011             2010             2009
                                                               ---------------  ---------------  ---------------

DSI, beginning of year                                              $ 455,628        $ 626,447        $ 764,191
Sales inducement costs deferred                                        81,990           92,331           77,002
Increase (reduction) due to recapture of reinsurance                        -              258           (2,423)
Change in offset to unrealized (gains) losses                         (84,826)        (182,643)        (152,077)
Amortization related to operations                                    (84,315)         (82,583)         (72,939)
Amortization related to realized (gains) losses                         1,578              131            3,552
Amortization related to derivatives                                     4,299            1,687            9,141
                                                               ---------------  ---------------  ---------------

DSI, end of year                                                    $ 374,354        $ 455,628        $ 626,447
                                                               ===============  ===============  ===============

        The composition of the PVFP for the years ended December 31, 2011, 2010 and 2009 is summarized below:

                                                                    2011             2010             2009
                                                               ---------------  ---------------  ---------------

PVFP, beginning of year                                              $ 21,015         $ 21,767         $ 34,020
Increase due to recapture of reinsurance ceded                              -            3,567                -
Change in offset to unrealized (gains) losses                               -                -           (7,678)
Amortization                                                           (3,839)          (4,319)          (4,575)
                                                               ---------------  ---------------  ---------------

PVFP, end of year                                                    $ 17,176         $ 21,015         $ 21,767
                                                               ===============  ===============  ===============

9.      PROPERTY, PLANT AND EQUIPMENT

        The major classifications of property, plant and equipment recorded in the consolidated balance sheets as a component of other receivables, other assets and property, plant and equipment are as follows:

                                                          Range of
                                                        Useful Lives             2011              2010
                                                    ---------------------   ---------------   ---------------
Land                                                         -                    $  3,029          $  3,029
Buildings and improvements                             20 - 39 years                18,746            18,717
Leasehold improvements                                 10 - 40 years                 1,855             1,691
Furniture and fixtures                                    10 years                   7,293             6,973
Computer equipment and software                          3 - 10 years               37,421            40,639
Other                                                     3 - 5 years                   40                40
                                                                            ---------------   ---------------
                                                                                    68,384            71,089
Accumulated depreciation                                                           (27,935)          (25,745)
                                                                            ---------------   ---------------
                                                                                 $  40,449         $  45,344
                                                                            ===============   ===============

        Depreciation expense was $6,099, $5,594 and $5,086 for the years ended
        December 31, 2011, 2010 and 2009, respectively.

10.     REINSURANCE

        The Company is primarily involved in the cession and, to a lesser degree, assumption of life and annuity reinsurance with other companies.
        Reinsurance premiums and claims ceded and assumed for the years ended
        December 31 are as follows:

                                          2011                           2010                          2009
                               ----------------------------   ----------------------------  -----------------------------
                                  Ceded         Assumed          Ceded         Assumed         Ceded          Assumed
                               -------------  -------------   -------------  -------------  -------------   -------------

Premiums and deposits
 on investment contracts          $ 533,766        $ 9,034       $ 353,374        $ 1,340      $ 489,965         $ 1,001

Claims and investment
 contract withdrawals               212,969          1,337         210,711          1,763        198,117             256

        The Company is party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies of specific annuity plans issued from January
        1, 2002 through March 31, 2005, 60% of substantially all policies of specific annuity plans issued from April 1, 2005 through February 29,
        2008, and 50% of substantially all policies of specific annuity plans issued since March 1, 2008. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the statutory liabilities associated with these policies. The Company has netted the funds withheld liability of $4,113,910 and $4,035,855 against the reserve credits of $4,840,062 and $4,628,996 in reinsurance receivables in the December 31, 2011 and 2010 consolidated balance sheets, respectively. The reserve credits contain embedded derivatives as discussed in Note 5.

        The Company is a party to a coinsurance agreement with GLAC. This is an indemnity agreement that covers 100% of all policies issued from January
        1, 2008 through September 30, 2009 of specific annuity plans. Reserve credits of $584,429 and $585,225 associated with this agreement are reported as a component of reinsurance receivables in the December 31,
        2011 and 2010 consolidated balance sheets, respectively.

        On December 31, 2010, MNL Re entered into a coinsurance agreement with
        North American. In accordance with the coinsurance agreement North
        American ceded a defined block of permanent life insurance products to
        MNL Re. At December 31, 2011, MNL Re assumed reserves of $480 which are included in reinsurance receivables and received premiums of $5,227 from
        North American. MNL Re paid experience refunds to North American of
        $4,738 for the year ended December 31, 2011. For the year ended December
        31, 2010, there were no assumed reserves, reinsurance receivables, or experience refunds paid.

        On December 31, 2011, Solberg Re entered into a coinsurance agreement with North American. In accordance with the coinsurance agreement North
        American ceded a defined block of term life insurance to Solberg Re. At
        December 31, 2011 Solberg Re assumed reserves of $56,395, which are included in reinsurance receivables and received premiums of $7,668 from
        North American.

        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

11.     ACCUMULATED OTHER COMPREHENSIVE INCOME

        The components of accumulated OCI are as follows:

                                                             2011               2010
                                                       -----------------  ------------------

Net unrealized gain (loss)
     Available-for-sale securities                          $ 1,469,788          $  213,426
     Certain interest rate swaps                                  2,165               1,893
     Non-credit portion of OTTI losses                          (24,400)            (20,013)
Intangibles                                                    (253,949)            (39,217)
Pension liability:
     Unrecognized actuarial net gains (losses)                  (22,075)            (17,061)
Postretirement liability:
     Unrecognized actuarial net gains (losses)                   (9,547)             (3,748)
     Unrecognized prior service costs                               931               1,048
Deferred income taxes                                          (407,020)            (47,715)
                                                       -----------------  ------------------

Accumulated other comprehensive gain (loss)                  $  755,893           $  88,613
                                                       =================  ==================

        The following table sets forth the changes in each component of accumulated OCI:

                                                                      2011               2010                2009
                                                                 ---------------  ------------------  -----------------

Net unrealized gain (loss)
     Available-for-sale securities                                  $ 1,243,917         $ 1,549,789         $  971,529
     Certain interest rate swaps                                            272                 611             (2,243)
     Non-credit portion of OTTI losses                                   (4,387)             (7,193)           (12,820)
Intangibles                                                            (214,732)           (494,518)          (408,899)
Reclassification adjustment for (gains) losses released
     into income                                                         12,445            (161,232)           (86,401)
Pension liability:
     Amortization of net loss in net periodic benefit expense             1,450                 647                346
     Net gain (loss) recognized in accrued benefit costs                 (6,464)             (5,676)            (3,775)
Postretirement liability:
     Amortization of net gain (loss) in net periodic
     benefit expense                                                        504                 103                 29
     Amortization of prior service costs                                   (117)               (117)                75
     Net gain (loss) recognized in accrued benefit costs                 (6,303)             (1,854)              (592)
     Prior service costs arising in current year                              -                   -              1,458
Deferred income taxes                                                  (359,305)           (308,196)          (160,548)
                                                                 ---------------  ------------------  -----------------

     Net other comprehensive gain (loss)                             $  667,280          $  572,364         $  298,159
                                                                 ===============  ==================  =================

        The unrealized gain (loss) on available-for-sale securities, certain interest rate swaps, and non-credit portion of OTTI losses is adjusted by intangibles and deferred income taxes and is included in the statements of stockholder's equity.

12.     INCOME TAXES

        The significant components of income tax expense (benefit) are as follows:

                                          2011                2010               2009
                                     ----------------   -----------------  -----------------

Current                                    $  18,207          $  111,757         $  120,089
Deferred                                      90,940              20,151            (17,781)
                                     ----------------   -----------------  -----------------
    Total income tax expense              $  109,147          $  131,908         $  102,308
                                     ================   =================  =================

        Total income tax expense attributable to income before taxes differs from the amounts that would result from applying the U.S. Federal statutory income tax rate of 35% in 2011, 2010 and 2009 are as follows:

                                                 2011                2010               2009
                                           -----------------   -----------------  -----------------

At statutory federal income tax rate             $  138,863          $  169,533         $  104,735
Dividends received deductions                        (1,112)             (1,484)              (497)
Tax credits                                         (33,010)            (32,473)            (4,585)
Other, net                                            4,406              (3,668)             2,655
                                           -----------------   -----------------  -----------------
    Total income tax expense                     $  109,147          $  131,908         $  102,308
                                           =================   =================  =================

        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31, 2011 and 2010 are as follows:

                                                                   2011                2010
                                                             -----------------   -----------------

Deferred income tax assets
    Policy liabilities and reserves                                $  609,070          $  683,028
    Investments                                                             -                   -
    Other, net                                                         50,282              40,593
                                                             -----------------   -----------------
      Total deferred income tax assets                                659,352             723,621
                                                             -----------------   -----------------
Deferred income tax liabilities
    Present value of future profits of acquired business               (6,012)             (7,355)
    Investments                                                      (516,328)           (102,417)
    Deferred policy acquisition costs and deferred sales
     inducements                                                     (524,842)           (551,434)
                                                             -----------------   -----------------
      Total deferred income tax liabilities                        (1,047,182)           (661,206)
                                                             -----------------   -----------------
      Net deferred income tax asset (liability)                    $ (387,830)          $  62,415
                                                             =================   =================

        If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized.
        Based upon a review of the Company's anticipated future taxable income and after considering all other available evidence, both positive and negative, the Company's management concluded that it is more likely than not that the gross deferred tax assets will be realized, and no valuation allowance is necessary.

        The Company does not expect any significant changes to its liability for unrecognized tax benefits during the next twelve months. The Company recognizes interest and/or penalties as a component of tax expense. The
        Company did not have any accrued interest and penalties at December 31,
        2011 and 2010.

        The IRS concluded an examination of the Company's income tax returns for
        2007 through 2008 during the year ended December 31, 2011. No significant adjustments were recorded as a result of the examination.

13.     STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

        The Company is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
        ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        There were no permitted practices used by the Company in 2011; however, prescribed practices used by the Company in 2011 include the following:

        1.      In 2006 Iowa issued a prescribed practice that allows other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. As a result, the Company carries the assets of the separate accounts related to its bank owned life insurance products at book value.

        2.      In 2008 Iowa issued a prescribed practice to account for call option derivative assets that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices at amortized cost. Other derivative
                instruments such as indexed futures, swaps and swaptions that may be used to hedge the growth in interest credited to the policy as a direct result of changes in the related indices would still be accounted for at fair value since an amortized cost for these instruments does not exist. As a result, the
                Company elected to establish a voluntary reserve to offset to increases in the values of these other derivative instruments.
                The prescribed practice also provides guidance to determine indexed annuity reserve calculations based on the Guideline 35
                Reserve assuming the market value of the call option(s)
                associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The Company adopted this prescribed practice in 2008.

        The combined effect of applying these prescribed practices in 2011 decreased the Company's statutory-based surplus by $59,388. The risk-based capital excluding the effect of these prescribed practices would not have resulted in a regulatory trigger event.

        Generally, the net assets of an Iowa domiciled insurance company available for distribution as ordinary dividends to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed paid-in and contributed surplus. All payments of extraordinary dividends to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any
        12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory income (generally, the greater of prior year statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus as regards policyholders). The
        Company paid dividends of $114,692, $92,260 and $51,617 in 2011, 2010 and 2009, respectively. Dividends payable in 2012 up to approximately
        $285 million will not require prior approval of regulatory authorities.

        The statutory net gain from operations of the Company for the years ended December 31, 2011, 2010 and 2009, is approximately $326,031,
        $284,969 and $83,327, respectively, and reported surplus as regards policyholders at December 31, 2011, 2010 and 2009, is $1,854,241,
        $1,639,725 and $1,391,869 , respectively, in accordance with statutory accounting principles.

14.     OPERATING LEASES

        The Company leases certain equipment and office space. Rental expense of
        $4,224, $4,231 and $3,749 was incurred in 2011, 2010 and 2009, respectively. Approximate future minimum lease payments under noncancellable leases are as follows:

            Year ending December 31,
            2012                                              $  2,985
            2013                                                 2,806
            2014                                                 2,708
            2015                                                 2,511
            2016                                                 1,963
            Thereafter                                           7,909
                                                        ---------------
                                                             $  20,882
                                                        ===============

15.     EMPLOYEE BENEFIT PLANS

        Defined benefit pension plan and post-retirement health care benefits

        The Company, via its insurance subsidiary, participates in noncontributory defined benefit pension plan ("Pension Plan") sponsored by SEI covering certain full-time employees. In addition, the Company provides, via its insurance subsidiary, certain post-retirement health care benefits through a health and welfare benefit plan ("Other Benefit
        Plan") and life insurance benefits for eligible active and retired employees.

        The information for the Pension Plan and Other Benefits Plan, which reflects an allocation of the Company's portion of the SEI plans at
        December 31, is as follows:

                                                                          Pension Plan              Other Benefit Plan
                                                                      2011           2010          2011           2010
                                                                   ------------   ------------  ------------   ------------
Obligation and funded status
Accumulated benefit obligation                                       $ (53,974)     $ (43,967)    $ (24,168)     $ (16,297)
Fair value of plan assets                                               45,527         36,383             -              -
                                                                   ------------   ------------  ------------   ------------
Underfunded status                                                      (8,447)        (7,584)      (24,168)       (16,297)
                                                                   ------------   ------------  ------------   ------------
Accrued benefit liability recognized
in other liabilities                                                    (8,447)        (7,584)      (24,168)       (16,297)
                                                                   ------------   ------------  ------------   ------------

Changes in liability for benefits recognized in
    accumulated OCI (pre-tax)
Beginning balance                                                    $ (17,061)     $ (12,032)      $(2,700)        $ (832)
Net (gain) loss amortized into net periodic benefit cost                 1,450            647           387            (14)
Net gain (loss) arising during the period                               (6,464)        (5,676)       (6,303)        (1,854)
                                                                   ------------   ------------  ------------   ------------
Balance at December 31                                                 (22,075)       (17,061)       (8,616)        (2,700)
                                                                   ------------   ------------  ------------   ------------

Changes in deferred taxes recognized in
    accumulated OCI                                                    $(1,755)       $(1,760)      $(2,071)        $ (654)
                                                                   ------------   ------------  ------------   ------------

                                                                 Pension Plan                     Other Benefit Plan
                                                         2011        2010        2009        2011        2010        2009
                                                       ----------  ----------  ----------  ----------  ----------  ----------
Additional information
Net periodic benefit income (costs)                     $ (849)     $ (345)      $  45     $ 2,218     $(1,403)    $ 1,438
Net periodic benefit cost reclassified from
   accumulated OCI                                      (1,450)       (647)       (346)       (387)         14        (104)
Employer contributions                                   5,000       5,000           -         263         430         331
Employee contributions                                       -           -           -         185         152         122
Benefit payments                                           531         449         363         491         582         453

Actuarial assumptions
Weighted-average assumptions used to determine benefit
   obligations as of December 31:
     Discount rate                                       4.27%       5.33%       5.88%       4.28%       5.12%       5.50%
     Expected return on plan assets                      7.00%       7.00%       7.00%        N/A         N/A         N/A

Weighted-average assumptions used to determine net
   costs for the years ended December 31:
     Discount rate                                       5.33%       5.88%       5.88%       5.50%       5.50%       6.25%
     Expected return on plan assets                      7.00%       7.00%       7.00%        N/A         N/A         N/A

        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:

                                                                      Other
                                                    Pension          Benefit
                                                      Plan            Plan
                                                 ---------------  --------------
       Year ending December 31,
               2012                                    $  1,192         $   597
               2013                                       1,353             646
               2014                                       1,562             701
               2015                                       1,707             772
               2016                                       1,853             847
               2017-2021                                 12,016           5,409

        Pension Plan

        Effective December 31, 2004, the Company approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit
        Pension Plan, which has the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the
        Pension Plan to the extent each participant is or becomes 100% vested in such accrued benefits.

        In 2011, 2010 and 2009, the Pension Plan recorded an actuarial loss of
        $8,220, $5,082 and $3,775, respectively, due to demographic experience, including assumption changes, and investment returns that vary from assumptions made during the prior year.

        For 2011 and 2010, the plan sponsor's weighted-average expected long-term rate of return on assets was 7.00%. In developing this assumption, the plan sponsor evaluated input from its third party pension plan asset managers, including their review of asset class return expectations and long-term inflation assumptions. The plan sponsor also considered its historical average return, which was in line with the expected long-term rate of return assumption for 2011.

        The Pension Plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:

                                                                2011
                                                               Target            2011            2010
Cash equivalents and fixed income securities                          65%              65%             63%
Mutual funds, hedge funds and other                                   35%              35%             37%
                                                           ---------------  ---------------  --------------

             Total                                                   100%             100%            100%
                                                           ===============  ===============  ==============

        It is the plan sponsor's policy to invest Pension Plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations investment strategies above. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. To achieve the desired returns, the plan assets are invested primarily in a variety of individual fixed income securities matched to the plan's liabilities as well as diversified equity portfolio comprised of assets that are expected to generate an excess return over the return associated with the plan. This equity portfolio is expected to achieve long-term returns similar to the return on equities with reduced volatility through the use of option overlay, geographic diversification and a focus on strategies with higher income generation capacity. The following table summarizes the valuation of the Company's Pension Plan assets carried at fair value as of December 31, 2011 and 2010 by asset class:

                                                                                December 31, 2011
                                             -------------------------------------------------------------------------------
                                               Quoted Prices        Significant
                                                 in Active             Other            Significant
                                                Markets for          Observable        Unobservable
                                              Identical Assets         Inputs             Inputs
                                                 (Level 1)           (Level 2)           (Level 3)             Total
                                             -------------------  -----------------  ------------------  -------------------

Cash equivalents (A)                                    $ 2,114                $ -                 $ -              $ 2,114
Fixed income securities (B)
Corporate debt instruments                                    -             23,966                   -               23,966
Foreign debt obligations                                      -              1,134                   -                1,134
Other governmental/municipal agencies                         -              2,312                   -                2,312
Equity-based investments:
   Mutual Funds (C )                                     15,160                  -                   -               15,160
Hedge Funds (D)                                               -                  -                 841                  841
                                             -------------------  -----------------  ------------------  -------------------

                                                       $ 17,274           $ 27,412               $ 841             $ 45,527
                                             ===================  =================  ==================  ===================

                                                                              December 31, 2010
                                             -------------------------------------------------------------------------------
                                               Quoted Prices        Significant
                                                 in Active             Other            Significant
                                                Markets for          Observable        Unobservable
                                              Identical Assets         Inputs             Inputs
                                                 (Level 1)           (Level 2)           (Level 3)             Total
                                             -------------------  -----------------  ------------------  -------------------

Cash equivalents (A)                                    $ 2,001                $ -                 $ -              $ 2,001
Fixed income securities (B)
U.S. Treasury                                                 -              6,736                   -                6,736
Other governmental/municipal agencies                         -              1,669                   -                1,669
Corporate debt instruments                                    -             11,619                   -               11,619
Foreign debt obligations                                      -                893                   -                  893
Equity securities - warrants (E)                              5                  -                   -                    5
Hedge Funds (D):
Equity securities                                             -                  -               7,751                7,751
Other                                                         -                  -                 413                  413
Distressed debt                                               -                  -                 147                  147
Multi-strategy                                                -                  -               5,149                5,149
                                             -------------------  -----------------  ------------------  -------------------

                                                        $ 2,006           $ 20,917            $ 13,460             $ 36,383
                                             ===================  =================  ==================  ===================

        (A)     Cash equivalents are held in a readily accessible money market fund. The fund is managed pursuant to regulations whereby the fund expects to maintain a stable value of $1.00 per share.

        (B)     Fixed income investments are generally based on quoted prices in active markets. When quoted prices are not available, fair value is determined based on valuation models that use inputs such as interest-rate yield curves, cross-currency basis index spreads and country-specific credit spreads similar to the bond in terms of issuer maturity and seniority.

        (C)     Mutual funds are registered investments that are priced at NAV at the end of each day. The funds that are invested in equities across a broad investment spectrum, including mid-cap, large cap, emerging and developed markets, liquid real estate and infrastructure.

        (D)     Hedge funds are primarily valued by each fund's administrator based upon the valuation of the underlying assets by applying methodologies as appropriate to the specific
                security/instrument. In 2011, substantially all investments held in hedge funds were liquidated and, accordingly, these
                investments are presented as a single asset class in 2011. Hedge fund investments include:

                Equity securities - investments across the capitalization and style spectrum. The investment manager can make investments in both U.S. and International equity securities. Other - assets in liquidation mode.

                Distressed debt - investments in various securities that are generally trading at material discounts relative to their par or face value as a result of either formal bankruptcy proceedings or financial market perception of near term proceedings.

                Multi-strategy - investments that identify attractive valuations across multiple markets, currencies and types of securities.

        (E)     The fair value of warrants is based on the underlying quoted prices in active markets for identical assets.

        The tables below set forth a summary of changes in the fair value of the
        Pension Plan's level 3 investment assets for the years ended December 31
        2011 and 2010:

                                                  Equity                           Distressed         Multi-
                                                Securities         Other              Debt           strategy           Total
                                              ---------------  ---------------   ---------------  ---------------   ---------------

Balance at January 1, 2011                           $ 7,751            $ 413             $ 147          $ 5,149          $ 13,460
Actual return on plan assets:
Held at end of the period                                  7                1               (12)              (1)               (5)
Sold during the period                                   210              (54)                -             (165)               (9)
Purchases, sales and settlements, net                 (7,586)             (73)              (47)          (4,899)          (12,605)
                                              ---------------  ---------------   ---------------  ---------------   ---------------

Balance at December 31, 2011                           $ 382            $ 287              $ 88             $ 84             $ 841
                                              ===============  ===============   ===============  ===============   ===============

                                                  Equity                           Distressed         Multi-
                                                Securities         Other              Debt           strategy           Total
                                              ---------------  ---------------   ---------------  ---------------   ---------------

Balance at January 1, 2010                           $ 8,750          $ 1,338             $ 814          $ 4,857          $ 15,759
Actual return on plan assets:
Held at end of the period                              1,466              177               105              750             2,498
Sold during the period                                  (227)               8                30               19              (170)
Purchases, sales and settlements, net                 (2,238)          (1,110)             (802)            (477)           (4,627)
                                              ---------------  ---------------   ---------------  ---------------   ---------------

Balance at December 31, 2010                         $ 7,751            $ 413             $ 147          $ 5,149          $ 13,460
                                              ===============  ===============   ===============  ===============   ===============

        Pension plan funding requirements for 2012 will be determined based upon actuarial requirements.

        The estimated amortization of net loss for the pension plan in 2012 is
        $2,449. The estimated 2012 net periodic benefit expense for the pension plan is $1,320. In 2012 a 50 basis point increase to the discount rate projected at 4.27% would result in net periodic cost of $607 and a 50 basis point decrease would result in net periodic cost of $2,127. In
        2012 a 50 basis point increase to the expected rate of return on assets projected at 7.00% would result in net periodic cost of $1,563 and a 50 basis point decrease would result in net periodic cost of $1,076.

        Other Benefit Plan

        In 2011, 2010 and 2009, the other benefit plan recorded an actuarial loss of $2,933, $1,854, and $592, respectively, due to assumption changes and demographic experience different from rates assumed during the prior year.

        For measurement purposes, a 9.00% annual rate of increase in the per capita cost of covered healthcare benefits was assumed for 2010. The rate was assumed to decrease gradually to 4.50% over a five year period, and remain level thereafter. For 2011, an 8.00% assumed annual rate of increase in the per capita cost of healthcare benefits gradually decreases to 4.20% by 2084.

        The estimated 2012 amortization of net loss and prior service cost for the Other Benefit Plan is $296. The estimated 2011 net periodic benefit expense for the Other Benefit Plan is $2,366.

        Employee stock ownership plan

        The Company participates in an Employee Stock Ownership Plan ("ESOP")
        sponsored by SEI covering certain full-time employees. Prior to 2010, the majority of SEI's stock was held in the Charles A. Sammons 1987
        Charitable Remainder Trust Number Two (the "CRT"). Prior to his death in
        1988, Charles A. Sammons, the founder of SEI, established the CRT. The death of his widow, Elaine D. Sammons, in January 2009, initiated the process of settling the CRT. In January 2010, the 7,664,402 shares of the SEI stock held by the CRT were transferred to the ESOP (the
        "Transfer") as unallocated shares, which completed the settlement of the
        CRT. As of December 31, 2010 the ESOP owns 99.99% of the outstanding stock of SEI.

        Subsequent to the Transfer and commencing in 2010, compensation expense continued to be recognized as shares to participants are committed to be released. In 2011 and 2010, the offset was recorded to paid-in capital in the balance sheet.

        Compensation expense of $13,301, $12,247 and $10,838 for 2011, 2010 and
        2009, respectively was recorded related to the ESOP.

16.     OTHER RELATED PARTY TRANSACTIONS

        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $7,940, $11,200 and $10,626 in 2011,
        2010 and 2009, respectively, related to these contracts.

        Guggenheim Partners Asset Management, Inc. ("Guggenheim") provides investment management services for the Company. During 2011, 2010 and
        2009, the Company incurred $24,764 , $23,674 and $16,750, respectively, for these investment management services. The fee is calculated based on the average fair value of invested assets under management multiplied by a contractual rate.

        Guggenheim is the general partner of the Fund, a private investment company and VIE. See Note 6 for further discussion of this VI.

        The Company holds a mortgage loan on the property of an indirect affiliate, The Grove Park Inn. The balance of the loan was $48,519 and
        $49,287 as of December 31, 2011 and 2010, respectively. The Company earned interest income on the loan of $3,675, $3,741 and $1,715 in 2011,
        2010 and 2009, respectively.

        The Company is also a party to two coinsurance agreements with a reinsurer that is a subsidiary of Guggenheim. The Company receives fees under a service contract that became effective December 2009 which covers specified accounting and financial reporting services. The service fees received were $355, $304 and $0 in 2011, 2010 and 2009, respectively. See Note 10 for further discussion of these transactions.

        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $516, $711 and $659 in 2011, 2010 and 2009, respectively, related to SSI sales.

17.     COMMITMENTS AND CONTINGENCIES

        The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits. The Company believes these claims and lawsuits, either individually or in aggregate, will not materially affect the Company's financial position or results of operations.

        At December 31, 2011, the Company had outstanding capital commitments to limited partnerships of $89,415.

        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2011, the Company had $37,149 of outstanding private placement bond funding commitments.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the consolidated financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

18.     SUBSEQUENT EVENTS

        The Company evaluated subsequent events through March 28, 2012 which is the date the consolidated financial statements were available to be issued. There were no subsequent event transactions that required disclosure in the consolidated financial statements.

Midland National Life Insurance Company
Separate Account C
Financial Statements
December 31, 2011 and 2010

Midland National Life Insurance Company
Separate Account C
Index
-------------------------------------------------------------------------------------------------------

                                                                                                 Page(s)

Report of Independent Registered Public Accounting Firm................................................1

Financial Statements

Statements of Assets and Liabilities, Operations and Changes in Net Assets.........................2-141

Notes to Financial Statements....................................................................142-168

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of Midland National Life Insurance
Company and Policyholders of the Midland National Life Insurance Company
Separate Account C:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of Midland National Life Insurance Company Separate Account C
(which includes the Fidelity Variable Insurance Products Fund I, the Fidelity
Variable Insurance Products Fund II, the Fidelity Variable Insurance Products
Fund III, the American Century Variable Portfolios, Inc., the MFS Variable
Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger Fund, the Calvert
Variable Series, Inc., the Invesco Variable Insurance Funds, the J.P. Morgan
Series Trust II, the Rydex Variable Trust, the ProFunds VP, the Van Eck Variable
Insurance Portfolio, the Janus Aspen Series, the PIMCO Variable Insurance Trust,
the Goldman Sachs Variable Insurance Trust, the Neuberger Berman Advisors
Management Trust, the Premier VIT, the Credit Suisse Trust, the Dreyfus Variable
Investment Fund, the Direxion Insurance Trust, the Invesco Van Kampen Variable
Insurance Funds, the Morgan Stanley Universal Institutional Funds, and the
Northern Lights Variable Trust subaccount thereof) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of Midland National Life
Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of the number of shares owned at December 31, 2011 by correspondence with the custodians, provide a reasonable basis for our opinion.

April 24, 2012

Midland National Life Insurance Company
Separate Account C
Accumulated Total for All Portfolios
------------------------------------------------------------------------------------------------------------------------

  Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                              Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                 Investment income:
     (cost $452,071,837)                    $ 445,318,700       Dividend income                             $  8,378,562
                                                                Capital gains distributions                    3,611,438
                                                                                                          ---------------
Liabilities                                             -
                                           ---------------
                                                                                                              11,990,000
                                                                                                          ---------------
Net assets                                  $ 445,318,700   Expenses:
                                           ---------------
                                                                Administrative expense                           268,181
                                                                Mortality and expense risk                     8,168,863
                                                                Contract maintenance charge                       84,527
                                                                                                          ---------------

                                                                                                               8,521,571
                                                                                                          ---------------

                                                            Net investment income                              3,468,429

                                                            Realized and change in unrealized gains
                                                              (losses) on investments
                                                                Net realized gains on investments              9,731,158
                                                                Change in net unrealized depreciation on
                                                                 investments                                 (34,438,416)
                                                                                                          ---------------

                                                            Net decrease in net assets resulting from
                                                             operations                                    $ (21,238,829)
                                                                                                          ---------------

-------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                             2011              2010

Net assets at beginning of year                                                          $ 518,873,332     $ 497,289,491

Net (decrease) increase in net assets resulting from operations                            (21,238,829)       46,889,114

Capital shares transactions
   Net premiums                                                                             27,878,247        43,553,040
   Transfers of policy loans                                                                   (77,265)          (80,412)
   Transfers of surrenders                                                                 (49,475,341)      (37,034,481)
   Transfers of death benefits                                                              (4,611,985)       (5,453,828)
   Transfers of other terminations                                                         (18,557,407)      (19,747,458)
   Interfund and net transfers to general account                                           (7,472,052)       (6,542,134)
                                                                                        ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (52,315,803)      (25,305,273)
                                                                                        ---------------   ---------------

Total (decrease) increase in net assets                                                    (73,554,632)       21,583,841
                                                                                        ---------------   ---------------

Net assets at end of year                                                                $ 445,318,700     $ 518,873,332
                                                                                        ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     2

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund I Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     18,551,744 shares (cost $18,551,744)   $  18,551,744      Dividend income                              $    25,023
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 25,023
                                                                                                         ---------------
Net assets                                  $  18,551,744  Expenses:
                                          ----------------
                                                               Administrative expense                            10,386
                                                               Mortality and expense risk                       392,152
                                                               Contract maintenance charge                        2,392
                                                                                                         ---------------

                                                                                                                404,930
                                                                                                         ---------------

                                                           Net investment loss                                 (379,907)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                          -
                                                           Change in net unrealized appreciation on
                                                                investments                                           -
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (379,907)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  21,577,234     $  19,608,907

Net decrease in net assets resulting from operations                                         (379,907)         (291,832)

Capital shares transactions
   Net premiums                                                                             1,906,552         6,098,535
   Transfers of policy loans                                                                   15,649            13,389
   Transfers of surrenders                                                                 (8,088,698)       (2,522,972)
   Transfers of death benefits                                                               (189,533)         (396,546)
   Transfers of other terminations                                                         (1,425,955)       (1,409,934)
   Interfund and net transfers from general account                                         5,136,402           477,687
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (2,645,583)        2,260,159
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (3,025,490)        1,968,327
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  18,551,744     $  21,577,234
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     3

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund I High Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     6,391,631 shares (cost $35,238,669)    $  33,676,891      Dividend income                             $  1,950,646
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                              1,950,646
                                                                                                         ---------------
Net assets                                  $  33,676,891  Expenses:
                                          ----------------
                                                               Administrative expense                             5,697
                                                               Mortality and expense risk                       297,530
                                                               Contract maintenance charge                        1,556
                                                                                                         ---------------

                                                                                                                304,783
                                                                                                         ---------------

                                                           Net investment income                              1,645,863

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    646,645
                                                           Change in net unrealized depreciation on
                                                                investments                                  (1,553,270)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    739,238
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  29,229,531     $  24,085,137

Net increase in net assets resulting from operations                                          739,238         2,351,097

Capital shares transactions
   Net premiums                                                                               481,179         2,402,095
   Transfers of policy loans                                                                     (202)           (1,212)
   Transfers of surrenders                                                                   (839,881)         (851,496)
   Transfers of death benefits                                                                (81,211)         (880,914)
   Transfers of other terminations                                                           (709,612)         (908,329)
   Interfund and net transfers from general account                                         4,857,849         3,033,153
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                             3,708,122         2,793,297
                                                                                       ---------------   ---------------

Total increase in net assets                                                                4,447,360         5,144,394
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  33,676,891     $  29,229,531
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     4

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     716,005 shares (cost $13,604,377)      $  13,262,783      Dividend income                             $    301,103
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                301,103
                                                                                                         ---------------
Net assets                                  $  13,262,783  Expenses:
                                          ----------------
                                                               Administrative expense                            11,688
                                                               Mortality and expense risk                       182,168
                                                               Contract maintenance charge                        5,975
                                                                                                         ---------------

                                                                                                                199,831
                                                                                                         ---------------

                                                           Net investment income                                101,272

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    357,302
                                                           Change in net unrealized depreciation on
                                                                investments                                    (523,118)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (64,544)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  14,115,630     $  12,618,276

Net (decrease) increase in net assets resulting from operations                               (64,544)        1,657,479

Capital shares transactions
   Net premiums                                                                               693,162         1,047,111
   Transfers of policy loans                                                                   (7,590)           (3,213)
   Transfers of surrenders                                                                 (1,216,603)       (1,116,860)
   Transfers of death benefits                                                               (198,268)         (126,534)
   Transfers of other terminations                                                           (411,391)         (351,775)
   Interfund and net transfers from general account                                           352,387           391,146
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (788,303)         (160,125)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (852,847)        1,497,354
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  13,262,783     $  14,115,630
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     5

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund I Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     173,035 shares (cost $6,102,123)        $  6,376,464      Dividend income                              $    23,038
                                                               Capital gains distributions                       25,653
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 48,691
                                                                                                         ---------------
Net assets                                   $  6,376,464  Expenses:
                                          ----------------
                                                               Administrative expense                            10,156
                                                               Mortality and expense risk                        97,134
                                                               Contract maintenance charge                       10,577
                                                                                                         ---------------

                                                                                                                117,867
                                                                                                         ---------------

                                                           Net investment loss                                  (69,176)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (20,552)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (273,913)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (363,641)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  8,060,444      $  7,956,046

Net (decrease) increase in net assets resulting from operations                              (363,641)        1,487,217

Capital shares transactions
   Net premiums                                                                               133,212           160,206
   Transfers of policy loans                                                                   (1,124)             (840)
   Transfers of surrenders                                                                 (1,042,599)       (1,039,231)
   Transfers of death benefits                                                               (154,900)          (45,621)
   Transfers of other terminations                                                           (179,599)         (223,734)
   Interfund and net transfers to general account                                             (75,329)         (233,599)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,320,339)       (1,382,819)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,683,980)          104,398
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  6,376,464      $  8,060,444
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     6

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund I Overseas Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     648,863 shares (cost $10,238,586)       $  8,786,232      Dividend income                                $ 124,791
                                                               Capital gains distributions                       21,875
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                146,666
                                                                                                         ---------------
Net assets                                   $  8,786,232  Expenses:
                                          ----------------
                                                               Administrative expense                             6,934
                                                               Mortality and expense risk                       159,354
                                                               Contract maintenance charge                        2,234
                                                                                                         ---------------

                                                                                                                168,522
                                                                                                         ---------------

                                                           Net investment loss                                  (21,856)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (219,699)
                                                           Change in net unrealized depreciation on
                                                                investments                                  (2,304,260)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                    $  (2,545,815)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  12,016,775     $  11,518,915

Net (decrease) increase in net assets resulting from operations                            (2,545,815)        1,300,840

Capital shares transactions
   Net premiums                                                                               769,938         1,231,237
   Transfers of policy loans                                                                   (8,382)           (2,826)
   Transfers of surrenders                                                                   (718,463)         (699,250)
   Transfers of death benefits                                                               (157,494)         (104,357)
   Transfers of other terminations                                                           (381,917)         (326,770)
   Interfund and net transfers to general account                                            (188,410)         (901,014)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (684,728)         (802,980)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (3,230,543)          497,860
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  8,786,232     $  12,016,775
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     7

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund I Mid Cap Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     223,150 shares (cost $6,761,273)        $  6,434,527      Dividend income                              $    10,164
                                                               Capital gains distributions                       12,226
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 22,390
                                                                                                         ---------------
Net assets                                   $  6,434,527  Expenses:
                                          ----------------
                                                               Administrative expense                             7,344
                                                               Mortality and expense risk                       113,073
                                                               Contract maintenance charge                        3,256
                                                                                                         ---------------

                                                                                                                123,673
                                                                                                         ---------------

                                                           Net investment loss                                 (101,283)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    485,117
                                                           Change in net unrealized depreciation on
                                                                investments                                  (1,320,489)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (936,655)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  10,085,091      $  7,290,350

Net (decrease) increase in net assets resulting from operations                              (936,655)        2,506,906

Capital shares transactions
   Net premiums                                                                               272,039           510,455
   Transfers of policy loans                                                                      784            (3,509)
   Transfers of surrenders                                                                   (898,292)         (625,233)
   Transfers of death benefits                                                                (24,759)          (59,174)
   Transfers of other terminations                                                           (312,974)         (277,590)
   Interfund and net transfers (to) from general account                                   (1,750,707)          742,886
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (2,713,909)          287,835
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (3,650,564)        2,794,741
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  6,434,527     $  10,085,091
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     8

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     108,455 shares (cost $1,539,071)        $  1,490,922      Dividend income                                 $ 29,935
                                                               Capital gains distributions                        7,584
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 37,519
                                                                                                         ---------------
Net assets                                   $  1,490,922  Expenses:
                                          ----------------
                                                               Administrative expense                             2,062
                                                               Mortality and expense risk                        22,001
                                                               Contract maintenance charge                        1,883
                                                                                                         ---------------

                                                                                                                 25,946
                                                                                                         ---------------

                                                           Net investment income                                 11,573

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     27,455
                                                           Change in net unrealized depreciation on
                                                                investments                                    (105,231)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (66,203)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,701,867      $  2,168,447

Net (decrease) increase in net assets resulting from operations                               (66,203)          204,256

Capital shares transactions
   Net premiums                                                                               205,007             3,653
   Transfers of policy loans                                                                     (136)               30
   Transfers of surrenders                                                                   (192,192)         (291,695)
   Transfers of death benefits                                                                (28,196)                -
   Transfers of other terminations                                                            (47,207)         (104,830)
   Interfund and net transfers to general account                                             (82,018)         (277,994)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (144,742)         (670,836)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (210,945)         (466,580)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,490,922      $  1,701,867
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     9

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     626,274 shares (cost $8,013,565)        $  8,039,276      Dividend income                             $    335,496
                                                               Capital gains distributions                      255,094
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                590,590
                                                                                                         ---------------
Net assets                                   $  8,039,276  Expenses:
                                          ----------------
                                                               Administrative expense                             7,581
                                                               Mortality and expense risk                       131,160
                                                               Contract maintenance charge                        2,542
                                                                                                         ---------------

                                                                                                                141,283
                                                                                                         ---------------

                                                           Net investment income                                449,307

                                                           Realized and change in unrealized gains
                                                             on investments
                                                           Net realized gains on investments                     15,401
                                                           Change in net unrealized appreciation on
                                                                investments                                       7,777
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    472,485
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  9,194,859      $  9,061,004

Net increase in net assets resulting from operations                                          472,485           682,746

Capital shares transactions
   Net premiums                                                                               694,696           632,538
   Transfers of policy loans                                                                       64            (4,377)
   Transfers of surrenders                                                                 (1,010,099)       (1,038,863)
   Transfers of death benefits                                                                (80,781)          (48,362)
   Transfers of other terminations                                                           (431,545)         (717,189)
   Interfund and net transfers (to) from general account                                     (800,403)          627,362
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,628,068)         (548,891)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,155,583)          133,855
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  8,039,276      $  9,194,859
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     10

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     160,112 shares (cost $19,432,955)      $  20,589,498      Dividend income                             $    381,989
                                                               Capital gains distributions                      576,049
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                958,038
                                                                                                         ---------------
Net assets                                  $  20,589,498  Expenses:
                                          ----------------
                                                               Administrative expense                            17,899
                                                               Mortality and expense risk                       324,327
                                                               Contract maintenance charge                       11,118
                                                                                                         ---------------

                                                                                                                353,344
                                                                                                         ---------------

                                                           Net investment income                                604,694

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (40,472)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (449,952)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    114,270
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  24,749,932     $  24,814,080

Net increase in net assets resulting from operations                                          114,270         2,870,812
Capital shares transactions
   Net premiums                                                                             1,447,656         1,688,812
   Transfers of policy loans                                                                  (14,267)            1,703
   Transfers of surrenders                                                                 (2,122,352)       (2,152,382)
   Transfers of death benefits                                                               (350,972)         (277,891)
   Transfers of other terminations                                                           (767,003)         (676,571)
   Interfund and net transfers to general account                                          (2,467,766)       (1,518,631)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (4,274,704)       (2,934,960)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (4,160,434)          (64,148)
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  20,589,498     $  24,749,932
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     11

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     753,865 shares (cost $18,929,104)      $  17,234,641      Dividend income                             $    168,407
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                168,407
                                                                                                         ---------------
Net assets                                  $  17,234,641  Expenses:
                                          ----------------
                                                               Administrative expense                            20,065
                                                               Mortality and expense risk                       259,096
                                                               Contract maintenance charge                       10,343
                                                                                                         ---------------

                                                                                                                289,504
                                                                                                         ---------------

                                                           Net investment loss                                 (121,097)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (290,650)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (374,035)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (785,782)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  20,075,700     $  20,217,408

Net (decrease) increase in net assets resulting from operations                              (785,782)        2,675,632

Capital shares transactions
   Net premiums                                                                               618,131           792,141
   Transfers of policy loans                                                                   (3,674)            2,806
   Transfers of surrenders                                                                 (1,301,197)       (1,926,940)
   Transfers of death benefits                                                                (68,144)         (149,508)
   Transfers of other terminations                                                           (558,230)         (617,155)
   Interfund and net transfers to general account                                            (742,163)         (918,684)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (2,055,277)       (2,817,340)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (2,841,059)         (141,708)
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  17,234,641     $  20,075,700
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     12

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     70,557 shares (cost $884,831)           $    940,831      Dividend income                              $    16,349
                                                               Capital gains distributions                        2,003
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 18,352
                                                                                                         ---------------
Net assets                                   $    940,831  Expenses:
                                          ----------------
                                                               Administrative expense                             1,571
                                                               Mortality and expense risk                        14,007
                                                               Contract maintenance charge                        1,300
                                                                                                         ---------------

                                                                                                                 16,878
                                                                                                         ---------------

                                                           Net investment income                                  1,474

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     37,838
                                                           Change in net unrealized depreciation on
                                                                investments                                    (117,551)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (78,239)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,174,249      $  1,408,607

Net (decrease) increase in net assets resulting from operations                               (78,239)          143,215

Capital shares transactions
   Net premiums                                                                                33,420            27,935
   Transfers of policy loans                                                                     (673)             (638)
   Transfers of surrenders                                                                   (114,284)         (107,838)
   Transfers of death benefits                                                                 (1,273)           (7,513)
   Transfers of other terminations                                                            (56,411)          (39,126)
   Interfund and net transfers to general account                                             (15,958)         (250,393)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (155,179)         (377,573)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (233,418)         (234,358)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    940,831      $  1,174,249
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     13

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund III Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     237,002 shares (cost $3,329,574)        $  3,439,144      Dividend income                              $    56,089
                                                               Capital gains distributions                        9,749
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 65,838
                                                                                                         ---------------
Net assets                                   $  3,439,144  Expenses:
                                          ----------------
                                                               Administrative expense                             3,071
                                                               Mortality and expense risk                        51,429
                                                               Contract maintenance charge                        1,457
                                                                                                         ---------------

                                                                                                                 55,957
                                                                                                         ---------------

                                                           Net investment income                                  9,881

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     79,754
                                                           Change in net unrealized depreciation on
                                                                investments                                    (271,691)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (182,056)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,173,267      $  3,433,604

Net (decrease) increase in net assets resulting from operations                              (182,056)          566,654

Capital shares transactions
   Net premiums                                                                               506,486           517,395
   Transfers of policy loans                                                                      323            (1,887)
   Transfers of surrenders                                                                   (323,033)         (211,591)
   Transfers of death benefits                                                                (28,756)          (29,934)
   Transfers of other terminations                                                           (100,242)         (136,238)
   Interfund and net transfers (to) from general account                                     (606,845)           35,264
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (552,067)          173,009
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (734,123)          739,663
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  3,439,144      $  4,173,267
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     14

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     246,091 shares (cost $3,174,148)        $  3,074,009      Dividend income                              $    36,085
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 36,085
                                                                                                         ---------------
Net assets                                   $  3,074,009  Expenses:
                                          ----------------
                                                               Administrative expense                             2,715
                                                               Mortality and expense risk                        28,170
                                                               Contract maintenance charge                        2,619
                                                                                                         ---------------

                                                                                                                 33,504
                                                                                                         ---------------

                                                           Net investment income                                  2,581

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (49,147)
                                                           Change in net unrealized appreciation on
                                                                investments                                      45,754
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $      (812)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  2,325,706      $  2,616,283

Net (decrease) increase in net assets resulting from operations                                  (812)          277,798

Capital shares transactions
   Net premiums                                                                                93,424            53,981
   Transfers of policy loans                                                                     (278)              867
   Transfers of surrenders                                                                   (168,676)         (428,751)
   Transfers of death benefits                                                                (15,062)          (46,518)
   Transfers of other terminations                                                            (77,384)         (104,091)
   Interfund and net transfers from (to) general account                                      917,091           (43,863)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    749,115          (568,375)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       748,303          (290,577)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  3,074,009      $  2,325,706
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     15

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     104,768 shares (cost $1,778,162)        $  1,912,227      Dividend income                              $     2,380
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  2,380
                                                                                                         ---------------
Net assets                                   $  1,912,227  Expenses:
                                          ----------------
                                                               Administrative expense                             2,560
                                                               Mortality and expense risk                        27,179
                                                               Contract maintenance charge                        1,992
                                                                                                         ---------------

                                                                                                                 31,731
                                                                                                         ---------------

                                                           Net investment loss                                  (29,351)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    279,029
                                                           Change in net unrealized depreciation on
                                                                investments                                    (189,065)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    60,613
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  3,475,300      $  1,675,468

Net increase in net assets resulting from operations                                           60,613           293,382

Capital shares transactions
   Net premiums                                                                                54,351            96,338
   Transfers of policy loans                                                                       31               (56)
   Transfers of surrenders                                                                   (142,579)         (200,675)
   Transfers of death benefits                                                                      -           (10,761)
   Transfers of other terminations                                                            (69,375)          (50,932)
   Interfund and net transfers (to) from general account                                   (1,466,114)        1,672,536
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,623,686)        1,506,450
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,563,073)        1,799,832
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,912,227      $  3,475,300
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     16

Midland National Life Insurance Company
Separate Account C
Fidelity Variable Insurance Products Fund III Value Strategies Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     89,570 shares (cost $838,581)           $    790,907      Dividend income                              $     6,486
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  6,486
                                                                                                         ---------------
Net assets                                   $    790,907  Expenses:
                                          ----------------
                                                               Administrative expense                               369
                                                               Mortality and expense risk                        17,280
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 17,649
                                                                                                         ---------------

                                                           Net investment loss                                  (11,163)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    230,831
                                                           Change in net unrealized depreciation on
                                                                investments                                    (224,702)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (5,034)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  2,786,365      $  1,505,118

Net (decrease) increase in net assets resulting from operations                                (5,034)          147,561

Capital shares transactions
   Net premiums                                                                                33,863            62,031
   Transfers of policy loans                                                                   (1,827)             (811)
   Transfers of surrenders                                                                    (33,808)          (75,290)
   Transfers of death benefits                                                                 (1,438)          (27,176)
   Transfers of other terminations                                                            (65,371)          (65,407)
   Interfund and net transfers (to) from general account                                   (1,921,843)        1,240,339
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,990,424)        1,133,686
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,995,458)        1,281,247
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    790,907      $  2,786,365
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     17

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Balanced Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     330,162 shares (cost $2,034,976)        $  2,149,355      Dividend income                              $    41,408
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 41,408
                                                                                                         ---------------
Net assets                                   $  2,149,355  Expenses:
                                          ----------------
                                                               Administrative expense                               880
                                                               Mortality and expense risk                        30,038
                                                               Contract maintenance charge                          429
                                                                                                         ---------------

                                                                                                                 31,347
                                                                                                         ---------------

                                                           Net investment income                                 10,061

                                                           Realized and change in unrealized gains
                                                             on investments
                                                           Net realized gains on investments                     20,582
                                                           Change in net unrealized appreciation on
                                                                investments                                      54,512
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    85,155
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  2,186,351      $  1,995,242

Net increase in net assets resulting from operations                                           85,155           202,476

Capital shares transactions
   Net premiums                                                                                76,456           242,475
   Transfers of policy loans                                                                       94                91
   Transfers of surrenders                                                                    (99,766)         (191,127)
   Transfers of death benefits                                                                (19,061)          (36,918)
   Transfers of other terminations                                                            (72,864)          (57,682)
   Interfund and net transfers (to) from general account                                       (7,010)           31,794
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (122,151)          (11,367)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                       (36,996)          191,109
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,149,355      $  2,186,351
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     18

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     198,059 shares (cost $2,585,774)        $  2,618,337      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $  2,618,337  Expenses:
                                          ----------------
                                                               Administrative expense                             3,073
                                                               Mortality and expense risk                        43,420
                                                               Contract maintenance charge                        1,593
                                                                                                         ---------------

                                                                                                                 48,086
                                                                                                         ---------------

                                                           Net investment loss                                  (48,086)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    513,196
                                                           Change in net unrealized depreciation on
                                                                investments                                    (634,347)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (169,237)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  5,009,357      $  2,759,551

Net (decrease) increase in net assets resulting from operations                              (169,237)        1,434,775

Capital shares transactions
   Net premiums                                                                               161,315           295,279
   Transfers of policy loans                                                                       47                23
   Transfers of surrenders                                                                   (249,321)         (261,922)
   Transfers of death benefits                                                                   (811)          (73,882)
   Transfers of other terminations                                                           (159,939)         (149,245)
   Interfund and net transfers (to) from general account                                   (1,973,074)        1,004,778
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (2,221,783)          815,031
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (2,391,020)        2,249,806
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,618,337      $  5,009,357
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     19

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. International Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     900,104 shares (cost $7,123,521)        $  6,681,840      Dividend income                             $    108,065
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                108,065
                                                                                                         ---------------
Net assets                                   $  6,681,840  Expenses:
                                          ----------------
                                                               Administrative expense                             6,846
                                                               Mortality and expense risk                       115,832
                                                               Contract maintenance charge                        2,005
                                                                                                         ---------------

                                                                                                                124,683
                                                                                                         ---------------

                                                           Net investment loss                                  (16,618)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    585,926
                                                           Change in net unrealized depreciation on
                                                                investments                                  (1,591,796)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                    $  (1,022,488)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  9,593,411     $  10,987,454

Net (decrease) increase in net assets resulting from operations                            (1,022,488)        1,161,802

Capital shares transactions
   Net premiums                                                                               155,955           176,283
   Transfers of policy loans                                                                     (701)           (2,387)
   Transfers of surrenders                                                                   (898,044)       (1,078,728)
   Transfers of death benefits                                                               (130,476)         (104,403)
   Transfers of other terminations                                                           (362,492)         (404,473)
   Interfund and net transfers to general account                                            (653,325)       (1,142,137)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,889,083)       (2,555,845)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (2,911,571)       (1,394,043)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  6,681,840      $  9,593,411
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     20

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Value Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,788,664 shares (cost $10,218,274)    $  10,374,251      Dividend income                             $    213,675
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                213,675
                                                                                                         ---------------
Net assets                                  $  10,374,251  Expenses:
                                          ----------------
                                                               Administrative expense                             7,731
                                                               Mortality and expense risk                       161,992
                                                               Contract maintenance charge                        2,010
                                                                                                         ---------------

                                                                                                                171,733
                                                                                                         ---------------

                                                           Net investment income                                 41,942

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                  (499,553)
                                                           Change in net unrealized appreciation on
                                                                investments                                     364,570
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (93,041)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  12,210,338     $  13,211,320

Net (decrease) increase in net assets resulting from operations                               (93,041)        1,245,287

Capital shares transactions
   Net premiums                                                                               547,907           624,667
   Transfers of policy loans                                                                   (4,941)           (2,616)
   Transfers of surrenders                                                                 (1,064,810)       (1,345,936)
   Transfers of death benefits                                                               (161,565)         (182,946)
   Transfers of other terminations                                                           (435,145)         (461,398)
   Interfund and net transfers to general account                                            (624,492)         (878,040)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,743,046)       (2,246,269)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,836,087)       (1,000,982)
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  10,374,251     $  12,210,338
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     21

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Income & Growth Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     248,095 shares (cost $1,575,833)        $  1,523,306      Dividend income                              $    18,547
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 18,547
                                                                                                         ---------------
Net assets                                   $  1,523,306  Expenses:
                                          ----------------
                                                               Administrative expense                             1,287
                                                               Mortality and expense risk                        20,654
                                                               Contract maintenance charge                          682
                                                                                                         ---------------

                                                                                                                 22,623
                                                                                                         ---------------

                                                           Net investment loss                                   (4,076)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (25,175)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (1,661)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (30,912)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,207,242      $    991,592

Net (decrease) increase in net assets resulting from operations                               (30,912)          131,592

Capital shares transactions
   Net premiums                                                                                52,194            49,177
   Transfers of policy loans                                                                   (1,271)            1,194
   Transfers of surrenders                                                                    (96,528)          (96,320)
   Transfers of death benefits                                                                (22,086)          (36,640)
   Transfers of other terminations                                                            (26,938)          (17,733)
   Interfund and net transfers from general account                                           441,605           184,380
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               346,976            84,058
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  316,064           215,650
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,523,306      $  1,207,242
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     22

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Inflation Protection Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     958,899 shares (cost $10,941,603)      $  11,267,059      Dividend income                             $    541,058
                                                               Capital gains distributions                      237,369
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                778,427
                                                                                                         ---------------
Net assets                                  $  11,267,059  Expenses:
                                          ----------------
                                                               Administrative expense                             3,791
                                                               Mortality and expense risk                       181,754
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                185,545
                                                                                                         ---------------

                                                           Net investment income                                592,882

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    753,928
                                                           Change in net unrealized depreciation on
                                                                investments                                    (220,178)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $  1,126,632
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  9,396,861      $  8,066,463

Net increase in net assets resulting from operations                                        1,126,632           311,571

Capital shares transactions
   Net premiums                                                                             1,835,641         1,182,796
   Transfers of policy loans                                                                   (5,973)           (3,772)
   Transfers of surrenders                                                                 (1,017,955)         (486,726)
   Transfers of death benefits                                                               (193,252)          (75,744)
   Transfers of other terminations                                                           (461,176)         (308,992)
   Interfund and net transfers from general account                                           586,281           711,265
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               743,566         1,018,827
                                                                                       ---------------   ---------------

Total increase in net assets                                                                1,870,198         1,330,398
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  11,267,059      $  9,396,861
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     23

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Large Company Value Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     161,764 shares (cost $1,495,745)        $  1,514,112      Dividend income                              $     6,969
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  6,969
                                                                                                         ---------------
Net assets                                   $  1,514,112  Expenses:
                                          ----------------
                                                               Administrative expense                               264
                                                               Mortality and expense risk                         8,676
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  8,940
                                                                                                         ---------------

                                                           Net investment loss                                   (1,971)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     15,960
                                                           Change in net unrealized depreciation on
                                                                investments                                     (15,203)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (1,214)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    440,167      $    320,721

Net (decrease) increase in net assets resulting from operations                                (1,214)           35,293

Capital shares transactions
   Net premiums                                                                                19,792            35,490
   Transfers of policy loans                                                                       98                 -
   Transfers of surrenders                                                                     (4,918)          (37,357)
   Transfers of death benefits                                                                 (1,133)          (10,000)
   Transfers of other terminations                                                             (7,614)           (3,881)
   Interfund and net transfers from general account                                         1,068,934            99,901
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                             1,075,159            84,153
                                                                                       ---------------   ---------------

Total increase in net assets                                                                1,073,945           119,446
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,514,112      $    440,167
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     24

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     58,314 shares (cost $760,781)           $    787,233      Dividend income                              $     8,122
                                                               Capital gains distributions                       17,677
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 25,799
                                                                                                         ---------------
Net assets                                   $    787,233  Expenses:
                                          ----------------
                                                               Administrative expense                               192
                                                               Mortality and expense risk                        11,959
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 12,151
                                                                                                         ---------------

                                                           Net investment income                                 13,648

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     17,925
                                                           Change in net unrealized depreciation on
                                                                investments                                     (49,493)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (17,920)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    546,124      $    474,488

Net (decrease) increase in net assets resulting from operations                               (17,920)           73,518

Capital shares transactions
   Net premiums                                                                               137,776            25,895
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (25,273)          (40,382)
   Transfers of death benefits                                                                      -            (5,881)
   Transfers of other terminations                                                            (13,860)         (119,980)
   Interfund and net transfers from general account                                           160,386           138,466
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    259,029            (1,882)
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  241,109            71,636
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    787,233      $    546,124
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     25

Midland National Life Insurance Company
Separate Account C
American Century Variable Portfolios, Inc. Ultra Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     39,406 shares (cost $375,215)           $    368,838      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    368,838  Expenses:
                                          ----------------
                                                               Administrative expense                               159
                                                               Mortality and expense risk                        28,356
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 28,515
                                                                                                         ---------------

                                                           Net investment loss                                  (28,515)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (44,924)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (223,976)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (297,415)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,402,342      $  4,260,026

Net (decrease) increase in net assets resulting from operations                              (297,415)          259,239

Capital shares transactions
   Net premiums                                                                                24,926             6,956
   Transfers of policy loans                                                                       29                 -
   Transfers of surrenders                                                                   (108,659)          (30,065)
   Transfers of death benefits                                                                      -           (11,439)
   Transfers of other terminations                                                            (17,380)           (9,725)
   Interfund and net transfers to general account                                            (635,005)       (3,072,650)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (736,089)       (3,116,923)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,033,504)       (2,857,684)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    368,838      $  1,402,342
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     26

Midland National Life Insurance Company
Separate Account C
MFS Variable Insurance Trust Research Series
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     32,119 shares (cost $491,481)           $    602,812      Dividend income                              $     5,510
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  5,510
                                                                                                         ---------------
Net assets                                   $    602,812  Expenses:
                                          ----------------
                                                               Administrative expense                               928
                                                               Mortality and expense risk                         8,265
                                                               Contract maintenance charge                          949
                                                                                                         ---------------

                                                                                                                 10,142
                                                                                                         ---------------

                                                           Net investment loss                                   (4,632)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     23,172
                                                           Change in net unrealized depreciation on
                                                                investments                                     (30,927)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (12,387)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    690,199      $    704,512

Net (decrease) increase in net assets resulting from operations                               (12,387)           86,671

Capital shares transactions
   Net premiums                                                                                 3,142            10,454
   Transfers of policy loans                                                                       88               256
   Transfers of surrenders                                                                    (58,125)          (80,801)
   Transfers of death benefits                                                                      -            (6,702)
   Transfers of other terminations                                                            (18,433)          (22,865)
   Interfund and net transfers to general account                                              (1,672)           (1,326)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (75,000)         (100,984)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (87,387)          (14,313)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    602,812      $    690,199
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     27

Midland National Life Insurance Company
Separate Account C
MFS Variable Insurance Trust Growth Series
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     52,561 shares (cost $1,034,012)         $  1,287,890      Dividend income                              $     2,387
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  2,387
                                                                                                         ---------------
Net assets                                   $  1,287,890  Expenses:
                                          ----------------
                                                               Administrative expense                             2,122
                                                               Mortality and expense risk                        19,057
                                                               Contract maintenance charge                        2,152
                                                                                                         ---------------

                                                                                                                 23,331
                                                                                                         ---------------

                                                           Net investment loss                                  (20,944)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    134,099
                                                           Change in net unrealized depreciation on
                                                                investments                                    (143,054)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (29,899)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,606,866      $  1,736,135

Net (decrease) increase in net assets resulting from operations                               (29,899)          189,577

Capital shares transactions
   Net premiums                                                                                15,304            61,549
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (183,207)         (224,260)
   Transfers of death benefits                                                                (14,517)          (12,276)
   Transfers of other terminations                                                            (34,607)          (29,638)
   Interfund and net transfers to general account                                             (72,050)         (114,221)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (289,077)         (318,846)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (318,976)         (129,269)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,287,890      $  1,606,866
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     28

Midland National Life Insurance Company
Separate Account C
MFS Variable Insurance Trust Investors Trust Series
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     14,764 shares (cost $268,504)           $    286,314      Dividend income                              $     3,290
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  3,290
                                                                                                         ---------------
Net assets                                   $    286,314  Expenses:
                                          ----------------
                                                               Administrative expense                               428
                                                               Mortality and expense risk                         4,516
                                                               Contract maintenance charge                          344
                                                                                                         ---------------

                                                                                                                  5,288
                                                                                                         ---------------

                                                           Net investment loss                                   (1,998)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     14,809
                                                           Change in net unrealized depreciation on
                                                                investments                                     (28,151)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (15,340)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    417,969      $    484,098

Net (decrease) increase in net assets resulting from operations                               (15,340)           39,628

Capital shares transactions
   Net premiums                                                                                 2,181               464
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (57,729)          (92,795)
   Transfers of death benefits                                                                      -            (6,806)
   Transfers of other terminations                                                             (8,863)           (8,970)
   Interfund and net transfers (to) from general account                                      (51,904)            2,350
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (116,315)         (105,757)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (131,655)          (66,129)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    286,314      $    417,969
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     29

Midland National Life Insurance Company
Separate Account C
MFS Variable Insurance Trust New Discovery Series
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     175,352 shares (cost $2,753,469)        $  2,477,406      Dividend income                               $        -
                                                               Capital gains distributions                      334,696
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                334,696
                                                                                                         ---------------
Net assets                                   $  2,477,406  Expenses:
                                          ----------------
                                                               Administrative expense                             3,988
                                                               Mortality and expense risk                        54,476
                                                               Contract maintenance charge                        1,771
                                                                                                         ---------------

                                                                                                                 60,235
                                                                                                         ---------------

                                                           Net investment income                                274,461

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    865,973
                                                           Change in net unrealized depreciation on
                                                                investments                                  (1,165,656)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (25,222)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,715,606      $  2,730,531

Net (decrease) increase in net assets resulting from operations                               (25,222)          913,517

Capital shares transactions
   Net premiums                                                                               246,341           129,565
   Transfers of policy loans                                                                      344                42
   Transfers of surrenders                                                                   (531,085)         (258,909)
   Transfers of death benefits                                                                (43,714)          (23,958)
   Transfers of other terminations                                                           (164,156)         (121,748)
   Interfund and net transfers (to) from general account                                   (1,720,708)        1,346,566
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (2,212,978)        1,071,558
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (2,238,200)        1,985,075
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,477,406      $  4,715,606
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     30

Midland National Life Insurance Company
Separate Account C
Lord Abbett Series Fund, Inc. Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     104,911 shares (cost $2,542,357)        $  2,323,787      Dividend income                              $    18,195
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 18,195
                                                                                                         ---------------
Net assets                                   $  2,323,787  Expenses:
                                          ----------------
                                                               Administrative expense                             3,135
                                                               Mortality and expense risk                        38,244
                                                               Contract maintenance charge                        1,840
                                                                                                         ---------------

                                                                                                                 43,219
                                                                                                         ---------------

                                                           Net investment loss                                  (25,024)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    148,884
                                                           Change in net unrealized depreciation on
                                                                investments                                    (332,696)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (208,836)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  3,717,230      $  4,188,450

Net (decrease) increase in net assets resulting from operations                              (208,836)          524,327

Capital shares transactions
   Net premiums                                                                                46,691           155,560
   Transfers of policy loans                                                                      188               176
   Transfers of surrenders                                                                   (776,899)         (683,737)
   Transfers of death benefits                                                                (21,839)          (15,531)
   Transfers of other terminations                                                           (170,360)         (204,058)
   Interfund and net transfers to general account                                            (262,388)         (247,957)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,184,607)         (995,547)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,393,443)         (471,220)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,323,787      $  3,717,230
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     31

Midland National Life Insurance Company
Separate Account C
Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     366,902 shares (cost $5,881,348)        $  5,819,068      Dividend income                              $    12,994
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 12,994
                                                                                                         ---------------
Net assets                                   $  5,819,068  Expenses:
                                          ----------------
                                                               Administrative expense                             6,460
                                                               Mortality and expense risk                        94,148
                                                               Contract maintenance charge                        2,284
                                                                                                         ---------------

                                                                                                                102,892
                                                                                                         ---------------

                                                           Net investment loss                                  (89,898)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (25,929)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (207,577)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (323,404)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  7,642,550      $  8,803,053

Net (decrease) increase in net assets resulting from operations                              (323,404)        1,580,462

Capital shares transactions
   Net premiums                                                                               289,682           209,587
   Transfers of policy loans                                                                    1,000               (55)
   Transfers of surrenders                                                                 (1,191,642)       (1,273,113)
   Transfers of death benefits                                                                (69,180)         (125,994)
   Transfers of other terminations                                                           (350,554)         (303,964)
   Interfund and net transfers to general account                                            (179,384)       (1,247,426)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,500,078)       (2,740,965)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,823,482)       (1,160,503)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  5,819,068      $  7,642,550
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     32

Midland National Life Insurance Company
Separate Account C
Lord Abbett Series Fund, Inc. International Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,500,622 shares (cost $10,490,230)    $  10,954,539      Dividend income                             $    121,856
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                121,856
                                                                                                         ---------------
Net assets                                  $  10,954,539  Expenses:
                                          ----------------
                                                               Administrative expense                             6,121
                                                               Mortality and expense risk                       190,312
                                                               Contract maintenance charge                          646
                                                                                                         ---------------

                                                                                                                197,079
                                                                                                         ---------------

                                                           Net investment loss                                  (75,223)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    333,159
                                                           Change in net unrealized depreciation on
                                                                investments                                  (2,553,351)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                    $  (2,295,415)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  14,585,327     $  14,038,945

Net (decrease) increase in net assets resulting from operations                            (2,295,415)        2,306,603

Capital shares transactions
   Net premiums                                                                               930,824         1,432,144
   Transfers of policy loans                                                                  (16,663)           (3,315)
   Transfers of surrenders                                                                 (1,023,527)         (928,440)
   Transfers of death benefits                                                               (245,448)         (207,725)
   Transfers of other terminations                                                           (488,076)         (417,068)
   Interfund and net transfers to general account                                            (492,483)       (1,635,817)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,335,373)       (1,760,221)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (3,630,788)          546,382
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  10,954,539     $  14,585,327
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     33

Midland National Life Insurance Company
Separate Account C
Alger Fund Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     205,243 shares (cost $7,971,699)        $  8,850,097      Dividend income                             $    106,132
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                106,132
                                                                                                         ---------------
Net assets                                   $  8,850,097  Expenses:
                                          ----------------
                                                               Administrative expense                             5,918
                                                               Mortality and expense risk                       150,521
                                                               Contract maintenance charge                          770
                                                                                                         ---------------

                                                                                                                157,209
                                                                                                         ---------------

                                                           Net investment loss                                  (51,077)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    305,308
                                                           Change in net unrealized depreciation on
                                                                investments                                    (378,472)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (124,241)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  11,007,716     $  12,048,320

Net (decrease) increase in net assets resulting from operations                              (124,241)        1,127,642

Capital shares transactions
   Net premiums                                                                               648,548           971,626
   Transfers of policy loans                                                                   (8,752)           (3,085)
   Transfers of surrenders                                                                   (861,059)         (871,793)
   Transfers of death benefits                                                               (207,949)         (186,613)
   Transfers of other terminations                                                           (360,114)         (355,925)
   Interfund and net transfers to general account                                          (1,244,052)       (1,722,456)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (2,033,378)       (2,168,246)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (2,157,619)       (1,040,604)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  8,850,097     $  11,007,716
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     34

Midland National Life Insurance Company
Separate Account C
Alger Fund Mid Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     580,895 shares (cost $7,155,574)        $  6,773,234      Dividend income                              $    27,072
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 27,072
                                                                                                         ---------------
Net assets                                   $  6,773,234  Expenses:
                                          ----------------
                                                               Administrative expense                             5,987
                                                               Mortality and expense risk                       109,086
                                                               Contract maintenance charge                        1,214
                                                                                                         ---------------

                                                                                                                116,287
                                                                                                         ---------------

                                                           Net investment loss                                  (89,215)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    106,458
                                                           Change in net unrealized depreciation on
                                                                investments                                    (859,485)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (842,242)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  7,449,633      $  6,861,016

Net (decrease) increase in net assets resulting from operations                              (842,242)        1,018,618

Capital shares transactions
   Net premiums                                                                               658,160           570,039
   Transfers of policy loans                                                                   (5,799)           (2,901)
   Transfers of surrenders                                                                   (600,042)         (708,591)
   Transfers of death benefits                                                                (80,201)          (94,632)
   Transfers of other terminations                                                           (280,475)         (219,124)
   Interfund and net transfers from general account                                           474,200            25,208
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    165,843          (430,001)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (676,399)          588,617
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  6,773,234      $  7,449,633
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     35

Midland National Life Insurance Company
Separate Account C
Alger Fund Capital Appreciation Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     67,451 shares (cost $3,245,515)         $  3,504,103      Dividend income                              $     3,880
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  3,880
                                                                                                         ---------------
Net assets                                   $  3,504,103  Expenses:
                                          ----------------
                                                               Administrative expense                             3,891
                                                               Mortality and expense risk                        50,638
                                                               Contract maintenance charge                        1,795
                                                                                                         ---------------

                                                                                                                 56,324
                                                                                                         ---------------

                                                           Net investment loss                                  (52,444)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    120,618
                                                           Change in net unrealized depreciation on
                                                                investments                                    (134,947)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (66,773)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  3,841,059      $  4,441,117

Net (decrease) increase in net assets resulting from operations                               (66,773)          283,039

Capital shares transactions
   Net premiums                                                                               124,257           127,303
   Transfers of policy loans                                                                       94                89
   Transfers of surrenders                                                                   (333,576)         (362,286)
   Transfers of death benefits                                                                   (882)          (21,188)
   Transfers of other terminations                                                           (146,613)         (200,721)
   Interfund and net transfers from (to) general account                                       86,537          (426,294)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (270,183)         (883,097)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (336,956)         (600,058)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  3,504,103      $  3,841,059
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     36

Midland National Life Insurance Company
Separate Account C
Alger Fund Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     47,788 shares (cost $1,286,179)         $  1,482,858      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $  1,482,858  Expenses:
                                          ----------------
                                                               Administrative expense                             1,981
                                                               Mortality and expense risk                        21,934
                                                               Contract maintenance charge                          704
                                                                                                         ---------------

                                                                                                                 24,619
                                                                                                         ---------------

                                                           Net investment loss                                  (24,619)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     66,982
                                                           Change in net unrealized depreciation on
                                                                investments                                    (112,353)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (69,990)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,815,718      $  1,868,807

Net (decrease) increase in net assets resulting from operations                               (69,990)          376,024

Capital shares transactions
   Net premiums                                                                                11,756            12,167
   Transfers of policy loans                                                                      361            (1,919)
   Transfers of surrenders                                                                   (124,225)         (229,887)
   Transfers of death benefits                                                                (14,945)             (629)
   Transfers of other terminations                                                            (77,408)          (63,199)
   Interfund and net transfers to general account                                             (58,409)         (145,646)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (262,870)         (429,113)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (332,860)          (53,089)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,482,858      $  1,815,718
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     37

Midland National Life Insurance Company
Separate Account C
Calvert Variable Series, Inc. Mid Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     22,868 shares (cost $792,531)           $    723,996      Dividend income                               $        -
                                                               Capital gains distributions                       44,890
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 44,890
                                                                                                         ---------------
Net assets                                   $    723,996  Expenses:
                                          ----------------
                                                               Administrative expense                               525
                                                               Mortality and expense risk                        21,085
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 21,610
                                                                                                         ---------------

                                                           Net investment income                                 23,280

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    332,287
                                                           Change in net unrealized depreciation on
                                                                investments                                    (359,434)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (3,867)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  3,463,160      $    509,286

Net (decrease) increase in net assets resulting from operations                                (3,867)          348,206

Capital shares transactions
   Net premiums                                                                               115,881            65,134
   Transfers of policy loans                                                                      200              (510)
   Transfers of surrenders                                                                   (155,220)         (142,786)
   Transfers of death benefits                                                                      -            (2,787)
   Transfers of other terminations                                                            (49,964)          (52,241)
   Interfund and net transfers (to) from general account                                   (2,646,194)        2,738,858
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (2,735,297)        2,605,668
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (2,739,164)        2,953,874
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    723,996      $  3,463,160
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     38

Midland National Life Insurance Company
Separate Account C
Calvert Variable Series, Inc. Equity Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     38,125 shares (cost $749,998)           $    727,798      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    727,798  Expenses:
                                          ----------------
                                                               Administrative expense                               140
                                                               Mortality and expense risk                        12,218
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 12,358
                                                                                                         ---------------

                                                           Net investment loss                                  (12,358)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (125,406)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (87,558)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (225,322)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    672,384      $    602,724

Net (decrease) increase in net assets resulting from operations                              (225,322)           86,954

Capital shares transactions
   Net premiums                                                                                 1,707            73,975
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (78,280)         (104,439)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (18,807)          (26,652)
   Interfund and net transfers from general account                                           376,116            39,822
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    280,736           (17,294)
                                                                                       ---------------   ---------------

Total increase in net assets                                                                   55,414            69,660
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    727,798      $    672,384
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     39

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds Technology Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     59,955 shares (cost $990,979)           $    908,911      Dividend income                              $     2,104
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  2,104
                                                                                                         ---------------
Net assets                                   $    908,911  Expenses:
                                          ----------------
                                                               Administrative expense                               862
                                                               Mortality and expense risk                        16,772
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 17,634
                                                                                                         ---------------

                                                           Net investment loss                                  (15,530)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    140,164
                                                           Change in net unrealized depreciation on
                                                                investments                                    (244,083)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (119,449)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,013,253      $    882,841

Net (decrease) increase in net assets resulting from operations                              (119,449)          156,688

Capital shares transactions
   Net premiums                                                                                18,024            30,055
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (518,497)         (153,110)
   Transfers of death benefits                                                                (14,031)           (8,221)
   Transfers of other terminations                                                           (169,707)         (110,619)
   Interfund and net transfers from general account                                           699,318           215,619
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                     15,107           (26,276)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (104,342)          130,412
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    908,911      $  1,013,253
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     40

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds Utilities Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     86,183 shares (cost $1,270,807)         $  1,442,706      Dividend income                              $    45,006
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 45,006
                                                                                                         ---------------
Net assets                                   $  1,442,706  Expenses:
                                          ----------------
                                                               Administrative expense                               544
                                                               Mortality and expense risk                        18,737
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 19,281
                                                                                                         ---------------

                                                           Net investment income                                 25,725

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (98,878)
                                                           Change in net unrealized appreciation on
                                                                investments                                     257,544
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    184,391
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,267,500      $  1,224,229

Net increase in net assets resulting from operations                                          184,391            60,131

Capital shares transactions
   Net premiums                                                                               141,580           125,492
   Transfers of policy loans                                                                      192                 -
   Transfers of surrenders                                                                   (213,093)          (87,803)
   Transfers of death benefits                                                                (10,296)          (13,327)
   Transfers of other terminations                                                            (39,165)          (46,365)
   Interfund and net transfers from general account                                           111,597             5,143
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                                (9,185)          (16,860)
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  175,206            43,271
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,442,706      $  1,267,500
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     41

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds Dividend Growth Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     49,259 shares (cost $679,401)           $    691,602      Dividend income                              $     1,723
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  1,723
                                                                                                         ---------------
Net assets                                   $    691,602  Expenses:
                                          ----------------
                                                               Administrative expense                               717
                                                               Mortality and expense risk                        11,069
                                                               Contract maintenance charge                          135
                                                                                                         ---------------

                                                                                                                 11,921
                                                                                                         ---------------

                                                           Net investment loss                                  (10,198)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     61,540
                                                           Change in net unrealized depreciation on
                                                                investments                                     (80,550)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (29,208)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,180,439      $  1,374,884

Net (decrease) increase in net assets resulting from operations                               (29,208)          118,582

Capital shares transactions
   Net premiums                                                                                33,689            31,612
   Transfers of policy loans                                                                        -                (3)
   Transfers of surrenders                                                                   (160,722)         (211,187)
   Transfers of death benefits                                                                   (189)           (1,571)
   Transfers of other terminations                                                            (75,269)          (88,909)
   Interfund and net transfers to general account                                            (257,138)          (42,969)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (459,629)         (313,027)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (488,837)         (194,445)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    691,602      $  1,180,439
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     42

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds Global Health Care Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     51,416 shares (cost $854,584)           $    893,103      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    893,103  Expenses:
                                          ----------------
                                                               Administrative expense                               792
                                                               Mortality and expense risk                        13,104
                                                               Contract maintenance charge                          118
                                                                                                         ---------------

                                                                                                                 14,014
                                                                                                         ---------------

                                                           Net investment loss                                  (14,014)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    114,106
                                                           Change in net unrealized depreciation on
                                                                investments                                     (43,751)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    56,341
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,354,409      $  1,581,165

Net increase in net assets resulting from operations                                           56,341            42,742

Capital shares transactions
   Net premiums                                                                                50,640            34,215
   Transfers of policy loans                                                                      725            (2,982)
   Transfers of surrenders                                                                   (175,945)         (365,342)
   Transfers of death benefits                                                                 (9,103)          (16,466)
   Transfers of other terminations                                                            (61,520)         (130,825)
   Interfund and net transfers (to) from general account                                     (322,444)          211,902
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (517,647)         (269,498)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (461,306)         (226,756)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    893,103      $  1,354,409
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     43

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds Basic Value Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     13,441 shares (cost $74,918)             $    81,720      Dividend income                               $      552
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    552
                                                                                                         ---------------
Net assets                                    $    81,720  Expenses:
                                          ----------------
                                                               Administrative expense                                57
                                                               Mortality and expense risk                         2,605
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  2,662
                                                                                                         ---------------

                                                           Net investment loss                                   (2,110)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                      4,823
                                                           Change in net unrealized depreciation on
                                                                investments                                      (6,207)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (3,494)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    143,020      $    169,843

Net (decrease) increase in net assets resulting from operations                                (3,494)            1,544

Capital shares transactions
   Net premiums                                                                                     -             6,200
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (2,356)           (3,750)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (1,948)           (4,489)
   Interfund and net transfers to general account                                             (53,502)          (26,328)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (57,806)          (28,367)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (61,300)          (26,823)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    81,720      $    143,020
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     44

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds Global Real Estate Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     22,128 shares (cost $285,960)           $    262,657      Dividend income                              $    11,547
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 11,547
                                                                                                         ---------------
Net assets                                   $    262,657  Expenses:
                                          ----------------
                                                               Administrative expense                               205
                                                               Mortality and expense risk                        10,475
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 10,680
                                                                                                         ---------------

                                                           Net investment income                                    867

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     33,989
                                                           Change in net unrealized depreciation on
                                                                investments                                     (57,775)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (22,919)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    547,641      $    433,573

Net (decrease) increase in net assets resulting from operations                               (22,919)           55,220

Capital shares transactions
   Net premiums                                                                                14,602             6,825
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (14,262)           (1,190)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (18,704)           (4,105)
   Interfund and net transfers to (from) general account                                     (243,701)           57,318
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (262,065)           58,848
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (284,984)          114,068
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    262,657      $    547,641
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     45

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds International Growth Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     9,279 shares (cost $255,545)            $    242,008      Dividend income                              $     4,269
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  4,269
                                                                                                         ---------------
Net assets                                   $    242,008  Expenses:
                                          ----------------
                                                               Administrative expense                                51
                                                               Mortality and expense risk                         8,092
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  8,143
                                                                                                         ---------------

                                                           Net investment loss                                   (3,874)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     10,399
                                                           Change in net unrealized depreciation on
                                                                investments                                     (37,338)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (30,813)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    328,439      $    460,795

Net (decrease) increase in net assets resulting from operations                               (30,813)           19,009

Capital shares transactions
   Net premiums                                                                                 2,028             5,979
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (3,014)          (35,270)
   Transfers of death benefits                                                                      -           (23,448)
   Transfers of other terminations                                                             (6,176)           (4,432)
   Interfund and net transfers to general account                                             (48,456)          (94,194)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (55,618)         (151,365)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (86,431)         (132,356)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    242,008      $    328,439
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     46

Midland National Life Insurance Company
Separate Account C
Invesco Variable Insurance Funds Mid Cap Core Equity Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     71,719 shares (cost $826,977)           $    822,620      Dividend income                               $      152
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    152
                                                                                                         ---------------
Net assets                                   $    822,620  Expenses:
                                          ----------------
                                                               Administrative expense                                70
                                                               Mortality and expense risk                         6,671
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  6,741
                                                                                                         ---------------

                                                           Net investment loss                                   (6,589)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     22,876
                                                           Change in net unrealized depreciation on
                                                                investments                                     (17,782)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (1,495)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    145,614      $    175,170

Net (decrease) increase in net assets resulting from operations                                (1,495)           21,340

Capital shares transactions
   Net premiums                                                                                   409               314
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                         (5)                -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (16,157)           (1,268)
   Interfund and net transfers from (to) general account                                      694,254           (49,942)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    678,501           (50,896)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       677,006           (29,556)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    822,620      $    145,614
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     47

Midland National Life Insurance Company
Separate Account C
J.P. Morgan Series Trust II Core Bond Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     595,591 shares (cost $6,882,374)        $  6,974,366      Dividend income                             $    288,466
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                288,466
                                                                                                         ---------------
Net assets                                   $  6,974,366  Expenses:
                                          ----------------
                                                               Administrative expense                             2,205
                                                               Mortality and expense risk                       104,829
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                107,034
                                                                                                         ---------------

                                                           Net investment income                                181,432

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    237,287
                                                           Change in net unrealized depreciation on
                                                                investments                                     (67,745)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    350,974
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  5,229,931      $  5,314,582

Net increase in net assets resulting from operations                                          350,974           399,147

Capital shares transactions
   Net premiums                                                                               680,433           566,079
   Transfers of policy loans                                                                      169            (2,921)
   Transfers of surrenders                                                                   (637,835)         (404,606)
   Transfers of death benefits                                                                (81,423)          (67,398)
   Transfers of other terminations                                                           (272,237)         (183,807)
   Interfund and net transfers from (to) general account                                    1,704,354          (391,145)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                  1,393,461          (483,798)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                     1,744,435           (84,651)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  6,974,366      $  5,229,931
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     48

Midland National Life Insurance Company
Separate Account C
J.P. Morgan Series Trust II Small Cap Core Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     177,875 shares (cost $2,574,240)        $  2,529,380      Dividend income                              $     3,811
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  3,811
                                                                                                         ---------------
Net assets                                   $  2,529,380  Expenses:
                                          ----------------
                                                               Administrative expense                             1,163
                                                               Mortality and expense risk                        42,982
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 44,145
                                                                                                         ---------------

                                                           Net investment loss                                  (40,334)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    387,656
                                                           Change in net unrealized depreciation on
                                                                investments                                    (485,681)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (138,359)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,338,674      $    843,217

Net (decrease) increase in net assets resulting from operations                              (138,359)          480,992

Capital shares transactions
   Net premiums                                                                               419,288           347,292
   Transfers of policy loans                                                                   (4,732)             (521)
   Transfers of surrenders                                                                   (219,254)          (90,044)
   Transfers of death benefits                                                                (14,562)             (691)
   Transfers of other terminations                                                           (111,727)          (56,410)
   Interfund and net transfers (to) from general account                                   (1,739,948)        2,814,839
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,670,935)        3,014,465
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,809,294)        3,495,457
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,529,380      $  4,338,674
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     49

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     2,313 shares (cost $172,374)            $    167,330      Dividend income                               $      115
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    115
                                                                                                         ---------------
Net assets                                   $    167,330  Expenses:
                                          ----------------
                                                               Administrative expense                               166
                                                               Mortality and expense risk                         4,604
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  4,770
                                                                                                         ---------------

                                                           Net investment loss                                   (4,655)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     16,758
                                                           Change in net unrealized depreciation on
                                                                investments                                     (47,807)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (35,704)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    380,071      $    204,652

Net (decrease) increase in net assets resulting from operations                               (35,704)           66,121

Capital shares transactions
   Net premiums                                                                                 1,728               328
   Transfers of policy loans                                                                      291                 -
   Transfers of surrenders                                                                    (75,750)          (71,785)
   Transfers of death benefits                                                                      -           (20,621)
   Transfers of other terminations                                                             (1,792)          (14,633)
   Interfund and net transfers (to) from general account                                     (101,514)          216,009
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (177,037)          109,298
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (212,741)          175,419
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    167,330      $    380,071
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     50

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust NASDAQ-100 Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     19,643 shares (cost $380,309)           $    379,509      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    379,509  Expenses:
                                          ----------------
                                                               Administrative expense                               274
                                                               Mortality and expense risk                        10,903
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 11,177
                                                                                                         ---------------

                                                           Net investment loss                                  (11,177)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (303,081)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (16,856)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (331,114)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    352,827      $    262,149

Net (decrease) increase in net assets resulting from operations                              (331,114)           91,570

Capital shares transactions
   Net premiums                                                                                95,699            10,844
   Transfers of policy loans                                                                       49                 -
   Transfers of surrenders                                                                   (158,749)          (34,367)
   Transfers of death benefits                                                                      -           (24,305)
   Transfers of other terminations                                                            (26,753)          (14,523)
   Interfund and net transfers from general account                                           447,550            61,459
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    357,796              (892)
                                                                                       ---------------   ---------------

Total increase in net assets                                                                   26,682            90,678
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    379,509      $    352,827
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     51

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust U.S. Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,072,590 shares (cost $1,072,590)      $  1,072,590      Dividend income                               $       34
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                     34
                                                                                                         ---------------
Net assets                                   $  1,072,590  Expenses:
                                          ----------------
                                                               Administrative expense                               184
                                                               Mortality and expense risk                        17,425
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 17,609
                                                                                                         ---------------

                                                           Net investment loss                                  (17,575)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                          -
                                                           Change in net unrealized appreciation on
                                                                investments                                           -
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (17,575)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,483,157      $    791,751

Net decrease in net assets resulting from operations                                          (17,575)          (22,335)

Capital shares transactions
   Net premiums                                                                             1,321,782         6,560,355
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (103,208)          (40,199)
   Transfers of death benefits                                                                   (694)          (55,725)
   Transfers of other terminations                                                            (22,982)          (64,136)
   Interfund and net transfers to general account                                          (1,587,890)       (5,686,554)
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (392,992)          713,741
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (410,567)          691,406
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,072,590      $  1,483,157
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     52

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust Inverse S&P 500 Strategy Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     22,776 shares (cost $799,578)           $    728,375      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    728,375  Expenses:
                                          ----------------
                                                               Administrative expense                               605
                                                               Mortality and expense risk                        16,161
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 16,766
                                                                                                         ---------------

                                                           Net investment loss                                  (16,766)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                  (303,438)
                                                           Change in net unrealized appreciation on
                                                                investments                                     121,927
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (198,277)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,128,682      $    973,618

Net decrease in net assets resulting from operations                                         (198,277)         (287,494)

Capital shares transactions
   Net premiums                                                                                69,452           141,649
   Transfers of policy loans                                                                        -                (2)
   Transfers of surrenders                                                                   (255,549)         (142,441)
   Transfers of death benefits                                                                 (1,782)             (647)
   Transfers of other terminations                                                            (90,659)          (86,348)
   Interfund and net transfers from general account                                            76,508           530,347
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (202,030)          442,558
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (400,307)          155,064
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    728,375      $  1,128,682
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     53

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust Inverse NASDAQ-100 Strategy Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     131,752 shares (cost $1,593,896)        $  1,399,209      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $  1,399,209  Expenses:
                                          ----------------
                                                               Administrative expense                               474
                                                               Mortality and expense risk                        12,374
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 12,848
                                                                                                         ---------------

                                                           Net investment loss                                  (12,848)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (217,731)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (137,860)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (368,439)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    256,003      $    350,956

Net decrease in net assets resulting from operations                                         (368,439)         (241,470)

Capital shares transactions
   Net premiums                                                                                 2,257            37,405
   Transfers of policy loans                                                                        -                (1)
   Transfers of surrenders                                                                    (53,844)          (62,291)
   Transfers of death benefits                                                                      -              (488)
   Transfers of other terminations                                                            (16,158)          (28,437)
   Interfund and net transfers from general account                                         1,579,390           200,329
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                             1,511,645           146,517
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                     1,143,206           (94,953)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,399,209      $    256,003
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     54

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     30,768 shares (cost $411,946)           $    303,067      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    303,067  Expenses:
                                          ----------------
                                                               Administrative expense                               404
                                                               Mortality and expense risk                         8,521
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  8,925
                                                                                                         ---------------

                                                           Net investment loss                                   (8,925)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (58,943)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (124,349)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (192,217)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,133,085      $    206,205

Net decrease in net assets resulting from operations                                         (192,217)           (8,716)

Capital shares transactions
   Net premiums                                                                                 8,890            10,957
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (249,263)          (62,857)
   Transfers of death benefits                                                                 (1,395)                -
   Transfers of other terminations                                                            (81,723)          (32,817)
   Interfund and net transfers (to) from general account                                     (314,310)        1,020,313
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (637,801)          935,596
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (830,018)          926,880
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    303,067      $  1,133,085
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     55

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust U.S. Long Short Momentum Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     25,098 shares (cost $287,130)           $    300,170      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    300,170  Expenses:
                                          ----------------
                                                               Administrative expense                               178
                                                               Mortality and expense risk                         4,961
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  5,139
                                                                                                         ---------------

                                                           Net investment loss                                   (5,139)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     31,060
                                                           Change in net unrealized depreciation on
                                                                investments                                     (46,819)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (20,898)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    416,928      $    508,417

Net (decrease) increase in net assets resulting from operations                               (20,898)           48,911

Capital shares transactions
   Net premiums                                                                                 1,444             3,811
   Transfers of policy loans                                                                      188               132
   Transfers of surrenders                                                                    (57,795)          (78,045)
   Transfers of death benefits                                                                (16,384)             (725)
   Transfers of other terminations                                                            (16,322)          (76,985)
   Interfund and net transfers (to) from general account                                       (6,991)           11,412
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (95,860)         (140,400)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (116,758)          (91,489)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    300,170      $    416,928
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     56

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust Government Long Bond 1.2x Strategy Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     51,402 shares (cost $900,571)           $  1,013,649      Dividend income                              $    49,111
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 49,111
                                                                                                         ---------------
Net assets                                   $  1,013,649  Expenses:
                                          ----------------
                                                               Administrative expense                               333
                                                               Mortality and expense risk                        38,580
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 38,913
                                                                                                         ---------------

                                                           Net investment income                                 10,198

                                                           Realized and change in unrealized gains
                                                             on investments
                                                           Net realized gains on investments                  2,188,770
                                                           Change in net unrealized appreciation on
                                                                investments                                     144,491
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $  2,343,459
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    260,269       $    80,187

Net increase (decrease) in net assets resulting from operations                             2,343,459          (283,947)

Capital shares transactions
   Net premiums                                                                                90,443           282,597
   Transfers of policy loans                                                                       47                 -
   Transfers of surrenders                                                                    (52,700)          (78,171)
   Transfers of death benefits                                                                      -           (10,886)
   Transfers of other terminations                                                            (60,868)         (106,915)
   Interfund and net transfers (to) from general account                                   (1,567,001)          377,404
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,590,079)          464,029
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  753,380           180,082
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,013,649      $    260,269
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     57

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust NASDAQ-100 2x Strategy Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     93 shares (cost $1,759)                  $     1,918      Dividend income                               $        -
                                                               Capital gains distributions                          302
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    302
                                                                                                         ---------------
Net assets                                    $     1,918  Expenses:
                                          ----------------
                                                               Administrative expense                                 2
                                                               Mortality and expense risk                            44
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                     46
                                                                                                         ---------------

                                                           Net investment income                                    256

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                         13
                                                           Change in net unrealized depreciation on
                                                                investments                                        (326)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                       $      (57)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $     1,975       $     1,477

Net (decrease) increase in net assets resulting from operations                                   (57)              499

Capital shares transactions
   Net premiums                                                                                     -                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -                 -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                                  -                 -
   Interfund and net transfers to general account                                                   -                (1)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                          -                (1)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                           (57)              498
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $     1,918       $     1,975
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     58

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust S&P 500 2x Strategy Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     63 shares (cost $3,882)                  $     6,783      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $     6,783  Expenses:
                                          ----------------
                                                               Administrative expense                                 -
                                                               Mortality and expense risk                           180
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                    180
                                                                                                         ---------------

                                                           Net investment loss                                     (180)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                        308
                                                           Change in net unrealized depreciation on
                                                                investments                                        (545)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $      (417)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $     7,651       $     6,580

Net (decrease) increase in net assets resulting from operations                                  (417)            1,439

Capital shares transactions
   Net premiums                                                                                     -                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -                 -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                               (451)             (368)
   Interfund and net transfers to general account                                                   -                 -
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                                  (451)             (368)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                          (868)            1,071
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $     6,783       $     7,651
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     59

Midland National Life Insurance Company
Separate Account C
Rydex Variable Trust Inverse Dow 2x Strategy Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     139 shares (cost $2,358)                 $     1,398      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $     1,398  Expenses:
                                          ----------------
                                                               Administrative expense                                 1
                                                               Mortality and expense risk                            36
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                     37
                                                                                                         ---------------

                                                           Net investment loss                                      (37)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                       (16)
                                                           Change in net unrealized depreciation on
                                                                investments                                        (508)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $      (561)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $     1,959       $     2,877

Net decrease in net assets resulting from operations                                             (561)             (918)

Capital shares transactions
   Net premiums                                                                                     -                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -                 -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                                  -                 -
   Interfund and net transfers to general account                                                   -                 -
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                                     -                 -
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                     (561)             (918)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $     1,398       $     1,959
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     60

Midland National Life Insurance Company
Separate Account C
ProFunds VP Access VP High Yield Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     62,890 shares (cost $1,647,959)         $  1,654,648      Dividend income                              $    17,539
                                                               Capital gains distributions                       52,346
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 69,885
                                                                                                         ---------------
Net assets                                   $  1,654,648  Expenses:
                                          ----------------
                                                               Administrative expense                               299
                                                               Mortality and expense risk                        35,456
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 35,755
                                                                                                         ---------------

                                                           Net investment income                                 34,130

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (84,026)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (35,112)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (85,008)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,797,968      $  2,338,651

Net (decrease) increase in net assets resulting from operations                               (85,008)          123,945

Capital shares transactions
   Net premiums                                                                                 1,060                 2
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (43,218)          (76,241)
   Transfers of death benefits                                                                      -            (9,758)
   Transfers of other terminations                                                            (54,572)          (35,808)
   Interfund and net transfers from (to) general account                                       38,418          (542,823)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (58,312)         (664,628)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (143,320)         (540,683)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,654,648      $  1,797,968
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     61

Midland National Life Insurance Company
Separate Account C
ProFunds VP Asia 30
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     11,425 shares (cost $582,996)           $    482,019      Dividend income                               $      218
                                                               Capital gains distributions                       36,711
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 36,929
                                                                                                         ---------------
Net assets                                   $    482,019  Expenses:
                                          ----------------
                                                               Administrative expense                               151
                                                               Mortality and expense risk                        20,541
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 20,692
                                                                                                         ---------------

                                                           Net investment income                                 16,237

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (125,177)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (131,079)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (240,019)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,755,102      $  3,857,475

Net decrease in net assets resulting from operations                                         (240,019)         (121,644)

Capital shares transactions
   Net premiums                                                                                 2,008            13,924
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (2,808)          (15,246)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (23,996)          (16,711)
   Interfund and net transfers to general account                                          (1,008,268)       (1,962,696)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,033,064)       (1,980,729)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,273,083)       (2,102,373)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    482,019      $  1,755,102
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     62

Midland National Life Insurance Company
Separate Account C
ProFunds VP Banks
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,773 shares (cost $22,678)              $    16,505      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $    16,505  Expenses:
                                          ----------------
                                                               Administrative expense                               151
                                                               Mortality and expense risk                         4,997
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  5,148
                                                                                                         ---------------

                                                           Net investment loss                                   (5,148)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (14,211)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (26,788)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (46,147)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    340,287       $    56,946

Net (decrease) increase in net assets resulting from operations                               (46,147)          200,232

Capital shares transactions
   Net premiums                                                                                 3,268            15,512
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (6,915)           (8,128)
   Transfers of death benefits                                                                      -            (1,975)
   Transfers of other terminations                                                            (20,300)           (7,948)
   Interfund and net transfers (to) from general account                                     (253,688)           85,648
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (277,635)           83,109
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (323,782)          283,341
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    16,505      $    340,287
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     63

Midland National Life Insurance Company
Separate Account C
ProFunds VP Basic Materials
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,737 shares (cost $187,351)            $    163,287      Dividend income                              $     1,444
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  1,444
                                                                                                         ---------------
Net assets                                   $    163,287  Expenses:
                                          ----------------
                                                               Administrative expense                               230
                                                               Mortality and expense risk                        13,828
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 14,058
                                                                                                         ---------------

                                                           Net investment loss                                  (12,614)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     99,924
                                                           Change in net unrealized depreciation on
                                                                investments                                    (191,626)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (104,316)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,404,831      $  1,992,679

Net (decrease) increase in net assets resulting from operations                              (104,316)          107,216

Capital shares transactions
   Net premiums                                                                                25,400            32,933
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (15,468)          (76,428)
   Transfers of death benefits                                                                      -            (1,854)
   Transfers of other terminations                                                            (20,486)          (22,498)
   Interfund and net transfers to general account                                          (1,126,674)         (627,217)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,137,228)         (695,064)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,241,544)         (587,848)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    163,287      $  1,404,831
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     64

Midland National Life Insurance Company
Separate Account C
ProFunds VP Bear
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     42,440 shares (cost $865,040)           $    787,691      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    787,691  Expenses:
                                          ----------------
                                                               Administrative expense                               470
                                                               Mortality and expense risk                        18,361
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 18,831
                                                                                                         ---------------

                                                           Net investment loss                                  (18,831)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (239,770)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (73,586)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (332,187)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    395,869      $  1,124,150

Net decrease in net assets resulting from operations                                         (332,187)         (731,800)

Capital shares transactions
   Net premiums                                                                                   504             5,223
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (39,943)          (40,001)
   Transfers of death benefits                                                                 (1,903)                -
   Transfers of other terminations                                                            (24,511)          (54,172)
   Interfund and net transfers from general account                                           789,862            92,469
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               724,009             3,519
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       391,822          (728,281)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    787,691      $    395,869
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     65

Midland National Life Insurance Company
Separate Account C
ProFunds VP Biotechnology
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,965 shares (cost $96,788)              $    96,619      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $    96,619  Expenses:
                                          ----------------
                                                               Administrative expense                                50
                                                               Mortality and expense risk                         6,889
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  6,939
                                                                                                         ---------------

                                                           Net investment loss                                   (6,939)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (28,806)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (3,924)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (39,669)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    134,319      $    156,845

Net (decrease) increase in net assets resulting from operations                               (39,669)           29,185

Capital shares transactions
   Net premiums                                                                                   472            21,000
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (5,450)           (6,253)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (4,809)           (3,520)
   Interfund and net transfers from (to) general account                                       11,756           (62,938)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                      1,969           (51,711)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (37,700)          (22,526)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    96,619      $    134,319
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     66

Midland National Life Insurance Company
Separate Account C
ProFunds VP Bull
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     98,311 shares (cost $2,532,246)         $  2,548,212      Dividend income                               $        -
                                                               Capital gains distributions                        8,061
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  8,061
                                                                                                         ---------------
Net assets                                   $  2,548,212  Expenses:
                                          ----------------
                                                               Administrative expense                               420
                                                               Mortality and expense risk                        34,034
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 34,454
                                                                                                         ---------------

                                                           Net investment loss                                  (26,393)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (188,464)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (3,473)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (218,330)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  2,128,414      $  4,146,270

Net (decrease) increase in net assets resulting from operations                              (218,330)          454,390

Capital shares transactions
   Net premiums                                                                                 2,614               303
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (110,557)         (138,357)
   Transfers of death benefits                                                                (53,416)             (204)
   Transfers of other terminations                                                            (43,524)          (76,249)
   Interfund and net transfers from (to) general account                                      843,011        (2,257,739)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    638,128        (2,472,246)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       419,798        (2,017,856)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,548,212      $  2,128,414
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     67

Midland National Life Insurance Company
Separate Account C
ProFunds VP Consumer Goods
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     22,631 shares (cost $778,503)           $    826,481      Dividend income                              $    15,239
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 15,239
                                                                                                         ---------------
Net assets                                   $    826,481  Expenses:
                                          ----------------
                                                               Administrative expense                               214
                                                               Mortality and expense risk                        30,742
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 30,956
                                                                                                         ---------------

                                                           Net investment loss                                  (15,717)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     65,298
                                                           Change in net unrealized depreciation on
                                                                investments                                     (30,120)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    19,461
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,982,574       $    65,359

Net increase in net assets resulting from operations                                           19,461           131,223

Capital shares transactions
   Net premiums                                                                                 1,557                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (23,404)          (13,188)
   Transfers of death benefits                                                                 (3,702)           (3,001)
   Transfers of other terminations                                                            (37,017)          (12,082)
   Interfund and net transfers (to) from general account                                   (1,112,988)        1,814,263
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,175,554)        1,785,992
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,156,093)        1,917,215
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    826,481      $  1,982,574
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     68

Midland National Life Insurance Company
Separate Account C
ProFunds VP Consumer Services
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     10,132 shares (cost $338,517)           $    342,150      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    342,150  Expenses:
                                          ----------------
                                                               Administrative expense                               177
                                                               Mortality and expense risk                         9,149
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  9,326
                                                                                                         ---------------

                                                           Net investment loss                                   (9,326)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     55,075
                                                           Change in net unrealized depreciation on
                                                                investments                                     (81,428)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (35,679)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,091,045      $    145,921

Net (decrease) increase in net assets resulting from operations                               (35,679)          121,300

Capital shares transactions
   Net premiums                                                                                   919               349
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (8,253)          (15,305)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (10,214)          (11,617)
   Interfund and net transfers (to) from general account                                     (695,668)          850,397
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (713,216)          823,824
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (748,895)          945,124
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    342,150      $  1,091,045
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     69

Midland National Life Insurance Company
Separate Account C
ProFunds VP Dow 30
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     26,985 shares (cost $732,503)           $    750,451      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    750,451  Expenses:
                                          ----------------
                                                               Administrative expense                                72
                                                               Mortality and expense risk                         9,467
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  9,539
                                                                                                         ---------------

                                                           Net investment loss                                   (9,539)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (37,367)
                                                           Change in net unrealized appreciation on
                                                                investments                                      12,911
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (33,995)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    155,833      $    101,032

Net (decrease) increase in net assets resulting from operations                               (33,995)            1,573

Capital shares transactions
   Net premiums                                                                                 4,893                (5)
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (11,757)           (3,649)
   Transfers of death benefits                                                                (53,886)                -
   Transfers of other terminations                                                            (17,926)           (1,689)
   Interfund and net transfers from general account                                           707,289            58,571
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               628,613            53,228
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  594,618            54,801
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    750,451      $    155,833
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     70

Midland National Life Insurance Company
Separate Account C
ProFunds VP Emerging Markets
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     13,791 shares (cost $359,060)           $    336,086      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    336,086  Expenses:
                                          ----------------
                                                               Administrative expense                               250
                                                               Mortality and expense risk                        16,081
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 16,331
                                                                                                         ---------------

                                                           Net investment loss                                  (16,331)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (113,065)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (60,292)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (189,688)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    916,817      $  3,280,242

Net (decrease) increase in net assets resulting from operations                              (189,688)           81,741

Capital shares transactions
   Net premiums                                                                                12,204               130
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (17,934)          (32,877)
   Transfers of death benefits                                                                 (1,802)           (1,429)
   Transfers of other terminations                                                            (24,791)          (39,004)
   Interfund and net transfers to general account                                            (358,720)       (2,371,986)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (391,043)       (2,445,166)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (580,731)       (2,363,425)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    336,086      $    916,817
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     71

Midland National Life Insurance Company
Separate Account C
ProFunds VP Europe 30
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,670 shares (cost $37,839)              $    32,074      Dividend income                              $     1,569
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  1,569
                                                                                                         ---------------
Net assets                                    $    32,074  Expenses:
                                          ----------------
                                                               Administrative expense                               173
                                                               Mortality and expense risk                         8,861
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  9,034
                                                                                                         ---------------

                                                           Net investment loss                                   (7,465)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (22,601)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (15,387)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (45,453)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    180,568      $    449,017

Net decrease in net assets resulting from operations                                          (45,453)          (23,774)

Capital shares transactions
   Net premiums                                                                                 2,071             3,027
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (27,207)          (85,465)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (31,574)           (5,833)
   Interfund and net transfers to general account                                             (46,331)         (156,404)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (103,041)         (244,675)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (148,494)         (268,449)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    32,074      $    180,568
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     72

Midland National Life Insurance Company
Separate Account C
ProFunds VP Falling U.S. Dollar
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     4,436 shares (cost $133,365)            $    126,724      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    126,724  Expenses:
                                          ----------------
                                                               Administrative expense                                24
                                                               Mortality and expense risk                         3,878
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  3,902
                                                                                                         ---------------

                                                           Net investment loss                                   (3,902)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (11,390)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (6,011)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (21,303)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    117,509      $    103,909

Net decrease in net assets resulting from operations                                          (21,303)             (676)

Capital shares transactions
   Net premiums                                                                                19,316               755
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -                 -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                               (846)                -
   Interfund and net transfers from general account                                            12,048            13,521
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                                30,518            14,276
                                                                                       ---------------   ---------------

Total increase in net assets                                                                    9,215            13,600
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    126,724      $    117,509
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     73

Midland National Life Insurance Company
Separate Account C
ProFunds VP Financials
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,935 shares (cost $73,243)              $    67,173      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $    67,173  Expenses:
                                          ----------------
                                                               Administrative expense                                26
                                                               Mortality and expense risk                         3,246
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  3,272
                                                                                                         ---------------

                                                           Net investment loss                                   (3,272)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (12,712)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (4,840)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (20,824)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $    95,946      $    346,750

Net decrease in net assets resulting from operations                                          (20,824)           (4,434)

Capital shares transactions
   Net premiums                                                                                    77                 3
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -           (15,820)
   Transfers of death benefits                                                                      -            (4,314)
   Transfers of other terminations                                                             (2,547)           (5,545)
   Interfund and net transfers to general account                                              (5,479)         (220,694)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                                (7,949)         (246,370)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (28,773)         (250,804)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    67,173       $    95,946
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     74

Midland National Life Insurance Company
Separate Account C
ProFunds VP Health Care
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     32,245 shares (cost $882,513)           $  1,023,468      Dividend income                              $     4,193
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  4,193
                                                                                                         ---------------
Net assets                                   $  1,023,468  Expenses:
                                          ----------------
                                                               Administrative expense                               252
                                                               Mortality and expense risk                        36,625
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 36,877
                                                                                                         ---------------

                                                           Net investment loss                                  (32,684)

                                                           Realized and change in unrealized gains
                                                             on investments
                                                           Net realized gains on investments                     51,717
                                                           Change in net unrealized appreciation on
                                                                investments                                      10,289
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    29,322
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,758,594      $  1,255,925

Net increase in net assets resulting from operations                                           29,322             7,482

Capital shares transactions
   Net premiums                                                                                 2,421            22,966
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (39,277)          (23,903)
   Transfers of death benefits                                                                 (3,717)           (2,880)
   Transfers of other terminations                                                            (49,677)          (42,338)
   Interfund and net transfers (to) from general account                                     (674,198)          541,342
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (764,448)          495,187
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (735,126)          502,669
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,023,468      $  1,758,594
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     75

Midland National Life Insurance Company
Separate Account C
ProFunds VP Industrials
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,503 shares (cost $55,283)              $    54,209      Dividend income                              $     3,083
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  3,083
                                                                                                         ---------------
Net assets                                    $    54,209  Expenses:
                                          ----------------
                                                               Administrative expense                                28
                                                               Mortality and expense risk                         9,843
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  9,871
                                                                                                         ---------------

                                                           Net investment loss                                   (6,788)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                        476
                                                           Change in net unrealized depreciation on
                                                                investments                                     (14,089)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (20,401)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    619,538      $    144,527

Net (decrease) increase in net assets resulting from operations                               (20,401)           46,552

Capital shares transactions
   Net premiums                                                                                 1,931            31,108
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (8,085)          (13,690)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (16,511)          (19,231)
   Interfund and net transfers to (from) general account                                     (522,263)          430,272
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (544,928)          428,459
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (565,329)          475,011
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    54,209      $    619,538
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     76

Midland National Life Insurance Company
Separate Account C
ProFunds VP International
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     4,572 shares (cost $93,489)              $    85,216      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $    85,216  Expenses:
                                          ----------------
                                                               Administrative expense                                54
                                                               Mortality and expense risk                         5,474
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  5,528
                                                                                                         ---------------

                                                           Net investment loss                                   (5,528)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                    (5,583)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (17,424)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (28,535)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    198,707       $    16,690

Net (decrease) increase in net assets resulting from operations                               (28,535)           10,205

Capital shares transactions
   Net premiums                                                                                   218                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -                 -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (5,295)             (183)
   Interfund and net transfers (to) from general account                                      (79,879)          171,995
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                    (84,956)          171,812
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (113,491)          182,017
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    85,216      $    198,707
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     77

Midland National Life Insurance Company
Separate Account C
ProFunds VP Internet
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,245 shares (cost $190,924)            $    178,195      Dividend income                               $        -
                                                               Capital gains distributions                       10,202
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 10,202
                                                                                                         ---------------
Net assets                                   $    178,195  Expenses:
                                          ----------------
                                                               Administrative expense                                96
                                                               Mortality and expense risk                         7,641
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  7,737
                                                                                                         ---------------

                                                           Net investment income                                  2,465

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     71,317
                                                           Change in net unrealized depreciation on
                                                                investments                                    (100,189)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (26,407)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    727,375      $    355,848

Net (decrease) increase in net assets resulting from operations                               (26,407)           85,617

Capital shares transactions
   Net premiums                                                                                   612               226
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (5,200)           (1,100)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (23,777)           (5,510)
   Interfund and net transfers (to) from general account                                     (494,408)          292,294
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (522,773)          285,910
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (549,180)          371,527
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    178,195      $    727,375
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     78

Midland National Life Insurance Company
Separate Account C
ProFunds VP Japan
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     21,730 shares (cost $234,772)           $    225,339      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    225,339  Expenses:
                                          ----------------
                                                               Administrative expense                                12
                                                               Mortality and expense risk                         4,705
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  4,717
                                                                                                         ---------------

                                                           Net investment loss                                   (4,717)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (37,144)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (22,198)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (64,059)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    421,503      $    202,206

Net decrease in net assets resulting from operations                                          (64,059)         (151,078)

Capital shares transactions
   Net premiums                                                                                     -            27,339
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -            (6,832)
   Transfers of death benefits                                                                      -              (562)
   Transfers of other terminations                                                             (1,168)           (1,251)
   Interfund and net transfers (to) from general account                                     (130,937)          351,681
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (132,105)          370,375
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (196,164)          219,297
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    225,339      $    421,503
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     79

Midland National Life Insurance Company
Separate Account C
ProFunds VP Large-Cap Growth
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     13,821 shares (cost $478,531)           $    478,329      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    478,329  Expenses:
                                          ----------------
                                                               Administrative expense                               280
                                                               Mortality and expense risk                        19,217
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 19,497
                                                                                                         ---------------

                                                           Net investment loss                                  (19,497)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     67,875
                                                           Change in net unrealized depreciation on
                                                                investments                                     (61,065)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (12,687)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,037,910      $    242,991

Net (decrease) increase in net assets resulting from operations                               (12,687)           61,259

Capital shares transactions
   Net premiums                                                                                   458             4,664
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (54,135)             (518)
   Transfers of death benefits                                                                (53,723)                -
   Transfers of other terminations                                                            (20,385)           (8,773)
   Interfund and net transfers (to) from general account                                     (419,109)          738,287
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (546,894)          733,660
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (559,581)          794,919
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    478,329      $  1,037,910
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     80

Midland National Life Insurance Company
Separate Account C
ProFunds VP Large-Cap Value
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     41,000 shares (cost $960,951)           $    976,623      Dividend income                              $     3,363
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  3,363
                                                                                                         ---------------
Net assets                                   $    976,623  Expenses:
                                          ----------------
                                                               Administrative expense                               117
                                                               Mortality and expense risk                        16,978
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 17,095
                                                                                                         ---------------

                                                           Net investment loss                                  (13,732)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     26,530
                                                           Change in net unrealized depreciation on
                                                                investments                                      (1,147)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    11,651
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,499,058       $    68,585

Net increase in net assets resulting from operations                                           11,651            32,756

Capital shares transactions
   Net premiums                                                                                 3,611             9,601
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (7,649)                -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (17,184)           (8,276)
   Interfund and net transfers (to) from general account                                     (512,864)        1,396,392
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (534,086)        1,397,717
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (522,435)        1,430,473
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    976,623      $  1,499,058
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     81

Midland National Life Insurance Company
Separate Account C
ProFunds VP Mid-Cap
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     11,623 shares (cost $294,820)           $    275,239      Dividend income                               $        -
                                                               Capital gains distributions                       64,740
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 64,740
                                                                                                         ---------------
Net assets                                   $    275,239  Expenses:
                                          ----------------
                                                               Administrative expense                               182
                                                               Mortality and expense risk                        11,253
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 11,435
                                                                                                         ---------------

                                                           Net investment income                                 53,305

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (116,657)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (35,352)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (98,704)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    326,597      $    868,706

Net decrease in net assets resulting from operations                                          (98,704)          (14,459)

Capital shares transactions
   Net premiums                                                                                72,260                32
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (3,372)                -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (15,233)          (19,768)
   Interfund and net transfers to general account                                              (6,309)         (507,914)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                     47,346          (527,650)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (51,358)         (542,109)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    275,239      $    326,597
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     82

Midland National Life Insurance Company
Separate Account C
ProFunds VP Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     9,396 shares (cost $312,971)            $    312,125      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    312,125  Expenses:
                                          ----------------
                                                               Administrative expense                               385
                                                               Mortality and expense risk                        24,459
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 24,844
                                                                                                         ---------------

                                                           Net investment loss                                  (24,844)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (147,664)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (118,184)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (290,692)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,548,426      $    649,763

Net (decrease) increase in net assets resulting from operations                              (290,692)          112,021

Capital shares transactions
   Net premiums                                                                                59,186             1,175
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (23,485)                -
   Transfers of death benefits                                                                      -           (11,724)
   Transfers of other terminations                                                            (32,375)          (13,680)
   Interfund and net transfers (to) from general account                                     (948,935)          810,871
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (945,609)          786,642
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,236,301)          898,663
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    312,125      $  1,548,426
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     83

Midland National Life Insurance Company
Separate Account C
ProFunds VP Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     6,970 shares (cost $185,592)            $    173,898      Dividend income                              $     1,109
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  1,109
                                                                                                         ---------------
Net assets                                   $    173,898  Expenses:
                                          ----------------
                                                               Administrative expense                                50
                                                               Mortality and expense risk                         8,822
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  8,872
                                                                                                         ---------------

                                                           Net investment loss                                   (7,763)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     27,138
                                                           Change in net unrealized depreciation on
                                                                investments                                     (53,002)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (33,627)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    430,499      $    173,569

Net (decrease) increase in net assets resulting from operations                               (33,627)          156,450

Capital shares transactions
   Net premiums                                                                                 2,880               802
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (7,403)           (1,499)
   Transfers of death benefits                                                                      -           (23,823)
   Transfers of other terminations                                                            (21,217)          (13,480)
   Interfund and net transfers (to) from general account                                     (197,234)          138,480
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (222,974)          100,480
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (256,601)          256,930
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    173,898      $    430,499
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     84

Midland National Life Insurance Company
Separate Account C
ProFunds VP Money Market
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     21,228,020 shares (cost $21,228,020)   $  21,228,020      Dividend income                              $     4,794
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  4,794
                                                                                                         ---------------
Net assets                                  $  21,228,020  Expenses:
                                          ----------------
                                                               Administrative expense                             7,197
                                                               Mortality and expense risk                       567,765
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                574,962
                                                                                                         ---------------

                                                           Net investment loss                                 (570,168)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                          -
                                                           Change in net unrealized appreciation on
                                                                investments                                           -
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (570,168)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  26,097,031     $  30,776,897

Net decrease in net assets resulting from operations                                         (570,168)         (840,515)

Capital shares transactions
   Net premiums                                                                               862,952         2,502,400
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                 (4,510,958)       (2,723,436)
   Transfers of death benefits                                                               (387,412)         (157,075)
   Transfers of other terminations                                                         (1,064,775)       (1,443,551)
   Interfund and net transfers from (to) general account                                      801,350        (2,017,689)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (4,298,843)       (3,839,351)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (4,869,011)       (4,679,866)
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  21,228,020     $  26,097,031
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     85

Midland National Life Insurance Company
Separate Account C
ProFunds VP Oil & Gas
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     43,529 shares (cost $1,972,288)         $  2,066,750      Dividend income                              $     4,750
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  4,750
                                                                                                         ---------------
Net assets                                   $  2,066,750  Expenses:
                                          ----------------
                                                               Administrative expense                               764
                                                               Mortality and expense risk                        77,423
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 78,187
                                                                                                         ---------------

                                                           Net investment loss                                  (73,437)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    187,220
                                                           Change in net unrealized depreciation on
                                                                investments                                    (222,276)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (108,493)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  3,337,725      $  2,486,236

Net (decrease) increase in net assets resulting from operations                              (108,493)          108,590

Capital shares transactions
   Net premiums                                                                                34,521            12,718
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (30,907)          (76,197)
   Transfers of death benefits                                                                (13,260)          (77,197)
   Transfers of other terminations                                                            (46,563)          (40,805)
   Interfund and net transfers (to) from general account                                   (1,106,273)          924,380
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,162,482)          742,899
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,270,975)          851,489
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,066,750      $  3,337,725
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     86

Midland National Life Insurance Company
Separate Account C
ProFunds VP NASDAQ-100
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     23,487 shares (cost $462,823)           $    458,707      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    458,707  Expenses:
                                          ----------------
                                                               Administrative expense                               892
                                                               Mortality and expense risk                        64,105
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 64,997
                                                                                                         ---------------

                                                           Net investment loss                                  (64,997)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (190,073)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (12,518)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (267,588)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,225,843      $  3,472,874

Net (decrease) increase in net assets resulting from operations                              (267,588)           64,294

Capital shares transactions
   Net premiums                                                                               376,583             4,635
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (196,095)          (67,882)
   Transfers of death benefits                                                                (73,603)           (1,716)
   Transfers of other terminations                                                            (56,289)          (56,186)
   Interfund and net transfers (to) from general account                                   (3,550,144)          809,824
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (3,499,548)          688,675
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (3,767,136)          752,969
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    458,707      $  4,225,843
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     87

Midland National Life Insurance Company
Separate Account C
ProFunds VP Pharmaceuticals
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     11,606 shares (cost 267,717)            $    290,719      Dividend income                               $      356
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    356
                                                                                                         ---------------
Net assets                                   $    290,719  Expenses:
                                          ----------------
                                                               Administrative expense                                51
                                                               Mortality and expense risk                         4,395
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  4,446
                                                                                                         ---------------

                                                           Net investment loss                                   (4,090)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (25,778)
                                                           Change in net unrealized appreciation on
                                                                investments                                      25,223
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (4,645)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    163,160       $    73,029

Net decrease in net assets resulting from operations                                           (4,645)          (10,053)

Capital shares transactions
   Net premiums                                                                                 1,456             1,450
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (2,937)           13,427
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (7,310)          (14,134)
   Interfund and net transfers from general account                                           140,995            99,441
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               132,204           100,184
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  127,559            90,131
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    290,719      $    163,160
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     88

Midland National Life Insurance Company
Separate Account C
ProFunds VP Precious Metals
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     60,141 shares (cost $2,967,198)         $  2,670,882      Dividend income                               $        -
                                                               Capital gains distributions                       79,693
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 79,693
                                                                                                         ---------------
Net assets                                   $  2,670,882  Expenses:
                                          ----------------
                                                               Administrative expense                             1,613
                                                               Mortality and expense risk                       114,898
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                116,511
                                                                                                         ---------------

                                                           Net investment loss                                  (36,818)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (40,557)
                                                           Change in net unrealized depreciation on
                                                                investments                                  (1,038,281)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                    $  (1,115,656)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,898,793      $  2,934,499

Net (decrease) increase in net assets resulting from operations                            (1,115,656)          915,435

Capital shares transactions
   Net premiums                                                                                36,696            95,734
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (112,561)          (16,882)
   Transfers of death benefits                                                                (24,437)          (51,790)
   Transfers of other terminations                                                           (240,210)         (260,306)
   Interfund and net transfers (to) from general account                                     (771,743)        1,282,103
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,112,255)        1,048,859
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (2,227,911)        1,964,294
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,670,882      $  4,898,793
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     89

Midland National Life Insurance Company
Separate Account C
ProFunds VP Real Estate
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     2,771 shares (cost $125,934)            $    125,302      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    125,302  Expenses:
                                          ----------------
                                                               Administrative expense                               443
                                                               Mortality and expense risk                        18,037
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 18,480
                                                                                                         ---------------

                                                           Net investment loss                                  (18,480)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     23,834
                                                           Change in net unrealized depreciation on
                                                                investments                                     (33,958)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (28,604)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    806,391      $    646,329

Net decrease in net assets resulting from operations                                          (28,604)          (96,002)

Capital shares transactions
   Net premiums                                                                                19,990            67,039
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (13,600)          (56,960)
   Transfers of death benefits                                                                (51,759)                -
   Transfers of other terminations                                                            (15,910)          (25,203)
   Interfund and net transfers (to) from general account                                     (591,206)          271,188
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (652,485)          256,064
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (681,089)          160,062
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    125,302      $    806,391
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     90

Midland National Life Insurance Company
Separate Account C
ProFunds VP Rising Rates Opportunity
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     132,694 shares (cost $1,379,293)        $    995,205      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    995,205  Expenses:
                                          ----------------
                                                               Administrative expense                               223
                                                               Mortality and expense risk                        45,630
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 45,853
                                                                                                         ---------------

                                                           Net investment loss                                  (45,853)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (41,371)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (408,768)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (495,992)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,279,873      $  1,487,884

Net decrease in net assets resulting from operations                                         (495,992)         (424,712)

Capital shares transactions
   Net premiums                                                                                 2,630             4,593
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (55,651)          (38,079)
   Transfers of death benefits                                                                 (1,859)          (11,589)
   Transfers of other terminations                                                            (38,812)          (48,136)
   Interfund and net transfers (to) from general account                                   (2,694,984)        3,309,912
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (2,788,676)        3,216,701
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (3,284,668)        2,791,989
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    995,205      $  4,279,873
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     91

Midland National Life Insurance Company
Separate Account C
ProFunds VP Semiconductor
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,245 shares (cost $24,183)              $    23,887      Dividend income                               $       33
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                     33
                                                                                                         ---------------
Net assets                                    $    23,887  Expenses:
                                          ----------------
                                                               Administrative expense                                14
                                                               Mortality and expense risk                         1,084
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  1,098
                                                                                                         ---------------

                                                           Net investment loss                                   (1,065)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (21,811)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (4,692)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (27,568)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $    44,313      $  1,785,948

Net decrease in net assets resulting from operations                                          (27,568)           (7,319)

Capital shares transactions
   Net premiums                                                                                   140            19,827
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -            (5,755)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (3,638)           (3,556)
   Interfund and net transfers from (to) general account                                       10,640        (1,744,832)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                      7,142        (1,734,316)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (20,426)       (1,741,635)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    23,887       $    44,313
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     92

Midland National Life Insurance Company
Separate Account C
ProFunds VP Short Dow 30
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     7,935 shares (cost $46,067)              $    42,372      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $    42,372  Expenses:
                                          ----------------
                                                               Administrative expense                                30
                                                               Mortality and expense risk                         1,362
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  1,392
                                                                                                         ---------------

                                                           Net investment loss                                   (1,392)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (21,985)
                                                           Change in net unrealized appreciation on
                                                                investments                                       5,615
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (17,762)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $    31,215       $    22,342

Net decrease in net assets resulting from operations                                          (17,762)           (8,788)

Capital shares transactions
   Net premiums                                                                                19,943                (1)
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (6,577)                -
   Transfers of death benefits                                                                      -           (11,728)
   Transfers of other terminations                                                             (4,709)             (141)
   Interfund and net transfers from general account                                            20,262            29,531
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                                28,919            17,661
                                                                                       ---------------   ---------------

Total increase in net assets                                                                   11,157             8,873
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    42,372       $    31,215
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     93

Midland National Life Insurance Company
Separate Account C
ProFunds VP Short Emerging Markets
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     1,312 shares (cost $20,578)              $    19,621      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $    19,621  Expenses:
                                          ----------------
                                                               Administrative expense                                59
                                                               Mortality and expense risk                         4,178
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  4,237
                                                                                                         ---------------

                                                           Net investment loss                                   (4,237)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (29,341)
                                                           Change in net unrealized appreciation on
                                                                investments                                      26,124
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (7,454)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    723,077       $    28,600

Net decrease in net assets resulting from operations                                           (7,454)         (106,948)

Capital shares transactions
   Net premiums                                                                                     -            49,734
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (14,988)           (9,460)
   Transfers of death benefits                                                                      -            (3,473)
   Transfers of other terminations                                                             (5,851)          (11,255)
   Interfund and net transfers (to) from general account                                     (675,163)          775,879
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (696,002)          801,425
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (703,456)          694,477
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    19,621      $    723,077
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     94

Midland National Life Insurance Company
Separate Account C
ProFunds VP Short International
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     5,337 shares (cost $119,980)            $    111,648      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    111,648  Expenses:
                                          ----------------
                                                               Administrative expense                                11
                                                               Mortality and expense risk                         3,056
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  3,067
                                                                                                         ---------------

                                                           Net investment loss                                   (3,067)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (35,939)
                                                           Change in net unrealized appreciation on
                                                                investments                                      12,375
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (26,631)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $    98,759      $    191,873

Net decrease in net assets resulting from operations                                          (26,631)          (43,304)

Capital shares transactions
   Net premiums                                                                                 7,566             9,813
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (6,126)                -
   Transfers of death benefits                                                                      -           (11,899)
   Transfers of other terminations                                                               (369)           (2,036)
   Interfund and net transfers from (to) general account                                       38,449           (45,688)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                     39,520           (49,810)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                        12,889           (93,114)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    111,648       $    98,759
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     95

Midland National Life Insurance Company
Separate Account C
ProFunds VP Short Mid-Cap
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     402 shares (cost $6,017)                 $     5,516      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $     5,516  Expenses:
                                          ----------------
                                                               Administrative expense                                44
                                                               Mortality and expense risk                         1,115
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  1,159
                                                                                                         ---------------

                                                           Net investment loss                                   (1,159)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (19,965)
                                                           Change in net unrealized appreciation on
                                                                investments                                         933
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (20,191)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $     5,840      $    542,722

Net decrease in net assets resulting from operations                                          (20,191)         (369,799)

Capital shares transactions
   Net premiums                                                                                     -               427
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (7,482)             (560)
   Transfers of death benefits                                                                      -           (11,436)
   Transfers of other terminations                                                             (3,303)           (9,440)
   Interfund and net transfers from (to) general account                                       30,652          (146,074)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                     19,867          (167,083)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                     (324)         (536,882)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $     5,516       $     5,840
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     96

Midland National Life Insurance Company
Separate Account C
ProFunds VP Short NASDAQ-100
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     76,034 shares (cost $645,560)           $    643,248      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    643,248  Expenses:
                                          ----------------
                                                               Administrative expense                               264
                                                               Mortality and expense risk                        17,135
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 17,399
                                                                                                         ---------------

                                                           Net investment loss                                  (17,399)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (107,308)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (1,481)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (126,188)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $    36,308      $    653,427

Net decrease in net assets resulting from operations                                         (126,188)         (249,333)

Capital shares transactions
   Net premiums                                                                                     -            14,414
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (11,403)          (23,145)
   Transfers of death benefits                                                                 (7,365)          (17,376)
   Transfers of other terminations                                                            (43,426)          (22,167)
   Interfund and net transfers from (to) general account                                      795,322          (319,512)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    733,128          (367,786)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       606,940          (617,119)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    643,248       $    36,308
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     97

Midland National Life Insurance Company
Separate Account C
ProFunds VP Short Small-Cap
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     24,301 shares (cost $204,588)           $    187,119      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    187,119  Expenses:
                                          ----------------
                                                               Administrative expense                               480
                                                               Mortality and expense risk                        12,580
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 13,060
                                                                                                         ---------------

                                                           Net investment loss                                  (13,060)

                                                           Realized and change in unrealized gains
                                                             on investments
                                                           Net realized gains on investments                     54,722
                                                           Change in net unrealized appreciation on
                                                                investments                                      10,133
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    51,795
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    160,529      $  1,622,914

Net increase (decrease) in net assets resulting from operations                                51,795          (502,088)

Capital shares transactions
   Net premiums                                                                                 2,031            17,577
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (6,516)          (22,183)
   Transfers of death benefits                                                                      -           (11,615)
   Transfers of other terminations                                                            (14,997)          (16,275)
   Interfund and net transfers to general account                                              (5,723)         (927,801)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (25,205)         (960,297)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                        26,590        (1,462,385)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    187,119      $    160,529
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     98

Midland National Life Insurance Company
Separate Account C
ProFunds VP Small-Cap
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     58,145 shares (cost $1,543,543)         $  1,532,704      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $  1,532,704  Expenses:
                                          ----------------
                                                               Administrative expense                               181
                                                               Mortality and expense risk                        11,638
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 11,819
                                                                                                         ---------------

                                                           Net investment loss                                  (11,819)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (102,190)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (30,086)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (144,095)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    631,227      $  1,281,454

Net decrease in net assets resulting from operations                                         (144,095)          (80,597)

Capital shares transactions
   Net premiums                                                                                64,639               817
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                       (713)           (2,888)
   Transfers of death benefits                                                                      -            (9,911)
   Transfers of other terminations                                                            (10,308)          (15,073)
   Interfund and net transfers from (to) general account                                      991,954          (542,575)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                  1,045,572          (569,630)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       901,477          (650,227)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,532,704      $    631,227
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     99

Midland National Life Insurance Company
Separate Account C
ProFunds VP Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     4,610 shares (cost $138,615)            $    133,683      Dividend income                               $        -
                                                               Capital gains distributions                        1,912
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  1,912
                                                                                                         ---------------
Net assets                                   $    133,683  Expenses:
                                          ----------------
                                                               Administrative expense                               108
                                                               Mortality and expense risk                        10,607
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 10,715
                                                                                                         ---------------

                                                           Net investment loss                                   (8,803)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     30,941
                                                           Change in net unrealized depreciation on
                                                                investments                                     (49,946)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (27,808)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    996,080      $    553,261

Net decrease in net assets resulting from operations                                          (27,808)          (54,162)

Capital shares transactions
   Net premiums                                                                                64,733             1,244
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                        (75)          (78,382)
   Transfers of death benefits                                                                 (9,957)                -
   Transfers of other terminations                                                            (63,293)          (17,124)
   Interfund and net transfers (to) from general account                                     (825,997)          591,243
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (834,589)          496,981
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (862,397)          442,819
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    133,683      $    996,080
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     100

Midland National Life Insurance Company
Separate Account C
ProFunds VP Small-Cap Value
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,776 shares (cost $104,902)             $    98,851      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                    $    98,851  Expenses:
                                          ----------------
                                                               Administrative expense                               134
                                                               Mortality and expense risk                         6,935
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  7,069
                                                                                                         ---------------

                                                           Net investment loss                                   (7,069)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                        569
                                                           Change in net unrealized depreciation on
                                                                investments                                     (23,528)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (30,028)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    284,341       $    46,931

Net decrease in net assets resulting from operations                                          (30,028)          (12,544)

Capital shares transactions
   Net premiums                                                                                57,445             5,206
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (25,495)                -
   Transfers of death benefits                                                                      -            (9,830)
   Transfers of other terminations                                                            (10,221)           (7,612)
   Interfund and net transfers (to) from general account                                     (177,191)          262,190
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (155,462)          249,954
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (185,490)          237,410
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    98,851      $    284,341
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     101

Midland National Life Insurance Company
Separate Account C
ProFunds VP Technology
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     12,553 shares (cost $183,635)           $    208,258      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    208,258  Expenses:
                                          ----------------
                                                               Administrative expense                                25
                                                               Mortality and expense risk                         7,293
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  7,318
                                                                                                         ---------------

                                                           Net investment loss                                   (7,318)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                      2,823
                                                           Change in net unrealized depreciation on
                                                                investments                                     (13,396)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (17,891)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    286,738      $  1,673,080

Net decrease in net assets resulting from operations                                          (17,891)         (114,651)

Capital shares transactions
   Net premiums                                                                                 1,182             3,187
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                         (1)             (978)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (7,378)          (26,669)
   Interfund and net transfers to general account                                             (54,392)       (1,247,231)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (60,589)       (1,271,691)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (78,480)       (1,386,342)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    208,258      $    286,738
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     102

Midland National Life Insurance Company
Separate Account C
ProFunds VP Telecommunications
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,832 shares (cost $29,955)              $    28,624      Dividend income                              $     2,200
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  2,200
                                                                                                         ---------------
Net assets                                    $    28,624  Expenses:
                                          ----------------
                                                               Administrative expense                                40
                                                               Mortality and expense risk                         2,250
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  2,290
                                                                                                         ---------------

                                                           Net investment loss                                      (90)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (11,204)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (3,897)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (15,191)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $    40,645      $  1,658,628

Net decrease in net assets resulting from operations                                          (15,191)         (108,923)

Capital shares transactions
   Net premiums                                                                                   623                45
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -           (22,495)
   Transfers of death benefits                                                                      -            (4,542)
   Transfers of other terminations                                                               (793)          (12,775)
   Interfund and net transfers from (to) general account                                        3,340        (1,469,293)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                      3,170        (1,509,060)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                  (12,021)       (1,617,983)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    28,624       $    40,645
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     103

Midland National Life Insurance Company
Separate Account C
ProFunds VP U.S. Government Plus
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     47,390 shares (cost $1,294,978)         $  1,331,177      Dividend income                              $     3,472
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  3,472
                                                                                                         ---------------
Net assets                                   $  1,331,177  Expenses:
                                          ----------------
                                                               Administrative expense                               708
                                                               Mortality and expense risk                        32,908
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 33,616
                                                                                                         ---------------

                                                           Net investment loss                                  (30,144)

                                                           Realized and change in unrealized gains
                                                             on investments
                                                           Net realized gains on investments                    445,952
                                                           Change in net unrealized appreciation on
                                                                investments                                      73,071
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    488,879
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    561,226      $    214,117

Net increase (decrease) in net assets resulting from operations                               488,879           (37,141)

Capital shares transactions
   Net premiums                                                                                 8,173            26,263
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (41,018)          (70,074)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (26,399)          (28,208)
   Interfund and net transfers from general account                                           340,316           456,269
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               281,072           384,250
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  769,951           347,109
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,331,177      $    561,226
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     104

Midland National Life Insurance Company
Separate Account C
ProFunds VP Ultra Bull
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     70,220 shares (cost $612,331)           $    730,987      Dividend income                               $        -
                                                               Capital gains distributions                      396,298
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                396,298
                                                                                                         ---------------
Net assets                                   $    730,987  Expenses:
                                          ----------------
                                                               Administrative expense                               414
                                                               Mortality and expense risk                        57,105
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 57,519
                                                                                                         ---------------

                                                           Net investment income                                338,779

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                (1,157,280)
                                                           Change in net unrealized appreciation on
                                                                investments                                     111,974
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (706,527)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  2,996,271      $  5,360,014

Net (decrease) increase in net assets resulting from operations                              (706,527)        1,063,986

Capital shares transactions
   Net premiums                                                                                23,720               458
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (42,075)          (37,069)
   Transfers of death benefits                                                                      -            (1,671)
   Transfers of other terminations                                                            (94,731)          (93,176)
   Interfund and net transfers to general account                                          (1,445,671)       (3,296,271)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,558,757)       (3,427,729)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (2,265,284)       (2,363,743)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    730,987      $  2,996,271
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     105

Midland National Life Insurance Company
Separate Account C
ProFunds VP Ultra Mid-Cap
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     14,248 shares (cost $330,527)           $    338,096      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    338,096  Expenses:
                                          ----------------
                                                               Administrative expense                               194
                                                               Mortality and expense risk                        20,345
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 20,539
                                                                                                         ---------------

                                                           Net investment loss                                  (20,539)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    184,478
                                                           Change in net unrealized depreciation on
                                                                investments                                    (277,446)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (113,507)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    960,431      $    513,082

Net (decrease) increase in net assets resulting from operations                              (113,507)          402,553

Capital shares transactions
   Net premiums                                                                                 4,904               433
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (22,433)          (18,269)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (41,070)          (26,307)
   Interfund and net transfers (to) from general account                                     (450,229)           88,939
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (508,828)           44,796
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (622,335)          447,349
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    338,096      $    960,431
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     106

Midland National Life Insurance Company
Separate Account C
ProFunds VP Ultra NASDAQ-100
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     5,957 shares (cost $132,515)            $    128,135      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    128,135  Expenses:
                                          ----------------
                                                               Administrative expense                               174
                                                               Mortality and expense risk                         8,265
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  8,439
                                                                                                         ---------------

                                                           Net investment loss                                   (8,439)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                      2,447
                                                           Change in net unrealized depreciation on
                                                                investments                                     (51,992)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (57,984)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    309,784      $  2,828,106

Net (decrease) increase in net assets resulting from operations                               (57,984)          335,616

Capital shares transactions
   Net premiums                                                                                 6,833             1,808
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (44,907)          (40,189)
   Transfers of death benefits                                                                      -            (3,040)
   Transfers of other terminations                                                            (14,495)          (24,642)
   Interfund and net transfers to general account                                             (71,096)       (2,787,875)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (123,665)       (2,853,938)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                                 (181,649)       (2,518,322)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    128,135      $    309,784
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     107

Midland National Life Insurance Company
Separate Account C
ProFunds VP Ultra Short Dow 30
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     69,697 shares (cost $362,744)           $    302,485      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -

                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    302,485  Expenses:
                                          ----------------
                                                               Administrative expense                               290
                                                               Mortality and expense risk                        24,729
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 25,019
                                                                                                         ---------------

                                                           Net investment loss                                  (25,019)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (264,363)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (51,441)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (340,823)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    478,261      $    404,663

Net decrease in net assets resulting from operations                                         (340,823)         (203,259)

Capital shares transactions
   Net premiums                                                                               163,853           (36,623)
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (74,934)          (10,442)
   Transfers of death benefits                                                                      -           (32,795)
   Transfers of other terminations                                                            (42,550)          (67,815)
   Interfund and net transfers from general account                                           118,678           424,532
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               165,047           276,857
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (175,776)           73,598
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    302,485      $    478,261
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     108

Midland National Life Insurance Company
Separate Account C
ProFunds VP Ultra Short NASDAQ-100
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     72,181 shares (cost $441,038)           $    407,820      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    407,820  Expenses:
                                          ----------------
                                                               Administrative expense                               187
                                                               Mortality and expense risk                        13,119
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 13,306
                                                                                                         ---------------

                                                           Net investment loss                                  (13,306)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                  (468,916)
                                                           Change in net unrealized appreciation on
                                                                investments                                     238,283
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (243,939)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,670,172      $    327,089

Net decrease in net assets resulting from operations                                         (243,939)       (1,133,051)

Capital shares transactions
   Net premiums                                                                                 4,622            86,910
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (65,416)          (39,852)
   Transfers of death benefits                                                                      -           (11,799)
   Transfers of other terminations                                                            (19,129)          (44,743)
   Interfund and net transfers (to) from general account                                     (938,490)        2,485,618
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,018,413)        2,476,134
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,262,352)        1,343,083
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    407,820      $  1,670,172
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     109

Midland National Life Insurance Company
Separate Account C
ProFunds VP Ultra Small-Cap
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     5,363 shares (cost $57,255)              $    55,235      Dividend income                               $        -
                                                               Capital gains distributions                      145,655
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                145,655
                                                                                                         ---------------
Net assets                                    $    55,235  Expenses:
                                          ----------------
                                                               Administrative expense                               367
                                                               Mortality and expense risk                        10,945
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 11,312
                                                                                                         ---------------

                                                           Net investment income                                134,343

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     92,802
                                                           Change in net unrealized depreciation on
                                                                investments                                     (52,719)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    174,426
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    931,565      $    241,258

Net increase in net assets resulting from operations                                          174,426           437,777

Capital shares transactions
   Net premiums                                                                                 1,570            24,242
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (7,447)          (46,068)
   Transfers of death benefits                                                                      -              (231)
   Transfers of other terminations                                                            (26,142)          (50,118)
   Interfund and net transfers (to) from general account                                   (1,018,737)          324,705
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,050,756)          252,530
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (876,330)          690,307
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    55,235      $    931,565
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     110

Midland National Life Insurance Company
Separate Account C
ProFunds VP Utilities
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     27,877 shares (cost $870,575)           $    905,158      Dividend income                              $    10,022
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 10,022
                                                                                                         ---------------
Net assets                                   $    905,158  Expenses:
                                          ----------------
                                                               Administrative expense                               262
                                                               Mortality and expense risk                        11,416
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 11,678
                                                                                                         ---------------

                                                           Net investment loss                                   (1,656)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (47,317)
                                                           Change in net unrealized appreciation on
                                                                investments                                      28,027
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (20,946)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    289,918      $    238,605

Net (decrease) increase in net assets resulting from operations                               (20,946)           19,050

Capital shares transactions
   Net premiums                                                                                 1,146             8,791
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (14,022)          (92,915)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (13,840)          (15,582)
   Interfund and net transfers from general account                                           662,902           131,969
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               636,186            32,263
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  615,240            51,313
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    905,158      $    289,918
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     111

Midland National Life Insurance Company
Separate Account C
Van Eck Variable Insurance Portfolio Global Hard Assets Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     529,821 shares (cost $18,010,626)      $  16,260,669      Dividend income                             $    218,495
                                                               Capital gains distributions                      235,998
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                454,493
                                                                                                         ---------------
Net assets                                  $  16,260,669  Expenses:
                                          ----------------
                                                               Administrative expense                            13,047
                                                               Mortality and expense risk                       301,971
                                                               Contract maintenance charge                        1,623
                                                                                                         ---------------

                                                                                                                316,641
                                                                                                         ---------------

                                                           Net investment income                                137,852

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                  2,552,729
                                                           Change in net unrealized depreciation on
                                                                investments                                  (6,619,587)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                    $  (3,929,006)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  20,767,055     $  16,440,870

Net (decrease) increase in net assets resulting from operations                            (3,929,006)        4,052,821

Capital shares transactions
   Net premiums                                                                             2,747,002         1,555,083
   Transfers of policy loans                                                                   (8,603)             (698)
   Transfers of surrenders                                                                 (1,975,387)       (1,752,839)
   Transfers of death benefits                                                               (154,585)         (125,556)
   Transfers of other terminations                                                           (828,360)         (765,977)
   Interfund and net transfers (to) from general account                                     (357,447)        1,363,351
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (577,380)          273,364
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (4,506,386)        4,326,185
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  16,260,669     $  20,767,055
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     112

Midland National Life Insurance Company
Separate Account C
Van Eck Variable Insurance Portfolio Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     270,970 shares (cost $3,522,712)        $  2,818,092      Dividend income                              $    39,633
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 39,633
                                                                                                         ---------------
Net assets                                   $  2,818,092  Expenses:
                                          ----------------
                                                               Administrative expense                             1,613
                                                               Mortality and expense risk                        63,124
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 64,737
                                                                                                         ---------------

                                                           Net investment loss                                  (25,104)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (158,920)
                                                           Change in net unrealized depreciation on
                                                                investments                                  (1,313,819)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                    $  (1,497,843)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,386,760      $  8,612,330

Net (decrease) increase in net assets resulting from operations                            (1,497,843)        1,222,057

Capital shares transactions
   Net premiums                                                                               517,341           430,359
   Transfers of policy loans                                                                   (2,908)           (2,881)
   Transfers of surrenders                                                                   (305,982)         (345,473)
   Transfers of death benefits                                                                (22,961)         (113,795)
   Transfers of other terminations                                                           (156,781)         (219,079)
   Interfund and net transfers to general account                                             (99,534)       (5,196,758)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                               (70,825)       (5,447,627)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,568,668)       (4,225,570)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  2,818,092      $  4,386,760
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     113

Midland National Life Insurance Company
Separate Account C
Van Eck Variable Insurance Portfolio Global Bond Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     261,993 shares (cost $3,085,572)        $  3,067,936      Dividend income                             $    118,529
                                                               Capital gains distributions                       30,217
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                148,746
                                                                                                         ---------------
Net assets                                   $  3,067,936  Expenses:
                                          ----------------
                                                               Administrative expense                             1,469
                                                               Mortality and expense risk                        74,417
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 75,886
                                                                                                         ---------------

                                                           Net investment income                                 72,860

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    148,602
                                                           Change in net unrealized depreciation on
                                                                investments                                     (61,388)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    160,074
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,489,311      $  1,583,454

Net increase in net assets resulting from operations                                          160,074            71,783

Capital shares transactions
   Net premiums                                                                               578,425           321,273
   Transfers of policy loans                                                                   30,850           (27,732)
   Transfers of surrenders                                                                   (690,671)          (82,635)
   Transfers of death benefits                                                                (33,624)          (32,973)
   Transfers of other terminations                                                           (188,637)         (142,941)
   Interfund and net transfers from (to) general account                                    1,722,208          (200,918)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                  1,418,551          (165,926)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                     1,578,625           (94,143)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  3,067,936      $  1,489,311
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     114

Midland National Life Insurance Company
Separate Account C
Janus Aspen Series Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     0 shares (cost $0)                        $        -      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                     $        -  Expenses:
                                          ----------------
                                                               Administrative expense                                 -
                                                               Mortality and expense risk                             -
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                      -
                                                                                                         ---------------

                                                           Net investment income                                      -

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                          -
                                                           Change in net unrealized appreciation on
                                                                investments                                           -
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $        -
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                            $        -      $    309,512

Net increase in net assets resulting from operations                                                -            12,349

Capital shares transactions
   Net premiums                                                                                     -             5,778
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -            (2,941)
   Transfers of death benefits                                                                      -            (2,824)
   Transfers of other terminations                                                                  -            (1,300)
   Interfund and net transfers to general account                                                   -          (320,574)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                          -          (321,861)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                             -          (309,512)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                  $        -        $        -
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     115

Midland National Life Insurance Company
Separate Account C
PIMCO Variable Insurance Trust Total Return Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,695,608 shares (cost $41,262,141)    $  40,725,603      Dividend income                             $  1,058,078
                                                               Capital gains distributions                      578,382
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                              1,636,460
                                                                                                         ---------------
Net assets                                  $  40,725,603  Expenses:
                                          ----------------
                                                               Administrative expense                            16,210
                                                               Mortality and expense risk                       651,904
                                                               Contract maintenance charge                        1,129
                                                                                                         ---------------

                                                                                                                669,243
                                                                                                         ---------------

                                                           Net investment income                                967,217

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    317,790
                                                           Change in net unrealized depreciation on
                                                                investments                                    (488,309)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    796,698
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  37,862,526     $  38,169,100

Net increase in net assets resulting from operations                                          796,698         2,763,549

Capital shares transactions
   Net premiums                                                                             2,299,718         5,325,786
   Transfers of policy loans                                                                  (19,318)          (14,091)
   Transfers of surrenders                                                                 (2,972,747)       (2,906,110)
   Transfers of death benefits                                                               (433,282)         (552,956)
   Transfers of other terminations                                                         (1,623,372)       (1,880,115)
   Interfund and net transfers from (to) general account                                    4,815,380        (3,042,637)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                  2,066,379        (3,070,123)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                     2,863,077          (306,574)
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  40,725,603     $  37,862,526
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     116

Midland National Life Insurance Company
Separate Account C
PIMCO Variable Insurance Trust Low Duration Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     591,387 shares (cost $6,156,275)        $  6,138,598      Dividend income                             $    108,800
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                108,800
                                                                                                         ---------------
Net assets                                   $  6,138,598  Expenses:
                                          ----------------
                                                               Administrative expense                             1,090
                                                               Mortality and expense risk                       148,643
                                                               Contract maintenance charge                           48
                                                                                                         ---------------

                                                                                                                149,781
                                                                                                         ---------------

                                                           Net investment loss                                  (40,981)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     64,590
                                                           Change in net unrealized depreciation on
                                                                investments                                     (80,721)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (57,112)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  7,768,442     $  12,158,287

Net (decrease) increase in net assets resulting from operations                               (57,112)          392,115

Capital shares transactions
   Net premiums                                                                               380,325           340,875
   Transfers of policy loans                                                                       (2)               23
   Transfers of surrenders                                                                   (357,435)         (272,046)
   Transfers of death benefits                                                                (68,153)          (51,450)
   Transfers of other terminations                                                           (315,682)         (396,728)
   Interfund and net transfers to general account                                          (1,211,785)       (4,402,634)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                            (1,572,732)       (4,781,960)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,629,844)       (4,389,845)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  6,138,598      $  7,768,442
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     117

Midland National Life Insurance Company
Separate Account C
PIMCO Variable Insurance Trust High Yield Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,061,476 shares (cost $23,056,149)    $  22,869,229      Dividend income                             $  1,241,091
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                              1,241,091
                                                                                                         ---------------
Net assets                                  $  22,869,229  Expenses:
                                          ----------------
                                                               Administrative expense                             7,971
                                                               Mortality and expense risk                       338,729
                                                               Contract maintenance charge                          305
                                                                                                         ---------------

                                                                                                                347,005
                                                                                                         ---------------

                                                           Net investment income                                894,086

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (208,724)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (556,160)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    129,202
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  17,908,306     $  15,371,046

Net increase in net assets resulting from operations                                          129,202         1,851,455

Capital shares transactions
   Net premiums                                                                               800,876           694,858
   Transfers of policy loans                                                                   (2,302)           (2,106)
   Transfers of surrenders                                                                 (1,057,406)         (892,088)
   Transfers of death benefits                                                               (213,835)          (80,260)
   Transfers of other terminations                                                           (686,974)         (604,567)
   Interfund and net transfers from general account                                         5,991,362         1,569,968
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                             4,831,721           685,805
                                                                                       ---------------   ---------------

Total increase in net assets                                                                4,960,923         2,537,260
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  22,869,229     $  17,908,306
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     118

Midland National Life Insurance Company
Separate Account C
PIMCO Variable Insurance Trust Real Return Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     500,296 shares (cost $7,040,079)        $  6,979,131      Dividend income                             $    166,805
                                                               Capital gains distributions                      421,566
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                588,371
                                                                                                         ---------------
Net assets                                   $  6,979,131  Expenses:
                                          ----------------
                                                               Administrative expense                             4,809
                                                               Mortality and expense risk                       131,297
                                                               Contract maintenance charge                          647
                                                                                                         ---------------

                                                                                                                136,753
                                                                                                         ---------------

                                                           Net investment income                                451,618

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    382,226
                                                           Change in net unrealized depreciation on
                                                                investments                                    (129,940)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                     $    703,904
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  6,043,790      $  7,976,259

Net increase in net assets resulting from operations                                          703,904           360,381

Capital shares transactions
   Net premiums                                                                               386,998           543,682
   Transfers of policy loans                                                                      685            (4,313)
   Transfers of surrenders                                                                   (825,977)         (330,130)
   Transfers of death benefits                                                                (20,116)          (54,593)
   Transfers of other terminations                                                           (357,475)         (628,686)
   Interfund and net transfers from (to) general account                                    1,047,322        (1,818,810)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    231,437        (2,292,850)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       935,341        (1,932,469)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  6,979,131      $  6,043,790
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     119

Midland National Life Insurance Company
Separate Account C
PIMCO Variable Insurance Trust All Asset Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     183,776 shares (cost $2,022,822)        $  1,927,813      Dividend income                             $    117,874
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                117,874
                                                                                                         ---------------
Net assets                                   $  1,927,813  Expenses:
                                          ----------------
                                                               Administrative expense                               226
                                                               Mortality and expense risk                        35,556
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 35,782
                                                                                                         ---------------

                                                           Net investment income                                 82,092

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (24,753)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (90,655)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (33,316)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,404,847      $    893,702

Net (decrease) increase in net assets resulting from operations                               (33,316)          110,039

Capital shares transactions
   Net premiums                                                                                 6,568             1,627
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (59,245)          (71,032)
   Transfers of death benefits                                                                (16,976)                -
   Transfers of other terminations                                                            (52,081)         (342,210)
   Interfund and net transfers from general account                                           678,016           812,721
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               556,282           401,106
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  522,966           511,145
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,927,813      $  1,404,847
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     120

Midland National Life Insurance Company
Separate Account C
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     173,831 shares (cost $2,030,313)        $  1,981,673      Dividend income                              $    16,740
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 16,740
                                                                                                         ---------------
Net assets                                   $  1,981,673  Expenses:
                                          ----------------
                                                               Administrative expense                             1,362
                                                               Mortality and expense risk                        45,742
                                                               Contract maintenance charge                           90
                                                                                                         ---------------

                                                                                                                 47,194
                                                                                                         ---------------

                                                           Net investment loss                                  (30,454)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (65,571)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (401,713)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (497,738)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  4,161,507      $  2,650,161

Net (decrease) increase in net assets resulting from operations                              (497,738)          505,734

Capital shares transactions
   Net premiums                                                                                85,176           100,650
   Transfers of policy loans                                                                   (1,319)             (666)
   Transfers of surrenders                                                                   (236,241)         (230,970)
   Transfers of death benefits                                                                (38,999)          (51,222)
   Transfers of other terminations                                                            (89,297)         (100,068)
   Interfund and net transfers (to) from general account                                   (1,401,416)        1,287,888
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,682,096)        1,005,612
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (2,179,834)        1,511,346
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,981,673      $  4,161,507
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     121

Midland National Life Insurance Company
Separate Account C
Goldman Sachs Variable Insurance Trust Large Cap Value Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     136,618 shares (cost $1,307,344)        $  1,282,843      Dividend income                              $     2,991
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  2,991
                                                                                                         ---------------
Net assets                                   $  1,282,843  Expenses:
                                          ----------------
                                                               Administrative expense                               168
                                                               Mortality and expense risk                         5,394
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  5,562
                                                                                                         ---------------

                                                           Net investment loss                                   (2,571)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     58,030
                                                           Change in net unrealized depreciation on
                                                                investments                                     (28,216)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    27,243
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    290,585      $    382,326

Net increase in net assets resulting from operations                                           27,243            26,943

Capital shares transactions
   Net premiums                                                                                15,168             9,871
   Transfers of policy loans                                                                      416            (1,912)
   Transfers of surrenders                                                                     (7,209)         (102,559)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (14,122)          (13,026)
   Interfund and net transfers from (to) general account                                      970,762           (11,058)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                    965,015          (118,684)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                       992,258           (91,741)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,282,843      $    290,585
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     122

Midland National Life Insurance Company
Separate Account C
Goldman Sachs Variable Insurance Trust Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     389,006 shares (cost $5,377,556)        $  5,092,088      Dividend income                              $    42,241
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 42,241
                                                                                                         ---------------
Net assets                                   $  5,092,088  Expenses:
                                          ----------------
                                                               Administrative expense                             2,039
                                                               Mortality and expense risk                        83,593
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 85,632
                                                                                                         ---------------

                                                           Net investment loss                                  (43,391)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    683,122
                                                           Change in net unrealized depreciation on
                                                                investments                                  (1,125,325)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (485,594)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  5,402,048      $  3,038,668

Net (decrease) increase in net assets resulting from operations                              (485,594)        1,053,718

Capital shares transactions
   Net premiums                                                                               777,971           806,168
   Transfers of policy loans                                                                   (9,002)             (532)
   Transfers of surrenders                                                                   (341,613)         (220,618)
   Transfers of death benefits                                                                (61,684)          (22,400)
   Transfers of other terminations                                                           (211,551)         (131,786)
   Interfund and net transfers from general account                                            21,513           878,830
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               175,634         1,309,662
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (309,960)        2,363,380
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  5,092,088      $  5,402,048
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     123

Midland National Life Insurance Company
Separate Account C
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     39,586 shares (cost $507,953)           $    480,184      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    480,184  Expenses:
                                          ----------------
                                                               Administrative expense                               301
                                                               Mortality and expense risk                        11,939
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 12,240
                                                                                                         ---------------

                                                           Net investment loss                                  (12,240)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                  (160,307)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (100,475)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (273,022)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,965,677      $    487,815

Net decrease in net assets resulting from operations                                         (273,022)          (63,793)

Capital shares transactions
   Net premiums                                                                                71,715            67,965
   Transfers of policy loans                                                                       75                (2)
   Transfers of surrenders                                                                   (171,537)          (99,005)
   Transfers of death benefits                                                                 (4,690)          (15,910)
   Transfers of other terminations                                                            (86,887)          (70,651)
   Interfund and net transfers (to) from general account                                   (1,021,147)        1,659,258
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,212,471)        1,541,655
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,485,493)        1,477,862
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    480,184      $  1,965,677
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     124

Midland National Life Insurance Company
Separate Account C
Neuberger Berman Advisors Management Trust Mid-Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     18,365 shares (cost $510,870)           $    494,753      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                   $    494,753  Expenses:
                                          ----------------
                                                               Administrative expense                               310
                                                               Mortality and expense risk                         8,521
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  8,831
                                                                                                         ---------------

                                                           Net investment loss                                   (8,831)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     92,707
                                                           Change in net unrealized depreciation on
                                                                investments                                    (112,147)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (28,271)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,906,291      $    580,166

Net (decrease) increase in net assets resulting from operations                               (28,271)          221,018

Capital shares transactions
   Net premiums                                                                                84,187            44,162
   Transfers of policy loans                                                                       93                (5)
   Transfers of surrenders                                                                   (150,309)         (117,631)
   Transfers of death benefits                                                                      -            (1,328)
   Transfers of other terminations                                                            (59,106)          (71,098)
   Interfund and net transfers (to) from general account                                   (1,258,132)        1,251,007
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                 (1,383,267)        1,105,107
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                    (1,411,538)        1,326,125
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    494,753      $  1,906,291
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     125

Midland National Life Insurance Company
Separate Account C
Neuberger Berman Advisors Management Trust Regency Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     6,317 shares (cost $87,356)              $    90,083      Dividend income                               $      614
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    614
                                                                                                         ---------------
Net assets                                    $    90,083  Expenses:
                                          ----------------
                                                               Administrative expense                                64
                                                               Mortality and expense risk                         1,722
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  1,786
                                                                                                         ---------------

                                                           Net investment loss                                   (1,172)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     16,951
                                                           Change in net unrealized depreciation on
                                                                investments                                     (19,094)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (3,315)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    346,183      $    126,506

Net (decrease) increase in net assets resulting from operations                                (3,315)            9,646

Capital shares transactions
   Net premiums                                                                                   278             8,858
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                       (670)          (15,199)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (5,090)           (1,180)
   Interfund and net transfers (to) from general account                                     (247,303)          217,552
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (252,785)          210,031
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (256,100)          219,677
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    90,083      $    346,183
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     126

Midland National Life Insurance Company
Separate Account C
Premier VIT NACM Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     0 shares (cost $0)                        $        -      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                     $        -  Expenses:
                                          ----------------
                                                               Administrative expense                                 -
                                                               Mortality and expense risk                             -
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                      -
                                                                                                         ---------------

                                                           Net investment income                                      -

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                          -
                                                           Change in net unrealized appreciation on
                                                                investments                                           -
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $        -
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                            $        -      $    805,818

Net increase in net assets resulting from operations                                                -           131,757

Capital shares transactions
   Net premiums                                                                                     -           108,457
   Transfers of policy loans                                                                        -                64
   Transfers of surrenders                                                                          -           (18,576)
   Transfers of death benefits                                                                      -            (3,213)
   Transfers of other terminations                                                                  -            (9,937)
   Interfund and net transfers to general account                                                   -        (1,014,370)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                          -          (937,575)
                                                                                       ---------------   ---------------

Total increase (decrease) in net assets                                                             -          (805,818)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                  $        -        $        -
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     127

Midland National Life Insurance Company
Separate Account C
Credit Suisse Trust International Equity Flex II Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     0 shares (cost $0)                        $        -      Dividend income                               $      642
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    642
                                                                                                         ---------------
Net assets                                     $        -  Expenses:
                                          ----------------
                                                               Administrative expense                                 5
                                                               Mortality and expense risk                           462
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                    467
                                                                                                         ---------------

                                                           Net investment income                                    175

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                    (1,417)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (3,212)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $     (4,454)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                           $    31,378       $    18,030

Net (decrease) increase in net assets resulting from operations                                (4,454)            1,957

Capital shares transactions
   Net premiums                                                                                 2,999                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                         (3)           (3,978)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                               (746)             (628)
   Interfund and net transfers (to) from general account                                      (29,174)           15,997
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                    (26,924)           11,391
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                       (31,378)           13,348
                                                                                       ---------------   ---------------

Net assets at end of year                                                                  $        -       $    31,378
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     128

Midland National Life Insurance Company
Separate Account C
Credit Suisse Trust U.S. Equity Flex II Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     0 shares (cost $0)                        $        -      Dividend income                               $      941
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    941
                                                                                                         ---------------
Net assets                                     $        -  Expenses:
                                          ----------------
                                                               Administrative expense                                17
                                                               Mortality and expense risk                         2,801
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  2,818
                                                                                                         ---------------

                                                           Net investment loss                                   (1,877)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (28,566)
                                                           Change in net unrealized appreciation on
                                                                investments                                      13,852
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (16,591)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    121,281      $    119,844

Net (decrease) increase in net assets resulting from operations                               (16,591)           11,922

Capital shares transactions
   Net premiums                                                                                     2             7,000
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                         (4)                -
   Transfers of death benefits                                                                      -           (21,399)
   Transfers of other terminations                                                             (2,362)           (2,120)
   Interfund and net transfers (to) from general account                                     (102,326)            6,034
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (104,690)          (10,485)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (121,281)            1,437
                                                                                       ---------------   ---------------

Net assets at end of year                                                                  $        -      $    121,281
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     129

Midland National Life Insurance Company
Separate Account C
Dreyfus Variable Investment Fund Appreciation Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     42,163 shares (cost $1,576,441)         $  1,591,230      Dividend income                              $    26,791
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 26,791
                                                                                                         ---------------
Net assets                                   $  1,591,230  Expenses:
                                          ----------------
                                                               Administrative expense                               589
                                                               Mortality and expense risk                        33,442
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 34,031
                                                                                                         ---------------

                                                           Net investment loss                                   (7,240)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                   (50,501)
                                                           Change in net unrealized appreciation on
                                                                investments                                       1,393
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (56,348)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,686,774      $    105,247

Net (decrease) increase in net assets resulting from operations                               (56,348)            8,791

Capital shares transactions
   Net premiums                                                                                 4,366                76
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (122,722)           (5,424)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (29,902)           (6,376)
   Interfund and net transfers from general account                                           109,062         1,584,460
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                    (39,196)        1,572,736
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                       (95,544)        1,581,527
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $  1,591,230      $  1,686,774
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     130

Midland National Life Insurance Company
Separate Account C
Dreyfus Variable Investment Fund International Value Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     10,015 shares (cost $107,100)            $    89,631      Dividend income                              $     2,004
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  2,004
                                                                                                         ---------------
Net assets                                    $    89,631  Expenses:
                                          ----------------
                                                               Administrative expense                                16
                                                               Mortality and expense risk                         2,848
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  2,864
                                                                                                         ---------------

                                                           Net investment loss                                     (860)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                    (2,249)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (21,508)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (24,617)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    122,768       $    98,657

Net (decrease) increase in net assets resulting from operations                               (24,617)              310

Capital shares transactions
   Net premiums                                                                                   294             4,303
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                     (9,740)           (1,063)
   Transfers of death benefits                                                                      -           (20,882)
   Transfers of other terminations                                                               (916)           (2,469)
   Interfund and net transfers from general account                                             1,842            43,912
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                     (8,520)           23,801
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                       (33,137)           24,111
                                                                                       ---------------   ---------------

Net assets at end of year                                                                 $    89,631      $    122,768
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     131

Midland National Life Insurance Company
Separate Account C
Dreyfus Variable Investment Fund Socially Responsible Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     0 shares (cost $0)                        $        -      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                     $        -  Expenses:
                                          ----------------
                                                               Administrative expense                                 -
                                                               Mortality and expense risk                             -
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                      -
                                                                                                         ---------------

                                                           Net investment income                                      -

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                          -
                                                           Change in net unrealized appreciation on
                                                                investments                                           -
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $        -
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                            $        -        $        -

Net increase in net assets resulting from operations                                                -               351

Capital shares transactions
   Net premiums                                                                                     -                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -                 -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                                  -                 -
   Interfund and net transfers to general account                                                   -              (351)
                                                                                       ---------------   ---------------

     Net increase (decrease) in net assets from capital share transactions                          -              (351)
                                                                                       ---------------   ---------------

Total increase in net assets                                                                        -                 -
                                                                                       ---------------   ---------------

Net assets at end of year                                                                  $        -        $        -
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     132

Midland National Life Insurance Company
Separate Account C
Direxion Insurance Trust HY Bond Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     10,779 shares (cost $164,395)           $    163,169      Dividend income                              $     8,575
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  8,575
                                                                                                         ---------------
Net assets                                   $    163,169  Expenses:
                                          ----------------
                                                               Administrative expense                               134
                                                               Mortality and expense risk                         5,021
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  5,155
                                                                                                         ---------------

                                                           Net investment income                                  3,420

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized losses on investments                    (7,978)
                                                           Change in net unrealized appreciation on
                                                                investments                                       3,906
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $      (652)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    161,172       $    48,543

Net (decrease) increase in net assets resulting from operations                                  (652)           23,978

Capital shares transactions
   Net premiums                                                                                    21                 -
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (57,894)                -
   Transfers of death benefits                                                                      -            (9,419)
   Transfers of other terminations                                                             (3,183)           (6,551)
   Interfund and net transfers from general account                                            63,705           104,621
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                                 2,649            88,651
                                                                                       ---------------   ---------------

Total increase in net assets                                                                    1,997           112,629
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    163,169      $    161,172
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     133

Midland National Life Insurance Company
Separate Account C
Invesco Van Kampen Variable Insurance Funds Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     38,294 shares (cost $665,150)           $    679,334      Dividend income                              $     8,043
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  8,043
                                                                                                         ---------------
Net assets                                   $    679,334  Expenses:
                                          ----------------
                                                               Administrative expense                               104
                                                               Mortality and expense risk                        19,466
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 19,570
                                                                                                         ---------------

                                                           Net investment loss                                  (11,527)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (53,977)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (17,895)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (83,399)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    329,578      $    195,824

Net (decrease) increase in net assets resulting from operations                               (83,399)            2,958

Capital shares transactions
   Net premiums                                                                                   169                 1
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (29,599)                -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (32,441)           (2,278)
   Interfund and net transfers from general account                                           495,026           133,073
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                               433,155           130,796
                                                                                       ---------------   ---------------

Total increase in net assets                                                                  349,756           133,754
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    679,334      $    329,578
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     134

Midland National Life Insurance Company
Separate Account C
Morgan Stanley Universal Institutional Funds Emerging Markets Debt Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     30,393 shares (cost $248,835)           $    251,047      Dividend income                              $     8,267
                                                               Capital gains distributions                        2,612
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                 10,879
                                                                                                         ---------------
Net assets                                   $    251,047  Expenses:
                                          ----------------
                                                               Administrative expense                               192
                                                               Mortality and expense risk                         7,360
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  7,552
                                                                                                         ---------------

                                                           Net investment income                                  3,327

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                    (1,338)
                                                           Change in net unrealized depreciation on
                                                                investments                                      (1,230)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $      759
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    340,567      $    164,309

Net increase in net assets resulting from operations                                              759             6,098

Capital shares transactions
   Net premiums                                                                                 1,234               824
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (79,450)             (261)
   Transfers of death benefits                                                                      -           (14,771)
   Transfers of other terminations                                                             (5,710)           (6,847)
   Interfund and net transfers (to) from general account                                       (6,353)          191,215
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                    (90,279)          170,160
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                       (89,520)          176,258
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    251,047      $    340,567
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     135

Midland National Life Insurance Company
Separate Account C
Morgan Stanley Universal Institutional Funds Emerging Markets Equity Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     33,501 shares (cost $466,057)           $    418,758      Dividend income                               $      882
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                    882
                                                                                                         ---------------
Net assets                                   $    418,758  Expenses:
                                          ----------------
                                                               Administrative expense                               284
                                                               Mortality and expense risk                        23,840
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 24,124
                                                                                                         ---------------

                                                           Net investment loss                                  (23,242)

                                                           Realized and change in unrealized losses
                                                             on investments
                                                           Net realized losses on investments                   (33,421)
                                                           Change in net unrealized depreciation on
                                                                investments                                    (250,976)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (307,639)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $  1,581,054      $  2,354,465

Net (decrease) increase in net assets resulting from operations                              (307,639)           94,352

Capital shares transactions
   Net premiums                                                                                56,863            17,477
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (27,347)           (1,349)
   Transfers of death benefits                                                                 (8,864)                -
   Transfers of other terminations                                                            (10,289)          (11,993)
   Interfund and net transfers to general account                                            (865,020)         (871,898)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (854,657)         (867,763)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                               (1,162,296)         (773,411)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    418,758      $  1,581,054
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     136

Midland National Life Insurance Company
Separate Account C
Morgan Stanley Universal Institutional Funds Mid Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     34,802 shares (cost $378,495)           $    386,996      Dividend income                              $     1,305
                                                               Capital gains distributions                          219
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  1,524
                                                                                                         ---------------
Net assets                                   $    386,996  Expenses:
                                          ----------------
                                                               Administrative expense                               216
                                                               Mortality and expense risk                        15,332
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                 15,548
                                                                                                         ---------------

                                                           Net investment loss                                  (14,024)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    110,674
                                                           Change in net unrealized depreciation on
                                                                investments                                    (111,103)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $    (14,453)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    688,148      $    268,742

Net (decrease) increase in net assets resulting from operations                               (14,453)          126,567
Capital shares transactions
   Net premiums                                                                                 1,291             3,136
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (56,736)           (6,344)
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                            (26,094)          (14,940)
   Interfund and net transfers (to) from general account                                     (205,160)          310,987
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                   (286,699)          292,839
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                      (301,152)          419,406
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    386,996      $    688,148
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     137

Midland National Life Insurance Company
Separate Account C
Morgan Stanley Universal Institutional Funds U.S. Mid Cap Value Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     8,583 shares (cost $107,346)            $    109,267      Dividend income                               $      573
                                                               Capital gains distributions                        1,659
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  2,232
                                                                                                         ---------------
Net assets                                   $    109,267  Expenses:
                                          ----------------
                                                               Administrative expense                                47
                                                               Mortality and expense risk                         4,177
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  4,224
                                                                                                         ---------------

                                                           Net investment loss                                   (1,992)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     72,797
                                                           Change in net unrealized depreciation on
                                                                investments                                     (17,300)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $    53,505
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    157,983      $    108,022

Net increase in net assets resulting from operations                                           53,505            59,065

Capital shares transactions
   Net premiums                                                                                 1,404             3,150
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                          -                 -
   Transfers of death benefits                                                                      -                 -
   Transfers of other terminations                                                             (4,095)           (5,136)
   Interfund and net transfers to general account                                             (99,530)           (7,118)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                              (102,221)           (9,104)
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                       (48,716)           49,961
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    109,267      $    157,983
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     138

Midland National Life Insurance Company
Separate Account C
Morgan Stanley Universal Institutional Funds U.S. Real Estate Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     14,942 shares (cost $192,095)           $    201,715      Dividend income                              $     1,233
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                  1,233
                                                                                                         ---------------
Net assets                                   $    201,715  Expenses:
                                          ----------------
                                                               Administrative expense                               421
                                                               Mortality and expense risk                         4,873
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                  5,294
                                                                                                         ---------------

                                                           Net investment loss                                   (4,061)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                     11,111
                                                           Change in net unrealized depreciation on
                                                                investments                                      (2,660)
                                                                                                         ---------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $     4,390
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                          $    222,824       $    16,730

Net increase in net assets resulting from operations                                            4,390            14,134

Capital shares transactions
   Net premiums                                                                                   662                84
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                    (11,551)                -
   Transfers of death benefits                                                                      -            (8,436)
   Transfers of other terminations                                                             (9,783)           (1,379)
   Interfund and net transfers (to) from general account                                       (4,827)          201,691
                                                                                       ---------------   ---------------

     Net (decrease) increase in net assets from capital share transactions                    (25,499)          191,960
                                                                                       ---------------   ---------------

Total (decrease) increase in net assets                                                       (21,109)          206,094
                                                                                       ---------------   ---------------

Net assets at end of year                                                                $    201,715      $    222,824
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     139

Midland National Life Insurance Company
Separate Account C
Northern Lights Variable Trust Adaptive Allocation Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets:
   Investment in Portfolio,                                Investment income:
     3,359,414 shares (cost $36,023,800)    $  36,214,488      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net assets                                  $  36,214,488  Expenses:
                                          ----------------
                                                               Administrative expense                             8,358
                                                               Mortality and expense risk                       647,690
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                656,048
                                                                                                         ---------------

                                                           Net investment loss                                 (656,048)

                                                           Realized and change in unrealized gains
                                                             (losses) on investments
                                                           Net realized gains on investments                    873,343
                                                           Change in net unrealized depreciation on
                                                                investments                                  (2,807,017)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                    $  (2,589,722)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  24,764,596     $  14,988,870

Net (decrease) increase in net assets resulting from operations                            (2,589,722)        3,133,113

Capital shares transactions
   Net premiums                                                                                49,092             6,645
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                 (2,784,606)          (98,974)
   Transfers of death benefits                                                                (14,872)                -
   Transfers of other terminations                                                           (803,194)         (548,831)
   Interfund and net transfers from general account                                        17,593,194         7,283,773
                                                                                       ---------------   ---------------

     Net increase in net assets from capital share transactions                            14,039,614         6,642,613
                                                                                       ---------------   ---------------

Total increase in net assets                                                               11,449,892         9,775,726
                                                                                       ---------------   ---------------

Net assets at end of year                                                               $  36,214,488     $  24,764,596
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     140

Midland National Life Insurance Company
Separate Account C
Northern Lights Variable Trust Chariot Absolute Return All Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
    December 31, 2011                                             Year Ended December 31, 2011
Assets
   Investment in Portfolio,                                Investment income:
     0 shares (cost $0)                        $        -      Dividend income                               $        -
                                                               Capital gains distributions                            -
                                                                                                         ---------------
Liabilities                                             -
                                          ----------------
                                                                                                                      -
                                                                                                         ---------------
Net Assets                                     $        -    Expenses:
                                          ----------------
                                                               Administrative expense                             2,555
                                                               Mortality and expense risk                       145,768
                                                               Contract maintenance charge                            -
                                                                                                         ---------------

                                                                                                                148,323
                                                                                                         ---------------

                                                           Net investment loss                                 (148,323)

                                                           Realized and change in unrealized losses
                                                            on investments
                                                           Net realized losses on investments                   (21,688)
                                                           Change in net unrealized depreciation on
                                                                investments                                     (32,335)
                                                                                                         ---------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $   (202,346)
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2011 and 2010

                                                                                            2011              2010

Net assets at beginning of year                                                         $  11,219,989     $  17,095,601

Net decrease in net assets resulting from operations                                         (202,346)         (305,087)

Capital shares transactions
   Net premiums                                                                                18,271            45,625
   Transfers of policy loans                                                                        -                 -
   Transfers of surrenders                                                                   (662,916)         (654,078)
   Transfers of death benefits                                                                (19,838)          (70,182)
   Transfers of other terminations                                                           (106,459)         (325,016)
   Interfund and net transfers to general account                                         (10,246,701)       (4,566,874)
                                                                                       ---------------   ---------------

     Net decrease in net assets from capital share transactions                           (11,017,643)       (5,570,525)
                                                                                       ---------------   ---------------

Total decrease in net assets                                                              (11,219,989)       (5,875,612)
                                                                                       ---------------   ---------------

Net assets at end of year                                                                  $        -     $  11,219,989
                                                                                       ---------------   ---------------

           The accompanying notes are an integral part of these financial statements

                                                     141

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements
--------------------------------------------------------------------------------

1.      Organization and Significant Accounting Policies

        Organization
        Midland National Life Separate Account C ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company
        Act of 1940 as amended, is a segregated investment account of Midland
        National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa insurance laws. The assets and liabilities of the
        Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account consists of eight insurance products, each with different characteristics and product features which result in varying charges. The Separate Account is used to fund variable annuity contracts of the Company. Sammons
        Securities Corporation, an affiliate, serves as the underwriter of the variable products.

        Investments
        The Separate Account invests in specified portfolios of Fidelity
        Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance
        Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund
        III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"),
        MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc.
        ("LAC"), Alger Fund ("FAM"), Calvert Variable Series, Inc. ("CAM"),
        Invesco Variable Insurance Funds ("INV"), J.P. Morgan Series Trust II
        ("JP"), Rydex Variable Trust ("RYDEX"), ProFunds VP ("PF"), Van Eck
        Insurance Portfolio ("VEVIP"), Janus Aspen Series ("JANUS"), PIMCO
        Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable Insurance
        Trust ("Goldman"), Neuberger Berman Advisors Management Trust
        ("Neuberger"), Premier VIT ("Premier"), Credit Suisse Trust ("CS"),
        Dreyfus Variable Investment Fund ("Dreyfus"), Direxion Insurance Trust
        ("Direxion"), Invesco Van Kampen Variable Insurance Funds ("IVKVI"),
        Morgan Stanley Universal Institutional Funds ("MSUIF"), and Northern
        Lights Variable Trust ("NLVT"), (collectively "the Funds"), each diversified open-end management companies registered under the
        Investment Company Act of 1940, as directed by participants.

        All portfolios have been in existence for more than two years.

        Effective June 1, 2007, the Alger American Fund Small Capitalization
        Portfolio was closed to new investors. Policyholders that had existing shares in the fund were allowed to continue to make additional investments into the fund.

        Effective December 1, 2007, the Rydex Dow 2x Strategy Fund, Rydex
        NASDAQ-100 2x Strategy Fund, Rydex S&P 500 2x Strategy Fund, and Rydex
        Inverse Dow 2x Strategy Fund ceased to be available for new investment.
        All policyholders with money invested in these Investment Divisions as of the close of business on November 30, 2007, were able to make additional investments into the portfolio. However, all policyholders who redeemed or transferred completely out of these Investment Divisions after November 30, 2007, were no longer allowed to reinvest in this portfolio.

        Effective January 8, 2008, the Premier OpCap Renaissance Portfolio was
        liquidated. The plan of liquidation and dissolution was approved by the
        Board of Trustees of Premier VIT. All policyowners were given the opportunity to transfer any values in this fund to any other option(s)
        of their choice without incurring a transfer charge.

        Effective May 1, 2009, the CS Global Small Cap Portfolio was renamed the
        CS International Equity Flex II Portfolio and the CS Large Cap Value
        Portfolio was renamed the CS U.S. Equity Flex II Portfolio.

        Effective December 8, 2009, the Van Eck Worldwide Real Estate Fund was
        liquidated. The plan of liquidation and dissolution was approved by the
        Board of Trustees of Van Eck Worldwide Insurance Trust. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.

        Effective December 23, 2009, the Direxion Evolution VP Managed Bond Fund
        and Direxion Evolution VP All-Cap Equity Fund were liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of
        Direxion Insurance Trust. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.

        Effective April 16, 2010, the Premier NACM Small Cap Fund was
        liquidated. The plan of liquidation and dissolution was approved by the
        Board of Trustees of Premier VIT. All policy owners were given the opportunity to transfer any values in this fund to any other option(s)
        of their choice without incurring a transfer charge. Transfer or premium payments not redirected by March 11, 2010 were transferred to the
        Fidelity VIPF Money Market Portfolio.

        Effective April 30, 2010, the JANUS Growth and Income Portfolio was
        liquidated. The plan of liquidation and dissolution was approved by the
        Board of Trustees of the Janus Aspen Series. All policy owners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Transfer or premium payments not redirected by March 11, 2010 were transferred to the Fidelity VIPF Money Market Portfolio.

        Effective May 1, 2010, the AIM Variable Insurance Funds were renamed the
        Invesco Variable Insurance Funds, the Alger American Funds were renamed the Alger Funds, and the Van Eck Worldwide Insurance Trust was renamed the Van Eck Variable Insurance Portfolio.

        Effective May 1, 2010, several funds had name changes which included the following. The JP Bond Portfolio was renamed the JP Core Bond Portfolio and the JP Small Company Portfolio was renamed the JP Small Cap Core
        Portfolio. The RYDEX Sector Rotation Fund was also renamed the RYDEX US
        Long Short Momentum Fund and LAC International Portfolio was renamed the
        LAC International Opportunities Portfolio. The VEVIP Worldwide Bond Fund
        was renamed the VEVIP Global Bond Fund, the VEVIP Worldwide Emerging
        Markets Fund was renamed the VEVIP Emerging Markets Fund, and the VEVIP
        Worldwide Hard Assets Fund was renamed the VEVIP Global Hard Assets
        Fund. The CAM Social Equity Portfolio was renamed the CAM Equity
        Portfolio and the CAM Social Mid Cap Growth Portfolio was renamed the
        CAM Mid Cap Growth Portfolio. The NLVT Chariot Absolute Return Currency
        Portfolio was renamed the NLVT Chariot Absolute Return All Opportunities
        Portfolio.

        Effective June 1, 2010, the Van Kampen Universal Institutional Funds
        were renamed the Morgan Stanley Universal Institutional Funds and the
        Van Kampen Life Investment Trust was renamed the Invesco Van Kampen
        Variable Insurance Funds.

        Effective June 1, 2010, the Goldman Growth and Income Fund was renamed the Goldman Large Cap Value Fund.

        Effective March 31, 2011, the MSUIF Mid Cap Growth Portfolio was closed to new investors. Policyholders that had existing shares in the fund were allowed to continue to make additional investments into the fund.

        Effective May 2, 2011, the INV Financial Services Fund was renamed the
        INV Dividend Growth Fund.

        Effective August 31, 2011, the NLVT Chariot Absolute Return All
        Opportunities Portfolio was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of the Northern Lights
        Variable Trust. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.

        Effective October 21, 2011, the CS International Equity Flex II
        Portfolio and CS U.S. Equity Flex II Portfolio were liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of
        Credit Suisse Trust. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.

        Effective December 5, 2011, the RYDEX Government Long Bond 1.2x Strategy
        Fund had a reverse share split. All policyowners were given half as many shares at twice the price.

        Investments in shares of the Funds are valued at the net asset values
        (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.

        Current accounting standards define fair value as based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value standards also establish a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.
        The Company does not hold any Level 2 securities in the Separate
        Account.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments. The Company does not hold any Level 3 securities in the Separate Account.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
        The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

        The Company's investments were classified as follows:

                                       Quoted prices    Significant
                                         in active         other        Significant
                                        markets for      observable     unobservable
                                      identical assets     inputs          inputs
                                         (Level 1)       (Level 2)       (Level 3)        Total
Assets
Mutual funds                           $445,318,700         $ -            $ -         $445,318,700

        It is the Company's policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels for the year ended December 31, 2011.

        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the
        Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed.
        Charges for state and local taxes, if any, attributable to the Separate
        Account may also be made.

        Use of Estimates
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Subsequent Events
        The Company evaluated subsequent events through April 24, 2012, the date the financial statements were available to be issued. There were no subsequent event transactions that required disclosure in the financial statements.

2.      Expenses

        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.

        o       A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

        o       A mortality and expense risk fee is charged in return for the
                Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

        o       A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

3.      Purchases and Sales of Investment Securities

        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2011 and 2010 were as follows:

                                                           2011                               2010
                                            --------------------------------  ---------------------------------
Portfolio                                      Purchases         Sales           Purchases          Sales

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                      $ 76,987,692    $ 80,013,183      $ 56,863,304     $ 54,894,976
   High Income Portfolio                         50,247,839      44,893,853        61,412,223       56,809,201
   Equity-Income Portfolio                        4,138,560       4,825,592         3,451,215        3,579,554
   Growth Portfolio                               3,717,770       5,107,286           537,308        1,995,178
   Overseas Portfolio                             6,726,125       7,432,709         7,408,199        8,221,297
   Mid Cap Portfolio                              2,387,245       5,202,436         7,186,689        6,989,603
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                          333,394         466,564           150,924          815,307
   Investment Grade Bond Portfolio               15,298,630      16,477,391        13,532,694       13,814,408
   Index 500 Portfolio                            3,568,119       7,238,124         4,079,747        6,503,697
   Contrafund Portfolio                           2,947,879       5,124,254         2,638,961        5,524,742
   Asset Manager: Growth Portfolio                  112,151         265,857            58,126          437,447
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                               894,800       1,436,987           932,770          732,892
   Growth & Income Portfolio                      1,345,356         593,660           159,843          751,789
   Growth Opportunities Portfolio                   816,588       2,469,626         2,474,734          993,857
   Value Strategies Portfolio                       115,384       2,116,973         6,293,428        5,179,294
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                    278,266         390,358           382,119          384,936
   Capital Appreciation Fund                        833,114       3,102,984         7,676,539        6,924,804
   International Fund                             2,793,435       4,699,137         4,705,685        7,188,456
   Value Fund                                     2,235,626       3,936,731         1,947,730        4,133,201
   Income & Growth Fund                             906,723         563,822           325,064          243,838
   Inflation Protection Fund                     24,188,069      22,851,621         3,699,110        2,665,986
   Large Company Value Fund                       1,375,953         302,764           185,778          103,270
   Mid Cap Value Fund                               537,373         264,696           543,811          544,990
   Ultra Fund                                     3,479,908       4,244,512         1,112,642        4,246,859
MFS Variable Insurance Trust
   Research Series                                   28,700         108,331            25,083          130,337
   Growth Series                                    173,020         483,041           206,190          548,673
   Investors Trust Series                            32,717         151,027            93,052          200,275
   New Discovery Series                           4,954,695       6,893,212         8,769,144        7,748,336
Lord Abbett Series Fund, Inc.
   Growth & Income Portfolio                        415,389       1,625,022         1,348,442        2,381,117
   Mid-Cap Value Portfolio                          984,850       2,574,825           785,933        3,618,044
   International Opportunities Portfolio          2,701,690       4,112,286         3,475,961        5,333,674
Alger Fund
   Large Cap Growth Portfolio                     2,070,693       4,155,147         2,531,380        4,782,527
   Mid Cap Growth Portfolio                       2,785,552       2,708,924         3,424,057        3,958,184
   Capital Appreciation Portfolio                   638,285         960,912         1,992,356        2,920,870
   Small Cap Growth Portfolio                       146,912         434,401            39,021          494,353
Calvert Variable Series, Inc.
   Mid Cap Growth Portfolio                       3,109,365       5,821,382         6,096,377        3,510,225
   Equity Portfolio                               1,617,003       1,348,625           157,401          184,790
Invesco Variable Insurance Funds
   Technology Fund                                1,160,205       1,160,628         1,171,039        1,212,225
   Utilities Fund                                   542,802         526,262           316,485          306,927
   Dividend Growth Fund                             399,775         869,602           507,874          834,948
   Global Health Care Fund                          382,194         913,855           814,720        1,106,118
   Basic Value Fund                                  24,397          84,315           119,273          151,703
   Global Real Estate Fund                          363,525         624,722           805,091          738,017
   International Growth Fund                        471,300         530,794           396,389          551,045
   Mid Cap Core Equity Fund                       1,668,691         996,777           325,507          380,438
J.P. Morgan Series Trust II
   Core Bond Portfolio                           13,712,069      12,137,176         1,648,927        1,998,028
   Small Cap Core Portfolio                         980,802       2,692,070         3,828,040          840,917
Rydex Variable Trust
   Nova Fund                                      1,705,998       1,887,689           661,582          556,475
   NASDAQ-100 Fund                                5,467,994       5,121,342         2,128,727        2,136,181
   U.S. Government Money Market Fund              3,148,818       3,559,385        11,317,127       10,625,721
   Inverse S&P 500 Strategy Fund                  2,773,892       2,992,688         4,826,495        4,403,299
   Inverse NASDAQ-100 Strategy Fund               4,362,520       2,863,724         4,147,420        4,012,048
   Inverse Government Long Bond Strategy Fund       746,862       1,393,588         1,169,953          239,478
   US Long Short Momentum Fund                      125,225         226,223           148,725          295,945
   Government Long Bond 1.2x Strategy            17,431,737      19,011,618        17,162,870       16,661,725
   Dow 2x Strategy Fund                                   -               -                 -                -
   NASDAQ-100 2x Strategy Fund                          303              47             5,724            5,760
   S&P 500 2x Strategy Fund                               -             631                 -              532
   Inverse Dow 2x Strategy Fund                           -              38            11,035           11,094
ProFunds VP
   Access VP High Yield Fund                      5,296,032       5,320,216         5,107,143        5,476,583
   Asia 30                                        7,660,565       8,677,393        18,567,837       20,580,681
   Banks                                          1,479,410       1,762,194         5,122,317        5,046,587
   Basic Materials                                2,810,911       3,960,751         7,479,557        8,189,231
   Bear                                          42,852,030      42,146,854       100,122,808      100,173,772
   Biotechnology                                  1,053,377       1,058,347         2,211,474        2,272,394
   Bull                                          86,461,444      85,849,710       134,292,710      136,823,098
   Consumer Goods                                 1,801,080       2,992,354         4,899,866        3,124,035
   Consumer Services                              1,432,972       2,155,514         2,604,045        1,791,606
   Dow 30                                         1,879,866       1,260,793         1,343,497        1,292,865
   Emerging Markets                               6,823,647       7,231,020        17,074,545       19,523,607
   Europe 30                                      3,120,402       3,230,907         4,092,887        4,343,572
   Falling U.S. Dollar                            1,119,049       1,092,433         2,225,663        2,214,091
   Financials                                       406,464         417,683         3,527,152        3,778,232
   Health Care                                    2,974,094       3,771,227         1,911,211        1,454,395
   Industrials                                    2,509,158       3,060,873         4,259,654        3,837,753
   International                                  1,158,689       1,249,174           541,582          370,621
   Internet                                         892,061       1,412,369         1,103,252          820,627
   Japan                                          1,190,599       1,327,422         3,216,646        2,852,693
   Large-Cap Growth                               4,482,382       5,048,774         1,816,866        1,091,077
   Large-Cap Value                                2,654,216       3,202,033         6,934,928        5,542,797
   Mid-Cap                                        2,725,582       2,624,931         3,849,746        4,272,370
   Mid-Cap Growth                                 6,162,885       7,133,337         4,707,399        3,933,525
   Mid-Cap Value                                    751,021         981,760         3,754,316        3,660,320
   Money Market                                 311,423,513     316,292,524       360,798,952      365,478,819
   Oil & Gas                                      6,593,833       7,829,753        10,453,891        9,776,892
   NASDAQ-100                                    68,642,209      72,206,754        58,445,632       57,790,709
   Pharmaceuticals                                1,245,798       1,117,683         1,319,706        1,220,453
   Precious Metals                               10,850,981      12,000,055        13,139,141       12,188,745
   Real Estate                                    1,830,939       2,501,903         8,180,317        7,921,765
   Rising Rates Opportunity                      18,087,244      20,921,773        21,240,052       18,079,223
   Semiconductor                                    492,603         486,526           389,727        2,126,061
   Short Dow 30                                     476,999         449,471         2,917,334        2,900,894
   Short Emerging Markets                         1,943,446       2,643,686        16,282,728       15,494,099
   Short International                            1,288,419       1,251,966         2,004,340        2,059,450
   Short Mid-Cap                                    861,890         843,182         4,084,204        4,262,840
   Short NASDAQ-100                              52,044,294      51,328,565        63,002,966       63,399,543
   Short Small-Cap                               16,744,985      16,783,250        19,399,104       20,381,212
   Small-Cap                                     13,995,429      12,961,678        23,229,601       23,816,609
   Small-Cap Growth                               2,405,921       3,249,316         5,079,906        4,596,759
   Small-Cap Value                                1,630,231       1,792,761         3,206,440        2,960,513
   Technology                                       627,275         695,181         1,608,208        2,899,480
   Telecommunications                               867,547         864,465         2,046,177        3,557,500
   U.S. Government Plus                          30,072,206      29,821,280        21,909,841       21,554,112
   Ultra Bull                                   115,335,036     116,555,014       186,960,563      190,441,379
   Ultra Mid-Cap                                  9,725,986      10,255,353        14,290,648       14,265,739
   Ultra NASDAQ-100                               5,706,184       5,838,287        17,631,339       20,517,215
   Ultra Short Dow 30                            71,993,891      71,853,863       133,236,754      132,999,825
   Ultra Short NASDAQ-100                         9,245,338      10,277,057        24,855,694       22,420,412
   Ultra Small-Cap                               16,069,941      16,986,353        15,785,956       15,548,793
   Utilities                                      2,612,401       1,977,872         2,079,552        2,052,176
Van Eck Worldwide Insurance Trust
   Global Hard Assets Fund                       13,797,351      14,236,879        11,056,120       10,973,793
   Emerging Markets Fund                          8,759,079       8,855,007         7,166,720       12,657,958
   Global Bond Fund                              17,747,988      16,256,578           863,291          994,453
Janus Aspen Series
   Growth and Income Portfolio                            -               -            15,486          337,096
PIMCO Variable Insurance Trust
   Total Return Portfolio                        32,396,964      29,363,364        48,505,547       50,117,096
   Low Duration Portfolio                        10,947,540      12,561,255        17,851,956       22,702,233
   High Yield Portfolio                          45,895,501      40,169,690        38,996,008       37,408,680
   Real Return Portfolio                         30,422,772      29,739,717        13,434,080       15,673,331
   All Asset Portfolio                            2,278,403       1,640,028         4,631,469        4,185,159
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund               6,650,233       8,362,783         9,282,682        8,311,092
   Large Cap Value Fund                           2,619,365       1,656,920            37,862          158,846
   Mid Cap Value Fund                             5,017,784       4,885,541         6,010,443        4,735,253
Neuberger Berman Advisors Management Trust
   Small Cap Growth Portfolio                     3,297,038       4,521,748         3,180,425        1,647,373
   Mid-Cap Growth Portfolio                       1,980,430       3,372,528         4,856,206        3,763,562
   Regency Portfolio                                 29,923         283,879         1,125,402          917,680
Premier VIT
   NACM Small Cap Portfolio                               -               -           142,429        1,083,246
Credit Suisse Trust
   International Equity Flex II Portfolio             9,366          36,114            16,297            5,396
   U.S. Equity Flex II Portfolio                     72,305         178,874            19,794           32,736
Dreyfus Variable Investment Fund
   Appreciation Portfolio                         2,151,269       2,197,705         1,719,183          147,434
   International Value Portfolio                     90,966         100,346            87,674           64,802
   Socially Responsible Growth Fund                       -               -            15,036           15,329
Direxion Insurance Trust
   HY Bond Fund                                   2,419,568       2,413,499         3,500,891        3,410,925
Invesco Van Kampen Variable Insurance Fund
   Growth and Income Portfolio                    1,315,826         894,199           639,324          516,824
Morgan Stanley Universal Institutional Funds
   Emerging Markets Debt Portfolio                  789,271         876,224           340,981          170,611
   Emerging Markets Equity Portfolio              1,273,601       2,202,825         1,660,453        2,553,175
   Mid Cap Growth Portfolio                         573,113         873,836           705,634          426,361
   U.S. Mid Cap Value Portfolio                     338,514         391,398           868,824          881,553
   U.S. Real Estate Portfolio                       192,227         221,787           340,259          149,193
Northern Lights Variable Trust
   Adaptive Allocation Portfolio                 29,789,600      16,406,035         8,806,362        2,428,856
   Chariot Absolute Return All
   Opportunities Portfolio                       11,601,247      22,767,215         5,628,238       11,548,927
                                            ---------------- ---------------  ----------------  ---------------
                                             $1,476,363,698  $1,525,211,043    $1,834,066,993   $ 1,857,756,333
                                            ---------------- ---------------  ----------------  ---------------

4.      Summary of Changes from Unit Transactions

        Transactions in units for the years ended December 31, 2011 and 2010 were as follows:

                                                                   2011                                       2010
                                               ----------------------------------------   ------------------------------------------
                                                                           Net Increase/                             Net Increase/
Portfolio                                        Purchases       Sales     (Decrease)      Purchases       Sales       (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                          7,173,689    7,411,544     (237,855)      5,240,002    5,006,661         233,341
   High Income Portfolio                           2,810,546    2,590,862      219,684       3,676,255    3,530,960         145,295
   Equity-Income Portfolio                           294,589      327,795      (33,206)        307,113      278,152          28,961
   Growth Portfolio                                  309,179      377,394      (68,215)         40,162      119,616         (79,454)
   Overseas Portfolio                                489,676      562,875      (73,199)        552,800      600,051         (47,251)
   Mid Cap Portfolio                                 112,899      235,580     (122,681)        386,127      351,473          34,654
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                            21,648       24,898       (3,250)          9,474       48,418         (38,944)
   Investment Grade Bond Portfolio                 1,088,245    1,189,550     (101,305)        988,929      999,117         (10,188)
   Index 500 Portfolio                               235,445      535,246     (299,801)        322,828      535,105        (212,277)
   Contrafund Portfolio                              153,872      238,821      (84,949)        161,905      298,570        (136,665)
   Asset Manager: Growth Portfolio                     6,223       13,370       (7,147)          4,038       35,602         (31,564)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                                 64,646       98,923      (34,277)         70,232       52,023          18,209
   Growth & Income Portfolio                         117,775       40,951       76,824          16,526       61,499         (44,973)
   Growth Opportunities Portfolio                     66,089      208,035     (141,946)        232,521      102,500         130,021
   Value Strategies Portfolio                          8,923      165,539     (156,616)        576,560      500,452          76,108
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                      17,704       25,253       (7,549)         28,054       26,616           1,438
   Capital Appreciation Fund                          42,143      151,537     (109,394)        477,017      396,753          80,264
   International Fund                                195,234      315,013     (119,779)        365,305      546,260        (180,955)
   Value Fund                                        157,801      280,864     (123,063)        142,619      316,604        (173,985)
   Income & Growth Fund                               85,394       56,690       28,704          34,590       22,401          12,189
   Inflation Protection Fund                       1,914,856    1,843,594       71,262         311,163      223,278          87,885
   Large Company Value Fund                          148,118       33,269      114,849          21,905       11,415          10,490
   Mid Cap Value Fund                                 43,381       23,576       19,805          45,362       45,623            (261)
   Ultra Fund                                        333,196      443,440     (110,244)        138,825      479,790        (340,965)
MFS Variable Insurance Trust
   Research Series                                     2,822        8,595       (5,773)          2,611       10,687          (8,076)
   Growth Series                                      11,906       33,228      (21,322)         18,787       46,122         (27,335)
   Investors Trust Series                              2,505       12,458       (9,953)          8,568       18,060          (9,492)
   New Discovery Series                              288,841      407,841     (119,000)        699,590      626,149          73,441
Lord Abbett Series Fund, Inc.
   Growth & Income Portfolio                          31,903      124,119      (92,216)        121,438      205,883         (84,445)
   Mid-Cap Value Portfolio                            66,447      153,325      (86,878)         63,569      269,329        (205,760)
   International Opportunities Portfolio             153,419      233,444      (80,025)        219,992      344,065        (124,073)
Alger Fund
   Large Cap Growth Portfolio                        203,262      375,034     (171,772)        260,571      517,423        (256,852)
   Mid Cap Growth Portfolio                          234,598      231,363        3,235         323,976      393,374         (69,398)
   Capital Appreciation Portfolio                     44,922       84,897      (39,975)        158,044      277,965        (119,921)
   Small Cap Growth Portfolio                          8,700       30,479      (21,779)          4,638       48,368         (43,730)
Calvert Variable Series, Inc.
   Mid Cap Growth Portfolio                          218,933      435,983     (217,050)        546,942      327,376         219,566
   Equity Portfolio                                  118,104      112,109        5,995          14,801       17,339          (2,538)
Invesco Variable Insurance Funds
   Technology Fund                                    93,185       96,675       (3,490)        115,413      119,354          (3,941)
   Utilities Fund                                     31,138       31,215          (77)         20,196       20,809            (613)
   Dividend Growth Fund                               66,079      145,960      (79,881)         96,030      148,468         (52,438)
   Global Health Care Fund                            31,034       71,870      (40,836)         71,372       95,025         (23,653)
   Basic Value Fund                                    3,693       11,409       (7,716)         16,685       21,087          (4,402)
   Global Real Estate Fund                            41,541       70,171      (28,630)         92,263       86,486           5,777
   International Growth Fund                          45,872       52,117       (6,245)         42,232       59,562         (17,330)
   Mid Cap Core Equity Fund                          160,797       88,921       71,876          33,286       37,806          (4,520)
J.P. Morgan Series Trust II
   Core Bond Portfolio                             1,282,444    1,144,328      138,116         143,470      193,781         (50,311)
   Small Cap Core Portfolio                           71,418      194,418     (123,000)        315,360       74,777         240,583
Rydex Variable Trust
   Nova Fund                                         191,967      214,270      (22,303)         84,416       69,513          14,903
   NASDAQ-100 Fund                                   369,445      367,712        1,733         161,531      158,371           3,160
   U.S. Government Money Market Fund                 318,789      360,580      (41,791)      1,134,613    1,061,833          72,780
   Inverse S&P 500 Strategy Fund                     530,215      587,077      (56,862)        749,205      688,779          60,426
   Inverse NASDAQ-100 Strategy Fund                1,302,080      918,944      383,136       1,026,905    1,032,930          (6,025)
   Inverse Government Long Bond Strategy Fund        139,785      259,837     (120,052)        203,101       38,512         164,589
   US Long Short Momentum Fund                        10,206       16,465       (6,259)         12,795       23,271         (10,476)
   Government Long Bond 1.2x Strategy              1,360,173    1,318,549       41,624       1,559,777    1,544,881          14,896
   Dow 2x Strategy Fund                                    -            -            -               -            -               -
   NASDAQ-100 2x Strategy Fund                             -            -            -             819          819               -
   S&P 500 2x Strategy Fund                                -           69          (69)              1           68             (67)
   Inverse Dow 2x Strategy Fund                            -            1           (1)          1,782        1,782               -
ProFunds VP
   Access VP High Yield Fund                         414,561      426,367      (11,806)        414,975      483,915         (68,940)
   Asia 30                                           648,100      727,535      (79,435)      1,475,682    1,664,829        (189,147)
   Banks                                             514,942      595,476      (80,534)      1,303,107    1,231,821          71,286
   Basic Materials                                   279,179      378,681      (99,502)        740,937      835,212         (94,275)
   Bear                                            6,375,885    6,307,007       68,878      12,568,362   12,639,765         (71,403)
   Biotechnology                                      96,900      100,922       (4,022)        218,924      221,592          (2,668)
   Bull                                            9,974,903    9,921,596       53,307      16,970,388   17,250,917        (280,529)
   Consumer Goods                                    176,400      283,314     (106,914)        473,654      301,135         172,519
   Consumer Services                                 145,425      222,451      (77,026)        290,771      197,237          93,534
   Dow 30                                            198,178      134,901       63,277         146,903      141,813           5,090
   Emerging Markets                                  886,932      945,394      (58,462)      2,287,707    2,597,078        (309,371)
   Europe 30                                         355,103      373,100      (17,997)        534,327      567,041         (32,714)
   Falling U.S. Dollar                               119,188      117,445        1,743         264,817      262,754           2,063
   Financials                                         84,964       88,180       (3,216)        706,731      762,231         (55,500)
   Health Care                                       395,775      481,445      (85,670)        208,674      155,088          53,586
   Industrials                                       308,935      369,109      (60,174)        502,027      454,796          47,231
   International                                     166,794      180,907      (14,113)         83,330       56,536          26,794
   Internet                                           66,734      106,396      (39,662)         94,479       75,193          19,286
   Japan                                             255,995      283,737      (27,742)        580,424      534,327          46,097
   Large-Cap Growth                                  447,486      504,630      (57,144)        208,263      129,877          78,386
   Large-Cap Value                                   343,263      401,017      (57,754)        893,019      716,813         176,206
   Mid-Cap                                           284,209      287,041       (2,832)        443,402      519,560         (76,158)
   Mid-Cap Growth                                    572,160      685,565     (113,405)        511,059      441,772          69,287
   Mid-Cap Value                                      77,928      104,768      (26,840)        458,702      433,686          25,016
   Money Market                                   33,168,274   33,655,269     (486,995)     37,803,232   38,214,951        (411,719)
   Oil & Gas                                         638,431      756,925     (118,494)      1,109,385    1,063,438          45,947
   NASDAQ-100                                      5,964,774    6,299,804     (335,030)      5,808,000    5,790,686          17,314
   Pharmaceuticals                                   120,091      109,882       10,209         136,196      126,315           9,881
   Precious Metals                                   997,334    1,123,758     (126,424)      1,326,265    1,229,871          96,394
   Real Estate                                       213,826      299,889      (86,063)      1,092,766    1,089,201           3,565
   Rising Rates Opportunity                        3,567,260    4,044,574     (477,314)      3,804,507    3,246,511         557,996
   Semiconductor                                      58,165       60,382       (2,217)         50,330      286,258        (235,928)
   Short Dow 30                                       84,832       81,733        3,099         427,770      425,526           2,244
   Short Emerging Markets                            370,705      510,310     (139,605)      2,848,946    2,710,257         138,689
   Short International                               158,865      157,124        1,741         202,673      210,393          (7,720)
   Short Mid-Cap                                     155,170      155,110           60         572,076      640,555         (68,479)
   Short NASDAQ-100                               10,534,214   10,409,426      124,788       9,775,667    9,861,229         (85,562)
   Short Small-Cap                                 3,269,564    3,260,251        9,313       2,784,311    2,960,530        (176,219)
   Small-Cap                                       1,582,437    1,471,162      111,275       2,986,887    3,086,760         (99,873)
   Small-Cap Growth                                  235,257      323,364      (88,107)        589,238      558,497          30,741
   Small-Cap Value                                   179,834      200,434      (20,600)        397,198      370,846          26,352
   Technology                                         57,474       64,112       (6,638)        165,856      309,024        (143,168)
   Telecommunications                                 87,297       88,508       (1,211)        241,697      436,096        (194,399)
   U.S. Government Plus                            2,351,098    2,320,286       30,812       1,719,629    1,691,697          27,932
   Ultra Bull                                     18,931,790   19,300,684     (368,894)     37,479,930   38,052,087        (572,157)
   Ultra Mid-Cap                                   1,282,527    1,357,509      (74,982)      2,365,780    2,337,454          28,326
   Ultra NASDAQ-100                                  572,006      591,161      (19,155)      2,487,952    2,846,590        (358,638)
   Ultra Short Dow 30                             18,283,918   18,293,043       (9,125)     22,542,878   22,494,454          48,424
   Ultra Short NASDAQ-100                          3,035,734    3,358,854     (323,120)      5,516,801    5,090,608         426,193
   Ultra Small-Cap                                 3,233,117    3,391,438     (158,321)      3,500,938    3,396,002         104,936
   Utilities                                         267,309      216,856       50,453         214,933      210,164           4,769
Van Eck Worldwide Insurance Trust
   Global Hard Assets Fund                           484,649      497,949      (13,300)        434,350      406,624          27,726
   Emerging Markets Fund                             292,121      304,931      (12,810)        272,277      471,417        (199,140)
   Global Bond Fund                                1,160,082    1,070,229       89,853          53,000       64,942         (11,942)
   Worldwide Real Estate Fund                              -            -            -               -            -               -
Janus Aspen Series
   Growth and Income Portfolio                             -            -            -           1,062       24,571         (23,509)
PIMCO Variable Insurance Trust
   Total Return Portfolio                          2,274,037    2,096,780      177,257       3,478,982    3,689,396        (210,414)
   Low Duration Portfolio                            920,854    1,049,862     (129,008)      1,495,076    1,901,425        (406,349)
   High Yield Portfolio                            3,263,134    2,924,919      338,215       3,027,733    2,957,201          70,532
   Real Return Portfolio                           2,147,620    2,117,396       30,224       1,033,347    1,213,055        (179,708)
   All Asset Portfolio                               172,813      130,385       42,428         385,502      349,849          35,653
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund                  648,790      869,294     (220,504)      1,082,859      999,694          83,165
   Large Cap Value Fund                              260,746      151,930      108,816           3,723       16,062         (12,339)
   Mid Cap Value Fund                                372,422      364,473        7,949         538,724      413,699         125,025
Neuberger Berman Advisors Management Trust
   Small Cap Growth Portfolio                        335,548      499,685     (164,137)        382,792      227,396         155,396
   Mid-Cap Growth Portfolio                          133,792      233,716      (99,924)        396,281      312,286          83,995
   Regency Portfolio                                   2,597       26,504      (23,907)        110,691       91,948          18,743
Premier VIT
   NACM Small Cap Portfolio                                -            -            -          17,345      119,265        (101,920)
   OpCap Renaissance Portfolio                             -            -            -               -            -               -
Credit Suisse Trust
   International Equity Flex II Portfolio              1,310        5,914       (4,604)          2,512          847           1,665
   U.S. Equity Flex II Portfolio                       7,175       19,653      (12,478)          2,238        3,475          (1,237)
Dreyfus Variable Investment Fund
   Appreciation Portfolio                            190,611      207,912      (17,301)        161,657       15,387         146,270
   International Value Portfolio                      12,450       13,619       (1,169)         10,702        7,925           2,777
   Socially Responsible Growth Fund                        -            -            -           1,573        1,573               -
Direxion Insurance Trust
   Managed Bond Fund                                       -            -            -               -            -               -
   All-Cap Equity Fund                                     -            -            -               -            -               -
   HY Bond Fund                                      254,897      255,635         (738)        384,979      372,865          12,114
Invesco Van Kampen Variable Insurance Fund
   Growth and Income Portfolio                       139,374       98,928       40,446          73,530       61,406          12,124
Morgan Stanley Universal Institutional Funds
   Emerging Markets Debt Portfolio                    59,337       67,309       (7,972)         27,105       13,834          13,271
   Emerging Markets Equity Portfolio                 112,507      198,896      (86,389)        148,132      243,122         (94,990)
   Mid Cap Growth Portfolio                           46,464       68,213      (21,749)         68,135       40,029          28,106
   U.S. Mid Cap Value Portfolio                       31,736       36,358       (4,622)         94,757       91,863           2,894
   U.S. Real Estate Portfolio                         18,936       21,593       (2,657)         37,170       16,370          20,800
Northern Lights Variable Trust
   Adaptive Allocation Portfolio                   2,895,974    1,545,441    1,350,533         957,976      228,330         729,646
   Chariot Absolute Return All Opportunities
   Portfo1io                                       1,229,476    2,403,628   (1,174,152)        595,966    1,173,303        (577,337)
                                               -------------- ------------ ------------   ------------- ------------ ---------------
                                                 173,388,188  178,598,066   (5,209,878)    228,087,772  230,109,140      (2,021,368)
                                               -------------- ------------ ------------   ------------- ------------ ---------------

5.      Financial Highlights

        The Company sells a number of variable annuity insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

                                             December 31                                    Year Ended December 31
                                   -------------------------------------------  -------------------------------------------------
                                                Unit Fair Value                  Investment   Expense Ratio       Total Return
                                                  Lowest to                        Income       Lowest to          Lowest to
                                       Units       Highest         Net Assets      Ratio*       Highest**          Highest***
                                   ----------   --------------- --------------  ------------- --------------    -----------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
        2011                       1,680,867    9.33 to 14.41     $18,551,744      0.12%      0.95% to 1.55%    -2.89% to -0.83%
        2010                       1,918,722    9.58 to 14.60     $21,577,234      0.27%      0.95% to 1.55%    -2.83% to -0.77%
        2009                       1,685,381    9.83 to 14.78     $19,608,907      0.78%      0.95% to 1.55%    -2.30% to -0.23%
        2008                       2,564,184    10.03 to 14.89    $30,455,561      3.31%      0.95% to 1.55%    -0.08% to 2.04%
        2007                       2,043,530    10.01 to 14.66    $23,737,231      5.74%      0.95% to 1.55%     2.34% to 4.21%

    High Income Portfolio
        2011                       1,880,325    12.23 to 19.48    $33,676,891      6.20%      0.95% to 1.55%     0.86% to 2.74%
        2010                       1,660,641    12.13 to 18.89    $29,229,531      8.03%      0.95% to 1.55%    10.54% to 12.60%
        2009                       1,515,346    10.97 to 16.83    $24,085,137      10.39%     0.95% to 1.55%    39.51% to 42.11%
        2008                         794,525    7.85 to 11.86      $8,923,331      6.01%      0.95% to 1.55%    -27.22% to -25.85%
        2007                         453,857    10.77 to 16.03     $6,821,157      6.36%      0.95% to 1.55%    -0.30% to 1.57%

    Equity-Income Portfolio
        2011                         877,664    8.77 to 28.07     $13,262,783      2.20%      0.95% to 1.55%    -2.56% to -0.29%
        2010                         910,870    9.00 to 27.76     $14,115,630      1.67%      0.95% to 1.55%    11.25% to 13.83%
        2009                         881,909    8.09 to 24.45     $12,618,276      2.15%      0.95% to 1.55%    25.73% to 28.66%
        2008                         815,503    6.43 to 19.04      $9,566,380      2.23%      0.95% to 1.55%    -44.84% to -43.55%
        2007                         925,020    11.61 to 33.78    $20,839,681      1.82%      0.95% to 1.55%    -1.94% to 0.34%

    Growth Portfolio
        2011                         299,451    9.14 to 24.80      $6,376,464      0.32%      0.95% to 1.55%    -2.40% to -0.98%
        2010                         367,666    9.37 to 24.80      $8,060,444      0.23%      0.95% to 1.55%    20.93% to 22.69%
        2009                         447,386    7.59 to 20.25      $7,956,046      0.40%      0.95% to 1.55%    24.62% to 26.76%
        2008                         505,288    6.09 to 16.01      $6,988,256      0.66%      0.95% to 1.55%    -48.69% to -47.81%
        2007                         759,562    11.88 to 30.74    $19,372,697      0.76%      0.95% to 1.55%    23.33% to 25.46%

    Overseas Portfolio
        2011                         670,859    8.35 to 17.16      $8,786,232      1.20%      0.95% to 1.55%    -19.98% to -18.12%
        2010                         744,058    10.42 to 20.36    $12,016,775      1.15%      0.95% to 1.55%    9.23% to 11.76%
        2009                         791,309    9.52 to 18.26     $11,518,915      2.00%      0.95% to 1.55%    22.18% to 25.03%
        2008                         711,484    7.77 to 14.63      $8,477,770      2.58%      0.95% to 1.55%    -45.76% to -44.49%
        2007                         721,812    14.31 to 26.41    $15,664,550      3.16%      0.95% to 1.55%    13.29% to 15.94%

    Mid Cap Portfolio
        2011                         331,678    11.45 to 21.53     $6,434,527      0.12%      0.95% to 1.55%    -13.79% to -11.69%
        2010                         454,359    13.20 to 24.63    $10,085,091      0.25%      0.95% to 1.55%    24.34% to 27.36%
        2009                         419,705    10.54 to 19.53     $7,290,350      0.56%      0.95% to 1.55%    35.15% to 38.43%
        2008                         492,030    8.24 to 14.25      $6,206,550      0.37%      0.95% to 1.55%    -41.61% to -40.18%
        2007                         642,489    13.92 to 24.06    $13,552,658      0.78%      0.95% to 1.55%    11.52% to 14.24%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
        2011                          79,914    11.66 to 22.03     $1,490,922      1.88%      0.95% to 1.55%    -5.02% to -3.73%
        2010                          83,164    12.17 to 22.72     $1,701,867      1.40%      0.95% to 1.55%    11.26% to 12.89%
        2009                         122,618    10.68 to 20.17     $2,168,447      2.32%      0.95% to 1.55%    25.71% to 27.54%
        2008                         122,462    8.70 to 15.84      $1,801,191      2.40%      0.95% to 1.55%    -30.60% to -29.58%
        2007                         159,987    12.14 to 22.54     $3,373,611      6.03%      0.95% to 1.55%    12.43% to 14.08%

    Investment Grade Bond Portfolio
        2011                         464,138    11.59 to 22.47     $8,039,276      3.89%      0.95% to 1.55%     4.19% to 6.03%
        2010                         565,443    11.27 to 21.25     $9,194,859      3.53%      0.95% to 1.55%     4.68% to 6.53%
        2009                         575,631    10.77 to 19.99     $9,061,004      8.44%      0.95% to 1.55%    12.39% to 14.38%
        2008                         515,445    9.58 to 17.52      $7,439,169      4.31%      0.95% to 1.55%    -5.99% to -4.38%
        2007                         525,382    10.28 to 18.37     $8,235,997      3.90%      0.95% to 1.55%     1.35% to 3.10%

    Index 500 Portfolio
        2011                       1,447,387    9.45 to 29.45     $20,589,498      1.69%      0.95% to 1.55%    -1.56% to 0.82%
        2010                       1,747,188    9.40 to 28.83     $24,749,932      1.67%      0.95% to 1.55%    10.68% to 13.65%
        2009                       1,959,465    8.49 to 25.42     $24,814,080      2.28%      0.95% to 1.55%    21.83% to 25.11%
        2008                       2,025,979    6.97 to 20.36     $21,069,140      2.02%      0.95% to 1.55%    -39.39% to -37.76%
        2007                       2,132,365    11.50 to 32.78    $37,472,471      3.45%      0.95% to 1.55%     1.44% to 4.18%

    Contrafund Portfolio
        2011                         753,305    10.51 to 35.20    $17,234,641      0.90%      0.95% to 1.55%    -5.37% to -3.70%
        2010                         838,254    11.11 to 36.10    $20,075,700      1.05%      0.95% to 1.55%    13.81% to 15.82%
        2009                         975,009    9.76 to 31.23     $20,217,408      1.19%      0.95% to 1.55%    31.93% to 34.19%
        2008                       1,216,833    7.94 to 23.34     $18,210,919      0.88%      0.95% to 1.55%    -44.20% to -43.23%
        2007                       1,335,536    14.14 to 41.18    $36,545,523      0.84%      0.95% to 1.55%    14.22% to 16.19%

    Asset Manager: Growth Portfolio
        2011                          49,691    10.59 to 20.76       $940,831      1.55%      0.95% to 1.55%    -8.58% to -7.34%
        2010                          56,838    11.59 to 22.16     $1,174,249      0.97%      0.95% to 1.55%    13.39% to 14.93%
        2009                          88,402    10.16 to 19.32     $1,408,607      1.54%      0.95% to 1.55%    29.79% to 31.16%
        2008                          77,630    7.83 to 14.74      $1,026,358      1.79%      0.95% to 1.55%    -37.25% to -36.55%
        2007                          93,962    12.47 to 23.29     $1,973,554      4.95%      0.95% to 1.55%    16.18% to 17.47%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
        2011                         240,961    11.12 to 16.81     $3,439,144      1.47%      0.95% to 1.55%    -6.10% to -4.73%
        2010                         275,238    11.29 to 17.43     $4,173,267      1.58%      0.95% to 1.55%    13.60% to 16.64%
        2009                         257,723    9.94 to 14.97      $3,433,604      1.73%      0.95% to 1.55%    33.43% to 37.02%
        2008                         291,121    7.45 to 10.96      $2,823,637      1.55%      0.95% to 1.55%    -36.49% to -34.77%
        2007                         374,539    11.73 to 16.83     $5,600,880      3.22%      0.95% to 1.55%     4.85% to 7.69%

    Growth & Income Portfolio
        2011                         232,973    9.18 to 16.60      $3,074,009      1.34%      0.95% to 1.55%    -1.97% to 0.40%
        2010                         156,149    9.37 to 16.27      $2,325,706      0.59%      0.95% to 1.55%    12.23% to 13.47%
        2009                         201,122    9.12 to 14.36      $2,616,283      0.97%      0.95% to 1.55%    24.44% to 25.82%
        2008                         229,792    7.32 to 11.45      $2,421,840      1.13%      0.95% to 1.55%    -43.28% to -42.45%
        2007                         269,274    12.86 to 19.92     $4,995,965      1.79%      0.95% to 1.55%    9.19% to 10.79%

    Growth Opportunities Portfolio
        2011                         162,570    9.50 to 13.01      $1,912,227      0.09%      0.95% to 1.55%    -0.74% to 1.01%
        2010                         304,516    9.69 to 13.01      $3,475,300      0.12%      0.95% to 1.55%    20.19% to 22.31%
        2009                         174,495    8.06 to 10.74      $1,675,468      0.45%      0.95% to 1.55%    42.51% to 44.09%
        2008                         175,378     5.87 to 6.71      $1,171,472      0.38%      0.95% to 1.55%    -56.05% to -55.56%
        2007                         200,489    11.09 to 15.13     $3,021,779      0.00%      0.95% to 1.55%    20.40% to 21.74%

    Value Strategies Portfolio
        2011                          71,189    9.79 to 11.56        $790,907      0.36%      0.95% to 1.55%    -11.24% to -9.90%
        2010                         227,805    10.99 to 12.83     $2,786,365      0.34%      0.95% to 1.55%    23.28% to 25.14%
        2009                         151,697    8.87 to 10.25      $1,505,118      0.50%      0.95% to 1.55%    53.43% to 55.67%
        2008                          24,659     5.76 to 6.59        $157,512      0.52%      0.95% to 1.55%    -52.45% to -51.75%
        2007                          27,777    12.07 to 13.65       $370,267      2.22%      0.95% to 1.55%     2.93% to 4.44%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
        2011                         152,712    11.25 to 17.47     $2,149,355      1.91%      0.95% to 1.55%     1.87% to 4.34%
        2010                         160,261    10.93 to 16.70     $2,186,351      1.87%      0.95% to 1.55%    7.96% to 10.58%
        2009                         158,823    9.98 to 15.17      $1,995,242      4.90%      0.95% to 1.55%    11.68% to 14.39%
        2008                         196,978    8.82 to 13.32      $2,148,308      2.58%      0.95% to 1.55%    -22.97% to -21.09%
        2007                         205,108    11.30 to 16.96     $2,926,118      2.01%      0.95% to 1.55%     1.46% to 3.94%

    Capital Appreciation Fund
        2011                         132,575    14.19 to 22.91     $2,618,337      0.00%      0.95% to 1.55%    -8.99% to -7.39%
        2010                         241,969    15.79 to 24.61     $5,009,357      0.00%      0.95% to 1.55%    27.80% to 30.05%
        2009                         161,705    12.36 to 19.01     $2,759,551      0.79%      0.95% to 1.55%    33.49% to 35.78%
        2008                         182,644    9.74 to 14.07      $2,329,054      0.00%      0.95% to 1.55%    -47.60% to -46.69%
        2007                         382,826    17.83 to 26.51     $8,347,632      0.00%      0.95% to 1.55%    41.97% to 44.42%

    International Fund
        2011                         512,809    7.58 to 14.82      $6,681,840      1.33%      0.85% to 1.55%    -15.04% to -13.02%
        2010                         632,588    9.17 to 17.16      $9,593,411      2.25%      0.85% to 1.55%    9.53% to 12.07%
        2009                         813,543    10.31 to 15.42    $10,987,454      1.84%      0.95% to 1.55%    29.36% to 32.37%
        2008                         978,252    7.94 to 11.73     $10,065,494      0.71%      0.95% to 1.55%    -46.67% to -45.42%
        2007                       1,092,563    14.91 to 21.64    $20,396,600      0.58%      0.95% to 1.55%    14.13% to 16.80%

    Value Fund
        2011                         725,210    9.37 to 21.68     $10,374,251      1.89%      0.95% to 1.55%    -2.36% to -0.09%
        2010                         848,273    9.59 to 21.43     $12,210,338      1.97%      0.95% to 1.55%    9.04% to 11.97%
        2009                       1,022,258    8.76 to 19.16     $13,211,320      5.08%      0.95% to 1.55%    15.49% to 18.59%
        2008                       1,131,427    7.55 to 16.22     $12,574,284      2.48%      0.95% to 1.55%    -29.40% to -27.50%
        2007                       1,318,278    10.66 to 22.46    $20,368,762      1.55%      0.95% to 1.55%    -8.68% to -6.21%

    Income & Growth Fund
        2011                         135,543    8.07 to 13.55      $1,523,306      1.36%      0.85% to 1.55%    -0.52% to 1.89%
        2010                         106,839    8.73 to 13.39      $1,207,242      1.43%      0.85% to 1.55%    10.28% to 12.78%
        2009                          94,650    7.83 to 11.70        $991,592      3.45%      0.85% to 1.55%    13.61% to 16.66%
        2008                         175,561    6.94 to 10.13      $1,510,279      1.83%      0.85% to 1.55%    -37.05% to -35.35%
        2007                         141,418    11.61 to 15.83     $1,998,046      1.81%      0.85% to 1.55%    -2.46% to -1.38%

    Inflation Protection Fund
        2011                         866,640    11.77 to 13.49    $11,267,059      5.24%      0.95% to 1.55%    8.40% to 10.69%
        2010                         795,378    10.86 to 12.19     $9,396,861      1.72%      0.95% to 1.55%     1.94% to 4.11%
        2009                         707,493    10.66 to 11.71     $8,066,463      1.57%      0.85% to 1.55%     6.93% to 9.20%
        2008                         768,157    9.97 to 10.72      $8,064,948      5.30%      0.85% to 1.55%    -4.56% to -2.53%
        2007                         701,810    10.42 to 11.00     $7,601,435      4.70%      0.85% to 1.55%     6.52% to 8.47%

    Large Company Value Fund
        2011                         162,763     7.56 to 9.79      $1,514,112      0.71%      0.85% to 1.55%    -2.42% to -0.10%
        2010                          47,914     7.93 to 9.80        $440,167      1.42%      0.85% to 1.55%     7.20% to 9.75%
        2009                          37,424     7.39 to 8.93        $320,721      3.67%      0.85% to 1.55%    16.13% to 18.78%
        2008                          44,713     6.83 to 7.52        $326,009      2.83%      0.85% to 1.55%    -39.09% to -38.01%
        2007                          67,480    11.42 to 12.13       $799,171      0.53%      0.85% to 1.55%    -3.99% to -2.28%

    Mid Cap Value Fund
        2011                          61,001    11.58 to 13.87       $787,233      1.22%      0.85% to 1.55%    -4.10% to -1.78%
        2010                          41,196    11.92 to 14.12       $546,124      2.19%      0.85% to 1.55%    15.06% to 17.85%
        2009                          41,457    10.62 to 11.98       $474,488      3.27%      0.85% to 1.55%    26.66% to 28.58%
        2008                          39,953     8.78 to 9.32        $360,095      0.07%      0.85% to 1.55%    -26.34% to -25.23%
        2007                          30,139    11.39 to 12.46       $367,775      0.63%      0.85% to 1.55%    -4.56% to -3.35%

    Ultra Fund
        2011                          39,424    8.62 to 10.19        $368,838      0.00%      0.85% to 1.55%    -2.79% to -0.09%
        2010                         149,668    9.02 to 10.20      $1,402,342      0.02%      0.85% to 1.55%    11.62% to 14.73%
        2009                         490,633     8.10 to 8.89      $4,260,026      0.01%      0.85% to 1.55%    30.16% to 33.25%
        2008                          34,787     6.26 to 6.67        $223,797      0.00%      0.85% to 1.55%    -43.21% to -42.20%
        2007                          55,104    11.01 to 11.55       $619,200      0.00%      0.85% to 1.55%    17.61% to 19.69%

   MFS Variable Insurance Trust
    Research Series
        2011                          46,831    11.71 to 13.09       $602,812      0.85%      0.95% to 1.40%    -2.70% to -1.63%
        2010                          52,604    12.03 to 13.27       $690,199      0.90%      0.95% to 1.40%    13.30% to 14.55%
        2009                          61,313    10.62 to 11.59       $704,512      1.32%      0.95% to 1.40%    27.56% to 28.97%
        2008                          74,583     7.82 to 8.99        $664,908      0.57%      0.95% to 1.40%    -37.56% to -36.86%
        2007                          97,472    12.51 to 14.23     $1,377,476      0.65%      0.95% to 1.40%    10.63% to 11.86%

    Growth Series
        2011                          95,481    11.45 to 16.42     $1,287,890      0.16%      0.95% to 1.40%    -3.20% to -1.50%
        2010                         116,803    11.83 to 16.83     $1,606,866      0.10%      0.95% to 1.40%    11.96% to 13.94%
        2009                         144,138    10.56 to 14.92     $1,736,135      0.26%      0.95% to 1.40%    34.54% to 36.03%
        2008                         156,622    7.93 to 11.08      $1,394,097      0.21%      0.95% to 1.40%    -38.82% to -38.14%
        2007                         206,672    12.96 to 14.61     $2,983,687      0.00%      0.95% to 1.40%    18.41% to 19.73%

    Investors Trust Series
        2011                          25,047    11.22 to 12.09       $286,314      0.93%      0.95% to 1.40%    -4.06% to -3.34%
        2010                          35,000    11.34 to 12.51       $417,969      1.10%      0.95% to 1.40%     8.63% to 9.83%
        2009                          44,492    10.44 to 11.39       $484,098      1.42%      0.95% to 1.40%    23.99% to 25.36%
        2008                          58,367     8.15 to 9.08        $507,003      0.86%      0.95% to 1.40%    -34.61% to -33.89%
        2007                          66,818    12.87 to 13.74       $877,160      0.82%      0.95% to 1.40%     7.79% to 8.99%

    New Discovery Series
        2011                         125,840    11.41 to 25.29     $2,477,406      0.00%      0.95% to 1.40%    -12.66% to -11.34%
        2010                         244,840    13.06 to 28.23     $4,715,606      0.00%      0.95% to 1.40%    32.65% to 34.66%
        2009                         171,399    9.84 to 21.00      $2,730,531      0.00%      0.95% to 1.40%    59.06% to 61.38%
        2008                         385,164    6.19 to 13.05      $3,124,597      0.00%      0.95% to 1.40%    -40.96% to -40.09%
        2007                         149,180    10.48 to 21.82     $2,897,525      0.00%      0.95% to 1.40%    -0.19% to 1.28%

   Lord Abbett Series Fund, Inc.
    Growth & Income Portfolio
        2011                         176,809    9.08 to 15.54      $2,323,787      0.60%      0.95% to 1.40%    -8.07% to -6.97%
        2010                         269,025    9.86 to 16.42      $3,717,230      0.48%      0.95% to 1.40%    14.63% to 16.30%
        2009                         353,470    8.57 to 14.19      $4,188,450      0.88%      0.95% to 1.40%    16.08% to 17.77%
        2008                         442,890    7.35 to 12.10      $4,443,941      1.39%      0.95% to 1.40%    -37.94% to -37.02%
        2007                         530,985    11.79 to 19.30     $8,648,953      1.30%      0.95% to 1.40%     0.97% to 2.45%

    Mid-Cap Value Portfolio
        2011                         356,732    8.82 to 22.91      $5,819,068      0.19%      0.95% to 1.40%    -7.03% to -4.92%
        2010                         443,610    9.48 to 23.81      $7,642,550      0.33%      0.95% to 1.40%    21.48% to 24.25%
        2009                         649,370    7.79 to 19.25      $8,803,053      0.43%      0.95% to 1.40%    22.56% to 25.42%
        2008                         843,603    6.34 to 15.42      $9,213,430      1.18%      0.95% to 1.40%    -41.30% to -39.93%
        2007                       1,028,146    10.78 to 25.79    $18,972,002      0.44%      0.95% to 1.40%    -2.65% to -0.38%

    International Opportunities Portfolio
        2011                         729,416    9.21 to 18.41     $10,954,539      0.95%      0.95% to 1.40%    -18.49% to -16.51%
        2010                         809,441    11.27 to 22.21    $14,585,327      0.73%      0.95% to 1.40%    17.35% to 20.08%
        2009                         933,514    9.59 to 18.63     $14,038,945      1.55%      0.95% to 1.40%    43.14% to 46.47%
        2008                         956,822    6.68 to 12.81      $9,797,112      0.64%      0.95% to 1.40%    -53.09% to -51.99%
        2007                         868,676    14.22 to 26.86    $18,245,167      1.07%      0.95% to 1.40%     1.42% to 3.74%

   Alger Fund
    Large Cap Growth Portfolio
        2011                         838,863    7.58 to 14.84      $8,850,097      1.07%      0.95% to 1.40%    -3.53% to -1.29%
        2010                       1,010,635    7.56 to 15.14     $11,007,716      0.73%      0.95% to 1.40%    9.76% to 12.32%
        2009                       1,267,487    6.76 to 13.57     $12,048,320      0.62%      0.95% to 1.40%    42.86% to 46.18%
        2008                       1,243,245     4.65 to 9.35      $8,174,886      0.23%      0.95% to 1.40%    -47.89% to -46.67%
        2007                       1,377,460    8.75 to 17.38     $16,684,566      0.35%      0.95% to 1.40%    16.09% to 18.81%

    Mid Cap Growth Portfolio
        2011                         631,802    8.52 to 14.65      $6,773,234      0.38%      0.95% to 1.40%    -11.20% to -9.14%
        2010                         628,567    9.57 to 16.29      $7,449,633      0.00%      0.95% to 1.40%    15.57% to 18.25%
        2009                         697,907    8.27 to 13.91      $6,861,016      0.00%      0.95% to 1.40%    46.85% to 50.27%
        2008                         649,603     5.62 to 9.35      $4,259,638      0.16%      0.95% to 1.40%    -59.70% to -58.75%
        2007                         743,382    13.76 to 23.26    $11,743,356      4.66%      0.95% to 1.40%    27.33% to 30.31%

    Capital Appreciation Portfolio
        2011                         319,013    9.09 to 19.42      $3,504,103      0.11%      0.95% to 1.40%    -2.95% to -1.24%
        2010                         358,988    9.10 to 19.86      $3,841,059      0.40%      0.95% to 1.40%    10.99% to 12.95%
        2009                         478,909    8.09 to 17.76      $4,441,117      0.00%      0.95% to 1.40%    47.52% to 49.68%
        2008                         607,361    5.43 to 12.21      $4,155,821      0.00%      0.95% to 1.40%    -46.44% to -45.66%
        2007                         674,353    10.04 to 22.28     $8,498,018      0.00%      0.95% to 1.40%    30.35% to 32.27%

    Small Cap Growth Portfolio
        2011                         136,838    9.18 to 17.79      $1,482,858      0.00%      0.85% to 1.45%    -6.23% to -4.10%
        2010                         158,617    9.54 to 18.55      $1,815,718      0.00%      0.85% to 1.45%    21.35% to 24.11%
        2009                         202,347    7.72 to 14.94      $1,868,807      0.00%      0.85% to 1.45%    41.07% to 44.13%
        2008                         229,751    5.38 to 12.75      $1,499,453      0.00%      0.85% to 1.45%    -48.01% to -47.11%
        2007                         340,860    10.22 to 24.74     $4,424,080      0.00%      0.85% to 1.45%    14.16% to 16.13%

   Calvert Variable Series, Inc.
    Mid Cap Growth Portfolio
        2011                          54,924    11.44 to 15.62       $723,996      0.00%      0.95% to 1.40%    -0.09% to 1.36%
        2010                         271,974    11.42 to 15.57     $3,463,160      0.00%      0.95% to 1.40%    28.36% to 30.23%
        2009                          52,408    8.86 to 10.33        $509,286      0.00%      0.95% to 1.40%    28.89% to 30.77%
        2008                          52,609     6.85 to 7.90        $394,188      0.00%      0.95% to 1.40%    -38.69% to -37.79%
        2007                          58,720    11.13 to 12.70       $713,931      0.00%      0.95% to 1.40%     7.54% to 9.12%

    Equity Portfolio
        2011                          59,193    11.31 to 13.01       $727,798      0.00%      0.95% to 1.40%    -3.68% to -2.27%
        2010                          53,198    11.74 to 13.32       $672,384      0.06%      0.95% to 1.40%    14.49% to 16.16%
        2009                          55,736    10.02 to 11.46       $602,724      0.36%      0.95% to 1.40%    31.08% to 32.99%
        2008                          45,593     7.61 to 8.62        $372,791      0.00%      0.95% to 1.40%    -37.32% to -36.40%
        2007                          46,530    12.09 to 13.55       $600,055      0.00%      0.95% to 1.40%     7.37% to 8.94%

   Invesco Variable Insurance Funds
    Technology Fund
        2011                          83,409    9.60 to 15.05        $908,911      0.22%      0.95% to 1.40%    -7.58% to -5.95%
        2010                          86,899    10.46 to 16.57     $1,013,253      0.00%      0.95% to 1.40%    18.08% to 20.16%
        2009                          90,840    8.83 to 13.88        $882,841      0.00%      0.95% to 1.40%    53.67% to 55.91%
        2008                          73,416     5.75 to 6.55        $455,864      0.00%      0.95% to 1.40%    -45.83% to -45.03%
        2007                          85,547    10.61 to 11.97       $961,984      0.00%      0.95% to 1.40%     5.14% to 6.68%

    Utilities Fund
        2011                          79,444    14.39 to 21.30     $1,442,706      3.32%      0.95% to 1.40%    12.62% to 15.35%
        2010                          79,521    12.61 to 18.65     $1,267,500      3.56%      0.95% to 1.40%     2.80% to 5.30%
        2009                          80,134    12.10 to 17.89     $1,224,229      3.90%      0.95% to 1.40%    11.14% to 13.84%
        2008                         116,301    10.74 to 15.87     $1,565,196      1.48%      0.95% to 1.40%    -34.59% to -33.00%
        2007                         303,759    16.20 to 24.30     $6,135,773      2.07%      0.95% to 1.40%    17.65% to 19.50%

    Dividend Growth Fund
        2011                         120,897     4.68 to 5.94        $691,602      0.18%      0.95% to 1.40%    -5.31% to -3.02%
        2010                         200,778     4.94 to 6.33      $1,180,439      0.10%      0.95% to 1.40%     6.68% to 9.27%
        2009                         253,216     4.59 to 5.98      $1,374,884      2.08%      0.95% to 1.40%    23.23% to 26.22%
        2008                         583,292     3.68 to 4.77      $2,526,025      6.64%      0.95% to 1.40%    -60.79% to -59.83%
        2007                          95,694    9.25 to 11.78      $1,001,234      2.04%      0.95% to 1.40%    -24.34% to -22.96%

    Global Health Care Fund
        2011                          73,296    10.92 to 13.63       $893,103      0.00%      0.95% to 1.40%     1.49% to 2.97%
        2010                         114,132    10.76 to 13.37     $1,354,409      0.00%      0.95% to 1.40%     2.80% to 4.30%
        2009                         137,785    10.47 to 13.23     $1,581,165      0.40%      0.95% to 1.40%    24.65% to 26.47%
        2008                          98,289     8.40 to 9.33        $891,597      0.00%      0.95% to 1.40%    -30.32% to -29.30%
        2007                         124,466    12.05 to 13.25     $1,609,472      0.00%      0.95% to 1.40%    9.19% to 10.79%

    Basic Value Fund
        2011                          11,965     6.60 to 7.09         $81,720      0.49%      0.85% to 1.45%    -6.57% to -5.40%
        2010                          19,681     7.07 to 7.60        $143,020      0.31%      0.85% to 1.45%     3.53% to 5.04%
        2009                          24,083     6.77 to 7.25        $169,843      2.07%      0.85% to 1.45%    42.51% to 44.89%
        2008                           1,740     4.75 to 4.97          $8,510      0.05%      0.85% to 1.45%    -53.62% to -52.84%
        2007                          24,577    10.25 to 10.53       $258,682      0.69%      0.85% to 1.45%          n/a

    Global Real Estate Fund
        2011                          31,790     7.96 to 8.90        $262,657      2.85%      0.85% to 1.45%    -9.80% to -8.02%
        2010                          60,420     8.81 to 9.67        $547,641      4.62%      0.85% to 1.45%    13.38% to 15.44%
        2009                          54,643     7.74 to 8.32        $433,573      0.00%      0.85% to 1.45%    26.97% to 29.08%
        2008                          11,958     6.17 to 6.45         $75,360      3.43%      0.85% to 1.45%    -46.42% to -45.58%
        2007                          27,052    11.54 to 11.89       $317,227      12.65%     0.85% to 1.45%          n/a

    International Growth Fund
        2011                          25,891     8.69 to 9.90        $242,008      1.50%      0.85% to 1.45%    -10.37% to -8.28%
        2010                          32,136    9.69 to 10.79        $328,439      1.28%      0.85% to 1.45%    8.52% to 10.88%
        2009                          49,466     8.93 to 9.67        $460,795      0.92%      0.85% to 1.45%    30.53% to 32.84%
        2008                          19,626     6.94 to 7.28        $139,997      0.25%      0.85% to 1.45%    -42.31% to -41.46%
        2007                          48,217    12.09 to 12.43       $594,141      0.67%      0.85% to 1.45%    12.00% to 12.68%

    Mid Cap Core Equity Fund
        2011                          85,424    9.28 to 10.46        $822,620      0.03%      0.85% to 1.45%    -9.53% to -7.80%
        2010                          13,548    10.38 to 11.34       $145,614      0.19%      0.85% to 1.45%    10.20% to 12.20%
        2009                          18,068    9.46 to 10.11        $175,170      1.03%      0.85% to 1.45%    25.77% to 27.41%
        2008                          13,994     7.51 to 7.84        $107,545      1.08%      0.85% to 1.45%    -30.41% to -30.06%
        2007                          21,260    10.93 to 11.20       $235,811      0.10%      0.85% to 1.45%          n/a

   J.P. Morgan Series Trust II
    Core Bond Portfolio
        2011                         640,743    9.04 to 11.81      $6,974,366      4.73%      0.95% to 1.40%     4.24% to 6.44%
        2010                         502,627    8.67 to 11.09      $5,229,931      4.12%      0.95% to 1.40%     5.96% to 8.20%
        2009                         552,938    8.18 to 10.25      $5,314,582      6.36%      0.95% to 1.40%     1.70% to 3.86%
        2008                         612,246     8.04 to 9.87      $5,700,481      8.89%      0.95% to 1.40%    -18.49% to -16.75%
        2007                         598,326    9.87 to 11.86      $6,732,587      7.16%      0.95% to 1.40%    -1.14% to 0.36%

    Small Cap Core Portfolio
        2011                         195,758    9.21 to 16.32      $2,529,380      0.11%      0.95% to 1.40%    -7.81% to -5.67%
        2010                         318,758    9.95 to 17.47      $4,338,674      0.00%      0.95% to 1.40%    23.10% to 25.96%
        2009                          78,175    8.13 to 14.01        $843,217      0.69%      0.95% to 1.40%    18.66% to 21.42%
        2008                          70,506    6.84 to 11.65        $643,237      0.21%      0.95% to 1.40%    -34.17% to -32.63%
        2007                          91,537    10.39 to 17.47     $1,210,599      0.01%      0.95% to 1.40%    -8.70% to -6.57%

   Rydex Variable Trust
    Nova Fund
        2011                          19,071     8.13 to 9.35        $167,330      0.04%      0.95% to 1.40%    -3.51% to -2.10%
        2010                          41,374     8.42 to 9.55        $380,071      0.30%      0.95% to 1.40%    17.12% to 18.83%
        2009                          26,471     7.19 to 8.04        $204,652      0.58%      0.95% to 1.40%    32.23% to 34.16%
        2008                          62,581     5.32 to 5.99        $365,183      0.24%      0.95% to 1.40%    -55.56% to -54.91%
        2007                         135,619    11.92 to 17.59     $1,777,904      2.04%      0.95% to 1.40%    -1.29% to 0.16%

    NASDAQ-100 Fund
        2011                          26,207    11.63 to 17.23       $379,509      0.00%      0.95% to 1.40%    -0.25% to 1.20%
        2010                          24,474    12.93 to 17.19       $352,827      0.00%      0.95% to 1.40%    15.68% to 17.37%
        2009                          21,314    11.06 to 14.79       $262,149      0.00%      0.95% to 1.40%    48.40% to 50.56%
        2008                          22,053     7.12 to 9.92        $176,810      0.17%      0.95% to 1.40%    -43.30% to -42.46%
        2007                          15,565    12.65 to 14.55       $217,537      0.09%      0.95% to 1.40%    15.01% to 16.70%

    U.S. Government Money Market Fund
        2011                         110,741    8.83 to 10.21      $1,072,590      0.00%      0.95% to 1.45%    -3.14% to -0.94%
        2010                         152,532    8.74 to 10.31      $1,483,157      0.01%      0.95% to 1.45%    -3.38% to -0.94%
        2009                          79,752    8.89 to 10.41        $791,751      0.02%      0.85% to 1.45%    -3.34% to -0.89%
        2008                         230,093     9.16 to 10.5      $2,296,079      0.82%      0.85% to 1.45%    -2.30% to 0.18%
        2007                         145,770    9.33 to 10.48      $1,483,977      8.83%      0.85% to 1.45%     0.76% to 2.85%

    Inverse S&P 500 Strategy Fund
        2011                         147,574     4.11 to 6.25        $728,375      0.00%      0.95% to 1.40%    -11.46% to -9.90%
        2010                         204,436     4.61 to 6.89      $1,128,682      0.00%      0.95% to 1.40%    -19.17% to -17.74%
        2009                         144,010     5.66 to 8.46        $973,618      0.00%      0.95% to 1.40%    -29.02% to -28.23%
        2008                         153,349    7.85 to 11.91      $1,441,637      0.73%      0.95% to 1.40%    36.21% to 37.93%
        2007                         182,056     5.76 to 8.73      $1,246,814      4.93%      0.95% to 1.40%    -1.38% to -0.13%

    Inverse NASDAQ-100 Strategy Fund
        2011                         456,501     2.60 to 4.92      $1,399,209      0.00%      0.95% to 1.40%    -11.90% to -10.92%
        2010                          73,365     2.95 to 5.55        $256,003      0.00%      0.95% to 1.40%    -22.83% to -22.01%
        2009                          79,390     3.82 to 6.72        $350,956      0.03%      0.95% to 1.40%    -41.27% to -40.65%
        2008                         353,019    6.40 to 12.09      $2,605,403      0.56%      0.95% to 1.40%    44.80% to 46.62%
        2007                         238,017     4.42 to 7.89      $1,214,853      3.21%      0.95% to 1.40%    -13.22% to -12.13%

    Inverse Government Long Bond Strategy Fund
        2011                          74,580     3.82 to 4.15        $303,067      0.00%      0.95% to 1.40%    -31.85% to -31.09%
        2010                         194,632     5.47 to 6.46      $1,133,085      0.00%      0.95% to 1.40%    -14.58% to -13.63%
        2009                          30,043     6.56 to 7.53        $206,205      0.00%      0.95% to 1.40%    16.99% to 18.28%
        2008                          11,145     5.60 to 6.43         $66,006      0.19%      0.95% to 1.40%    -31.63% to -30.87%
        2007                          76,040     8.15 to 9.40        $644,345      5.18%      0.95% to 1.40%    -6.46% to -5.42%

    US Long Short Momentum Fund
        2011                          25,202    10.55 to 12.93       $300,170      0.00%      0.95% to 1.40%    -8.45% to -7.44%
        2010                          31,461    11.52 to 13.97       $416,928      0.00%      0.95% to 1.40%    8.95% to 10.16%
        2009                          41,937    10.57 to 12.68       $508,417      0.03%      0.95% to 1.40%    24.71% to 26.09%
        2008                         229,673    8.47 to 10.06      $2,252,357      0.00%      0.95% to 1.40%    -42.03% to -41.30%
        2007                         136,715    14.59 to 17.13     $2,303,664      0.00%      0.95% to 1.40%    20.06% to 21.58%

    Government Long Bond 1.2x Strategy
        2011                          64,304    13.51 to 16.54     $1,013,649      7.71%      0.95% to 1.40%    38.10% to 40.18%
        2010                          22,680    10.78 to 11.80       $260,269      49.59%     0.95% to 1.40%     7.96% to 9.10%
        2009                           7,784    10.11 to 10.81        $80,187      0.74%      0.95% to 1.40%    -32.90% to-32.19%
        2008                          91,737    15.05 to 15.94     $1,432,811      2.68%      0.95% to 1.40%    41.98% to 43.49%
        2007                          15,471    10.61 to 11.11       $166,732      7.61%      0.95% to 1.40%     7.59% to 8.73%

    Dow 2x Strategy Fund
        2011                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2010                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2009                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2008                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2007                           7,487    12.13 to 12.45        $92,271      0.00%      0.85% to 1.45%     6.11% to 6.44%

    NASDAQ-100 2x Strategy Fund
        2011                             204     9.42 to 9.42          $1,918      0.00%      0.85% to 1.45%    -2.78% to -2.78%
        2010                             204     9.69 to 9.69          $1,975      0.00%      0.85% to 1.45%    33.99% to 33.99%
        2009                             204     7.23 to 7.23          $1,477      0.00%      0.85% to 1.45%          n/a
        2008                             206     3.38 to 3.38            $694      0.00%      0.85% to 1.45%        -73.23%
        2007                           4,920    12.56 to 12.83        $62,621      0.00%      0.85% to 1.45%    24.95% to 26.16%

    S&P 500 2x Strategy Fund
        2011                           1,200     5.65 to 5.65          $6,783      0.00%      0.85% to 1.45%    -6.27% to -6.27%
        2010                           1,269     6.03 to 6.03          $7,651      0.00%      0.85% to 1.45%    22.43% to 22.43%
        2009                           1,336     4.93 to 4.93          $6,580      0.00%      0.85% to 1.45%        -42.73%
        2008                           1,336     3.45 to 3.45          $4,611      0.00%      0.85% to 1.45%        -68.77%
        2007                           7,343    10.98 to 11.26        $81,498      0.00%      0.85% to 1.45%    -2.31% to -0.88%

    Inverse Dow 2x Strategy Fund
        2011                             443     3.15 to 3.15          $1,398      0.00%      0.85% to 1.45%    -28.62% to -28.62%
        2010                             444     4.42 to 4.42          $1,959      0.00%      0.85% to 1.45%    -31.78% to -31.78%
        2009                             444     6.47 to 6.47          $2,877      0.00%      0.85% to 1.45%          n/a
        2008                             447    11.91 to 11.91         $5,287      0.00%      0.85% to 1.45%          n/a
        2007                         200,044     7.49 to 7.67      $1,499,992      0.00%      0.85% to 1.45%    -11.67% to -10.40%

   ProFunds VP
    Access VP High Yield Fund
        2011                         131,864    11.64 to 13.26     $1,654,648      1.02%      0.85% to 1.45%    -0.98% to 1.32%
        2010                         143,670    11.76 to 13.09     $1,797,968      15.82%     0.85% to 1.45%    12.99% to 14.76%
        2009                         212,610    10.68 to 11.45     $2,338,651      6.18%      0.85% to 1.45%    13.52% to 14.03%
        2008                         170,541     9.46 to 9.76      $1,626,885      10.27%     0.85% to 1.45%    -7.56% to -7.01%
        2007                         132,117    10.23 to 10.36     $1,359,264      8.34%      0.85% to 1.45%         2.32%

    Asia 30
        2011                          51,003     9.00 to 9.88        $482,019      0.02%      0.85% to 1.45%    -29.15% to -28.12%
        2010                         130,438    12.52 to 13.91     $1,755,102      0.05%      0.85% to 1.45%    10.16% to 12.44%
        2009                         319,585    11.33 to 12.37     $3,857,475      0.78%      0.85% to 1.45%    49.42% to 52.21%
        2008                         343,564     7.74 to 8.13      $2,732,456      0.86%      0.85% to 1.45%    -52.36% to -51.46%
        2007                         150,329    16.24 to 16.74     $2,480,188      0.10%      0.85% to 1.45%    43.14% to 45.83%

    Banks
        2011                           6,097     2.68 to 2.87         $16,505      0.00%      0.85% to 1.45%    -28.92% to -28.02%
        2010                          86,631     3.76 to 4.08        $340,287      0.46%      0.85% to 1.45%     5.14% to 6.67%
        2009                          15,345     3.58 to 3.78         $56,946      7.38%      0.85% to 1.45%    -7.08% to -6.19%
        2008                          15,668     3.83 to 4.02         $61,364      25.00%     0.85% to 1.45%    -48.21% to -48.21%
        2007                             874         7.55              $6,601      5.26%      0.85% to 1.45%        -33.71%

    Basic Materials
        2011                          16,784    9.32 to 10.29        $163,287      0.18%      0.85% to 1.45%    -18.79% to -17.44%
        2010                         116,286    11.28 to 12.61     $1,404,831      0.54%      0.85% to 1.45%    24.99% to 28.02%
        2009                         210,561     9.02 to 9.85      $1,992,679      0.42%      0.85% to 1.45%    56.47% to 59.88%
        2008                          83,270     5.77 to 6.11        $493,004      0.89%      0.85% to 1.45%    -52.91% to -52.17%
        2007                          43,055    12.44 to 12.80       $539,535      0.12%      0.85% to 1.45%    28.17% to 28.69%

    Bear
        2011                         124,106     5.83 to 6.74        $787,691      0.00%      0.85% to 1.45%    -11.57% to -10.06%
        2010                          55,228     6.84 to 7.49        $395,869      0.00%      0.85% to 1.45%    -20.43% to -18.86%
        2009                         126,631     8.41 to 9.24      $1,124,150      0.47%      0.85% to 1.45%    -30.49% to -28.98%
        2008                         123,355    12.17 to 12.88     $1,548,508      0.40%      0.85% to 1.45%    35.85% to 37.28%
        2007                           6,311     9.14 to 9.30         $58,119      4.20%      0.85% to 1.45%          n/a

    Biotechnology
        2011                           9,240    9.96 to 10.88         $96,619      0.00%      0.85% to 1.45%     3.21% to 4.61%
        2010                          13,262    9.76 to 10.40        $134,319      0.00%      0.85% to 1.45%     2.46% to 3.18%
        2009                          15,930    9.56 to 10.19        $156,845      0.00%      0.85% to 1.45%     0.65% to 2.02%
        2008                           8,918    9.54 to 10.02         $86,875      0.00%      0.85% to 1.45%    -0.88% to 0.42%
        2007                           3,534     9.76 to 9.98         $34,638      0.00%      0.85% to 1.45%    -3.80% to -3.65%

    Bull
        2011                         292,726     8.05 to 9.15      $2,548,212      0.00%      0.85% to 1.45%    -3.48% to -1.29%
        2010                         239,419     8.28 to 9.27      $2,128,414      0.15%      0.85% to 1.45%    8.60% to 11.01%
        2009                         519,948     7.65 to 8.31      $4,146,270      0.15%      0.85% to 1.45%    20.37% to 21.88%
        2008                          20,170     6.45 to 6.67        $132,884      0.00%      0.85% to 1.45%    -39.21% to -39.12%
        2007                          18,861    10.80 to 10.86       $204,524      0.14%      0.85% to 1.45%     0.83% to 0.98%

    Consumer Goods
        2011                          72,391    11.00 to 12.32       $826,481      1.08%      0.85% to 1.45%     3.38% to 5.46%
        2010                         179,305    10.54 to 11.68     $1,982,574      0.46%      0.85% to 1.45%    13.90% to 15.56%
        2009                           6,786    9.52 to 10.04         $65,359      1.38%      0.85% to 1.45%          n/a
        2008                             446     8.04 to 8.22          $3,617      30.37%     0.85% to 1.45%          n/a
        2007                             706    11.44 to 11.51         $8,087      0.59%      0.85% to 1.45%          n/a

    Consumer Services
        2011                          34,452    9.42 to 10.64        $342,150      0.00%      0.85% to 1.45%     1.83% to 4.04%
        2010                         111,478    9.18 to 10.27      $1,091,045      0.00%      0.85% to 1.45%    16.98% to 19.52%
        2009                          17,944     7.85 to 8.50        $145,921      0.00%      0.85% to 1.45%    27.51% to 27.51%
        2008                             340     6.40 to 6.42          $2,185      0.00%      0.85% to 1.45%    -33.22% to -33.12%
        2007                             317     9.58 to 9.60          $3,046      0.00%      0.85% to 1.45%    -10.70% to -10.57%

    Dow 30
        2011                          80,134    8.90 to 10.14        $750,451      0.00%      0.85% to 1.45%     0.08% to 2.41%
        2010                          16,857     8.90 to 9.91        $155,833      0.00%      0.85% to 1.45%     6.21% to 8.68%
        2009                          11,767     8.38 to 9.11        $101,032      1.48%      0.85% to 1.45%          n/a
        2008                           4,573     7.61 to 7.83         $35,724      0.53%      0.85% to 1.45%          n/a
        2007                           1,191        12.41             $14,782      0.07%      0.85% to 1.45%         10.41%

    Emerging Markets
        2011                          50,999     6.32 to 6.77        $336,086      0.00%      0.85% to 1.45%    -22.27% to -20.94%
        2010                         109,461     8.04 to 8.63        $916,817      0.00%      0.85% to 1.45%     5.89% to 8.35%
        2009                         418,832     7.58 to 7.96      $3,280,242      0.09%      0.85% to 1.45%    58.11% to 59.86%
        2008                         134,420     4.90 to 4.96        $663,484      0.03%      0.85% to 1.45%    -51.09% to -51.09%
        2007                         118,105        10.08          $1,190,766      0.00%      0.85% to 1.45%          n/a

    Europe 30
        2011                           4,273     7.39 to 7.65         $32,074      1.48%      0.85% to 1.45%    -10.73% to -10.28%
        2010                          22,270     7.78 to 8.58        $180,568      1.22%      0.85% to 1.45%    -0.85% to 1.21%
        2009                          54,984     7.79 to 8.48        $449,017      4.38%      0.85% to 1.45%    28.06% to 30.26%
        2008                           5,847     6.19 to 6.48         $37,067      2.28%      0.85% to 1.45%    -45.80% to -44.87%
        2007                          10,092    11.42 to 11.75       $116,830      7.48%      0.85% to 1.45%    11.01% to 12.81%

    Falling U.S. Dollar
        2011                          14,903     8.04 to 8.76        $126,724      0.00%      0.85% to 1.45%    -5.03% to -3.98%
        2010                          13,160     8.82 to 9.12        $117,509      0.00%      0.85% to 1.45%    -4.80% to -3.85%
        2009                          11,097     9.29 to 9.49        $103,909      1.06%      0.85% to 1.45%     1.12% to 1.37%
        2008                          33,122     9.17 to 9.28        $303,931      0.01%      0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Financials
        2011                          16,006     4.12 to 4.39         $67,173      0.00%      0.85% to 1.45%    -16.38% to -15.45%
        2010                          19,222     4.93 to 5.19         $95,946      0.50%      0.85% to 1.45%     7.65% to 8.84%
        2009                          74,722     4.58 to 4.86        $346,750      2.40%      0.85% to 1.45%    11.66% to 13.41%
        2008                         136,516     4.09 to 4.28        $563,595      1.61%      0.85% to 1.45%    -52.06% to -51.89%
        2007                          65,277     8.54 to 8.71        $559,738      1.82%      0.85% to 1.45%        -21.32%

    Health Care
        2011                         100,957    9.76 to 10.93      $1,023,468      0.30%      0.85% to 1.45%     6.44% to 8.58%
        2010                         186,627    9.08 to 10.06      $1,758,594      0.27%      0.85% to 1.45%    -0.14% to 1.01%
        2009                         133,041     9.38 to 9.78      $1,255,925      0.63%      0.85% to 1.45%    16.08% to 17.42%
        2008                         161,382     7.92 to 8.42      $1,308,798      0.32%      0.85% to 1.45%    -26.61% to -26.36%
        2007                         100,227    10.91 to 11.24     $1,103,880      0.00%      0.85% to 1.45%         3.67%

    Industrials
        2011                           6,135     8.44 to 9.25         $54,209      0.92%      0.85% to 1.45%    -4.87% to -3.44%
        2010                          66,309     8.72 to 9.71        $619,538      0.49%      0.85% to 1.45%    19.26% to 21.85%
        2009                          19,078     7.31 to 7.91        $144,527      0.66%      0.85% to 1.45%    20.31% to 21.82%
        2008                           3,186     6.21 to 6.42         $19,828      0.28%      0.85% to 1.45%    -42.31% to -41.58%
        2007                           3,516    10.77 to 11.08        $38,054      0.00%      0.85% to 1.45%          n/a

    International
        2011                          15,256     5.53 to 5.79         $85,216      0.00%      0.85% to 1.45%    -16.87% to -15.95%
        2010                          29,369     6.65 to 6.94        $198,707      0.00%      0.85% to 1.45%     4.62% to 5.78%
        2009                           2,575     6.36 to 6.51         $16,690      0.04%      0.85% to 1.45%          n/a
        2008                           2,283     5.25 to 5.34         $12,099      28.31%     0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Internet
        2011                          14,959    11.38 to 12.50       $178,195      0.00%      0.85% to 1.45%    -9.93% to -8.43%
        2010                          54,621    12.52 to 13.88       $727,375      0.00%      0.85% to 1.45%    31.02% to 33.53%
        2009                          35,335    9.69 to 10.39        $355,848      0.00%      0.85% to 1.45%    71.70% to 73.68%
        2008                          20,420     5.64 to 5.82        $115,647      0.00%      0.85% to 1.45%    -46.52% to -45.95%
        2007                          17,586    10.58 to 10.89       $186,420      1.62%      0.85% to 1.45%          n/a

    Japan
        2011                          53,686     4.20 to 4.20        $225,339      0.00%      0.85% to 1.45%    -20.07% to -20.07%
        2010                          81,428     4.83 to 5.38        $421,503      0.00%      0.85% to 1.45%    -8.57% to -8.29%
        2009                          35,331     5.63 to 5.85        $202,206      1.26%      0.85% to 1.45%         8.25%
        2008                          65,161     4.88 to 5.29        $344,642      10.78%     0.85% to 1.45%        -41.96%
        2007                          20,635     9.11 to 9.16        $188,086      20.73%     0.85% to 1.45%    -11.81% to -11.50%

    Large-Cap Growth
        2011                          48,648    9.13 to 10.37        $478,329      0.00%      0.85% to 1.45%    -0.56% to 1.70%
        2010                         105,792    9.16 to 10.25      $1,037,910      0.03%      0.85% to 1.45%    9.51% to 11.61%
        2009                          27,406     8.46 to 9.14        $242,991      0.00%      0.85% to 1.45%    25.52% to 27.42%
        2008                          46,257     6.79 to 7.07        $324,839      0.00%      0.85% to 1.45%    -37.27% to -36.67%
        2007                          46,285    10.90 to 11.21       $514,296      0.00%      0.85% to 1.45%         4.88%

    Large-Cap Value
        2011                         127,839     7.23 to 8.08        $976,623      0.27%      0.85% to 1.45%    -4.38% to -2.65%
        2010                         185,593     7.63 to 8.34      $1,499,058      0.15%      0.85% to 1.45%    9.72% to 11.33%
        2009                           9,387     7.07 to 7.46         $68,585      0.15%      0.85% to 1.45%    17.04% to 17.33%
        2008                          37,790     6.20 to 6.26        $235,542      1.33%      0.85% to 1.45%    -41.68% to -41.53%
        2007                           8,203    10.66 to 10.75        $87,644      0.43%      0.85% to 1.45%    -1.80% to -1.40%

    Mid-Cap
        2011                          31,597     8.37 to 9.20        $275,239      0.00%      0.85% to 1.45%    -7.20% to -5.84%
        2010                          34,429     9.12 to 9.69        $326,597      0.00%      0.85% to 1.45%    20.63% to 22.14%
        2009                         110,587     7.68 to 7.97        $868,706      0.00%      0.85% to 1.45%          n/a
        2008                           1,025     6.00 to 6.00          $6,152      1.01%      0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Mid-Cap Growth
        2011                          31,210    9.46 to 10.69        $312,125      0.00%      0.85% to 1.45%    -6.28% to -4.24%
        2010                         144,615    9.98 to 11.16      $1,548,426      0.00%      0.85% to 1.45%    24.32% to 26.63%
        2009                          75,328     8.24 to 8.85        $649,763      0.00%      0.85% to 1.45%    34.10% to 35.71%
        2008                           8,137     6.18 to 6.38         $51,504      0.00%      0.85% to 1.45%    -40.12% to -39.97%
        2007                          71,363    10.38 to 10.71       $752,104      0.00%      0.85% to 1.45%     9.36% to 9.52%

    Mid-Cap Value
        2011                          20,074     8.20 to 9.16        $173,898      0.37%      0.85% to 1.45%    -7.08% to -5.26%
        2010                          46,914     8.68 to 9.66        $430,499      2.32%      0.85% to 1.45%    16.49% to 18.60%
        2009                          21,898     7.57 to 8.17        $173,569      1.23%      0.85% to 1.45%    26.62% to 28.41%
        2008                          12,651     5.99 to 6.22         $77,820      0.00%      0.85% to 1.45%    -38.34% to -37.56%
        2007                          24,955    9.73 to 10.01        $247,603      1.86%      0.85% to 1.45%    -2.18% to -1.04%

    Money Market
        2011                       2,232,648     8.64 to 9.98     $21,228,020      0.02%      0.85% to 1.45%    -3.75% to -1.27%
        2010                       2,719,643    8.97 to 10.11     $26,097,031      0.02%      0.85% to 1.45%    -3.76% to -1.27%
        2009                       3,131,362    9.32 to 10.24     $30,776,897      0.04%      0.85% to 1.45%    -3.60% to -1.26%
        2008                       3,644,923    9.73 to 10.37     $36,756,488      0.47%      0.85% to 1.45%    -2.69% to -0.47%
        2007                       1,181,204    10.03 to 10.42    $12,092,204      6.23%      0.85% to 1.45%     0.17% to 2.31%

    Oil & Gas
        2011                         200,734    10.05 to 11.13     $2,066,750      0.18%      0.85% to 1.45%    -1.12% to 0.68%
        2010                         319,228    10.00 to 11.18     $3,337,725      0.34%      0.85% to 1.45%    13.77% to 16.24%
        2009                         273,281     8.87 to 9.62      $2,486,236      0.00%      0.85% to 1.45%    11.58% to 13.72%
        2008                         179,185     6.78 to 8.38      $1,449,233      0.00%      0.85% to 1.45%    -38.97% to -37.92%
        2007                         167,537    13.13 to 13.50     $2,224,050      0.00%      0.85% to 1.45%    28.93% to 29.97%

    NASDAQ-100
        2011                          41,081    10.34 to 11.78       $458,707      0.00%      0.85% to 1.45%    -2.22% to 0.05%
        2010                         376,111    10.58 to 11.83     $4,225,843      0.00%      0.85% to 1.45%    13.95% to 16.72%
        2009                         358,797    9.25 to 10.14      $3,472,874      0.00%      0.85% to 1.45%    47.15% to 49.00%
        2008                          17,227     6.41 to 6.63        $111,549      0.00%      0.85% to 1.45%        -44.25%
        2007                          13,106    11.55 to 11.85       $151,767      0.00%      0.85% to 1.45%         15.34%

    Pharmaceuticals
        2011                          27,507    10.23 to 11.37       $290,719      0.16%      0.85% to 1.45%    12.37% to 14.35%
        2010                          17,298     9.16 to 9.94        $163,160      0.89%      0.85% to 1.45%    -2.74% to -1.36%
        2009                           7,417     9.44 to 9.94         $73,029      1.69%      0.85% to 1.45%    14.52% to 14.70%
        2008                           1,160     8.61 to 8.65         $10,002      1.52%      0.85% to 1.45%    -21.15% to -21.03%
        2007                           1,287    10.92 to 10.95        $14,064      2.96%      0.85% to 1.45%         0.38%

    Precious Metals
        2011                         290,349    8.84 to 10.02      $2,670,882      0.00%      0.85% to 1.45%    -21.99% to -20.26%
        2010                         416,773    11.23 to 12.56     $4,898,793      0.00%      0.85% to 1.45%    28.11% to 31.21%
        2009                         320,379     8.77 to 9.57      $2,934,499      1.08%      0.85% to 1.45%    30.86% to 33.25%
        2008                         114,794     6.78 to 7.12        $796,192      3.33%      0.85% to 1.45%    -32.88% to -31.83%
        2007                          92,297    10.18 to 10.44       $953,254      1.84%      0.85% to 1.45%    19.24% to 20.14%

    Real Estate
        2011                          15,319     7.91 to 8.82        $125,302      0.00%      0.85% to 1.45%     1.36% to 3.14%
        2010                         101,382     7.72 to 8.47        $806,391      4.47%      0.85% to 1.45%    20.59% to 22.77%
        2009                          97,817     6.38 to 6.97        $646,329      10.60%     0.85% to 1.45%    23.99% to 25.49%
        2008                           2,068     5.43 to 5.26         $11,083      0.00%      0.85% to 1.45%    -43.06% to -42.37%
        2007                          15,376     9.21 to 9.42        $142,186      1.79%      0.85% to 1.45%    -21.81 to -21.13%

    Rising Rates Opportunity
        2011                         302,664     3.10 to 3.50        $995,205      0.00%      0.85% to 1.45%    -39.77% to -38.46%
        2010                         779,978     5.14 to 5.75      $4,279,873      0.00%      0.85% to 1.45%    -18.92% to -17.11%
        2009                         221,982     6.40 to 6.94      $1,487,884      0.31%      0.85% to 1.45%    28.41% to 29.70%
        2008                          15,745     5.03 to 5.23         $81,177      3.69%      0.85% to 1.45%    -39.97% to -39.14%
        2007                           7,056     8.41 to 8.65         $60,495      64.55%     0.85% to 1.45%    -7.04% to -6.66%

    Semiconductor
        2011                           3,232     7.27 to 7.74         $23,887      0.10%      0.85% to 1.45%    -5.94% to -5.94%
        2010                           5,449     7.83 to 8.30         $44,313      0.04%      0.85% to 1.45%    8.87% to 10.24%
        2009                         241,377     7.04 to 7.69      $1,785,948      0.00%      0.85% to 1.45%          n/a
        2008                             176     4.64 to 4.64            $816      0.00%      0.85% to 1.45%          n/a
        2007                             172         9.48              $1,633      0.00%      0.85% to 1.45%         4.81%

    Short Dow 30
        2011                           8,145     4.88 to 5.40         $42,372      0.00%      0.85% to 1.45%    -15.81% to -14.29%
        2010                           5,046     5.79 to 6.30         $31,215      0.00%      0.85% to 1.45%    -24.25% to -22.87%
        2009                           2,802     7.65 to 8.17         $22,342      0.00%      0.85% to 1.45%        -27.42%
        2008                           4,182    10.67 to 11.02        $45,384      0.44%      0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Short Emerging Markets
        2011                           3,583     5.38 to 5.64         $19,621      0.00%      0.85% to 1.45%     7.51% to 8.75%
        2010                         143,188     4.90 to 5.26        $723,077      0.00%      0.85% to 1.45%    -21.03% to -20.44%
        2009                           4,499     6.27 to 6.37         $28,600      0.00%      0.85% to 1.45%        -50.11%
        2008                             183    12.70 to 12.70         $2,322      0.16%      0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Short International
        2011                          14,422     7.54 to 7.94        $111,648      0.00%      0.85% to 1.45%    -1.30% to -0.06%
        2010                          12,681     7.64 to 7.94         $98,759      0.00%      0.85% to 1.45%    -16.97% to -16.26%
        2009                          20,401     9.31 to 9.59        $191,873      -0.01%     0.85% to 1.45%    -32.17% to -32.00%
        2008                           1,134    13.72 to 13.76        $15,593      0.02%      0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Short Mid-Cap
        2011                           1,105     4.88 to 5.10          $5,516      0.00%      0.85% to 1.45%    -11.02% to -10.31%
        2010                           1,045     5.48 to 5.69          $5,840      0.00%      0.85% to 1.45%    -28.11% to -27.53%
        2009                          69,524     7.42 to 8.14        $542,722      0.89%      0.85% to 1.45%    -37.68% to -36.39%
        2008                          50,054    12.01 to 12.69       $614,579      0.11%      0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Short NASDAQ-100
        2011                         131,562     4.58 to 5.08        $643,248      0.00%      0.85% to 1.45%    -13.20% to -12.03%
        2010                           6,774     5.28 to 5.57         $36,308      0.00%      0.85% to 1.45%    -23.59% to -22.86%
        2009                          92,336     6.72 to 7.38        $653,427      1.27%      0.85% to 1.45%    -42.76% to -41.57%
        2008                          64,964    11.86 to 12.52       $787,309      0.32%      0.85% to 1.45%    44.50% to 44.72%
        2007                          18,685     8.45 to 8.62        $160,943      3.48%      0.85% to 1.45%          n/a

    Short Small-Cap
        2011                          38,369     4.51 to 5.05        $187,119      0.00%      0.85% to 1.45%    -11.86% to -10.75%
        2010                          29,056     5.30 to 5.78        $160,529      0.00%      0.85% to 1.45%    -31.22% to -29.93%
        2009                         205,275     7.54 to 8.28      $1,622,914      1.10%      0.85% to 1.45%    -34.77% to -33.41%
        2008                          76,750    11.66 to 12.32       $914,786      0.40%      0.85% to 1.45%         20.83%
        2007                             764         9.90              $7,560      4.16%      0.85% to 1.45%         1.78%

    Small-Cap
        2011                         181,279     7.83 to 8.87      $1,532,704      0.00%      0.85% to 1.45%    -8.90% to -7.10%
        2010                          70,004     8.60 to 9.42        $631,227      0.00%      0.85% to 1.45%    20.50% to 22.87%
        2009                         169,877     7.13 to 7.74      $1,281,454      0.00%      0.85% to 1.45%    21.98% to 23.82%
        2008                           9,677     5.89 to 6.13         $58,323      0.51%      0.85% to 1.45%    -36.69% to -36.56%
        2007                           3,000     9.53 to 9.71         $28,846      0.12%      0.85% to 1.45%    -4.79% to -4.16%

    Small-Cap Growth
        2011                          14,124    9.00 to 10.06        $133,683      0.00%      0.85% to 1.45%    -2.05% to -0.12%
        2010                         102,231    9.04 to 10.07        $996,080      0.00%      0.85% to 1.45%    21.28% to 23.98%
        2009                          71,490     7.48 to 8.15        $553,261      0.00%      0.85% to 1.45%    22.13% to 23.61%
        2008                           3,180     6.21 to 6.42         $20,161      0.00%      0.85% to 1.45%        -35.83%
        2007                          14,157    9.77 to 10.01        $140,143      0.00%      0.85% to 1.45%         -1.83%

    Small-Cap Value
        2011                          12,137     7.75 to 8.65         $98,851      0.00%      0.85% to 1.45%    -7.26% to -5.43%
        2010                          32,737     8.22 to 9.15        $284,341      0.22%      0.85% to 1.45%    18.14% to 20.23%
        2009                           6,385     7.03 to 7.56         $46,931      0.32%      0.85% to 1.45%    16.49% to 18.02%
        2008                          18,045     5.82 to 6.30        $112,531      0.00%      0.85% to 1.45%    -32.91% to -32.06%
        2007                           6,005     9.08 to 9.29         $55,558      0.00%      0.85% to 1.45%    -10.12% to -9.02%

    Technology
        2011                          20,526    9.73 to 10.69        $208,258      0.00%      0.85% to 1.45%    -4.13% to -3.03%
        2010                          27,164    10.23 to 11.02       $286,738      0.00%      0.85% to 1.45%     7.25% to 8.70%
        2009                         170,332    9.41 to 10.27      $1,673,080      0.00%      0.85% to 1.45%    56.50% to 58.47%
        2008                         109,427     6.35 to 6.14        $677,277      0.00%      0.85% to 1.45%    -46.06% to -45.38%
        2007                          74,806    11.39 to 11.72       $856,280      0.00%      0.85% to 1.45%    11.29% to 12.26%

    Telecommunications
        2011                           3,049     9.03 to 9.62         $28,624      6.35%      0.85% to 1.45%    -1.24% to -0.29%
        2010                           4,260     9.15 to 9.61         $40,645      0.45%      0.85% to 1.45%    12.16% to 13.23%
        2009                         198,659     7.95 to 8.68      $1,658,628      0.33%      0.85% to 1.45%     3.42% to 5.46%
        2008                          13,244     7.71 to 8.13        $105,624      9.47%      0.85% to 1.45%    -36.37% to -35.92%
        2007                           3,528    12.35 to 12.57        $44,174      0.81%      0.85% to 1.45%    12.35% to 12.57%

    U.S. Government Plus
        2011                          77,715    15.97 to 18.08     $1,331,177      0.37%      0.85% to 1.45%    38.60% to 41.53%
        2010                          46,903    11.41 to 12.71       $561,226      2.27%      0.85% to 1.45%     6.58% to 7.97%
        2009                          18,971    10.93 to 11.47       $214,117      0.03%      0.85% to 1.45%    -34.28% to -33.92%
        2008                          16,795    16.90 to 17.54       $290,233      1.21%      0.85% to 1.45%    46.84% to 47.43%
        2007                           5,126    11.82 to 11.90        $60,715      2.74%      0.85% to 1.45%          n/a

    Ultra Bull
        2011                         137,889     5.26 to 5.79        $730,987      0.00%      0.85% to 1.45%    -7.87% to -6.29%
        2010                         506,783     5.59 to 6.25      $2,996,271      0.00%      0.85% to 1.45%    17.73% to 20.59%
        2009                       1,078,940     4.73 to 5.18      $5,360,014      0.89%      0.85% to 1.45%    41.07% to 42.63%
        2008                          19,004     3.52 to 3.62         $67,527      3.40%      0.85% to 1.45%    -68.19% to -67.85%
        2007                          26,414    11.04 to 11.28       $293,661      0.79%      0.85% to 1.45%    -1.60% to -0.71%

    Ultra Mid-Cap
        2011                          56,304     5.86 to 6.40        $338,096      0.00%      0.85% to 1.45%    -16.28% to -15.14%
        2010                         131,286     6.89 to 7.71        $960,431      0.00%      0.85% to 1.45%    45.11% to 47.60%
        2009                         102,960     4.88 to 5.22        $513,082      0.15%      0.85% to 1.45%    61.45% to 63.48%
        2008                          68,807     2.69 to 3.19        $214,672      2.63%      0.85% to 1.45%    -68.29% to -67.90%
        2007                          30,158     9.65 to 9.93        $295,434      2.52%      0.85% to 1.45%     2.82% to 4.12%

    Ultra NASDAQ-100
        2011                          14,073     8.61 to 9.62        $128,135      0.00%      0.85% to 1.45%    -4.59% to -3.10%
        2010                          33,228     8.94 to 9.73        $309,784      0.00%      0.85% to 1.45%    30.32% to 32.68%
        2009                         391,866     6.84 to 7.50      $2,828,106      0.00%      0.85% to 1.45%    111.81% to 116.52%
        2008                         494,338     3.26 to 3.46      $1,666,194      0.00%      0.85% to 1.45%    -73.55% to -73.10%
        2007                         173,463    12.46 to 12.87     $2,200,943      0.00%      0.85% to 1.45%         25.74%

    Ultra Short Dow30
        2011                          96,357     3.09 to 3.37        $302,485      0.00%      0.85% to 1.45%    -30.85% to -29.84%
        2010                         105,482     4.49 to 4.72        $478,261      0.00%      0.85% to 1.45%    -35.92% to -34.89%
        2009                          57,058     7.01 to 7.25        $404,663      0.11%      0.85% to 1.45%        -47.02%
        2008                           6,611    13.40 to 13.69        $89,831      11.37%     0.85% to 1.45%          n/a
        2007                               -          -                    $0       n/a       0.85% to 1.45%          n/a

    Ultra Short NASDAQ-100
        2011                         156,601     2.53 to 2.73        $407,820      0.00%      0.85% to 1.45%    -24.85% to -23.64%
        2010                         479,721     3.39 to 3.63      $1,670,172      0.00%      0.85% to 1.45%    -43.06% to -42.05%
        2009                          53,528     5.97 to 6.19        $327,089      0.46%      0.85% to 1.45%    -65.08% to -64.97%
        2008                          27,850    17.36 to 17.59       $485,785      2.47%      0.85% to 1.45%          n/a
        2007                             833         9.80              $8,165      0.00%      0.85% to 1.45%          n/a

    Ultra Small-Cap
        2011                          10,090     4.21 to 4.58         $55,235      0.00%      0.85% to 1.45%    -21.27% to -20.08%
        2010                         168,411     5.18 to 5.80        $931,565      0.00%      0.85% to 1.45%    43.56% to 46.38%
        2009                          63,475     3.68 to 3.94        $241,258      0.29%      0.85% to 1.45%    36.37% to 38.23%
        2008                          80,726     2.70 to 2.86        $225,087      0.99%      0.85% to 1.45%    -67.11% to -66.63%
        2007                          35,465     8.36 to 8.57        $299,996      0.47%      0.85% to 1.45%          n/a

    Utilities
        2011                          79,588    10.71 to 12.20       $905,158      1.68%      0.85% to 1.45%    13.42% to 15.59%
        2010                          29,135    9.53 to 10.41        $289,918      0.36%      0.85% to 1.45%     2.72% to 4.11%
        2009                          24,366     9.47 to 9.95        $238,605      3.65%      0.85% to 1.45%     7.36% to 8.76%
        2008                           7,762     8.82 to 9.23         $69,402      8.09%      0.85% to 1.45%    -32.82% to -31.66%
        2007                          11,379    13.13 to 13.51       $150,868      0.47%      0.85% to 1.45%    12.53% to 13.61%

   Van Eck Variable Insurance Portfolio
    Global Hard Assets Fund
        2011                         551,348    10.77 to 41.64    $16,260,669      1.18%      0.85% to 1.45%    -19.44% to -17.24%
        2010                         564,648    13.48 to 50.67    $20,767,055      0.32%      0.85% to 1.45%    24.50% to 28.01%
        2009                         536,922    10.78 to 39.86    $16,440,870      0.24%      0.85% to 1.45%    51.74% to 56.05%
        2008                         476,308    7.15 to 25.72      $9,533,690      0.38%      0.85% to 1.45%    -48.02% to -46.64%
        2007                         528,838    13.80 to 48.54    $20,156,629      0.10%      0.85% to 1.45%    40.76% to 43.98%

    Emerging Markets Fund
        2011                         112,496    12.97 to 29.81     $2,818,092      1.10%      0.95% to 1.40%    -28.18% to -26.44%
        2010                         125,306    19.76 to 41.94     $4,386,760      0.56%      0.95% to 1.40%    22.67% to 25.64%
        2009                         324,446    15.89 to 33.62     $8,612,330      0.07%      0.95% to 1.40%    106.16% to 111.16%
        2008                         170,422    7.61 to 15.74      $2,158,848      0.00%      0.95% to 1.40%    -65.95% to -65.11%
        2007                         238,513    22.03 to 46.28     $8,978,925      0.39%      0.95% to 1.40%    33.06% to 36.31%

    Global Bond Fund
        2011                         183,521    12.10 to 17.87     $3,067,936      5.20%      0.95% to 1.40%     5.95% to 7.12%
        2010                          93,668    11.89 to 16.68     $1,489,311      3.73%      0.95% to 1.40%     4.04% to 5.19%
        2009                         105,610    11.43 to 15.86     $1,583,454      2.32%      0.95% to 1.40%     3.83% to 4.98%
        2008                          62,748    11.00 to 15.11       $873,368      8.48%      0.95% to 1.40%     1.50% to 2.63%
        2007                          34,174    10.83 to 14.72       $474,634      4.86%      0.95% to 1.40%     7.47% to 8.67%

    Worldwide Real Estate Fund
        2009                               -          -                    $0      0.00%      0.95% to 1.40%          n/a
        2008                         199,002    5.06 to 12.74      $1,435,883      5.57%      0.95% to 1.40%    -56.61% to -55.54%
        2007                         183,261    11.44 to 28.65     $3,480,080      0.99%      0.95% to 1.40%    -2.45% to -0.07%

   Janus Aspen Series
    Growth and Income Portfolio
        2010                               -          -                    $0      0.97%      0.95% to 1.40%          n/a
        2009                          23,509    9.79 to 13.77        $309,512      0.80%      0.95% to 1.40%    35.98% to 37.97%
        2008                          30,073     7.17 to 9.98        $287,516      0.79%      0.95% to 1.40%    -42.57% to -41.73%
        2007                          40,934    12.44 to 17.12       $672,799      0.00%      0.95% to 1.40%     6.16% to 7.72%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
        2011                       2,863,511    12.28 to 15.25    $40,725,603      2.69%      0.85% to 1.45%    -0.25% to 2.63%
        2010                       2,686,254    12.13 to 14.86    $37,862,526      2.73%      0.85% to 1.45%     4.08% to 7.08%
        2009                       2,896,668    11.63 to 13.88    $38,169,100      4.94%      0.85% to 1.45%    9.95% to 12.96%
        2008                       2,968,051    10.57 to 12.29    $34,987,198      4.66%      0.85% to 1.45%     1.08% to 3.80%
        2007                       2,778,423    10.46 to 11.84    $31,782,014      5.12%      0.85% to 1.45%     4.88% to 7.71%

    Low Duration Portfolio
        2011                         525,464    10.70 to 12.78     $6,138,598      1.56%      0.85% to 1.45%    -2.46% to 0.16%
        2010                         654,472    10.41 to 12.76     $7,768,442      1.82%      0.85% to 1.45%     1.57% to 4.29%
        2009                       1,060,821    10.25 to 12.24    $12,158,287      1.64%      0.85% to 1.45%    9.31% to 12.25%
        2008                         215,399    9.38 to 10.90      $2,251,914      5.50%      0.85% to 1.45%    -3.95% to -1.36%
        2007                         119,635    9.77 to 11.05      $1,283,734      4.81%      0.85% to 1.45%     3.54% to 6.34%

    High Yield Portfolio
        2011                       1,667,630    11.20 to 16.51    $22,869,229      6.09%      0.85% to 1.45%    -0.60% to 2.37%
        2010                       1,329,415    11.27 to 16.13    $17,908,306      7.43%      0.85% to 1.45%    10.19% to 13.37%
        2009                       1,258,883    10.28 to 14.22    $15,371,046      7.52%      0.85% to 1.45%    35.04% to 38.94%
        2008                         593,773    7.61 to 10.24      $5,456,913      7.52%      0.85% to 1.45%    -26.04% to -24.24%
        2007                         510,428    10.43 to 13.51     $6,565,689      7.48%      0.85% to 1.45%     0.07% to 2.52%

    Real Return Portfolio
        2011                         480,504    12.20 to 16.03     $6,979,131      2.56%      0.85% to 1.45%    7.57% to 10.61%
        2010                         450,280    11.34 to 14.49     $6,043,790      1.57%      0.85% to 1.45%     4.28% to 7.08%
        2009                         629,988    10.95 to 13.53     $7,976,259      2.81%      0.85% to 1.45%    14.18% to 17.24%
        2008                         369,693    9.57 to 11.54      $3,985,026      5.88%      0.85% to 1.45%    -10.11% to -7.91%
        2007                         288,934    10.78 to 12.53     $3,493,905      4.69%      0.85% to 1.45%     6.97% to 9.58%

    All Asset Portfolio
        2011                         158,271    11.44 to 12.89     $1,927,813      7.07%      0.85% to 1.45%    -1.57% to 0.51%
        2010                         115,843    11.51 to 12.82     $1,404,847      6.74%      0.85% to 1.45%    9.28% to 11.43%
        2009                          80,190    10.71 to 11.50       $893,702      2.25%      0.85% to 1.45%    13.23% to 14.76%
        2008                          76,942     9.14 to 9.57        $753,352      8.63%      0.85% to 1.45%    -17.53% to -17.53%
        2007                             931        11.48             $10,693      7.45%      0.85% to 1.45%          n/a

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
        2011                         201,670    7.47 to 10.44      $1,981,673      0.54%      0.85% to 1.45%    -2.98% to -0.27%
        2010                         422,174    7.70 to 10.47      $4,161,507      0.59%      0.85% to 1.45%    25.40% to 28.89%
        2009                         339,009     6.14 to 8.12      $2,650,161      1.12%      0.85% to 1.45%    23.53% to 26.47%
        2008                         363,402     5.04 to 6.42      $2,251,894      0.70%      0.85% to 1.45%    -36.14% to -34.65%
        2007                         369,447     8.15 to 9.83      $3,526,618      1.06%      0.85% to 1.45%    -19.17% to -17.28%

    Large Cap Value Fund
        2011                         136,719     8.90 to 9.78      $1,282,843      0.38%      0.95% to 1.40%    -8.89% to -7.93%
        2010                          27,903    9.77 to 10.63        $290,585      0.66%      0.95% to 1.40%    9.00% to 10.15%
        2009                          40,242     8.96 to 9.65        $382,326      1.66%      0.95% to 1.40%    15.98% to 17.20%
        2008                          43,479     7.73 to 8.23        $352,852      2.07%      0.95% to 1.40%    -35.92% to -35.14%
        2007                          45,450    12.04 to 12.69       $571,961      1.94%      0.95% to 1.40%    -0.53% to 0.53%

    Mid Cap Value Fund
        2011                         418,674    10.09 to 12.60     $5,092,088      0.81%      0.95% to 1.40%    -9.37% to -7.26%
        2010                         410,725    11.09 to 13.58     $5,402,048      0.78%      0.95% to 1.40%    21.07% to 23.82%
        2009                         285,700    9.21 to 10.97      $3,038,668      2.02%      0.95% to 1.40%    28.96% to 31.89%
        2008                         210,711     7.11 to 8.32      $1,713,790      1.34%      0.95% to 1.40%    -38.77% to -37.65%
        2007                         160,330    12.47 to 13.34     $2,104,830      1.22%      0.95% to 1.40%     0.74% to 2.22%

   Nueberger Berman Advisors Management Trust
    Small Cap Growth Portfolio
        2011                          54,815     7.91 to 9.05        $480,184      0.00%      0.95% to 1.40%    -3.21% to -1.99%
        2010                         218,952     8.57 to 9.24      $1,965,677      0.00%      0.95% to 1.40%    17.19% to 18.48%
        2009                          63,556     7.38 to 7.80        $487,815      0.00%      0.95% to 1.40%    20.68% to 21.59%
        2008                          17,149     6.22 to 6.41        $108,804      0.00%      0.95% to 1.40%    -40.50% to -40.05%
        2007                          20,560    10.46 to 10.70       $217,365      0.00%      0.95% to 1.40%    -1.19% to -0.44%

    Mid-Cap Growth Portfolio
        2011                          35,758    11.90 to 14.45       $494,753      0.00%      0.95% to 1.40%    -2.11% to -0.69%
        2010                         135,682    13.33 to 14.55     $1,906,291      0.00%      0.95% to 1.40%    25.70% to 27.53%
        2009                          51,687    10.61 to 11.41       $580,166      0.00%      0.95% to 1.40%    28.23% to 30.10%
        2008                         157,314     8.27 to 8.77      $1,362,686      0.00%      0.95% to 1.40%    -44.86% to -44.05%
        2007                          94,100    14.96 to 15.67     $1,460,282      0.00%      0.95% to 1.40%    19.29% to 21.04%

    Regency Portfolio
        2011                           8,067    9.29 to 11.41         $90,083      0.28%      0.95% to 1.40%    -8.76% to -7.38%
        2010                          31,974    11.24 to 12.32       $346,183      0.40%      0.95% to 1.40%    23.13% to 24.99%
        2009                          13,231     9.14 to 9.85        $126,506      5.44%      0.95% to 1.40%    43.59% to 45.17%
        2008                         112,950     5.54 to 6.79        $746,416      0.08%      0.95% to 1.40%    -47.11% to -46.33%
        2007                         172,535    10.37 to 12.65     $2,132,570      0.13%      0.95% to 1.40%     0.84% to 2.32%

   Premier VIT
    NACM Small Cap Portfolio
        2010                               -          -                    $0      0.29%      0.95% to 1.40%          n/a
        2009                         101,920     7.47 to 8.27        $805,818      0.04%      0.95% to 1.40%    12.44% to 14.48%
        2008                          52,274     5.95 to 7.14        $362,367      0.00%      0.95% to 1.40%    -43.03% to -42.19%
        2007                          26,701    10.33 to 12.44       $312,404      0.00%      0.95% to 1.40%    -1.82% to -0.38%

    OpCap Renaissance Portfolio
        2008                               -          -                    $0      1.42%      0.95% to 1.40%          n/a
        2007                           1,103    10.87 to 11.04        $12,103      0.02%      0.95% to 1.40%     4.52% to 5.05%

   Credit Suisse Trust
    International Equity Flex II Portfolio
        2011                               -        $0.00                  $0      4.09%      0.85% to 1.45%          n/a
        2010                           4,604     6.59 to 7.10         $31,378      0.06%      0.85% to 1.45%    8.92% to 10.07%
        2009                           2,939     5.92 to 6.29         $18,030      1.32%      0.85% to 1.45%    27.17% to 29.29%
        2008                           8,878     4.65 to 4.86         $42,398      3.65%      0.85% to 1.45%    -48.65% to -47.79%
        2007                           4,884     9.03 to 9.38         $45,218      0.00%      0.85% to 1.45%          n/a

    U.S. Equity Flex II Portfolio
        2011                               -        $0.00                  $0      1.55%      0.85% to 1.45%          n/a
        2010                          12,478    9.18 to 10.03        $121,281      0.13%      0.85% to 1.45%    10.31% to 12.42%
        2009                          13,715     8.32 to 8.92        $119,844      5.98%      0.85% to 1.45%    26.14% to 27.79%
        2008                          10,749     6.74 to 6.98         $74,494      3.00%      0.85% to 1.45%    -37.74% to -37.33%
        2007                          11,248    10.92 to 11.14       $124,730      1.37%      0.85% to 1.45%    -0.39% to -0.19%

   Dreyfus Variable Investment Fund
    Appreciation Portfolio
        2011                         140,336    10.54 to 11.97     $1,591,230      1.63%      0.85% to 1.45%     4.85% to 7.23%
        2010                         157,637    10.05 to 11.16     $1,686,774      0.23%      0.85% to 1.45%    11.42% to 13.45%
        2009                          11,367     9.08 to 9.84        $105,247      0.93%      0.85% to 1.45%    17.91% to 19.63%
        2008                           9,316     7.70 to 8.06         $73,646      2.11%      0.85% to 1.45%    -32.22% to -31.08%
        2007                           7,692    11.36 to 11.75        $89,543      1.64%      0.85% to 1.45%          n/a

    International Value Portfolio
        2011                          13,461     6.26 to 7.01         $89,631      1.89%      0.85% to 1.45%    -21.67% to -20.29%
        2010                          14,630     7.99 to 8.67        $122,768      1.18%      0.85% to 1.45%     0.79% to 2.26%
        2009                          11,853     7.99 to 8.64         $98,657      2.02%      0.85% to 1.45%    26.41% to 28.20%
        2008                          13,696     6.37 to 6.68         $89,666      2.36%      0.85% to 1.45%    -39.46% to -38.45%
        2007                          22,091    10.55 to 10.85       $237,667      0.41%      0.85% to 1.45%     1.70% to 1.86%

    Socially Responsible Growth Fund
        2011                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2010                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2009                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2008                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2007                               -          -                    $0      0.00%      0.85% to 1.45%          n/a

   Direxion Insurance Trust
    Managed Bond Fund
        2009                               -          -                    $0      51.67%     0.85% to 1.45%          n/a
        2008                          66,521    9.83 to 10.07        $658,616      4.34%      0.85% to 1.45%    -0.10% to 0.75%
        2007                          73,715    9.82 to 10.08        $730,031      2.40%      0.85% to 1.45%    -1.87% to -0.78%

    All-Cap Equity Fund
        2009                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2008                         101,638     6.92 to 7.09        $706,488      0.00%      0.85% to 1.45%    -24.96% to -24.32%
        2007                         220,319     9.69 to 9.95      $2,156,412      0.47%      0.85% to 1.45%     0.00% to 1.12%

    HY Bond Fund
        2011                          16,687     9.25 to 9.79        $163,169      5.29%      0.85% to 1.45%     1.95% to 2.97%
        2010                          17,425     9.07 to 9.51        $161,172      7.44%      0.85% to 1.45%     1.03% to 2.05%
        2009                           5,311     8.95 to 9.31         $48,543      2.04%      0.85% to 1.45%     7.10% to 7.75%
        2008                         127,858     8.24 to 8.73      $1,094,039      0.67%      0.85% to 1.45%    -12.21% to -11.37%
        2007                          47,580     9.69 to 9.85        $464,137      3.24%      0.85% to 1.45%          n/a

   Invesco Van Kampen Variable Insurance Fund
    Growth and Income Portfolio
        2011                          75,445     8.61 to 9.62        $679,334      1.59%      0.85% to 1.45%    -5.43% to -3.62%
        2010                          34,999     9.09 to 9.98        $329,578      0.08%      0.85% to 1.45%    8.55% to 10.63%
        2009                          22,875     8.42 to 9.02        $195,824      2.01%      0.85% to 1.45%    20.08% to 21.47%
        2008                          11,222     7.01 to 7.23         $79,445      1.93%      0.85% to 1.45%    -34.36% to -33.86%
        2007                           5,355    10.70 to 10.84        $57,681      1.91%      0.85% to 1.45%          n/a

   Morgan Stanley Universal Institutional Funds
    Emerging Markets Debt Portfolio
        2011                          19,367    12.19 to 13.85       $251,047      2.79%      0.85% to 1.45%     3.06% to 5.40%
        2010                          27,339    11.83 to 13.14       $340,567      2.30%      0.85% to 1.45%     6.13% to 8.22%
        2009                          14,068    11.31 to 12.15       $164,309      10.64%     0.85% to 1.45%    27.35% to 27.54%
        2008                           1,634     9.28 to 9.32         $15,211      2.73%      0.85% to 1.45%    -16.79% to -16.67%
        2007                          12,845    11.15 to 11.26       $143,678      9.00%      0.85% to 1.45%     4.12% to 4.28%

    Emerging Markets Equity Portfolio
        2011                          42,646    9.23 to 10.40        $418,758      0.09%      0.85% to 1.45%    -21.05% to -19.37%
        2010                         129,035    11.53 to 12.96     $1,581,054      0.21%      0.85% to 1.45%    14.75% to 17.41%
        2009                         224,025    10.13 to 11.04     $2,354,465      0.00%      0.85% to 1.45%    64.60% to 67.50%
        2008                          27,199     6.23 to 6.53        $174,359      0.00%      0.85% to 1.45%    -58.11% to -57.41%
        2007                          24,876    14.92 to 15.37       $376,592      0.62%      0.85% to 1.45%    37.46% to 38.29%

    Mid Cap Growth Portfolio
        2011                          35,322    10.23 to 11.65       $386,996      0.24%      0.85% to 1.45%    -10.54% to -8.46%
        2010                          57,071    11.43 to 12.73       $688,148      0.00%      0.85% to 1.45%    27.47% to 30.43%
        2009                          28,965     8.97 to 9.76        $268,742      0.00%      0.85% to 1.45%    52.26% to 54.10%
        2008                           9,000     5.98 to 6.18         $54,675      3.68%      0.85% to 1.45%    -48.50% to -47.90%
        2007                          20,574    11.64 to 11.97       $244,319      0.00%      0.85% to 1.45%          n/a

    U.S. Mid Cap Value Portfolio
        2011                          10,725    9.66 to 11.00        $109,267      0.43%      0.85% to 1.45%    -2.83% to -0.92%
        2010                          15,347    9.94 to 10.89        $157,983      0.99%      0.85% to 1.45%    17.75% to 19.58%
        2009                          12,453     8.44 to 9.02        $108,022      0.00%      0.85% to 1.45%    34.71% to 35.25%
        2008                             588     6.37 to 6.44          $3,762      3.01%      0.85% to 1.45%          n/a
        2007                           1,457    11.28 to 11.49        $16,485      0.42%      0.85% to 1.45%          n/a

    U.S. Real Estate Portfolio
        2011                          20,353    9.28 to 10.43        $201,715      0.58%      0.85% to 1.45%     2.24% to 4.20%
        2010                          23,010    9.07 to 10.01        $222,824      0.73%      0.85% to 1.45%    25.33% to 26.78%
        2009                           2,210     7.31 to 7.66         $16,730      2.12%      0.85% to 1.45%    24.32% to 25.95%
        2008                           3,321     5.88 to 6.08         $19,894      1.41%      0.85% to 1.45%    -40.02% to -39.29%
        2007                          13,796    9.82 to 10.10        $138,157      0.83%      0.85% to 1.45%    -19.04% to 18.92%

   Northern Lights Variable Trust
    Adaptive Allocation Portfolio
        2011                       3,696,604    9.13 to 10.20     $36,214,488      0.00%      0.85% to 1.45%`   -7.16% to -4.91%
        2010                       2,346,071    9.83 to 10.73     $24,764,596      0.00%      0.85% to 1.45%    13.32% to 15.66%
        2009                       1,616,425     8.79 to 9.27     $14,988,870      0.00%      0.85% to 1.45%    19.06% to 19.17%
        2008                       1,739,883     7.69 to 7.78     $13,528,700      0.41%      0.85% to 1.45%    -19.62% to -19.06%
        2007                       1,707,612     9.57 to 9.61     $16,411,138      0.00%      0.85% to 1.45%    -4.30% to -3.90%

    Chariot Absolute Return All Opportunities Portfolio
        2011                               -          -                    $0      0.00%      0.85% to 1.45%          n/a
        2010                       1,174,152     9.41 to 9.73     $11,219,989      0.00%      0.85% to 1.45%    -3.14% to -0.89%
        2009                       1,751,489     9.71 to 9.82     $17,095,601      0.00%      0.85% to 1.45%          n/a

          *   The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

          **  The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

          *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the
              percentage change from inception to the end of the period.
Part C

OTHER INFORMATION

 Item 24.

(a)  Financial Statements

All required Financial statements are included in Part B of the Registration Statement

(b)  Exhibits:

(1)   Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C (3)

(2)   Not Applicable

(3)   (a)   Principal Underwriting Agreement between Midland National Life Insurance Company and Sammons Financial Network (11)

        (b)  Registered Representative Contract  (11)

(4)  (a)     Form of Flexible Premium Deferred Variable Annuity Contract (11)

 (5)  (a)    Application for Flexible Premium Deferred Variable Annuity Contract (11)

(6)   (a)    Articles of Incorporation of Midland National Life Insurance Company (3)

        (b)  By-laws of Midland National Life Insurance Company (3)

(7)   Reinsurance Agreement for contracts issued under this Registration Statement. (6)

(8)   (a)    Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II. (8)

(b)   Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II.  (2)

(c)   Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III. (9)

(d)   Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III.  (4)

        (e)   Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (6)

(f)      Rule 22c-2 Agreement between Midland National Life Insurance Company Calvert Distributors, Inc.   (10)

(g)     SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation.   (10)

(h)     SEC Rule 22c-2 Supplement to Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC.  (10)

(i)       Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc.  (10)

(j)       Participation agreement between Midland National Life Insurance Company and BlackRock.  (12)

(k)     Participation agreement between Midland National Life Insurance Company and DWS. (12)

(l)       Participation agreement between Midland National Life Insurance Company and Eaton Vance. (12)

(m)    Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (12)

(n)     Amendment to Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (12)

(o)     Participation agreement between Midland National Life Insurance Company and Ivy Funds. (12)

(p)     Participation agreement between Midland National Life Insurance Company and Legg Mason. (12)

(q)     Participation agreement between Midland National Life Insurance Company and Pioneer Funds. (12)

(r)      Participation agreement between Midland National Life Insurance Company and Prudential. (12)

(s)     Participation agreement between Midland National Life Insurance Company and Royce Funds. (12)

(t)      Amendment to Participation agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (12)

(u)     Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (12)

(v)     Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc.  (12)

(w)    Participation Agreement between Midland National Life Insurance Company and Calvert Asset Management Company, Inc. (12)

(x)      Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (12)

(y)     Participation Agreement between Midland National Life Insurance Company and Rydex Distributors LLC. (12)

(9)   (a)   Opinion and Consent of Counsel (12)

(b)   Power of Attorney (12)

(10) (a)   Consent of Sutherland Asbill & Brennan, LLP (12)

(b)   Consent of Independent Registered Public Accounting Firm (12)

(11) Not Applicable

(12) Not Applicable

(13) Performance Data Calculations (6)

1.        Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333-80975)

2.        Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 on April 23, 1997 (File No. 333-14061)

3.        Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on February 23, 1998 (File No. 33-64016).

4.        Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)

5.        Incorporated herein by reference to Pre-Effective Amendment No. 1   for Form N-4 on January 14, 2002 (File No. 333-71800)

6.        Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on April 28, 2003 (File No. 333-71800)

7.        Incorporated herein by reference to Post-Effective Amendment No. 5 for form N-4 on November 24, 2004 (File No. 333-108437)

8.        Incorporated herein by reference to Initial N-4 Filing on June 7, 1993 (File 33-64016)

9.        Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on April 29, 1997 (File No. 33-64016)

10.     Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 28, 2008 (File No. 333-108437)

11.     Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on December 15, 2011  (File No. 333-176870)

12.     Filed herewith

13.     To be filed by amendment

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Esfandyar E. Dinshaw**..............................................	Chairman of the Board & Chief Executive Officer
Steven C. Palmitier***.................................................	President and Chief Operating Officer – Director
John J. Craig II**.........................................................	Senior Vice President & Treasurer - Director
Darron K. Ash.............................................................	Director
David C. Bratton..........................................................	Director
Roland C. Baker..........................................................	Director
Willard Bunn, III..........................................................	Director
William D. Heinz..........................................................	Director
Heather Kreager..........................................................	Director
Michael M. Masterson..................................................	Director
Cindy K. Reed**..........................................................	President, Annuity Division
William L. Lowe**.......................................................	President, Sammons Retirement Solutions
Robert R. TeKolste......................................................	Executive Vice President
Victoria E. Fimea**......................................................	Senior Vice President, General Counsel & Secretary
Donald T. Lyons **......................................................	Senior Vice President and Corporate Actuary
David Shaw **.............................................................	Senior Vice President and Chief Information Officer
Rebecca L. Luloff**....................................................	Senior Vice President, Chief Administration Officer & Assistant Secretary
Melody R.J. Jensen......................................................	Vice President, General Counsel, and Secretary
Daniel M. Kiefer..........................................................	Vice President and Chief Financial Officer
Ann Hughes**.............................................................	Vice President, Business Development - SRS
Brent A. Mardis**	Vice President, Chief Risk & Compliance Officer
Robert W. Buchanan....................................................	Vice President, New Business & Underwriting
Timothy A. Reuer........................................................	Vice President, Product Development
Teri L. Ross**.............................................................	Vice President, Annuity New Business & Agency Services
Bradley W. Rosenblatt***............................................	Vice President, Marketing and Sales Support
Kirk Evans**...............................................................	Vice President, Product Actuary & Risk Management – SRS
Michael L. Yanacheak**..............................................	2nd Vice President, Product Development - Annuity Division
Gregory S. Helms.........................................................	2nd Vice President, Policy Change & Accounting, Assistant Secretary
Diana Ronald**............................................................	2nd Vice President, Client Services & Claims and Benefits
Teresa A. Silvius***......................................................................	Assistant Vice President Variable Compliance & 38a-1 CCO
Richard T. Hicks..........................................................	Assistant Vice President, Systems Administration & Policy Accounting
Randy D. Shaull...........................................................	Assistant Vice President & Actuary
Melissa Scheuerman**.................................................	Assistant Vice President, Business Development SRS
Susan Mersereau**......................................................	Assistant Vice President, COO Broker Dealer – SRS

 *     Unless noted otherwise, the principal business address for each officer and director is One Sammons Plaza, Sioux Falls, SD 57193-9991

**   Annuity Division, 4350 Westown Parkway, West Des Moines, IA 50266

*** 525 W. Van Buren, Chicago, IL 60607

Item 26.  Persons Controlled by or Under Common Control With the Depositor.

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc.  The Registrant is a segregated asset account of Midland.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).   Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2011, are:

Name	Jurisdiction	Percent Of Voting Securities Owned
1900 Capital Inc.	Delaware	100% by CCI
Advisor Research Center, Inc.	Maryland	100% by RFSL
B/D Ops, LLC	Delaware	33% by SSI
Briggs Construction Equipment, Inc.	Delaware	100% by CISI
Briggs de Mexico, S. de R.L. de C.V (Controladora)	Mexico	99% by BEI 1% by BEMI
Briggs Equipment Mexico, Inc. (BEMI)	Delaware	100% by BEI
Briggs Equipment UK Limited	United Kingdom	100% by BUKHI
Briggs Equipment, Inc. (BEI)	Delaware	100% by CISI
Briggs Equipment, S.A. de C.V.	Mexico	99% by BEI 1% by BEMI
Briggs UK Holding Inc. (BUKHI)	Delaware	100% by CISI
Compatriot Capital, Inc. (CCI)	Delaware	100% by SEA
Consolidated Investment Services, Inc. (CISI)	Nevada	100% by SEI
Crestpark LP, Inc.	Delaware	100% by CISI
Eldridge Investors, LLC	Delaware	100% voting (no ownership) by Guggenheim Lawrence LLC
First Security Benefit Life Insurance and Annuity Company of New York	New York	100% by SBC
Forklift Operations de Mexico, S.A. de C.V.	Mexico	99% by Controladora 1% by BEMI
GBH Venture Co., Inc.	Delaware	100% by CISI
Gila Bend Power Partners, L.L.C.	Delaware	50% by SPDI
GLAC Holdings, LLC (GLACHL)	Delaware	100% by GPFTHL
GP Holdco, LLC (GHL)	Delaware	100% by GPL
GPAM Holdings, Inc.	Delaware	100% by GPAMHL
GPAM Holdings, LLC (GPAMHL)	Delaware	100% by GPL
GPFT Holdco, LLC (GPFTHL)	Delaware	100% by GHL
GPI Ventures LLC	Delaware	100% by GPIRI
Guggenheim Capital, LLC (GCL)	Delaware	38% by SAGE
Guggenheim Insurance Holdco, LLC (GIHL)	Delaware	100% by GPFTHL
Guggenheim Insurance Services, LLC (GIS)	Delaware	100% by GIHL
Guggenheim Investment Management Holdings, LLC (GIMHL)	Delaware	100% by GPFTHL
Guggenheim Investment Management, LLC	Delaware	100% by GIMHL
Guggenheim Knights of Security, LLC (GKSL)	Delaware	100% by GPL
Guggenheim Lawrence LLC	Delaware	100% by GPL
Guggenheim Life and Annuity Company	Delaware	100% by GLACHL
Guggenheim Partners Asset Management, LLC	Delaware	99% by GPAMHL
Guggenheim Partners, LLC (GPL)	Delaware	100% by GCL
Guggenheim SBC Holdings, LLC (GSHL)	Delaware	100% voting (no ownership) by GKSL; 100% ownership by Eldridge Investors, LLC
Herakles Investments, Inc. (HII)	Delaware	100% by CISI
Mexicolift Servicios de Personal, S. de R.L. de C.V.	Mexico	99% by Controladora 1% by BEMI
MH Imports, Inc.	Delaware	100% by CISI
Midland National Life Insurance Company (MNL)	Iowa	100% by SFG
Midland National Services Corporation, LLC	Delaware	100% by MNL
MNL Reinsurance Company	Iowa	100% by MNL
Montacargas Yale de Mexico, S.A. de C.V.	Mexico	99% by BEI 1% by BEMI
Mykonos 6420 LP	Texas	85% by MH Imports, Inc.; 1% by Sponsor
North American Company for Life and Health Insurance (NACOLAH)	Iowa	100% by SFG
Note Funding, LLC	Kansas	100% by SBC
Opus 5949 LLC	Texas	75% by Sammons VPC, Inc.
Otter, Inc.	Oklahoma	100% by SPDI
Paragon Life Insurance Company of Indiana (PLICI)	Indiana	100% by PHL
Parkway Mortgage, Inc.	Delaware	100% by CISI
PLIC CRE Holdings, LLC	Delaware	100% by PLICI
PLIC Holdings, LLC (PHL)	Delaware	100% by GIHL
Property Disposition, Inc.	Delaware	100% by SFG
Rydex Distributors, LLC	Kansas	100% by RHL
Rydex Fund Services, LLC (RFSL)	Kansas	100% by RHL
Rydex Holdings, LLC (RHL)	Kansas	100% by SBAM
Rydex Specialized Products, LLC	Delaware	100% by SIL
SAGE Assets, Inc. (SAGE)	Delaware	100% by SEA
Sammons BW, Inc	Delaware	100% by SDHI
Sammons Capital, Inc.	Delaware	100% by SEA
Sammons Corporation	Delaware	100% by CISI
Sammons Distribution Holdings, Inc. (SDHI)	Delaware	100% by CISI
Sammons Equity Alliance, Inc. (SEA)	Delaware	100% by CISI
Sammons Financial Group, Inc. (SFG)	Delaware	100% by CISI
Sammons Financial Network, LLC	Delaware	100% by SSI
Sammons Income Properties, Inc.	Delaware	100% by CCI
Sammons Power Development, Inc.(SPDI)	Delaware	100% by SEA
Sammons Retirement Solutions, Inc.	Delaware	100% by SFG
Sammons Securities Company, L.L.C.	Delaware	67% by SSI
Sammons Securities, Inc. (SSI)	Delaware	100% by SFG
Sammons VPC, Inc.	Delaware	100% by SDHI
SBC Funding, LLC	Kansas	100% by SBC
se2, inc.	Kansas	100% by SBC
Security Benefit Academy, Inc.	Kansas	100% by SBC
Security Benefit Asset Management Holdings, LLC (SBAM)	Kansas	100% by SBC
Security Benefit Corporation (SBC)	Kansas	100% by GSHL
Security Benefit Life Insurance Company (SBL)	Kansas	100% by SBC
Security Distributors, Inc.	Kansas	100% by SBL
Security Financial Resources, Inc.	Kansas	100% by SBC
Security Investors, LLC (SIL)	Kansas	100% by RHL
SFG Reinsurance Company	South Carolina	100% by MNL
Solberg Reinsurance Company	Iowa	100% by MNL
Sponsor Investments, L.L.C. (Sponsor)	Texas	75% by HII
SRI Ventures LLC	Delaware	99% by CCI
The Grove Park Inn Resort, Inc. (GPIRI)	Delaware	100% by CISI

Item 27. Number of Contract Owners

LiveWell Variable Annuity - As of March 30, 2012–

3 Non-Qualified

1 Qualified

Item 28. Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law.  This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.  Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29a. Relationship of Principal Underwriter to Other Investment Companies

Sammons Financial Network, LLC, is the principal underwriter of this product.

Item 29b. Principal Underwriters

The directors and principal officers of Sammons Financial Network, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Sammons Financial Network, LLC
William L. Lowe	Chief Executive Officer & President 4350 Westown Parkway West Des Moines, IA 50266
Susan E. Mersereau	Chief Compliance Officer 4350 Westown Parkway West Des Moines, IA 50266

Item 29c. Compensation of Principal Underwriters

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant with respect to these Contracts (File No. 333-176870) during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions*	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation**
Sammons Financial Network, LLC	$0	$0	$0	$0

*Represents commissions paid on the LiveWell Variable Annuity.

**Represents an underwriting fee paid to Sammons Financial Network, LLC for LiveWell Variable Annuity contract under Separate Account C.

 Item 30. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at 4350 Westown Parkway, Suite 300, West Des Moines, IA 50266 and 525 West Van Buren, Chicago, IL 60607 and 200 SW 6th Avenue, Topeka, Kansas 66603-3704.

Item 31. Management Services

No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 32. Undertakings and Representations

(a) A post-effective amendment to this registration statement will be filed as frequently as is necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Any application to purchase a contract offered by the prospectus will include a space that an applicant can check to request a Statement of Additional Information.

(c) Any Statement of Additional Information and any financial statements required to be made available under this form will be delivered promptly upon written or oral request.

(d) Midland National Life Insurance Company represents that all fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risk assumed by Midland National Life Insurance Company.

Section 403(b) Representation

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account C, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 25th day of  April, 2012.

By:  MIDLAND NATIONAL LIFE SEPARATE

        ACCOUNT C (REGISTRANT)

Attest:   *                                                                                   By:            *

                                                                                                          Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

By:  MIDLAND NATIONAL LIFE

        INSURANCE COMPANY (DEPOSITOR)

Attest:  *                                                                                    By:            *

                                                                                                          Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

                      Signatures                                                                          Title

/s/  *                                                                        Chairman of the Board of Directors, Chief Executive Officer

      Esfandyar E. Dinshaw                         (Principal Executive Officer)

/s/  *                                                                        Director, President & Chief Operating Officer

      STEVEN C. PALMITIER

/s/  *                                                                        Director, Senior Vice President & Treasurer

      JOHN J. CRAIG, II

/s/ *                                                                         Vice President & Chief Financial Officer

      Daniel M. Kiefer                                       (Principal Financial & Accounting Officer)

/s/  *                                                                        Director

      Darron K. Ash

/s/  *                                                                        Director

      Roland C. Baker

/s/  *                                                                        Director

      David C. Bratton

/s/  *                                                                        Director

      Willard Bunn, III

/s/ *                                                                         Director

      William D. Heinz

/s/ *                                                                         Director

      Heather Kreager

/s/ *                                                                         Director

      MICHAEL M. MASTERSON

*By:  /s/ Teresa A. Silvius                                                                   Date:  April 25, 2012

                                Teresa A. Silvius

                                Attorney-in-Fact

                                Pursuant to Power of Attorney

Registration No. 333-176870

Post-Effective Amendment #1

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C

AND

MIDLAND NATIONAL LIFE INSURANCE COMPANY

EXHIBIT INDEX

Item	Exhibit
24(b)(8)(j)	Participation agreement between Midland National Life Insurance Company and BlackRock.
24(b)(8)(k)	Participation agreement between Midland National Life Insurance Company and DWS
24(b)(8)(l)	Participation agreement between Midland National Life Insurance Company and Eaton Vance.
24(b)(8)(m)	Participation agreement between Midland National Life Insurance Company and Franklin Templeton.
24(b)(8)(n)	Amendment to Participation agreement between Midland National Life Insurance Company and Franklin Templeton.
24(b)(8)(o)	Participation agreement between Midland National Life Insurance Company and Ivy Funds.
24(b)(8)(p)	Participation agreement between Midland National Life Insurance Company and Legg Mason.
24(b)(8)(q)	Participation agreement between Midland National Life Insurance Company and Pioneer Funds.
24(b)(8)(r)	Participation agreement between Midland National Life Insurance Company and Prudential.
24(b)(8)(s)	Participation agreement between Midland National Life Insurance Company and Royce Funds.
24(b)(8)(t)	Amendment to Participation agreement between Midland National Life Insurance Company and Janus Capital Management LLC.
24(b)(8)(u)	Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts.
24(b)(8)(v)	Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc.
24(b)(8)(w)	Participation Agreement between Midland National Life Insurance Company and Calvert Asset Management Company, Inc.
24(b)(8)(x)	Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC.
24(b)(8)(y)	Participation Agreement between Midland National Life Insurance Company and Rydex Distributors LLC.
24(b)(9)(a)	Opinion and Consent of Counsel
24(b)(9)(b)	Power of Attorney
24(b)(10)(a)	Consent of Sutherland Asbill & Brennan, LLP
24(b)(10)(b)	Consent of Independent Registered Public Accounting Firm

24(b)(8)(j)	Participation agreement between Midland National Life Insurance Company and BlackRock.

FUND PARTICIPATION  AGREEMENT

THIS AGREEMENT  is  executed  as  of  December  27,  2011,  and  effective  as  of  January  1,  2012, by and  among  BLACKROCK   VARIABLE   SERIES  FUNDS,  INC.  an  open-end  management  investment company  organized   as  a  Maryland   corporation   (the   "Fund"),  BLACKROCK   INVESTMENTS,  LLC ("BRIL"), a  broker-dealer  registered  as  such  under  the  Securities  Exchange  Act of 1934,as  amended (the "Underwriter"),  and  MIDLAND  LIFE  INSURANCE  COMPANY,  a  life  insurance  company  organized under the  laws  of  the  state  of  Iowa  ("Company"),  on  its  own  behalf  and  on  behalf  of  each  separate account of   the  Company  set  forth   on  Schedule  A,  as  may  be  amended  from   time   to   time   (the "Accounts").

W I  T  N  E  S  S  E  T  H:

WHEREAS, the  Fund  has  filed   a  registration   statement   with   the  Securities  and  Exchange Commission ("SEC")  to  register  itself   as  an  open-end  management  investment  company  under  the Investment Company  Act  of  1940,as  amended  (the  "1940  Act"),  and  to  register  the  offer  and  sale  of its shares  under  the  Securities  Act  of  1933,  as  amended (the "1933  Act");  and

WHEREAS, the Fund desires  to  act  as  an  investment  vehicle  for  separate  accounts  established for  variable   life   insurance  policies  and  variable   annuity   contracts   to   be  offered   by  insurance companies that  have  entered  into   participation  agreements  with   the  Fund (the "Participating Insurance Companies"); and

WHEREAS, the  Underwriter   is  registered  as  a  broker-dealer  wfth  the  SEC  under  the Securities Exchange Act  of  1934,  as  amended (the "1934  Act"),is  a member In  good  standing  of  the  Ftnandal Industry Regulatory  Authority  ("FINRA")  and  acts  as  principalunderwriter  of  the  shares of the  Fund; and

WHEREAS, the  capital  stock  of  the  Fund  Is  divided  into  severalseries of  shares,  each  series representing an  interest   in  a particular  managed  portfolio  of  securities  and  other  assets;  and

WHEREAS, the  severalseries  of  shares  of  the  Fund  offered  by  the  Fund  to  the  Company  and the Accounts  are  set  forth  on  Schedule  B  attached  hereto  (each,a  "Portfolio,"  and,  collectively,  the "Portfolios"); and

WHEREAS, the  Fund  has  received  an  order  from   the  SEC   granting  Participating  Insurance Companies and  their  separate  accounts  exemptions  from  the  provisions  of  sections  9(a),  13(a),15(a) and 15(b)  of   the  1940  Act,  and  rules  6e·2(b)(15)  and  6e-3(T)(b)(15)   thereunder,  to the  extent necessary to  permit   shares  of  the  Fund to be  sold  to  and  held  by  variable  annuity  and  variable  life insurance separate   accounts  of   both   affiliated  and  unaffiliated  life  insurance  companies  (the "Shared Fund  Exemptive  Order");  and

WHEREAS,BlackRock  Advisors,LLC   {"BAL")  Is  duly  registered  as  an  investment  adviser  under the Investment  Advisers  Act  of  1940,  as  amended,  and  is  the  Funds'  investment  adviser;  and

WHEREAS, the  Company  has  registered  or  will  register  under  the  1933  Act  certain   variable life insurance  policies  and/or  variable  annuity  contracts  funded or to  be  funded  through  one  or  more of the  Accounts  (the  "Contracts");  and

WHEREAS, the Company  has  registered  or  will  register  each  Account  as  a  unit  investment trust under  the  1940  Act;  and

WHEREAS, to   the   extent   permitted  by   applicable   insurance   laws   and  regulations,   the Company intends  to  purchase  shares  in  one  or  more of the  Portfolios  (the  "Shares")  on  behalf  of  the Accounts to  fund  the  Contracts,  and  the  Fund  intends  to  sell  such  Shares  to  the  relevant  Accounts  at such Shares'  net  asset  value.

NOW, THEREFORE,  in  consideration  of  their  mutual promises,  the  parties  agree  as  follows:

ARTICLE 1

Sate of the Fund Shares

1.1        Subject to  Section  1.3,  the  Fund  shall  make  shares  of  the  Portfolios  available  to  the Accounts at   the  most  recent   net   asset  value  provided   to   the  Company  prior   to  receipt   of   such purchase order  by  the Fund  (or   the  Fund's  transfer   agent),  in  accordance  with   the  operational procedures mutually  agreed  to  by  the  Fund  and  the  Company  from  time  to  time  and  the  provisions  of the then  current   prospectus  of  the  Portfolios.  Shares  of  a  particular  Portfolio  of  the  Fund  shall  be ordered in  such  quantities  and  at  such  times  as  determined  by  the  Company  to  be  necessary  to  meet the requirements  of  the  Contracts.   The  Directors  of  the  Fund  (the  "Directors")  may  refuse  to  sell shares of  any  Portfolio  to  any  person  (including   the  Company  and  the  Accounts),  or  suspend  or terminate the  offering   of  shares  of  any  Portfolio,  If  such  action  is  required  by  law  or  by  regulatory authorities  having  jurisdiction  in  their  sole  discretion  when  acting  in  good  faith  and  in  light   of  their fiduciary duties  under  federal  and  any applicable state  laws,  if  they  deem  such  actions  necessary  in the best  interests  of  the  shareholders  of  such  Portfolio.

1.12      NSCC Fund/SERV system or  Manual  transactions:

Fund/SERV Transactions.  If  the  parties  choose  to use the  NationalSecurities  Clearing Corporation's MutualFund  Settlement,  Entry  and  Registration  Verification  ("Fund/SERV")  system, any corrections  to  a  Fund's  prices  for  the  prior  trade  date  will  be  submitted  through  the MutualFund Profile with   the  correct   prices  and  applicable  date.    If  the  corrections  are  dated  later than  trade

date plus  one,  a  facsimile  should  be  sent  in  addition  to  the  MutualFund  Profile  submission;  or

Manual  Transactions.     If  the  parties  choose  not  to  use  Fund/SERV,If  there  are technicalproblems  with  Fund/SERV,  or  If  the  parties  are not able  to  transmit  or receive information through Fund/SERV,  any  corrections  to  a  Fund's  prices  should  be  communicated  by  facsimile  or  by electronic  transmission,  and  will  include  for  each  day  on  which  an  adjustment  has  occurred  the incorrect Fund  price,  the  correct  price,  and,  to  the  extent  communicated  to  Fund  shareholders,  the reason for  the  adjustment.

Purchases and  Redemption  Orders:  Settlement  of  Transactions  and  Method  of Communication.

Fund/SERV Transactions.  If  the  parties  choose  to  use  Fund/SERV,  the  following provisions shall  apply:

The Company  and  the  Fund  or  its  designee  will  be  bound  by  the  rules  of  the  NSCC.   Without limiting the  generality  of  the  following  provisions  of  this  section,  the  Company  and  the  Fund  or  its designee each  will  perform  any  and  all  duties,functions,procedures  and  responsibilities  assigned  to it and  as  otherwise  established  by  the  NSCC  applicable  to  Fund/SERV  and  the  Networking  Matrix Level utilized.

Any information  transmitted  through  NSCC  's  Networking  system  by  any  party  to  the  other and pursuant  to  this  amendment  will  be  accurate,  complete,  and  in  the  format  prescribed  by  the

NSCC. Each  party  will  adopt, implement and  maintain  procedures  reasonably  designed  to  ensure  the accuracy of  all  transmissions  through  Networking  and  to  limit  the  access  to,  and  the  inputting  of  data into, Networking  to  persons  specifically   authorized  by  such  party.

On each  Business  Day,  the  Company  shall  aggregate  and calculate the  net  purchase  and redemption orders  for  each  Account  received  by  the  Company  prior  to  the  Close  of  Trading  on  each Business Day.  The  Company  shall  communicate  to  the  Fund  or  its  designee  for  that  Business  Day,  by Fund/SERV, the  net  aggregate  purchase  or  redemption  orders  (If  any)  for  each  Account  received  by the Close of  Trading  on  such  Business  Day  (the  "Trade  Date")  no  later  than  5:00a.m.Eastern  Time  on the Business  Day  following   the  Trade  Date.   AU  orders  received  by  the  Company  after   the  Close  of Trading on  a Business Day  shall  not  be  transmitted  to  NSCC  prior  to  the  following  Business  Day.  The Fund or  its  designee  shall  treat  all  trades  communicated  to  the  Fund  or  its  designee  in  accordance with this  provision  as  if  received  prior  to  the  Close  of  Trading  on  the  Trade  Date.

All orders  are  subject   to  acceptance  by  the  Fund  or  its  designee  and  become  effective  only upon confirmation  by  the  Fund  or  its  designee.  Upon  confirmation,  the  Fund  or  its  designee  will verify totalpurchases  and  redemptions  and  the  closing  share  position  for  each  Account.    In  the  case of delayed  settlement,  the  Fund  or  its  designee  shall  make  arrangements  for  the  settlement   of redemptions by  wire  no  later  than  the  time  permitted  for  settlement   of  redemption  orders  by  the Investment Company  Act  of  1940,  as  amended  (the  "1940  Act").  Such  wires  should  be  sent  to:

ABA#

Account Title:Midland  NationalLife

Account Number:  XXXXXXXX

ManualTransactions.  If  the  parties  choose  not  to  use  Fund/SERV,  if  there  are technicalproblems  with  Fund/SERV,  or  if the parties  are  not  able  to  transmit  or receive Information through Fund/SERV,  the  following  provisions  shall  apply:

Next Day  Transmission  of  Orders.  On  each  Business  Day,  the  Company  shall aggregate and  calculate  the  net  purchase  and  redemption  orders  for  each  Account  received  by  the Company prior  to  the Close of  Trading  on  such  Business  Day.  Prior  to  8:30a.m.Eastern  Time  (or  such other time  as  may  be  agreed  by  the  parties  from  time  to  time)  on  the  next  following  Business  Day, the Company  shall  communicate  to  the  Fund  or  its  designee  by  facsimile  or, in the  Company's discretion, by  telephone  or  any other method  agreed  upon  by  the  parties,  the  net  aggregate purchase or redemption orders  (if  any)  for  each  Account  received  by  the  Close  of  Trading  on  the  prior Business Day  (the  "Trade  Date").   All  orders  communicated  to  the  Fund  or  its  designee  by  the  8:30 a.m. deadline  (or  such  other  time  as  may  be  agreed  by  the  parties  from  time  to  time)  shall  be treated by  the  Fund  or  its  designee  as If received  prior  to  the  Close  of  Trading  on  the  Trade  Date.

Purchases.  The  Company  will  use  Its  best  efforts   to  transmit  each  purchase  order  to the Fund  or  Its  designee  in  accordance  with  written  instructions  previously  provided  by  the  Fund  or its designee  to  the  Company.  The  Company  will  use  its  best  efforts  to initiate  by  wire  transfer  to  BDI or its  designee  purchase  amounts  prior  to  1:00  p.m.Eastern  Time  on  the  next  Business  Day  following the Trade Date.

RedemPtions.  With  respect  to  redemption  orders  placed  by  the  Company  by  8:30 a.m. Eastern  Time  (or such other  time  as  may  be  agreed  by  the  parties  from  time  to  time)  on  the  first Business Day  following  the  Trade  Date,  the  Fund  or  its  designee  will  use  its  best  efforts  to  initiate  by wire  transfer  to  the  Company  proceeds  of  such  redemptions  by  1:00  p.m.  Eastern  Time  on  the  next

Business Day  following  the  Trade  Date.

Unless otherwise  informed  in  writing,  redemption   wires  should  be  sent  to:

ABA# 121000248

Account Title:  Midland  NationalLife

Account Number:  XXXXXXXXXX

1.2        Subject  to  Section  1.3,   the  Fund  will   redeem   any  full  or  fractional  shares  of   any Portfolio when  requested  by  the  Company  on  behalf  of  an  Account  at  the  most recent net  asset  value provided to  the  Company  prior   to  receipt   by  the  Fund  (or  the  Fund's  transfer  agent)  of  the  request for redemption,as  established  in  accordance  with  the  operationalprocedures  mutually  agreed  to  by the Fund  and  the  Company  from  time  to  time  and  the  provisions  of  the  then  current   prospectus  of the Portfolios.  The  Fund  shall  make  payment  for  such  shares  in  accordance  with  Section  1.4.

1.3        (a) The  Company  will  not  aggregate  orders  received  from  its  Contract  holders  after close of  the  New  York  Stock  Exchange  (generally,  4:00  p.m.  Eastern  Time)  ("Market   Close")   with orders received  before  Market  Close,and  warrants  that  its  internalcontrolstructure  concerning  the processing and  transmission  of  orders  is  suitably  designed to  prevent   or  detect   on  a  timely   basts orders received  after  Market  Close  from  being  aggregated  with  orders  received  before  Market  Close and to  minimize  errors  that  could  result  in  late  transmission  of  orders.  Orders  received  by  Company before Market  Close  will  receive  that  day's  net  asset  value  and  Orders  received  by  Company  after Market Close  will  receive  the  next  day's  net  asset  value.

(b)  The  Fund  shall  accept  purchase  and  redemption  orders  resulting  from  investment  in  and payments under  the  Contracts  on  each  Business  Day,  provided  that  such  orders  are  received  prior  to

9:00a.m. Eastern  Time  and  reflect  instructions   received  by  the  Company  from  Contract  holders  in good order  prior  to  the  time  the  net  asset  value  of  each  Portfolio  is  priced  in  accordance  with   the preceding paragraph  and  the  Fund's  prospectus  on  the  prior  Business  Day.  "Business  Day"  shallmean any day  on  which  the  New  York  Stock  Exchange  is  open  for  trading  and  on  which  the  Fund  calculates its  net   asset  value  pursuant  to   the  rules  of   the  SEC.  Purchase  and  redemption   orders  shall  be provided by  the  Company  in  such  written  or  electronic   form  (Including,without  limitation,facsimile) as may  be  mutually   acceptable  to  the  Company  and  the  Fund.   The  Fund  may  reject  purchase  and redemption  orders  which  are  not  in  the  form  prescribed  in  the  Fund's  prospectus  or  statement  of additionalinformation.  In  the  event  that  the  Company  and  the  Fund  agree  to  use  a  form  of  written or electronic   communication  which  is  not  capable  of  recording  the  time,  date  and recipient of  any communication and  confirming   good  transmission,  the  Company  agrees  that  it  shall  be  responsible for confirming  that  any  communication  sent  by  the  Company  was  in  fact  received  by  the  Fund  or  its designee, in proper  form  and  in  accordance  with   the  terms  of  thfs  Agreement.    The  Fund  and  its agents or designees  shall  be  entitled  to  rely  upon,  and  shall  be  fully   protected from all  liability  in acting upon,  the  instructions   of  the  authorized  individuals.

1.4        Purchase orders  that  are  transmitted  to  the  Fund  or  its  designee  in  accordance  with Section 1.3  shall be  paid  for  no  later  than  the  end of the  Business  Day  after   the  Fund  or  fts  designee receives notice  of  the  order.   Payments  shall be made  in  federal  funds  transmitted  by  wfre.    In  the event that  the  Company  shall  fail  to  pay  in  a  timely  manner  for  any  purchase  order  validly  received by the  Fund  or  its  designee  pursuant  to  Section  1.3,  the  Company  shall  hold  the  Fund  or  its  designee harmless from  any  losses  reasonably  sustained  by  the  Fund  or  its  designee  as  the  result  of  acting  in reliance on  such  purchase  order.  Redemption  orders  that  are  transmitted  to  the  Fund  or  its  designee

in accordance  with  Section  1.3  shall  be  paid  for  no  later   than  the  end  of  the  Business  Day  after   the Fund receives  notice  of  the  order.   Payments  shall  be  made  in  federalfunds   transmitted  by  wire.   In the event  that  the  Fund  or its designee  shall fail to  pay  in  a  timely  manner  for  any  redemption  order pursuant  to  Section  1.3,  the  Fund  or  its  designee  shall  hold  the  Company harmless from  any  losses reasonably sustained  by  the  Company  as the result  of  acting  in  reliance  on such  redemption  order.

1.5       Issuance  and  transfer   of  shares  of  the  Portfolios  will  be  by  book  entry   only.  Share certificates will  not  be  issued  to  the  Company  or  the  Account.   Shares  ordered  from  the  Fund  will  be recorded in  the  appropriate  title  for  each  Account  or  the  appropriate  sub-account  of  each  Account.

1.6        The Fund or its  designee  shall  furnish  prompt  written  notice   to  the  Company  of  any income, dividends   or  capital  gain  distribution  payable  on  Shares.                                     The Company  hereby  elects   to receive all  such  income  dividends  and  capitalgain  distributions  as  are  payable  on  a  Portfolio's  Shares in additionalShares  of  that  Portfolio.  The  Fund  shall  notify  the  Company  in  writing  of  the  number  of Shares so  issued  as  payment  of  such  dividends  and  distributions.

1.7         The Fund  shall  make  the  net  asset  value  per  share  for  each  Portfolio  available  to  the Company on  a  daily   basis  as  soon  as  reasonably  practical  after   the  net   asset  value  per  share  is calculated and  shall  use  its  best  efforts  to  make  such  net  asset  value  per  share  available  by 7:00p.m. Eastern Time.    If  the  Fund  provides  materially incorrect share  net  asset  value  information,  it  shall make an  adjustment  to  the  number  of  shares  purchased  or  redeemed  for  any  affected  Account  to reflect the  correct  net  asset  value  per  share.   Any  materialerror  in  the  calculation  or  reporting  of net asset  value  per  share,  dividend  or  capitalgains  information  shall  be  reported  promptly  in  writing upon discovery  to  the  Company.

1.8       The  Company  agrees  that   it  will  not   take   any  action   to  operate  an  Account  as  a management investment  company  under   the  1940  Act  without  the  Fund's  and  the  Underwriter's prior  written  consent.

1.9         The   Fund   agrees   that   its   Shares  will  be   sold   only   to   Participating    Insurance Companies and  their   separate  accounts.    No  Shares  of  any  Portfolio  will  be  sold  directly  to   the general public.   The  Company  agrees  that  Shares will  be  used  only  for  the  purposes  of  funding  the Contracts and  Accounts  listed  in  Schedule  A,  as  amended  from  time  to  time.

1•10      The  Fund  agrees  that  all  Participating  Insurance  Companies  shallhave  the  obligations and responsibilities  regarding  conflicts of interest  corresponding  to  those  contained   in  Article  4  of this Agreement.

1.11       The Fund  reserves  the  right   to  reject  any  purchase  orders,  including  exchanges,  for any reason,  including  if  the  Fund,  in  its  sole  opinion,  believes  the  Company's  Contract  holder(s)  is engaging in  short-term  or  excessive  trading   into   and  out   of  a  Portfolio  or  otherwise   engaging  in trading that  may  be  disruptive  to  a  Portfolio  ("Market  Timing").  The  Company  agrees  to  cooperate with the  Underwriter  and  the  Fund  to  monitor   for  Market  Timing  by  its  Contract  holders,  to  provide such relevant  information  about  Market  Timers  to  the  Fund  as  it  may  reasonably  request,  including but not  limited  to  such  Contract  holder's  identity,  and  to  prevent  Market  Timing  from  occurring  by  or because of   Contract   holders.     Failure   of   the  Fund  to   reject  any  purchase  orders   that   might   be deemed to  be  Market   Timing  shall  not  constitute  a  waiver  of  the  Fund's  rights  under  this  section. Pursuant to  Rule  22c-2  of  the  1940  Act,  on  behalf  of  the  Fund,  the  Underwriter  and  the  Company agree to  comply  with  the  terms  included  in  the  attached  Schedule  C  as  of  the  effective  date  of  this Agreement.

ARTICLE 2

Obligations of  the  Parties

2.1       The Fund  shall  prepare  and  be  responsible  for  filing   with   the  SEC   and  any  state securities regulators  requiring   such  filing,   all  shareholder  reports,  notices,  proxy  materials   (or similar materials  such  as  voting  instruction  solicitation  materials),  prospectuses  and  statements  of additional Information   of   the  Fund  required   to  be  so  filed.             The Fund  shall  bear  the  costs  of registration  and  qualification   of  its  Shares,  preparation  and  filing  of  the  documents  listed  in  this Section 2.1  and  all  taxes  to  which  an  issuer  is subject on  the  issuance  and  transfer  of  its  Shares.

2.2        At least  annually,  the  Underwriter  or  Its  designee  shall  provide  the  Company,  free  of charge, with   as  many  copies  of   the  current   prospectus  (describing  only  the  Portfolios  listed  in Schedule B  hereto)  for  the  Shares  as  the  Company  may  reasonably  request  for  distribution  to  existing Contract owners  whose  Contracts  are  funded  by  such  Shares.  The  Underwriter  or  its  designee  shall provide the Company, at  the Company's expense,  with  as  many copies of  the current prospectus  for the Shares  as  the  Company  may  reasonably  require  for  distribution   to  prospective  purchasers  of Contracts. If  requested  by  the  Company  In  lieu  thereof,  the  Underwriter  or  its  designee  shall  provide such documentation  (including  a  soft  copy  of  the  new  prospectus  as  set  In  type  or,  at  the  request  of the Company,  a  diskette   in   the  form   sent  to   the  financial  printer)   and  other   assistance  as  Is reasonably necessary  in  order  for  the  parties  hereto  once  each  year  (or  more  frequently  if  the prospectus for  the  Shares  Is  supplemented  or  amended)  to  have  the  prospectus  for  the  Shares conform to  the  Company's  Contract  prospectuses  or  related  materials;  the  expenses  of  such  printing to be  borne  by  the  Company.   In  the  event  that  the  Company requests that  the  Underwriter  or  its designee provide   the  prospectus in   a  soft  copy  or  diskette   format,   the  Underwriter   shall  be responsible solely  for  providing  the  prospectus  In  the  format  in  which  It  Is  accustomed  to  formatting prospectuses and  shall·bear   the  expense  of  providing  the  prospectus  in  such  format,  and  the Company shall  bear  the  expense  of  adjusting  or  changing  the  format  to  conform  with  any  of  its Contract prospectuses  or  related  materials.

2.3      The  prospectus  for    the   Shares  shall   state   that   the   statement   of   additional information for  the  Shares  is  available  from  the  Fund  or  its  designee.  The  Fund  or  its  designee,at  its expense, shall  print   and  provide  such  statement  of  additional information to  the  Company  (or  a master of  such  statement  suitable  for  duplication  by  the  Company)  for  distribution  to  any  owner  of a Contract  funded  by  the  Shares.  The  Fund  or  Its  designee,  at  the  Company's  expense,  shall  print and provide  such  statement  to  the  Company  (or  a  master  of  such  statement suitable for  duplication by the  Company)  for  distribution   to  a  prospective  purchaser  who  requests  such  statement.    In  the event that  the  Fund  determines  to  use  summary prospectuses, it  shall  maintain  a  website  that  is  in compliance with  all  applicable  requirements  of  Rule  498  under  the  1933  Act  such  that  the  Fund  may be permitted   to  deliver  summary  prospectuses  in  lieu  of  statutory  prospectuses.

2.4      The  Underwriter  or  its  designee  shall  provide  the  Company  free  of  charge  copies,  if and to  the  extent  applicable  to  the  Shares,  of  the  Fund's  proxy materials, reports  to  shareholders and other  communications  to  shareholders fn such  quantity  as  the  Company  shall  reasonably  request for distribution  to  Contract  owners.

2.5      The Company  shall  furnish,  or  cause  to  be  furnished,  to  the  Fund  or  Its  designee,  a copy of  language  that  would  be  used  in  any  prospectus  for  the  Contracts  or  statement  of  additional Information for  the  Contracts  In  which  the  Fund,  the  Underwriter  or  BAL  ("Fund  Parties")  is  named prior to  the  filing  of  such  document  with  the  SEC.  Upon  request,  the  Company  shall  furnish,  or  shall cause to   be   furnished,  to   the   Fund  or  its   designee,  each  piece  of   sales  literature  or  other promotionalmaterialin  which  the  Fund,  the  Underwriter  or  BAL  is  named,at  least  ten  Business  Days prior to  its  use.  No  such  prospectus,statement  of  additional  Information or  material  shall be  used  If any of  the  Fund  Parties  reasonably objects to  such  use.

2.7          The Company  shall  not   give  any information   or   make   any  representations   or statements on  behalf  of  the  Fund  or  Underwriter  or  concerning  the  Fund,  the  Underwriter  or  BAL  in connection  with   the   Contracts   other   than   information    or   representations  contained  in   and accurately derived  from  the  registration  statement or prospectus  for  the  Shares  (as  such  registration statement and  prospectus  may  be  amended  or  supplemented  from  time  to  time),reports  of  the  Fund, Fund-sponsored proxy  statements,  or  in  sales  literature  or  other  promotional  material  approved  by the Fund  or  Underwriter,  except  with  the  written  permission  of  the  Fund  or  Underwriter.

2.8       Neither  the  Fund  nor   the  Underwriter   shall  give  any  information   or  make  any representations or  statements  on  behalf  of  the  Company  or  concerning  the  Company,  the  Accounts or the  Contracts  other  than  information  or  representations  contained  in  and  accurately  derived  from the registration  statements  or  Contract  prospectuses  (as  such  registration  statements  or  Contract prospectuses may  by  amended  or  supplemented from  time   to   time),   except  with  the  written permission of  the  Company.

2.9      The Company  shall  register  and  qualify  the  Contracts  for  sale  to  the  extent  required by applicable  law.  The  Company  shall  amend  the  registration  statement  of  the  Contracts  under  the

1933 Act  and  registration  statement  for  each  Account  under  the  1940  Act  from  time  to  time  as required in  order  to  effect  the  continuous  offering  of  the  Contracts  or  as  may  otherwise  be  required

by applicable  law.    The  Company  shall  register  and  qualify  the  Contracts  for  sale  to  the  extent required by applicable securities  laws  and  insurance  laws  of  the  various  states.

2.10      Solely with  respect  to  Contracts  and  Accounts  that  are  subject  to  the  1940  Act,  so long as, and  to  the  extent  required  by  Section  12(d)(1)(E)(iii()(aa)  of   the  1940  Act  or  Rule  6e·2  or

6e·3(T) thereunder,  or  other  applicable  law,  or  regulatory  order:   (a)  the  Company  will  provide pass-through voting privileges to  owners  of  Contracts  whose  cash  values  are  invested,  through  the Accounts, fn  Shares  of  the  Fund;  (b)  the  Fund  shall  require  all  Participating  Insurance  Companies  to calculate voting  privileges  in  the  same  manner and the  Company  shall  be  responsible  for  assuring that the  Accounts  calculate  voting  privileges  in  the  manner  established  by  the  Fund;  (c) with respect to each  Account,  the  Company  will  vote  Shares  of  the  Fund  held  by  the  Account  and  for  which  no timely voting  instructions  from  Contract  or  Contract  holders  are  received,  as  well  as  Shares  held  by the Account  that  are  owned  by  the  Company  for  their  generalaccounts,  in  the  same  proportion  as the Company  votes  Shares  held  by  the  Account  for  which  timely  voting  instructions  are  received  from

Contract owners;  and  (d)  except  with  respect  to  matters  as  to  which  the  Company  has  the  right under Rule  6e·2  or  Rule  6e·3(T)  under  the  1940  Act  to   vote  Shares  without   regard  to   voting instructions from  Contract  holders,  the  Company  and  its  agents  willin  no  way  recommend  or  oppose or interfere   with  the  solicitation  of proxies  for  Fund  Shares  held  by  Contract  owners  without   the prior written  consent of the  Fund,  which  consent  may  be  withheld  in  the  Fund's  sole  discretion.

ARTICLE 3

Representations and  Warranties

3.1      The Company  represents  and  warrants  that  it  is  an  insurance  company  duly  organized and in  good  standing  under  the  laws  of  the  State  of Iowa, with  full  power,  authority  and  legalright  to execute,deliver  and  perform  its  duties  and  comply  with  its  obligations  under  this  Agreement  and  has established each  Account  as  a  separate  account  under  such  law  and  the  Accounts  comply  in  all materialrespects  with  all  applicable  fed  raland  state  laws  and  regulations.

3.2        The Company  represents  and  warrants  that  it  has  registered  or,  prior  to  any  issuance or sale  of  the  Contracts,  will  register  each  Account  as  a  unit  investment  trust  in  accordance  with  the provisions of  the  1940  Act  to  serve  as  a  separate  account  for  the  Contracts.    The  Company  further represents  and  warrants   that   the  Contracts   wlll   be  registered   under   the  1933  Act  prior   to   any issuance or sale  of  the  Contracts;  the  Contracts  will   be  issued  in  compliance  in  all  materialrespects with  all  applicable   federaland  state  laws.

3.3        The Company  represents  and  warrants   that   the  Contracts  are  currently  and  at  the time  of   issuance  will   be   treated  as  annuity   contracts   or   life  insurance   policies,   whichever   is appropriate, under   applicable  provisions   of   the   Internal  Revenue  Code  of   1986,  as  amended ("Code"). The   Company   shall   maintain    such   treatment   and   shall   notify    the   Fund   and   the Underwriter Immediately  upon  having  a  reasonable   basis  for   believing   that   the  Contracts   have ceased to  be  so  treated   or  that  they  might  not  be  so  treated  in  the  future.

3.4        The Fund  represents  and  warrants  that  it  is  duly  organized  and  validly  existing  under the laws  of  the  State  of  Maryland.

3.5       The  Fund  represents  and  warrants  that  the  Fund  Shares  offered and sold  pursuant  to this Agreement  will  be  registered  under  the  1933  Act  and  the  Fund  Is  registered  under  the  1940  Act. The Fund  shall  amend  its  registration  statement under the  1933  Act  and  the  1940  Act  from  time  to time as  required  in  order  to  effect  the  continuous  offering  of  its  shares. If  the  Fund  determines  that notice filings  are  appropriate,  the  Fund  shall  use  its   best  efforts   to  make  such  notice   filings   in accordance with   the  laws  of  such  jurisdictions   reasonably  requested  by  the  Company.

3.6        The Fund  has  adopted  a  Distribution  Plan  (the  "Plan")  with  regard  to  the  Class  II  and Class Ill  shares  of  each Portfolio, pursuant  to  Rule  12b·1  under  the  Investment  Company  Act.The Plan permits  the  Underwriter  to  pay  to  each  principalunderwriter  of  Contracts   that  enters  into  an agreement with  the  Underwriter  to  provide  distribution  related  services  to  Contract  owners,  a  fee, at the  end of each  month,  of  up  to  0.15%  of  the  net  asset  value  of  the  Class  II shares and up to  0.25% of the  net  asset  value  of  Class  Ill  shares  of  each  Portfolio  held  by  such  Insurance  Company.  The Company, on  behalf  of principalunderwriters  of  the  Contracts,  agrees  to  waive  the  payment  of  any such distribution  fee  unless  and  until  Underwriter  has  received  such  fees  from  the  Fund.

3.7        The Fund represents  that  it  will  at  all  times  invest  assets  from  the  Contracts  in  such a manner  as  to  ensure  that   the  Contracts  will  be  treated  as  variable  contracts  under  the  Code  and regulations thereunder. Without limiting  the  scope  of  the  foregoing,  the  Fund  represents  that  it  will comply and  maintain  each Portfolio's compliance  with   the  diversification  requirements   set  forth  in Section 817(h)  of   the   Code  and  Section  1.817·5   of   the  regulations   under   the  Code  for   variable annuity, endowment   and  life  insurance  contracts,  and  any  amendments  and  modifications  to  such Section and Regulation or  successors thereto. The  Fund  will  notify   the  Company  immediately  upon having a  reasonable  basis  for  believing   that  a  Portfolio  has ceased to  so  comply  or  that   a Portfolio might not  so  comply  in  the  future.  In  the  event  of  a  breach  of  this  Section  3.6  by  the  Fund,  it  will take all  necessary  steps  to  adequately  diversify  the  Portfolio  so  as  to  achieve  compliance  within  the grace period  afforded by Section  1.817·5  of  the  regulations  under  the  Code  or  otherwise  cure  any such failure,  including,  if  necessary,  obtaining  a  waiver  or  closing  agreement  with   respect  to  such failure from  the  U.S.  InternalRevenue  Service  at  its  expense.

3.8       The  Fund  represents  and  warrants   that   each  Portfolio  is  currently  qualified  as  a regulated investment  company ("RIC'')  under  Subchapter M of  the  Code,  and  represents  that  it  will use its  best  efforts   to  qualify  and  to  maintain  qualification  of  each  Portfolio  as  a  RIC.  The  Fund  will notify the  Company  immediately  in   writing  upon  having  a  reasonable  basis  for   believing   that   a Portfolio has  ceased  to  so  qualify  or  that  it  might  not  so  qualify  in  the  future.

3.9      The Company  hereby  certifies  that  it  has  established  and  maintains  an anti-money laundering  ("AML")   program   that   includes  written   policies,  procedures  and  internal  controls reasonably designed  to  identify  its  Contract holders and  has  undertaken  appropriate  due  diligence efforts to  "know  its  customers"  in  accordance  with  all  applicable  anti-money  laundering  regulations in its  jurisdiction  including,but  not  limited  to,  the  USA  PATRIOT  Act  of  2001  (the  "Patriot  Act").  The Company further   confirms   that   it  will   monitor   for   suspicious  activity   in   accordance  with   the requirements of  the  Patriot   Act  and  any  other  applicable  regulations.   The  Company  agrees  to provide the  Fund  with  such  information  as  it  may  reasonably  request,  including  but  not  limited   to, the filling  out  of  questionnaires,  attestations  and  other  documents,  to  enable  the  Fund  to  fulfill  its obligations under  the  Patriot  Act,  and,  upon  its  request,  to  file  a  notice  pursuant  to  Section  314  of the Patriot  Act  and  the  implementing  regulations  related  thereto  to permit the  voluntary  sharing  of information between  the  parties hereto. Upon  filing  such  a  notice  the  Company  agrees  to  forward  a copy to  the  Fund,  and  further  agrees  to  comply  with  all  requirements  under  the  Patriot  Act  and implementing regulations  concerning  the  use,  disclosure,  and security of  any  information   that  is shared_,_

3.10     The Company  acknowledges  and  agrees  that  it  is  the  responsibility  of  the  Company to determine investment  restrictions  under  state  insurance  law  applicable  to  any  Portfolio,  and  that the Fund  shall  bear  no  responsibility  to  the  Company,  for  any  such  determination  or  the  correctness of such  determination.  The  Company  has  determined  that  the  investment  restrictions  set  forth  in the current  Fund  Prospectus  are  sufficient  to  comply  with  all  investment  restrictions  under  state insurance laws  that  are  currently  applicable  to  the  Portfolios  as  a  result of the  Accounts'  investment therein. The  Company  shall  inform  the  Fund  of  any  additional  investment  restrictions  imposed  by state insurance  law  after  the  date  of  this  agreement  that  may  become  applicable  to  the  Fund  or  any Portfolio from  time  to  time  as  a  result of the  Accounts'  investment  therein.Upon  receipt  of  any  such information  from  the  Company,  the  Fund  shall  determine  whether  it  is  in   the  best  interests  of shareholders to  comply  with  any  such  restrictions.  If  the  Fund  determines  that  it  is  not  in  the  best interests of  shareholders  to  comply  with  a  restriction  determined  to  be  applicable  by  the  Company, the Fund  shall  so  inform   the  Company,  and  the  Fund and the  Company  shall  discuss  alternative accommodations in  the  circumstances.

3.11     The Company  represents  and  warrants  that  each  Account  is  a  "segregated  asset account" and  that  interests  in  each  Account  are  offered  exclusively  through  the  purchase  of  or transfer into  a  "variable  contract,"  within  the  meaning  of  such  terms  under  Section  817  of  the  Code and the  regulations  thereunder.  The  Company  will  continue  to meet such  definitionalrequirements, and it  will   notify   the  Fund  immediately  upon  having  a  reasonable  basis  for  believing  that  such requirements have  ceased  to  be  met  or  that  they  might  not  be  met  in  the  future.

ARTICLE 4

Potential Conflicts

4.1        The parties   acknowledge  that   the   Fund's   Shares  may  be   made  available   for investment to  other  Participating  Insurance  Companies.  In  such  event,  the  Directors  of  the  Fund  will monitor the  Fund  for  the  existence  of  any  materialirreconcilable  conflict  between  the interests of the contract  owners  of  all  Participating  Insurance  Companies.  An  irreconcilable  material  conflict may arise  for  a  variety  of  reasons,  including:         (a) an  action  by  any  state  insurance  regulatory authority;(b)  a  change  In  applicable  federalor  state  insurance,  tax,  or  securities  laws  or  regulations, or a  public  ruling,  private  letter  ruling,  no-action  or  interpretative  letter,  or  any  similar  action  by insurance, tax,  or  securities  regulatory  authorities;  (c)  an  administrative  or  judicialdecision  in  any relevant proceeding;  (d)  the  manner  in  which  the  investments  of any Portfolio  are  being  managed;  (e) a difference  in  voting  instructions  given  by  variable  annuity  contract  and  variable  life   insurance

contract owners;  or  (f)  a  decision  by  an  insurer  to  disregard  the  voting  instructions  of  contract owners.  The  Directors  shall  promptly  inform   the  Company  in  writing  if  they  determine  that  an irreconcilable materialconflict  exists  and  the implications thereof.

4.2      The  Company agrees to promptly  report  any  potentialor  existing  conflicts  of  which  it is aware to  the  Directors.  The  Company  will  assist  the  Directors  in carrying out  their  responsibilities under the  Shared  Fund  Exemptive  Order  by  providing  the  Directors  with  all  information  reasonably necessary for  them  to  consider  any  issues  raised  including,  but  not  limited   to,  information  as  to  a decision by  the  Company  to  disregard  Contract  owner  voting  instructions.

4.3       If  it  is  determined  by  a  majority   of   the  Directors,  or  a  majority  of   the  Fund's Directors who  are  not  affiliated  with  the  Adviser  or  the  Underwriter  (the  "Disinterested  Directors"), that  a  material  irreconcilable   conflict   exists  that  affects   the  interests  of  Contract  owners,  the Company shall,  in  cooperation  with  other  Participating  Insurance  Companies  whose  contract  owners are also  affected,  at  its  expense  and  to  the  extent  reasonably  practicable  (as  determined  by  the Directors) take  whatever  steps  are  necessary  to  remedy  or  eliminate  the  irreconcilable   material conflict,  which  steps  could  include:              (a) withdrawing  the assets  allocable  to  some  or  all  of  the Accounts from   the  Fund  or  any  Portfolio   and  reinvesting  such  assets  in   a  different   investment medium,including  (but  not  limited  to)  another  Portfolio  of  the  Fund,  or  submitting  the  question  of whether or  not  such  segregation  should  be  implemented  to  a vote of  all  affected  Contracts  owners and, as  appropriate,  segregating  the  assets  of  any  appropriate  group  (i.e.,  annuity  contract  owners, life insurance  contract  owners,  or  variable  contract  owners  of  one  or  more  Participating  Insurance Companies) that  votes  in  favor  of  such  segregation,  or  offering  to  the  affected  Contract  owners  the option of  making  such  a  change;  and  (b)  establishing  a  new  registered  management  investment company or  managed  separate  account.

4.4         If a  material  irreconcilable  confltct  arises  because  of  a  decision  by  the  Company  to disregard Contract  owner  voting  instructions  and  that  decision  represents  a  minority   position  or would preclude  a  majority  vote,  the  Company  may  be  required,at  the  Fund's  election,  to  withdraw the affected  Account's  investment  in  the  Fund  and  terminate  this  Agreement  with  respect  to  such Account; provided,  however,  that  such  withdrawaland  termination shall  be  limited  to  the  extent required  by  the  foregoing material  irreconcilable   conflict   as  determined  by  a  majority   of   the Disinterested Directors.  Any  such  withdrawaland  termination  must  take  place  within  30  days  after the Fund  gives  written  notice  that  this  provision  is  being  Implemented,subject  to  applicable  taw  but in any  event  consistent  with  the  terms  of  the  Shared  Fund  Exemptive  Order.  Untft  the  end  of  such  30 day period,  the  Fund  shall  continue  to  accept  and  implement  orders  by  the  Company  for   the purchase and  redemption  of  Shares.

4.5       If  a  material  irreconcilable   conflict   arises  because  a  particular   state   insurance regulator's decision  applicable  to  the  Company  conflicts  with  the  majority  of  other  state  regulators, then the  Company  wilt  withdraw  the  affected  Account's  Investment  in  the Fund and  terminate  this Agreement with  respect  to  such  Account  wtthtn  30  days  after  the Fund  informs  the  Company  in writing that  it  has  determined  that  such  decision  has  created  an irreconcilable material  conflict; provided, however,  that  such  withdrawaland  termination  shall  be  limited  to  the  extent  required  by the foregoing  material  irreconcilable   conflict   as  determined  by  a  majority   of   the  Disinterested Directors.  Until  the  end of such  30  day  period,  the  Fund  shall  continue  to  accept  and  Implement orders by  the  Company  for  the  purchase  and  redemption  of  shares  of  the  Fund.

4.6         For purposes  of   section  4.3   through  4.6  of   this  Agreement,  a  majority   of   the Disinterested Directors  shalt  determine  whether  any  proposed  action  adequately  remedies  any irreconcilable materialconflict,  but  in  no  event  will  the  Company  be  required  to  establish  a  new funding medium for the  Contracts  if  an  offer  to  do  so  has  been  declined  by  vote  of  a  majority   of Contract owners  materially  adversely affected by  the  irreconcilable  material conflict.  In  the  event

that   the   Directors   determine   that    any   proposed   action   does   not   adequately   remedy   any irreconcilable materialconflict,  then  the  Company  will  withdraw  the  Account's  investment  in  the Fund and  terminate  this  Agreement  within  30  days  after  the  Directors  inform  the  Company  in  writing of the  foregoing  determination;  provided,  however,  that  such  withdrawaland  termination  shall  be limited to  the  extent  required by  any  such  material  irreconcilable   conflict   as  determined  by  a majority of  the  Disinterested  Directors.

4.7         Upon  request,  the  Company  shall  submit  to  the  Directors  such reports, materials  or data as  the  Directors  may  reasonably  request  so  that  the  Directors  may  fully  carry  out  the  duties imposed upon  them  by  the  Shared  Fund  Exemptive  Order,  and  said  reports,  materials  and  data  shall be submitted  more  frequently  if  deemed  appropriate  by  the  Directors.

4.8         If and  to  the  extent  that  (a)  Rule  6e·2  and  Rule  6e·3  (T)  are  amended,or  Rule  6e·3  is adopted, to  provide  exemptive  relief  from  any provision of the  1940  Act  or  the  rules  promulgated thereunder with  respect  to  mixed  or  shared  funding  (as  defined  in  the  application  for  the  Shared Fund Exemptive  Order)  on  terms  and conditions materially   different   from  those  contained  in  the application for  the  Shared  Fund  Exemptive  Order,  or  (b)  the  Shared  Fund  Exemptive  Order  is  granted on terms  and  conditions  that  differ  from  those  set  forth  in  this  Article  4,  then  the Fund and/or  the Participating Insurance  Companies,  as  appropriate,  shall  take  such  steps  as  may  be  necessary  (a)  to comply with  Rules  6e-2  and  6e·3  (T), as amended,  and  Rule  6e·3,  as  adopted,  to  the  extent  such rules are  applicable,  or  (b)  to  conform  this  Article  4  to  the  terms  and  conditions  contained  In  the Shared Fund  Exemptive  Order,  as  the  case  may  be.

ARTICLE 5

Indemnification

5.1      The Company  agrees  to  indemnify  and  hold  harmless  the  Fund  Parties  and  each  of their respective  Directors,  officers,  employees  and  agents  and  each  person,  if  any,  who controls a Fund Party  within  the  meaning  of  Section  15  of  the  1933  Act  (collectively  the  "Indemnified  Parties" for purposes  of  this  Article   5)  against  any  and  all  losses,  claims,  damages,  Uabflltles  (including amounts paid  in  settlement  with  the  written   consent  of  the  Company)  or  expenses  (including  the reasonable costs  of  investigating  or  defending  any  loss,  claim,  damage,  liability  or  expense  and reasonable legalcounsel  fees  incurred  in  connection  therewith)  (collectively,  "Losses"),  to  which the Indemnified  Parties  may  become  subject  under  any  statute  or  regulation,  or  common  law  or otherwise, insofar  as  such  Losses:

(a)       arise out  of  or  are  based  upon  any  untrue  statements  or  untrue statements of  any  materialfact  contained  in  the  prospectuses  for  the  Contracts  or in the  Contracts  themselves  or  in  sales  literature   generated  or  approved  by  the Company on  behalf  of  the  Contracts  or  Accounts  (or  any  amendment  or  supplement to any  of  the  foregoing)  (collectively,  "Company  Documents"  for  the  purposes  of this Article  5),  or  arise  out  of  or  are  based   upon  the  omission  to  state  therein  a materialfact   required  to  be  stated  therein  or  necessary  to  make  the  statements therein not  misleading, provided that   this  Indemnity  shall  not  apply  as  to  any Indemnified Party  If  such  statement  or  omission  was  made  in  reliance  upon  and  was accurately derived  from  written   information  furnished  to  the  Company  by  or  on behalf of  the  Fund  or Underwriter for  use  in  Company  Documents  or  otherwise for use in  connection  with  the  sale  of  the  Contracts  or  Shares;  or

(b)       arise  out  of  or  result  from  statements  or  representations  (other than statements  or representations contained  in  and  accurately  derived  from  Fund Documents as  defined  in  Section  5.2(a))  or  wrongful  conduct  of  the  Company  or

l 1

persons under  its  control,  with  respect  to  the  sale  or  acquisition  of  the  Contracts  or

Shares; or

{c)         arise out  of  or  result  from  any  untrue  statement   of  a  materialfact contained in  Fund  Documents  as  defined  in  Section  5.2{a)  or  the  omission  to  state therein  a  material  fact   required  to  be  stated   therein   or  necessary  to  make  the statements  therein   not   misleading   if  such  statement   or  omission  was  made  in reliance upon  and  accurately   derived   from   written  information  furnished   to   the Fund or  Underwriter  by  or  on  behalf  of  the  Company;  or

{d)        arise  out  of  or  result   from  any  failure by the  Company  to  provide the services  or  furnish  the  materials  required  under  the  terms  of  this  Agreement; or

{e)        arise    out    of    or    result    from    any    material   breach    of    any representation and/or   warranty   made  by  the  Company  in  this  Agreement  or  arise out of  or  result  from  any  other  materialbreach  of  this  Agreement  by  the  Company.

5.2        The Underwriter  and  each  Fund  agree  severally  to  indemnify  and  hold  harmless  the Company and  each  of  its  directors,  officers,  employees  and  agents  and  each  person,  if  any,  who controls   the   Company   within   the   meaning   of   Section   15   of   the   1933   Act   {collectively,  the "Indemnified Parties"   for  purposes  of  this  Article  5)  against  any  and  all  losses,  claims,  damages, liabilities {including   amounts  paid  in  settlement  with   the  written  consent  of  the  Fund  Parties)  or expenses {including   the  reasonable  costs  of   investigating  or   defending   any  loss,  claim,   damage liability or  expense  and  reasonable  legalcounselfees  incurred  in  connection  therewith)  (collectively, "Losses"), to  which  the  Indemnified  Parties  may  become  subject  under  any  statute  or  regulation,  or at common  law  or  otherwise,  insofar  as  such  Losses:

(a)       arise   out   of   or   are   based  upon   any  untrue   statements   of   any materialfact  contained  in  the  registration  statement  or  prospectus  for  the  Fund  {or any amendment  or  supplement   thereto)   (collectively,  "Fund  Documents"  for   the purposes of  this  Article   5),  or  arise  out  of  or  are  based  upon  the  omission  to  state therein  a  material  fact   required   to  be  stated   therein   or  necessary  to  make  the statements therein  not  misleading,  provided  that  this  indemnity  shall  not  apply  as to any  Indemnified  Party  if  such  statement  or  omission  was  made  in  reliance  upon and was  accurately  derived  from  written  information  furnished  to  the  Fund  Parties by or  on  behalf  of  the  Company  for  use  In  Fund  Documents or otherwise  for  use in connection with   the  sale  of  the  Contracts  or  Shares;  or

(b)         arise out   of   or  result   from   statements   or  representations   (other than  statements   or   representations   contained   In   and  accurately   derived   from Company Documents)  or  wrongful  conduct   of  a  Fund  Party  or  persons  under  its respective  control,  with   respect   to   the   sale  or  acquisition   of   the  Contracts   or Shares; or

(c)         arise out  of  or  result  from  any  untrue  statement  of  a  material fact contained in  Company  Documents  or  the  omission  to  state  therein  a  materialfact required to  be  stated   therein   or  necessary  to  make  the  statements   therein   not misleading if  such  statement  or  omission  was  made  in  reliance  upon and accurately derived from  written  information  furnished  to  the  Company  by  or  on  behalf  of  the Fund Parties;  or

(d)       arise  out  of  or  result  from  any  failure   by  the  Underwriter  or  the Fund to  provide  the  services  or  furnish  the  materials  required  under  the  terms of this Agreement;  or

(e)       arise  out    of    or    result    from    any   material    breach   of   any representation and/or   warranty  made  by  the  Underwriter   or  the  Fund  in   this Agreement or   arise  out   of   or   result   from   any  other   material  breach  of   this Agreement by  the  Underwriter  or  the  Fund.

5.3      Neither   the  Company,  the   Underwriter   nor  the  Fund  shall  be  liable   under   the indemnification provisions  of  Section  5.1  or  5.2,as  applicable,  with  respect  to  any  Losses  incurred  or assessed against  any  Indemnified  Party  to  the  extent  such  Losses  arise  out  of  or  result  from  such Indemnified Party's  willfulmisfeasance,  bad  faith  or  gross  negligence  in  the  performance  of  such Indemnified Party's  duties  or  by  reason  of  such  Indemnified  Party's  reckless  disregard  of  obligations or duties  under  this  Agreement.

5.4      Neither   the  Company,  the  Underwriter   nor  the  Fund  shall  be  liable   under   the indemnification  provisions of Section  5.1  or  5.2,  as  applicable,  with  respect  to  any  claim  made against an  Indemnified  Party  unless  such  Indemnified  Party  shall  have  notified   the  other  party  in writing  within   a  reasonable  time  after   the  summons,  or  other  first   written   notification,  giving information of  the  nature  of  the  claim  shall  have  been  served  upon  or  otherwise  received  by  such Indemnified Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of  service  upon  or other  notification  to  any  designated agent),  but  failure  to  notify   the  party   against  whom indemnification is  sought  of  any  such  claim shall not  relieve  that  party  from  any  liability  which  it  may have to  the  Indemnified  Party  in  the  absence  of  Sections  5.1  and  5.2.

In case  any  such  action  is  brought  against  the  Indemnified  Parties,  the  indemnifying  party  shall  be entitled  to  partidpate,  at  its  own  expense,  in  the  defense  of  such  action.   The  indemnifying  party also shall  be  entitled   to  assume  the  defense  thereof,  with  counselreasonably  satisfactory  to  the party named  in  such  action.  After  notice  from  the  indemnifying  party  to  the  Indemnified  Party  of  an election to  assume  such  defense,  the  Indemnified  Party  shall bear the  fees  and  expenses  of  any additionalcounselretained  by  it,  the  indemnifying  party  will  not  be  liable  to  the  Indemnified Party under  this  Agreement  for  any  legal  or  other  expenses  subsequently  incurred  by  such  party independently in  connection  with  the  defense  thereof  other  than  reasonable costs of  investigation.

ARTICLE 6

Termtnatton

6.1      This  Agreement  may  be terminated  by  either  party  for  any  reason  by  sixty  (60)  days' advance written  notice  delivered  to  the  other  party.

6.2       This Agreement  may  be  terminated  at  the  option  of  either  the  Underwriter  or  the Fund upon  institution  of  formal  proceedings  against  the  Company  by  the  FINRA,  the  SEC,  the insurance commission  of  any  state  or  any  other  regulatory  body  regarding  the  Company's  duties under this  Agreement  or  related  to  the  sale  of  the  Contracts,  the  operation  of  the  Account,  the administration of  the  Contracts  or  the  purchase  of  the  Shares,  or  an  expected  or  anticipated  ruling, judgment or  outcome  which  would,  in   the  Fund's  or   the  Underwriter's   respective  reasonable judgment, materially  impair  the  Company's  ability  to  meet  and  perform  the  Company's  obligations and duties  hereunder.

6.3        This Agreement  may  be  terminated  at  the  option  of  the  Fund  or  the  Underwriter  ff the InternalRevenue  Service  determines  that  the  Contracts  cease  to  qualify  as  annuity  contracts  or life insurance  policies,   as  applicable,  under   the  Code,  or  if  the  Fund  or  Underwriter   reasonably believes that  the  Contracts  may  fail  to  so  qualify  or if interests  in  an  Account  under  the  Contracts  are not registered,  where  required,  and,  in  all  materialrespects,  are  not  issued  or  sold  in  accordance with  any  applicable   federalor  state  law.

6.4        This Agreement  may  be  terminated  by   the   Fund  or   the   Underwriter,  at   either's option,if  either   the  Fund  or  the  Underwriter  shall  determine,in  its  sole  judgment  exercised  In  good faith, that  either   (1)  the  Company  shall  have  suffered  a  materialadverse  change  In  its  business  or financialcondition,  (2)  the  Company  shall  have  been  the  subject  of  materialadverse  publicity  which

Is likely  to  have  a  materialadverse  impact  upon  the  business  and  operations  of  either   the  Fund  or  the

Underwriter, or  (3)  the  Company  breaches  any  obligation  under  this  Agreement  in  a  materialrespect and such  breach  shall  continue   unremedied   for   thirty  (30)  days  after   receipt  by  the  Company  of notice in  writing  from  the  Fund  or  Underwriter  of  such  breach.

6.5        This Agreement  may  be  terminated  at  the  option  of  the  Company  if (A) the  Internal Revenue Service  determines   that   any  Portfolio  fails  to  qualify   as  a  RIC  under   the  Code  or  falls  to comply  with   the  diversification  requirements  of  Section  817(h)  of  the  Code  and  the  Fund,  upon written request  fails  to  provide  reasonable  assurance  that  It  will  take  action  to  cure  such  failure,  or (B) the  Company  shall  determine,  in  its  sole  judgment   exercised  in  good  faith,  that  either   (1)  the Fund or  the  Underwriter  shall have been  the  subject  of  materialadverse  publicity  which  is  likely   to have a  materialadverse  impact  upon  the  business  and  operations  of  the  Company,  or  (2)  the  Fund  or Underwriter breaches  any  obligation   under  this  Agreement  in  a  materialrespect  and  such  breach shall continue  unremedled  for  thirty  (30)  days  after  receipt  of  notice  in  writing  to  the  Fund  or  the Underwriter from  the  Company  of  such  breach.

6.6        Notwithstanding any  termination  of  this  Agreement  pursuant  to  Section  6.1,  the  Fund will continue  to  make  available  additionalshares  of  the  Fund  pursuant  to  the  terms  and  conditions  of this  Agreement,  for   all  existing   Contracts   in   effect  on  the  effective  date   of   termination  of   this Agreement (hereinafter  referred  to  as  "Existing  Contracts").  Specifically,  without  limitation,If  the Fund and  Underwriter  so  agree  to  make  additional  Shares  available,   the   owners   of   the  Existing Contracts  will  be  permitted  to  reallocate  investments   In   the  Fund  (as  in   effect  on  such  date), redeem investments  in  the  Fund  and/or  Invest  in  the  Fund  upon  the  making  of  additionalpurchase payments under  the  Existing  Contracts.

6.7        The  provisions  of  Article  5  shall  survive  the  termination  of  this  Agreement,  and  the provisions of  Articles  2  and 4 shall  survive  the  termination  of  this  Agreement  as  long  as  shares  of  the Fund are  held  on  behalf  of  Contract  owners  in  accordance  with  Section  6.6.

ARTICLE 7

Notices

Any notice  shall  be  sufficiently  given  when  sent  by  registered  or  certified  mall  to  the  other party at  the  address  of  such  party  set  forth  below  or  at  such  other  address  as  such  party  may  from time to  time  specify  in  writing  to  the  other  party.

To the  Fund:                                                                                                     With a copy to: BlackRock, Inc.

BlackRock Variable  Series  Funds,  Inc. Attention:  Lisa Hill                                Attn. Robert Connolly  General Counsel

55 East  52"d  Street                                                                                          40 East 52nd Street

New York, NY  10055                                                                                         New York, NY 10022

To the  Underwriter: BlackRock Investments,  LLC Attn: Frank  Porcelli             With a copy to:

40 East  52"d  Street                                                                                     BlackRock Investment, LLC Attn: Rick Froio, CCO

New York, NY  10022                                                                                    One FinancialCenter Boston,MA 02110

If to  the  Company:

Midland National Life  Insurance  Company

Attn: Bill  Lowe

4546 Corporate  Drive,  Suite  100

West Des  Moines, lA  50266

ARTICLE 8

Miscellaneous

8.1      The  captions  in  this  Agreement  are  included  for  convenience  of  reference  only  and  in no way define or  delineate  any  of  the  provisions  hereof  or  otherwise  affect  their  construction  or effect.

8.2        This  Agreement  may  be  executed  simultaneously  in  two  or  more  counterparts,  each of which  taken together shall  constitute  one  and  the  same  instrument.

8.3      If any  provision  of  this  Agreement  shall  be  held  or made invalid  by a court  decision, statute, rule  or  otherwise,  the  remainder  of  the  Agreement  shall  not  be  affected  thereby.

8.4        This Agreement  shallbe  construed  and  the  provisions  hereof  interpreted  under  and  in accordance with   the  laws  of   the  State  of  New  York  without   reference  to  the  conflict   of   laws provisions thereof,  and  shall,  to  the  extent  applicable,be  subject  to  the  provisions  of  the  1933,1934, and 1940 Acts, and  the  rules,  regulations  and  rulings  thereunder,  including  such  exemptions  from those statutes,  rules  and  regulations  as  the  SEC  may   grant  and  the  terms  hereof  shall  be  interpreted and construed  in  accordance  therewith.

8.5        The parties  to  this  Agreement  acknowledge  and  agree  that  the  Fund  is  a  Maryland corporation, and  that  all  liabilities  of  the  Fund  arising,  directly  or  Indirectly,  under  thfs  Agreement, of  any  and  every  nature  whatsoever,  shall  be  satisfied  solely  out  of   the  assets  of  the  relevant Portfolio(s) of  the  Fund  and  that  no  Director, officer, agent  or  holder  of  Shares  of  the  Fund  shall  be personally  liable  for  any  such  liabilities.

8.6      Each  party  shall  cooperate  with  each  other  party  and  all  appropriate  governmental authorities (including  without  limitation  the  SEC,  the  FINRA  and  state  insurance  regulators)  and  shall permit  such  authorities   reasonable  access  to   its   books  and  records  in   connection   with   any investigation or  Inquiry  relating  to  this  Agreement  or  the  transactions  contemplated  hereby.

8.7        The rights,remedies  and  obligations  contained  in  this  Agreement  are  cumulative  and are in  addition  to  any  and  all  rights,  remedies and obligations,  at  law  or  in  equity,  to  which  the parties hereto  are  entitled  under  state  and  federallaws.                         ·

8.8        The parties  to  this  Agreement  acknowledge  and  agree that this  Agreement  shall  not be exclusive  in  any  respect.

IS

8.9          Neither this  Agreement  nor  any  rights  or  obligations  hereunder  may  be  assigned  by either party  without  the  prior  written  approval of  the  other  parties.

8.10     No provisions  of  this  Agreement  may  be  amended  or  modified  in  any  manner  except by a  written  agreement  properly  authorized  and  executed  by  all  parties.

IN WITNESS  WHEREOF,  the  parties  have  caused  their  duly  authorized  officers to  execute  this

Fund Participation  Agreement  as  of  the  date  and  year  first  above  written.

          BlackRock Variable Series Funds, Inc.

By: /s/

Name:

Title:  Vice President

BLACKROCKINVESTMENTS,LLC

By: /s/ Frank Porcelli

Name:      Frank Porcelli

Title:      Managing Director

Midland National Life Insurance Company

By: /s/ William Lowe

Name:   William Lowe

              Title; President

Schedule  A

Separate Accounts  of  Midland  Life   Insurance  Company  participating   in   Portfolios   of   BlackRock

Variable Series  Funds,  Inc.

Schedule B

Portfolios and  Classes  of  BlackRock  Variable  Series  Fund.  Inc.  offered  to  Separate  Accounts  of

Midland Life  Insurance  Company

Available share classes of: FUND NAME	CLASS	CUSIP	TICKER
EQUITY FUNDS
BlackRock Balanced CapitalV.I. Fund	I	09253L108	AMBLI
BlackRock Basic Value V.I. Fund	I	09253L405	BAVLI
BlackRock Basic Value V.I. Fund	II	09253L504	BAVII
BlackRock Basic Value V.I. Fund	Ill	09253L603	BVIII
BlackRock CapitalAppreciation V.I. Fund	I	09253L843	FDGRI
BlackRock CapitalAppreciation V.I. Fund	Ill	09253L827	FGIII
BlackRock Equity Dividend V.I. Fund BlackRock Equity Dividend V.I. Fund	I Ill	09253L512 09253L488	UTILI UTili
BlackRock GlobalAllocation V.I. Fund	I	0925JLm	GLALI
BlackRock GlobalAllocation V.I. Fund	II	09253l769	GLAII
BlackRock GlobalAllocation V.I. Fund	Ill	09253L751	GAlli
BlackRock GlobalOpportunities V.I.Fund	I	09253L819	GLGRI
BlackRock GlobalOpportunities V.I. Fund BlackRock International Value V.I. Fund	Ill I	09253L785 09253L645	GGIII IVVVI
BlackRock Large Cap Core V.I. Fund	I	09253L611	LGCCI
BlackRock Large Cap Core V.I. Fund	II	09253L595	LGCII
BlackRock Large Cap Core V.I. fund	Ill	09253L587	LCIII
BlackRock Large Cap Growth V.I.Fund	I	09253L579	LGGGI
BlackRock Large Cap Growth V.I. Fund	Ill	09253L553	LGIII
BlackRock Large Cap Value V.I. Fund	I	09253L546	LCATT
BlackRock Large Cap Value V.I. Fund	II	09253L538	LCBTT
BlackRock Large Cap Value V.I. Fund	Ill	09253L520	LVIII
BlackRock Value Opportunities V.I. Fund	I	09253L470	SMCPI
BlackRock Value Opportunities V.I. Fund	II	09253L462	SMCII
BlackRock Value Opportunities V.I. Fund	Ill	09253L454	SCIII
FIXED INCOME FUNDS
BlackRock Government Income V.I. Fund	I	09253L744	GVBDI
BlackRock High Income V.I. Fund	I	09253L710	HICUI
BlackRock TotalReturn V.I. Fund	I	09253L702	CRBDI
BlackRock TotalReturn V.I. Fund	Ill	09253L884	CBIII
INDEX FUND
BlackRock S&P 500 Index V.I. Fund	I	09253L678	IDXVI
BlackRock S&P 500 Index V.I. Fund	II	09253L660	lXVII
MONEY MARKET FUND
BlackRock Money Market V.I. Fund*		09253L876	DMMKI

* No  fees  shall  be  pafd  for  the  BlackRock  Money  Market  V.I.Fund

Schedule C

Shareholder Information  Schedule  entered  into  by  and  between  BlackRock  Investments,  LLC  and  its successors, assigns  and  designees  ("BRIL")  and  the  Intermediary.

BRIL, the  Fund  and  the  Intermediary  agree  that  any request made  to  the  Intermediary  by  BRIL  or  the Fund for  shareholder  transaction  information,  and  the  Intermediary's  response  to  such  request,  shall be governed  by  whatever   practices   the  Fund  and  the  Intermediary had utilized  in  the  absence  of  a formalagreement,  if  any,  to  govern  such  requests.

For Schedule C,  the  following  terms  shall  have  the  following  meanings,  unless  a  different  meaning  is clearly required  by  the  contexts:

The term   "Intermediary"  shall  mean  Midland  NationalLife  Insurance  Company  Separate  Account  8 and C  which  is  an  insurance  company  separate  account.

The term  "Fund"  shallmean  any  open-ended  management  investment  company  that  is  registered  or required to  register  under  Section  8  of  the  Investment  Company  Act  of  1940  and  for  which  BRIL acts as distributor,  and  includes  (i)  an  investment adviser to  or  administrator  for   the  Fund;  and  (ii)   the transfer  agent  for  the  Fund.  The  term  not  does  include  any  ''excepted  funds"  as  defined  in  SEC  Rule

22c-2(b) under  the  Investment  Company  Act  of  1940.1

The term  "Shares"  means  the  interests   of  Shareholders  corresponding  to  the  redeemable  securities of  record   issued  by   the  Fund under   the   Investment   Company  Act   of   1940  that   are  held   by   the Intermediary.

The term  "Shareholder"  means  the  holder  of  interests  in  a  variable  annuity  or  variable  life  insurance contract issued  by  the  Intermediary  ("Contract"),  or  a  participant  in  an  employee  benefit  plan  with a beneficialinterest  in  a  contract.

The term  "Shareholder-Initiated  Transfer  Purchase"  means  a  transaction  that  is  initiated  or  directed by a  Shareholder  that  results  in  a  transfer  of  assets  within  a  Contract  to  a  Fund,but  does  not  include the  following:   (i)   transactions    that   are   executed   automatically  pursuant    to   a   contractual  or systematic program  or  enrollment  such  as  transfer  of  assets  within  a  Contract  to  a  Fund  as  a  result  of "dollar cost  averaging"  programs,  insurance  company  approved  asset  allocation programs, or automatic  rebalancing   programs;  (li)  transactions  that   are  executed  pursuant to  a  Contract   death benefit; (iii)  one-time  step-up  in  Contract  value  pursuant  to  a  Contract  death  benefit;  (iv)  allocation of assets  to  a Fund through  a  Contract  as a  result  of  payments  such  as  loan  repayments,  scheduled contributions, retirement  plan  salary  reduction  contributions,  or  planned  premium  payments  to  the Contract; or  (v)  prearranged   transfers  at  the  conclusion  of  a  required   free  look  period.

The  term   "Shareholder-Initiated  Transfer   Redemption"   means  a  transaction   that   is  initiated  or directed by  a  Shareholder  that  results  in  a  transfer  of  assets  within  a  Contract   out  of  a  Fund,  but does not   include   transactions   that   are  executed:   (i)   automatically  pursuant   to   a  contractual  or systematic program  or  enrollments such as transfers of  assets  within  a  Contract   out  of  a  Fund  as  a result  of  annuity   payouts,  loans,  systematic   withdrawal  programs,  insurance   company   approved asset allocation  programs  and  automatic   rebalancing  programs;  (li)  as  a  result   of  any  deduction  of charges or  fees  under   a  Contract;  (iii)   within  a  Contract   out   of  a  Fund  as  a  result   of   scheduled

' As defined  in  SEC  Rule  22c-2(b),  term  "excepted  fund"  means  any:  (1)  money  market  fund;  (21  fund  that  issues  securities   that  are listed on  a  nationalexchange;  and  (3)  fund  that  affirmatively permits short-term  trading  of  its  securities,  if  its  prospectus  clearly and prominently   discloses  that  the  fund  permits  short-term  trading  of  its  securities  and  that  such  trading  may  result  in  additional costs for  the  fund.

withdrawals or surrenders from  a  Contract;  or  (iv)  as  a  result  of  payment  of  a  death  benefit  from  a

Contract.

BRIL and  the  Intermediary  hereby  agree  as  follows: Shareholder Information

1. Agreement  to  Provtde  Information.  Intermediary  agrees  to  provide  the  Fund  or  its  designee, upon written   request   of   BRIL  or   the   fund,   the   taxpayer  identification  number  ("TIN"),   the Individual/International Taxpayer  Identification   Number  ("ITIN"),   or   other   government  Issued identifier ("Gil")  and  the  Contract  owner  number  or  participant  account  number  associated  with  the Shareholder, if  known,  of  any  or  all  Shareholder(s}  of  the  account,  and  the  amount,  date,  name  or other identifier  of  any  investment  professional(s)  associated  with  the Shareholder(s) or  the  account (if known)  and  transaction  type  (purchase,  redemption,  transfer,  or  exchange)  of  every  purchase, redemption,  transfer,   or   exchange  of   Shares  held   through   an   account   maintained   by   the Intermediary during  the  period  covered  by  the  request.Unless  otherwise  spedfically  requested  by the   Fund,   the    Intermediary    shall   only    be   required    to    provide    Information    relating    to Shareholder-Initiated Transfer  Purchases  or  Shareholder-Initiated  Transfer  Redemptions.

2. Period  Covered  by  Request.  Requests  must  set  forth  a specific period,  which  generally  will  not exceed 90  days  from  the  date  of  the  request,  for  which  transaction  information  is  sought.  BRIL and/or  the  Fund  may  request  transaction  lnforma,tion older than  90  days  from  the  date  of  the request as  they  deem  necessary  to  investigate  compliance  with  policies  (Including,  but  not  limited  to,

polices of   the   fund   regarding  market-timing   and  the  frequent   purchasing  and  redeeming  or exchanges  of  Fund  shares  or  any  other  Inappropriate  trading  activity)  established  or  utilized  by  the Fund for  the  purpose  of  eliminating  or  reducing  any  dilution  of  the  value  of  the  outstanding  shares issued by  the  Fund.

3. Form and Timing  of  Response.  (a)  Intermediary  agrees  to  provide,  promptly,but  in any event  not later than  five  (5)  business  days  after  receipt  of a request  from  the  Fund,  BRIL  or  their  designee,  the requested information  specified  in  Section  1.  If  requested  by  the  fund,  BRIL or  their  designee, Intermediary agrees  to  use  best  efforts  to  determine  promptly,  but  in  any  event  not  later  than  five (5)  business  days  after  receipt  of  a  request,whether  any  specific  person  about  whom  it  has  received the identification  and  transaction  information  specified  in  Section  1  is  itself  a  financialintermediary (as defined  in  Rule  22c-2)  ("indirect  Intermediary")  and,  upon  further  request  of  the  fund,BRIL  or their designee,  promptly,  but  In  any  event  not  later  than  five  (5)  business  days  after  receipt  of  a request, either  (f)  provide  (or  arrange  to  have  provided)  the  information  set  forth  in  Section  1  for those Shareholders  who  hold  an  account  with  an  indirect  intermediary  or  (li)  restrict  or  prohibit  the indirect  intermediary  from  purchasing,  in  nominee  name  on  behalf  of  other  persons, securities issued by  the  Fund.  Intermediary  additionally  agrees  to  inform  the  Fund  whether  it  plans  to perform (i)  or (ii).

(b) Responses  required  by  this  paragraph  must  be  communicated  In  writing  and  In  a  format  mutually agreed upon  by  the  Fund,BRIL  or  their  designee  and  the  Intermediary;  and

(c) To  the  extent  practicable,  the  format  for  any transaction Information  provided  to  the  Fund,BRIL or their  designee should be  consistent  with  the  NSCC  Standardized  Data  Reporting  Format.

4. Limitations  on  Use  of  Information.BRIL  and  the  Fund  agree  not  to  use  the  information  received pursuant to  this  Agreement  for  any  purpose  other  than  as  necessary  to  comply  with  the  provisions  of Rule 22c·2  or  to  fulfill other  regulatory  requests  or  legal  requirements  subject  to  the  privacy provisions of  Title  Vof  the  Gramm·leach·Bliley  Act  (Public  Law  106·102)  and  comparable  state  laws.

5. Agreement  to  Restrict  Tradtng.Intermediary  agrees  to  execute  written  instructions from BRIL or the Fund  to  restrict  or  prohibit  further  purchases  or  exchanges  of  Shares  by  a  Shareholder  that  has been identified  by  BRIL  or  the  Fund,  in  their  sole  discretion,  as  having  engaged  in  transactions  of  the Fund's Shares  (directly   or  indirectly   through  the   Intermediary's   account)  that   violate   policies (  including,  but  not  limited   to,  policies  of   the  Fund  regarding  market-timing   and  the  frequent purchasing and  redeeming  or  exchanging  of  Fund  Shares  or  any  other  inappropriate  trading  activity) established or  utilized  by  the  Fund  for  the  purpose  of  eliminating  or  reducing,  or  that  would  result in any dilution  of  the  value  of  the  outstanding  Shares  issued  by  the  Fund.  Unless  otherwise  directed  by the Fund,  any  such  restrictions  or  prohibitions  shall only apply  to  Shareholder-Initiated  Transfer Purchases or  Shareholder-Initiated  Transfer  Redemptions  that  are  effected  directly   or  indirectly through Intermediary.  Instructions  must  be  received  by  Intermediary  at  the  following  address,  or such other  address that Intermediary  may  communicate  to  BRIL  or  the  Fund  in  writing  from  time  to time, including,  if  applicable,  an  e-mail  and/or  facsimile  telephone  number:

Midland NationalLife  Insurance  Company

Attn:  Bill Lowe

4546 Corporate  Drive,  Suite  100

West Des  Moines, lA  50266

6.Form  of  Instructions.  Instructions  to  restrict  or  prohibit  trading must include  the  TIN,  ITIN,  or  Gil and  the  specific individual Contract owner  number  or  participant  account  number  associated  with the Shareholder,  if  known,  and  the  specific  restriction(s)  to  be  executed,  including  how  long  the restriction(s) is(are)  to  remain  fn  place.  If  the  TIN,  ITIN,Gil  or  the  specific  individual Contract owner number  or   participant    account   number   associated  with   the   Shareholder  is   not   known,   the instructions must  Include  an  equivalent  identifying  number  of  the  Shareholder(s)  or  account(s)  or other agreed  upon  information  to  which  the  instruction  relates.

7. Timtng  of  Response.Intermediary  agrees  to  execute  instructions  to  restrict  or  prohibit  trading  as soon as  reasonably  practicable,  but   not  latr than  five   (5)  business  days  after   receipt   of   the instructions by  the  Intermediary.

8. Confirmation  by  Intermediary.  Intermediary  must  provide  written  confirmation  to  BRIL  and  the Fund that  instructions  to  restrict  or  prohibit   trading  have  been  executed.  Intermediary  agrees  to provide confirmation  as  soon  as  reasonably  practicable,  but  not  later  than  ten  (10)  business  days after the  instructions  have  been  executed.

9.Construction  of  the  Schedule;Fund  Partictpatton  Agreement.This  Schedule  C  supplements  the Fund Partidpation  Agreement.  To  the  extent  the  terms  of  this  Schedule  C  conflict  with  the  terms  of the Fund  Participation  Agreement,  the  terms  of  this  Schedule  C  shall  control.

24(b)(8)(k)	Participation agreement between Midland National Life Insurance Company and DWS

PARTICIPATION AGREEMENT

THIS AGREEMENT,  dated  as  of  the day of           ,  2012  by  and among MIDLAND  NATIONAL  LIFE  INSURANCE  COMPANY  (the  "Company"),  an  Iowa life insurance  company,  on  its  own  behalf  and  on  behalf  of  each  segregated  asset  account  of  the Company set  forth  on  Schedule  A  hereto  as  may  be  amended  from  time  to  time  (each  separate account hereinafter  referred  to  as  the  "Account"),  DWS  VARIABLE  SERIES  I,  DWS VARIABLE SERIES  II  and  DWS  INVESTMENTS  VIT  FUNDS  (individually,   a  "Fund"), each a  Massachusetts  business  trust  created  under  a  Declaration  of  Trust,  as  amended,  DWS INVESTMENTS  DISTRIBUTORS, INC.  (the  "Underwriter"),  a  Delaware  corporation,  and DEUTSCHE  INVESTMENT  MANAGEMENT   AMERICAS  INC.,   a  Delaware  corporation (the "Adviser").   The  parties  agree  that  a  single  document  is  being  used  for  ease  of administration and  that  this  Agreement  shall  be  treated  as  if  it  were  a  separate  agreement  with respect to  each  Fund,  and  each  series  thereof,  that  is  a  party  hereto,  severally  and  not  jointly,  as  if such entity  had  entered  into  a  separate  agreement  naming  only  itself  as  a  party.   Without  limiting the foregoing,  no  Fund,  or  series  thereof,  shall  have  any  liability  under  this  Agreement  for  the obligations of  any  other  Fund,  or  series  thereof.   In  addition,  the  Company  may  engage  various entities to  perform  some  of  its  obligations  hereunder,  and  all  references  to  the  "Company"  herein shall be  deemed  to  include  any  and  all  such  entities,  where  applicable,   Regardless  of  its  use  of any such  entities,  Midland  National  Life  Insurance  Company  shall  remain  liable  for  all obligations undertaken by  it  pursuant  to  this  Agreement.

WHEREAS, the  Fund  engages  in  business  as  an  open-end  management  investment  company  and  is  or  will  be  available  to  act  as  the  investment  vehicle  for  separate  accounts  established  for  variable  life  insurance  and  variable  annuity  contracts  (the  "Variable  Insurance  Products")  to  be  offered  by  insurance  companies  which  have  entered  into  participation agreements with  the  Fund  and  Underwriter  ("Participating  Insurance  Companies");

WHEREAS, the  beneficial  interest  in  the  Fund  is  divided  into  several  series  of shares of  beneficial  interest  without  par  value,  and,  with  respect  to  certain  series,  classes  thereof ("Shares"), and  additional  series  of  Shares,  and  classes  thereof,  may  be  established,  each  such series of  Shares  designated  a "Portfolio" and  representing  the  interest  in  a  particular  managed portfolio of  securities  and  other  assets;

WHEREAS, the  Fund  has  obtained  an  order  from  the  Securities  and  Exchange Commission (the  "SEC")  granting  Participating  Insurance  Companies  and  variable  annuity  and variable life  insurance  separate  accounts  exemptions  from  the  provisions  of  sections  9(a),  13(a),

15(a), and  15(b)  of  the  Investment  Company  Act  of  1940,  as  amended  (the  "1940  Act")  and Rules 6e-2(b)(15)  and  6e-3(T)(b)(15)  thereunder,  to  the  extent  necessary  to  permit  Shares  ofthe Fund to  be sold to  and  held  by  variable  annuity  and  variable  life  insurance  separate  accounts  of both affiliated  and  unaffiliated  life  insurance  companies  (the  "Mixed  and Shared  Funding Exemptive Order");

WHEREAS, the  Fund  is  registered  as  an  open-end  management  investment company under  the  1940  Act  and  Shares  of  the  Portfolios  are  registered  under  the  Securities  Act of 1933,  as  amended  (the  "1933  Act");

WHEREAS, the  Adviser,  which  serves  as  investment  adviser  to  the  Fund,  is  duly registered as  an  investment  adviser  under  the  Investment  Advisers  Act  of  1940,  as  amended,  and any applicable  state  securities  laws;

WHEREAS, the  Company  has  issued  or  will  issue  certain  variable  life  insurance and/or variable  annuity  contracts  supported  wholly  or  partially  by  the  Account  (the  "Contracts"), and said  Contracts  are  listed  in  Schedule  A  hereto,  as  it  may  be  amended  from  time  to  time  by mutual written  agreement;

WHEREAS, the  Account  is  duly  established  and  maintained  as  a  segregated  asset account, established  by  resolution  of the Board  of  Directors  of  the  Company,  on  the  date  shown for such  Account  on  Schedule  A  hereto,  to  set  aside  and  invest  assets  attributable  to  the  aforesaid Contracts;

WHEREAS, the  Underwriter,  which  serves  as  distributor  to  the  Fund,  is registered as  a  broker  dealer  with  the  SEC  under  the  Securities  Exchange  Act  of  1934,  as amended (the  "1934  Act"),  and  is  a  member  in  good  standing  ofthe  Financial  Industry Regulatory Authority  ("FINRA");  and

WHEREAS, to  the  extent  permitted  by  applicable  insurance  laws  and  regulations, the Company  intends  to  purchase  shares  in  the  Portfolios,  and  classes  thereof,  listed  in  Schedule B hereto, as  it  may  be  amended  from  time  to  time  by  mutual  written  agreement  (the  "Designated Portfolios") on  behalf  of  the  Account  to  fund  the  aforesaid  Contracts,  and  the  Underwriter  is authorized to  sell  such  Shares  to  the  Account  at  net  asset  value;

NOW, THEREFORE,  in  consideration  of  their  mutual  promises,  the  Company, the Fund,  the  Adviser  and  the  Underwriter  agree  as  follows:

ARTICLE I.    Sale  of Fund Shares

1.1.        The Fund  has  granted  to  the  Underwriter  exclusive  authority  to  distribute  the Fund's Shares,  and  has  agreed  to  instruct,  and  has  so  instructed,  the  Underwriter  to  make available to  the  Company  for  purchase,  on  behalf  of  the  Account,  Fund  Shares  of  those Designated Portfolios selected  by  the  Underwriter.   Pursuant  to  such  authority  and  instructions, and subject  to  Article  X  hereof,  the  Underwriter  agrees  to  make  available  to  the  Company  for purchase on  behalf  of  the  Account,  Shares  ofthose  Designated  Portfolios  listed  on  Schedule  B to this Agreement,  such  purchases  to  be  effected  at  net  asset  value  in  accordance  with  Section  1.3

of this  Agreement.   Notwithstanding  the  foregoing,  (i)  Fund  series  (other  than  those  listed  on

Schedule B)  in  existence  now  or  that  may  be  established  in  the  future  will  be  made  available  to the Company  only  as  the  Underwriter   may  so  provide,  and  (ii)  the  Board  of  Trustees  ofthe  Fund (the "Board")   may  refuse  to  sell  shares  of  any  Designated  Portfolio  to  any  person,  or  suspend  or terminate the  offering  of  Fund  Shares  of  any  Designated  Portfolio  or  class  thereof,  if  such  action is required by  law  or  by  regulatory  authorities  having  jurisdiction   or  if,  in  the  sole  discretion  of the Board  acting  in  good  faith  and  in  light  of  its  fiduciary  duties  under  federal  and  any  applicable state laws,  suspension  or  termination  is  in  the  best  interests  of  the  shareholders  of  such

DesignatedPortfolio.

1.2.        The Fund  shall  redeem,  at  the  Company's  request,  any  full  or  fractional Designated Portfolio  Shares  held  by  the  Company  on  behalf  of  the  Account,  such  redemptions  to be effected  at  net  asset  value  in  accordance  with  Section  1.3  of  this  Agreement.   Notwithstanding the foregoing,  (i)  the  Company  shall  not  redeem  Fund  Shares  attributable  to  Contract  owners except in  the  circumstances permitted in  Section  10.3  of  this  Agreement,  and  (ii)  the  Fund  may suspend the  right  of  redemption  or  postpone  the  date  of  payment  or  satisfaction  upon redemption of  Fund  Shares  of  any  Designated  Portfolio  to  the  extent  permitted  by  the  1940  Act, any rules,  regulations  or  orders  thereunder.

1.3.        Purchase  and  Redemption  Procedures

(a)          The Fund  hereby  appoints  the  Company  as  an  agent  of  the  Fund  for  the limited purpose  of  receiving  purchase  and  redemption  requests  on  behalf  of  the  Account  (but  not with respect  to  any  Fund  Shares  that  may  be  held  in  the  general  account  of  the  Company)  for Shares of  those  Designated  Portfolios  made  available  hereunder,  based  on  allocations  of  amounts to the  Account  or  subaccounts thereof under  the  Contracts  and  other  transactions  relating  to  the Contracts or  the  Account.   Receipt  and  acceptance  of  any  such  request  (or  relevant  transactional information therefore)  on  any  day  the  New  York  Stock  Exchange  is  open  for  trading  and  on which the  Fund  calculates  its  net  asset  value  pursuant  to  the  rules  of  the  SEC  (a  "Business  Day") by the  Company  as  such  limited  agent  of  the  Fund  prior  to  the  time  that  the  Fund  calculates  its net asset  value  as  described  from  time  to  time  in  the  Fund  Prospectus  (which  as  of  the  date  of execution of  this  Agreement  is  4:00p.m.  Eastern  Time)  shall  constitute  receipt  and  acceptance by the  Fund  on  that  same  Business  Day,  provided  that  the  Fund  receives  notice  of  such  request by 9:30a.m.  Eastern  Time  on  the  next  following  Business  Day,  or,  if  the  parties  agree  to communicate, process  and  settle  purchase  and  redemption  transactions  for  Designated  Portfolio shares via  the  Fund/SERV  and  Networking  systems  of  the  National  Securities  Clearing Corporation (''NSCC"),  by  the  latest  time  trades  are  accepted  by  Fund/SERV.     "Fund/SERV" shall mean  NSCC's   system  for  automated,  centralized  processing  of  mutual  fund  purchase  and redemption orders,  settlement,  and  account  registration.   "Networking"  shall  mean  NSCC's system that  allows  mutual  funds  and  life  insurance  companies  to  exchange  account  level information electronically.

(b)         The  Company  shall  pay  for  Shares  of  each  Designated  Portfolio  on  the same day  that  it  notifies  the  Fund  of  a  purchase  request  for  such  Shares.   Payment  for  Designated Portfolio Shares  shall  be  made  in  federal  funds  transmitted  to  the  Fund  by  wire  to  be  received  by the Fund  by  4:00p.m.  Eastern  Time  on  the  same  Business  Day  the  Fund  is  notified  of  the purchase request  for  Designated Portfolio Shares  pursuant  to  Section  1.3(a)  (unless  the  Fund determines and  so  advises  the  Company  that  sufficient  proceeds  are  available  from  redemption of Shares  of  other  Designated  Portfolios  effected  pursuant  to  redemption  requests  tendered  by the Company  on  behalf  of  the  Account).   If  federal  funds  are  not  received  on  time,  such  funds will be  invested,  and  Designated Portfolio Shares  purchased  thereby  will  be  issued,  as  soon  as practicable and  the  Company  shall  promptly,  upon  the  Fund's   request,  reimburse  the  Fund  for any charges,.  costs,  fees,  interest  or  other  expenses  incurred  by  the  Fund  in  connection  with  any advances to,  or  borrowing  or  overdrafts  by,  the  Fund,  or  any  similar  expenses  incurred  by  the Fund, as  a  result  of  portfolio  transactions  effected  by  the  Fund  based  upon  such  purchase  request.

Upon receipt  of  federal  funds  so  wired,  such  funds  shall  cease  to  be  the  responsibility  of  the Company and  shall  become  the  responsibility  of  the  Fund.

(c)          The Fund  will  redeem  Designated  Portfolio  Shares  requested  on  behalf  of the Account,  and  make  payment  therefore,  in  accordance  with  the  provisions  of  the  then  current registration statement  of  the  Fund.   Payment  for  Designated  Portfolio  Shares  redeemed  by  the Account or  the  Company  normally  shall  be  made  in  federal  funds  transmitted  by  wire  to  the Company or  any  other  designated  person  on  the  same  Business  Day  that  the  Fund  is  properly notified of  the  redemption  order  for  such  Shares  pursuant  to  Section  1.3(a)  (unless  redemption proceeds are  to  be  applied  to  the  purchase  of  Shares  of  other  Designated  Portfolios  in  accordance with Section  1.3(b)  of  this  Agreement).   The  Fund  shall  not  bear  any  responsibility whatsoever for the  proper  disbursement or crediting  of  redemption  proceeds  by  the  Company,  the  Company alone shall  be  responsible  for  such  action.

(d)         Any purchase  or  redemption  request  for  Designated  Portfolio  Shares  held or to  be  held  in  the  Company's  general  account  shall  be  effected  at  the  net  asset  value  per  share next determined  after  the  Fund's  receipt  of  such  request,  provided  that,  in  the  case  of  a  purchase request, payment  for  Fund  Shares  so  requested  is  received  by  the  Fund  in  federal  funds  prior  to close of  business  for  determination of such  value,  as  defined  from  time  to  time  in  the  Fund Prospectus.

1.4.        The Fund  shall  use  its  best  efforts  to  make  the  net  asset  value  per  share  for  each Designated Portfolio  available  to  the  Company  by  6:30p.m.  Eastern  Time  each  Business  Day, and in  any  event,  as  soon  as  reasonably  practicable  after  the  net  asset  value  per  share  for  such Designated Portfolio  is  calculated,  and  shall  calculate  such  net  asset  value  in  accordance  with  the Fund's Prospectus.   In  the  event  the  Fund  is  unable  to  make  the  7:00p.m.  deadline  stated  herein, it shall  provide  additional  time  for  the  Company  to  place  orders  for  the  purchase  and  redemption of Shares.   Such  additional  time  shall  be  equal  to  the  additional  time  which  the  Fund  takes  to make the  net  asset  value  available  to  the  Company.   Any  material  error  in  the  calculation  or reporting of  net  asset  value  per  share,  dividend  or  capital  gain  information  shall  be  reported  to the Company  promptly  upon  discovery  by  the  Fund.   A  material  error  in  the  calculation  of  net asset value  per  share  shall  be  corrected  in  accordance  with  the  procedures  for  correcting  net  asset value errors  adopted  by  the  Fund's   Board  of  Trustees  and  in  effect  at  the  time  of  the  error.   The Fund represents  and  warrants  that  its  procedures  for  correcting  net  asset  value  errors,  including determinations of  materiality,  currently  comply,  and  will  continue  to  comply,  with  the  1940  Act and generally  industry-wide  accepted  SEC  staff  interpretations  concerning  pricing  errors  in effect at  the  time  of  an  error.

1.5.        The Fund  shall  furnish  notice  (by  wire  or  telephone  followed  by  written confirmation) to  the  Company  as  soon  as  reasonably  practicable  of  any  income  dividends  or capital gain  distributions  payable  on  any  Designated  Portfolio  Shares.   The  Company,  on  its behalf and  on  behalf  of  the  Account,  hereby  elects  to  receive  all  such  dividends  and  distributions as are  payable  on  any  Designated  Portfolio  Shares  in  the  form  of  additional  Shares  of  that Designated Portfolio.   The  Company  reserves  the  right,  on  its  behalf  and  on  behalf  of  the Account, to  revoke  this  election  and  to  receive  all  such  dividends  and  capital  gain  distributions  in cash.  The  Fund  shall  notify  the  Company  of  the  number  of  Designated  Portfolio  Shares  so issued as  payment  of  such  dividends  and  distributions.

1.6.        Issuance and  transfer  of  Fund  Shares  shall  be  by  book  entry  only.   Stock certificates will  not  be  issued  to  the  Company  or  the  Account.   Purchase  and  redemption  orders for Fund  Shares  shall  be  recorded  in  an  appropriate  ledger  for  the  Account  or  the  appropriate subaccount of  the  Account.

1.7.         The parties  hereto  acknowledge  that  the  arrangement  contemplated  by  this Agreement is  not  exclusive;  the  Fund's   Shares  may  be  sold  to  other  insurance  companies (subject to  Section  1.8  hereof)  and  to  certain qualified  retirement  plans,  and  the  cash  value  of  the Contracts may  be  invested  in  other  investment  companies.

1.8.        The Underwriter  and  the  Fund  shall  sell  Fund  Shares  only  to  Participating Insurance Companies  and  their  separate  accounts  and  to  persons  or  plans  ("Qualified  Persons") that qualify  to  purchase  Shares  of  the  Fund  under  Section  817(h)  of  the  Internal  Revenue  Code  of 1986, as  amended  (the  "Code"),  and  the  regulations  thereunder  without  impairing  the  ability  of the Account  to  consider  the  portfolio  investments  of  the  Fund  as  constituting  investments  of  the Account for  the  purpose  of  satisfying  the  diversification  requirements  of  Section  817(h).   The Underwriter and  the  Fund  shall  not  sell  Fund  Shares  to  any  insurance  company  or  separate account unless  an  agreement  complying  with  Article  VI  of  this  Agreement  is  in  effect  to  govern such sales.   The  Company  hereby  represents  and  warrants  that  it  and  the  Account  are  Qualified Persons.  The  Fund  reserves  the  right  to  cease  offering  Shares  of  any  Designated  Portfolio  in  the discretion of  the  Fund.

ARTICLE II.   Representations,   Warranties  and  Covenants

2.1.        The Company  represents  and  warrants  that  the  Contracts  (a)  are  or,  prior  to issuance, will  be  registered  under  the  1933  Act  or,  alternatively  (b)  are  not  registered  because they are  properly  exempt  from  registration  under  the  1933  Act  or  will  be  offered  exclusively  in transactions that  are  properly  exempt  from  registration  under  the  1933  Act.   The  Company further represents  and  warrants  that  the  Contracts  will  be  issued  and  sold  in  compliance  in  all material respects  with  all  applicable  federal  securities  and  state  securities  and  insurance  laws  and that the  sale  of  the  Contracts  shall  comply  in  all  material  respects  with  state  insurance  suitability requirements.  The  Company  further  represents  and  warrants  that  it  is  an  insurance  company duly organized  and  in  good  standing  under  applicable  law,  that  it  has  legally  and  validly established the  Account  prior  to  any  issuance  or  sale  thereof  as  a  segregated  asset  account  under applicable insurance  laws,  and  that  it  (a)  has  registered  or,  prior  to  any  issuance  or  sale  of  the Contracts, will  register  the  Account  as  a  unit  investment  trust  in  accordance  with  the  provisions of the  1940  Act  to  serve  as  a  segregated  investment  account  for  the  Contracts,  or  alternatively  (b) has not  registered  the  Account  in  proper  reliance  upon  an  exclusion  from  registration  under  the 1940 Act.   The  Company  shall  register  and  qualify  the  Contracts  or  interests  therein  as  securities in accordance  with  the  laws  of  the  various  states  only  if  and  to  the  extent  deemed  advisable  by the Company.

2.2.        The Fund  represents  and  warrants  that  Fund  Shares  sold  pursuant  to  this Agreement shall  be  registered  under  the  1933  Act,  duly  authorized  for  issuance  and  sold  in compliance in  all  material  respects  with  all  applicable  state  and  federal  securities  laws  and  that the Fund  is  and  shall  remain  registered  under  the  1940  Act.   The  Fund  shall  amend  the registration statement  for  its  Shares  under  the  1933  Act  and  the  1940  Act  from  time  to  time  as

required in  order  to  effect  the  continuous  offering  of  the  shares  of  the  Designated   Portfolios.   The

Fund shall  register  and  qualify  such  Shares  for  sale  in  accordance  with  the  laws  of  the  various states only  if  and  to  the  extent  deemed  advisable  by  the  Fund  or  the  Underwriter  after  taking  into consideration any  state  insurance  law  requirements  that  the  Company  advises  the  Fund  may  be applicable.

2.3.        The Fund  makes  no  representations  as  to  whether  any  aspect  of  its  operations, including, but  not  limited  to,  investment  policies,  fees  and  expenses,  complies  with  the  insurance and other  applicable  laws  of  the  various  states,  except  that  the  Fund  represents  that  the investment policies,  fees  and  expenses  of  the  Designated  Portfolios,  are  and  shall  at  all  times remain in  compliance  with  the  insurance  laws  of  the  state  of  organization  of  the  Company  set forth on  the  first  page  (the  "State")   to  the  extent  required  to  perform  this  Agreement.   The Company will  advise  the  Fund  in  writing  as  to  any  requirements  of  State  insurance  law  that affect the  Designated  Portfolios,  and  the  Fund  will  be  deemed  to  be  in  compliance  with  this Section 2.3  so  long  as  the  Fund  complies  with  such  advice  of  the  Company.

2.4.        The Fund  represents  that  it  is  a  Massachusetts  business  trust  duly  organized  and validly existing  under  the  laws  of  the  Commonwealth  of  Massachusetts  and  that  the  Designated Portfolios do  and  will  comply  in  all  material  respects  with  all  applicable  provisions  of  the  1940 Act.

2.5.        The Underwriter  represents  and  warrants  that  it  is  a  member  in  good  standing  of FINRA and  is  registered  as  a  broker-dealer  with  the  SEC.   The  Underwriter  further  represents that it  will  sell  and  distribute  the  shares  of  the  Designated  Portfolios  in  accordance  with  any applicable state  and  federal  securities  laws.

2.6.        The Adviser  represents  and  warrants  that  it  is  and  shall  remain  duly  registered  as an investment  adviser  under  all  applicable  federal  and  state  securities  laws  and  that  it  shall perform its  obligations  for  the  Fund  in  compliance  in  all  material  respects  with  any  applicable state and  federal  securities  laws.

2.7.        The Fund,  the  Adviser  and  the  Underwriter  represent  and  warrant  that  all  of  their trustees, directors,  officers,  employees,  investment  advisers,  and  other  individuals  or  entities dealing with  the  money  and/or  securities  of  the  Fund  are  and  shall  continue  to  be  at  all  times covered by  a  blanket  fidelity  bond  or  similar  coverage  for  the  benefit  of  the  Fund  in  an  amount not less  than  the  minimum  coverage  as  required  currently  by  Ru1e  17g-1  ofthe  1940  Act  or  such related provisions  as  may  be  promu1gated  from  time  to  time.   The  aforesaid  bond  shall  include coverage for  larceny  and  embezzlement   and  shall  be  issued  by  a  reputable  bonding  company.

2.8.      The  Company  represents  and  warrants  that  all  of  its  directors,  officers,  employees, and other  individuals  or  entities  employed  or  controlled  by  the  Company  dealing  with  the  money and/or securities  of  the  Account  are  covered  by  a  blanket  fidelity  bond  or  similar  coverage  for the benefit  of  the  Account,  in  an  amount  not  less  than  $10  million.   The  aforesaid  bond  includes coverage for  larceny  and  embezzlement   and  is  issued  by  a  reputable  bonding  company.   The Company agrees  to  hold  for  the  benefit  of  the  Fund  and  to  pay  to  the  Fund  any  amounts  lost  from larceny, embezzlement  or  other  events  covered  by  the  aforesaid  bond  to  the  extent  such  amounts properly belong  to  the  Fund  pursuant  to  the  terms  of  this  Agreement.   The  Company  agrees  to make all  reasonable  efforts  to  see  that  this  bond  or  another  bond  containing  these  provisions  is always in  effect,  and  agrees  to  notify  the  Fund  and  the  Underwriter  in  the  event  that  such coverage no  longer  applies.

2.9.        The Company  represents  and  warrants  that  all  shares  of  the  Designated  Portfolios purchased by  the  Company  will  be  purchased  on  behalf  of  one  or  more  unmanaged  separate accounts that  offer  interests  therein  that  are  registered  under  the  1933  Act  and  upon  which  a registration fee  has  been  or  will  be  paid  or  that  are  unregistered  because  the  interests  are  exempt from registration  under  the  1933  Act,  and  the  Company  acknowledges  that  the  Fund  intends  to rely upon  this  representation   and  warranty  for  purposes  of  calculating  SEC  registration  fees payable with  respect  to  such  Shares  of  the  Designated  Portfolios  pursuant  to  Form  24F-2  or  any similar form  or  SEC  registration   fee  calculation  procedure  that  allows  the  Fund  to  exclude  Shares so sold  for  purposes  of  calculating  its  SEC  registration  fee.   The  Company  will  certify  the amount of  any  Shares  of  the  Designated  Portfolios  purchased  by  the  Company  on  behalf  of  any separate account  offering  interests  not  subject  to  registration  under  the  1933  Act.   The  Company agrees to  cooperate  with  the  Fund  on  no  less  than  an  annual  basis  to  certify  as  to  its  continuing compliance with  this  representation   and  warranty.

2.10.    The  Company  represents  and  warrants  as  follows:

1.  The  Company  has  in  place  an  anti-money  laundering  program  ("AML program") that  does  now  and  will  continue  to  comply  with  applicable  laws  and  regulations, including the  relevant  provisions  of  the  USA  PATRIOT  Act  (Pub.  L.  No.  107-56  (2001))  and  the regulations issued  thereunder  by  the  U.S.  Treasury  Department  and  the  rules  ofFINRA,  as applicable.

2.  The  Company  has  undertaken  appropriate  due  diligence  efforts  to  "know  its customers" in  accordance with all  applicable  anti-money  laundering  regulations  in  its  jurisdiction including, where  applicable,  the  Patriot  Act.

2.11.      The Company  will  develop,  implement  and  maintain  policies  and  procedures reasonably designed  to  prevent  the  use  of  the  Accounts  by  persons  engaged  in  short-term trading or  excessive  trading.

In addition  to  the  foregoing,  the  Company  will  develop,  implement  and  maintain procedures as  necessary  or  appropriate  to  further  any  specific  policies  and  procedures  of  the Fund, the  Adviser  or  the  Underwriter  for  one  or  more  Designated  Portfolios  in  regard  to  short term trading  or  excessive  trading.      The Company  agrees  to  comply  with  the  provisions  of Schedule D attached  hereto,  which  are  designed  to  carry  out  the  provisions  of  Rule  22c-2  of  the

1940 Act.

The Company  acknowledges   that   all  orders  accepted  by  the  Company  for  the  Accounts are subject  to  the  obligations   of the Company  in  this  Section  2.11,  including  the  obligation  to develop, implement,  and  maintain  policies  and  procedures  reasonably  designed  to  prevent  the use of  the  Accounts  for  short-term  trading  or  excessive  trading,  and  that  the  Fund,  the  Adviser or the  Underwriter  may  take  such  actions  as   it  deems  to  be  in  the  best  interests  of  shareholders of the  Designated  Portfolios  to  enforce  such  obligations  and  to  otherwise  prevent  such  trading in shares  of  the  Designated   Portfolios,  including,  among  other  things,   the  right  to  revoke,

reject or  cancel  purchase  orders  for  shares  of  the  Designated  Portfolios  made  by  the  Company. Any such  revocation,  rejection  or  cancellation  may  be  made  in  whole  or  in  part,  it  being understood that the Fund,  the  Adviser  and  the  Underwriter  are not required  to  isolate objectionable trades.

The Fund,  the  Adviser   and  the  Underwriter  shall  not  be  responsible  for  any  losses  or costs incurred  by  the  Company,  the  Account  or  Account  participants  as  a  result  of  the revocation, rejection  or  cancellation  orders  made  by  the  Company   in  furtherance  of  the enforcement of  their  policy  to  prevent  short-term  trading  and  excessive  trading  in  shares  of  the Designated Portfolios.

2.12.      The Company  shall  comply  with  any  applicable  privacy  and  notice  provisions  of 15 U.S.C.  §§  6801-6827  and  any  applicable  regulations  promulgated  thereunder  (including  but not limited  to  17  C.F.R.  Part  248)  as  they  may  be  amended.

2.13.      Neither the  Fund,  any  Designated  Portfolio,  the  Underwriter,  nor  any  of  their affiliates shall  be  liable  for  any  information  provided  to  the  Company  pursuant  to  this Agreement which  information  is  based  on  incorrect  information  supplied  by  the  Company  to the Fund  or  the  Underwriter.   The  Company  agrees  that  the  Fund,  the  Underwriter  and  the Adviser shall  bear  no  responsibility  for  any  act  of  any  unaffiliated  fund  made  available  by  the Company in  the  Accounts,  or  the  investment  adviser  or  underwriter  thereof.   Neither  the Company nor  any  of  its  affiliates  shall  be  liable  for  any  information  provided  to  the  Fund,  any Designated Portfolio,  or  the  Underwriter  pursuant  to  this  Agreement  which  information  is  based on incorrect  information  supplied  by  the  Fund,  any  Designated  Portfolio,  or  the  Underwriter.

2.14        The Fund  represents  and  warrants  that  it  will  comply  with  the  requirements  of Rule 498  under  the  1933  Act  in  connection  with  the  offer  and  sale  of  Shares.   The  Fund  further represents and  warrants  that,  to  the  extent  that  it  provides  the  Company  with  summary prospectuses, it  will  maintain  a  website  that  is  in  compliance  with  all  applicable  requirements  of Rule 498  under  the  1933  Act,  such  that  the  Fund  may  be  permitted  to  deliver  summary prospectuses in  lieu  of  statutory  prospectuses,  as  such  terms  are  defined  in  Rule  498.

ARTICLE III.   Prospectuses  and  Proxy  Statements;  Voting

3.1.        The Underwriter  shall  provide  the  Company  with  as  many  copies  of  the  Fund's current prospectus  (describing  only  the  Designated  Portfolios  listed  on  Schedule  B)  as  the Company may  reasonably  request.   To  the  extent  that  the  Fund  decides  to  provide  the  Company with summary  prospectuses  (as  such  term  is  defined  in  Rule  498  under  the  1933  Act),  it  will  still, at the  Company's  request  continue  to  provide  the  Company  with  the  Fund's  statutory  prospectus (as such  term  is  defined  in  Rule  498)  in  accordance  with  this  Article  III.   If  requested  by  the Company in  lieu  thereof,  the  Fund  shall  provide  such  documentation  (including  a  final  copy  of the new prospectus  on  computer  diskette  or  other  electronic  means  at  the  Fund's  expense)  and other assistance  as  is  reasonably  necessary  in  order  for  the  Company  once  each  year  (or  more frequently if  the  prospectus  for  a  Designated  Portfolio  is  amended)  to  have  the  prospectus  for  the Contracts and  the  prospectus  for  the  Designated  Portfolios  printed  together  in  one  document. The decision  to  have  the  prospectus  for  the  Contracts  and  the  prospectus  for  the  Designated Portfolios printed  together  in  one  document  or  in  multiple  documents  is  entirely  in  the  discretion of the  Company.  Expenses  with  respect  to  the  foregoing  shall  be  borne  as  provided  under

Article V.

3.2.        The Fund's  prospectus  shall  state  that  the  current  Statement  of Additional Information ("SAl")  for  the  Fund  is  available  from  the  Fund and the  Fund  shall  provide  a  copy of such  SAl  to  any  owner  of  a Contract who  requests  such  SAl  and  to  the  Company  in  such quantities as the Company may reasonably  request.  Expenses  with  respect  to  the  foregoing  shall be borne  as  provided  under  Article  V.

3.3.        The Fund  shall  provide  the  Company  with  copies of its  proxy  material,  reports  to shareholders, and other communications  to  shareholders  of the Designated Portfolios in  such quantity as  the  Company  shall  reasonably  require  for  distributing  to  Contract  owners.  Expenses with respect  to  the  foregoing  shall  be  borne as provided  under  Article  V.

3.4.        To the  extent  required  by  Section  12(d)(1)(E)(iii)(aa)  of  the  1940  Act  or  Rule  6e- 2 or Rule 6e-3(T)  thereunder,  other  applicable  law,  or  by regulatory order,  whenever  the  Fund shall have  a  meeting  of  shareholders  of  any  series  or class of  shares,  the  Company shall:

(i)          solicit voting  instructions  from  Contract  owners;

(ii)          vote Fund shares  held  in  each Account at  such  shareholder meetings in  accordance  with  instructions  received  from  Contract  owners;  and

(iii)        vote  Fund  shares  held  in each Account for  which  it  has  not received timely  instructions  in  the  same proportion as  it  votes  the  applicable  series  or class of Fund shares  for  which  it  has  received  timely  instructions.  The  Company  reserves  the  right  to vote shares  of  each  Designated  Portfolio  held  in  any  segregated  asset  account  in  its  own  right,  to the extent  permitted by law.

3.5.        The Fund  reserves  the  right, upon prior  written  notice  to  the  Company  (given  at the earliest  practicable  time), to take  all  actions,  including  but  not  limited  to,  the  dissolution, termination, merger  and  sale  of  all  assets of the  Fund or any  Designated  Portfolio  upon  the  sole authorization of the Board,  to  the  extent  permitted  by  the  laws  of the Commonwealth  of Massachusetts and  the  1940  Act.

3.6.        Participating Insurance  Companies  shall  be  responsible  for  assuring  that  each  of their separate  accounts  participating  in  a  Designated  Portfolio  calculates  voting privileges as required by  the  Mixed  and  Shared  Funding  Exemptive  Order.

3.7.        It  is  understood  and  agreed  that,  except  with  respect  to  information  regarding  the Fund, the  Underwriter, the Adviser  or  Designated  Portfolios  provided  in  writing  by  the  Fund,  the Underwriter or  the  Adviser,  none  of  the  Fund,  the  Underwriter  or  the  Adviser  is  responsible for the content  of the prospectus  or  statement  of  additional information for the Contracts.

ARTICLE IV.  Sales  Material  and  Information

4.1.        The Company  shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Fund or its designee, each  piece of sales  literature  or  other  promotional  material  that the Company  develops

or uses  and  in  which  the  Fund  (or  a  Designated  Portfolio  thereof)  or  the  Adviser  or  the Underwriter is  named.   No  such  material  shall  be  used  until  approved  by  the  Fund  or  its designee, and  the  Fund  will  use  its  best  efforts  for  it or its  designee  to  review  such  sales  literature or promotional  material  within  ten  Business  Days  after  receipt  of  such  material.   The  Fund  or  its designee reserves  the  right  to  reasonably  object  to  the  continued  use  of  any  such  sales  literature or other  promotional  material  in  which  the  Fund  (or  a  Designated  Portfolio  thereof)  or  the Adviser or  the  Underwriter  is  named,  and  no  such  material  shall  be  used  if  the  Fund  or  its designee so  objects.

4.2.        The Company  shall  not  give  any  information  or  make  any  representations  or statements on  behalf  of  the  Fund  or  concerning  the  Fund  in  connection  with  the  sale  of  the Contracts other  than  the  information  or  representations  contained  in  the  registration  statement  or prospectus or  SAl  for  the  Fund  Shares,  as  such  registration  statement  and  prospectus  or  SAl  may be amended  or  supplemented  from  time  to  time,  or  in  reports  or  proxy  statements  for  the  Fund, or in  sales  literature  or  other  promotional  material  approved  by  the  Fund  or  its  designee  or  by  the Underwriter, except  with  the  permission  of  the  Fund  or  the  Underwriter  or  the  designee  of  either.

4.3.        The Fund  and  the  Underwriter,  or  their  designee,  shall  furnish,  or  shall  cause  to be, furnished,  to  the  Company,  each  piece  of  sales  literature  or  other  promotional  material  that  it develops or  uses  and  in  which  the  Company,  and/or  its  Account,  is  named.   No  such  material shall be  used  until  approved  by  the  Company,  and  the  Company  will  use  its  best  efforts  to  review such sales  literature  or  promotional  material  within  ten  Business  Days  after  receipt  of  such material.  The  Company  reserves  the  right  to  reasonably  object  to  the  continued  use  of  any  such sales literature  or  other  promotional   material  in  which  the  Company  and/or  its  Account  is  named, and no  such  material  shall  be  used  if  the  Company  so  objects.

4.4.        The Fund  and  the  Underwriter  shall  not  give  any  information  or  make  any representations on  behalf  of  the  Company  or  concerning  the  Company,  the  Account,  or  the Contracts other  than  the  information  or  representations  contained  in  a  registration  statement, prospectus (which  shall  include  an  offering  memorandum,  if  any,  if  the  Contracts  issued  by  the Company or  interests  therein  are  not  registered  under  the  1933  Act),  or  SAl  for  the  Contracts,  as such registration  statement,  prospectus,  or  SAl  may  be  amended  or  supplemented   from  time  to time, or  in  published  reports  for  the  Account  which  are  in  the  public  domain  or  approved  by  the Company for  distribution  to  Contract  owners,  or  in  sales  literature  or  other  promotional  material approved by  the  Company  or  its  designee,  except  with  the  permission  of  the  Company.

4.5.        The Fund  will  provide  to  the  Company  at  least  one  complete  copy  of  any prospectuses and  SAis,  and  all  amendments  to  any  of  the  above,  that  relate  to  the  Designated Portfolio(s) reasonably  promptly  after  the  filing  of  such  document(s)  with  the  SEC  or  NASD  or other regulatory  authorities.    Upon  request,  the  Fund  will  provide  to  the  Company  copies  of  SEC exemptive orders   and   no-action  letters  and  sales  literature  and  other  promotional   material  that relate to  the  Designated  Portfolios  and  to  the  performance  of  this  Agreement  by  the  parties.

4.6.        The Company  will  provide  to  the  Fund  at  least  one  complete  copy  of  any prospectuses (which  shall  include  an  offering  memorandum,  if  any,  ifthe  Contracts  issued  by  the Company or  interests  therein  are  not  registered  under  the  1933  Act)  and   SAis,   and  all amendments to  any  of  the  above,  that  relate  to  the  Contracts  or  the  Account  reasonably  promptly after the  filing  of  such  document(s)   with  the  SEC  or   NASD  or  other  regulatory  authorities.

Upon request,  the  Company  will  provide  to  the  Fund  copies  of  SEC  exemptive  orders   and   no action letters,  solicitations  of  voting  instructions  and  sales  literature  and  other  promotional material that  relate  to  the  Contracts  or  the  Account  and  the  performance  of  this  Agreement  by  the parties. The  Company  shall  provide  to  the  Fund  and  the  Underwriter  any  complaints  received from the  Contract  owners  pertaining  to  the  Fund  or  the  Designated  Portfolios.

4.7.        The Fund  will  provide  the  Company  with  as  much  notice  as  is  reasonably practicable of  any  proxy  solicitation  for  any  Designated  Portfolio,  and  of  any  material  change  in the Fund's  registration  statement,  particularly  any  change  resulting  in  a  change  to  the  registration statement or  prospectus  for  any  Account.   The  Fund  will  work  with  the  Company  so  as  to  enable the Company  to  solicit  proxies  from  Contract  owners,  or  to  make  changes  to  its  prospectus  or registration statement,  in  an  orderly  manner.   The  Fund  will  make  reasonable  efforts  to  attempt to have  changes  affecting  Contract  prospectuses  become  effective  simultaneously with the annual updates  for  such  prospectuses.

4.8.        For purposes  of  this  Article  IV,  the  phrase  "sales  literature  and  other  promotional materials" includes,  but  is  not  limited  to,  any  of  the  following  that  refer  to  the  Fund  or  any affiliate of  the  Fund:   advertisements  (such  as  material  published,  or  designed  for  use  in,  a newspaper, magazine,  or  other  periodical,  radio,  television,  internet  website  (or  other  electronic media), telephone  or  tape  recording,  videotape  display,  signs  or  billboards,  motion  pictures,  or other public  media),  sales  literature  (i.e.,  any  written  communication   distributed  or  made generally available  to  customers  or  the  public,  including  brochures,  circulars,  reports,  market letters, form  letters,  seminar  texts,  reprints  or  excerpts  of  any  other  advertisement,   sales literature, or  published  article),  educational  or  training  materials  or  other  communications distributed or  made  generally  available  to  some  or  all  agents  or  employees,  and  registration statements, prospectuses,   SAIs,  shareholder  reports,  proxy  materials,  and  any  other communications distributed   or  made  generally  available  with  regard  to  the  Fund.

ARTICLE V.   Fees  and  Expenses

5.1.        The Fund,  the  Adviser  and  the  Underwriter  shall  pay  no  fee  or  other compensation to  the  Company  under  this  Agreement,  although  the  parties  hereto  will  bear  certain expenses in  accordance  with Schedule  C  and  other  provisions  of  this  Agreement  and  the  parties and/or their  affiliates  may  enter  into  separate  agreements  with  respect  to  Class  B  or  Class  B2 shares.

5.2.        All expenses  incident  to  performance  by  the  Fund  under  this  Agreement  shall  be paid by  the  Fund,  except  and  as  further  provided  in  Schedule  C.   The  cost  of  setting  the  Fund's prospectus in  type,  setting  in  type  and  printing  the  Fund's  proxy  materials  and  reports  to shareholders (including  the  costs  of  printing  a  prospectus  that  constitutes  an  annual  report),  the preparation of  all  statements and notices  relating  to  the  Fund  required  by  any  federal  or  state  law, and all  taxes  on  the  issuance  or  transfer  of  the  Fund's  Shares  shall  be  borne  by  the  parties  hereto as set  forth  in  Schedule  C.

5.3.        The expenses  of  distributing  the  Fund's  prospectus  to  new  and  existing  owners  of Contracts issued  by  the  Company  and  of  distributing  the  Fund's   proxy  materials  and  reports  to Contract owners  shall  be  borne  by  the  parties  hereto  as  set  forth  in  Schedule  C.

ARTICLE VI.   Diversification  and  Qualification

6.1.        The Fund  represents  and  warrants  that  it  will  invest  the  assets  of  each  Designated Portfolio in  such  a  manner  as  to  ensure  that  the  Contracts  will  be  treated  as  annuity  or  life insurance contracts,  whichever  is  appropriate,  under  the  Code  and  the  regulations  issued thereunder (or  any  successor  provisions).   Without  limiting  the  scope  of  the  foregoing,  the  Fund represents and  warrants  that  each  Designated  Portfolio  has  complied  and  will  continue  to comply with Section  817(h)  ofthe  Code  and  Treasury  Regulation  §1.817-5,  and  any  Treasury interpretations thereof,  relating  to  the  diversification  requirements  for  variable  annuity, endowment, or  life  insurance  contracts,  and  any  amendments  or  other  modifications  or  successor provisions to  such  Section  or  Regulations.   In  the  event  of  a  breach  ofthis  Article  VI  by  the Fund, it  will  take  all  reasonable  steps  (a)  to  notify  the  Company  of  such  breach  and  (b)  to adequately diversify  the  affected  Designated  Portfolio  so  as  to  achieve  compliance  within  the grace period  afforded  by  Treasury  Regulation  §1.817-5.

6.2.        The Fund  represents  that  each  Designated  Portfolio  is  or  will  be  qualified  as  a Regulated Investment  Company  under  Subchapter  M  of  the  Code,  and  that  it  will  make  every effort to  maintain  such  qualification  (under  Subchapter  M  or  any  successor  or  similar  provisions) and that  it  will  notify  the  Company  immediately  upon  having  a  reasonable  basis  for  believing that a  Designated  Portfolio  has  ceased  to  so  qualify  or  that  it  might  not  so  qualify  in  the  future.

6.3.        The Company  represents  that  the  Contracts  are  currently,  and  at  the  time  of issuance shall  be,  treated  as  life  insurance  or  annuity  insurance  contracts,  under  applicable provisions of  the  Code,  and  that  it  will  make  every  effort  to  maintain  such  treatment,  and  that  it will notify  the  Fund  and  the  Underwriter  immediately  upon  having  a  reasonable  basis  for believing the  Contracts  have  ceased  to  be  so  treated  or  that  they  might  not  be  so  treated  in  the future.  The  Company  agrees  that  any  prospectus  offering  a  contract  that  is  a  "modified endowment contract"  as  that  term  is  defined  in  Section  7702A  of  the  Code  (or  any  successor  or similar provision),  shall  identify  such  contract  as  a  modified  endowment  contract.

ARTICLE VII.   Potential  Conflicts

7.1.         The Board  will  monitor  the  Fund  for  the  existence  of  any  material  irreconcilable conflict among  the  interests  of  the  Contract  owners  of  all  separate  accounts  investing  in  the Fund.  An  irreconcilable   material  conflict  may  arise  for  a  variety  of  reasons,  including:    (a)  an action by  any  state  insurance  regulatory  authority;  (b)  a  change  in  applicable  federal  or  state insurance, tax,  or  securities  laws  or  regulations;  (c)  a  tax  ruling  or  provision  of  the  Internal Revenue Code  or  the  regulations  thereunder;  (d)  any  other  development   relating  to  the  tax treatment of  insurers,  Contract  or  policy  owners  or  beneficiaries  of  variable  annuity  contracts  or variable life  insurance  policies;  (e)  the  manner  in  which  the  investments  of  any  Designated Portfolio are  being  managed;  (f)  a  difference  in  voting  instructions  given  by  variable  annuity contract holders,  on  the  one  hand,  and  variable  life  insurance  policy  owners,  on  the  other  hand, or by  the  contract  holders  or  policy  owners  of  different  Participating  Insurance Companies;  or  (g) a decision  by  a  Participating  Insurance  Company  to  disregard  the  voting  instructions  of  its Contract owners.   The  Board  shall  promptly  inform  the  Company  by  written  notice  if  it determines that  an  irreconcilable material conflict  exists  and  the  implications thereof.

which it  is  aware  to  the  Board.   The  Company  will  assist  the  Board  in  carrying  out  its responsibilities under  the  Mixed  and  Shared  Funding  Exemptive  Order,  by  providing  the  Board with all  information  reasonably  necessary  for  the  Board  to  consider  any  issues  raised.   This includes, but  is  not  limited  to,  an  obligation  by  the  Company  to  inform  the  Board  whenever Contract owner  voting  instructions  are  disregarded.   At  least  annually,  and  more  frequently  if deemed appropriate  by  the  Board,  the  Company  shall  submit  to  the  Adviser,  and  the  Adviser shall at  least  annually  submit  to  the  Board,  such  reports,  materials  and  data  as  the  Board  may reasonably request  so  that  the  Board  may  fully  carry  out  the  obligations  imposed  upon  it  by  the conditions contained  in  the  Mixed  and  Shared  Funding  Exemptive  Order;  and  said  reports, materials and  data  shall  be  submitted  more  frequently  if  deemed  appropriate  by  the  Board.   The responsibility to  report  such  information  and  conflicts  to  the  Board  will  be  carried  out  with  a view only  to  the  interests  of  the  Contract  owners.

7.3.        If it  is  determined  by  a  majority  of  the  Board,  or  a  majority  of  its  disinterested members, that  a  material  irreconcilable   conflict  exists,  the  Company  and  other  Participating Insurance Companies  shall,  at  their  expense  and  to  the  extent  reasonably  practicable  (as determined by  a  majority  of  the  disinterested  Board  members),  take  whatever  steps  are  necessary to remedy  or  eliminate  the  irreconcilable  material  conflict,  up  to  and  including:   (1)  withdrawing the assets  allocable  to  some  or  all  of  the  separate  accounts  from  the  Fund  or  any  Designated Portfolio and  reinvesting  such  assets  in  a  different  investment  medium,  including  (but  not  limited to) another  Designated  Portfolio  of  the  Fund,  or  submitting  the  question  whether  such segregation should  be  implemented   to  a  vote  of  all  affected  contract  owners  and,  as  appropriate, segregating the  assets  of  any  appropriate  group  (i.e.,  annuity  contract  owners,  life  insurance contract owners,  or  variable  contract  owners  of  one  or  more  Participating   Insurance  Companies) that votes  in  favor  of  such  segregation,  or  offering  to  the  affected  contract  owners  the  option  of making such  a  change;  and  (2)  establishing  a  new  registered  management  investment  company or managed  separate  account.

7.4.        If a  material  irreconcilable  conflict  arises  because  of  a  decision  by  the  Company to disregard  Contract  owner  voting  instructions  and  that  decision  represents  a  minority  position or would  preclude  a  majority  vote,  the  Company  may  be  required,  at  the  Fund's  election,  to withdraw the  affected  Account's  investment  in  any  Designated  Portfolio  and  terminate  this Agreement with  respect  to  such  Account;  provided,  however,  that  such  withdrawal  and termination shall  be  limited  to  the  extent  required  by  the  foregoing  material  irreconcilable conflict as  determined  by  a  majority  of  the  disinterested  members  of  the  Board.   The  Company will bear  the  cost  of  any  remedial  action,  including  such  withdrawal  and  termination.   Any  such withdrawal and  termination  must  take  place  within  six  (6)  months  after  the  Fund  gives  written notice that  this  provision  is  being  implemented,  and  until  the  end  of  that  six  month  period  the Fund shall  continue  to  accept  and  implement  orders  by  the  Company  for  the  purchase  (and redemption) of  shares  of  such  Designated  Portfolio.

7.5.        If a  material  irreconcilable  conflict  arises  because  a  particular  state  insurance regulator's decision applicable  to  the  Company  conflicts  with  the  majority  of  other  state regulators, then  the  Company  will  withdraw  the  affected  Account's  investment  in  the  Fund  and terminate this  Agreement  with  respect  to  such  Account  within  six  months  after  the  Board informs the  Company  in  writing  that  it  has  determined  that  such  decision  has  created  an be limited  to  the  extent  required  by  the  foregoing  material  irreconcilable  conflict  as  determined by a  majority  of  the  disinterested   members  of  the  Board.   Until  the  end  of  the  foregoing  six month period,  the  Fund  shall  continue  to  accept  and  implement  orders  by  the  Company  for  the purchase (and  redemption)  of  shares  of  such  Designated  Portfolios.

7.6.        For purposes  of  Sections  7.3  through  7.6  of  this  Agreement,  a  majority  of  the disinterested members  of  the  Board  shall  determine  whether  any  proposed  action  adequately remedies any  irreconcilable  material  conflict,  but  in  no  event  will  the  Fund  be  required  to establish a  new  funding  medium  for  the  Contracts.   The  Company  shall  not  be  required  by Section 7.3  to  establish  a  new  funding  medium  for  the  Contract  if  an  offer  to  do  so  has  been declined by  vote  of  a  majority  of  Contract  owners  materially  adversely  affected  by  the irreconcilable material  conflict.   In  the  event  that  the  Board  determines  that  any  proposed  action does not  adequately  remedy  any  irreconcilable  material  conflict,  then  the  Company  will withdraw an  Account's  investment  in  any  Designated  Portfolio  and  terminate  this  Agreement within six  (6)  months  after  the  Board  informs  the  Company  in  writing  of  the  foregoing determination; provided,  however,  that  such  withdrawal  and  termination  shall  be  limited  to  the extent required  by  any  such  material  irreconcilable  conflict  as  determined  by  a  majority  of  the disinterested members  of  the  Board.

7.7.         If and  to  the  extent  the  Mixed  and  Shared  Funding  Exemption  Order  or  any amendment thereto  contains  terms  and  conditions  different  from  Sections  3.4,  3.6,  7.1,  7.2,  7.3, 7.4, and  7.5  of  this  Agreement,  then  the  Fund  and/or  the  Participating  Insurance  Companies,  as appropriate, shall  take  such  steps  as  may  be  necessary  to  comply  with  the  Mixed  and  Shared Funding Exemptive  Order,  and  Sections  3.4,  3.6,  7.1,  7.2,  7.3,  7.4  and  7.5  of  this  Agreement shall continue  in  effect  only  to  the  extent  that  terms  and  conditions  substantially   identical  to  such Sections are  contained  in  the  Mixed  and  Shared  Funding  Exemptive  Order  or  any  amendment thereto.  If  and  to  the  extent  that  Rule  6e-2  and  Rule  6e-3(T)  are  amended,  or  Rule  6e-3  or  any similar rule  is  adopted,  to  provide  exemptive  relief  from  any  provision  of  the  1940  Act  or  the rules promulgated  thereunder   with  respect  to  mixed  or  shared  funding  (as  defined  in  the  Mixed and Shared  Funding  Exemptive  Order) on  terms  and  conditions  materially  different  from  those contained in  the  Mixed  and  Shared  Funding  Exemptive  Order,  then  (a)  the  Fund  and/or  the Participating Insurance  Companies,  as  appropriate,  shall  take  such  steps  as  may  be  necessary  to comply with  Rules  6e-2  and  6e-3(T),  as  amended,  and  Rule  6e-3  or  any  similar  rule,  as  adopted, to the  extent  such  rules  are  applicable;  and  (b)  Sections  3.4,  3.6,  7.1.,  7.2,  7.3,  7.4,  and  7.5  of  this Agreement shall  continue  in  effect  only  to  the  extent  that  terms  and  conditions  substantially identical to  such  Sections  are  contained  in  such  Rule(s)  as  so  amended  or  adopted.

ARTICLE VIII.   Indemnification

8.1.        Indemnification  By  the  Company

(a)         The Company  agrees  to  indemnify  and  hold  harmless  the  Fund,  the Adviser and  the  Underwriter  and  each  of  its  trustees,  directors  and  officers,  and  each  person,  if any, who  controls  the  Fund,  the  Adviser  or  Underwriter  within  the  meaning  of  Section  15  of  the 1933 Act  or  who  is  under  common  control  with  the  Underwriter  (collectively,  the  "Indemnified Parties" for  purposes  of  this  Section  8.1)  against  any  and  all  losses,  claims,  damages,  liabilities (including amounts  paid  in  settlement  with  the  written  consent  of  the  Company)  or  litigation

(including legal  and  other  expenses),  to  which  the  Indemnified  Parties  may  become  subject  under any statute  or  regulation,  at  common  law  or  otherwise,  insofar  as  such  losses,  claims,  damages, liabilities or  expenses  (or  actions  in  respect  thereof)  or  settlements:

(i)           arise out  of  or  are  based  upon  any untrue statement  or  alleged  untrue  statements  of  any  material  fact  contained  in  the  registration statement, prospectus  (which  shall  include  an  offering  memorandum,  if  any),  or  SAl  for  the Contracts or  any  insurance  products  sold  by  the  Company  or  any  insurance  company  which  is  an affiliate thereof,  or  contained  in  the  Contracts  or  such  insurance  products  or  sales  literature  for the same  (or  any  amendment  or  supplement  to  any  of  the  foregoing),  or  arise  out  of  or  are  based upon the  omission  or  the  alleged  omission  to  state  therein  a  material  fact  required  to  be  stated therein or  necessary  to  make  the  statements  therein  not  misleading,  provided  that  this  agreement to indemnify  shall  not  apply  as  to  any  Indemnified  Party  if  such  statement  or  omission  or  such alleged statement  or  omission  was  made  in  reliance  upon  and  in  conformity  with  information furnished in  writing  to  the  Company  by  or  on  behalf-of  the  Fund  for  use  in  the  registration statement, prospectus  or  SAl  for  the  Contracts  or  any  such  insurance  products  as  described  above or in  the  Contracts  or  such  insurance  products  or  sales  literature  (or  any  amendment  or supplement) or  otherwise  for  use  in  connection  with  the  sale  of  the  Contracts,  such  insurance products or  Fund  Shares;  or

(ii)          arise  out  of  or  as  a  result  of statements or  representations  (other  than  statements  or  representations  contained  in  the registration statement,  prospectus,  SAl,  or  sales  literature  of  the  Fund  not  supplied  by  the Company or  persons  under  its  control)  or  wrongful  conduct  of  the  Company  or  its  affiliates, agents or  persons  under  the  Company's  authorization  or  control,  with  respect  to  the  sale  or distribution of  the  Contracts  or  Fund  Shares;  or

(iii)         arise  out  of  any  untrue  statement  or alleged untrue  statement  of  a  material  fact  contained  in  a  registration  statement,  prospectus,  SAl, or sales  literature  of  the  Fund  or  any  amendment  thereof  or  supplement  thereto  or  the  omission  or alleged omission  to  state  therein  a  material  fact  required  to  be  stated  therein  or  necessary  to  make the statements  therein  not  misleading  if  such  a  statement  or  omission  was  made  in  reliance  upon information furnished  to  the  Fund  by  or  on  behalf  of  the  Company;  or

(iv)      arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged  untrue  statements  of  any  material  fact  contained  in  any  registration statement, prospectus,  statement  of  additional  information  or  sales  literature  for  any  fund  made available by  the  Company  in  the  Accounts  that  is  not  affiliated  with  the  Fund  ("Unaffiliated Fund"), or  arise  out  of  or  are  based  upon  the  omission  or  alleged  omission  to  state  therein  a material fact  required  to  be  stated  therein  or  necessary  to  make  the  statements  therein  not misleading, or  otherwise  pertain  to  or  arise  in  connection  with  the  availability  of  any  Unaffiliated Fund as  an  underlying  funding  vehicle  in  respect  of  the  Contracts,  or  arise  out  of  or  are  based upon any  act  or  omission  on  the  part  of  the  investment  adviser  or  underwriter  of  an  Unaffiliated Fund; or

(v)      arise  out  of  or  result  from  any  material breach of  any  representation,  warranty  or  agreement  made  by  the  Company  in  this  Agreement

(including a  failure,  whether  unintentional  or  in  good  faith  or  otherwise,  to  comply  with  the qualification requirements  specified  in  Article  VI  of  this  Agreement);

as limited  by  and  in  accordance  with  the  provisions  of  Sections  8.1(b),  8.1(c)  and  8.1(d)  hereof.

(b)         The  Company  shall  not  be  liable  under  this  indemnification  provision  with respect to  any  losses,  claims,  damages,  liabilities  or  litigation  to  which  an  Indemnified  Party would otherwise  be  subject  by  reason  of  such  Indemnified  Party's   willful  misfeasance,  bad  faith, or gross  negligence  in  the  performance  of  such  Indemnified  Party's   duties,  or  by  reason  of  such Indemnified Party's  reckless  disregard  of  its  obligations  or  duties  under  this  Agreement.

(c)         The Company  shall  not  be  liable  under  this  indemnification  provision  with respect to  any  claim  made  against  an  Indemnified  Party  unless  such  Indemnified  Party  shall  have notified the  Company  in  writing  within  a  reasonable  time  after  the  summons  or  other  first  legal process giving  information  of  the  nature  of  the  claim  shall  have  been  served  upon  such Indemnified Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of  such  service  on any designated  agent),  but  failure  to  notify  the  Company  of  any  such  claim  shall  not  relieve  the Company from  any  liability  that  it  may  have  to  the  Indemnified  Party  against  whom  such  action is brought otherwise  than  on  account  of  this  indemnification   provision,  except  to  the  extent  that the Company  has  been  materially  prejudiced  by  such  failure  to  give  notice.   In  case  any  such action is  brought  against  an  Indemnified  Party,  the  Company  shall  be  entitled  to  participate,  at  its own expense,  in  the  defense  of  such  action.   The  Company  also  shall  be  entitled  to  assume  the defense thereof,  with  counsel  satisfactory  to  the  party  named  in  the  action  and  to  settle  the  claim at its  own  expense;  provided,  however,  that  no  such  settlement  shall,  without  the  Indemnified Parties' written  consent,  include  any  factual  stipulation  referring  to  the  Indemnified  Parties  or their conduct.   After  notice  from  the  Company  to  such  party  of  the  Company's  election  to assume the  defense  thereof,  the  Indemnified  Party  shall  bear  the  fees  and  expenses  of  any additional counsel  retained  by  it, and the  Company  will  not  be  liable  to  such  party  under  this Agreement for  any  legal  or  other  expenses  subsequently  incurred  by  such  party  independently  in connection with  the  defense  thereof  other  than  reasonable  costs  of  investigation,   but,  in  case  the Company does  not  elect  to  assume  the  defense  of  any  such  suit,  the  Company  will  reimburse  the Indemnified Parties  in  such  suit,  for  the  reasonable  fees  and  expenses  of  any  counsel  retained  by them.

(d)         The Indemnified  Parties  will  promptly  notify  the  Company  of  the commencement of  any  litigation  or  proceedings  against  them  in  connection   with  the  issuance  or sale of  the  Fund  Shares  or  the  Contracts  or  the  operation  of  the  Fund.

8.2.        Indemnification  by  the  Underwriter

(a)         The Underwriter   agrees  to  indemnify  and  hold  harmless  the  Company  and each of  its  directors  and  officers  and  each  person,  if  any,  who  controls  the  Company  within  the meaning of  Section  15  of  the  1933  Act  (collectively,  the  "Indemnified  Parties"  for  purposes  of this Section  8.2)  against  any  and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid in settlement  with  the  written  consent  of  the  Underwriter)  or  litigation  (including  legal  and  other expenses) to  which  the  Indemnified   Parties  may  become  subject  under  any  statute  or  regulation, at common  law  or  otherwise,  insofar  as  such  losses,  claims,  damages,  liabilities  or  expenses  (or actions in  respect  thereof)  or  settlements:

(i) arise  out  of  or  are  based  upon  any untrue statement  or  alleged  untrue  statement  of  any  material  fact  contained  in  the  registration statement or  prospectus  or  SAl  or  sales  literature  of  the  Fund  (or  any  amendment  or  supplement to any  of  the  foregoing),  or  arise  out  of  or  are  based  upon  the  omission  or  the  alleged  omission  to state therein  a  material  fact  required  to  be  stated  therein  or  necessary  to  make  the  statements therein not  misleading,  provided  that  this  agreement  to  indemnify  shall  not  apply  as  to  any Indemnified Party  if  such  statement  or  omission  or  such  alleged  statement  or  omission  was  made in reliance  upon  and  in  conformity  with  information  furnished  to  the  Underwriter  or  Fund  by  or on behalf  of  the  Company  for  use  in  the  registration  statement,  prospectus  or  SAl  for  the  Fund  or in sales  literature  (or  any  amendment  or  supplement)  or  otherwise  for  use  in  connection  with  the sale of  the  Contracts  or  Fund  Shares;  or

(ii) arise  out  of  or  as  a  result  of statements or  representations  (other  than  statements  or  representations  contained  in  the registration statement,  prospectus,  SAl  or  sales  literature  for  the  Contracts  not  supplied  by  the Underwriter or  persons  under  its  control)  or  wrongful  conduct  of  the  Fund  or  Underwriter  or their affiliates,  agents  or  persons  under  their  authorization  or  control,  with  respect  to  the  sale  or distribution of  the  Contracts  or  Fund  Shares;  or

(iii) arise  out  of  any  untrue  statement  or alleged untrue  statement  of  a  material  fact  contained  in  a  registration  statement,  prospectus,  SAl or sales  literature  covering  the  Contracts,  or  any  amendment  thereof  or  supplement  thereto,  or  the omission or  alleged  omission  to  state  therein  a  material  fact  required  to  be  stated  therein  or necessary to  make  the  statement  or  statements  therein  not  misleading,  if  such  statement  or omission was  made  in  reliance  upon  information  furnished  to  the  Company  by  or  on  behalf  of the Fund  or  the  Underwriter;  or

(iv) arise  out  of  or  result  from  any material breach  of  any  representation,   warranty  or  agreement  made  by  the  Underwriter,  the Adviser or  the  Fund  in  this  Agreement  (including  a  failure  of  the  Fund,  whether  unintentional  or in good  faith  or  otherwise,  to  comply  with  the  diversification   and  other  qualification requirements specified  in  Article  VI  of  this  Agreement);  or

as limited  by  and  in  accordance   with  the  provisions  of  Sections  8.2(b),  8.2(c)  and  8.2(d)  hereof.

(b)         The  Underwriter  shall  not  be  liable  under  this  indemnification  provision with respect  to  any  losses,  claims,  damages,  liabilities  or  litigation  to  which  an  Indemnified  Party would otherwise  be  subject  by  reason  of  such  Indemnified  Party's willful misfeasance,  bad  faith, or gross  negligence  in  the  performance  of  such  Indemnified  Party's duties, or  by  reason  of  such Indemnified Party's reckless disregard  of  obligations  and  duties  under  this  Agreement.

(c)          The Underwriter  shall  not  be  liable  under  this  indemnification  provision with respect  to  any  claim  made  against  an  Indemnified  Party  unless  such  Indemnified   Party  shall have notified  the  Underwriter  in  writing  within  a  reasonable  time  after  the  summons  or  other  first legal process  giving  information   of  the  nature  of  the  claim  shall  have  been  served  upon  such Indemnified Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of  such  service  on any designated  agent),  but  failure  to  notify  the  Underwriter  of  any  such  claim  shall  not  relieve the Underwriter  from  any  liability  which  it  may  have  to  the  Indemnified  Party  agrunst  whom such action  is  brought  otherwise  than  on  account  of  this  indemnification  provision,  except  to  the extent that  the  Underwriter  has  been  prejudiced  by  such  failure  to  give  notice.   In  case  any  such action is  brought  against  the  Indemnified  Party,  the  Underwriter  will  be  entitled  to  participate,  at its own  expense,  in  the  defense  thereof.   The  Underwriter  also  shall  be  entitled  to  assume  the defense thereof,  with  counsel  satisfactory  to  the  party  named  in  the  action  and  to  settle  the  claim at its  own  expense;  provided,  however,  that  no  such  settlement  shall,  without  the  Indemnified Parties' written  consent,  include  any  factual  stipulation  to  the  Indemnified  Parties  or  their conduct.  After  notice  from  the  Underwriter  to  such  party  of  the  Underwriter's  election  to  assume the defense  thereof,  the  Indemnified  Party  shall  bear  the  fees  and  expenses  of  any  additional counsel retained  by  it,  and  the  Underwriter  will  not  be  liable  to  such  party  under  this  Agreement for any  legal  or  other  expenses  subsequently  incurred  by  such  party  independently   in  connection with the  defense  thereof  other  than  reasonable  costs  of  investigation,  but,  in  case  the  Underwriter does not  elect  to  assume  the  defense  of  any  such  suit,  the  Underwriter  will  reimburse  the Indemnified Parties  in  such  suit,  for  the  reasonable  fees  and  expenses  of  any  counsel  retained  by them.

(d)         The Indemnified  Parties  agree  promptly  to  notify  the  Underwriter  ofthe commencement of  any  litigation  or  proceedings  against  them  in  connection  with  the  issuance  or sale of  the  Contracts  or  the  operation  of  the  Account.

8.3.        Indemnification  By  the  Fund

(a)         The Fund  agrees  to  indemnify  and  hold  harmless  the  Company  and  each of its  directors  and  officers  and  each  person,  if  any,  who  controls  the  Company  within  the meaning of  Section  15  of  the  1933  Act  (collectively,  the  "Indemnified   Parties"  for  purposes  of this Section  8.3)  against  any  and  all  losses,  claims,  expenses,  damages,  liabilities  (including amounts paid  in  settlement  with  the  written  consent  of  the  Fund)  or  litigation  (including  legal and other  expenses)  to  which  the  Indemnified  Parties  may  be  required  to  pay  or  may  become subject under  any  statute  or  regulation,  at  common  law  or  otherwise,  insofar  as  such  losses, claims, expenses,  damages,  liabilities  or  expenses  (or  actions  in  respect  thereof)  or  settlements arise out  of  or  result  from  any  material  breach  of  any  representation,  warranty or  agreement made by  the  Fund  in  this  Agreement  (including  a  failure,  whether  unintentional  or  in  good  faith or otherwise,  to  comply  with  the  diversification  and  other  qualification  requirements  specified  in Article VI  of  this  Agreement);

as limited  by  and  in  accordance   with  the  provisions  of  Sections  8.3(b),  8.3(c)  and  8.3(d)  hereof. (b)     The Fund  shall  not  be  liable  under  this  indemnification  provision  with

respect to  any  losses,  claims,  damages,  liabilities  or  litigation  to  which  an  Indemnified   Party would otherwise  be  subject  by  reason  of  such  Indemnified   Party's   willful  misfeasance,  bad  faith, or gross  negligence  in  the  performance  of  such  Indemnified  Party's   duties,  or  by  reason  of  such Indemnified Party's   reckless  disregard  of  obligations  and  duties  either  under  this  Agreement  or to the  Company,  the  Fund,  the  Adviser,  the  Underwriter  or  the  Account,  whichever  is  applicable.

(c)          The Fund  shall  not  be  liable  under  this  indemnification  provision  with respect to  any  claim  made  against  an  Indemnified  Party  unless  such  Indemnified   Party  shall  have notified the  Fund  in  writing  within  a  reasonable  time  after  the  summons  or  other  first  legal

process giving  information   of  the  nature  of  the  claim  shall  have  been  served  upon  such Indemnified Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of  such  service  on any designated  agent),  but  failure  to  notify  the  Fund  of  any  such  claim  shall  not  relieve  the  Fund from any  liability  which  it  may  have  to  the  Indemnified  Party  against  whom  such  action  is brought otherwise  than  on  account  of  this  indemnification   provision,  except  to  the  extent  the Fund has  been  prejudiced   by  such  failure  to  give  notice.   In  case  any  such  action  is  brought against the  Indemnified   Parties,  the  Fund  will  be  entitled  to  participate,  at  its  own  expense,  in  the defense thereof.   The  Fund  also  shall  be  entitled  to  assume  the  defense  thereof,  with  counsel satisfactory to  the  party  named  in  the  action  and  to  settle  the  claim  at  its  own  expense;  provided, however, that  no  such  settlement  shall,  without  the  Indemnified  Parties'  written  consent  include any factual  stipulation  referring  to  the  Indemnified  Parties  or  their  conduct.   After  notice  from the Fund  to  such  party  of  the  Fund's  election  to  assume  the  defense  thereof,  the  Indemnified Party shall  bear  the  fees  and  expenses  of  any  additional  counsel  retained  by  it, and the  Fund  will not be  liable  to  such  party  under  this  Agreement  for  any  legal  or  other  expenses  subsequently incurred by  such  party  independently   in  connection  with  the  defense  thereof  other  than reasonable costs  of  investigation,  but,  in  case  the  Fund  does  not  elect  to  assume  the  defense  of any such  suit,  the  Fund  will  reimburse  the  Indemnified  Parties  in  such  suit,  for  the  reasonable fees and  expenses  of  any  counsel  retained  by  them.

(d)         The Indemnified  Parties  agree  promptly  to  notify  the  Fund  of  the commencement of  any  litigation  or  proceeding  against  it  or  any  of  its  respective  officers  or trustees in  connection  with  the  Agreement,  the  issuance  or  sale  of  the  Contracts,  the  operation  of any Account,  or  the  sale  or  acquisition  of  Shares  of  the  Fund.

ARTICLE IX.   Applicable  Law

9.1.         This Agreement  shall  be  construed  and  the  provisions  hereof  interpreted  under and in  accordance  with  the  laws  of  the  Commonwealth of Massachusetts.

9.2.        This Agreement  shall  be  subject  to  the  applicable  provisions  of the 1933,  1934 and 1940  Acts,  and  the  rules  and  regulations  and  rulings  thereunder,  including  such  exemptions from those  statutes,  rules  and  regulations  as  the  SEC  may  grant  (including,   but  not  limited  to, any Mixed  and  Shared  Funding  Exemptive  Order)  and  the  terms  hereof  shall  be  interpreted  and construed in  accordance  therewith.   If,  in  the  future,  the  Mixed  and  Shared  Funding  Exemptive Order should  no  longer  be  necessary  under  applicable  law,  then  Article  VII  shall  no  longer apply.

ARTICLE X.  Termination

10.1.       This Agreement  shall  continue  in  full  force  and  effect  until  the  first  to  occur  of: (a)       termination by  any  party,  for  any  reason  with  respect  to  some  or  all Designated Portfolios,  by  three  (3)  months  advance  written  notice  delivered  to  the  other  parties;

or

(b)         termination  by  the  Company  by  written  notice  to  the  Fund,  the  Adviser and the  Underwriter  based  upon  the  Company's  reasonable  and  good  faith  determination  that

Shares of  any  Designated  Portfolio  are  not  reasonably  available  to  meet  the  requirements  of  the

Contracts; or

(c)          termination by  the  Company  by  written  notice  to  the  Fund,  the  Adviser  and  the  Underwriter  in  the  event  any  of  the  Designated  Portfolio's  Shares  are  not  registered,  issued  or  sold  in  accordance  with  applicable  state  and/or  federal  securities  laws  or  such  law  precludes  the  use  of  such  Shares  as  the  underlying  investment  media  of  the  Contracts  issued  or  to  be  issued  by  the  Company;  or

(d)         termination by  the  Fund,  the  Adviser  or  Underwriter  in  the  event  that formal administrative  proceedings are  instituted  against  the  Company  by  FINRA,  the  SEC,  the Insurance Commissioner   or  like  official  of  any  state  or  any  other  regulatory  body  regarding  the Company's duties  under  this  Agreement  or  related  to  the  sale  of  the  Contracts,  the  operation  of any Account,  or  the  purchase  of  the  Fund's  Shares;  provided,  however,  that  the  Fund,  the Adviser or  Underwriter  determines  in  its  sole  judgment  exercised  in  good  faith,  that  any  such administrative proceedings  will  have  a  material  adverse  effect  upon  the  ability  of  the  Company to perform  its  obligations  under  this  Agreement;  or

(e)         termination by  the  Company  in  the  event  that  formal  administrative proceedings are  instituted  against  the  Fund,  the  Adviser  or  Underwriter   by  FINRA,  the  SEC,  or any state  securities  or  insurance  department  or  any  other  regulatory  body;  provided,  however, that the  Company  determines  in  its  sole  judgment  exercised  in  good  faith,  that  any  such administrative proceedings  will  have  a  material  adverse  effect  upon  the  ability  of  the  Fund  or Underwriter to  perform  its  obligations  under  this  Agreement;  or

(f)          termination by  the  Company  by  written  notice  to  the  Fund,  the  Adviser  and  the  Underwriter  with  respect  to  any  Designated  Portfolio  in  the  event  that  such  Portfolio  ceases  to  qualify  as  a  Regulated  Investment  Company  under  Subchapter  M  or  fails  to  comply  with  the  Section  817(h)  diversification requirements specified  in  Article  VI  hereof,  or  ifthe Company reasonably  believes  that  such  Designated  Portfolio  may  fail  to  so  qualify  or  comply;  or

(g)         termination by  the  Fund,  the  Adviser  or  Underwriter   by  written  notice  to the Company  in  the  event  that  the  Contracts  fail  to  meet  the  qualifications  specified  in  Article  VI hereof; or

(h)         termination  by  any  of  the  Fund,  the  Adviser  or  the  Underwriter  by  written notice to  the  Company,  if  any  of  the  Fund,  the  Adviser  or  the  Underwriter  respectively,  shall determine, in  their  sole  judgment  exercised  in  good  faith,  that  the  Company  has  suffered  a material adverse  change  in  its  business,  operations,  financial  condition,  insurance  company rating or  prospects  since  the  date  of  this  Agreement  or  is  the  subject  of  material  adverse publicity; or

(i)          termination by  the  Company  by  written  notice  to  the  Fund,  the  Adviser and the  Underwriter,  if  the  Company  shall  determine,  in  its  sole  judgment  exercised  in  good faith, that  the  Fund,  the  Adviser  or  the  Underwriter  has  suffered  a  material  adverse  change  in  its business, operations,  financial  condition  or  prospects  since  the  date  of  this  Agreement  or  is  the subject of  material  adverse  publicity,  and  that  material  adverse  change  or  publicity  will  have  a material effect  on  the  Fund's  or  the  Underwriter's  ability  to  perform  its  obligation  under  this

Agreement; or

(j)        termination by the  Company  upon  any  substitution  of  the  Shares  of another investment  company  or  series  thereof  for  Shares  of  a  Designated  Portfolio  ofthe  Fund  in accordance with  the  terms  of  the  Contracts,  provided  that  the  Company  has  given  at  least  45  days prior written  notice  to  the  Fund  and  Underwriter  of  the  date  of  substitution;  or

(k)         termination by  any  party  in  the  event  that  the  Fund's  Board  of  Trustees determines that  a  material  irreconcilable  conflict  exists  as  provided  in  Article  VII;  or

(1)       at  the  option  of  the  Company,  as  one  party,  or  the  Fund,  the  Adviser  and the Underwriter, as  one  party,  upon  the  other  party's   material  breach  of  any  provision  of  this Agreement upon  30  days'  written  notice  and  the  opportunity  to  cure  within  such  notice  period;  or

(m)        at the  option  of  the  Fund  or  the  Adviser  in  the  event  the  Contracts  are  not treated as  life  insurance  or  annuity  contracts  under  applicable  provisions  of  the  Code.

10.2.    Notwithstanding   any  termination  of  this  Agreement,  the  Fund  and  the Underwriter shall,  at  the  option  of  the  Company,  continue,  for  a  one  year  period  from  the  date  of termination and  from  year  to  year  thereafter  if  deemed  appropriate  by  the  Fund  and  the  Adviser, to make  available  additional  Shares  of  a  Designated  Portfolio  pursuant  to  the  terms  and conditions of  this  Agreement,  for  all  Contracts  in  effect  on  the  effective  date  of  termination  of this Agreement  (hereinafter   referred  to  as  "Existing  Contracts"),  unless  the  Underwriter  requests that the  Company  seek  an  order  in  accordance  with  applicable  law  to  permit  the  substitution  of other securities  for  the  shares  of  the  Designated  Portfolios.  The  Underwriter  agrees  to  split  the cost of  seeking  such  an  order,  and  the  Company  agrees  that  it  shall  reasonably  cooperate  with  the Underwriter and  seek  such  an  order  upon  request.   Specifically,  the  owners  of  the  Existing Contracts may  be  permitted  to  reallocate  investments  in  the  Designated  Portfolios,  redeem investments in  the  Designated  Portfolios  and/or  invest  in  the  Designated  Portfolios  upon  the making of  additional  purchase  payments  under  the  Existing  Contracts  (subject  to  any  such election by the  Underwriter).   The  parties  agree  that  this  Section  10.2  shall  not  apply  to  any terminations under  Article  VII  and  the  effect  of  such  Article  VII  terminations  shall  be  governed by Article  VII  of  this  Agreement.   The parties  further  agree  that  this  Section  10.2  shall  not  apply to any  terminations  under  Section  10.1(d),(g)  or  (m)  ofthis  Agreement.

10.3.      The Company  shall  not  redeem  Fund  Shares  attributable  to  the  Contracts  (as opposed to  Fund  Shares  attributable  to  the  Company's  assets  held  in  the  Account)  except  (i)  as necessary to  implement  Contract  owner  initiated  or  approved  transactions,  (ii) as  required  by state and/or  federal  laws  or  regulations  or  judicial  or  other  legal  precedent  of  general  application (hereinafter referred  to  as  a "Legally  Required  Redemption"),   (iii)  as  permitted  by  no-action letter or  an  order  of  the  SEC  pursuant  to  Section  26(c)  of  the  1940  Act,  but  only  if  a  substitution of other  securities  for  the  Shares  ofthe  Designated  Portfolios  is  consistent  with  the  terms  of the Contracts, or  (iv)  as  permitted  under  the  terms  of  the  Contract.   Upon  request,  the  Company  will promptly furnish  to  the  Fund  and  the  Underwriter  reasonable  assurance  that  any  redemption pursuant to  clause  (ii)  above  is  a  Legally  Required  Redemption.   Furthermore,  except  in  cases where permitted  under  the  terms  of  the  Contacts,  the  Company  shall  not  prevent  Contract  owners from allocating  payments  to  a  Designated  Portfolio  that  is  otherwise  available  under  the

Contracts without  first  giving  the  Fund  or  the  Underwriter  45  days  notice  of  its  intention  to  do so.

10.4.      In the  event  oftennination  of  this  Agreement,  (i)  so  long  as  Shares  of  the  Fund  are  made  available  to  Existing  Contracts  pursuant  to  Section  10.2,  the  provisions  of  this  Agreement  shall  continue  as  to  Existing  Contracts;  and  (ii)  each  party's  obligations  under  Article  VIII  related  to  indemnification  and  under  Section  12.1  of  Article  XII  related  to  confidentiality  shall  survive  termination  regardless  of  whether  Shares  continue  to  be  offered  to  Existing  Contracts.

ARTICLE XI.   Notices

Any notice  shall  be  sufficiently  given  when  sent  by  registered  or  certified mail or  overnight  mail  through  a  nationally-recognized  delivery  service  to  the  other  party  at  the address of  such  party  set  forth  below  or  at  such  other  address  as  such  party  may  from  time  to time specify  in  writing  to  the  other  party.

If to  the  Fund:

DWS Variable  Series  I DWS Variable  Series  II

DWS Investments  VIT  Funds Two International  Place Boston, MA  02110-4103

Attn.:  Secretary

If to  the  Company:

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  100

West Des  Moines, lA  50266

Attn:  Bill  Lowe

If to Underwriter:

DWS Investments  Distributors,  Inc.

60 Wall  Street

New York, NY  10005

Attn.:  Secretary  to  the  Adviser:

Deutsche Investment  Management Americas Inc.

60 Wall  Street

New York, NY  10005

Attn.: Secretary

ARTICLE XII.   Miscellaneous

12.1.      Subject to  the  requirements  of  legal  process  and  regulatory  authority,  each  party hereto shall  treat  as  confidential  the  names  and  addresses  of  the  owners  of  the  Contracts  and  all information reasonably  identified  as  confidential  in  writing  by  any  other  party  hereto  and,  except as permitted  by  this  Agreement,  shall  not  disclose,  disseminate  or  utilize  such  names  and addresses and  other  confidential  information without  the  express  written  consent  of  the  affected party until  such  time  as  such  information  has  come  into  the  public  domain.

12.2.        The captions  in  this  Agreement  are  included  for  convenience  of  reference  only and in  no  way  define  or  delineate  any  of  the  provisions  hereof  or  otherwise  affect  their construction or  effect.

12.3.      This Agreement  may  be  executed  simultaneously in two  or  more  counterparts, each of  which  taken  together  shall  constitute  one  and  the  same  instrument.

12.4.      If any  provision  of  this  Agreement  shall  be  held  or  made  invalid  by  a  court decision, statute,  rule  or  otherwise,  the  remainder  of  the  Agreement  shall  not  be  affected  thereby.

12.5.      Each party  hereto  shall  cooperate  with  each  other  party  and  all  appropriate governmental authorities  (including  without  limitation  the  SEC,  FINRA,  and  state  insurance regulators) and  shall  permit  such  authorities  reasonable  access  to  its  books  and  records  in connection with  any  investigation  or  inquiry  relating  to  this  Agreement  or  the  transactions contemplated hereby.   Notwithstanding the generality  of  the  foregoing,  each  party  hereto  further agrees to  furnish  the  State  Insurance  Commissioner with any  information  or  reports  in connection with  services  provided  under  this  Agreement  which  such  Commissioner  may  request in order  to ascertain whether  the  variable  annuity  operations  of  the  Company  are  being conducted in  a  manner  consistent  with  the  State  variable  annuity  laws  and  regulations  and  any other applicable  law  or  regulations.

12.6.    The  rights,  remedies  and  obligations  contained  in  this  Agreement  are  .cumulative and are  in  addition  to  any  and  all  rights,  remedies,  and  obligations,  at  law  or  in  equity,  which  the parties hereto  are  entitled  to  under  state  and  federal  laws.

12.7.      This Agreement  or  any  of  the  rights  and  obligations  hereunder  may  not  be assigned by  any  party  without  the  prior  written  consent  of  all  parties  hereto.

12.8.      The Company  shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Fund  or  its designee upon  request  copies  of  the  following  reports:

(a)         the Company's  annual  statement  (prepared  under  statutory  accounting  principles) and annual  report  (prepared  under  generally  accepted  accounting  principles)  filed  with any state  or  federal  regulatory  body  or  otherwise  made  available  to  the  public,  as  soon  as practicable and  in  any  event  within  90  days  after  the  end  of  each  fiscal  year;  and

(b)          any registration  statement  (without  exhibits)  and  financial  reports  of  the  Company filed with  the  Securities  and  Exchange  Commission  or  any  state  insurance  regulatory,  as soon as  practicable  after  the  filing  thereof.

12.9.All persons  are  expressly  put  on  notice  of  the  Fund's  Agreement  and  Declaration  of Trust and  all  amendments  thereto,  all  of  which  are  on  file  with  the  Secretary  of  the Commonwealth of  Massachusetts,  and  the  limitation  of  shareholder  and  trustee  liability contained therein.   This  Agreement  has  been  executed  by  and  on  behalf  of  the  Fund  by  its representatives as  such  representatives  and  not  individually,  and  the  obligations  of  the  Fund  with respect to  a  Designated  Portfolio  hereunder  are  not  binding  upon  any  of  the  trustees,  officers  or shareholders of  the  Fund  individually,  but  are  binding  upon  only  the  assets  and  property  of  such Designated Portfolio.   All  parties  dealing  with  the  Fund  with  respect  to  a  Designated  Portfolio shall look  solely  to  the  assets  of  such  Designated  Portfolio  for  the  enforcement  of  any  claims against the  Fund  hereunder.

12.10.   The  Company  is expressly put  on  notice  that  prospectus  disclosure  regarding  the potential risks  of  mixed  and  shared  funding  may  be  appropriate.

IN WITNESS  WHEREOF,  each  of  the  parties  hereto  has  caused  this  Agreement  to  be  executed in its  name  and  on  its  behalf  by  its  duly  authorized  representative  and  its  seal  to  be  hereunder affixed hereto  as  of  the  date  first  above  written.

COMPANY:

Midland National Life Insurance Company

By: /s/ William Lowe

Title: President

FUND:

DWS Variable Series I

By:

Title:

DWS Variable Series II

By:

Title:

DWS Investments VIT Funds

By:

Title:

DWS Investment Distributors, Inc.

By:

Title:

By:

Title:

Deutsche Investment Management Americans Inc.

By:

Title:

SCHEDULE A

Name of  Separate  Account  and  Date  Established by Board  of  Directors

Midland National  Life  Insurance  Company  Separate  Account  C,  dtd  03-19-91  (SEC  File  #811-

07772)

Contracts Funded by Separate  Account

LiveWell  Variable  Annuity  (SEC  File  #333-176870)

SCHEDULES DESIGNATED PORTFOLIOS AND CLASSES  THEREOF

Designated Portfolios.   Class  A  shares  only.

A.         DWS  Variable  Series I

DWSCapital Growth VIP

DWS Global  Opportunities  VIP

DWS Growth  &  Income  VIP

DWS Health  Care  VIP

DWS International  VIP

DWS Bond  VIP

B.        DWS Variable  Series  II

DWS Blue  Chip  VIP

DWS Core  Fixed  Income  VIP

DWS Global  Thematic  VIP

DWS Government  &  Agency  Securities  VIP

DWS High  Income  VIP

DWS International  Select  Equity  VIP

DWS Large  Cap  Value  VIP

DWS Mid  Cap  Growth  VIP

DWS Money  Market  VIP

DWS Small  Cap  Growth  VIP

DWS Strategic  Income  VIP

DWS Technology  VIP

DWS Balanced  VIP

DWS Dreman  High  Return  Equity  VIP

DWS Dreman  Small  Mid  Cap  Value  VIP

C.        DWS Investments  VIT  Funds

                DWS  Equity  500  Index  VIP

                DWS VIT  Small  Cap  Index  VIP

SCHEDULE C EXPENSES

ITEM	FUNCTION	PARTY RESPONSIBLE FOR EXPENSES
FUND PROSPECTUS
Update	Typesetting	Fund
New Sales:	Printing Distribution	Company Company
Existing Owners:	Printing Distribution	Fund Fund
STATEMENTS OF ADDITIONAL INFORMATION	Same as Prospectus
PROXY MATERIALS OF THE FUND	Typesetting Printing Distribution	Fund Fund Fund
ANNUAL REPORTS AND OTHER COMMUNICATIONS WITH SHAREHOLDERS OF THE FUND
All	Typesetting	Fund
Marketing	Printing Distribution	Company Company
Existing Owners	Printing Distribution	Fund Fund
OPERATIONS OF THE FUND

All operations and related expenses, including the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, the preparation of all statements and notices required by any federal or state law and all taxes on the issuance of the Fund's shares, and all costs of management of the business affairs ofthe Fund.

Fund

1Solely as it relates to the contracts listed on Schedule A, as it is attached to the same Agreement as this Schedule C.

..

SCHEDULE D

RULE 22C-2  PROVISIONS

1.  Agreement  to  Provide  Information.  The  Company  agrees  to  provide  the  Fund  or  its designee, upon  written  request,  the  taxpayer  identification  number  ("TIN"),  the Individual/International Taxpayer Identification  Number  ("ITIN"),  or  other  government issued identifier  ("Gil")  and  the  Contract  owner  number  or  participant  account  number,  if known, of  any  or  all  Owners  underlying  an  Account  and  the  amount,  date  and  transaction type (purchase,  redemption,  transfer,  or  exchange)  of  every  purchase,  redemption, transfer, or  exchange  of  Shares  held  through  an  Account  maintained  by  the  Company during the  period  covered  by  the  request.   Unless  otherwise  specifically  requested  by the Fund, the  Company  shall  only  be  required  to  provide  information  relating  to  Owner Initiated Transfer  Purchases  or  Owner-Initiated  Transfer  Redemptions.

2. Period  Covered  by  Request.   Requests  must  set  forth  a  specific  period,  not  to  exceed 90 days  from  the  date  of  the  request,  for  which  transaction  information  is  sought.  The Fund may  request  transaction  information  older  than  90  days  from  the  date  of  the  request as it  deems  necessary  to  investigate  compliance  with  policies  established  by  the  Fund  for the purpose  of  eliminating  or  reducing  any  dilution  ofthe  value  of  the  outstanding  shares issued by  the  Fund.

3. Form  and  Timing  of  Response.

(a)  Company  agrees  to  provide,  promptly  upon  request  of  the  Fund  or  its designee, the  requested  information  specified  in  paragraph  1  above.   If requested by  the  Fund  or  its  designee,  Company  agrees  to  use  best  efforts  to determine promptly  whether  any  specific  person  about  whom  it  has  received the identification  and  transaction  information  specified  in  paragraph  1 is itself a financial  intermediary  ("indirect  intermediary")  and,  upon  further  request  of the Fund  or  its  designee,  promptly  either  (i)  provide  (or  arrange  to  have provided) the  information  set  forth  in  paragraph  1  for  those  Contract  Owners who hold  an  account  with  an  indirect  intermediary  or  (ii)  restrict  or  prohibit the indirect  intermediary  from  purchasing,  in  nominee  name  on  behalf  of  other persons, securities  issued  by  the  Fund.   Company  additionally  agrees  to inform the  Fund  whether  it  plans  to  perform  (i)  or  (ii).

(b) Responses  required  by  this  paragraph  must  be  communicated   in  writing  and  in a format  mutually  agreed  upon  by  the  parties.

(c) To  the  extent  practicable,  the  format  for  any  transaction  information  provided to the  Fund  should  be  consistent  with  the  NSCC  Standardized  Data  Reporting Format

4. Limitations  on  Use  of  Information.   The  Fund  agrees  not  to  use  the  information received pursuant  to  this  Schedule  D  for  any  purpose  other  than  as  necessary  to  comply with the  provisions  of  Rule  22c-2  or  to  fulfill  other  regulatory  or  legal  requirements subject to  the  privacy  provisions  of  Title  V  of  the  Gramm-Leach-Bliley  Act  (Public  Law 106-102)  and  comparable  state  laws.

5. Agreement  to Restrict Trading.   Company  agrees  to  execute  written  instructions  from  the  Fund  to  restrict  or  prohibit  further  purchases  or  exchanges  of  Shares  by a Contract  Owner  that  has  been  identified  by  the  Fund  as  having  engaged  in  transactions  of  the  Fund's  Shares  (directly  or  indirectly  through  the  Company's  account)  that  violate  policies  established   by  the  Fund  for  the  purpose  of  eliminating  or  reducing  any  dilution  of  the value of  the  outstanding  Shares  issued  by  the  Fund.   Unless  otherwise  directed  by  the Fund, any  such  restrictions  or  prohibitions  shall  only  apply  to  Owner-Initiated   Transfer Purchases or  Owner-Initiated   Transfer  Redemptions  that  are  effected  directly  or indirectly through  Company.   Instructions  must  be  received  by  Company  at  the   address set forth  in  this  Agreement,  or  such  other  address  that  Company  may  communicate  to Fund in  writing  from  time  to  time,  including,  if  applicable,  an  e-mail  and/or  facsimile telephone number.

6. Form  of  Instructions.  Instructions  must  include  the  TIN,  ITIN,  or  Gil  and  the specific individual  Contract  Owner  number  or  participant  account  number  associated with the  Contract  Owner,  if  known,  and  the  specific  restriction(s)  to  be  executed, including how  long  the  restriction(s)  is(are)  to  remain  in  place.   If  the  TIN,  ITIN,  Gil  or the specific  individual  Contract  owner  number  or  participant  account  number  associated with the  Contract  Owner  is  not  known,  the  instructions  must  include  an  equivalent identifying number  of  the  Contract  Owner(s)  or  account(s)  or  other  agreed  upon information to  which  the  instruction  relates.

7. Timing  of  Response.  Company  agrees  to  execute  instructions  from  the  Fund  to restrict or  prohibit  trading  as  soon  as  reasonably  practicable,  but  not  later  than  five business days  after  receipt  of  the  instructions  by  the  Company.

8. Confirmation   by  Company.  Company  must  provide  written  confirmation  to  the Fund that  instructions  from  the  Fund  to  restrict  or  prohibit  trading  have  been  executed. Company agrees  to  provide  confirmation  as  soon  as  reasonably  practicable,  but  not  later than ten  business  days  after  the  instructions  have  been  executed.

9. Construction  of  the  Agreement;  Fund  Participation   Agreement.  The  parties  have entered into  a  Fund  Participation   Agreement  between  or  among  them  for  the  purchase

and redemption  of  shares  of  the  Funds  by  the  Accounts  in  connection  with  the  Contracts and this  ScheduleD  is  a  part  thereof.   To  the  extent  the  terms  of  this  ScheduleD  conflict with the  remainder  of  the  terms  of  the  Fund  Participation  Agreement,  the  terms  of  this ScheduleD shall  control.

10.   Definitions. As  used  in  this  ScheduleD,  the  following  terms  shall  have  the following meanings,  unless  a  different  meaning  is clearly required  by  the  contexts:

The term  "Company"  shall  mean  the  Company  as  defined  under  the  Fund  Participation Agreement.

The term  "Fund"  shall  mean  the  Fund  and  any  Designated  Portfolio  as  defined  under  the Fund Participation  Agreement  and  includes  (i)  an  investment  adviser  to  or  administrator for the  Fund;  (ii)  the  principal  underwriter  or  distributor  for  the  Fund;  or  (iii)  the  transfer agent for  the  Fund.   The  term  not  does  include  any  "excepted  funds"  as  defined  in  SEC

Rule 22c-2(b) under the Investment Company Act of 1940.*

The term  "Shares"  means  the  interests  of  Shareholders  corresponding  to the  redeemable securities of  record  issued  by  the  Fund  under  the  Investment  Company  Act  of  1940  that are held  by  the  Company.

The term  "Owner"  means  the  holder  of  interests  in  a  variable  annuity  or  variable  life insurance contract  issued  by  the  Company  ("Contract"),  or  a  participant  in  an  employee benefit plan  with  a  beneficial  interest  in  a  contract.

The term  "Owner-Initiated  Transfer  Purchase"  means  a  transaction  that  is  initiated  or directed by  a  Contract  Owner  that  results  in  a  transfer  of  assets  within  a  Contract  to  a Fund, but  does  not  include  transactions  that  are  executed:  (i)  automatically  pursuant  to  a contractual or  systematic  program  or  enrollment  such  as  transfer  of  assets  within  a Contract to  a  Fund  as  a  result  of"dollar  cost  averaging"  programs,  insurance  company approved asset  allocation  programs,  or  automatic  rebalancing  programs;  (ii)  pursuant  to  a Contract death  benefit;  (iii)  one-time  step-up  in  Contract  value  pursuant  to  a  Contract death benefit;  (iv)  allocation  of  assets  to  a  Fund  through  a  Contract  as  a  result  of payments such  as  loan  repayments,  scheduled  contributions,   retirement  plan  salary reduction contributions,  or  planned  premium  payments  to  the  Contract;  or  (v)  pre arranged transfers  at  the  conclusion  of  a  required  free  look  period.

The term  "Owner-Initiated  Transfer  Redemption"  means  a  transaction  that  is  initiated  or directed by  a  Contract  Owner  that  results  in  a  transfer  of  assets  within  a  Contract  out  of  a Fund, but  does  not  include  transactions  that  are  executed:  (i)  automatically  pursuant  to  a contractual or  systematic  program  or  enrollments  such  as  transfers  of  assets  within  a Contract out  of  a  Fund  as  a  result  of  annuity  payouts,  loans,  systematic  withdrawal programs, insurance  company  approved  asset  allocation  programs  and  automatic rebalancing programs;  (ii)  as  a  result  of  any  deduction  of  charges  or  fees  under  a Contract; (iii)  within  a  Contract  out  of  a  Fund  as  a  result  of  scheduled  withdrawals  or surrenders from  a  Contract;  or  (iv)  as  a  result  of  payment  of  a  death  benefit  from  a Contract.

The term  "written"  includes  electronic  writings  and  facsimile  transmissions. The term  "purchase"  does  not  include  the  automatic  reinvestment  of  dividends.

The term  "promptly"  as  used  in  paragraph  3(a)  shall  mean  as  soon  as  practicable  but  in no event  later  than  ten  business  days  from  the  Company's  receipt  of  the  request  for information from  the  Fund  or  its  designee.

*As defmed  in  SEC  Rule  22c-2(b),  the  term  "excepted  fund"  means  any:  (1)  money  market  fund;  (2)  fund  that  issues  securities  that  are  listed  on  a  national  exchange;  and  (3)  fund  that affirmatively permits short-term  trading  of  its  securities,  if  its  prospectus  clearly  and  prominently discloses that  the  fund  permits  short-term  trading  of  its  securities and that  such  trading  may  result  in  additional  costs  for  the  fund.

24(b)(8)(l)	Participation agreement between Midland National Life Insurance Company and Eaton Vance.

FUND PARTICIPATION  AGREEMENT

THIS   FUND   PARTICIPATION   AGREEMENT   ("Agreement'')   made   as   of   the   3rd  day   of January,  2012,  by   and  between   Eaton  Vance  Variable  Trust   (the  "Trust'),  a  Massachusetts business  trust,  on  its  behalf  and  on  behalf  of  each  separate  investment  series  thereof,  whether existing  as   of   the   date   above   or   established   subsequent   thereto,   (each   a   "Portfolio"   and collectively, the  "Portfolios''),  Eaton  Vance  Distributors,  Inc.  (the  "Distributor''),  and  Midland National  Life  Insurance  Company  (the  "Company''),  a  life  insurance  company  organized  under the laws  of  the  State  of lowa.

WHEREAS,  the  Trust   is  registered   with  the  Securities  and  Exchange  Commission  ("SEC'') under the  Investment  Company  Act  of  1940,  as  amended  (the  "'40  Act"},  as  an  open-end, diversified management  investment  company;  and has an  effective  registration  statement  relating to  the  offer  and  sale  of  the  various  series  of  its  shares  under  the  Securities   Act  of  1933,   as amended (the  "'33  Act''};

WHEREAS,  the  Trust  is  organized   as  a  series  fund  comprised  of  separate  investment   series, namely the  Portfolios;  and

WHEREAS,  the  Trust   was   organized   to  act  as   the  funding   vehicle  for   certain   variable   life insurance  and/or  variable  annuity   contracts  ("Variable  Contracts'')  offered  by  life  insurance companies through  separate  accounts  of  such  life insurance companies  (the  "Participating Insurance Companies'')  and  also  offers  its  shares  to  certain  qualified  pension  and  retirement plans (the  "Qualified  Plans''),  Eaton  Vance  Management  ("EVM")  and  affiliated  advisers  to  the Trust and  any  other  person  permitted  to  hold  shares  of  the  Trust  pursuant  to  applicable  Treasury regulations and  the  Mixed  and  Shared  Funding  Exemptive  Order  (defined  below};  and

WHEREAS, the  Trust  has  obtained,  or  warrants  and  agrees  that  prior  to  any  issuance  or  sale  of shares it  will  obtain  an  order  from  the  SEC,  granting  Participating  Insurance  Companies  and  their separate accounts  exemptions  from  the  provisions  of  Sections  9(a),  13(a},  15(a},  and  15(b}  of  the '40  Act  and  Rules  6e-2(b}(l5}  and  6e-3(T)(b}(l5}  thereunder,  to  the  extent  necessary  to  permit shares of  the  Trust  to  be  sold  to  and  held  by  Qualified  Plans  and  by  variable  annuity  and  variable life  insurance  separate  accounts  of  Participating  Insurance  Companies  that  may  or  may  not  be affiliated with  one  another  (the  "Mixed  and  Shared  Funding  Exemptive  Order'');  and

WHEREAS, the  Company  has  established  or  will establish  one  or  more  separate  accounts ("Separate Accounts"}  to  offer  Variable  Contracts  and  is  desirous  of  having  the  Trust  as  one  of the underlying  funding  vehicles  for  such  Variable  Contracts;  and

WHEREAS, the  Distributor  is  registered  with  the  SEC  as  a  broker-dealer  under  the  Securities Exchange Act  of  1934,  (the  "'34  Act''}  as  amended,  and  acts  as the Trust's principal  underwriter; and

WHEREAS, EVM,  a  Massachusetts  business trust,  which  serves  as  investment  adviser  to  the Trust, is  duly  registered  as  an  investment  adviser  under  the  Investment  Advisers  Act of 1940,  as amended, any  applicable  state  securities  laws;  and

WHEREAS, to  the  extent  permitted  by  applicable  insurance  laws  and  regulations,  the  Company intends to  purchase  shares  of  the  Trust  to  fund  the  aforementioned  Variable  Contracts   and  the Trust is  authorized  to  sell  such  shares  to  the  Company  at  net  asset  value  ("NAV").

NOW, THEREFORE,  in  consideration  of  their  mutual  promises,  the  Company,  the  Trust,  and  the

Distributor agree  as  follows:

Article I.  Sale of Trust  Shares

1.1        The  Trust  hereby  appoints  the  Company  as  an  agent  of  the  Trust  for  the  limited  purpose of  receiving  purchase  and  redemption  requests  on  behalf  of  the  Separate  Account  (but  not  with respect  to  any  Trust  shares  that  may  be  held  in  the  general  Separate  Account  of  the  Company) for  shares  of  those  Portfolios  made  available  hereunder,  based  on  allocations  of  amounts  to  the Separate  Account  or  sub  AccoWlts  thereof  Wider  the  Variable  Contracts  and  other  transactions relating to  the  Variable  Contracts  or  the  Separate  Account.   The  Trust  agrees  to  make  shares  of the  Trust   ("Shares'')   available   to  the   Separate  Accom1ts  of   the   Company   for   investment   of purchase  payments  of   Variable   Contracts   allocated  to   the   designated   Separate   AccoWlts  as provided  in  the  Trust's   then  current  prospectus  and  statement  of  additional  information.    The Company agrees  to  purchase  and  redeem  the  Shares  of  the  Portfolios  offered  by  the  then  current prospectus and  statement  of  additional  information  of  the  Trust  in  accordance  with  the  provisions of such  prospectus  and  statement  of  additional  information.

1.2       The  Trust  agrees  to  sell  to  the  Company  those  Shares  of  the  selected  Portfolios  of  the Trust  which  the  Company  orders,   executing   such  orders  on   a  daily   basis  at  the   NAV  next computed after  receipt  by  the  Trust  or  its  designee  of  the  order  for  the  Shares  of  the  Portfolio. For purposes  of  this  Section  1.2,  the  Company  shall  be  the  designee  of  the  Trust  for  receipt  of such orders  from  the  designated  Separate  AccoWlt  and  receipt  by  such  designee  shall  constitute receipt by  the  Trust;  provided,  to  the  extent  not  inconsistent  with  regulatory  requirements,  that the Company  receives  the  order  by  4:00p.m.  Eastern  time  (or  other  applicable  closing  time  of the New  York  Stock  Exchange).    "Business  Day"  shall  mean  any  day  on  which  the  New  York Stock Exchange  is  open  for  trading  and  on  which  the  Trust  calculates  its  NAV  pursuant  to  the rules of  the  SEC.    Notwithstanding  the  foregoing,  the  directors  of  the  Trust  may  refuse  to  sell shares of  any  Portfolio  to  any  person,  or  suspend  or  terminate  the  offering  of  shares  of  any  Portfolio if such  action  is  required  by  law  or  by  regulatory  authorities  having  jurisdiction  or  is,  in  the  sole discretion of  the  directors  of  the  Trust  acting  in  good  faith  and  in  light  of  their  fiduciary  duties  under federal laws,  necessary  in  the  best  interests  of  the  shareholders  of  that  Portfolio.

1.3        The Trust  agrees to redeem  on  the  Company's  request,  any  full  or  fractional  Shares  of  the Portfolio  held  by  the  Company,   executing  such  requests  on  a  daily   basis   at   the  NAV  next computed after  receipt  by  the  Trust  or  its  designee  of  the  request  for  redemption,  in  accordance with  the   provisions   C?f    this   agreement   and   the   Trust's   then   current   registration   statement However, if  one  or  more  Portfolios  has  determined  to  settle  redemption  transactions  for  all  of  its shareholders on  a  delayed  basis  pursuant  to  Section  22(e)  of  the  1940  Act  and  the  rules  thereunder, the Trust  shall  be  permitted  to  delay  sending  redemption  proceeds  to  the  Company  by  the  same number of  days  that  the  Trust  is  delaying  sending  redemption  proceeds  to  the  other  shareholders  of the Portfolio.  For  purposes  of  this  Section  1.3,  the  Company  shall  be  the  designee  of  the  Trust for receipt  of  requests  for  redemption  from  the designated  Separate  Account  and  receipt  by  such designee shall  constitute  receipt   by   the  Trust   provided,  to   the   extent   not   inconsistent   with

regulatory requirements,  that  the  Company   receives  the  request  for  redemption   by   4:00  p.m. Eastern time  (or  other  applicable  closing  time  of  the New York  Stock Exchange).

1.4         The  Trust  shall  furnish  notice  to  the  Company  of  any  income  dividends   or  capital  gain distributions payable   on   the  Shares   of   any   Portfolios  of   the   Trust   as   soon   as   reasonably practicable.  The  Company  hereby  elects  to  receive  all  such  income  dividends  and  capital  gain distributions as  are  payable  on  a  Portfolio's   Shares  in  additional  Shares  of  the  Portfolio.  The Trust  shall  notifY  the  Company  or its designee  of the number  of  Shares  so  issued  as  payment  of such dividends  and  distributions.

1.5        The  Trust   shall  make  the  NAV   per  share  for  the  selected  Portfolios   available   to   the Company on  a  daily  basis,  via  a  mutually  agreeable  form,  as soon as  reasonably  practicable  after the NAV  per  share  is  calculated  but  shall  use  its  best  efforts  to  make  such  NAV  available  by  6:30 p.m. Eastern  time.  In  the  event  the  Trust  is  unable  to  make  the  6:30  p.m.  deadline  stated  herein, it shall  provide  additional  time  for  the  Company  to  place  orders  for  the  purchase  and  redemption of  shares.   Such additional  time  shall  be  equal  to  the  additional  time  which  the  Trust  takes  to make the  net  asset  value available to  the  Company.   In  accordance  with  Section  9.3  below,  if  the Trust  provides  materially  incorrect  share  NAV  information,  the  Trust may make  an  adjustment  to the  number  of  shares  purchased  or  redeemed  for the  Separate  Account  to  reflect   the  correct NAV.

1.6       Each  purchase,  redemption  and  exchange  order  placed  by  the  Company  shall  be  placed separately for  each  Portfolio.   However,  with  respect  to  payment  of  the  purchase  price  by  the Company and  of  redemption  proceeds  by  the Trust, the  Company  and  the Trust shall  net  pmchase and redemption  orders  with  respect to each  Portfolio  and  shall  transmit  one  net  payment  for  all  of the Portfolios.

1.7        If  the  Company's  order  requests  the  purchase  of  Portfolio  Shares,  the  Company  shall  pay for such  purchase  by  wiring federal funds  to  the  Portfolio  or  its  designated  custodial  account  on the  day  the   order   is   transmitted  by  the   Company.     If  the   Company's  order   requests   a   net redemption resulting  in  a  payment  of  redemption  proceeds  to  the  Company,  the  Portfolio  shall wire the  redemption  proceeds  to  the  Company  by  the  next  Business  Day.  However,  payment  may be postponed  under  unusual  circumstances,  such  as  when  normal  trading  is  not  taking  place  on  the New York  Stock Exchange, an  emergency  as  defined  by  the  SEC  exists,  or  as  permitted  by  the  SEC (including Section  22(e)  of  the  1940  Act  and  the  rules  thereunder  and  in  accordance  with  the policies and  procedures  of  the  Trust  as  described  in  the  then  current  prospectus.)

The Company  agrees  to  provide  reasonable  advance  notice  of  its  election  to  replace  a  Portfolio as an  available  investment option. The  Distributor  acknowledges  that the Company  may  need  to seek the  approval  ofthe  Securities  and  Exchange  Commission  ("SEC")  under  Section  26 (c) of the 1940  Act  for  any  fund  substitution.  In  the  event  the  Company  initiates  a  fund  substitution, the parties  agree  that  the  Tt  may  pay  redemption  proceeds  in  kind.  The  Company,  the  Trust and the  Distributor  agree  that  the  currently  effective  Eaton  Vance  Funds  Procedures  for Redemptions in  Kind  attached  as  Exhibit  A  shall  govern  such  redemptions.   The  Trust  will  notifY the Company  of  any  material  change  to  the  Eaton  Vance  Funds  Procedures  for  Redemptions  in Kind.

1.8        The Trust   agrees  that  all  Shares   of   the  Portfolios of  the  Trust   will   be  sold  only   to Participating Insurance  Companies  which  have  agreed  to  participate  in  the  Trust  to  fund  their

Separate  AccoWlts  and/or  to  Plans,  all  in  accordance  with  the  requirements  of  Section   817(h)  of the  Code  and   Treasury   Regulation  §1.817-5,   certain   qualified   pension  and  retirement   plans, EVM   and  affiliated  advisers  to  the  Trust  and  any  other  person  permitted  to  hold  shares  of  the Trust  pursuant  to  applicable  Treasury  regulations  and  the  Mixed  and  Shared  FWlding  Exemptive Order.  Shares  of  the  Portfolios  of  the  Trust  will  not  be sold directly  to the general  public.

1.9        As  described  in  Section  1.2  above,  the  Trust  may  refuse  to  sell  Shares  of  any  Portfolios  to any  person,  or  suspend  or  terminate  the  offering  of  the  Shares  of  any  Portfolios  if  such  action  is required  by  law  or  by  regulatory  authorities  having  jurisdiction  or  is,  in  the  sole  discretion   of  the Board  of   Trustees   of   the  Trust   (the  "Board"),  deemed   necessary,  desirable   or   appropriate. Without  limiting  the  foregoing,  it  has  been  detennined   that  there  is  a  significant   risk  that   the Portfolio  and   its   shareholders   may  be   adversely   affected  by   short-term  or  excessive   trading activity, particularly  activity  used  to  try  and  take  advantage  of  short-term  swings  in  the  market. Accordingly,  the  Trust  reserves  the  right  to  reject  any  purchase  order,  including  those  purchase orders with  respect  to  shareholders  or  accoWlts  whose  trading  has  been  or  may  be  disruptive  to the  Trust  or  that  may  otherwise  adversely   affect   the  Trust.    The  Company  agrees   to  use   its reasonable  best  efforts   to   render  assistance   to,   and   to   cooperate   with,  the  Trust   to   achieve compliance  with  the  Trust's   policies  and  restrictions  on  short-term  or  excessive  trading  activity as they  may  be  amended  from  time  to  time,  or  to  the  extent  required  by  applicable   regulatory requirements.

1.10     Issuance  and  transfer  of  Portfolio  Shares  will  be  by  book  entry  only.   Stock   certificates will not  be  issued  to  the  Company  or  the  Separate  AccoWlts.  Shares  ordered  from  Portfolios  will be recorded  in  appropriate  book  entry  titles  for  the  Separate  Accounts.

Article II.  Owner  Transaction  Information

2.1       The  Company  agrees  to  provide  to  the  Trust  or  its  designee,  upon  request,   the  taxpayer identification  number  (''TIN"), the Individual/International   Taxpayer  Identification   Number ("'ITIN"),  or   other   government-issued   identifier   ("Gil"),  if   known,   of   any   or   all   Owners underlying an  Account  and  the amount, date,  name  or  other  identifier  of  any  investment professional(s)   associated   with   such   Owners   (if   known),   and  transaction   type   (purchase, redemption,  transfer,   or   exchange)   of   every   purchase,   redemption,   transfer,  or   exchange   of Shares held  through  an  Account  maintained  by  the  Company  during  the  period  covered  by  the request (the  "Information").      Unless  otherwise  specifically  requested  by  the  Distributor,   the Company shall  only be required  to  provide  information  relating to Owner-Initiated  Transfer Purchases or Owner-Initiated Transfer  Redemptions.

(i)        Requests  for  Information  must  set  forth  a  specific  period,  not  to  exceed   ninety (90) business  days  from  the  date  of  the  most  recent  calendar  month-end  preceding  the  request, for which  Information  is  sought.   The  Trust  or  its  designee  may  request  Information  older  than ninety (90)  business  days  from  the  date  of  the request as  they  deem  necessary  to  investigate compliance with  policies  established  by  the  Trust  for  the  purpose  of  eliminating  or  reducing  any dilution of  the  value  of  the  outstanding  Shares  issued  by  the  Trust.   Trust requests  for  Owner information shall  be  made  no  more  frequently  than  quarterly  except  as  the  Trust  deems  necessary to investigate compliance  with  policies  established  by  the  Trust  for  the  purpose  of  eliminating  or reducing any  dilution  of  the  value  of  the  shares  issued  by  the  Trust.

(ii)         In  accordance  with  the  preceding  paragraph,  the  Company  agrees  to  transmit  the

Information to  the  Trust  or  its  designee  promptly,  but  in  any  event  not  later  than  five  (5)  business days, after  receipt  of  a  request  for  Information  or  after  the  last  day  of  a  period  for  which  the Information has  been  requested,  unless  mutually  agreed  upon  otherwise by the  parties.    If requested by  the  Trust  or  its  designee,  the  Company  agrees  to  use  reasonable  efforts  to  determine promptly whether  any  specific  person  about  whom  it  has  received  Information  is  itself  a  financial intermediary ("Indirect  Intermediary'')  and, upon further request of  the  Trust  or  its  designee, promptly either:  (i)  provide  or  arrange  to  provide  to  the  Trust  or  its  designee  the  Information  and any other  information  required to be  provided  by  law,  rule,  or  regulation  for  those  Owners  who hold accounts  with  an  Indirect  Intermediary;  or  (ii)   restrict  or  prohibit  the  Indirect  Intermediary from purchasing  Shares  in  nominee  name  on  behalf  of  other  persons.   The  Company  agrees  to inform the  Trust  or  its  designee  whether  the  Company  will  perform  (i)  or  (ii).   For  purposes  of this paragraph,  an  "Indirect  Intermediary''  has  the  same  meaning  as  provided  in  Rule  22c-2  under the '40  Act  ("Rule  22c-2");

(iii)     To  the  extent  practicable,  the  format  for  any  Information  provided  to  the  Trust should be  consistent  with  the  NSCC's  Standardized  Data  Reporting  Format,  or  if  not  practicable, in an  alternative  format  mutually  agreed upon by  the  parties;  and

(iv)     The  Distributor  and  the  Trust  agree  not  to  use  the  information  received  under  this Article II  for  marketing  or  any  other  similar  purpose  and  will  only  use  the  information   as necessary to  comply  with  the  provisions  of  Rule  22c-2  or  to  fulfill  other  regulatory  or  legal requirements subject  to  the  privacy  provisions  of  Title  V  of  the  Gramm-Leach-Bliley  Act  (Public Law 106-102)  and  comparable  state  laws.

2.2     The  Company  agrees  to  execute  instructions  from  the  Portfolio or its  designee e'Instructions") to  restrict  or  prohibit  further  purchases  or  exchanges  of  Shares  by  Owners  that have been  identified by the  Portfolio  or  a  designee  as  having  engaged  in  transactions  in  Shares (directly or  indirectly  through  the  Account)  that  may  violate  the  Portfolio's  policies  regarding short term or excessive  trading  activity.  Unless  otherwise  directed  by  the  Distributor,  any  such restrictions or  prohibitions  shall  only  apply  to  Owner-Initiated  Transfer  Purchases  or  Owner Initiated Transfer  Redemptions  that  are  effected  directly  or  indirectly  through the Company.  The Portfolio or  its  designee  will  include  in  the  Instructions  the  TIN, ITIN, or  Gil,  if  known,  and  the specific restriction(s)  to  be  implemented,  including  how  long  the  restriction(s)  is  to  remain  in place.   If  the  TIN,  ITIN,  or  GTI,  is  not  known,  the  Instructions  must  include  an  equivalent identifying number  of  the  Owners  or  other  agreed  upon  information  to  which  the  Instructions relate. In  addition,  the  Company  agrees  as  follows:

(i)       To  implement  Instructions  as  soon  as  reasonably  practicable,  but  not  later  than five (5)  business  days  after  receipt  of  the  Instructions  by  the  Company;  and

(ii)       To  provide  confirmation  to  the  Portfolio  in  a  mutually  agreed  upon  format  that Instructions have  been  implemented.  The  Company  agrees  to  provide  confirmation  as  soon  as  is reasonably practicable,  but  not  later than ten  (10)  business  days  after  the  Instructions have been implemented.

2.3      For  the  purpose  of  this  Article  2:

22c.

(i)        The term  "Portfolio"  does  not  include  any  "excepted  funds"  as  defined  in  Rule

(ii)       The    term   "Shares"  means    the   interests    of   Owners    corresponding    to    the redeemable  securities  of  record  issued  by  the  Portfolios  under  the  1940  Act  that  are  held  by  the Company.

(iii)     The  term  "Owner"  means  the  beneficial  Owner  of  Shares,  whether  the  Shares  are held directly  or  by  the  Company  in  nominee  name.

(iv)      The   term   "Owner-Initiated  Transfer  Purchase"  means   a   transaction   that   is initiated or  directed  by  a  Owner  that  results  in  a  transfer  of  assets  within  a  Variable  Contract  to  a Portfolio,  but  does  not  include  transactions  that  are  executed:    (i)  automatically   pursuant  to  a Variable  Contractual  or  systematic  program  or  enrollment  such  as  a  transfer  of  assets  within  a Variable  Contract   to   a   Portfolio   as  a   result   of  "dollar   cost  averaging"   programs,   insurance company approved  asset  allocation  programs,  or  automatic  rebalancing  programs;  (ii)  pursuant  to a  Variable  Contract  death  benefit;  (iii)  as  a  result  of  a  one-time  step-up  in  Variable  Contract value pursuant  to  a  Variable  Contract  death  benefit;  (iv)  as  a  result  of  an  allocation  of  assets  to  a Portfolio through  a  Variable  Contract  as  a  result  of  payments such as  loan  repayments,  scheduled contributions,  retirement  plan  salary  reduction  contributions,  or  planned  premium  payments   to the  Variable  Contract;  or  (v)  pre-arranged  transfers  at  the  conclusion  of  a  required  "free  look" period.

(v)       The  term  "Owner-Initiated  Transfer  Redemption"  means  a  transaction  that  is initiated or  directed  by  a  Owner  that  results  in  a  transfer  of  assets  within  a  Variable  Contract  out of a  Portfolio,  but  does  not  include  transactions  that  are  executed:   (i)  automatically  pursuant  to  a Variable Contractual  or  systematic  program  or  enrollments  such  as  transfers  of  assets  within  a Variable Contract  out  of  a  Portfolio  as  a  result  of  annuity  payouts,  loans,  systematic  withdrawal programs, insurance  company  approved  asset  allocation programs and  automatic  rebalancing programs; (ii)  as  a  result  of  any  deduction  of  charges  or  fees  under   a  Variable  Contract; (iii) within a  Variable  Contract  out  of  a  Portfolio  as  a  result  of  scheduled  withdrawals  or  surrenders from  a  Variable  Contract;  or  (iv)  as  a  result  of  payment  of  a  death   benefit   from  a  Variable Contract.

Article Ill.  Fees  and  Expenses

3.1       Except  as  otherwise  provided  under  this  Agreement,  the  Trust  and  the  Distributor  shall pay no  fee  or  other  compensation  to  the  Company  under  this  Agreement,  and  the  Company  shall pay no  fee  or  other  compensation  to  the  Portfolio  or  the  Distributor,  except  as  made  a  part  of  this Agreement as  it  may  be  amended  from  time  to  time  with the mutual  consent  of  the  parties  hereto. All expenses  incident  to  performance  by  each  party  of  its  respective  duties  under  this  Agreement shall be  paid  by  that  party,  unless  otherwise  specified  in  this  Agreement

Article IV.  Representations  and  Warranties

4.1        The Company  represents  and  warrants  that  it  is  an  insurance  company  duly  organized  and in  good  standing  under  the  laws  of  Iowa  and  that  it  has  legally  and  validly   established  each Separate Account  as  a  segregated  asset  account  under  such  laws.

4.2        The Company  represents   and  warrants  that  it  has  registered  or,  prior  to  any  issuance  or sale of  the  Variable  Contracts,  will  register  each  Separate  Account  as  a  unit  investment  trust

(""UIT") in  accordance  with  the  provisions  of  the  '40   Act  and  cause  each  Separate   Account   to remain so  registered  to  serve  as  a  segregated  asset  account  for  the  Variable  Contracts,  unless  an exemption from  registration  is  available.

4-.3       The   Company  represents  and   warrants   that   the  Variable  Contracts   will   be  registered under  the  '33  Act  unless  an  exemption  from  registration  is  available  prior  to  any  issuance  or  sale ()f the  Variable  Contracts  and  that  the  Variable  Contracts  will  be  issued  and  sold  in  compliance in  all  material  respects  with  all  applicable  federal  and  state  laws  and  further  that  the  sale  of  the Variable Contracts shall  comply  in  all  material  respects  with  state  insurance  law  suitability requirements. The  Company  agrees  to  notify  the  Trust  promptly  of  any  investment   restrictions imposed by  state  insurance  law  applicable  to  the  Trust  to  the  extent  that  the  Company  becomes aware  of  any  such  investment  restrictions.

4.4        The Company  represents  and  warrants  that  the  Variable  Contracts  are  currently  and  at  the time   of   issuance   will   be   treated   as   life   insurance,   endowment   or   annuity   contracts   under applicable provisions  of  the  Code,  that  it  will  maintain  such  treatment  and  that  it  will  notify  the Trust immediately  upon  having  a  reasonable  basis  for  believing  that  the  Variable  Contracts  have ceased  to  be  so  treated  or  that  they  might  not  be  so  treated  in  the  future.

4.5        The Trust  represents  and  warrants  that  it  is  duly  organized  and  validly  existing  under  the laws of  the  Commonwealth  of  Massachusetts.

4.6        The Trust  and  the  Distributor  represent  and  warrant  that  the  Portfolio  Shares  offered  and sold pursuant  to  this  Agreement  will  be  registered  under  the  '33  Act  and  sold  in  accordance  with all applicable  federal  and state laws,  and  that  the  Trust  shall  be  registered  under  the  '40  Act  prior to and  at  the  time  of  any  issuance  or  sale  of  such  Shares.   The  Trust  represents  and  warrants  that it does  and  will  comply  in  all  material  respects  with  the  '40  Act  and  the  rules  and  regulations thereunder.   The  Trust  shall  amend  its  registration  statement  under  the  '33   Act  and  the  '40  Act from  time   to  time  as  required  in  order   to  effect   the  continuous  offering   of  its Shares.    The Portfolio  shall register  and  qualify  its  Shares  for  sale  in  accordance  with  the  laws  of  the  various states only  if  and to the  extent  deemed  advisable  by  the  Trust.

4.7       The  Trust  represents  and  warrants  that  it  will  invest  the  assets  of  each  Portfolio  in  such  a manner  as  to  ensure  that  the  Variable   Contracts   will  be  treated  as  annuity   or  life  insurance contracts, whichever  is  appropriate,  under  the  Code  and  the  regulations  issued  thereunder  (or  any successor  provisions).    Without  limiting   the  scope  of  the  foregoing,  the  Trust   represents   and warrants that  each  Portfolio  will  comply  with  the  diversification  requirements  set  forth  in  Section

817(h)  of   the   Code,   and   the   rules   and   regulations   thereunder,  including   without   limitation Treasury   Regulation   §1.817-5,   and   will   notify   the   Company   immediately    upon   having   a reasonable  basis  for  believing  any  Portfolio  has  ceased  to  comply  or  might  not  so  comply  and will immediately  take all reasonable  steps  to  adequately  diversify  the  Portfolio  to  achieve compliance  within  the  grace  period  afforded  by  Treasury  Regulation  §1.817-5.    Upon  request, the  Trust  shall  provide  Company  a  certification   of  its  compliance  with  Section   817(h)  of  the Code  and   Treasury   Regulation   1.817-5   within   thirty  (30)  days  of   the   end   of   each   calendar quarter.

4.8        The  Trust   represents   and   warrants   that   each   Portfolio   is   currently   qualified   as   a "regulated  investment  company''  under  Subchapter  M  of  the  Code,  and  that  it  will  make  every effort to  maintain  each  Portfolio's   qualification  (under  Subchapter  Moran  successor  or  similar provision) and  will  notify  the  Company immediately upon  having a reasonable  basis  for believing it  has  ceased  to  so  qualify  or  might  not  so  qualify  in  the  future.

4.9       The  Distributor  represents  that  it  is  and  warrants  that  it  shall  remain  duly  registered  as  a broker-dealer  under  all   applicable  federal  and  state  securities  laws  and  agrees  that   it   shall perfonn is  obligations  for  the  Trust  in  compliance  in  all  material  respects  with  the  laws  of  the Commonwealth  of  Massachusetts  and  any  applicable  state  and  federal  securities  laws.  The Distributor  further  represents  that  it  is  a  member  in  good  standing  of  the  Financial  Industry Regulatory Authority,  Inc.  ("FINRA'').

4.10      The  Trust  represents  and  warrants  that  all  its  directors,  trustees,  officers,  employees,  and ()ther individuals/entities  who  deal  with  the  money  and/or  securities  of  the  Trust  are  and  shall continue to  be  at  all  times  covered  by  a  blanket  fidelity  bond  or  similar  coverage  for  the  benefit ()f the  Trust  in  an  amount  not  less  than  that  required  by  Rule  17g-1  under  the  '40   Act.   The aforesaid bond  shall  include  coverage  for  larceny  and  embezzlement  and  shall  be  issued  by  a reputable bonding  company.

4.11     The  Company  represents  and  warrants  that  all  of  its  employees  and  agents  who  deal  with the money  and/or  securities  of  the  Trust  are  and  shall  continue  to  be  at  all  times  covered  by  a blanket fidelity  bond  or  similar  coverage in an  amount  not  less  than  that  required  to  be maintained by  entities  subject  to  the  requirements  of  Rule  17g-1  of  the  '40  Act.   The  aforesaid bond shall  include  coverage  for  larceny  and  embezzlement  and  shall  be  issued  by  a  reputable bonding company.

4.12     Each  of  the  Trust  and  the  Company  represents  and  warrants  that,  in  connection  with  any use of  summary  prospectuses,  as  such  term  is  defined  in  Rule  498  under  the  '33   Act,  for  the Portfolios, it  will  comply  with  Rule  498.  The  Trust  further  represents  and  warrants  that,  to  the extent that  it  provides  the  Company  with  summary  prospectuses,  it  will  maintain  a  website  that  is in compliance  with  all  applicable  requirements  of  Rule  498,  such  that  the  Trust  may  be  permitted to deliver  summary  prospectuses  in  lieu  of  statutory  prospectuses,  as such terms  are  defined  in Rule498.

Article V.  Prospectus  and  Proxy  Statements

5.1      The  Trust   shall   prepare  and  be  responsible  for   filing  with  the  SEC  and   any  state regulators requiring  such  filing all  shareholder  reports,  notices,  proxy  materials  (or  similar materials such   as   voting  instruction  solicitation  materials),  prospectuses  and  statements   of additional information.ofthe  Portfolios.

5.2         At least  annually,  the  Trust  or  its  designee  shall  provide  the  Company,  free  of  charge,  in portable document  format  (i.e.,  PDF)  only  (or   other  electronic  means  as  agreed  to   by  the Distributor and  the  Company)  the  current  statutory  prospectus  and  summary  prospectus  (if requested by  Company)  for  the  Shares  of  the  Portfolios  as  the  Company  may  reasonably  request for distribution  to  existing  Owners  whose  Variable  Contracts  are  funded  by  such  Shares.   As used in  this  Agreement,  the  terms  "statutory  prospectus"  and  "summary  prospectus"  shall  have the meanings  given  to  them  in  Rule  498  under  the  '33  Act.   The  Trust  or  its designee shall  also provide the  Company in  PDF  only  the  current  prospectus  for  the  Shares  as  the  Company  may reasonably request  for  distribution  to  prospective  purchasers  of  Variable  Contracts.  If  requested by the  Company  the  Trust  or  its  designee  shall  provide  such  documentation  in  PDF  and  such

o-ther assistance  as  is  reasonably  necessary  in  order  for  the  parties  hereto  once  a  year  (or  more frequently if  the  prospectus  for  the  Shares  is  supplemented  or  amended)  to  have  the  prospectus for  the  Variable   Contracts   and  the  prospectus  for  the  Trust  Shares  and  any  other  fund  shares o-ffered  as  investments  for  the  Variable  Contracts  printed  at  the  Company's  expense  together   in o-ne document,   provided   however   that   the  Company   shall   ensure   that,   except   as   expressly authorized in  writing  by  the  Trust,  no  alterations, edits or  changes  whatsoever  are  made  to prospectuses or  other  Trust  documentation  after  such  documentation   has  been  furnished   to  the Company  or  its  designee,  and  the  Company  shall  assume  liability   for  any  and  all  alterations, errors  or  other  changes  that  occur  to  such  prospectuses  or  other  Trust  documentation  after  it  has been  furnished  to the  Company  or  its  designee.    The  decision   to  print  the  prospectus   for   the Variable  Contracts,  the  prospectus  for  the  Trust  Shares,  and  the  prospectuses  for  any  other  fund shares  offered  as  investments  for  the  Variable  Contracts  in  one  or  in  multiple  documents  shall  be solely within  the  Company's discretion.

5.3       The  Trust,  at  the  Trust's  expense,  shall  provide  the  Company  with  copies  of  the  Trust's proxy  statements,  Trust  reports  to  shareholders,  and  other  Trust  communications  to  shareholders in PDF in such  quantity  as  the  Company  shall  reasonably  require  for  distributing  to  Owners. Alternatively and  in  lieu  thereof,  the  Company  may  elect  to  print  at  its  own  expense  any  of  the Trust's proxy   statements,   Trust   reports   to  shareholders,   and   other   Trust   communications    to shareholders.

5.4       Upon  reasonable  request,  the  Trust  will  provide  the  Company  with  at  least  one  complete PDF  copy   of   all   prospectuses,   statements  of   additional  information,   annual  and   semi-annual reports, proxy  statements,  and  all  amendments  or  supplements  to  any  of  the  above  that  relate  to the Portfolios  after  the  filing  of  each  such  document  with  the  SEC  or  other  regulatory  authority. Upon  reasonable  request,  the  Company  will  provide  the  Trust    with  at  least  one  complete  PDF copy of  all  prospectuses,  statements  of  additional  information,  annual  and  semi-annual  reports, proxy  statements,   and   all   amendments   or  supplements   to   any   of   the   above  that   relate   to   a Separate  Account   after  the   filing   of   each  such   document   with   the  SEC   or  other   regulatory authority.

Article VI.  Sales  Materials

6.1       The  Company  will  furnish,  or  will  cause  to  be  furnished,  to  the  Trust  or  the  Distributor, each piece  of  sales  literature  or  other  promotional  material  in  which  the  Trust,  the  Distributor  or any affiliate   thereof   is  named,   at  least   five  (5)  business  days  prior  to  its  intended   use.    No material shall  be  used  if  the  Trust  or  its  designee  reasonably  objects  to  such  use  within  five  (5) Business Days  after  receipt  of  such  material.

6.2        The Trust  or  the  Distributor  will  furnish,  or  will  cause  to  be  furnished,  to  the  Company, each piece  of  sales  literature  or  other  promotional  material  in  which  the  Company  or  its  Separate Accounts are  named,  at  least  five  (5)  business  days prior to  its  intended  use.  No  material  shall  be used if  the  Trust  or  its  designee  reasonably  objects  to  such  use  within  five  (5)  Business  Days after receipt  of  such  material.

6.3       Except   with  the  express,   prior   permission  of  the  Company,   neither  the  Trust   nor  the Distributor shall  give  any  information  or  make  any  representations  on  behalf  of  the  Company  or concerning the  Company,  the  Separate  Accounts, or the  Variable  Contracts  other  than  the infonnation  or  representations   contained   in  the  registration   statement   or  prospectus  for   such

Variable Contracts, as such  registration  statement  and  prospectus  may  be  amended  or supplemented from  time  to  time,  or  in  reports  of  the  Separate  Accounts  for  distribution  to Owners of  such  Variable  Contracts,  or  in  sales  literature  or  other  promotional  material  approved by  the  Company or its  designee.    Neither  the  Trust  nor  the  Distributor  shall  give  such information or  make  such  representations  or  statements  in  a  context  that  causes  the  information, representations or  statements  to  be  false  or  misleading.

6.4       Except  with  the  express,  prior  permission  of  the  Trust  or  the  Distributor,  neither  the Company nor  its  affiliates  or  agents shall give  any  information  or  make  any  representations  or statements on  behalf  of  the  Trust,  the  Distributor  or  any  affiliate  thereof  or  concerning  the  Trust, the Distributor or any  affiliate  thereof,  other  than  the information or  representations  contained  in the  registration  statements  or  prospectuses  for  the  Trust,  as  such  registration  statements  and prospectuses may  be  amended  or  supplemented  from time to  time,  or  in  reports  to  shareholders or proxy  statements  for  the  Trust,  or  in  sales  literature  or  other  promotional  material  approved  by the Trust  or  the  Distributor  or  designee  thereof.  Neither  the  Company  nor  its  affiliates  or  agents shall give  such information or  make such representations  or  statements in a  context  that  causes the information,  representations  or  statements  to  be  false  or  misleading.

6.5       At  the  request  of  any  party  to  this  Agreement,  each other party  will  make  available  to  the other party's  independent  auditors  and/or  representative  of  the  appropriate  regulatory  agencies,  all records, data  and  access  to  operating  procedures  that  may  be  reasonably  requested.

6.6      For   purposes  of   this   Agreement,  the   phrase  "sales  literature   or   other   promotional material" or  words  of  similar  import  include,  without  limitation,  advertisements  (such  as  material published, or  designed  for  use,  in  a  newspaper,  magazine  or  other  periodical,  radio,  television, telephone or  tape  recording,  videotape  display,  signs  or  billboards,  motion  pictures  or  other public media),  sales literature (such  as  any written communication  distributed  or  made generally available to  customers  or  the  public,  including  brochures,  circulars,  research  reports,  market letters, form  letters,  seminar  texts,  or  reprints  or  excerpts  of  any  other  advertisement,  sales literature, or  published  article),  educational or training materials or  other  communications distributed or  made  generally  available  to  some  or  all  agents  or  employees, registration statements, prospectuses,  statements  of  additional  information,  shareholder  reports  and  proxy materials, and  any  other  material  constituting  sales  literature  or  advertising  under  the  National Association of  Securities  Dealers, Inc. or  FINRA  rules,  the  '40  Act  or  the  '33  Act.

Article VII.  Potential Conflicts

7.1      The  parties  acknowledge  that  the  Trust  has  received  the  "Mixed  and  Shared  Funding Exemptive Order  which,  requires  the  Trust  and  each  Participating  Company  and  Plan  to  comply with conditions  and  undertakings  substantially  as  provided  in  this  Article.  In  the  event  of  any inconsistencies between  the terms of  the  Mixed  and  Shared  Funding  Exemptive  Order  and  those provided for in  this  Article,  the  conditions  and  undertakings  imposed  by  the  Mixed  and  Shared Funding Exemptive  Order  shall  govern  this  Agreement.

7.2     The  Trust's  Board  will  monitor  each  Portfolio for the  existence  of  any  material irreconcilable conflict  between  and  among  the  interests  of  the  Owners  of   all  Participating Companies and  of  Plan  Participants  and  Plans  investing  in  the  Portfolio,  and  determine  what action, if  any,  should  be  taken  in  response  to  such  conflicts.  An  irreconcilable  material  conflict may arise  for  a  variety  of  reasons,  which  may  include:  (a)  an  action  by  any  state  insurance regulatory  authority;  (b)  a  change  in  applicable  federal  or  state  insurance,  tax,  or  securities  laws or regulations,  or  a  public  ruling,  private  letter  ruling  or  any  similar  action  by  insurance,  tax  or securities regulatory authorities;  (c)  an  administrative  or  judicial  decision  in  any  relevant proceeding;  (d)  the  manner  in  which  the  investments  of  the  Portfolios  are  being  managed;  (e)  a difference  in  voting  instructions  given  by  variable  annuity  and  variable  life  insurance   contract Owners; (f)  a  decision  by  a  Participating  Insurance  Company  to  disregard  the  voting  instructions of Owners  and  (g)  if  applicable,  a  decision  by  a  Plan  to  disregard  the  voting  instructions  of  plan participants.  The Board shall  have  sole  authority  to  determine  whether  an  irreconcilable  material conflict exists  and  its  determination  shall  be  binding  upon Company.

7.3       The  Company  will  report  promptly  any  potential  or  existing  conflicts  to  the  Board.   The Company will  be  obligated  to  assist  the  Board  in  carrying  out  its  duties  and  responsibilities  under the  Mixed  and  Shared  Funding  Exemptive  Order  by  providing  the  Board  with  all  information reasonably  necessary  for  the  Board  to  consider  any  issues  raised.    The  responsibility  includes, but  is   not  limited   to,  an  obligation   by  the   Company   to  inform  the   Board   whenever   it   has determined to  disregard  Owners  voting  instructions.

7.4       If  a  majority  of  the  Board,  or  a  majority  of  its  disinterested  Board  members,  determines that  a  material  irreconcilable  conflict  exists  with  regard  to  contract  Owner  investments   in  the Trust,  the  Board  shall  give  prompt  notice  of  the  conflict and the  implications  thereof  to  all Participating  Companies  and  Plans.    If  the  Board  determines  that  the  Company  is  a  relevant Participating  Company  or  Plan  with  respect  to  said  conflict,  the  Company  shall  at  its  sole  cost and expense,  and  to  the extent reasonably  practicable  (as  determined  by  a  majority  of  the disinterested  Board  members),  take  such  action  as  is  necessary to remedy  or  eliminate  the irreconcilable  material  conflict.   Such  necessary  action  may  include  but  shall  not  be  limited  to: (a) withdrawing  the  assets  allocable  to  some  or  all  of  the  Separate  Accounts  from  the  Trust  or any Portfolio  thereof  and  reinvesting  those  assets  in  a  different  investment  medium,  which  may include  another   Portfolio   of   the  Trust,   or   another   investment   company;   (b)   submitting   the question as  to  whether  such  segregation  should  be  implemented  to  a  vote  of  all  affected  Owners and  as  appropriate,  segregating  the  assets  of  any  appropriate  group  (i.e.,  variable  annuity   or variable life  insurance  contract  Owners  of  one  or  more  Participating  Insurance  Companies)  that votes in  favor  of  such  segregation,  or  offering  to  the  affected  Owners  the  option  of  making  such a  change;  and   (c)  establishing  a  new   registered   management  investment  company   (or  series thereof)  or  managed  separate  account  and  obtaining  any  necessary  approvals  or  orders  of  the SEC  in   connection   therewith.     If  a   material   irreconcilable   conflict   arises   because   of   the Company's  decision   to   disregard   Owner   voting   instructions,  and   that   decision   represents   a minority  position   or  would  preclude   a  majority   vote,  the  Company  may  be   required,  at  the election of  the  Trust  to  withdraw  the  Separate  Account's  investment  in  the  Trust,  and  no  charge or  penalty  will  be  imposed  as  a  result   of  such   withdrawal.    The  responsibility   to   take  such remedial  action  shall  be  carried  out  with  a  view  only  to  the  interests  of  the  Owners.    For  the purposes of  this  Article,  a  majority  of  the  disinterested  members  of  the  Board  shall  determine whether or  not  any  proposed  action  adequately  remedies  any  irreconcilable  material  conflict  but in no  event  will  the  Portfolio(s)  or  its  investment  adviser  (or  any  other  investment  adviser  of  the Portfolio) be  required  to  establish  a  new  funding  medium  for  any  Variable  Contract.   Further,  the Company  shall   not  be  required  by   this   Article   to  establish  a  new  funding   medium   for   any Variable Contracts  if  any  offer  to  do  so  has  been  declined  by  a  vote  of  a  majority  of  Owners materially and  adversely  affected  by  the irreconcilable material  conflict.

7.5       The  Board's  determination  of  the  existence  of  an  irreconcilable  material  conflict  and  its implications shall  be  made  known  promptly  and in writing  to  the  Company.

7.6       No  less  than  annually,  the  Company  shall  submit  to  the  Board  such  reports,  materials  or data  as  the  Board  may  reasonably  request  so  that  the  Board  may  fully  carry  out  its  obligations. Such reports,  materials,  and  data  shall  be  submitted  more  frequently  if  deemed  appropriate  by  the Board.

7.7      If  and  to  the  extent  that  the  SEC  promulgates  new  rules  or  regulations   with  respect   to mixed or  shared  funding  on  terms  and  conditions  materially  different  from  those  contaiiled  in  the Mixed  and   Shared   Funding   Exemptive   Order,   then   (a)   the   Trust   and/or   the   Participating Insurance Companies  as  appropriate,  shall  take  such  steps  as  may  be  necessary  to  comply  with such rules  and  regulations,  as  adopted,  to  the  extent  such  rules  are  applicable;  and  (b)  this  Article Vll shall  be  deemed  to  incorporate  such  new  terms  and  conditions, and any  term  or  condition  of this Article  VII  that  is  inconsistent  therewith,  shall  be  deemed  to  be  succeeded  thereby.

7.8       The  Company  acknowledges  it  has  been  advised  by  the  Trust  that  it  may  be  appropriate for the  Company  to  disclose  the  potential  risks  of  mixed  and  shared  funding  in  prospectuses  or other applicable  disclosure  documents.                                 ·

Article VIII.  Voting

8.1       The  Company  will  provide  pass-through  voting  privileges  to  all  Owners  so  long  as  the SEC  continues  to  interpret  the  '40  Act  as  requiring  pass-through  voting  privileges  for  Owners. Accordingly,  the   Company,   where  applicable,   will   vote   Shares  of   the   Portfolio   held   in   its Separate  Accounts   in   a  manner   consistent  with   voting  instructions  timely received   from   its Owners.  The  Company  will  be  responsible  for  assuring  that  each  of  its  Separate  Accounts  that participates   in   the   Trust   calculates   voting   privileges   in   a   manner   consistent    with   other Participating Insurance  Companies.  The  Company  will  vote  Shares  for  which  it  has  not  received timely voting  instructions,  as  well  as  Shares  it  owns,  in  the  same  proportion  as  its  votes  those Shares  for  which   it  has   received   voting  instructions.   The  Company  and  its   agents  shall   not oppose or  interfere  with  the  solicitation  of  proxies  for  Trust  Shares  held  for  such  Owners.   The Company shall  fulfill  its  obligation  under,  and  abide  by  the  terms  and  conditions  of,  the  Mixed  and Shared Funding  Exemptive  Order  as  communicated  by  the  Trust  (in  addition  to  those  specified  in this Agreement)  and  any  reasonable  standards  that  the  Trust  may  adopt  and  provide  in  writing.

Article IX.  Indemnification

9.1       Indemnification  by  the  Company.   Subject  to  Section  9.3  below,  the  Company  agrees  to indemnify and  hold  harmless  the  Trust  and  the  Distributor,  and  each  of  their  trustees,  directors, members,  principals,   officers,  partners,  employees   and  agents and  each  person,  if  any,   who controls the  Trust  or  the  Distributor  within  the  meaning  of  Section  15  of  the  '33  Act  (collectively, the "Indemnified   Parties"  for  purposes  of  this  Section  9.1)  against  any  and  all  losses,  claims, damages,  liabilities   (including   amounts   paid   in   settlement   with   the   written   consent   of   the Company, which  consent  shall  not  be  unreasonably  withheld)  or  litigation  (including  reasonable legal and  other   expenses),  to   which  the  Indemnified   Parties  may  become  subject   under   any statute,  regulation,   at   common   law   or   otherwise,   insofar   as   such   losses,  claims,  damages, liabilities or  expenses  (or  actions  in  respect  thereof)  or  settlements are related  to  the  sale  or acquisition of  the  Trust's  Shares  or  the  Variable  Contracts  and:

(i)       arise  out  of  or  are  based upon any  untrue  statements  or alleged untrue  statements of  any  material  fact  contained  in   the  registration  statement  or  prospectus  for   the  Variable Contracts or  contained  in  the  Variable  Contracts  (or  any  amendment  or  supplement  to  any  of  the foregoing) (which  shall  include  a  written  description  of  a  Variable  Contract  that is not  registered under the  33  Act),  or  arise  out  of  or are based upon the  omission  or  the  alleged  omission  to  state therein a  material  fact  required  to.be stated therein  or  necessary  to  make  the  statements  therein not misleading,  provided  that  this  agreement  to  indemnify  shall not apply  as  to  any  Indemnified Party  if  such  statement  or  omission  or  such  alleged  statement  or  omission  was  made  in  reliance upon  and  in  conformity with  information  furnished  to  the  Company  by  or  on   behalf  of   an Indemnified Party  for  use  in  the  registration  statement  or  prospectus  for  the  Variable  Contracts  or in  the  Variable  Contracts  or  sales  literature  (or  any  amendment  or  supplement) or otherwise  for use in  connection with the  sale  of  the  Variable  Contracts  or  Trust  Shares;  or

(ii)       arise  out of or as a  result  of  statements  or  representations  (other  than  statements  or representations contained  in  the  registration statement, prospectus  or  sales  literature  of  the  Trust not supplied by the Company,  or persons under  its  control)  or  wrongful  conduct  of  the  Company or persons  under  its  control,  with  respect  to  the  sale  or  distribution  of  the  Variable Contracts or Trust Shares;  or

(iii)     arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of  a  material  fact contained  in   a   registration  statement,  prospectus,  or   sales   literature  of   the   Trust   or   any amendment thereof  or  supplement  thereto  or  the  omission  or  alleged  omission  to  state  therein  a material fact  required  to  be  stated  therein  or  necessary  to  make  the  statements  therein  not misleading if  such  statement  or  omission or such  alleged  statement or omission  was  made  in reliance upon  and  in  conformity  with  information  furnished  to  the  Trust  by  or  on  behalf  of  the Company; or

(iv)     arise  as  a  result  of  any  material  failure  by  the  Company  to  provide  the  services and furnish  the  materials  under  the  terms  of  this  Agreement  (including  a   failure,  whether unintentional or   in   good  faith  or  otherwise,  to   comply  with  the  qualification  requirements specified in  Section  4.4  of  this  Agreement;  or

(v)       arise  out  of  or   result  from  any  material  breach  of  any  representation  and/or warranty made  by  the  Company  in  this  Agreement  or  arise  out  of  or  result  from  any  other material breach  of  this  Agreement  by  the  Company.

(b)       The  Company  shall  not  be  liable  under  this  indemnification  provision  with  respect to any  losses,  claims,  damages,  liabilities or litigation  incurred  or  assessed  against  an Indemnified Party  as  such  may  arise  from  such  Indemnified  Party's  willful  misfeasance,  fraud bad faith,  or  gross  negligence  in  the  performance  of  such  Indemnified  Party's duties or  by  reason of such  Indemnified Party's reckless  disregard  of  obligations  or  duties  under  this  Agreement.

(c)       The  Company  shall  not  be  liable  under  this  indemnification  provision  with  respect to any  claim  made  against  an  Indemnified  Party  unless  such  Indemnified  Party  shall  have notified the  Company  in  writing  within  a  reasonable  time  after  the  summons  or  other  first  legal process giving  information  of   the  nature  of  the claim  shall  have  been  served  upon  such Indemnified Party  (or  after  such  Indemnified Party shall  have  received  notice  of  such  service  on any designated  agent),  but  failure  to  notify  the  Company  of  any  such  claim  shall not relieve  the Company from  any  liability  which  it  may  have  to  the  Indemnified  Party  against  whom  such action is  brought  otherwise  than  on  account  of  this  indemnification  provision.  In  case  any such action is  brought  against  an  Indemnified  Party,  the  Company  shall  be entitled to  participate  at  its Otwn  expense  in  the  defense  of  such  action.  The  Company  also  shall  be  entitled  to  assume  the defense thereof, with  counsel  satisfactory to the  party  named  in  the  action.  After  notice  from  the Company to  such  party  of  the  Company's  election to assume the defense  thereof,  the Indemnified Party  shall  bear the fees  and  expenses  of  any  additional  counsel  retained  by  it,  and the  Company  will   not  be  liable  to  such  party  under  this  Agreement  for  any  legal  or  other expenses subsequently  incurred  by  such  party  independently  in  connection  with  the  defense thereof other  than  reasonable  costs  of  investigation.

9.2       Indemnification  by  the  Trust  and  the  Distributor.

(a)       Subject  to  Section  9.3  below,  the  Trust  and  the  Distributor  agree  to  indemnify  and hold hannless  the  Company  and  each  of  its  directors,  officers,  employees,  and  agents  and  each person, if  any,  who  controls  the  Company  within  the  meaning  of  Section  15  of  the  '33  Act (collectively, the  "Indemnified  Parties"  for  the  purposes  of  this  Section 9.2) against  any  and  all losses, claims,  damages,  liabilities  (including  amounts  paid  in  settlement  with  the  written  consent of the  Trust  and  the  Distributor  which  consent  shall not be  unreasonably  withheld)  or  litigation (including reasonable  legal  and  other  expenses)  to  which  the  Indemnified  Parties  may  become subject under  any  statute,  or  regulation,  at  common  law  or  otherwise,  insofar  as  such  losses, claims, damages, liabilities or  expenses  (or  actions  in  respect  thereof)  or  settlements  are related to the  sale  or  acquisition  of  the  Trust's  Shares  or  the Variable Contracts  and:

(i)       arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged  untrue  statement  of any material  fact  contained  in  the  registration  statement  or  prospectus  of  the  Trust  (or  any amendment or  supplement  to  any  of  the  foregoing),  or  arise  out  of  or  are  based  upon  the omission or  the  alleged  omission  to  state  therein  a  material  fact  required  to  be  stated  therein  or necessary to  make  the  statements therein  not  misleading,  provided  that  this   agreement  to indemnify shall  not  apply  as  to  any  Indemnified  Party  if  such  statement  or  omission  or  such alleged statement or omission  was  made  in  reliance  upon  and  in  conformity  with  information furnished to  the  Trust  or  the  Distributor  by   or  on  behalf  of   the  Company  for   use  in   the registration statement or  prospectus  for  the  Trust  (or  any  amendment  or  supplement)  or otherwise for  use  in  connection with the  sale  of  the  Vanable  Contracts  or  Shares;  or

(ii)      arise  out  of  or  as  a  result  of  statements  or  representations  (other  than  statements  or representations contained  in  the  registration  statement,  prospectus  or  sales  literature  for  the Variable Contracts  not  supplied  by  the  Trust  or  the  Distributor  or  persons  under  its  control)  or wrongful conduct  of  the  Trust  or  the  Distributor  or  persons  under  their  control,  with  respect  to the sale  or  distribution  of  the  Variable  Contracts  or  Shares;  or

(iii)     arise  out  of  any  untrue  statement  or  alleged  untrue  statement of a  material  fact contained in  a  registration  statement  or  prospectus  covering  the  Variable  Contracts,  or  any amendment thereof  or  supplement  thereto  or  the  omission  or  alleged  omission  to  state  therein  a material fact  required  to  be  stated  therein  or  necessary  to  make  the  statements  therein  not misleading if  such  statement  or  omission  or  such  alleged  statement or omission  was  made  in reliance upon and  in  conformity  with  information  furnished  to  the  Company  for  inclusion  therein by or  on  behalf  of  the  Trust  or  the  Distributor;  or                           ·

(iv)        arise as  a  result  of  a  failure  by  the  Trust  or  the  Distributor  to  provide  the  services and  furnish  the  materials  under  the  terms  of  this  Agreement  (including  a  failure  of  the  Trust, whether unintentional  or  in  good  faith  or  otherwise,  to  comply  with  the  diversification   and  other qualification requirements  specified  in  Sections  4.7  and  4.8  of  this  Agreement);  or

(v)       arise  out  of   or   result   from   any   material   breach   of   any   representation   and/or warranty made  by  the  Trust  or  the  Distributor  in  this  Agreement  or  arise  out  of  or  result  from  any O>ther material  breach  of  this  Agreement  by  the  Trust  or  the  Distributor;

(b)         The  Trust   and   the   Distnbutor   shall   not   be  liable  under   this   indemnification provision  with   respect   to   any   losses,   claims,  damages,   liabilities   or   litigation   to   which   an Imdemnified Party  would  otherwise  be  subject  by  reason  of  such  Indemnified   Party's   willful misfeasance, fraud,  bad  faith,  or  gross  negligence  in  the  performance  ofsuh  Indemnified  Party's duties  or  by  reason  of  such  Indemnified  Party's   reckless  disregard  of  obligations   and  duties under this  Agreement.

(c)       The Trust or  the  Distributor,  as  the  case  may  be,  shall  not  be  liable  under  this indemnification  provision  with  respect  to  any  claim  made  against  an  Indemnified   Party  unless s11ch Indemnified  Party  shall  have  notified  the  Trust  or  the  Distributor,  as  the  case  may  be,  in writing    within   a   reasonable   time   after   the   summons   or   other   first   legal   process   giving information  of  the  nature  of  the  claim  shall  have  been  served  upon  such  Indemnified  Party (or after such  Indemnified  Party  shall  have  received  notice  of  such  service  on  any  designated  agent), but failure  to  notify  the  Trust  or  the  Distributor  of  any  such  claim  shall  not  relieve  the  Trust  or the Distributor  from  any  liability  which  it  may  have  to  the  Indemnified  Party  against  whom  such action is  brought  otherwise  than  on  account  of  this  indemnification  provision.   In  case  any  such action is  brought  against  the  Indemnified  Parties,  the  Trust  or  the  Distributor  shall  be  entitled  to participate  at  its  own  expense  in  the  defense  thereof.  The  Trust  or  the  Distributor  also  shall  be entitled to assume the  defense  thereof,  with  counsel  satisfactory  to  the  party  named  in  the  action. After  notice  from  the  Trust  or  the  Distributor  to  such  party  of  the  Trust's   or  the  Distributor's election to  assume  the  defense  thereof,  the  Indemnified  Party  shall  bear  the  fees  and  expenses  of any additional  counsel  retained  by  it,  and  the  Trust  or  the  Distributor  will  not  be  liable  to  such party under  this  Agreement  for  any  legal  or  other  expenses  subsequently  incurred  by  such  party independently   in    connection    with    the   defense    thereof    other    than    reasonable    costs    of investigation.

9.3       Indemnification  for  Errors.   In  the  event  of  any  error  or  delay  with  respect  to  information regarding  the  purchase,  redemption,  transfer  or  registration  of  Shares  of  the  Trust,  the  parties agree that  each  is  obligated  to  make  the  Separate  Accounts  and/or  the  Trust,  respectively,  whole for any  error  or  delay  that  it  causes,  subject  in  the  case  of  pricing  errors  to  the  related  Portfolio's policies on  materiality  of  pricing  errors.   In  addition,  each  party  agrees  that  neither  will  receive compensation  from  the  other  for  the  administrative   costs  of  any  reprocessing   necessary   as  a result of  an  error  or  delay.     Each  party  agrees  to  provide  the  other  with  prompt  notice  of  any errors or  delays  of  the  type  referred  to  in  this  Section.   The  Company  and  the  Trust  agree  that Eaton Vance  Pricing  Error  Procedures  shall  govern.

9.4       The  Company  agrees  to  notify  Trust  and  the  Distributor  promptly  of  the  commencement of any  litigation  or  proceedings  against  it  or  any  of  its  officers  or  directors  in  connection  with  the issuance or  sale  of  the  Variable  Contracts  or  the  operation  of  the  Separate  Accounts.

Article X.  Tenn;  Termination

1 0.1     This Agreement  shall  be  effective  as  of  the  date  hereof  and  shall  continue  in  force  until terminated in  accordance  with  the  provisions  herein.

10.2        This Agreement  shall  terminate  in  accordance  with  the  following  provisions:  .

(a)      At  the  option  of  the  Company  or  the  Trust  at  any  time  from the date  hereof  upon ninety (90)  days  notice,  unless  a  shorter  time  is  agreed  to  by  the  parties;

(b)       At  the  option  of  the  Company,  if  Trust  Shares  are  not  reasonably  available  to meet  the  requirements  of  the  Variable  Contracts  as  determined  by  the  Company,  provided, however, that  such  termination  shall  apply  only  to  the  Portfolio(s)  not  reasonably  available. Prompt  advance  notice  of   election  to  terminate  shall  be  furnished  by   the   Company,  said tennination to  be  effective  ten  days  after  receipt  of  notice  unless  the  Trust  makes  available  a sufficient number  of  Shares  to  reasonably  meet  the  requirements  of  the  Variable  Contracts  within said ten-day  period;   .

(c)      At  the  option  of  the  Company,  upon  the  institution  of  formal  proceedings  against the Trust  or  the  Distributor  by  the  SEC,  the  National  Association  of  Securities  Dealers,  Inc., FINRA or  any  other  regulatory  body,  the  expected  or  anticipated  ruling, judgment or  outcome  of which would,  in  the  Company's  reasonable  judgment,  materially  impair  the  Trust's   ability  to meet and  perform  the  Trust's  obligations  and  duties  hereunder.   Prompt  notice  of  election  to tenninate shall  be  furnished  by  the  Company  with  said  termination  to  be  effective  upon  receipt of notice;

(d)      At  the  option  of  the  Trust,  upon  the  institution  of  formal  proceedings  against   the Company by  the  SEC,  FINRA,  or  any  other  regulatory  body,  the  expected  or  anticipated  ruling, judgment or  outcome  of  which  would,  in  the  Trust's  reasonable  judgment,  materially  impair  the Company's ability  to  meet  and  perform  its  obligations  and duties hereunder.  Prompt  notice  of election to  terminate  shall  be  furnished  by  the  Trust  with  said  termination  to  be  effective  upon receipt of  notice;

(e)       In  the  event  the  Trust's  Shares  are  not  registered,  issued  or  sold  in  accordance with  applicable state  or  federal  law,  or  such  law  precludes  the  use  of  such  Shares  as  the underlying investment  medium  of  Variable Contracts issued  or  to  be  issued  by  the  Company. Termination shall  be  effective  upon  such  occurrence  without  notice;

(f)        At  the  option  of  the  Trust  if  the  Variable  Contracts  cease  to  qualify  as  annuity contracts or  life  insurance  contracts,  as  applicable,  under  the  Code.    Termination  shall  be effective upon  receipt  of  notice  by  the  Company;

(g)      At  the  option  of  the  Company,  upon the Trust's  or  the  Distributor's  breach of any material provision  of this Agreement,  which  breach  has  not  been  cured  to  the  satisfaction  of  the Company within  ten  days  after  written  advance  notice  of  such  breach  is  delivered  to  the  Trust;

(h)       At  the  option  of  the  Trust,  upon  the  Company's breach of  any  material  provision of this  Agreement,  which  breach  has  not  been  cured  to  the  satisfaction  of  the  Trust  within  ten days after  written  advance  notice  of  such  breach  is  delivered  to  the  Company;

(i)        At  the  option  of  the  Trust,  if  the  Variable  Contracts  are  not  registered,  issued  or sold  in accordance with  applicable  federal  and/or  state  law. Termination shall  be  effective immediately upon  such  occurrence  without  notice;

G)       At   the   option   of   the   Company   if   the   Trust   or   a   Portfolio   fails   to   meet   the diversification requirements  specified  in  Section  4.7  hereof;  or

(k)         At  the   option   of   the  Company,  if   a  Portfolio   fails  to  qualify   as   a   Regulated Investment Company  under  Subchapter  M  of  the  Code;  or

(1)       In  the  event  this  Agreement  is  assigned  without  the  prior  written  consent  of  the Company, the  Trust,   and  the  Distributor,  termination  shall  be  effective  immediately  upon  such occurrence without  notice.

1 0.3     Notwithstanding  any  termination  of  this  Agreement  pursuant  to  Section  10.2  hereof,  the Trust, at  the  option  of  the  Company,  will  continue  to  make  available  additional  Trust  Shares,  as provided  below,   pursuant   to   the   tenns   and   conditions   of   this   Agreement,   for   all   Variable Contracts in  effect  on  the  effective  date  of  termination  of  this  Agreement  (hereinafter  referred  to as "Existing  Contracts''),  unless  the  Distributor  requests  that  the  Company seek an  order  pursuant to Section  26(c)  of  the  1940  Act  to  permit  the  substitution  of  other  securities  for  shares  of  the Portfolio(s).  The  Distributor  agrees  to  split  the  cost  of  seeking  such  an  order,  and  the  Company agrees  that   it   shall   reasonably   cooperate  with   the  Distributor   and  seek  such   an   order   upon request.    Specifically, without  limitation,  the  Owners  of  the  Existing  Contracts  or  the  Company, whichever shall  have  legal  authority  to  do  so,  shall  be  permitted  to  reallocate  investments  in  the Portfolio(s),  redeem  investments   in  the  Trust  and/or  invest  in  the  Trust  upon  the  payment   of additional premiums  under  the  Existing  Contracts.

Article XI.  Notices

11.1    Any   notice   hereunder·   shall   be   given   by   registered   or   certified   mail   return   receipt requested or  via  overnight  delivery  to  the  other  party  at  the  address  of  such  party  set  forth  below or at  such  other  address  as  such  party  may  from  time  to  time  specify  in  writing  to the other  party.

If to  the  Trust

c/o Eaton  Vance  Distributors,  Inc.

Two International  Place

Boston, MA  02110:

Attention: Chief  Legal  Officer

If to  the  Distributor:

Eaton Vance  Distributors,  Inc.

Two International  Place Boston, MA  02110

Attention: Chief  Legal  Officer

If to  the  Company:

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  100

West Des  Moines, lA  50266

Attn:  Bill  Lowe

Notice shall  be  deemed  given  on  the  date  of  receipt  by  the  addressee  as  evidenced  by  the  return receipt.

Article XII.  MISCELLANEOUS

12.1     Privacy.   Each  party  hereto  acknowledges  that,  by  reason  of  its  performance  under  this Agreement,  it  may   have  access   to,  and  may   receive  from  the  other   party   (and  its   affiliates, partners  and   employees),   the   confidential   information   of   the   other   party   (and   its   affiliates, partners  and  employees),  including  but  not  limited  to  the  "nonpublic   personal  information"   of their consumers  within  the  meaning  of  SEC  Regulation S-P (collectively,  "Confidential Information").  Each  party  shall  hold  all  such  Confidential  Information  in  the  strictest  confidence and  shall  use  such  Confidential  Information  solely  in  connection  with  its  performance  under  this Agreement  and  for  the  business  purposes  set  forth  in  this  Agreement.   Under  no  circumstances may  a  party  cause  any  Confidential  Information  of  the  other  party  to  be  disclosed  to  any  third party or  reused  or  redistributed  without  the  other  party's  prior  written  consent.

12.2     Counterparts.   This    Agreement    may   be   executed   simultaneously    in    two   or   more counterparts, each  of  which  taken  together  shall  constitutone  and  the  same  instrument.

12.3     Severability.   If  any  provision  of  this  Agreement  shall  be  held  or  made  invalid  by  a  court decision, statute,  rule  or  otherwise,  the  remainder  of  the  Agreement  shall  not  be  affected  thereby.

12.4     Governing  Law.  This  Agreement  shall  be  construed  and the provisions  hereof  interpreted under and  in  accordance  with  the  laws  ofthe  State  of  New  York.   It  shall  also  be  subject  to  the provisions  of  the  federal  securities  laws  and  the  rules  and  regulations   thereunder  and  to  any orders of  the  SEC  granting  exemptive  relief  therefrom  and the conditions  of  such  orders.

12.5     Liability.   This  Agreement  has  been  executed  on  behalf  of  the  Trust  by  the  undersigned officer of  the Trust in  his  or  her  capacity  as  an  officer  of  the Trust.  The  obligations  of  this Agreement  shall   be  binding   upon   the   assets   and   property  of   the   Trust   and   each   respective Portfolio thereof  only  and  shall  not  be  binding  on  any  Directorffrustee,  officer  or  shareholder  of the Trust  individually.  In  addition,  notwithstanding  any  other  provision   of  this  Agreement,   no Portfolio shall  be  liable  for  any  loss,  expense,  fee,  charge  or  liability  of  any  kind  relating  to  or arising from  the  actions  or  omissions  of  any other Portfolio  or  from  the  application  of  this Agreement  to  any  other  Portfolio.     It  is   also  understood  that  each  of  the  Portfolios  shall   be deemed to  be  entering  into  a  separate  Agreement  with  the Company so  that  it  is  as if each  of  the Portfolios had  signed  a  separate  Agreement  with  the  Company  and  that  a  single  document  is being signed  simply  to  facilitate  the  execution  and  administration  of  the  Agreement.

12.6    Inquiries  and  Investigations.    Each  party shall cooperate  with  each  other  party  and  all appropriate governmental authorities  (including  without  limitation  the  SEC,  FINRA  and  state insurance regulators)  and  shall  permit  such  authorities  reasonable  access  to  its  books  and  records in connection  with  any  investigation,  examination  or  inquiry  relating  to  this  Agreement  or  the transactions contemplated  hereby.                                                 ·

1 2.7    Entire  Agreement.   This  Agreement  constitutes  the  entire  agreement  and  understanding between the  parties  hereto  and  supersedes  all  prior  agreement  and  understandings  relating  to  the S1lbject matter  hereof.

1 2.8     Amendment,  Waiver   and   Other  Matters.  Neither  this   Agreement,   nor   any   provision hereof, may  be  amended,  waived,  modified  or  terminated  in  any  manner  except  by  a  written instrument  properly  authorized  and  executed  by  all  parties  hereto.    The  rights,  remedies   and obligations contained  in  this  Agreement  are  cumulative  and  are  in  addition  to  any  and  all  rights, remedies and  obligations,  at  law  or  in  equity,  which  the  parties hereto are  entitled  to  under  state and federal  laws.

12.9     The  Portfolios  are  portfolio  series  of   a   Massachusetts  business  trust  fonned   under   a declaration of  trust.  The  obligations  of  this  Agreement  with  respect  to  each  Portfolio  are  binding only upon  the  assets  and  property  of  such  series  and  are  not  binding  upon  any  other  series  of  the Trust,  and  all  persons  dealing  with  a  Portfolio  must  look  solely  to  the  property  of  that Portfolio for satisfaction of  claims  of  any  nature  against  the  Portfolio,  as  neither  the  trustees,  officers,  employees nor shareholders  of  the  Trust  asswne  any personal liability  in  connection  with  its  business  or  for obligations entered  into  on  its  behalf.

IN WITNESS  WHEREOF,  the  parties  have  caused   their  duly  authorized  officers  to execute this  Fund  Participation  Agreement  as  of  the  date  and  year  first  above  written.

Eaton Vance  Variable  Trust

By./s/Barbra Campbell

Name: Barbara Campbell

Title: Treasurer

Eaton Vance  Distributors,  Inc.

By./s/ Sean P. Kelly

Name: Sean P. Kelly, CFA

Title: Senior  Vice  President

Midland National  Life  Insurance  Company

By:  /s/ William Lowe

Name:   William Lowe

Title:  President

24(b)(8)(m)	Participation agreement between Midland National Life Insurance Company and Franklin Templeton.

Participation Agreement

as of  January  1,  2012

Franklin Templeton  Variable  Insurance  Products  Trust

Franklin/Templeton Distributors,  Inc.

Midland National  Life  Insurance  Company

Sammons Financial  Network,  LLC

CONTENTS

Section      Subject  Matter

1.          Parties and  Purpose

2.        Representations and  Warranties

3.          Purchase and  Redemption  of  Trust  Portfolio  Shares

4.          Fees, Expenses,  Prospectuses,  Proxy  Materials  and  Reports

5.          Voting

6.          Sales Material, Information  and  Trademarks

7.          Indemnification

8.          Notices

9.          Termination

I 0.         Miscellaneous

Schedules to  this  Agreement

A.       The Company  and  its  Distributor

B.          Accounts ofthe  Company

C.          Available Portfolios  and  Classes  of  Shares  of  the  Trust

D.         Contracts ofthe  Company

E.          [this schedule is not  used]

F.          Rule 12b-l  Plans  ofthe  Trust

G.          Addresses for  Notices

H.          Shared Funding  Order

1.         Parties and  Purpose

This agreement  (the  "Agreement")  is  entered  by  and between certain  portfolios  and classes thereof,  specified  below  and  in  Schedule  C,  of  Franklin  Templeton  Variable Insurance Products Trust,  an  open-end  management  investment  company  organized  as  a  statutory  trust under Delaware  law  (the  "Trust"),  FrankJin/Templeton  Distributors,  Inc.,  a  California corporation which  is  the  principal  underwriter  for  the  Trust  (the  "Underwriter,"  and  together with the  Trust,  ''we"  or  "us"),  the  insurance  company  identified  on  Schedule  A  (together

''you") and  your  distributor,  on  your  own  behalf  and  on  behalf  of  each  segregated  asset account maintained  by  you  that  is  listed  on  Schedule  B,  as  that  schedule  may  be  amended from time  to  time  ("Account"  or  "Accounts").

The purpose  of  this  Agreement  is  to  entitle  you,  directly  on  behalf  of  the  Accounts,  to purchase the shares, and  classes  of  shares,  ofportfolios  ofthe Trust  ("Portfolios")  that  are identified on  Schedule  C,  consistent  with  the  terms  ofthe  prospectuses  of  the  Portfolios, solely for  the  purpose  of  funding  benefits  of  your  variable  life  insurance  policies  or  variable annuity contracts  ("Contracts")  that  are  identified  on  Schedule  D.  This  Agreement  does  not authorize any  other  purchases  or  redemptions  of  shares  of  the Trust.

2.          Representations and Warranties

2.1      Representations and  Warranties  by  You

You represent  and  warrant  that:

2.1.1      You are  an  insurance  company  duly  organized  and  in  good  standing under the  laws  of  your  state  of  incorporation.

2.1.2      All of  your  directors,  officers,  employees,  and  other  individuals  or entities dealing  with  the  money  and/or  securities  of  the  Trust  are  and  shall  be  at  all  times covered by  a  blanket  fidelity  bond or similar  coverage  for  the  benefit  of  the  Trust,  in  an amount not less  than  $5  million.  Such  bond  shall  include  coverage  for  larceny  and embezzlement and  shall  be  issued  by  a  reputable  bonding  company.   You  agree  to  make all reasonable efforts  to  see  that  this  bond  or  another  bond  containing  such  provisions  is  always in effect,  and  you  agree  to  notify  us  in  the event that such  coverage  no  longer  applies.

2.1.3      Each Account  is  a  duly  organized,  validly  existing  segregated  asset account under  applicable  insurance  law  and  interests  in  each  Account  are  offered  exclusively through the  purchase  of  or  transfer  into  a  "variable  contract"  within  the  meaning  of  such  terms under Section  817  of  the  Internal  Revenue  Code  of  1986,  as  amended  ("Code")  and  the regulations thereunder.   You  will  use  your  best  efforts  to  continue  to  meet  such  definitional requirements, and  will  notify  us  immediately  upon  having  a  reasonable  basis  for  believing that such  requirements have ceased  to  be  met  or  that  they  might  not  be  met  in  the  future.

2. I  .4      Each Account  either:  (i)  has  been  registered  or,  prior to any  issuance  or sale of  the  Contracts,  will  be  registered  as  a  unit  investment  trust  under  the  Investment Company Act  of  1940  ("1940  Act");  or  (ii)  has  not  been  so  registered  in  proper  reliance  upon an exemption  from  registration  under  Section  3(c)  of  the  1940  Act;  if  the  Account  is  exempt from registration  as  an  investment  company  under  Section  3(c)  of  the  1940  Act,  you  will  use your best  efforts  to  maintain  such  exemption  and  will  notify  us  immediately  upon  having  a reasonable basis  for  believing  that  such  exemption  no  longer  applies  or  might  not  apply  in  the future.

2.1.5      The Contracts  or  interests  in  the  Accounts:  (i)  are  or,  prior  to any issuance or  sale  will  be,  registered  as  securities  under  the  Securities  Act  of  1933,  as  amended (the "1933  Act");  or  (ii)  are  not  registered  because  they  are  properly  exempt  from  registration under Section  3(a)(2)  of  the  1933  Act  or  will  be  offered  exclusively  in  transactions  that  are properly exempt  from  registration  under  Section  4(2)  or Regulation D  of  the  1933  Act,  in which case  you  will  make  every  effort  to  maintain  such  exemption  and  will  notify  us immediately upon  having  a  reasonable  basis  for  believing  that  such  exemption  no longer applies or  might  not  apply  in  the  future.

2.1.6     The Contracts:  {i)  will  be  sold  by  broker-dealers,  or  their  registered representatives, who  are  registered  with  the  Securities  and Exchange Commission  ("SEC") under the  Securities Exchange Act  of  1934,  as  amended  (the  "1934  Act")  and  who  are members in good standing  of  the  Financial  Industry  Regulatory  Authority  ("FINRA"); (ii) will  be  issued  and  sold  in  compliance in all  material  respects  with  all  applicable  federal and state  laws;  and  (iii)  will  be  sold  in  compliance  in  all  material  respects  with  state  insurance suitability requirements  and FINRA suitability  guidelines.  Without  limiting  the  foregoing, you agree  that  in recommending to  a  Contract  owner  the  purchase,  sale  or  exchange  of  any subaccount units  under  the  Contracts,  you  shall  have  reasonable  grounds  for  believing  that  the recommendation is  suitable  for  such  Contract  owner  and,  to the extent  such  recommendations are made  by  broker-dealers  not  affiliated  with you, you  shall  require in written agreements with such  broker-dealers  that  they  have  reasonable  grounds  for  believing  that  such recommendation is  suitable  for  such  Contract  owner.

2.1.7       The Contracts  currently  are  and  will  be  treated  as  annuity  contracts  or life insurance  contracts  under  applicable  provisions  of  the  Code  and  you  will  use  your  best efforts to  maintain  such  treatment;  you  will  notify  us  immediately  upon  having  a  reasonable basis for  believing  that  any  of  the  Contracts  have  ceased  to  be  so  treated  or  that  they  might  not be so  treated  in  the  future.

2.1.8    The  fees  and  charges  deducted  under  each  Contract,  in  the aggregate, are reasonable  in  relation  to  the  services  rendered,  the  expenses  expected  to  be  incurred,  and the risks  assumed  by you.

2.1.9      You will ensure  that  no  Portfolio  fails  to  remain  eligible  for  "look through" treatment  under  Treasury  Regulation  l.817-5(f)  by reason of  a  current  or  future failure of  you,  the  Accounts,  or  the  Contracts  to  comply  with  any  applicable  requirements  of the Code  or  Treasury  Regulations.  You  will  notify  us  immediately  upon  having  any  basis  for believing that  the  failure  of  you,  the  Accounts  or  the  Contracts  to  comply  with  any applicable requirements of  the  Code  or Treasury Regulations  could  render a Portfolio  ineligible,  or jeopardize a  Portfolio's  eligibility,  for  "look-through"  treatment  under  Treasury  Regulation l.817-5(f).  In the event  of  such  a  failure,  you  will  take  all  necessary  steps  to  cure  such failure, including,  if  necessary,  obtaining  a  waiver  or  closing  agreement with respect  to  such failure from  the  Internal  Revenue  Service  (the  "IRS")  at  your  expense.

2.1.10   You will use  shares  of  the  Trust  only  for  the  purpose  of  funding benefits of  the  Contracts  through  the  Accounts.

2.1.11  Contracts  will  not  be  sold  outside of the  United  States.

2.1.1  2   With  respect  to  any  Accounts  which  are  exempt  from  registration  under the 1940  Act  in  reliance  on  Section  3(c)(  l)  or  Section 3(c)(7)  thereof:

2.1.12.1             the principal  underwriter  for  each  such  Account  and  any subaccounts thereof  is  a  registered  broker-dealer  with the SEC  under  the  1934  Act;

2.1.12.2             the shares  of  the  Portfolios  of  the  Trust  are  and  will continue to  be  the  only  investment  securities  held  by  the corresponding subaccounts;  and

2.1.12.3             with regard  to  each  Portfolio,  you,  on  behalf  of  the corresponding subaccount,  will:

(a)         vote such  shares  held  by  it  pursuant  to instructions from owners of  Contracts  or  in  the same proportion  as  the  vote  of  all  other  holders of such  shares;  and

(b)         refrain from  substituting  shares  of  another security for  such  shares  unless  the SEC has approved such  substitution  in  the  manner provided in  Section  26(c)  of  the  1940  Act.

2.2      Representations and Warranties by  the  Trust

The Trust  represents  and  warrants  that:

Delaware.

2.2.1      It is  duly  organized  and  in  good  standing  under  the  laws of the  State  of

2.2.2    All of  its  directors,  officers,  employees  and  others  dealing  with  the money and/or  securities  of  a  Portfolio  are  and  shall  be  at  all  times  covered  by  a  blanket fidelity bond  or  similar  coverage  for  the  benefit of the  Trust  in  an  amount  not  less  than  the minimum coverage  required  by  Rule  17g-1  or  other  regulations  under  the  1940  Act.   Such bond shall  include  coverage  for  larceny  and  embezzlement  and  be  issued  by  a  reputable bonding company.

.

2.2.3      It is  registered  as  an  open-end  management  investment company under the1940 Act.

2.2.4     Each class  of  shares  of  the Portfolios of  the  Trust  is  registered  under  the 1933 Act.

2.2.5      It will  amend  its  registration  statement  under  the  1933  Act  and  the 1940 Act  from  time  to  time  as  required  in  order  to  effect  the  continuous  offering  of  its shares.

2.2.6     It  will  comply,  in  all  material  respects,  with  the  1933 and I  940  Acts and the  rules  and  regulations  thereunder.

2.2.7       It  is  currently  qualified  as  a  "regulated  investment  company"  under Subchapter M  of  the  Code,  it  will  make  every  effort  to  maintain  such  qualification,  and  will notify you  immediately  upon  having  a  reasonable  basis  for  believing  that  it  has  ceased  to so qualify or  that  it  might  not  so  qualify  in  the future.

2.2.8     The Trust  will  use  its  best  efforts  to  comply  with  the  diversification requirements for variable  annuity,  endowment  or  life  insurance  contracts  set  forth  in Section 817(h)  ofthe  Code,  and  the  rules  and  regulations  thereunder,  including  without limitation Treasury Regulation  1.817-5.   Upon  having  a  reasonable  basis  for  believing  any Portfolio has  ceased  to  comply  and  will  not  be  able  to  comply  within  the  grace  period afforded by  Regulation  1.817-5,  the  Trust  will  notify you immediately  and  will  take  all reasonable steps  to  adequately  diversify  the  Portfolio  to  achieve  compliance.

2.2.9     It currently  intends  for  one  or  more  classes  of  shares  (each,  a  "Class")  to  make  payments  to  finance  its  distribution  expenses,  including  service  fees,  pursuant  to  a  plan ("Plan") adopted  under  rule  12b-1  under  the  1940  Act  ("Rule  12b-1"),  although  it  may determine to  discontinue  such  practice  in the future.  To  the  extent  that  any  Class  of  the  Trust finances its  distribution  expenses  pursuant  to  a  Plan  adopted  under  rule  12b-1,  the  Trust undertakes to  comply  with  any  then  current  SEC  interpretations  concerning  rule  12b-l  or any successor provisions.

2.3      Representations and  Warranties  by  the  Underwriter

The Underwriter  represents  and  warrants  that:

2.3.1      It is  registered  as  a  broker  dealer  with  the  SEC  under  the  1934  Act,  is  a member in  good  standing  ofFINRA,  and  is  duly  organized  and  in good standing  under  the laws of  its  state  of  incorporation.

2.3.2     Each investment  adviser  (each,  an  "Adviser")  of  a  Portfolio,  as indicated in  the  current  prospectus  of  the  Portfolio,  is  duly  registered  as  an  investment  adviser under the  Investment  Advisers  Act  of  1940,  as  amended  or  exempt  from  such  registration.

2.4      Warranty and  Agreement  by  Both  You  and  Us

We received  an  order  from  the SEC dated  November  16,  1993  (file  no.  812-8546), which was  amended  by  a  notice  and  an  order  we  received  on  September  17,  1999  and October 13,  1999,  respectively  (file  no.  812-11698)  (collectively,  the "Shared Funding Order," attached  to  this  Agreement  as  Schedule  H).  The Shared  Funding  Order  grants exemptions from  certain  provisions  of  the  1940  Act  and  the  regulations  thereunder  to  the extent necessary  to  permit  shares  of  the  Trust  to  be  sold  to  and  held  by  variable  annuity  and variable life  insurance  separate  accounts  of  both  affiliated  and  unaffiliated  life  insurance companies and  qualified  pension  and  retirement  plans outside the  separate  account  context.

2.4.1      You and  we  both  warrant  and  agree  that  both  you  and  we  will  comply  with  the "Applicants' Conditions"  prescribed  in  the  Shared  Funding  Order  as  though  such  conditions were set  forth  verbatim  in  this  Agreement,  including, without limitation,  the  provisions regarding potential  conflicts  of  interest  between  the  separate  accounts  which  invest  in  the

Trust and  regarding  contract  owner  voting  privileges.   In order for  the  Trust's  Board  of Trustees to  perform  its  duty  to  monitor  for conflicts of  interest,  you  agree  to  inform  us  of  the occurrence of  any  of  the  events  specified  in  condition  2  of  the  Shared  Funding  Order  to  the extent that  such  event  may  or  does  result  in  a  material  conflict  of  interest  as  defined  in  that order.

2.4.2      As covered  financial  institutions  we,  only  with  respect  to  Portfolio shareholders, and  you  each  undertake  and  agree  to  comply,  and  to  take  full  responsibility  in complying with  any  and  all  applicable  laws,  regulations,  protocols  and  other  requirements relating to  money  laundering  including,  without  limitation,  the  International  Money Laundering Abatement  and  Anti-Terrorist  Financing  Act  of2001  (Title  III  ofthe  USA PATRIOT Act).

3.          Purchase  and  Redemption  of  Trust  Portfolio  Shares

3.1        Availability of  Trust  Portfolio  Shares

3.1.1      We will  make  shares  of  the  Portfolios  available  to  the  Accounts  for  the benefit of the  Contracts.   The  shares  will  be  available  for  purchase  by  the  Accounts  at  the  net asset value  per  share  next  computed  after  we  (or  our  agent,  or  you  as  our  designee)  receive  a purchase order,  as  established  in  accordance  with  the  provisions  of  the  then  current  prospectus of the  Trust.   All  such  orders  are  subject  to  acceptance  by  us  and  by  the  Portfolio or its  transfer agent, and  become  effective  only  upon  confirmation  by  us.  Notwithstanding  the  foregoing,  the Trust's Board  ofTrustees  ("Trustees")  may  refuse  to sell shares  of  any  Portfolio  to  any person, or  may  suspend  or  terminate  the  offering  of  shares  of  any  Portfolio  if  such  action  is required by  law  or  by  regulatory  authorities  having  jurisdiction  or  if,  in  the  sole  discretion  of the Trustees,  they  deem  such  action  to  be  in  the  best  interests  ofthe  shareholders  of  such Portfolio.

3.1.2      Without limiting  the  other  provisions  of  this  Section  3.1,  among  other delegations by the Trustees,  the  Trustees  have  determined  that  there  is  a  significant  risk  that the Trust  and  its  shareholders  may  be  adversely  affected  by  investors  with  short  term  trading activity and/or  whose  purchase  and  redemption  activity  follows  a  market  timing  pattern  as defined in  the  prospectus  for  the  Trust,  and  have  authorized  the  Trust,  the  Underwriter  and  the Trust's transfer  agent  to  adopt  procedures  and  take  other  action  (including,  without  limitation, rejecting specific  purchase  orders  in  whole  or  in  part)  as  they  deem  necessary  to  reduce, discourage, restrict  or  eliminate  such  trading  and/or  market  timing  activity.   You agree that your purchases  and  redemptions  of  Portfolio  shares  are  subject  to,  and  that  you  will  assist  us in implementing,  the  Market  Timing  Trading  Policy  and  Additional  Policies  (as  described  in the Trust's  prospectus)  and  the  Trust's   restrictions  on  excessive  and/or  short  term  trading activity and/or  purchase  and  redemption  activity  that  follows  a  market  timing  pattern.  You further agree  to  cooperate  fully  in  the  implementation  and  fulfillment  of  the  Trust's obligations pursuant  to  Rule  22c-2  under  the  1940 Act.

3.1.3      We agree that  shares  of  the  Trust  will  be  sold  only  to:  (i)  life  insurance companies which  have  entered  into fund participation  agreements  with  the  Trust ("Participating Insurance  Companies")  and  their separate accounts  or  to  qualified  pension  and retirement plans  in  accordance  with  the  terms  of  the Shared Funding  Order;  and

(ii) investment  companies  in  the  form  of  funds  of  funds.   No  shares  of  any  Portfolio  will  be sold to  the  general  public.

3.2      Manual or  Automated  Portfolio  Share  Transactions

3.2.1      Section 3.3  of  this Agreement shall  govern  and  Section  3.4  shall  not  be operative, unless  we  receive  from  you  at  the  address  provided  in  the  next sentence, written notice that  you  wish  to  communicate,  process  and  settle  purchase  and  redemptions  for shares (collectively, "share  transactions")  via  the  Fund/SERV  and  Networking  systems  of  the National Securities  Clearing  Corporation  ("NSCC").   The  address  for  you  to  send  such written notice  shall  be:  Retirement  Services,  Franklin  Templeton  Investments, 910 Park  Place,  1st  Floor,  San  Mateo,  California  94403-1906.   After  giving  ten  (10)  days'  advance  written  notice  at  the  address  provided  in  the  previous  sentence  of  your  desire  to  use  NSCC processing, Section  3.4  ofthis  Agreement  shall  govern  and  Section  3.3  shall  not  be  operative.

3.2.2      At any  time  when,  pursuant  to  the  preceding  paragraph,  Section  3.4 of this Agreement  governs,  any  party  to  this  Agreement  may  send  written  notice  to  the  other parties that  it  chooses  to  end  the  use  of  the  NSCC  Fund/SERV  and  Networking  systems  and return to  manual  handling  of  share  transactions.   Such  written  notice  shall  be  sent:  (i)  if  from you to  us,  to  the  address  provided  in  the  preceding  paragraph;  (ii)  if  from  us  to  you,  to  your address in Schedule  G  ofthis  Agreement.   After  giving  ten  (10)  days'  advance  written  notice at the  address  as  provided  in  the  previous  sentence,  Section  3.3  of  this  Agreement  shall govern and  Section  3.4  shall  not  be  operative.

3.3        Manual  Purchase  and  Redemption

3.3.1    You are  hereby  appointed  as  our  designee  for  the  sole  purpose  of receiving from  Contract  owners  purchase  and  exchange  orders  and  requests  for  redemption resulting from  investment  in  and  payments  under  the  Contracts  that  pertain  to  subaccounts that invest  in  Portfolios  ("Instructions").   ..Business  Day"  shall  mean  any  day  on  which  the New York  Stock  Exchange  is  open  for  trading  and  on  which  the  Trust  calculates  its net asset value pursuant to the  rules  of  the SEC and  its  current  prospectus.  "Close  of  Trading"  shall mean the  close  of  trading  on  the  New  York  Stock  Exchange,  generally  4:00p.m.  Eastern Time. You  represent  and  warrant  that  all  Instructions  transmitted  to  us  for  processing  on  or  as of a  given  Business  Day  ("Day  1")  shall  have  been  received  in  proper  form  and  time stamped by you  prior  to  the  Close  of  Trading  on  Day  1.  Such  Instructions  shall  receive  the  share  price next calculated  following  the  Close  ofTrading  on  Day 1, provided  that  we  receive  such Instructions from  you  before  9:00a.m.  Eastern  Time  on  the  next Business Day  ("Day  2"). You represent  and  warrant  that  Instructions  received  in  proper  form  and  time  stamped  by  you after the Close  of  Trading  on  Day  1  shall  be  treated  by  you  and  transmitted  to  us  as  if  received on Day  2.  Such  Instructions  shall  receive  the  share  price  next  calculated  following  the  Close ofTrading  on  Day  2.   You  represent  and  warrant  that  you  have,  maintain  and  periodically  test, procedures and  systems  in  place  reasonably  designed  to  prevent  Instructions  received  after  the Close of  Trading  on  Day  1  from  being  executed  with  Instructions  received  before  the Close of Trading on  Day  1.  All  Instructions  we  receive  from  you  after  9:00  a.m.  Eastern  Time  on

Day 2  shall  be  processed  by  us  on  the following Business  Day  and  shall  receive  the  share price next  calculated  following  the  Close  of  Trading  on  Day  2.

3.3.2      We shall  calculate  the  net  asset  value  per  share  of  each  Portfolio  on each Business  Day,  and  shall  communicate  these  net  asset  values  to  you  or  your  designated agent on  a  daily  basis  as  soon  as  reasonably  practical  after  the  calculation  is  completed (normally by  6:30p.m.  Eastern  Time).

3.3.3      You shall  submit  payment  for  the  purchase  of  shares  of  a  Portfolio  on behalf of  an  Account  in  federal  funds  transmitted  by  wire  to  the  Trust  or  to  its  designated custodian, which  must  receive  such  wires  no  later  than  the  close  of  the Reserve Bank,  which is currently  6:00  p.m.  Eastern  Time,  on  the  same  Business  Day  on  which  such  purchase  orders are transmitted  to  us  for  processing  on  that  Business  Day  in  conformance  with  section  3.3.1.

3.3.4      We will  redeem  any  full  or  fractional  shares  of  any  Portfolio,  when requested by  you  on  behalf  of  an  Account,  at  the  net  asset  value  next  computed  after  receipt by us  (or our agent  or  you  as  our  designee)  of  the  request  for  redemption,  as  established  in accordance with  the  provisions  of  the  then  current  prospectus  of  the  Trust.   We  shall  make payment for such  shares  in  the  manner  we  establish  from  time  to  time,  but  in  no  event  shall payment be  delayed  for  a  greater  period than is  permitted  by the 1940  Act.

3.3.5      Issuance and  transfer  of  the  Portfolio  shares  will  be  by  book  entry  only. Stock certificates  will  not  be  issued  to  you  or  the  Accounts.  Portfolio  shares  purchased  from the Trust  will  be  recorded  in  the  appropriate  title  for  each  Account  or  the  appropriate subaccount of  each  Account.

3.3.6      We shall  furnish,  on  or  before  the  ex-dividend  date,  notice  to you of any income  dividends  or  capital  gain  distributions  payable  to  the  Accounts  on  the  shares  of any Portfolio.   You  hereby  elect  to  receive  all  such  income  dividends  and  capital  gain distributions as  are  payable  on  shares  of  a  Portfolio  in  additional  shares  ofthat Portfolio, and you reserve  the  right  to  change  this  election  in  the  future.   We will notify  you  of  the  number of shares  so  issued  as  payment  of  such  dividends  and  distributions.

3.3.7     Each party  to  this  Agreement  agrees  that,  in  the  event  of  a  material error resulting  from  incorrect  information  or  confirmations,  the  parties  will  seek  to  comply  in all material  respects  with  the  provisions  of  applicable  federal  securities  laws.

3.4        Automated Purchase  and  Redemption

3.4.1      "Fund/SERV" shall  mean  NSCC's  Mutual  Fund  Settlement,  Entry  and Registration Verification  System,  a  system  for  automated,  centralized  processing  of  mutual fund purchase  and  redemption  orders,  settlement,  and  account  registration; ''Networking" shall mean  NSCC's  system  that  allows  mutual  funds  and  life  insurance  companies  to exchange account  level  information  electronically;  and  "Settling  Bank"  shall  mean  the  entity appointed by  the  Trust  or  you,  as  applicable,  to  perform  such  settlement  services  on  behalf  of the Trust  and  you,  as  applicable,  which  entity  agrees  to  abide  by  NSCC's  then  current  rules and procedures  insofar  as  they  relate  to  same  day  funds settlement.  In all cases,  processing and settlement  of  share  transactions  shall  be  done  in  a  manner  consistent  with  applicable  law.

3.4.2     You are  hereby  appointed  as  our  designee  for  the sole purpose  of receiving from  Contract  owners  purchase  and  exchange  orders  and  requests  for  redemption resulting from  investment  in  and  payments  under  the  Contracts  that  pertain  to  subaccounts that invest  in Portfolios ("Instructions").  "Business Day"  shall  mean  any  day  on  which  the New York  Stock  Exchange  is  open  for  trading  and  on  which  the  Trust  calculates  its  net  asset value pursuant to the  rules  of  the  SEC  and  its  current  prospectus.  "Close  of  Trading"  shall mean the  close  oftrading  on  the  New  York  Stock  Exchange,  generally  4:00p.m.  Eastern Time. Upon  receipt  of  Instructions,  and  upon  your  determination  that  there  are  good  funds with respect  to  Instructions  involving  the  purchase  of  shares, you will  calculate  the  net purchase or  redemption  order  for  each  Portfolio.

3.4.3     On each  Business  Day,  you  shall  aggregate  all  purchase  and redemption orders  for  shares  of  a  Portfolio  that  you received prior  to  the  Close  of  Trading.  You represent and  warrant  that  all  orders  for  net  purchases  or  net redemptions derived  from Instructions received  by  you  and transmitted to  Fund/SERV  for  processing  on  or  as  of  a  given Business Day  ("Day  1")  shall  have  been received in  proper  form  and  time  stamped  by  you  prior  to  the  Close  of Trading on  Day  I.   Such  orders  shall  receive  the share price  next  calculated  following  the  Close  of  Trading  on  Day  1,  provided  that  we  receive  Instructions  from Fund/SERV by  6:30a.m.  Eastern  Time  on  the  next  Business  Day  ("Day  2").   You  represent  and  warrant  that  orders  received  in  good  order  and  time stamped by  you  after  the  Close of Trading  on  Day  I  shall  be  treated  by  you  and  transmitted  to  Fund/SERV  as  if  received  on  Day  2.  Such  orders  shall  receive  the  share  price  next  calculated  following  the  Close of Trading on  Day  2.  All  Instructions  we  receive  from  Fund/SERV  after  6:30a.m. Eastern Time  on  Day  2  shall  be  processed  by  us  on  the  following  Business  Day  and  shall  receive  the  share  price  next  calculated  following  the  close  oftrading   on  Day  2.   You  represent  and  warrant  that  you  have,  maintain  and  periodically  test,  procedures  and   systems  in  place  reasonably  designed  to  prevent  orders  received  after  the  Close  of  Trading  on  Day  1  from being executed  with  orders  received  before  the  Close ofTrading on  Day  I,  and  periodically monitor the  systems  to  determine  their  effectiveness.  Subject  to  your  compliance  with  the foregoing, you  will  be  considered  the  designee  of  the  Underwriter  and  the  Portfolios,  and  the Business Day  on  which  Instructions  are  received  by  you  in  proper form prior to the  Close  of Trading will  be  the  date  as  of  which  shares  of  the  Portfolios  are  deemed  purchased, exchanged or redeemed  pursuant  to  such  lnstructions.   Dividends  and  capital  gain distributions will  be  automatically  reinvested at net  asset  value  in  accordance  with  the Portfolio's then  current  prospectus.

3.4.4      We shall  calculate  the  net  asset  value  per  share  of  each  Portfolio  on each Business Day, and  shall  furnish  to  you  through  NSCC's  Networking  or  Mutual  Fund Profile System: (i)  the  most  current  net  asset  value  information  for  each  Portfolio;  and  (ii)  in the case  of  fixed  income funds that  declare  daily  dividends, the daily  accrual  or  the  interest rate factor.  All  such  information  shall  be  furnished  to  you  by  6:30p.m.  Eastern Time on each Business Day  or  at  such  other  time  as that information  becomes  available.

3.4.5      You will  wire  payment  for  net  purchase  orders  by  the  Trust's  NSCC Firm Number,  in  immediately  available  funds,  to  an  NSCC  settling  bank  account  designated by you  in  accordance  with  NSCC  rules  and  procedures  on  the  same  Business  Day  such purchase orders  are  communicated  to  NSCC.  For  purchases  of  shares  of  daily  dividend accrual funds,  those  shares  will  not  begin  to  accrue  dividends  until  the  day  the  payment  for those shares  is  received.

3.4.6      We will redeem  any  full  or  fractional  shares  of  any  Portfolio,  when requested by  you  on  behalf  of  an  Account,  at  the  net  asset  value  next  computed  after  receipt by us  (or  our  agent  or  you  as  our  designee)  ofthe  request  for  redemption,  as  established  in accordance with  the  provisions  of  the  then  current  prospectus  ofthe  Trust.   NSCC  will  wire payment for  net  redemption  orders  by  the  Trust,  in  immediately  available  funds,  to  an  NSCC settling bank  account  designated  by  you  in  accordance  with  NSCC  rules  and  procedures  on the Business Day  such  redemption  orders  are  communicated  to  NSCC,  except  as  provided  in the Trust's  prospectus  and  statement  of  additional  information.

3.4.7      Issuance and  transfer  of  the  Portfolio  shares  will  be  by  book  entry  only. Stock certificates will  not  be  issued  to you or  the  Accounts.   Portfolio shares purchased  from the Trust  will  be  recorded  in  the  appropriate  title  for  each  Account  or  the  appropriate subaccount of  each  Account.

3.4.8  We  shall  furnish  through  NSCC's  Networking  or  Mutual  Fund  Profile System on  or  before  the  ex-dividend  date,  notice  to  you  of  any  income  dividends  or  capital gain distributions  payable  to  the  Accounts  on  the  shares  of  any  Portfolio.   You  hereby  elect  to receive all  such  income  dividends  and  capital  gain  distributions  as  are  payable  on  shares  of  a Portfolio in  additional  shares  of  that  Portfolio,  and  you  reserve  the  right to change  this

election in  the  future.   We will notify  you  of  the  number  of  shares  so  issued  as  payment  of such dividends  and  distributions.

3.4.9     All orders  are  subject  to  acceptance  by  Underwriter  and  become effective only  upon  confirmation  by  Underwriter.   Underwriter  reserves  the  right:  (i)  not  to accept any specific order  or  part of any  order  for  the  purchase  or  exchange  of  shares  through Fund/SERV; and  (ii)  to  require  any  redemption  order  or  any  part  of  any  redemption  order  to be settled  outside  ofFund/SERV,  in  which  case  the  order  or  portion  thereof  shall  not  be "confirmed" by  Underwriter,  but  rather  shall  be  accepted  for  redemption  in  accordance  with Section 3.4.11  below.

3.4.10  All  trades  placed  through  Fund/SERV  and  confirmed  by  Underwriter via Fund/SERV  shall  settle  in  accordance  with  Underwriter's  profile  within  Fund/SERV applicable to  you.   Underwriter  agrees  to  provide you with  account  positions  and  activity  data relating to share transactions  via  Networking.

3.4.11  If  on  any  specific  day  you  or  Underwriter  are  unable  to  meet  the  NSCC deadline for  the  transmission  of  purchase  or  redemption  orders  for  that  day,  a  party  may  at  its option transmit  such  orders  and  make  such  payments  for  purchases  and  redemptions  directly to you  or  us,  as  applicable,  as  is  otherwise  provided  in  the  Agreement;  provided,  however, that we  must  receive  written  notification  from  you  by  9:00  a.m.  Eastern  Time  on  any  day  that you wish to transmit  such  orders  and/or  make  such  payments  directly  to  us.

3.4.12  In  the  event  that  you  or  we are unable  to  or  prohibited  from electronically communicating,  processing  or  settling  share  transactions  via  Fund/SERV,  you

or we  shall  notify  the  other,  including  providing  the  notification  provided  above  in Section 3.4.11.   After  all  parties  have  been  notified,  you  and  we  shall  submit  orders  using manual transmissions  as  are  otherwise  provided  in  the  Agreement.

3.4.13  These  procedures  are  subject  to  any  additional  terms  in  each  Portfolio's prospectus and  the  requirements  of  applicable  law.  The  Trust  reserves  the  right,  at  its discretion and  without  notice,  to  suspend  the  sale  of  shares  or  withdraw  the  sale  of  shares  of any Portfolio.

3.4.14   Each  party  to  the  Agreement  agrees  that,  in  the  event  of  a  material  error resulting from  incorrect  information  or  confirmations,  the  parties  will  seek  to  comply  in  all material respects  with  the  provisions  of  applicable  federal  securities  laws.

3.4.15  You  and  Underwriter  represent  and  warrant  that  each:  (a)  has entered into an  agreement  with  NSCC;  (b)  has met and  will  continue  to  meet  all  of  the  requirements  to participate in  Fund/SERV  and  Networking;  (c)  intends  to  remain  at  all  times  in  compliance with the  then  current  rules  and  procedures  ofNSCC,  all  to  the  extent  necessary  or  appropriate to facilitate  such  communications,  processing,  and  settlement  of  share  transactions;  and  (d) will notify  the  other  parties  to  this  Agreement  ifthere   is  a  change  in  or  a  pending  failure  with respect to its  agreement  with  NSCC.

4.        Fees, Expenses,  Prospectuses,  Proxv  Materials  and  Reports

4.1       We shall pay  no  fee  or  other  compensation  to  you  under  this  Agreement  except as provided  on  Schedule  F, if attached.

4.2         We shall  prepare  and  be  responsible  for  filing  with  the  SEC,  and  any  state regulators requiring  such  filing,  all  shareholder  reports,  notices, proxy materials  (or  similar materials such  as  voting  instruction  solicitation  materials),  prospectuses  and  statements  of additional information  ofthe  Trust.   We  shall  bear  the  costs  of  preparation  and  filing  ofthe documents listed  in  the  preceding  sentence,  registration  and  qualification  ofthe  Trust's  shares ofthe  Portfolios.

4.3         We shall  use  reasonable  efforts  to  provide  you,  on  a  timely  basis, with such information about  the  Trust,  the  Portfolios  and  each  Adviser,  in  such  form  as  you  may reasonably require,  as  you  shall  reasonably  request  in  connection  with  the  preparation  of disclosure documents  and  annual  and  semi-annual  reports  pertaining  to  the Contracts.

4.4         At your  option,  we  shall  provide  you,  at  our  expense,  with  either:  (i)  for each Contract owner  who  is  invested  through  the  Account  in  a  subaccount  corresponding  to  a Portfolio ("designated  subaccount"),  one  copy  of  each  of  the  following  documents  on  each occasion that  such  document  is  required  by  law  or  regulation  to  be  delivered  to  such  Contract owner who  is  invested  in  a  designated  subaccount:  the  Trust's  current  prospectus,  including any profile  or  summary  prospectus  (if,  at  the  sole  discretion  of  the  Trust,  it  chooses  to  create or authorize  creation  of  such  short  profile  or  summary   prospectus),  annual  report,  semi annual report  and  other  shareholder  communications,  including  any  amendments  or supplements to  any  of  the  foregoing,  pertaining  specifically  to  the  Portfolios  ("Designated Portfolio Documents");  (ii)  a  camera  ready  copy  of  such  Designated  Portfolio  Documents  in  a form suitable  for  printing  and  from  which  information  relating  to  series  of  the  Trust  other  than the Portfolios  has  been  deleted  to  the  extent  practicable;  or  (iii)  a  .pdf  format  file  of  such Designated Portfolio  Documents  for  posting  on  your  website  or  using in other  electronic format.  In connection with  clause  (ii)  of  this  paragraph,  we  will  pay  for  proportional  printing costs for such Designated  Portfolio  Documents  in  order  to  provide  one  copy  for  each  Contract owner who  is  invested  in  a  designated  subaccount  on  each  occasion  that  such  document  is required by  law  or  regulation  to  be  delivered  to  such  Contract  owner,  and  provided  the appropriate documentation  is  provided and approved  by  us.  We  shall  provide  you  with  a  copy of the  Trust's  current  statement  of  additional  information,  including  any  amendments  or supplements, in  a  form  suitable  for  you  to  duplicate  or,  upon  your  request,  in  a  .pdf  format file. The  expenses  of  furnishing,  including  mailing  or  posting  on  your  website, to Contract owners the  documents  referred  to  in  this  paragraph  in  typeset  or electronic format  shall  be borne by  you.  For  each  of  the  documents  provided  to  you  in  accordance  with  clause  (i)  of  this paragraph 4.4,  we  shall  provide  you,  upon  your  request  and  at  your  expense,  additional copies. In  no  event  shall  we  be  responsible  for  the costs of  printing  or  delivery  of  Designated Portfolio Documents  to  potential  or  new  Contract  owners  or  the  delivery  of  Designated Portfolio Documents  to  existing  contract  owners.

4.5         We shall  provide  you,  at  our  expense,  with  copies  of  any  Trust-sponsored proxy materials  in such quantity  as  you  shall  reasonably  require  for  distribution  to  Contract owners who  are  invested  in  a  designated  subaccount.   You shall bear the costs  of  distributing proxy materials  (or  similar  materials  such  as  voting  solicitation  instructions)  to  Contract owners.

4.6        You assume  sole  responsibility  for  ensuring  that  the  Trust's  Designated Portfolio Documents  and  proxy  materials  are  delivered  to  Contract  owners  in  accordance  with applicable federal  and  state  securities  laws.  For  Designated  Portfolio  Documents  and  other Trust materials provided  by  you  on  your  website  or  by  other  electronic  means,  you  assume sole responsibility  for  ensuring  that  such  delivery  is  in  compliance  with  applicable  state  and federal requirements  pertaining  to  electronic  delivery,  including  consent,  access,  searchability by users, notice  and  evidence  of  delivery.

5.        Voting

5.1       All Participating  Insurance  Companies  shall  have  the  obligations  and responsibilities regarding  pass-through  voting  and  conflicts  of  interest  corresponding  to  those contained in  the  Shared  Funding  Order.

5.2        If and  to  the  extent  required  by  law,  you  shall:  (i)  solicit  voting  instructions from Contract owners;  (ii)  vote  the  Trust  shares  in  accordance  with  the  instructions  received from Contract  owners;  and  (iii)  vote  Trust  shares  owned  by  subaccounts  for  which  no instructions have been  received  from  Contract  owners  in  the  same  proportion  as  Trust  shares of such  Portfolio  for  which  instructions  have  been  received  from  Contract  owners;  so  long  as and to  the  extent  that  the  SEC  continues  to  interpret  the  1  940  Act to require  pass-through

voting privileges  for  variable  contract  owners.   You reserve the  right  to  vote  Trust  shares  held in any  Account  in  your  own  right,  to  the  extent  pennitted  by  law.

5.3        So long  as,  and  to  the  extent  that,  the  SEC  interprets  the  1940  Act  to  require pass-through voting  privileges  for  Contract  owners,  you  shall  provide  pass-through  voting privileges to  Contract  owners  whose Contract values  are  invested,  through  the  Accounts,  in shares of  one  or  more  Portfolios  of  the  Trust.   We  shall  require  all  Participating  Insurance Companies to  calculate  voting  privileges  in  the  same  manner  and  you  shall  be  responsible  for assuring that  the  Accounts  calculate  voting  privileges  in  the  manner  established  by  us.   With respect to  each  Account,  you  will  vote  shares  of  each  Portfolio  of  the  Trust  held  by  an Account and  for  which  no  timely  voting  instructions  from  Contract  owners  are  received  in  the same proportion  as  those  shares  held  by  that  Account  for  which  voting  instructions  are received. You  and  your  agents  will  in  no  way  recommend  or  oppose  or  interfere  with  the solicitation of  proxies  for  Portfolio shares held  to  fund  the  Contracts  without  our  prior  written consent, which  consent  may  be  withheld  in  our  sole  discretion.

6.          Sales Material,  Information and Trademarks

6.1        For purposes  of  this Section 6,  "Sales  Literature/  Promotional  Material" includes, but  is  not  limited  to, portions of  the  following  that  use  any  logo or other  trademark related to  the  Trust,  or  Underwriter  or  its  affiliates,  or  refer  to  the  Trust:  advertisements  (such as material  published  or  designed  for  use  in  a  newspaper,  magazine  or  other  periodical,  radio, television, telephone  or  tape  recording, videotape display, signs or  billboards,  motion  pictures, web-sites and  other  electronic  communications  or  other  public  media),  sales  literature  (i.e., any written  communication  distributed  or  made  generally  available  to  customers  or  the  public, including brochures,  circulars,  research  reports,  market  letters,  fonn  letters,  seminar  texts, reprints or  excerpts  or  any  other  advertisement,  sales  literature  or  published  article  or electronic communication),  educational  or  training  materials  or  other  communications distributed or  made  generally  available  to  some  or  all  agents  or employees in  any  media,  and disclosure documents,  shareholder  reports  and  proxy  materials.

6.2        You may  use  the  name of the  Trust  and  trademarks  and  the  logo  of  the Underwriter in  Sales  Literature/Promotional  Material  as  reasonably  necessary  to  carry  out your perfonnance  and  obligations  under  this  Agreement  provided  that  you  comply  with  the provisions ofthis  Agreement.   You  agree  to  abide  by  any  reasonable  use  guidelines  regarding use of  such  trademarks  and  logos  that  we  may  give  from  time to time.   You  shall,  as  we  may request from  time  to  time,  promptly  furnish,  or  cause  to  be  furnished  to  us  or  our  designee,  at least one  complete  copy  of  each  registration  statement,  prospectus,  statement  of  additional infonnation, private  placement  memorandum,  retirement  plan  disclosure  infonnation  or other disclosure documents  or  similar  infonnation,  as  applicable  (collectively  "Disclosure Documents"), as  well  as  any  report,  solicitation  for  voting  instructions,  Sales  Literature/ Promotional Material  created  and  approved  by you, and  all  amendments  to  any  ofthe  above that relate  to  the  Contracts,  the  Accounts,  the  Trust,  or  Underwriter  or  its  affiliates.

6.3        You and  your  agents  shall  not  give  any  infonnation  or  make  any representations or  statements  on  behalf  of  the  Trust  or  concerning  the  Trust,  the  Underwriter or an  Adviser,  other  than  infonnation  or  representations  contained  in  and  accurately  derived from the  registration  statement  or  prospectus  for  the  Trust  shares  (as  such  registration statement and  prospectus  may  be  amended  or  supplemented  from  time  to  time),  annual  and semi-annual reports  of  the  Trust,  Trust-sponsored  proxy  statements,  or  in  Sales Literature/Promotional Material  created  by  us  for  the  Trust  and  provided  by  the  Trust  or  its designee to  you,  except  as  required  by  legal  process or regulatory  authorities  or  with  the written permission  of  the  Trust  or  its  designee.

6.4         You agree,  represent  and  warrant  that  you  are  solely  responsible  for  any  Sales Literature/ Promotional  Material  prepared  by  you and that  such  material  will:  (a)  conform  to all requirements  of  any  applicable  laws  or  regulations  of  any  government  or  authorized agency having  jurisdiction  over  the  offering  or  sale  of  shares  of  the  Portfolios  or  Contracts; (b) be  solely  based  upon  and  not  contrary  to  or  inconsistent  with the information  or  materials provided to  you  by  us  or  a  Portfolio;  and  (c)  be  made  available  promptly  to  us  upon  our request. You  agree  to  file  any  Sales  Literature/Promotional  Material  prepared  by  you  with FINRA, or  other  applicable  legal  or  regulatory  authority, within the  timeframes  that  may  be required from  time  to  time  by  FINRA  or  such  other  legal  or  regulatory  authority.  Unless otherwise expressly  agreed  to  in  writing,  it  is  understood  that  we  will  neither  review  nor approve for  use  any  materials  prepared  by  you  and  will  not  be  materially  involved  in  the preparation of,  or  have  any  responsibility  for,  any  such  materials  prepared  by you.  You  are not authorized  to  modify  or  translate  any  materials  we  have  provided  to  you.

6.5        You shall  promptly  notify  us  of  any  written  customer  complaint  or  notice  of any regulatory  investigation  or  proceeding  received  by  you  relating  to  any  Disclosure Documents or  Sales  Literature/Promotional  Material.

6.6        We shall  not  give  any  information  or  make  any  representations  or  statements on behalf of you  or  concerning  you,  the  Accounts  or  the  Contracts  other  than  information  or representations, including  naming  you  as  a  Trust  shareholder,  contained  in  and  accurately derived from  Disclosure  Documents  for  the  Contracts  (as  such  Disclosure  Documents  may be amended or  supplemented  from  time  to  time),  or  in  materials  approved  by  you  for distribution, including  Sales  Literature/  Promotional  Material,  except  as  required  by  legal process or  regulatory  authorities  or  with  your  written  permission.

6.7         Except as  provided  in  Section  6.2,  you  shall  not  use  any  designation  comprised in whole  or  part  of  the  names  or  marks  "Franklin"  or  "Templeton"  or  any  logo  or  other trademark relating  to  the  Trust  or  the  Underwriter  without  prior  written  consent,  and  upon termination of  this  Agreement  for  any  reason,  you  shall  cease  all  use  of  any  such  name  or mark as soon as  reasonably  practicable.

6.8        You shall  furnish  to  us ten (10)  Business  Days  prior  to  its  first  submission  to the SEC or  its  staff,  any  request  or  filing  for  no-action assurance or  exemptive  relief  naming, pertaining to,  or  affecting,  the  Trust,  the  Underwriter  or  any  of  the  Portfolios.

6.9        You agree  that  any  posting  of  Designated  Portfolio  Documents  on  your website or  use  of  Designated  Portfolio  Documents  in  any other electronic  format  will  result  in the Designated Portfolio  Documents:  (i)  appearing  identical  to  the  hard  copy  printed  version  or  .pdf  format  file  provided  to  you  by  us  (except  that  you  may  reformat  .pdf  format  prospectus files in  order  to  delete  blank  pages  and  to  insert .pdfformat prospectus  supplement  files provided by  us  to you); (ii)  being  clearly  associated  with  the  particular  Contracts  in  which they are  available  and  posted  in  close  proximity  to  the  applicable Contract prospectuses;  (iii) having  no  less  prominence  than  prospectuses  of  any  other  underlying  funds  available  under the Contracts;  (iv)  in  compliance  with  any  statutory  prospectus  delivery  requirements  and  (v) being used  in  an  authorized  manner.  Notwithstanding  the  above,  you  understand  and  agree that you  are  responsible  for  ensuring  that  participation  in  the  Portfolios,  and  any  website posting, or  other  use,  of  the  Designated  Portfolio  Documents  is  in  compliance  with  this Agreement and  applicable  state  and  federal  securities  and  insurance  laws  and  regulations, including as  they  relate  to  paper  or  electronic  delivery  or  use  of  fund  prospectuses.  We reserve the  right  to inspect and  review  your  website  if  any  Designated  Portfolio  Documents and/or other  Trust  documents  are  posted  on  your  website  and  you  shall, upon our reasonable request, provide  us  timely  access  to your website  materials  to  perform  such  inspection  and review.

In addition,  you  agree  to  be  solely  responsible  for maintaining and  updating  the Designated Portfolio  Documents'  .pdf  files  and  removing  and/or  replacing  promptly  any outdated prospectuses  and  other  documents,  as  necessary,  ensuring  that  any  accompanying instructions by  us,  for  using  or  stopping  use,  are  followed.  You  agree  to  designate  and  make available to  us  a  person  to  act  as  a  single  point  of  communication  contact  for these purposes. We are  not  responsible  for  any  additional  costs  or  additional  liabilities  that  may  be  incurred  as a result  of  your  election  to  place  the  Designated  Portfolio Documents on  your  website.  We reserve the  right  to  revoke  this  authorization,  at  any  time  and  for  any  reason,  although  we  may instead make  our  authorization  subject  to  new  procedures.

6.10     Each of your and  your  distributor's  registered  representatives,  agents, independent contractors  and  employees,  as  applicable,  will  have  access  to  our  websites  at franklintempleton.com, and  such  other  URLs  through  which  we  may  permit  you  to  conduct business concerning  the  Portfolios  from  time  to  time  (referred  to  collectively  as  the  "Site")  as provided herein:  (i)  upon  registration  by  such  individual  on  a  Site,  (ii)  if  you  cause  a  Site Access Request  Form  (an  "Access  Form")  to  be  signed  by  your  authorized  supervisory personnel and  submitted  to  us,  as  a  Schedule  to,  and  legally  a  part  of,  this  Agreement,  or (iii) if  you  provide  such  individual  with  the  necessary  access  codes  or  other  information necessary to  access  the  Site  through  any  generic  or  firm-wide  authorization  we  may  grant  you from time  to  time.  Upon  receipt  by  us  of  a  completed  registration  submitted  by  an  individual through the  Site  or  a  signed  Access  Form  referencing  such  individual,  we  shall  be  entitled  to rely upon  the  representations  contained  therein  as  if  you  had  made  them  directly  hereunder and we  will  issue  a  user  identification,  express  number  and/or  password  (collectively,  "Access Code"). Any  person  to whom we  issue  an  Access  Code  or  to  whom  you provide the necessary Access Codes  or  other  information  necessary  to  access  the  Site  through  any  generic or firm-wide  authorization  we  may  grant  you  from  time  to  time  shall  be  an  "Authorized User."

We shall  be  entitled  to  assume  that  such  person  validly  represents  you  and  that  all instructions received  from  such  person  are  authorized,  in which case  such  person  will  have access to  the  Site,  including  all  services  and  information  to which you  are  authorized  to  access on the  Site.  All  inquiries  and  actions  initiated  by  you  (including  your  Authorized  Users)  are your responsibility,  are  at  your  risk  and  are  subject  to  our  review and approval  (which  could cause a  delay  in  processing).   You  agree  that  we  do  not  have  a  duty  to  question  information  or instructions you  (including  Authorized  Users)  give  to  us under this  Agreement,  and  that  we are entitled  to  treat  as  authorized,  and  act  upon,  any  such  instructions  and  information  you submit to  us.  You  agree  to  take  all  reasonable  measures  to  prevent  any  individual  other  than an Authorized  User from obtaining  access  to  the  Site.   You agree to  inform  us  if  you  wish  to restrict or  revoke  the  access  of  any  individual  Access Code. If  you  become  aware  of  any  loss or theft  or  unauthorized  use  of  any  Access  Code,  you  agree  to  contact  us  immediately.  You also agree  to  monitor  your  (including  Authorized  Users')  use  of  the  Site  to  ensure  the  terms  of this Agreement  are  followed.   You  also  agree  that  you  will  comply  with  all  policies  and agreements concerning  Site  usage,  including  without  limitation  the  Terms  of Use Agreement(s) posted  on  the  Site  ("Site  Terms"),  as  may  be  revised  and  reposted  on  the  Site from time to  time,  and  those  Site  Terms  (as  in  effect  from  time  to  time)  are  a  part  of  this Agreement. Your  duties  under  this  section  are  considered  "services"  required  under  the  terms ofthis Agreement.   You  acknowledge  that  the  Site  is  transmitted  over  the  Internet  on  a reasonable efforts  basis  and  we do not  warrant  or  guarantee  their  accuracy,  timeliness, completeness, reliability  or  non-infringement.   Moreover,  you  acknowledge  that  the  Site  is provided for  informational  purposes  only,  and  is  not  intended  to  comply  with  any requirements established  by  any  regulatory  or  governmental  agency.

7.          Indemnification

7.1       Indemnification  By  You

7.1.1       You agree  to  indemnify  and  hold  harmless  the  Underwriter,  the  Trust and each  of  its  Trustees,  officers,  employees  and  agents  and  each  person,  if  any,  who  controls the Trust  within  the  meaning  of  Section  15 ofthe 1933  Act  (collectively,  the "Indemnified Parties" and  individually  the "Indemnified Party"  for  purposes  of  this  Section  7.1)  against  any and all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in  settlement  with  your written consent,  which  consent  shall  not  be  unreasonably  withheld)  or  expenses  (including  the reasonable costs of  investigating  or  defending  any  alleged  loss,  claim,  damage,  liability  or expense and  reasonable  legal  counsel  fees  incurred  in  connection  therewith)  (collectively, "Losses"), to  which  the  Indemnified  Parties  may  become  subject  under  any  statute  or regulation, or at  common  law  or  otherwise,  insofar  as  such  Losses  are  related  to  the  sale  or acquisition of  shares  of  the  Trust  or the Contracts  and

7.1.1.1 arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged untrue statements  of  any  material  fact  contained  in  a  Disclosure  Document  for  the  Contracts or in  the  Contracts  themselves-or  in sales literature  generated  or  approved  by  you  on  behalf of the Contracts  or  Accounts  (or  any  amendment  or  supplement  to  any  ofthe  foregoing) (collectively, "Company  Documents"  for  the  purposes  of  this  Section  7),  or  arise  out  of  or  are based upon  the  omission  or  the  alleged  omission  to  state  therein  a  material  fact  required  to  be stated therein  or  necessary  to  make  the  statements  therein  not  misleading,  provided  that this indemnity shall  not  apply  as to any  Indemnified  Party  if  such  statement  or  omission  or  such alleged statement  or  omission  was  made  in reliance upon  and  was  accurately  derived  from written information  furnished  to  you  by  or  on  behalf  of  the  Trust  for  use  in  Company

Documents or  otheiWise  for  use  in  connection  with  the  sale  of  the  Contracts  or  Trust  shares;

or

7.1.1.2  arise  out  of  or  result  from  statements  or  representations  (other than statements  or  representations  contained  in  and  accurately  derived  from  Trust  Documents as defined  below  in  Section  7.2)  or  wrongful  conduct  of  you or persons  under  your  control, with respect  to  the  sale  or  acquisition  of  the  Contracts  or  Trust  shares;  or

7.1.1.3  arise  out  of  or  result  from  any  untrue  statement  or  alleged untrue statement  of  a  material  fact  contained  in  Trust  Documents  as  defined  below  in Section 7.2  or  the  omission  or  alleged  omission  to  state  therein  a  material  fact  required  to  be stated therein  or  necessary  to  make  the  statements  therein  not  misleading  if  such  statement  or omission was  made  in  reliance  upon  and  accurately  derived  from  written  information furnished to  the  Trust  by  or  on  behalf  of  you;  or

7.1.1.4  arise  out  of  or  result  from  any  failure  by  you  to  provide  the services or  furnish  the  materials  required  under  the  terms  of  this  Agreement;

7.1.1.5  arise  out  of  or  result  from  any  material  breach  of  any representation and/or  warranty  made  by  you  in  this  Agreement  or  arise  out  of  or  result  from any other  material  breach  of  this  Agreement  by  you;  as  limited  by  and  in  accordance  with  the provisions of  Section  7.1.2  hereof;

7.1.1.6 arise  out  of  or  result  from  a  Contract  failing  to  be  considered  a life insurance   policy  or  an  annuity  Contract,  whichever  is  appropriate,  under  applicable provisions of  the  Code  thereby  depriving  the  Trust  of  its  compliance  with  Section  817(h)  of the Code;  or

7.1.1.7  arise  out  of  or  result  from  any  failure  by  you  to  satisfy requirements, including  but  not  limited  to  compliance  with all applicable  laws,  relating  to your electronic  delivery  of  Designated  Portfolio  Documents  or  your  making  such  documents available on-line.

7.1.2      You shall not  be  liable  under  this  indemnification  provision  with respect to  any  Losses  to  which  an  Indemnified  Party  would  otheiWise  be  subject  by reason of such Indemnified  Party's  willful  misfeasance,  bad  faith,  or  gross  negligence  in  the performance of  such  Indemnified  Party's  duties or by  reason  of  such  Indemnified  Party's reckless disregard  of  obligations  and  duties  under  this  Agreement  or  to  the  Trust  or Underwriter, whichever  is  applicable.   You  shall  also  not  be  liable  under  this  indemnification provision with  respect  to  any  claim  made  against  an  Indemnified  Party  unless  such Indemnified Party  shall  have  notified  you  in  writing  within  a  reasonable  time  after  the summons or  other  first  legal  process  giving  information  of  the  nature  of  the  claim  shall  have been served  upon  such  Indemnified  Party  (or  after  such  Indemnified  Party  shall  have  received notice of  such  service  on  any  designated  agent),  but  failure  to  notify  you  of  any  such  claim shall not  relieve  you  from  any  liability  which  it  may have to  the  Indemnified  Party  against whom such  action  is  brought  otheiWise  than  on  account  of  this  indemnification  provision.   In case any such  action  is  brought  against  the  Indemnified  Parties,  you shall be  entitled  to

participate, at  your  own  expense,  in  the  defense  of  such  action.   Unless  the  Indemnified  Party releases you  from  any  further  obligations  under  this  Section  7.1,  you  also  shall  be  entitled  to assume the  defense  thereof,  with  counsel  satisfactory  to  the  party  named  in  the  action.   After notice from  you  to  such  party  of  your  election  to  assume  the  defense  thereof,  the  Indemnified Party shall bear  the  fees  and  expenses  of  any  additional  counsel  retained  by  it,  and  you  will not be  liable  to  such  party  under  this  Agreement  for  any  legal  or  other  expenses  subsequently incurred by  such  party  independently  in  connection  with  the  defense  thereof  other  than reasonable costs  of  investigation.

7.1  .3    The  Indemnified  Parties  will  promptly  notify  you  of  the commencement of  any  litigation  or  proceedings against them  in  connection  with  the  issuance or sale  of  the  Trust  shares  or  the  Contracts  or  the  operation  of  the  Trust.

7.2         Indemnification  By  The  Underwriter

7.2.1      The Underwriter  agrees  to  indemnify  and  hold  harmless  you,  and  each ofyour directors  and  officers  and  each  person,  if  any,  who  controls  you  within  the  meaning  of Section 15  ofthe  1933  Act  (collectively,  the  "Indemnified  Parties..  and  individually  an "Indemnified Party..  for  purposes  ofthis  Section  7.2)  against  any  and  all  losses,  claims, damages, liabilities  (including  amounts  paid  in settlement with  the  written  consent  of  the Underwriter, which  consent  shall  not  be  unreasonably  withheld)  or  expenses  (including  the reasonable costs  of  investigating  or  defending  any alleged Joss,  claim,  damage,  liability or expense and  reasonable  legal  counsel  fees  incurred  in  connection  therewith)  (collectively, "Losses..)  to  which  the  Indemnified  Parties  may  become  subject  under  any  statute,  at  common law or  otherwise,  insofar  as  such  Losses are related  to  the  sale  or  acquisition  by  the  Accounts of the  shares of the  Trust  or  the  Contracts  and:

7.2.1.1  arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged untrue statements  of  any  material  fact  contained  in  the  Registration  Statement,  prospectus  or sales literature  ofthe  Trust  (or  any  amendment  or  supplement  to  any  ofthe  foregoing) (collectively, the  "Trust  Documents")  or arise out of  or  are  based  upon  the  omission  or  the alleged omission  to  state  therein  a  material  fact  required  to  be  stated  therein  or  necessary  to make the  statements  therein  not  misleading,  provided that this  agreement  to  indemnify  shall not apply  as  to  any  Indemnified  Party  if  such  statement  or  omission  of  such  alleged  statement or omission was  made  in  reliance  upon  and  in  conformity  with  information  furnished  to  us  by or on behalf  of  you  for  use  in  the  Registration  Statement  or  prospectus  for  the  Trust  or  in  sales literature (or  any  amendment  or  supplement)  or  otherwise  for  use  in  connection  with  the  sale of the  Contracts  or  Trust  shares;  or

7.2.1.2  arise  out  of  or  as a result  of  statements  or  representations  (other than statements  or  representations  contained  in  the Disclosure Documents  or  sales  literature for the Contracts  not  supplied  by  the  Underwriter  or  persons  under  its  control)  or  wrongful conduct of  the  Trust,  Adviser  or  Underwriter  or  persons  under  their  control,  with  respect  to  the  sale  or  distribution  of  the  Contracts  or  Trust  shares  to  the  Accounts;  or

7.2.1.3  arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of a material  fact  contained  in  a  Disclosure  Document  or  sales  literature  covering  the  Contracts,

or any  amendment  thereof  or  supplement  thereto,  or  the  omission  or  alleged  omission  to  state therein a  material  fact  required  to  be  stated  therein  or  necessary  to  make  the  statement  or statements therein  not  misleading,  if  such  statement  or  omission  was  made  in  reliance  upon information furnished  to  you  by  or  on  behalf of the  Trust;  or

7.2.1.4  arise  as  a  result  of  any  failure  by  us  to  provide  the  services  and furnish the  materials  under  the  terms  of  this  Agreement  (including  a  failure,  whether unintentional or  in  good  faith  or  otherwise, to comply  with  the  qualification  representation specified above  in  Section  2.2.7  and  the  diversification  requirements  specified  above  in Section 2.2.8),  or

7.2.1.5  arise  out  of  or  result  from  any  material  breach  of  any representation and/or  warranty  made  by  the  Underwriter  in  this  Agreement  or  arise  out  of  or result from  any  other  material  breach  ofthis  Agreement  by  the  Underwriter;  as  limited  by  and in accordance  with  the  provisions  of  Sections  7.2.2  and  7.2.3  hereof.

7.2.2      The Underwriter  shall  not  be  liable  under  this  indemnification provision with  respect  to  any  Losses  to  which  an  Indemnified  Party  would  otherwise  be subject by  reason  of  such  Indemnified  Party's  willful  misfeasance,  bad faith, or  gross negligence in  the  performance  of  such  Indemnified  Party's  duties  or  by  reason  of  such Indemnified Party's  reckless  disregard  of  obligations  and  duties  under  this  Agreement  or  to you or  the  Accounts, whichever is  applicable.

7.2.3       The Underwriter  shall  not  be  liable  under  this  indemnification provision with respect to  any  claim  made  against  an  Indemnified  Party  unless  such Indemnified Party  shall  have  notified  the  Underwriter  in  writing  within  a  reasonable  time  after the summons  or  other  first  legal  process  giving  information  of  the  nature  ofthe   claim  shall have been  served  upon  such  Indemnified  Party  (or  after  such  Indemnified  Party  shall  have received notice  of  such  service  on  any  designated  agent),  but  failure  to  notify  the  Underwriter of any  such  claim  shall  not  relieve  the  Underwriter  from any liability  which  it may have  to  the Indemnified Party  against  whom  such  action  is  brought  otherwise  than  on  account  of  this indemnification provision.   In  case  any  such  action  is brought against  the  Indemnified  Parties, the Underwriter  will  be  entitled  to  participate,  at  its  own  expense,  in  the  defense  thereof. Unless the  Indemnified  Party  releases  the  Underwriter  from  any  further  obligations  under  this Section 7.2,  the  Underwriter  also  shall  be  entitled  to  assume  the  defense  thereof,  with  counsel satisfactory to  the  party  named  in  the  action.   After  notice from the  Underwriter  to  such  party of the  Underwriter's  election  to  assume  the  defense  thereof,  the  Indemnified  Party  shall  bear the expenses  of  any  additional  counsel  retained  by  it,  and  the  Underwriter  will  not  be liable to such party  under  this  Agreement  for  any  legal or other  expenses  subsequently  incurred  by such party  independently  in  connection  with  the  defense  thereof  other  than  reasonable  costs  of investigation.

7.2.4     You agree  promptly  to  notify  the  Underwriter  ofthe  commencement  of any litigation or proceedings  against  you  or  the  Indemnified  Parties  in  connection  with  the issuance or  sale  of  the  Contracts  or  the  operation  of  each  Account.

7.3        Indemnification  By  The  Trust

7.3.1      The Trust  agrees  to  indemnify  and  hold  harmless  you,  and  each  of  your directors and  officers  and  each  person,  if  any,  who  controls  you  within  the  meaning  of Section 15  ofthe   1933  Act  (collectively,  the  "Indemnified  Parties"  for  purposes  of this Section 7.3)  against  any  and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in settlement with  the  written  consent  ofthe  Trust,  which  consent  shall  not  be  unreasonably withheld) or  litigation {including legal  and  other expenses) to  which  the Indemnified Parties may become  subject  under  any  statute,  at  common  law  or  otherwise,  insofar as such  losses, claims, damages,  liabilities  or  expenses  (or  actions  in  respect thereof) or  settlements  result from the  gross  negligence,  bad  faith  or  willful  misconduct  of  the  Board  or  any  member thereof, are  related  to  the  operations  of  the  Trust,  and  arise  out  of  or  result  from  any  material breach of  any  representation  and/or  warranty  made  by  the  Trust  in  this  Agreement  or  arise  out of or result  from  any  other  material  breach  of  this  Agreement  by  the  Trust;  as  limited  by  and in accordance  with  the  provisions  of  Sections  7.3.2  and  7.3.3  hereof.  It  is  understood  and expressly stipulated  that  neither  the  holders  of  shares  of  the  Trust  nor  any  Trustee,  officer, agent or  employee  of  the  Trust  shall  be  personally  liable  hereunder,  nor  shall  any  resort  be had to  other  private  property  for  the  satisfaction  of  any  claim  or  obligation  hereunder,  but  the Trust only  shall  be  liable.

7.3.2       The Trust  shall  not  be  liable  under  this  indemnification  provision  with respect to  any  losses,  claims,  damages,  liabilities  or  litigation  incurred  or  assessed  against  any Indemnified Party  as such may  arise  from  such  Indemnified  Party's  willful  misfeasance,  bad faith, or  gross  negligence  in  the  performance  of  such  Indemnified  Party's  duties  or  by  reason of such  Indemnified  Party's  reckJess  disregard  of  obligations  and  duties  under  this  Agreement or to  you,  the  Trust,  the  Underwriter  or  each  Account,  whichever  is  applicable.

7.3.3      The Trust  shall  not  be liable under  this  indemnification  provision  with respect to any  claim  made  against  an  Indemnified  Party  unless  such  Indemnified  Party  shall have notified the Trust  in  writing  within  a  reasonable  time  after  the  summons  or  other  first legal process  giving  information  of  the  nature  ofthe  claims  shall  have  been  served  upon  such Indemnified Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of  such  service on any  designated  agent),  but  failure  to  notify  the  Trust  of  any  such  claim  shall  not  relieve  the Trust from  any  liability  which  it may have  to  the  Indemnified  Party  against  whom  such  action is brought  otherwise  than  on  account  of  this  indemnification  provision.   In  case  any  such action is brought against  the Indemnified Parties,  the Trust will  be  entitled  to  participate,  at  its own expense,  in  the  defense  thereof.  Unless  the Indemnified Party  releases the Trust  from any further  obligations  under  this  Section  7.3,  the  Trust  also  shall  be  entitled  to  assume  the defense thereof,  with  counsel  satisfactory  to  the  party  named  in  the  action.   After  notice  from the Trust  to  such  party  of  the  Trust's  election  to  assume  the  defense  thereof,  the  Indemnified Party shall  bear  the  fees  and  expenses  of any additional  counsel  retained  by  it,  and  the  Trust will not  be liable to  such  party  under  this Agreement for  any  legal  or  other  expenses subsequently incurred  by  such  party  independently  in  connection  with  the  defense  thereof other than reasonable  costs  of  investigation.

7.3.4    You agree  promptly  to  notify  the  Trust  ofthe  commencement  of  any litigation or  proceedings  against  you  or  the  Indemnified  Parties  in  connection  with  this

Agreement, the  issuance  or  sale  of  the  Contracts,  with  respect  to  the  operation  of  the  Account, or the  sale  or  acquisition  of  shares  of  the  Trust.

8.          Notices

Any notice,  except  for  those  provided  in  Sections  3.2.1  and  3.2.2  of  the  Agreement, shall be  sufficiently  given  when  sent  by  registered  or  certified  mail,  or  by  nationally recognized overnight  courier  services,  to  the  other  party  at  the  address  of  such  party  set  forth in Schedule  G  below  or  at  such  other  address  as  such  party  may  from  time  to  time  specify  in writing to  the  other  party.

9.          Termination

9.1        This Agreement  may  be  terminated  by  mutual  agreement  at  any  time.  Ifthis Agreement is  so  terminated,  we  shall,  at  your  option,  continue  to  make  available  additional shares of  any  Portfolio  and  redeem  shares  of  any  Portfolio  for  any  or  all  Contracts  or Accounts existing  on  the  effective  date  of  termination  of  this  Agreement,   pursuant  to  the terms and  conditions  of  this  Agreement.

9.2        This Agreement  may  be  terminated  by  any  party  in  its  entirety  or  with  respect to one,  some  or  all  Portfolios  for  any  reason  by  sixty  (60)  days'  advance  written  notice delivered to  the  other  parties.   If  this  Agreement  is  so  terminated,  we  may, at our  option, continue to  make  available  additional  shares  of  any  Portfolio  and  redeem  shares  of  any Portfolio for  any  or  all  Contracts  or  Accounts  existing  on  the  effective  date  of termination of this Agreement,  pursuant  to  the terms and  conditions  of  this  Agreement;  alternatively,  we may, at  our  option,  redeem  the  Portfolio  shares  held  by the Accounts,  provided  that  such redemption shall  not  occur  prior  to six (6)  months  following  written  notice  of  termination, during which  time  we  will  cooperate  with  you  in  effecting  a  transfer  of  Portfolio  assets  to another underlying  fund  pursuant  to  any  legal  and  appropriate  means. If termination  by  you occurs in  connection  with  the  substitution  of securities, as  provided  for  in  Section  26(c)  ofthe 1940 Act,  advance  written  notice  to  us  shall  be  no later than  the  date  of  the filing of  the application for  approval  ofthe  proposed  substitution  of  securities.

9.3        This Agreement  may  be  terminated  immediately  by  us  upon  written  notice  to you if  you  materially  breach  any  of  the  representations  and  warranties  made  in  this Agreement or  you  are  materially  in  default  in  the  performance  of  any  of  your  duties  or obligations under  the  Agreement,  receive  a  written  notice  thereof  and  fail  to  remedy  such default or  breach  to  our  reasonable  satisfaction  within  30  days  after  such  notice.  If  this Agreement so  terminates,  the  parties  shall  cooperate  to  effect  an  orderly  windup  of  the business which  may  include,  at  our  option,  a  redemption  of  the  Portfolio  shares  held  by  the Accounts, provided  that  such  redemption  shall  not  occur  prior  to  a  period  of  up to six  (6) months following  written  notice  oftermination,  during  which  time  we  will  cooperate reasonably with  you  in  effecting  a  transfer  of  Portfolio  assets  to  another  underlying  fund pursuant to any  legal  and  appropriate  means.

9.4        This Agreement  may  be  terminated  immediately  by  us  upon  written  notice  to you if,  with  respect  to  the  representations  and  warranties  made  in  sections  2.1.3,  2.1.5,  2.1.7

and 2.4.2  ofthis  Agreement:   (i)  you  materially  breach  any  of  such  representations  and warranties; or  (ii)  you  inform  us  that  any  of  such  representations  and  warranties  may  no longer be  true  or  might  not  be  true  in  the  future;  or  (iii)  any  of  such  representations  and warranties were  not  true  on  the  effective  date  ofthis  Agreement,  are  at  any  time  no  longer true, or  have  not  been  true  during  any  time  since  the  effective  date  of  this  Agreement.   If  this Agreement is  so  terminated,  the  Trust  may  redeem,  at  its  option  in  kind  or  for  cash,  the Portfolio shares  held  by  the  Accounts  on  the  effective  date  oftermination  of  this  Agreement.

9.5        This Agreement  may  be  terminated  by  the  Board  ofTrustees  of  the  Trust,  in the exercise  of  its  fiduciary  duties,  either  upon  its  determination  that  such  termination  is  a necessary and  appropriate  remedy  for  a  material  breach  of  this  Agreement  which  includes  a violation oflaws,  or  upon  its  determination  to  completely  liquidate  a  Portfolio.   Pursuant  to such termination,  the  Trust  may  redeem,  at  its  option  in  kind  or  for  cash,  the  Portfolio  shares held by  the  Accounts  on  the  effective  date  of  termination  of  this  Agreement.

9.6        This Agreement  shall  terminate  immediately  in  the  event  of  its  assignment  by any party  without  the  prior  written  approval  of  the  other  parties,  or  as  otherwise  required  by law. If  this  Agreement  is  so  terminated,  the  Trust  may  redeem,  at  its  option  in  kind  or  for cash, the Portfolio  shares  held  by  the  Accounts  on  the  effective  date  oftermination  of  this Agreement.

9.7         This Agreement  shall  be  terminated  as  required  by  the  Shared  Funding  Order, and its  provisions  shall  govern.

9.8        The provisions  of  Sections  2  (Representations  and  Warranties)  and  7 (Indemnification) shall  survive  the  termination  of  this  Agreement.   All  other  applicable provisions of  this  Agreement  shall  survive  the  termination  ofthis  Agreement,  as  long  as shares of  the  Trust  are  held  on  behalf  of  Contract  owners,  except  that  we  shall  have  no  further obligation to  sell  Trust  shares  with  respect  to  Contracts  issued  after  termination.

9.9         You shall  not  redeem  Trust  shares  attributable  to  the  Contracts  (as  opposed  to Trust shares  attributable  to  your  assets  held  in  the  Account)  except:  (i)  as  necessary  to implement Contract  owner  initiated  or  approved  transactions;  (ii)  as  required  by state and/or federal laws  or  regulations  or  judicial  or  other  legal  precedent  of  general  application (hereinafter referred  to  as  a  "Legally   Required  Redemption");  or  (iii)  as  permitted  by  an  order ofthe  SEC  pursuant  to  Section  26(c)  ofthe  1940  Act.

10.        Miscellaneous

10.1     The  captions  in  this  Agreement  are  included  for  convenience  of  reference  only and in  no  way  define  or  delineate  any  of  the  provisions  of  this  Agreement  or  otherwise  affect their construction  or  effect.

I 0.2        This Agreement  may  be  executed  simultaneously  in two or  more  counterparts, all of  which  taken  together  shall  constitute  one  and  the  same  instrument.

10.3      If any  provision  ofthis  Agreement  shall  be  held  or  made  invalid  by  a  court decision, statute,  rule  or  otherwise,  the  remainder  of  the  Agreement  shall  not  be affected thereby.

10.4    This Agreement  shall  be  construed  and  its  provisions  interpreted  under  and  in accordance with  the  laws  of  the  State  of  California.   It  shall  also  be  subject  to  the  provisions ofthe  federal  securities  laws  and  the  rules  and  regulations  thereunder,  to  any  orders  of  the SEC on  behalf  of  the  Trust  granting  it  exemptive  relief,  and  to  the  conditions  of  such  orders. We shall  promptly  forward  copies  of  any  such  orders  to  you.

10.5      The parties  to  this  Agreement  acknowledge  and  agree  that  all  liabilities  ofthe Trust arising, directly or  indirectly,  under  this  Agreement,  of  any  and  every  nature whatsoever, shall  be  satisfied  solely  out  of  the  assets  of  the  Trust  and  that  no  Trustee, officer, agent or  holder  of  shares  of  beneficial  interest  of  the  Trust  shall  be  personally  liable  for any such liabilities.

10.6      The parties  to  this  Agreement  agree  that  the assets and  liabilities  of  each Portfolio of  the  Trust  are  separate  and  distinct  from  the  assets  and  liabilities  of  each  other Portfolio. No  Portfolio  shall  be  liable  or  shall  be  charged  for  any  debt,  obligation  or  liability of any  other  Portfolio.

10.7      Each party  to  this  Agreement  shall  cooperate  with  each  other  party  and  all appropriate governmental  authorities  (including  without  limitation  the  SEC,  FINRA,  and  state insurance regulators)  and  shall  permit  such  authorities  reasonable  access  to  its  books  and records in connection  with  any  investigation  or  inquiry  relating  to  this  Agreement  or  the transactions contemplated  hereby.

10.8      Each party  shall  treat  as  confidential  all  information  ofthe  other  party  which the parties  agree  in  writing  is  confidential  ("Confidential  Information").   Except  as  permitted by this  Agreement  or  as  required  by  appropriate  governmental  authority  (including,  without limitation, the  SEC,  FINRA, or state  securities  and  insurance  regulators)  the  receiving  party shall not  disclose  or  use  Confidential  Information  of  the  other  party  before  it  enters  the  public domain, without  the  express  written  consent  of  the  party  providing  the Confidential Information.

10.9      The rights,  remedies  and  obligations  contained  in  this  Agreement  are cumulative and  are  in  addition  to  any  and  all  rights,  remedies  and  obligations,  at  law  or  in equity, which  the  parties  to  this  Agreement  are  entitled  to  under  state  and  federal  laws.

10.10  The  parties  to  this Agreement acknowledge  and  agree  that  this  Agreement  shall not be exclusive  in  any  respect.

1 0.11   Neither  this  Agreement  nor  any  rights  or  obligations  created  by  it  may be assigned by  any  party  without  the  prior  written  approval  ofthe   other  parties.

10.12  No  provisions  of  this  Agreement  may  be  amended  or  modified  in  any  manner except by a written  agreement  properly  authorized  and  executed  by  both  parties.

Notwithstanding the  foregoing:   (i)  the  Site  Terms  may  be  separately  amended  as  provided therein and,  as  so  amended  and  in  effect  from  time  to  time,  shall  be  a  part  of  this  Agreement; and (ii)  Schedule  C  may  be  separately  amended  as  provided  therein  and,  as  so  amended  shall be a  part  of  this  Agreement.

I 0.13    Each  party  to  the  Agreement  agrees  to  limit  the  disclosure  of  nonpublic personal information  of  Contract  owners  and  customers  consistent  with  its  policies  on  privacy with respect  to  such  information  and  Regulation  S-P  of  the  SEC.   Each  party  hereby  agrees that it will  comply  with  all  applicable  requirements  under  the  regulations  implementing  Title V of  the  Gramm-Leach-Bliley   Act and any  other  applicable  federal  and  state  consumer privacy acts,  rules  and  regulations.   Each  party  further  represents  that  it  has  in  place,  and agrees that  it  will  maintain,  information  security  policies  and  procedures  for  protecting nonpublic personal  customer  information  adequate  to  conform  to  applicable  legal requirements.

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IN WITNESS WHEREOF, each of the parties has caused their duly authorized officers to execute this Agreement effective as of January 1, 2012.

The Company:                                         Midland National Life Insurance Company

By:  /s/ William Lowe

Name: William Lowe

Title:   President

Distributor for the Company:                    Sammons Financial Network. LLC

By: /s/ William Lowe

Name: William Lowe

Title:   President

The Trust:                                                Franklin Templeton Variable Insurance Products Trust

Only on behalf of each                             By: /s/ Karen Skidmore

Portfolio:listed on                                     Name: Karen Skidmore

Schedule C hereof.                                  Title: Vice President

The Underwriter:                                     Franklin/Templeton Distributors, Inc.

By: /s/ Thomas M. Regner

Name: Thomas M. Regner

Title: Executive Vice President

Schedule A

The Company  and   its  Distributor

THE COMPANY

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  100

West Des  Moines, lA  50266

An insurance  company  organized  under  the  laws  of  the  State  oflowa.

THE DISTRIBUTOR

Sammons Financial  Network,  LLC

4546 Corporate  Drive,  Suite  100

West Des  Moines, IA  50266

A corporation  organized  under  the  laws  of  the  State  of  Delaware.

Schedule B  Accounts  of  the  Company

Name of  Account                                                                   SEC  Registration  Yes/No

Midland National  Life  Insurance

Company Separate  Account  C  (dated

3/19/91)

Yes

B

Schedule C

Available Portfolios  and  Classes  of  Shares  of  the  Trust

I.   Franklin  Rising  Dividends  Securities  Fund,  Class  2

2.   Mutual  Shares  Securities  Fund,  Class  2

3.   Templeton  Developing  Markets  Securities  Fund,  Class  2

4.   Templeton  Foreign  Securities  Fund,  Class  2

5.   Templeton  Global  Bond  Securities  Fund,  Class  2

In addition  to  portfolios  and  classes  of shares listed  above,  any  additional  Portfolios  and  classes of shares  other  than  Class  3  shares  are  included  in  this  Schedule  C  listing  provided  that:

(1)        the General  Counsel  of  Franklin  Templeton  Investments  receives  from  a  person authorized by  you  a  written  notice  in  the  form  attached  (which  may  be  electronic mail or  sent  by  electronic  mail)  ("Notice")  identifying  this  Agreement  as provided in the Notice  and  specifying:  (i)  the  names  and  classes  of  shares  of additional Portfolios  that  you  propose  to  offer  as  investment  options  of  the Separate Accounts  under  the  Contracts;  and  (ii)  the  date  that  you  propose  to begin offering  Separate  Account  interests  investing  in  the  additional  Portfolios under the  Contracts;  and

(2)       we  do  not  within  ten  (10)  Business  Days  following  receipt  ofthe  Notice  send you a  writing  (which  may  be  electronic  mail)  objecting  to  your  offering  such Separate Accounts  investing  in  the  additional  Portfolios  and  classes  of  shares under the  Contracts.

Provided that  we  do  not  object  as  provided  above,  your  Notice  shall  amend, supplement and become a  part  of  this  Schedule  C  and  the  Agreement.

FORM OF  NOTICE  PURSUANT TO  SCHEDULE  C  OF  PARTICIPATION  AGREEMENT

To:        General Counsel  c/o

Linda Lai  (Llai@frk.com)  or  Kevin  Kirchoff  (kkircho@frk.com) Fax: 650  525-7059

Franklin Templeton  Investments

1 Franklin  Parkway, Bldg. 920,  2"d  Floor San Mateo,  CA   94402

With respect  to  the  following  agreement(s)  (altogether,  the  "Agreement") (please reproduce  and  complete  table  for  multiple  agreements):

Date ofParticipation Agreement:
Insurance Company(ies):
Insurance Company Distributor(s):

As provided  by  Schedule  C  of  the  Agreement,  this  Notice  proposes  to  Franklin  Templeton Variable Insurance  Products  Trust,  and  Franklin/Templeton  Distributors,  Inc.  the  addition  as  of the offering  date(s)  listed  below  ofthe  following  Portfolios  as  additional investment options listed on  Schedule  C:

Names and Classes of Shares of Additional Portfolios Listing of current classes for your reference: Class 1 (no 12b-l fee); Class 2 (12b-l fee of XX bps); or Class 4 (12b-l fee of XX bps).	Offering Date(s)

Name and title  of authorized person  of  insurance  company: Contact Information:

ScheduleD Contracts of  the  Company

All variable  life  and  variable  annuity  contracts  issued  by  separate  accounts  listed  on  Schedule  B  of this Agreement.

D

Schedule E

This schedule  is  not  used

E

Schedule F

Rule 12b-1  Plans  ofthe  Trust

Compensation

Each Class  2  or  Class  4  Portfolio  named  or  referenced  on  Schedule  C  of  this  Agreement may make  payments  at  a  rate  stated  in  its  prospectus  pursuant  to  the  terms  and  conditions  of  its Rule 12b-1  distribution  plan.

Agreement Provisions

If the Company,  on  behalf  of  any  Account,  purchases  Trust  Portfolio  shares  ("Eligible Shares") that  are  subject  to  a  Rule  12b-1  plan  adopted  under  the  1940  Act  (the  "Plan"),  the Company, on  behalf  of  its  distributor,  may  participate  in  the  Plan.

To the  extent  the  Company  or  its  affiliates,  agents  or  designees  (collectively  "you") provide any  activity  or  service  which  is  primarily  intended  to  assist  in  the  promotion, distribution or  account  servicing  ofEligible  Shares  ("Rule  12b-1  Services")  or  variable contracts offering  Eligible  Shares,  the  Underwriter,  the  Trust  or  their  affiliates  (collectively, "we") may  pay  you  a  Rule  12b-1  fee.  "Rule  12b-1  Services"  may  include,  but  are  not  limited to, printing  of  prospectuses  and  reports  used  for  sales  purposes,  preparing  and  distributing sales literature  and  related  expenses,  advertisements,  education  of  dealers  and  their representatives, and  similar  distribution-related   expenses,  furnishing  personal  services  to owners of  Contracts  which  may  invest  in  Eligible  Shares  ("Contract  Owners"),  education  of Contract Owners,  answering  routine  inquiries  regarding  a  Portfolio,  coordinating   responses  to Contract Owner  inquiries  regarding  the  Portfolios,  maintaining  such  accounts  or  providing such other  enhanced  services  as  a  Trust  Portfolio  or  Contract  may  require,  or  providing  other services eligible  for  service  fees  as  defmed  under  FINRA  rules.

Your acceptance  of  such  compensation  is  your  acknowledgment   that  eligible  services have been  rendered.   All  Rule  12b-1  fees  shall  be  based  on  the  value  of  Eligible  Shares  owned by the  Company  on  behalf  of  its  Accounts,  and  shall  be  calculated  on  the  basis  and  at  the  rates set forth  in  the  compensation   provision  stated  above.   The  aggregate  annual  fees  paid  pursuant to each  Plan  shall  not  exceed  the  amounts  stated  as  the  "annual  maximums"  in  the  Portfolio's prospectus, unless  an  increase  is  approved  by  shareholders  as  provided  in  the  Plan.   These maximums shall  be  a  specified  percent  ofthe  value  of  a  Portfolio's  net  assets  attributable  to Eligible Shares  owned  by  the  Company  on  behalf  of  its  Accounts  (determined  in  the  same manner as  the  Portfolio  uses  to  compute  its  net  assets  as  set  forth  in  its  effective  Prospectus). The Rule  12b-1  fee  will  be  paid  to  you  within  thirty  (30)  days  after  the  end  of  the  three-month periods ending  in  January,  April,  July  and  October.

You shall  furnish  us  with  such  information  as  shall  reasonably  be  requested  by  the Trust's Boards  of  Trustees  ("Trustees")  with  respect  to  the  Rule  12b-1  fees  paid  to  you pursuant to  the  Plans.   We  shall  furnish  to  the  Trustees,  for  their  review  on  a  quarterly  basis,  a written report  of  the  amounts  expended  under  the  Plans  and  the  purposes  for  which  such expenditures were  made.

The Plans  and  provisions  of  any  agreement  relating  to  such  Plans  must  be  approved annually by  a  vote  of  the  Trustees,  including  the  Trustees  who  are  not  interested  persons  of the Trust  and  who  have  no  financial  interest  in  the  Plans  or  any  related  agreement

("Disinterested Trustees").   Each  Plan  may  be  terminated  at  any  time  by  the  vote  of  a  majority ofthe Disinterested  Trustees,  or  by  a  vote  of  a  majority  ofthe  outstanding  shares  as  provided in the  Plan,  on  sixty  (60)  days'  written  notice,  without  payment  of  any  penalty,  or  as  provided in the  Plan.   Continuation  of  the  Plans  is  also  conditioned  on  Disinterested  Trustees  being ultimately responsible  for  selecting  and  nominating  any  new  Disinterested  Trustees.   Under Rule 12b-1,  the  Trustees  have  a duty to  request  and  evaluate,  and  persons  who  are  party  to any agreement  related  to  a  Plan  have  a  duty  to  furnish,  such  information  as  may  reasonably  be

necessary to  an  informed  determination  of  whether  the  Plan  or  any  agreement  should  be implemented or  continued.   Under  Rule  12b-1,  the  Trust  is  permitted  to  implement  or continue Plans  or  the  provisions  of  any  agreement  relating  to  such  Plans  from  year-to-year only if,  based  on  certain  legal  considerations,  the  Trustees  are  able  to  conclude  that  the  Plans will benefit  each  affected  Trust  Portfolio  and  class.   Absent  such  yearly  determination,  the Plans must  be  terminated  as  set  forth  above.   In  the  event  of  the  termination  of  the  Plans  for any reason,  the  provisions  of  this  Schedule  F  relating  to  the  Plans  will  also  terminate.   You agree that  your  selling  agreements  with  persons  or  entities  through  whom  you  intend  to distribute Contracts  will  provide  that  compensation  paid  to  such  persons  or  entities  may  be reduced if a Portfolio's  Plan  is  no  longer  effective  or  is  no  longer  applicable  to  such  Portfolio or class  of  shares  available  under  the  Contracts.

Any obligation  assumed  by  the  Trust  pursuant  to  this  Agreement  shall  be  limited  in  all cases to  the  assets  of  the  Trust  and  no  person  shall  seek  satisfaction  thereof  from  shareholders ofthe Trust.   You  agree  to  waive  payment  of  any  amounts  payable  to  you  by  Underwriter under a  Plan  until  such  time  as  the  Underwriter  has  received  such  fee  from  the  Trust.

The provisions  of  the  Plans  shall  control  over  the  provisions  of  the  Participation  Agreement, including this  Schedule  F,  in  the  event  of  any  inconsistency.  You  agree  to  provide  complete disclosure as  required  by  all  applicable  statutes,  rules  and  regulations  of  all  rule  12b-l   fees received from  us  in  the  prospectus  of  the  Contracts.

Schedule G

Addresses for  Notices

To the Company:                               Midland National  Life  Insurance  Company

                                                         4546 Corporate  Drive,  Suite  I  00

                                                         West Des  Moines, IA  50266

                                                         Attention:  Bill  Lowe,  President

To the  Distributor                             Sammons Financial  Network,  LLC

                                                         4546 Corporate  Drive,  Suite  I  00

                                                         West Des  Moines, lA  50266

                                                         Attention:  Bill  Lowe,  President

To the  Trust:                                     Franklin Templeton  Variable  Insurance  Products  Trust

                                                         One Franklin  Parkway,

                                                         Bldg.  920  2nd  Floor

                                                         San Mateo, California  94403

                                                         Attention:  Karen  L.  Skidmore,  Vice  President

To the  Underwriter:                           Franklin/Templeton  Distributors,  Inc.

                                                         100 Fountain  Parkway, Bldg.  140  7th  Floor

                                                         St. Petersburg, FL  33716

                                                         Attention:  Peter  Jones,  President

If to the  Trust  or  Underwriter          Franklin Templeton  Investments

with a  copy  to:                                 One Franklin  Parkway, Bldg.  920  2nd  Floor

                                                         San Mateo, California  94403

                                                         Attention:  General  Counsel

Schedule H  Shared  Funding  Order

Templeton Variable  Products  Series  Fund,  et  al.

File No.  812-11698

SECURITIES AND  EXCHANGE  COMMISSION Release No.  IC-24018

1999 SEC  LEXIS  1887

September 17,  1999

ACTION: Notice  of  application  for  an  amended order of  exemption  pursuant to Section  6(c)  of  the  Investment Company Act  of  1940  (the  "1940  Act")  from  the  provisions  of  Sections  9(a),  13(a),  15(a)  and  15(b)  of  the  1940  Act and Rules  6e-2(b)(15)  and  6e-3(T)(b)(15)  thereunder.

TEXT: Summary  of  Application:  Templeton  Variable  Products  Series  Fund  (the  "Templeton  Trust"),  Franklin Templeton Variable  Insurance  Products  Trust  (formerly  Franklin  Valuemark  Funds)  (the  "VIP Trust," and  together with the  Templeton  Trust,  the  "Funds"),  Templeton  Funds Annuity Company  ("TFAC")  or  any  successor  to  TFAC, and any  future  open-end  investment  company  for  which  TFAC  or  any  affiliate  is  the  administrator,  sub administrator, investment  manager,  adviser,  principal  underwriter,  or  sponsor  ("Future  Funds")  seek  an  amended order of  the  Commission to (1)  add  as  parties  to  that  order  the  VIP  Trust  and  any  Future  Funds  and (2) permit  shares of the  Funds  and  Future  Funds to be  issued  to  and  held  by  qualified  pension  and  retirement  plans outside the separate account  context.

Applicants: Templeton  Variable  Products  Series  Fund,  Franklin  Templeton  Variable  Insurance  Products  Trust, Templeton Funds  Annuity  Company  or  any  successor  to  TFAC,  and  any  future  open-end  investment company for which TFAC  or  any  affiliate  is  the  administrator,  sub-administrator,  investment  manager,  adviser,  principal underwriter, or  sponsor  (collectively,  the  "Applicants").

Filing Date:  The  application  was  filed  on  July  14,  1999,  and  amended  and  restated  on  September  17,  1999.

Hearing or  Notification  of  Hearing:  An order granting the  application  will  be  issued  unless the Commission  orders a hearing.  Interested  persons  may  request a hearing  by  writing to the  Secretary  of  the  Commission  and serving Applicants with  a  copy  of  the  request,  personally  or  by  mail.  Hearing  requests  should  be  received  by  the

Commission by  5:30p.m.,  on  October  12,  1999,  and  should  be  accompanied  by  proof  of  service  on  the  Applicants in the  form  of  an  affidavit  or,  for  lawyers,  a  certificate  of  service.  Hearing  requests  should  state  the  nature  of  the writer's interest,  the  reason  for  the  request, and the  issues  contested.  Persons  who  wish  to  be  notified  of  a  hearing may request  notification  by  writing  to  the  Secretary  of  the  Commission.

Addresses: Secretary,  Securities  and  Exchange  Commission,  450  Fifth  Street,  NW,  Washington,  D.C.  20549-0609. Applicants: Templeton  Variable  Products  Series  Fund  and  Franklin  Templeton  Variable  Insurance  Products  Trust,

777 Mariners  Island  Boulevard, San  Mateo,  California  94404, Attn:  Karen  L.  Skidmore,  Esq.

For Further  Information  Contact:  Kevin  P.  McEnery,  Senior Counsel, or  Susan  M.  Olson,  Branch  Chief,  Office  of

Insurance Products,  Division  oflnvestment  Management,  at  (202)  942-0670.

Supplementary Information:  The  following  is  a  summary  of  the  application.  The  complete  application  is  available for a  fee  from  the  SEC's  Public  Reference  Branch,  450  Fifth  Street,  N.W.,  Washington,  D.C.  20549-0102  (tel.  (202)

942-8090).

Applicants' Representations:

I. Each  of  the  Funds  is  registered  under  the  1940  Act  as  an  open-end  management  investment  company  and  was organized as  a  Massachusetts  business  trust.  The Templeton Trust currently consists  of  eight  separate  series,  and  the VIP Trust consists of  twenty-five  separate  series.  Each  Fund's  Declaration  of  Trust  permits  the  Trustees  to  create additional series of shares  at  any  time.  The  Funds  currently  serve  as  the  underlying  investment  medium  for  variable annuity contracts  and  variable  life  insurance  policies  issued  by  various  insurance  companies.  The Funds have  entered  into  investment  management  agreements  with  certain  investment managers ("Investment  Managers")  directly  or  indirectly  owned  by  Franklin  Resources,  Inc.  ("Resources"),  a  publicly  owned  company  engaged  in  the  financial  services  industry  through  its  subsidiaries.

2. TFAC  is  an  indirect, wholly owned  subsidiary  ofResources.  TFAC  is  the  sole  insurance  company  in  the  Franklin  Templeton  organization,  and  specializes  in  the  writing  of  variable  annuity  contracts.  The  Templeton  Trust has entered  into  a  Fund  Administration  Agreement  with  Franklin  Templeton  Services,  Inc.  ("FT  Services"),  which replaced TFAC  in  1998  as  administrator,  and  FT  Services  subcontracts  certain  services  to  TFAC.  FT  Services  also serves as  administrator  to  all  series  of  the  VIP  Trust.  TFAC  and  FT  Services  provide  certain  administrative  facilities and services  for  the  VIP  and  Templeton  Trusts.

3. On  November  16,  1993,  the  Commission  issued  an  order  granting  exemptive  relief  to  permit  shares  of  the Templeton Trust  to  be  sold  to  and  held  by  variable  annuity  and  variable  life  insurance  separate  accounts  of  both affiliated and  unaffiliated  life  insurance companies (Investment  Company  Act  Release  No.  19879,  File  No.  812-

8546) (the  "Original  Order").  Applicants  incorporate  by  reference  into  the  application  the  Application  for  the

Original Order  and  each  amendment  thereto,  the  Notice  of  Application  for  the  Original  Order,  and  the  Original Order, to  the  extent  necessary,  to  supplement the representations  made  in  the  application  in  support  of  the  requested relief. Applicants  represent  that  all  of  the  facts  asserted  in  the  Application  for  the  Original  Order and any amendments thereto  remain  true  and  accurate  in  all  material  respects  to  the  extent  that  such facts are  relevant  to  any relief on  which  Applicants  continue  to  rely.  The  Original  Order allows the  Templeton  Trust  to  offer its shares  to insurance companies as the  investment  vehicle  for  their  separate  accounts  supporting variable annuity  contracts  and variable life  insurance  contracts  (collectively,  the  "Variable  Contracts").  Applicants  state  that the Original  Order does not  (i)  include  the  VIP  Trust  or  Future  Funds  as  parties,  nor  (ii)  expressly  address  the  sale  of  shares  ofthe  Funds  or  any  Future  Funds  to  qualified  pension  and  retirement  plans  outside  the  separate  account context including,  without  limitation,  those  trusts,  pIans,  accounts,  contracts  or  annuities  described  in  Sections  40  I  (a),  403(a),  403(b),

408(b), 408(k),  414(d), 457(b), 501(c)(18) of the  Internal Revenue Code of  1986,  as  amended  (the  "Code"),  and  any other trust,  plan,  contract,  account  or  annuity  that  is  determined  to  be  within  the  scope  of  Treasury  Regulation

1.817.5(f)(3)(iii) ("Qualified  Plans").

4. Separate  accounts  owning  shares  of  the  Funds  and  their  insurance  company  depositors  are  referred  to  in  the application as  "Participating Separate Accounts"  and  "Participating  Insurance  Companies,''  respectively.  The  use  of a common  management  investment  company  as  the  underlying  investment  medium  for  both  variable  annuity  and variable life  insurance  separate  accounts  of  a  single  insurance  company  (or  of  two  or  more  affiliated  insurance companies) is  referred  to  as  "mixed  funding."  The  use  of  a  common  management  investment  company  as  the underlying investment  medium  for  variable  annuity  and/or  variable  life  insurance  separate  accounts  of  unaffiliated insurance companies  is  referred  to  as  "shared  funding."

Applicants' Legal  Analysis:

I. Applicants  request that the  Commission  issue  an  amended  order  pursuant  to  Section  6(c) of the  1940  Act, adding the  VIP  Trust  and  Future  Funds  to  the  Original  Order and exempting  scheduled  premium variable life insurance separate  accounts  and  flexible premium variable  life  insurance  separate  accounts  of  Participating Insurance Companies  (and, to the  extent necessary, any  principal  underwriter  and  depositor  of  such  an  account)  and  the  Applicants  from  Sections  9(a),  13(a),  15(a)  and  15(b)  ofthe  1940  Act,  and  Rules  6e-2(bXI5)  and  6e-3(T)(b)(l5) (and any  comparable  rule)  thereunder,  respectively,  to  the  extent  necessary  to  permit  shares  of  the  Funds  and  any Future Funds  to  be  sold  to  and  held  by  Qualified  Plans.  Applicants  submit  that the exemptions  requested  are appropriate in  the  public  interest,  consistent  with  the  protection  of  investors,  and  consistent  with  the  purposes  fairly intended by  the  policy  and  provisions  of  the  1940  Act.

2. The  Original  Order  does  not  include  the  VIP  Trust  or  Future  Funds  as  parties  nor  expressly  address  the  sale  of shares of  the  Funds  or  any  Future  Funds to Qualified  Plans.  Applicants  propose  that the VIP  Trust  and  Future  Funds be added  as  parties  to  the  Original  Order and the  Funds  and  any  Future  Funds  be  pennitted  to  offer  and  sell  their shares to  Qualified  Plans.

3. Section  6(c)  of  the  1940  Act  provides,  in  part,  that  the  Commission,  by  order  upon  application,  may conditionally or  unconditionally  exempt any person,  security  or  transaction,  or  any  class  or  classes  of  persons, securities or  transactions  from  any  provisions  of  the  1940  Act  or  the  rules  or  regulations  thereunder,  if  and  to  the extent that  such  exemption  is  necessary  or  appropriate  in  the  public  interest and consistent with the  protection  of investors and  the  purposes  fairly  intended  by  the  policy  and  provisions  of  the  1940  Act.

4.  In  connection  with  the  funding  of  scheduled  premium  variable  life  insurance contracts issued  through  a  separate account registered  under  the  1940  Act  as  a  unit investment trust  ("UIT"),  Rule  6e-2(b)(15)  provides  partial exemptions from various provisions  of  the  1940  Act,  including  the  following:  (1)  Section  9(a),  which  makes  it unlawful for  certain  individuals  to  act  in  the  capacity  of  employee,  officer,  or  director  for  a  UIT,  by  limiting the application of  the  eligibility  restrictions  in  Section  9(a)  to  affiliated  persons  directly  participating  in  the  management of a  registered  management  investment  company;  and  (2)  Sections  13(a),  15(a)  and  15(b)  of  the  1940  Act  to  the extent that  those  sections  might  be  deemed  to  require  "pass-through"  voting with respect  to  an  underlying  fund's shares, by  allowing  an  insurance  company  to  disregard  the  voting instructions of  contractowners  in  certain circumstances.

5 .  These  exemptions  are  available,  however,  only  where  the  management investment company  underlying  the separate account  (the  "underlying  fund")  offers  its  shares  "exclusively  to  variable  life  insurance  separate  accounts  of the life  insurer,  or  of any affiliated  life  insurance  company."  Therefore,  Rule  6e-2  does not pennit  either mixed funding or  shared funding because  the  relief  granted  by  Rule  6e-2(b)(15)  is  not  available  with  respect  to  a  scheduled premium variable  life  insurance  separate  account  that  owns  shares  of  an  underlying  fund  that also offers  its  shares to a variable annuity  or  a  flexible  premium variable life  insurance  separate  account  of  the  same  company  or  of  any affiliated life  insurance  company.  Rule  6e-2(b)(l5)  also  does  not  pennit  the  sale  of  shares  ofthe  underlying  fund to Qualified Plans.

6.  In  connection  with  flexible  premium  variable  life  insurance  contracts  issued  through  a  separate  account registered under  the  1940  Act  as  a  UIT,  Rule  6e-3(T)(b)(l5)  also  provides  partial  exemptions  from  Sections  9(a},

13(a), 15(a)  and  15(b)  ofthe  1940  Act.  These  exemptions,  however,  are  available  only  where  the  separate  account's underlying fund  offers  its  shares  "exclusively  to  separate  accounts  of  the  life  insurer,  or  of  any  affiliated  life insurance company,  offering  either  scheduled  contracts  or  flexible  contracts,  or  both;  or  which  also  offer  their  shares to variable  annuity  separate  accounts  of  the  life  insurer  or  of  an  affiliated  life  insurance  company."  Therefore,  Rule

6e-3(T) pennits  mixed  funding  but  does  not  pennit  shared  funding  and  also  does  not  pennit  the  sale  of  shares  of  the underlying fund  to  Qualified  Plans.  As  noted  above,  the  Original  Order  granted  the  Templeton  Trust  exemptive relief to  pennit  mixed  and  shared  funding,  but  did  not  expressly  address  the  sale  of its shares  to  Qualified  Plans.

7. Applicants  note  that  if  the  Funds  were  to  sell  their  shares  only  to  Qualified  Plans,  exemptive  relief  under  Rule

6e-2 and  Rule  6e-3(T)  would not be  necessary.  Applicants  state  that  the  relief  provided  for  under  Rule  6e-2(b)(15)

and Rule  6e-3(T)(b)(l5)  does not relate  to  qualified  pension  and  retirement  plans  or  to  a registered investment company's ability  to  sell  its  shares  to  such  plans.

8. Applicants  state  that  changes  in  the  federal  tax  law  have  created  the  opportunity  for  each  of  the  Funds  to increase its  asset  base  through  the  sale  of  its  shares to Qualified  Plans.  Applicants  state  that  Section  817(h)  of  the  Internal  Revenue  Code  of  1986,  as  amended  (the "Code"), imposes  certain  diversification  standards  on  the  assets underlying Variable  Contracts.  Treasury  Regulations  generally  require  that,  to  meet  the  diversification  requirements, all of  the  beneficial  interests  in  the  underlying  investment  company  must  be  held  by  the  segregated  asset  accounts  of  one  or  more  life  insurance  companies.  Notwithstanding  this,  Applicants  note  that  the  Treasury  Regulations  also  contain  an  exception  to  this  requirement  that  pennits  trustees  of  a  Qualified  Plan  to  hold  shares  of  an investment company, the  shares  of which are  also  held  by  insurance  company  segregated  asset  accounts,  without  adversely  affecting  the  status  of  the  investment  company  as  an  adequately  diversified  underlying  investment  of Variable Contracts  issued  through  such  segregated  asset  accounts  (Treas.  Reg.  1.817-5(f)(3)(iii)).

9. Applicants  state  that  the  promulgation  of  Rules  6e-2(b)(l5)  and 6e-3(T)(b)(15) under  the  1940  Act  preceded  the issuance of  these  Treasury  Regulations.  Thus,  Applicants  assert  that  the  sale  of  shares  of  the  same  investment company to  both  separate  accounts  and  Qualified  Plans  was  not  contemplated at the  time  of  the  adoption  of  Rules

6e-2(b)(l5) and  6e-3(T)(b)(l5).

10. Section  9(a)  provides  that  it  is  unlawful  for  any  company  to  serve  as  investment  adviser  or  principal underwriter of  any  registered  open-end  investment  company  if  an  affiliated  person  of  that  company  is  subject  to  a  disqualification  enumerated  in  Section  9(a)(l)  or  (2).  Rules  6e-2(b)(15)  and  6e-3(T)(b)(15)  provide  exemptions  from  Section  9(a)  under  certain  circumstances,  subject to the  limitations  on  mixed  and  shared  funding.  These  exemptions  limit  the  application  of  the  eligibility  restrictions to affiliated  individuals or companies  that  directly  participate  in  the management of  the  underlying  portfolio  investment  company.

II. Applicants  state  that  the  relief  granted  in  Rule  6e-2(b)(15)  and  6e-3(T)(b)(l5)  from  the  requirements  of  Section  9 limits, in  effect,  the  amount  of  monitoring  of  an  insurer's  personnel  that  would  otherwise  be  necessary  to  ensure  compliance  with  Section  9  to  that  which  is  appropriate  in  light of the  policy  and  purposes  of  Section  9.  Applicants  submit  that  those Rules recognize  that  it  is  not  necessary  for  the  protection  of investors or  the  purposes  fairly intended by  the  policy  and  provisions  of  the  1940 Act to  apply  the  provisions  of  Section  9(a)  to  the  many individuals involved  in  an  insurance  company  complex, most of  whom typically will  have  no  involvement  in  matters pertaining to  investment  companies  funding  the  separate  accounts.

12. Applicants  to  the  Original  Order  previously  requested  and  received  relief  from Section 9(a)  and  Rules  6e-

2(b)(15) and  6e-3(T)(b)(l5)  to  the  extent  necessary to permit mixed and  shared  funding.  Applicants  maintain  that the relief  previously granted from  Section  9(a)  will  in  no  way  be  affected  by  the  proposed  sale  of  shares  of  the  Funds to Qualified  Plans.  Those  individuals  who  participate  in  the  management  or  administration  of  the  Funds  will  remain the same  regardless  of  which  Qualified Plans use  such  Funds.  Applicants  maintain  that  more  broadly  applying  the requirements of  Section  9(a)  because  of investment by  Qualified  Plans  would  not  serve  any  regulatory  purpose. Moreover, Qualified  Plans,  unlike  separate  accounts,  are  not  themselves  investment  companies  and  therefore  are  not subject to  Section  9  of  the  1940  Act.

13. Applicants  state that Rules  6e-2(b)(15)(iii)  and  6e-3(T)(b)(IS)(iii)  provide  exemptions  from  the  pass-through voting requirement  with  respect  to  several  significant  matters,  assuming  the  limitations  on  mixed  and  shared  funding are observed.  Rules  6e-2(b)(l5)(iii)(A)  and  6e-3(T)(b)(l5)(iii)(A)  provide  that  the  insurance  company  may  disregard the voting  instructions of its  contractowners  with  respect  to  the  investments  of  an  underlying  fund or any  contract between a  fund  and  its  investment adviser, when  required  to  do  so  by  an  insurance  regulatory  authority  (subject  to the provisions  of  paragraphs  (b)(5)(i)  and  (b)(7)(ii)(A)  of  the  Rules).  Rules  6e-2(b)(15)(iii)(B)  and  6e-

3(T)(b)(l5)(iii)(A)(2) provide  that  the  insurance  company  may  disregard contractowners' voting  instructions  if  the contractowners initiate  any  change  in  such  company's  investment  policies,  principal  underwriter,  or  any  investment adviser (provided  that  disregarding  such  voting  instructions  is  reasonable  and  subject  to  the  other  provisions  of paragraphs (b)(5)(ii)  and  (b)(7)(ii)(B)  and  (C)  of  the  Rules).

14. Applicants  assert  that  Qualified  Plans,  which  are  not  registered  as  investment  companies  under  the  1940  Act, have no  requirement  to  pass-through  the  voting  rights  to  plan participants. Applicants  state that applicable  law expressly reserves  voting  rights  to  certain  specified  persons.  Under  Section  403(a)  of  the  Employment  Retirement Income Security  Act  ("ERISA"),  shares  of  a  fund  sold  to  a  Qualified  Plan  must  be  held  by  the  trustees  of  the Qualified Plan.  Section  403(a)  also  provides  that  the  trustee(s)  must have exclusive  authority  and  discretion  to manage and  control  the  Qualified  Plan  with  two  exceptions:  (I)  when  the  Qualified  Plan  expressly  provides  that  the trustee(s) are  subject  to  the  direction  of  a  named  fiduciary  who  is  not  a  trustee,  in  which  case  the  trustees  are  subject to proper  directions  made  in  accordance  with  the  terms  of  the  Qualified  Plan  and  not  contrary  to  ERISA;  and  (2) when the  authority  to  manage,  acquire  or  dispose  of  assets  of  the  Qualified  Plan  is  delegated  to  one  or  more investment managers  pursuant  to  Section  402(c)(3)  of  ERISA.  Unless  one  of  the  two  above  exceptions  stated  in Section 403(a)  applies,  Qualified  Plan  trustees  have  the  exclusive  authority  and  responsibility  for  voting  proxies. Where a  named fiduciary to  a  Qualified  Plan appoints an  investment  manager,  the  investment  manager  has  the responsibility to  vote  the  shares held unless  the  right to vote  such  shares is reserved  to  the  trustees  or  the  named fiduciary. Where  a  Qualified Plan does  not  provide  participants  with  the  right  to  give  voting  instructions,  Applicants do not see any  potential  for  material  irreconcilable  conflicts of interest between  or  among  variable  contract  holders and Qualified  Plan  investors with respect  to  voting  of  the  respective  Fund's  shares.  Accordingly,  Applicants  state that, unlike  the  case  with  insurance  company  separate  accounts,  the  issue  of  the  resolution  of  material  irreconcilable conflicts with  respect to voting  is  not  present  with  respect to such  Qualified  Plans  since  the  Qualified  Plans  are  not entitled to  pass-through  voting  privileges.

15. Even  if  a  Qualified Plan were  to  hold  a  controlling  interest  in  one  of  the  Funds,  Applicants  believe  that  such control would  not  disadvantage  other  investors  in  such  Fund  to  any  greater extent than  is  the  case  when  any institutional shareholder  holds  a  majority  ofthe  voting  securities  of  any  open-end  management  investment  company. In this  regard,  Applicants  submit  that  investment in a  Fund  by  a  Qualified  Plan  will  not  create  any  of  the  voting complications occasioned  by  mixed  funding  or  shared  funding.  Unlike  mixed  or  shared  funding,  Qualified  Plan investor voting  rights  cannot  be  frustrated  by  veto  rights  of  insurers  or  state  regulators.

16. Applicants  state  that  some  of  the  Qualified  Plans,  however,  may  provide  for  the  trustee(s),  an  investment adviser (or  advisers),  or  another  named  fiduciary  to  exercise  voting  rights  in  accordance  with  instructions  from participants. Where  a  Qualified  Plan  provides  participants  with  the  right  to  give  voting  instructions,  Applicants  see no reason to believe  that  participants  in  Qualified  Plans  generally  or  those  in  a  particular  Qualified  Plan,  either  as  a single group  or  in  combination  with  participants  in  other  Qualified  Plans,  would  vote  in  a  manner  that  would disadvantage Variable  Contract  holders.  In  sum,  Applicants  maintain  that  the  purchase  of  shares  of  the  Funds  by Qualified Plans that provide  voting  rights  does  not  present  any  complications  not  otherwise  occasioned  by  mixed  or shared funding.

17. Applicants  do  not  believe  that  the  sale  of  the  shares  of  the  Funds  to  Qualified  Plans  will  increase  the  potential for material  irreconcilable  conflicts  of  interest  between  or  among  different  types  of  investors.  In  particular, Applicants see  very  little  potential  for  such  conflicts  beyond  that  which would otherwise  exist  between  variable annuity and  variable  life  insurance  contractowners.

18. As  noted  above,  Section  817(h)  of  the  Code  imposes  certain  diversification  standards  on  the  underlying  assets of variable  contracts  held  in  an  underlying mutual fund.  The  Code  provides  that  a  variable  contract  shall  not  be treated as  an  annuity  contract  or  life  insurance,  as  applicable,  for  any  period  (and  any  subsequent  period)  for  which the investments  are  not,  in  accordance  with  regulations  prescribed by the  Treasury  Department,  adequately diversified.

19. Treasury  Department  Regulations  issued  under  Section  817(h)  provide  that,  in  order  to  meet the statutory diversification requirements,  all  of  the  beneficial  interests  in  the  investment company must  be  held  by  the  segregated asset accounts of  one  or  more  insurance  companies.  However,  the  Regulations  contain  certain  exceptions  to  this requirement, one  of  which  allows  shares  in  an  underlying  mutual  fund  to be held  by  the  trustees  of  a  qualified pension or retirement  plan  without  adversely  affecting  the  ability  of  shares  in  the  underlying  fund  also  to  be  held  by separate accounts  of  insurance  companies  in  connection  with  their  variable  contracts  (Treas.  Reg.  1.81  7-5(t)(3)(iii)). Thus,  Applicants  believe  that  the  Treasury  Regulations  specifically  permit  "qualified  pension  or  retirement  plans" and separate  accounts  to  invest  in  the  same  underlying  fund.  For  this  reason,  Applicants  have  concluded that neither the Code  nor  the  Treasury  Regulations  or  revenue  rulings  thereunder  presents  any  inherent  conflict  of  interest.

20. Applicants  note  that  while  there  are  differences  in  the  manner  in  which  distributions from Variable  Contracts and Qualified  Plans  are  taxed,  these  differences  will  have  no  impact on the  Funds.  When  distributions are to be made, and  a  Separate  Account  or  Qualified  Plan  is  unable  to  net  purchase  payments  to  make  the  distributions,  the Separate Account  and  Qualified  Plan  will  redeem  shares of the  Funds  at  their  respective  net  asset  value  in conformity with  Rule  22c-1  under  the  1940  Act  (without the imposition  of  any  sales  charge)  to provide proceeds  to meet distribution  needs.  A  Qualified  Plan  will  make  distributions  in  accordance  with  the  terms  of  the  Qualified  Plan.

21. Applicants  maintain  that  it  is  possible  to  provide  an  equitable  means  of  giving  voting  rights  to  Participating Separate Account  contractowners  and  to  Qualified  Plans.  ln  connection  with  any  meeting  of  shareholders,  the  Funds will inform each  shareholder,  including  each  Participating  Insurance  Company  and  Qualified  Plan,  of  information necessary for  the  meeting,  including  their  respective  share  of  ownership  in  the  relevant  Fund.  Each  Participating Insurance Company  will  then solicit voting  instructions  in  accordance  with  Rules  6e-2  and  6e-3(T),  as  applicable, and its  participation  agreement  with  the  relevant  Fund.  Shares  held  by  Qualified Plans will  be  voted  in  accordance with applicable  law.  The  voting  rights  provided  to  Qualified  Plans  with  respect  to  shares  of  the  Funds  would  be  no different from  the  voting  rights  that  are  provided  to  Qualified  Plans  with  respect  to  shares  of  funds  sold  to  the general public.

22. Applicants  have  concluded  that  even  if  there  should  arise  issues  with  respect to a  state  insurance commissioner's veto powers over  investment  objectives  where  the  interests  of  contractowners  and  the  interests  of Qualified Plans  are  in  conflict,  the  issues  can  be  almost  immediately  resolved  since  the  trustees  of(or  participants in) the  Qualified  Plans  can,  on  their  own,  redeem  the  shares  out  of  the  Funds.  Applicants  note  that  state  insurance commissioners have  been  given  the  veto  power  in  recognition  of  the  fact  that  insurance  companies  usually  cannot simply redeem  their  separate  accounts  out  of  one  fund  and  invest  in  another.  Generally,  time-consuming,  complex transactions must  be  undertaken  to  accomplish  such  redemptions  and  transfers.  Conversely,  the  trustees  of  Qualified Plans or  the  participants  in  participant-directed  Qualified Plans can make  the  decision  quickly  and  redeem  their interest in  the  Funds  and  reinvest in another  funding  vehicle  without  the  same  regulatory  impediments  faced  by separate accounts  or,  as  is  the  case  with  most  Qualified  Plans,  even  hold  cash  pending  suitable  investment.

23. Applicants  also  state  that  they  do  not  see  any  greater  potential  for  material  irreconcilable  conflicts  arising between the  interests  of  participants  under  Qualified  Plans  and contractowners of  Participating  Separate  Accounts from possible  future  changes  in  the  federal  tax  laws  than  that  which  already  exist  between  variable  annuity contractowners and  variable  life  insurance  contractowners.

24. Applicants  state  that  the  sale  of  shares  ofthe  Funds  to  Qualified  Plans  in  addition  to  separate  accounts  of

Participating Insurance  Companies  will  result in an  increased  amount of assets  available  for  investment  by  the

Funds. This  may  benefit  variable  contractowners  by  promoting  economies  of  scale,  by  permitting  increased  safety  of investments through  greater  diversification, and by  making  the  addition  of  new  portfolios  more  feasible.

25. Applicants  assert  that,  regardless  of  the  type  of  shareholders  in  each  Fund,  each  Fund's  Investment  Manager  is or would  be  contractually  and  otherwise  obligated  to  manage  the  Fund  solely  and  exclusively  in  accordance  with that Fund's  investment  objectives,  policies  and  restrictions  as  well  as  any  guidelines  established  by  the  Board  of Trustees of  such  Fund  (the  "Board").  The  Investment  Manager  works  with  a  pool  of  money  and  (except in a  few instances where  this  may  be  required  in  order  to  comply  with state insurance  laws)  does not take  into  account  the identity of  the  shareholders.  Thus,  each  Fund  wiii  be  managed  in  the  same  manner  as  any  other  mutual  fund. Applicants therefore  see  no  significant  legal  impediment  to  permitting  the  sale  of  shares  of  the  Funds  to  Qualified Plans.

26. Applicants  state  that  the  Commission  has  permitted  the  amendment  of  a  substantially  similar  original  order  for the purpose  of  adding  a  party  to  the  original  order  and  has  permitted  open-end  management  investment  companies  to offer their  shares directly to  Qualified Plan in  addition  to  separate  accounts  of  affiliated  or  unaffiliated  insurance companies which  issue  either or both  variable  annuity  contracts  or  variable  life  insurance  contracts.  Applicants  state that the  amended  order  sought  in  the  application  is  identical  to  precedent  with  respect  to  the  conditions  Applicants propose should  be  imposed  on  Qualified Plans in  connection  with  investment  in  the  Funds.

Applicants' Conditions:

If the  requested  amended  order  is  granted,  Applicants  consent  to  the  following  conditions:

I. A  majority  of  the  Board  of  each  Fund  shall  consist  of  persons  who  are  not  "interested  persons"  thereof,  as defined by  Section  2(a)(l9)  of  the  1940  Act,  and  the  rules  thereunder  and  as  modified  by  any  applicable  orders  of the Commission,  except  that  if  this  condition  is  not  met  by  reason  of  the  death,  disqualification  or  bona fide resignation of  any  Board  Member  or  Members,  then the operation  of  this  condition  shall  be  suspended:  (a)  for  a period of  45  days  if  the  vacancy  or  vacancies  may  be  filled  by  the  remaining  Board  Members;  (b)  for  a  period  of  60 days if  a  vote  of  shareholders  is  required  to  fill  the  vacancy  or  vacancies;  or  (c)  for  such  longer  period  as  the Commission may  prescribe  by  order  upon  application.

2. The  Board  will  monitor  their  respective  Fund for the  existence  of  any  material  irreconcilable  conflict  among  the interests of  the  Variable  Contract  owners  of  all  Separate  Accounts  investing  in  the  Funds  and  of  the  Qualified  Plan participants investing  in  the  Funds.  The  Board  will  determine  what  action,  if  any,  shall  be  taken  in  response  to  such conflicts. A  material irreconcilable conflict  may  arise  for  a  variety  of  reasons,  including:  (a)  an  action  by  any  state insurance regulatory  authority;  (b)  a  change  in  applicable  federal  or  state  insurance,  tax  or  securities  laws  or regulations, or  a  public  ruling,  private  letter  ruling,  no-action  or  interpretive  letter,  or  any similar action  by insurance, tax or  securities  regulatory  authorities;  (c)  an  administrative  or  judicial  decision  in  any  relevant proceeding; (d)  the  manner in which  the  investments  of  the  Funds  are  being  managed;  (e)  a  difference  in  voting instructions given  by  variable  annuity  contract  owners,  variable  life  insurance  contract owners, and  trustees  of Qualified Plans;  (f)  a  decision  by  an  insurer  to  disregard  the  voting  instructions  of  Variable  Contract  owners;  or  (g) if applicable,  a  decision  by  a  Qualified  Plan  to  disregard  the  voting  instructions  of  Qualified  Plan  participants.

3. Participating  Insurance  Companies,  the  Investment  Managers,  and  any  Qualified  Plan  that  executes  a  fund participation agreement  upon  becoming  an  owner  of  I  0 percent or  more  of  the  assets  of  an  Fund  (a  "Participating Qualified Plan"),  will  report  any  potential  or  existing  conflicts  of  which it becomes  aware  to  the  Board  of  any relevant Fund.  Participating  Insurance  Companies,  the  Investment  Managers  and  the  Participating  Qualified  Plans will be  responsible  for  assisting  the  Board  in  carrying  out  its  responsibilities  under  these  conditions  by  providing  the Board with  all  information  reasonably  necessary  for  the  Board  to  consider  any  issues  raised.  This  responsibility includes, but  is  not  limited  to,  an  obligation  by  each  Participating  Insurance  Company  to  inform  the  Board  whenever voting instructions  of  Contract  owners  are  disregarded  and, if pass-through  voting  is  applicable,  an  obligation  by  each  Participating  Qualified  Plan  to  inform  the Board whenever  it  has  determined  to  disregard  Qualified  Plan participant voting  instructions.  The  responsibility  to  report  such  information  and  conflicts,  and  to  assist  the  Board, will be  contractual  obligations  of  all  Participating  Insurance Companies investing  in  the  Funds under their  agreements  governing  participation  in  the  Funds,  and  such  agreements  shall  provide  that  these  responsibilities  will be carried  out  with  a  view  only  to  the  interests  of  the  Variable  Contract  owners.  The  responsibility  to  report  such information and  conflicts,  and  to  assist  the  Board,  will  be  contractual  obligations  of  all  Participating  Qualified  Plans under their  agreements  governing  participation  in  the  Funds,  and  such  agreements  will  provide  that  their responsibilities will  be  carried  out  with a view  only  to  the  interests  of  Qualified  Plan  participants.

4. If  it  is  determined  by  a  majority  of  the  Board of a  Fund,  or  by  a  majority  of  the  disinterested  Board  Members, that a  material  irreconcilable  conflict  exists,  the  relevant  Participating  Insurance  Companies  and  Participating Qualified Plans  will,  at  their  own  expense  and  to  the  extent reasonably practicable  as  determined  by  a  majority  of the disinterested  Board  Members,  take  whatever  steps  are  necessary  to  remedy  or  eliminate  the  material irreconcilable conflict,  which  steps  could  include:  (a)  in  the  case  of  Participating  Insurance  Companies,  withdrawing the assets  allocable  to  some  or  all  ofthe  Separate  Accounts  from  the  Fund  or  any  portfolio  thereof  and  reinvesting such assets  in  a  different  investment  medium,  including  another  portfolio  of  an  Fund  or  another  Fund,  or  submitting the question  as  to  whether  such  segregation  should  be  implemented  to  a  vote  of  all  affected  Variable  Contract owners and,  as  appropriate,  segregating the assets  of  any  appropriate  group  (i.e.,  variable  annuity  contract  owners  or variable life  insurance  contract  owners  of  one  or  more  Participating  Insurance  Companies)  that  votes in favor  of such segregation,  or  offering  to  the  affected  Variable  Contract  owners  the  option  of  making  such  a  change;  (b)  in  the case of  Participating  Qualified  Plans,  withdrawing  the  assets  allocable  to  some  or  all  of  the  Qualified  Plans  from  the Fund and reinvesting  such  assets  in  a  different  investment  medium;  and (c) establishing  a  new registered management  investment company or  managed  Separate  Account.  If  a  material  irreconcilable  conflict  arises  because  of  a  decision  by  a  Participating  Insurance  Company to disregard  Variable  Contract  owner  voting  instructions,  and that decision  represents  a  minority  position  or  would  preclude  a  majority  vote,  then  the  insurer  may  be  required,  at the Fund's  election,  to  withdraw  the  insurer's  Separate  Account  investment  in  such  Fund,  and  no  charge  or  penalty will be  imposed  as  a  result  of  such  withdrawal.  If  a  material  irreconcilable  conflict  arises  because  of  a  Participating Qualified Plan's  decision  to  disregard  Qualified  Plan  participant  voting  instructions,  if  applicable,  and  that decision represents minority  position  or  would  preclude  a  majority vote, the  Participating  Qualified  Plan  may  be  required,  at the Fund's  election,  to  withdraw  its  investment in such  Fund,  and  no  charge  or penalty will  be  imposed  as  a  result  of such withdrawal.  The  responsibility  to  take  remedial  action  in  the  event  of  a  determination  by  a  Board of a  material irreconcilable conflict  and  to  bear  the  cost  of  such  remedial  action  will  be  a  contractual obligation of  all

Participating Insurance Companies and  Participating  Qualified  Plans  under  their  agreements  governing  participation in the  Funds,  and  these  responsibilities  will  be  carried  out  with  a  view  only  to  the  interest  of  Variable  Contract owners and  Qualified Plan participants.

5. For  purposes  of  Condition  4,  a  majority of the  disinterested  Board  Members  of  the  applicable  Board  will determine whether  or  not  any  proposed  action  adequately  remedies  any  material  irreconcilable  conflict,  but  in  no event will the  relevant  Fund  or  the  Investment  Managers  be  required  to  establish  a  new  funding  medium  for  any Contract. No Participating Insurance  Company  shall  be  required  by  Condition  4  to  establish  a  new  funding  medium for any  Variable  Contract  if  any  offer  to  do  so has been  declined  by  vote  of  a  majority  of  the  Variable  Contract owners materially  and adversely affected  by  the  material  irreconcilable  conflict.  Further,  no  Participating  Qualified Plan shall  be  required  by  Condition  4  to  establish  a new funding  medium  for  any  Participating  Qualified Plan if(a)  a majority of  Qualified  Plan  participants  materially  and  adversely  affected  by  the  irreconcilable  material  conflict  vote to decline  such  offer,  or  (b)  pursuant  to  governing  Qualified  Plan  documents  and  applicable  law,  the  Participating Qualified Plan  makes  such  decision  without  a  Qualified  Plan  participant  vote.

6. The  determination  of  the  Board  ofthe  existence  of  a  material  irreconcilable  conflict  and  its  implications  will  be made known  in  writing  promptly  to  all  Participating  Insurance  Companies  and  Participating Qualified Plans.

7. Participating  Insurance  Companies  will  provide  pass-through  voting  privileges  to  Variable  Contract  owners  who invest in  registered  Separate  Accounts  so  long  as  and  to  the  extent  that  the  Commission  continues  to  interpret the

1940 Act  as  requiring  pass-through  voting  privileges  for Variable Contract  owners.  As  to  Variable  Contracts  issued by unregistered  Separate  Accounts,  pass-through  voting  privileges  will  be  extended  to  participants  to  the  extent granted by  issuing  insurance  companies.  Each  Participating  Insurance  Company  will  also  vote  shares  of  the  Funds held in  its  Separate  Accounts  for  which  no  voting  instructions  from Contract owners  are  timely  received,  as  well  as shares of  the  Funds  which  the  Participating  Insurance  Company  itself  owns,  in  the  same  proportion  as  those  shares of the  Funds  for  which  voting  instructions  from contract owners  are  timely  received.  Participating  Insurance Companies will  be  responsible  for  assuring  that  each  of  their  registered  Separate  Accounts participating in  the  Funds calculates voting  privileges  in  a  manner consistent with  other  Participating  Insurance  Companies.  The  obligation  to calculate voting  privileges  in  a  manner  consistent  with  all  other registered Separate  Accounts  investing  in  the  Funds will be  a  contractual  obligation  of  all  Participating  Insurance  Companies  under  their  agreements  governing  their participation in  the  Funds.  Each  Participating  Qualified  Plan  will  vote as required  by  applicable  law  and governing Qualified Plan documents.

8. All  reports  of  potential or existing  conflicts  received  by  the  Board  of  a  Fund  and  all  action  by  such  Board  with regard to  determining  the  existence  of  a  conflict,  notifying  Participating  Insurance  Companies  and  Participating Qualified Plans  of  a  conflict,  and  determining  whether  any  proposed  action  adequately  remedies  a  conflict,  will  be properly recorded  in  the  minutes  of  the  meetings  of  such  Board  or  other  appropriate  records,  and such minutes  or other records shall  be  made  available  to  the  Commission  upon  request.

9. Each  Fund  will  notify  all  Participating  Insurance  Companies  that  separate  disclosure  in  their  respective Separate Account prospectuses  may  be  appropriate  to  advise  accounts  regarding  the  potential  risks  of  mixed  and  shared funding. Each  Fund  shall  disclose  in  its  prospectus  that  (a)  the  Fund  is  intended  to  be  a  funding  vehicle  for  variable annuity and  variable  life  insurance  contracts  offered  by  various  insurance  companies  and  for  qualified  pension  and retirement plans;  (b)  due  to  differences  of  tax  treatment  and  other considerations, the  interests  of  various  Contract owners participating  in  the  Fund  and/or  the  interests  ofQualified  Plans investing in  the  Fund  may  at  some  time be in conflict; and (c) the  Board of such  Fund  will  monitor  events  in  order  to  identifY  the  existence  of  any  material irreconcilable conflicts and  to  determine  what  action,  if  any,  should  be  taken  in  response  to  any  such  conflict.

10. Each  Fund  will  comply  with  all  provisions  of  the  1940  Act requiring voting by  shareholders  (which,  for  these purposes, will  be  the  persons  having a voting  interest in the  shares  of  the  Funds),  and,  in  particular,  the  Funds  will either provide  for  annual  shareholder  meetings  (except insofar as  the  Commission  may  interpret  Section  16  of  the

1940 Act  not  to  require  such  meetings)  or  comply  with  Section  16(c)  of  the  1940  Act,  although  the  Funds  are  not  the type oftrust  described  in  Section  16(c)  ofthe  1940  Act,  as  well  as  with  Section 16(a) ofthe  1940  Act  and,  if  and when applicable,  Section  16(b)  of  the  1940  Act.  Further,  each  Fund  will  act  in  accordance  with the Commission's interpretation of  the  requirements  of  Section  16(a)  with  respect  to  periodic  elections  ofBoard  Members  and  with whatever rules  the  Commission  may  promulgate  with  respect  thereto.

II. If  and  to  the  extent  Rules  6e-2  or  6e-3(T)  under  the  1940 Act is  amended,  or  proposed  Rule  6e-3  under  the

1940 Act  is  adopted,  to  provide  exemptive  relief  from any provision  of  the  1940  Act  or  the  rules  promulgated thereunder, with  respect  to  mixed  or  shared funding on  terms  and  conditions  materially  different  from any exemptions granted  in  the  order  requested  in  the  application,  then  the  Funds  and/or  Participating  Insurance Companies and  Participating  Qualified  Plans,  as  appropriate,  shall  take  such  steps  as  may  be  necessary  to  comply with such  Rules  6e-2  and  6e-3(T),  as  amended,  or  proposed  Rule  6e-3, as adopted,  to  the  extent  that  such  Rules  are applicable.

12. The  Participating  Insurance  Companies  and  Participating  Qualified  Plans  and/or  the  Investment  Managers,  at least annually,  will  submit to the  Board  such  reports,  materials  or  data  as  the  Board  may  reasonably  request  so  that the Board  may  fully  carry  out  obligations  imposed  upon  it  by  the  conditions  contained  in  the  application.  Such reports, materials  and  data  will  be  submitted  more  frequently  if  deemed appropriate by  the  Board.  The  obligations  of the Participating  Insurance  Companies  and  Participating  Qualified  Plans to provide  these  reports,  materials  and  data to the  Board,  when  the  Board  so  reasonably  requests,  shall  be  a  contractual  obligation  of  all  Participating  Insurance Companies and  Participating  Qualified  Plans  under  their  agreements  governing  participation  in  the  Funds.

13. If  a  Qualified  Plan  should  ever  become  a holder of  ten  percent  or  more  of  the  assets  ofa  Fund,  such  Qualified Plan will  execute  a  participation  agreement  with  the  Fund  that  includes  the  conditions  set  forth  herein  to  the  extent applicable. A  Qualified  Plan  will  execute  an  application  containing  an  acknowledgment  of  this  condition  upon  such Qualified Plan's  initial  purchase  of  the  shares  of  any  Fund.

Conclusion:

Applicants assert that, for the reasons  summarized  above,  the  requested  exemptions  are  appropriate  in  the  public interest and consistent  with  the  protection  of  investors  and  the  purposes  fairly  intended  by  the  policy  and  provisions of the  1940  Act.

For the  Commission,  by  the  Division  oflnvestment Management, pursuant  to  delegated  authority.

Templeton Variable  Products  Series  Fund,  et  al.

File No.  812-11698

SECURITIES AND EXCHANGE  COMMISSION Release No.  IC-24079

1999 SEC  LEXIS  2177

October 13,  1999

ACTION: Order  Granting  Exemptions

TEXT: Templeton Variable Products  Series  Fund  ("Templeton  Trust"),  Franklin Templeton Variable  Insurance Products Trust  ("VIP  Trust"),  Templeton  Funds  Annuity  Company  ("TFAC")  or  any  successor  to  TFAC,  and  any future open-end  investment  company  for  which  TFAC  or  any  affiliate  is  the  administrator,  sub-administrator, investment manager,  adviser,  principal  underwriter,  or  sponsor  ("Future  Funds")  filed  an  application  on  July  14,

1999, and  an  amendment  on  September  17,  1999  seeking  an  amended  order  of  the  Commission  pursuant  to  Section

6(c) ofthe  Investment  Company  Act  of  1940  ("1940  Act")  exempting  them  from  the  provisions  of  Sections  9(a),

13(a), lS(a)  and  15(b)  ofthe  1940  Act  and  Rules 6e-2(b)(15) and  6e-3(T)(b)(l5).  The  prior  order  (Rei.  No.  IC-

19879) granted  exemptive  relief  to  permit  shares  of  the  Templeton  Trust  to  be  sold  to  and  held  by  variable  annuity and variable  life  insurance  separate  accounts  of  both affiliated and  unaffiliated  life  insurance  companies.  The proposed relief  would  amend  the  prior  order  to  add  as  parties  to  that  order  the  VIP  Trust  and  any  Future  Funds and to permit  shares  of  the  Templeton Trust, the  VIP  Trust,  and  Future  Funds  to  be  issued  to  and  held  by  qualified pension and  retirement  plans  outside  the  separate  account  context.

A notice  of  the  filing  of the application  was  issued  on  September  17,  1999  (Rei.  No.  IC-24018).  The  notice  gave interested persons  an  opportunity  to  request  a  hearing  and  stated  that  an  order  granting  the  application  would  be issued unless  a  hearing  should  be  ordered.  No  request  for  a  hearing  has  been  filed,  and  the  Commission  has  not ordered a  hearing.

The matter  has  been considered, and  it  is  found  that  granting  the  requested  exemptions  is  appropriate  in  the  public interest and consistent  with  the  protection  of  investors  and  the  purposes  intended  by  the  policy  and  provisions  of  the

1940 Act.

Accordingly,

IT IS  ORDERED,  pursuant  to  Section  6(c)  of the 1940 Act, that  the  requested  exemptions  from  Sections  9(a),

13(a), 15(a)  and  IS(b)  ofthe  1940  Act,  and  Rules  6e-2(b)(l5)  and  6e-3(T)(b)(15)  thereunder,  be,  and  hereby  are,

granted, effective  forthwith.

For the  Commission,  by  the  Division  of  Investment  Management,  pursuant  to  delegated  authority.

24(b)(8)(n)	Amendment to Participation agreement between Midland National Life Insurance Company and Franklin Templeton.

Participation Agreement Addendum

Effective as  of January 1,  2012

Franklin Templeton  Variable Insurance Products  Trust

Franklin/Templeton Distributors,  Inc. Midland National  Life  Insurance  Company Sammons Financial  Network,  LLC

Franklin Templeton  Variable  Insurance  Products  Trust  (the  "Trust"), Franklin/Templeton Distributors,  Inc.  (the  "Underwriter,"  and  together  with  the  Trust,  "we," "our," or "us"), Midland  National  Life  Insurance  Company,  and  Sammons  Financial Network, LLC,  your  distributor  (collectively,  the  "Company"  "you"  or  "your"),  on  your behalf and  on  behalf  of  certain  Accounts,  (individually  a  "Party",  collectively,  the  "Parties") have previously  entered  into  a  Participation  Agreement  dated  January  1,  2012,  as  may  be amended from  time  to  time  (the  "Agreement").

WHEREAS, the  Parties  now  desire  to  amend  the  Agreement  by  this  Participation Agreement Addendum  (''the  Addendum")  to  facilitate  the  summary  prospectus  delivery options pursuant  to  Rule  498  of  the  Securities  Act  of  1933  as  amended,  ("Rule  498").

NOW, THEREFORE,  in  consideration  ofthe  mutual  covenants  herein  contained, which consideration  is  full  and  complete,  the  Parties  agree  as  follows:

1.  New  paragraphs  4.7.1  through  4.7.3,  as  set  forth  in  Attachment  A  of  this  Addendum, are added  at  the  end  ofthe  existing  paragraphs  of  Section  4  ofthe  Agreement.   This Addendum constitutes  the  new  procedures  referred  to  in Section 6  of  the  Agreement, and provides  additional  requirements  in  connection  with  the  authorized  use  ofthe summary prospectus  under  Rule  498.

2.  Unless  otherwise  indicated,  the  terms  defined  in  the  Agreement  shall  have  the  same meaning in  this  Addendum.   All  other  terms  and  provisions  of  the  Agreement  not amended herein,  including,  but  not  limited  to  the  indemnification  provisions,  shall remain in  full  force  and  effect  and  wiii  apply  to  the  terms  of  this  Addendum  as applicable.

3.   This  Addendum  will  terminate  automatically  upon  the  termination  of  the  Agreement.

It may  also  be  terminated  by  mutual  written  agreement  of  the  Parties  to  this Addendum at  any  time,  and  by  any  Party  to  this  Addendum  upon  no  less  than  30 days' advance  written  notice  to  the  other  Parties  to  this  Addendum.

(this area  intentionally  left  blank)

IN WITNESS  WHEREOF,  each  ofthe  Parties  has  caused  their  duly  authorized officers to  execute  this  Addendum  effective  as  of  January  1,  2012.

The Trust:                                          FRANKLIN  TEMPLETON  VARIABLE

                                                         INSURANCE PRODUCTS TRUST

Only on  behalf  of each                     By: /s/ Karen Skidmore

Portfolio  listed on                              Name: Karen  L. Skidmore

Schedule  C  of                                  Title:   Vice  President

the Agreement.

The Underwriter:                               FRANKLIN/TEMPLETON DISTRIBUTORS ,  INC.

                                                         By : /s/ Thomas M. Regner

                                                         Name: Thomas  M. Regner

                                                         Title: Executive  Vice  President

The Company:                                   MIDLAND NATIONAL  LIFE

                                                         INSURANCE COMPANY

                                                         By: /s/ William Lowe

                                                         Name:   William  Lowe

                                                         Title: President

The Distributor:                                  SAMMONS FINANCIAL  NETWORK  LLC

                                                         By: /s/ William Lowe

                                                         Name: William  Lowe

                                                         Title:     President

Attachment A  to  Participation  Agreement  Addendum

4.7.1      For purposes  of  this  Addendum,  the  terms  Summary  Prospectus  and  Statutory

Prospectus shall  have  the  same  meaning  as  set  forth  in  Rule  498.

4.7.2      We agree  that  the  hosting  of  such  Trust  current  Summary  Prospectuses  and other most  recent  documents  required  by  Rule  498(e)(l)  ("Trust  Documents"),  at  the  uri website address  we  indicate  on  each  Summary  Prospectus  ("Trust  Documents  Site"),  is designed to  lead  Contract  owners  directly  to  the  Trust  Documents  Site  and  comply  with  all applicable requirements  of   Rule  498(e)  and  (t)(3).   We  also  agree  that  we  will  be  responsible for compliance  with  the  provisions  of  Rule  498(t)(l)  involving  Contract  owner  requests  for additional Trust  Documents  made  directly  to  us, and further  agree  that  any  information obtained about  Contract  owners  pursuant  to  this  provision  will  be  used  solely  for  the

purposes of  responding  to  requests  for  additional  Trust  Documents.   While  we  are  not required to  provide  the  Summary  Prospectus  delivery  option  for  any  Portfolio  (or  any Portfolio class  of  shares),  should  we  decide  to  discontinue  such  option(s),  the  Underwriter agrees to  give  you  no  less  than  sixty  (60)  days'  advance  written  notice  and  continue  the hosting ofthe  Trust  Documents  Site  required  by  Rule  498(e)(l).

4.7.3     The Parties  agree  that  you  are  not  required  to  use  the  Summary  Prospectus delivery option.   If  you  elect  to  use  the  Trust's  Summary  Prospectuses  to  satisfy  your  Trust prospectus delivery  requirement,  you  agree  to  do  so  in  compliance  with  the  Agreement  and Rule 498,  and  to  give  us  no  less than sixty  (60)  days'  advance  written  notice  of  such  intended use.  You  also  agree  that  any  binding  together  of  Summary  Prospectuses,  Statutory Prospectuses, and  other  materials  will  be done in  compliance  with  Rule  498(c).   You  further agree that  you  will  respond,  within  the  time  period  that  would  be  required  by  Rule  498(t)(l), to Contract  owner  requests  for  additional  Trust  Documents  made  directly  to  you,  or  one  of your affiliates  or  third-party  providers.   In  connection  with  your  distribution  of  any  Portfolio Summary Prospectus,  you  agree  to  be  solely  responsible  for  the  maintenance  of  website  links to the  Trust  Documents  Site.   You acknowledge that  the  Trust  Documents  Site  is transmitted over the  Internet  on  a  reasonable  efforts  basis,  and  we  do  not  warrant  or  guarantee  its reliability.  You  agree  that  you  will  use  best  efforts  to  comply  with  any  policies  concerning Trust Documents  Site  usage  that  we  provide  to  you,  including  any  posted  website  Terms  of Use.

24(b)(8)(o)	Participation agreement between Midland National Life Insurance Company and Ivy Funds.

PARTICIPATION AGREEMENT

Midland National Life Insurance Co.

This Participation Agreement (“Agreement”), dated as of the 5th day of January, 2012, is made by and between Midland National Life Insurance Co. (“Company”), on behalf of itself and each of the separate accounts identified on Exhibit A, which is attached hereto, as the parties hereto may amend from time to time (“Variable Accounts”), WADDELL & REED, INC. (“W&R”), distributor for Ivy Funds Variable Insurance Portfolios, and IVY FUNDS VARIABLE INSURANCE PORTFOLIOS (“Ivy Funds VIP”).

WHEREAS, Ivy Funds VIP is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and currently includes the separately managed series identified on Exhibit B, which is attached hereto and may be amended by mutual agreement from time to time and that are available to the Variable Accounts in accordance with this Agreement, (each a “Portfolio”); and

WHEREAS, the Portfolios are currently offered as investment vehicles for insurance company separate accounts established for variable life insurance policies and variable annuity contacts that are or may be offered by life insurance companies which have entered into fund participation agreements with Ivy Funds VIP and W&R (“Participating Insurance Companies”); and

WHEREAS, Company, W&R and Ivy Funds VIP mutually desire the inclusion of the Portfolios as underlying investment options for each of the variable life insurance policies and/or variable annuity contracts issued by Company identified on Exhibit A, which is attached hereto, as the parties hereto may amend from time to time (collectively, the “Contracts”); and

WHEREAS, the Contracts allow for the allocation of net amounts received by Company to separate sub-accounts of the Variable Accounts for investment in shares of the Portfolios and other similar funds; and

WHEREAS, selection of a particular sub-account (corresponding to a particular Portfolio) is made by the owner of a Contract (“Contract Owner”) and such Contract Owner may reallocate their investment options among the sub-accounts of the Variable Accounts in accordance with the terms of the Contracts.

NOW THEREFORE, Company, W&R and Ivy Funds VIP, in consideration of the promises and undertakings described herein, agree as follows:

1.      SCOPE OF AGREEMENT.  The scope of this Agreement is related to the purchase and sale of Portfolio shares by the Variable Accounts on behalf of purchasers of the Contracts.

2.      REPRESENTATIONS OF COMPANY.

(a)    Company represents and warrants that the Variable Accounts have been established and are in good standing under the laws of their state of organization; and the Variable Accounts have been registered as unit investment trusts under the 1940 Act and will remain so registered, or are exempt from registration pursuant to Section 3(c)(11) of the 1940 Act;

(b)    Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of its state of incorporation and that it has legally and validly established each Variable Account as a segregated asset account under applicable state insurance laws and the regulations thereunder.

(c)    Company represents and warrants that (i) the Contracts are, or prior to issuance will be, registered under the Securities Act of 1933, as amended (“1933 Act”), unless exempt from such registration, (ii) the Contracts are, or prior to issuance will be, duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act and the law(s) of Company’s state(s) of organization and domicile, (iii) each Variable Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, unless exempt from such requirements, (iv) each Variable Account’s 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, and (v) Company will amend the registration statement for its Contracts under the 1933 Act and for its Variable Accounts under the 1940 Act from time to time as may be required by applicable law.

(d)    Company represents that each Variable Account is a “segregated asset account” and that interests in each Variable Account are offered exclusively through the purchase of a “variable contract”, within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended (“Code”), and Section 1.817-5(f)(2) of the Federal Tax Regulations, that it shall make every effort to continue to meet such definitional requirements, and that it shall notify W&R and Ivy Funds VIP immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they may not be met in the future.

(e)    Company represents that the Contracts are currently, and at the time of issuance will be, treated as annuity contracts or life insurance policies, whichever is appropriate under applicable provisions of the Code, and that it shall make every effort to maintain such treatment.  Company will promptly notify W&R and Ivy Funds VIP upon having a reasonable basis for believing that the Contracts have ceased to be treated as annuity contracts or life insurance polices, or that the Contracts may not be so treated in the future.

(f)      Company represents that it has established such rules and procedures as are necessary to ensure compliance with applicable federal, state and self-regulatory requirements relating to the offering of the Contracts.  W&R and Ivy Funds VIP explicitly disclaim any and all responsibility for the offer, sale, distribution and/or servicing of the Contracts, except as otherwise specified in this Agreement.

(g)    Company shall during the term of this Agreement comply with all laws, rules and regulations applicable to it in connection with the performance of each of its obligations under this Agreement or applicable to the performance of its business, including, but not limited to, any applicable requirements of the USA Patriot Act of 2001 (the “AML Act”) and related laws, rules and regulations.

(h)    To the extent one or more third parties are engaged by Company to offer the Contracts and/or perform services that Company is responsible for under this Agreement (such parties include, but are not limited to, affiliates of Company) (“Agents”), Company shall determine that each such Agent is capable of performing such services, shall take measures as may be necessary to ensure that Agents perform such services in accordance with the requirements of this Agreement and applicable law and shall bear full responsibility for, and assume all liability for (including any obligation for indemnification as provided in Paragraph 13 hereof), the actions and inactions of such Agents as if such services had been provided by Company.

(i)      Company represents that, during the term of this Agreement, it will have in force adequate insurance coverage insuring the Company against potential liabilities associated with the underwriting and distribution of the Contracts.

3.      ROLE OF COMPANY.

      (a)  AUTHORITY OF COMPANY.  Subject to the terms and conditions of this Agreement, Company shall be authorized to, and agrees, to act as a limited agent of W&R for purposes of Rule 22c-1 under the 1940 Act and to the extent permitted by applicable law, for the sole purpose of receiving instructions for the purchase and redemption of Portfolio shares (from Contract Owners or participants making investment allocation decisions under the Contracts) prior to the close of business of the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central Time (“Pricing Time”) each Business Day.  “Business Day” shall mean any day on which the NYSE is open for trading and on which the Portfolios calculate their net asset value as set forth in the Portfolios’ most recent prospectuses and SAIs.  Except as particularly stated in this paragraph, Company shall have no authority to act on behalf of W&R or Ivy Funds VIP or to incur any cost or liability on its behalf.

(b)  COOPERATION WITH PORTFOLIO POLICIES.  From time to time, W&R and/or Ivy Funds VIP may implement policies, procedures or requirements in an effort to comply with applicable legal requirements and/or avoid potential adverse effects on the Portfolios.  Company agrees to reasonably cooperate in good faith with W&R and/or Ivy Funds VIP in the reasonable implementation of any such policies, procedures and/or requirements and agrees to use its best efforts to comply with any and all requirements, restrictions and limitations described in the Portfolios’ prospectus, including any restrictions or prohibitions relating to frequent purchases and redemptions of Portfolio shares.  Such cooperation shall include, but not be limited to, providing, promptly upon request by W&R and/or Ivy Funds VIP, names, taxpayer identification numbers and transaction information relating to Contract Owners issuing instructions to the Company resulting in the purchase, redemption, transfer or exchange of Portfolio shares, executing any instructions from W&R and/or Ivy Funds VIP to restrict or prohibit any further purchases or exchanges of Portfolio shares relating to any Contract Owner who has been identified by or on behalf of Ivy Funds VIP as having engaged in transactions of Portfolio shares that violate policies established by Ivy Funds VIP for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Portfolio, facilitating the imposition of any applicable redemption fee on such person or persons, and taking such other remedial steps as are requested by W&R and/or Ivy Funds VIP, all to the extent permitted or required by applicable law.

4.  AVAILABLE PORTFOLIOS.

(a)  AVAILABILITY.  Ivy Funds VIP will make shares of the Portfolios available to Company and its Variable Accounts for purchase and redemption at the applicable net asset value and with no sales charges on those days on which the Portfolios calculate their net asset value pursuant to the rules of the SEC, subject to the terms and conditions of this Agreement.  Notwithstanding the foregoing, the Board of Trustees of Ivy Funds VIP (“Board”) may refuse to sell shares of any Portfolio to any person or suspend or terminate the offering of shares of any Portfolio (a) if such action is required by law or by regulatory authorities having jurisdiction, (b) if, in the sole discretion of the Board, acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, the Board deems such action to be in the best interests of the shareholders of such Portfolio, or (c) if such action is required by any policies that the Board has adopted and that apply to all Participating Insurance Companies.  Further, it is acknowledged and agreed that the availability of Portfolio shares shall be subject to Ivy Funds VIP’s current prospectus and SAI and to federal and state laws, rules and regulations.

 (b) NO SALES TO THE GENERAL PUBLIC.  Ivy Funds VIP represents and warrants that shares of the Portfolios will be sold only to insurance companies and/or their separate accounts funding variable life insurance policies and/or variable annuity contracts or to other persons or entities permitted under Section 817 of the Code, or regulations promulgated thereunder.  Ivy Funds VIP represents and warrants that no shares of any Portfolio have been or will be sold to the general public.

5.   PROCESSING OF PORTFOLIO PURCHASE AND REDEMPTION REQUESTS.

(a)    PRICING INFORMATION.  Ivy Funds VIP or its agents will use reasonable best efforts to provide closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:00 p.m. Central Time each Business Day to Company.  Company shall use this data to calculate unit values for its Variable Accounts.  Unit values shall be used to process that same Business Day’s Variable Account transactions.  In the event adjustments to transactions previously effected on behalf of a Variable Account are required to correct any material error in the computation of the net asset value of a Portfolio’s shares, Ivy Funds VIP or its agent shall notify Company as soon as practicable after discovering the need for those adjustments which result in a reimbursement to a Variable Account in accordance with Ivy Funds VIP’s then current policies on reimbursement, which Ivy Funds VIP represents are consistent with applicable SEC standards.  If an adjustment is to be made in accordance with such policies to correct an error which has caused a Variable Account to receive an amount different than that to which it is entitled, Ivy Funds VIP or its agent shall make all necessary adjustments to the number of shares owned in the Variable Account and distribute to the Variable Account the amount of such underpayment for credit by the Company to affected Contract Owners.  W&R and Ivy Funds VIP shall not be responsible for payment of any costs of reprocessing transactions in units issued by a Variable Account (or a sub-account of a Variable Account) under the Contracts arising out of an error in the calculation of a Portfolio’s net asset value, dividends or capital gains distributions.  In the event that any such material error is the result of the negligence of W&R or Ivy Funds VIP, or a designated agent for calculating the net asset value, any administrative or other costs or losses incurred for correcting underlying Contract owner accounts shall be at W&R’s expense.   The Company agrees to use its best efforts to minimize any costs incurred under this paragraph and shall provide W&R with acceptable documentation of any such costs incurred.

(b)   PLACING OF ORDERS BY COMPANY.  Orders for purchases or redemptions shall be placed by Company with W&R or its specified agent in a manner and format determined by W&R no later than 8:30 a.m. Central Time on the following Business Day.  The Company may place purchase and/or redemption orders on the following Business Day for shares of the Portfolios that it receives prior to the Pricing Time each Business Day.  The Company will not aggregate pre-Pricing Time trades with post-Pricing Time trades.  All orders shall be communicated by the Company through the National Securities Clearing Corporation’s (“NSCC”) Fund/SERV system.  The following information shall be supplied by the Company at the time each order is placed:  (i) total purchases for each Portfolio (including all purchase, exchange and transfer orders received by the Company resulting in purchases of Portfolio shares); (ii) total redemptions for each Portfolio (including all redemption, exchange and transfer orders received by the Company resulting in redemptions of Portfolio shares); and (iii) such other information required by NSCC or reasonably requested by W&R.

      In the event that Company is unable to submit purchase and settlement instructions to W&R for Portfolio shares via the NSCC Fund/SERV system, the following shall apply to this Section:

                  W&R agrees to sell to Company those shares of the Portfolios which the Company orders on behalf of any Variable Account, executing such orders on a daily   basis at the net asset value next computed after receipt and acceptance by W&R or its designee of such order.  For purposes of this Section, the Company shall be the designee of W&R for the receipt of such orders from the Variable Account and receipt by such   designee shall constitute receipt by W&R; provided that W&R receives notice of such order by 9:00 a.m. Eastern Time on the next following Business Day.  Company shall pay for Portfolio shares by the scheduled close of the federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this Section.  Payment shall be in federal funds transmitted by wire to W&R’s designated custodian.

(c)    PROCESSING OF ORDERS.  To the extent permitted by applicable law, orders for shares of Portfolios received by Company prior to the Pricing Time on a Business Day and received by W&R by 8:30 a.m. Central time on the following Business Day shall be executed at the time they are received by W&R and at the net asset value price determined as of the close of trading on the previous Business Day, provided that Company represents it has received such orders prior to the close of the NYSE on the previous Business Day.  In connection with this Section 5(c), Company represents and warrants that it will not submit any order for shares of a Portfolio or engage in any practice, nor will it allow any person acting on its behalf to submit any order for shares of a Portfolio or engage in any practice, that would violate or cause a violation of Section 22 of the 1940 Act or Rule 22c-1 thereunder.  W&R will not accept any order made on a conditional basis or subject to any delay or contingency.

(d)   PAYMENT FOR SHARES.  Payment for net purchases shall be wired to a custodial account designated in writing by W&R and payment for net redemptions will be wired to an account designated in writing by Company.  Company will wire payment for net purchases to a custodian account designated by Ivy Funds VIP by 5:00 p.m. Central Time on the same day as the order for Portfolio shares is placed, to the extent practicable.  Ivy Funds VIP will wire payment for net redemptions to an account designated by Company by 5:00 p.m. Central Time on the following Business Day, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable Company to pay redemption proceeds within the time specified in Section 22(e) of the 1940 Act or such period of time as may be required by law.  Company shall indemnify W&R and Ivy Funds VIP for any losses incurred in connection with a cancelled order.

(e)    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.  Dividends and capital gain distributions shall be reinvested in additional Portfolio shares at net asset value.  Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio’s shares in additional shares of the Portfolio.  Ivy Funds VIP shall notify Company of the number of shares so issued as payment of such dividends and distributions.

(f)     ISSUANCE OF SHARES.  Issuance and transfer of Portfolio shares will be by book entry only.  Share certificates will not be issued to Company for any Variable Account.  Portfolio shares will be recorded in the appropriate title for each Variable Account.

(g)    COMPANY REPORTING.  Company shall provide W&R with reports substantially in the form attached as Exhibit D (“Distribution Reports”).  Company shall use its best efforts to provide W&R with Distribution Reports on a monthly basis, but in no event shall Company provide Distribution Reports less frequently than quarterly.  Company and W&R agree to use reasonable efforts to include such additional items in the Distribution Reports as Company and W&R may mutually agree upon in writing.

6.   EXPENSES.  All expenses incident to the performance by Company, W&R and/or Ivy Funds VIP of their respective obligations under this Agreement shall be paid by the party subject to the obligation.  W&R shall pay compensation to Company under this Agreement as provided on Exhibit C.

7.   PROSPECTUSES, SAIs, PROXIES AND REPORTS.

(a)    DELIVERY TO COMPANY.  W&R shall promptly provide Company (or its designee), or cause Company (or its designee) to be provided with:

(1)   a camera-ready copy of the Portfolios’ statutory prospectus (as such term is defined in Rule 498 under the 1933 Act) and any supplements, for use by Company in producing a combined prospectus for each Contract incorporating both the Contract prospectus and the Portfolios’ prospectus;

(2)   a Portable document Format (“.pdf”) version of the Portfolios’ SAI and any supplements;

(3)   periodic reports required under the 1940 Act (“Periodic Reports”) in such quantity as Company shall reasonably require for distribution to Contract Owners, or in lieu thereof, a .pdf version of Periodic Reports; and

(4)   copies of any Portfolio proxy materials in such quantity as Company shall reasonably require for distribution to Contract Owners.

For purposes of clarity, see Schedule A, paragraph F, attached hereto, which outlines each parties responsibility with respect to this Section.

(b)  DELIVERY TO CONTRACT OWNERS.  Company shall deliver to Contract Owners any such materials described in Section 7(a) in accordance with applicable federal and state securities laws.

(c)  USE OF PORTFOLIO MATERIALS BY COMPANY.  If Company elects to include any materials provided by W&R or Ivy Funds VIP, specifically prospectuses, SAIs, Periodic Reports and proxy materials, on its web site or in any other computer or electronic format, Company assumes sole responsibility for maintaining such materials in the form provided by W&R or Ivy Funds VIP and for promptly replacing such materials with all updates provided by W&R or Ivy Funds VIP.  W&R or Ivy Funds VIP agree to provide all such materials requested by Company in a “.pdf” in a timely fashion at no additional cost, together with such other formats at Company’s cost as may be mutually agreed upon.

(d)  PROXY VOTING.  Except to the extent prohibited by law, the Company shall, at any time the provisions of Section 11 of the Agreement are in effect: (i) solicit voting instructions from Contract Owners; (ii) vote the Portfolio(s) shares in accordance with the instructions received from Contract Owners; and (iii) vote Portfolio(s) shares for which no instructions have been received in the same proportion as the vote of all other holders of such shares, provided however, that the Company reserves the right to vote Portfolio shares held in any segregated asset account in its own right, to the extent permitted by law.  Company and its agents will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Portfolio shares held for the benefit of such Contract Owners.

8.   USE OF INFORMATION.  Company and its agents shall make no representations concerning the Portfolios or Portfolio shares except those contained in the Portfolios’ then current prospectuses, SAIs or other documents produced by W&R (or an entity on its behalf) which contain information about the Portfolios.  Company agrees to submit to W&R for prior review and approval any communication with the public containing any Portfolio information.  Company agrees to allow at least ten (10) Business Days for W&R to review any advertising and sales literature drafted by Company (or agents on its behalf) with respect to the Portfolios prior to using such material or submitting such material to any regulator.  Ivy Funds VIP, W&R and their agents shall make no representations concerning Company or Variable Accounts except those contained in the Contracts’ then current prospectuses, SAIs or other documents produced by Company (or an entity on its behalf) which contain information about the Variable Accounts.  Ivy Funds VIP and W&R agree to submit to Company for prior review and approval, any communication with the public containing any Variable Account information.  Ivy Funds VIP and W&R agree to allow at least ten (10) Business Days for Company to review any advertising and sales literature drafted by Ivy Funds VIP or W&R (or agents on their behalf) with respect to the Variable Accounts prior to using such material or submitting such material to any regulator.

9.   REPRESENTATIONS OF W&R AND/OR IVY FUNDS VIP.

(a)  W&R represents and warrants that each Portfolio is or will be qualified as a regulated investment company under Subchapter M of the Code and that Ivy Funds VIP shall make every effort to maintain such qualification and that W&R shall promptly notify Company upon having a reasonable basis for believing that any of the Portfolios has ceased to so qualify, or may not qualify as such in the future.

(b)  W&R represents and warrants that the assets of each Portfolio will be invested in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Code and the regulations issued thereunder (or any successor provisions).  Without limiting the scope of the foregoing, W&R represents and warrants that each Portfolio has complied and will continue to comply with Section 817(h) of the Code and Treasury Regulation §1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulation.   Ivy Funds VIP and/or W&R will make every reasonable effort (a) to notify Company immediately upon having a reasonable basis for believing that a Portfolio has ceased to comply with Section 817(h) of the Code or Treasury Regulation 1.817-5, and (b) in such event, to adequately diversify the affected Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5.

(c)  W&R represents and warrants that Ivy Funds VIP is duly organized and validly existing under the laws of Delaware and that each Portfolio does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.

(d)  W&R represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and each Portfolio shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares.  W&R shall amend the Portfolios’ registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of Portfolio shares.  Ivy Funds VIP shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by Ivy Funds VIP or W&R.

(e)  Ivy Funds VIP represents and warrants that it, its trustees, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Portfolio in an amount not less than the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act.  Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

(f)   W&R represents and warrants that it is currently and will continue to be a registered-broker dealer and member in good standing with the Financial Industry Regulatory Authority (“FINRA”).

(g)  W&R represents and warrants that shares of the Portfolios (i) shall be offered and sold in compliance in all material respects with applicable federal securities laws, (ii) are offered and sold only to Participating Insurance Companies and their separate accounts and to persons or plans that communicate to Ivy Funds VIP that they qualify to purchase shares of the Portfolios under Section 817(h) of the code and the regulations thereunder without impairing the ability of the Variable Account to consider the portfolio investments of the Portfolios as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h) (“Qualified Persons”), and (iii) are registered and qualified for sale in accordance with the laws of the various states to the extent required by applicable law.  Ivy Funds VIP further represents and warrants that, to the extent that it provides the Company with summary prospectuses, it will maintain a website that is in compliance with all applicable requirements of Rule 498, such that Ivy Funds VIP may be permitted to deliver summary prospectuses in lieu of statutory prospectuses, as such terms are defined in Rule 498.

10. MONTHLY CONFIRMATIONS.  Ivy Funds VIP or its agent shall provide Company a monthly statement of account or electronic access to account information, which shall confirm all transactions in Portfolio shares made during that particular month by a Variable Account.

11. MIXED AND SHARED FUNDING.

(a)    GENERAL.  The SEC has granted an order to Ivy Funds VIP exempting it from certain provisions of the 1940 Act and rules thereunder (“Order”) so that Ivy Funds VIP may be available for investment by the Variable Accounts and by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance contracts, separate accounts of insurance companies unaffiliated with Company, and qualified pension and retirement plans (collectively, "Mixed and Shared Funding").  The parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 11.  Sections 11(b) through 11(h) below shall apply pursuant to the Order granted to Ivy Funds VIP.  Ivy Funds VIP hereby notifies Company that it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.

(b)   MATERIAL IRRECONCILABLE CONFLICTS.  Company agrees to inform the Board of the existence of any potential or existing material irreconcilable conflicts of which it is aware.  Company will assist the Board in carrying out its responsibilities under the Order by providing the Board with all information reasonably necessary for and requested by the Board to consider any issues raised, including information as to a decision by Company to disregard voting instructions of Contract Owners.  Company’s responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Contract Owners.  The concept of a “material irreconcilable conflict” is not defined by the 1940 Act or the rules thereunder, but the parties recognize that such a conflict may arise for a variety of reason, including without limitation:

(1)               an action by any state insurance or other regulatory authority;

(2)               a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

(3)               an administrative or judicial decision in any relevant proceeding;

(4)               the manner in which the investments of any Portfolios are being managed;

(5)               a difference in voting instructions given by variable annuity contract participants, variable life insurance contract participants to Participating Insurance Companies (as that term is defined in the Order) and trustees of Participating Plans (as that term is defined in the Order);

(6)               a decision by a Participating Insurance Company to disregard the voting instructions of participants; or

(7)               a decision by a Participating Plan to disregard the voting instructions of plan participants; or

(8)               The Board will monitor the Ivy Funds VIP for the existence of any material irreconcilable conflict between the interests of the Contract Owners of all Participating Insurance Companies.  Ivy Funds VIP shall promptly inform Company of any determination by the Trustees that a material irreconcilable conflict exists and of the implications thereof.

      (c) CONFLICT REMEDIES.

                        (1)        It is agreed that if it is determined by a majority of the members of the Board or a majority of the Disinterested Trustees that a material irreconcilable conflict exists, Company will, if it is a Participating Insurance Company involved in the material irreconcilable conflict, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Trustees), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

                                    (i)         withdrawing the assets allocable to some or all of the Variable Accounts from Ivy Funds VIP or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio, or submitting the question of whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity participants, life insurance participants or all participants) that votes in favor of such segregation, or offering to the affected participants the option of making such a change; and

                                    (ii)        establishing a new registered investment company of the type defined as a “management company” in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.

                        (2)        If the material irreconcilable conflict arises because of Company’s decision to disregard Contract Owner voting instructions and that decision represents a minority position or would preclude a majority vote, Company may be required at Ivy Funds VIP’s election, to withdraw each Variable Account’s investment in the Portfolio.  No charge or penalty will be imposed as a result of such withdrawal.  Any such withdrawal must take place within six (6) months after Ivy Funds VIP gives written notice to Company that this provision is being implemented, and until such withdrawal Ivy Funds VIP shall continue to accept and implement orders by Company for the purchase and redemption of shares of Ivy Funds VIP.

                        (3)        If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to Company conflicts with the majority of other state regulators, then  Company will withdraw the affected Variable Account’s investment in Ivy Funds VIP and terminate this Agreement with respect to such Variable Account within six (6) months after the Board informs Company in writing that it has determined that such decision has created a material irreconcilable conflict and, until such withdrawal Ivy Funds VIP shall continue to accept and implement orders by Company for the purchase and redemption of shares of Ivy Funds VIP.  No charge or penalty will be imposed as a result of such withdrawal.

                        (4)        Company agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of participants.

                        (5)        For purposes of this Section 11, a majority of the Disinterested Trustees will determine whether or not any proposed action adequately remedies any material irreconcilable conflict.  In no event, however, will Ivy Funds VIP or any of its affiliates be required to establish a new funding medium for any Contracts.  Company will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of participants materially adversely affected by the material irreconcilable conflict.

      (e) NOTICE TO COMPANY.  Ivy Funds VIP will promptly make known in writing to Company the Board’s determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

(f)   INFORMATION REQUESTED BY BOARD.  Company and W&R (or W&R’s affiliate) will at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon it by the provisions hereof the Order or any other exemptive order granted by the SEC to permit Mixed and Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board.

      (g) COMPLIANCE WITH SEC RULES.  If, at any time during which Ivy Funds VIP is serving as an investment medium for variable life insurance Contracts, 1940 Act Rules 6e-3(T) or, if applicable 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, Ivy Funds VIP agrees that it will comply with the terms and conditions thereof and that the terms of this Section 11 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

      (h) OTHER REQUIREMENTS.  Ivy Funds VIP will require that each other Participating Insurance Company and each Participating Plan enter into an agreement with Ivy Funds VIP that contains in substance the same provisions as are set forth in Sections 2(c), 2(d), 7(d), 9(b) and 11 of this Agreement.

12. TERMINATION.

(a)  EVENTS OF TERMINATION.  This Agreement shall terminate:

(1)  at the option of Company, W&R or Ivy Funds VIP upon at least sixty (60) days advance written notice to the other;

(2)  at any time with respect only to an applicable Portfolio(s), upon W&R’s election, if Ivy Funds VIP determines that liquidation of the Portfolio(s) is in the best interest of the Portfolio(s) and its (their) beneficial owners.  Reasonable advance notice of election to liquidate shall be furnished by W&R to permit the substitution of Portfolio shares with the shares of another investment company;

(3)  if the Contracts are not treated as annuity contracts or life insurance policies by the applicable regulators or under applicable rules or regulations;

(4)  if the Variable Accounts are not deemed “segregated asset accounts” by the applicable regulators or under applicable rules or regulations;

(5)  with respect only to the applicable Portfolio(s), upon a decision by Company based on reasonable cause, in accordance with applicable law, to substitute such Portfolio shares with the shares of another investment company for Contracts for which the Portfolio shares have been selected to serve as the underlying investment medium.  Company shall give at least sixty (60) days written notice to Ivy Funds VIP and W&R of any decision to substitute Portfolio shares;

(6)  upon sixty (60) days notice upon assignment of this Agreement unless such assignment is made with the written consent of each other party;

(7)  at the option of Ivy Funds VIP or W&R in the event that formal administrative proceedings are instituted against Company by FINRA, the SEC, a state insurance commissioner or like official of any state or any other regulatory body regarding Company’s duties under this Agreement or related to the sale of the Contracts, the operation of any Variable Account, or the purchase of Ivy Funds VIP’s shares; provided, however, that Ivy Funds VIP or W&R determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of Company to perform its obligations under this Agreement;

(8)  at the option of Company in the event that formal administrative proceedings are instituted against Ivy Funds VIP or W&R by FINRA, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of Ivy Funds VIP or W&R to perform its obligations under this Agreement;

(9)  at the option of Company by written notice to Ivy Funds VIP and W&R with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in the Agreement, or if Company reasonably believes that such Portfolio may fail to so qualify or comply;

(10)  at the option of Company by written notice to Ivy Funds VIP and W&R based upon Company’s determination that shares of Ivy Funds VIP are not reasonably available to meet the requirements of the Contracts;

(11)  at the option of Company by written notice to Ivy Funds VIP and W&R in the event the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by Company;  and

(8) at the option of any party to this Agreement, upon another party’s material breach of any provision of this Agreement.

(b)  NOTICE REQUIREMENT.  In the event of any termination of this Agreement at the option of one of the parties, prompt written notice of the election to terminate this Agreement shall be furnished by the party terminating the Agreement to the non-terminating parties.

(c)  PORTFOLIOS TO REMAIN AVAILABLE; EFFECT OF TERMINATION.  Notwithstanding any termination of this Agreement, Ivy Funds VIP and W&R will, at the option of Company, until six (6) months after the date of termination, and from six-month period to six-month period thereafter, if mutually agreed in writing by W&R, Ivy Funds VIP and Company, continue to make available additional shares of any Portfolio offered under a Contract pursuant to the terms and conditions of this Agreement, for any Contract that is in effect on the effective date of termination of this Agreement and that offers the particular Portfolio(s) as an investment option under the Contract as of that date (hereinafter referred to as "Existing Contracts"), unless W&R or the Board determines that doing so would not serve the best interests of the shareholders of the affected Portfolio(s) or would be inconsistent with applicable law or regulation.  Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Portfolio(s) (as in effect on such date), redeem investments in the Portfolio(s) and/or invest in the Portfolio(s) upon the making of additional purchase payments under the Existing Contracts.  The parties agree that this Section 12 will not apply to any (i) actions taken pursuant to Section 11 and the effect of such actions will be governed by Section 11 of this Agreement or (ii) any rejected purchase and/or redemption order as described in Section 2(i) hereof.  If Company elects to continue to make available Portfolio shares to Contract Owners after the effective date of termination of this Agreement in accordance with this Section 12(c), all provisions of this Agreement will survive any termination of this Agreement solely with respect to transactions in such Portfolio shares under the Existing Contracts.

      (d)        Sections 6, 12(c), 14 and 16 and this Section 12(d) shall survive termination of this Agreement.

13. NOTICES.

(a)  DELIVERY.  All notices sent under this Agreement shall be given in writing, and shall be delivered personally, or sent by fax, or by a nationally-recognized overnight courier, postage prepaid.  All such notices shall be deemed to have been duly given when so delivered personally or sent by fax, with receipt confirmed, or one (1) business day after the date of deposit with such nationally-recognized overnight courier.  All such notices to Company, W&R or Ivy Funds VIP shall be delivered to:

Midland National Life Insurance Company

4350 Westown Parkway

West Des Moines, IA  50266

Attention:  _________________________________

Waddell & Reed, Inc.

6300 Lamar Avenue

Overland Park, Kansas 66202

Attention:  Legal Department

Ivy Funds Variable Insurance Portfolios

6300 Lamar Avenue

Overland Park, Kansas 66202

Attention:  Secretary

All such notices to Company, W&R and Ivy Funds VIP shall be delivered to their respective addresses as listed above, or such other address as Company, W&R and/or Ivy Funds VIP may have furnished in writing to the other parties in accordance herewith.

(b)  NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

(1)  Ivy Funds VIP or W&R will immediately notify Company of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to Ivy Funds VIP’s registration statement under the 1933 Act or Ivy Funds VIP’s prospectus, (ii) any request by the SEC for any amendment to such registration statement or Ivy Funds VIP prospectus that may affect the offering of shares of Ivy Funds VIP, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of Ivy Funds VIP Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of shares of any Portfolio in any state or jurisdiction, including, without limitation, any circumstances in which (a) such shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Company.  Ivy Funds VIP and W&R will make every reasonable effort to prevent the issuance, with respect to any Portfolio, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

(2)  Company will immediately notify Ivy Funds VIP of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Variable Account's registration statement under the 1933 Act relating to the Contracts or each Variable Account prospectus, (ii) any request by the SEC for any amendment to such registration statement or Variable Account prospectus that may affect the offering of shares of Ivy Funds VIP, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Variable Account's interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law.  Company  will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

14. INDEMNIFICATION.

(a)    INDEMNIFICATION BY COMPANY.

(1)   Company agrees to reimburse and/or indemnify and hold harmless W&R, Ivy Funds VIP, and each of their trustees, officers, employees, agents and each person, if any, who controls W&R within the meaning of the 1933 Act (collectively, “Affiliated Party”) against any losses, claims, damages or liabilities (“Losses”) to which W&R or any such Affiliated Party may become subject, under the 1933 Act or otherwise, insofar as such Losses arise out of or are based upon, but not limited to:

(i)     any untrue statement or alleged untrue statement of any material fact contained in information furnished by Company;

(ii)   the omission or the alleged omission to state in the Registration Statements or prospectuses of the Variable Accounts, or Contract, or in any sales literature or other public communication generated by Company on behalf of the Variable Accounts or Contracts, a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iii)  statements or representations (other than statements or representations contained in and accurately derived from Fund Documents as defined in Section 13(b)) or wrongful conduct of Company or its agents with respect to the sale or acquisition of the Contracts or Portfolio shares; or

(iv) the failure of Company to comply with applicable legal or self-regulatory requirements to which it is subject;

(v)   a material breach of this Agreement or of any of the representations or warranties contained herein, by Company; or

(vi) any failure to register the Contracts or the Variable Accounts under federal or state securities laws, state insurance laws or to otherwise comply with such laws, rules, regulations or orders.

(2)  Provided however, that Company shall not be liable in any such case to the extent any such Losses arise out of or are based upon an act, statement, omission or representation or alleged act, alleged statement, alleged omission or alleged representation which was made in reliance upon and in conformity with written information furnished to Company by or on behalf of W&R specifically for its use.

(3)  Company shall reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Losses, provided, however, that Company shall have prior approval of the use of said counsel or the expenditure of said fees.

(4)  This indemnity agreement shall be in addition to any liability which Company may otherwise have and shall survive termination of this Agreement.

(b)  INDEMNIFICATION BY W&R AND/OR IVY FUNDS VIP.

(1)   W&R and/or Ivy Funds VIP, as applicable, agree to indemnify and hold harmless Company and each of its directors, officers, employees, agents and each person who controls Company within the meaning of Section 15 of the 1933 Act (collectively, “Company Indemnified Parties”) against any Losses to which any such Company Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such Losses arise out of or are based upon:

(i)     any untrue statement or alleged untrue statement of any material fact contained in any information furnished by W&R or Ivy Funds VIP, including but not limited to, the Registration Statements, prospectuses or sales literature of the Portfolios;

(ii)   the omission or the alleged omission to state in the Registration Statements or prospectuses of the Portfolios or in any sales literature generated by W&R, Ivy Funds VIP or their affiliates a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iii)  W&R’s failure to keep the Portfolios fully diversified and qualified as regulated investment companies as required by the applicable provisions of the Code, the 1940 Act, and the applicable regulations promulgated thereunder;

(iv)             the failure of W&R or Ivy Funds VIP to comply with applicable legal or self-regulatory requirements to which they are subject;

(v)   a material breach of this Agreement or of any of the representations or warranties contained herein, by W&R or Ivy Funds VIP; or

(vi)             any failure to register the Portfolios under federal or state securities laws or to otherwise comply with such laws, rules, regulations or orders.

(2)  Provided however, that W&R and Ivy Funds VIP shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an act, statement, omission or representation or alleged act, alleged statement, alleged omission or alleged representation which was made in reliance upon or in conformity with written information furnished to W&R or Ivy Funds VIP by Company specifically for their use.

(3)  W&R and/or Ivy Funds VIP, as applicable, shall reimburse any reasonable legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such Losses, provided, however, that W&R and Ivy Funds VIP shall have prior approval of the use of said counsel or the expenditure of said fees.

(4)  This indemnity agreement will be in addition to any liability which W&R and/or Ivy Funds VIP, as applicable, may otherwise have and shall survive termination of this Agreement.

(c)   NOTICE AND DEFENSE OF CLAIMS.  Each party shall promptly notify the other party(ies) in writing of any situation which presents or appears to involve a claim which may be the subject of indemnification under this Agreement and the indemnifying party shall have the option to defend against any such claim.  In the event the indemnifying party so elects, it shall notify the indemnified party and shall assume the defense of such claim, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in the defense of such claim.  Notwithstanding the foregoing, the indemnified party shall be entitled to participate in the defense of such claim at its own expense through counsel of its own choosing.  Neither party shall admit to wrong-doing nor make any compromise in any action or proceeding which may result in a finding of wrongdoing by the other party without the other party’s prior written consent, which shall not be unreasonably withheld.  Any notice given by the indemnifying party to an indemnified party or participation in or control of the litigation of any such claim by the indemnifying party shall in no event be deemed to be an admission by the indemnifying party of culpability, and the indemnifying party shall be free to contest liability among the parties with respect to the claim.

15. SUBSTITUTION APPLICATIONS.  W&R may request or Company may initiate the filing of a substitution application pursuant to Section 26(c) of the 1940 Act to substitute shares of a Portfolio held by a Company Variable Account for another investment media (“Substitution Application”).  The costs associated with a Substitution Application shall be allocated as follows:

(a)    In the event W&R requests Company to submit a Substitution Application, W&R shall reimburse Company for all reasonable costs incurred by Company in preparing and filing the Substitution Application and any amendment thereto.  W&R shall be obligated to reimburse Company under this provision irrespective of whether the Substitution Application requested by W&R is granted by the SEC or the substitution is effectuated.  W&R shall not have any liability to reimburse any other costs or expenses incurred in connection with effecting the substitution.

(b)   In the event Company initiates a Substitution Application, Company shall bear all costs associated with the Substitution Application irrespective of whether the Substitution Application is granted or the substitution is effectuated.

(c)    In the event Company initiates a Substitution Application in accordance with Section 12(a)(5), Company shall bear the costs incurred in the transfer.

16. CONFIDENTIALITY.

(a) COMPANY.  Ivy Funds VIP acknowledges that the identities of the customers of Company or any of its affiliates (collectively, the "the Company Protected Parties" for purposes of this Section 16), information maintained regarding those customers, and all computer programs and procedures or other information developed by the Company Protected Parties or any of their employees or agents in connection with Company's performance of its duties under this Agreement are the valuable property of the Company Protected Parties.  Ivy Funds VIP agrees that if it comes into possession of any list or compilation of the identities of or other information about the Company Protected Parties' customers, or any other information or property of the Company Protected Parties, other than such information as may be independently developed or compiled by Ivy Funds VIP from information supplied to it by the Company Protected Parties' customers who also maintain accounts directly with Ivy Funds VIP, Ivy Funds VIP will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with Company's prior written consent; or (b) as required by law or judicial process.

(b)  IVY FUNDS VIP.  Company acknowledges that the identities of the customers of Ivy Funds VIP or any of its affiliates (collectively, the "Ivy Funds VIP Protected Parties" for purposes of this Section 16), information maintained regarding those customers, and all computer programs and procedures or other information developed by the Ivy Funds VIP Protected Parties or any of their employees or agents in connection with Ivy Funds VIP’s performance of its duties under this Agreement are the valuable property of the Ivy Funds VIP Protected Parties.  Company agrees that if it comes into possession of any list or compilation of the identities of or other information about the Ivy Funds VIP Protected Parties' customers or any other information or property of the Ivy Funds VIP Protected Parties, other than such information as may be independently developed or compiled by Company from information supplied to it by the Ivy Funds VIP Protected Parties' customers who also maintain accounts directly with Company, Company will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with Ivy Funds VIP’s prior written consent; or (b) as required by law or judicial process.

(c)  BOTH PARTIES.  Each party acknowledges that any breach of the agreements in this Section 16 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

17. TRADEMARKS AND FUND NAMES.

(a)  Except as may otherwise be provided in a license agreement among Ivy Funds VIP and Company, neither Company or any of its respective affiliates, shall use any trademark, trade name, service mark or logo of W&R, Ivy Funds VIP or any of their respective affiliates, or any variation of any such trademark, trade name, service mark or logo, without W&R's or Ivy Funds VIP’s prior written consent, as applicable, the granting of which shall be at the sole option of W&R or Ivy Funds VIP, as applicable.

(b)  Except as otherwise expressly provided in this Agreement, neither Ivy Funds VIP, its investment adviser, its principal underwriter, or any affiliates thereof shall use any trademark, trade name, service mark or logo of Company or any of its affiliates, or any variation of any such trademark, trade name, service mark or logo, without Company's prior written consent, the granting of which shall be at Company’s sole option.

18. FORCE MAJEURE.  Each party shall be excused from the performance of any of its obligations to the other where such nonperformance is occasioned by any event beyond its control which shall include, without limitation, any applicable order, rule or regulation of any federal, state or local body, agency or instrumentality with jurisdiction, work stoppage, accident, natural disaster, war, acts of terrorism or civil disorder, provided that the party so excused shall use all reasonable efforts to minimize its nonperformance and overcome, remedy, cure or remove such event as soon as is reasonably practicable, and such performance shall be excused only for so long as, in any given case, the force or circumstances making performance impossible shall exist.

19. NO WAIVER.  The forbearance or neglect of any party to insist upon strict compliance by another party with any of the provisions of this Agreement, whether continuing or not, or to declare a forfeiture of termination against the other parties, shall not be construed as a waiver of any of the rights or privileges of any party hereunder.  No waiver of any right or privilege of any party arising from any default or failure of performance by any party shall affect the rights or privileges of the other parties in the event of a further default or failure of performance.

20. GOVERNING LAW AND VENUE.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Delaware, without respect to its choice of law provisions and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.  Any civil action commenced in connection with this Agreement shall be brought, and venue shall only be proper, in District Court for Johnson County, Kansas.

21. AUTHORIZATION.  Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.  Except as particularly set forth herein, neither party assumes any responsibility hereunder, and will not be liable to the other for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

22. RELATIONSHIP OF PARTIES.  Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

23. ENTIRE AGREEMENT AND AMENDMENT.  This Agreement, including all exhibits hereto, constitutes the entire agreement and understanding between the parties with respect to the matters addressed herein.  Except as otherwise provided in this Agreement, this Agreement may not be amended or modified except by a written amendment executed by each of the parties.

24. COOPERATION.  Each party shall cooperate with each other party and all appropriate government authorities (including without limitation the SEC, FINRA and state securities and insurance regulators) and shall permit such authorities having jurisdiction reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

25. NON-EXCLUSIVE AGREEMENT.  The parties of this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

26. COUNTERPARTS.  This Agreement may be executed by facsimile or other electronic signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

/s/ William Lowe

By:      William Lowe

Title:     President

WADDELL & REED, INC.

/s/ Thomas W. Butch

By:    Thomas W. Butch

Title:  President

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

/s/ Henry J. Hermann

By:    Henry J. Herrmann

Title:  President

EXHIBIT A

Variable Accounts of Company

Name	SEC File No.
Midland National Life Insurance Company Separate Account C	811-07772

Variable Life Insurance Policies/Variable Annuity Contracts

Name	SEC File No.
LiveWell Variable Annuity	333-176870

EXHIBIT B

Ivy Funds Variable Insurance Portfolios

EXHIBIT C

Fees or Other Compensation

Company shall provide the administrative services set out in Schedule A hereto and made a part hereof, as the same may be amended from time to time.  For such services, W&R agrees to pay to Company as follows:

(a)  Assets Under Management.  Each quarter, W&R shall calculate and pay to Company a fee that shall be equal to forty (40) basis points, on an annualized basis, of the average daily account value of all assets in the Portfolios in connection with the Contracts (“Aggregated Assets”), provided, however, that the fee is subject to change pursuant to Paragraph (b) below.  The fee (the “Total Fee”) shall include and not be in addition to the payment by W&R of the 12b-1 fees received by W&R from Ivy Funds VIP relating to the Aggregated Assets.

(b) Changes in Law.  If a change in the law or the Board of Trustees of Ivy Funds VIP requires a reduction in the fees paid by a pooled investment vehicle pursuant to Rule 12b-1 of the Investment Company Act of 1940 (or its functional equivalent), and if Ivy Funds VIP is required to reduce the 12b-1 fees it pays that are based upon the value of the Aggregated Assets as a result of such change in the law or Board action, then there shall be a corresponding reduction in the amount of the Total Fee due pursuant to above.

The parties to this Agreement recognize and agree that W&R’s payments hereunder are for administrative services and personal Contract Owner services (as described in Schedule A) only and do not constitute payment in any manner for investment advisory services or for costs of distribution of Contracts or of Portfolio shares, and are not otherwise related to investment advisory or distribution services or expenses.  The Company represents and warrants that the fees to be paid by W&R for services to be rendered by Company pursuant to the terms of this Agreement are to compensate Company for providing administrative services to Ivy Funds VIP and for providing personal services to Contract Owners as described in Schedule A, and are not designed to reimburse or compensate Company for providing any other services with respect to the Contracts or any Variable Account.

EXHIBIT D

Firm Code	Firm Name	State	Zip	Contrib	Freelook	Withdrawals	TrfIn	TrfOut
				$	$	$	$	$

SCHEDULE A

ADMINISTRATIVE SERVICES FOR

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Company shall provide certain administrative services respecting the operations of Ivy Funds VIP and certain personal services to Contract Owners investing in Ivy Funds VIP, as set forth below.  This Schedule, which may be amended from time to time as mutually agreed upon by Company and W&R, constitutes an integral part of the Agreement to which it is attached.  Capitalized terms used herein shall, unless otherwise noted, have the same meaning as the defined terms in the Agreement to which this Schedule relates.

A.  Records of Portfolio Share Transactions; Miscellaneous Records.

1.   Company shall maintain master accounts with Ivy Funds VIP, on behalf of each Portfolio, which accounts shall bear the name of Company as the record owner of Portfolio shares on behalf of each Variable Account investing in the Portfolio.

2.   Company shall provide assistance reasonably requested by W&R, Ivy Funds VIP and Ivy Funds VIP’s transfer agent as may be necessary to track and record Portfolio share transactions and facilitate the computation of each Portfolio’s net asset value per share..

3.   In addition to the foregoing records, and without limitation, Company shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing administrative services hereunder.

B.   Order Placement and Payment.

1.   Company shall determine the net amount to be transmitted to the Variable Accounts as a result of redemptions of each Portfolio’s shares based on Contract Owner redemption requests and shall disburse or credit to the Variable Accounts all proceeds of redemptions of Portfolio shares.  Company shall notify Ivy Funds VIP of the cash required to meet redemption payments.

2.   Company shall determine the net amount to be transmitted to Ivy Funds VIP as a result of purchases of Portfolio shares based on Contract Owner purchase payments and transfers allocated to the Variable Accounts investing in each Portfolio.  Company shall transmit net purchase payments to Ivy Funds VIP’s custodian.

C.  Accounting Services.  Company shall perform miscellaneous accounting services as may be reasonably requested from time to time by W&R, which services shall relate to the business contemplated by this Agreement, as amended from time to time.  Such services shall include, without limitation, periodic reconciliation and balancing of Company’s books and records with those of Ivy Funds VIP with respect to such matters as cash accounts, Portfolio share purchase and redemption orders placed with Ivy Funds VIP, dividend and distribution payments by Ivy Funds VIP, and such other accounting matters that may arise from time to time in connection with the operations of Ivy Funds VIP as related to the business contemplated by this Agreement.

D.  BOARD Reports.  Company acknowledges that W&R may, from time to time, be called upon by the Board, to provide various types of information pertaining to the operations of Ivy Funds VIP and related matters, and that W&R also may, from time to time, decide to provide such information to the Board in its own discretion.  Accordingly, Company agrees to provide W&R with such assistance as W&R may reasonably request so that W&R can report such information to the Ivy Funds VIP’s Board in a timely manner.  Company acknowledges that such information and assistance shall be in addition to the information and assistance required of Company pursuant to Ivy Funds VIP’s mixed and shared funding SEC exemptive order, described in Section 11 of this Agreement.

Company further agrees to provide W&R with such assistance as W&R may reasonably request with respect to the preparation and submission of reports and other documents pertaining to Ivy Funds VIP to appropriate regulatory bodies and third party reporting services.

E.   IVY FUNDS VIP-Related Contract Owner Services.  Company agrees to print and distribute, in a timely manner, prospectuses, SAIs, supplements thereto, Periodic Reports and any other materials of Ivy Funds VIP required by law or otherwise to be given to its shareholders, including, without limitation, Contract Owners investing in Portfolio shares, and to bear the expenses associated with such printing and distribution.  In addition, Company shall bear the expenses associated with (i) printing, mailing, distributing, and tabulating proxy materials, including voting instruction solicitation materials, sent to Contract Owners with respect to proxy solicitations related to the Variable Account or related to matters requested by Company and agreed to by Ivy Funds VIP, (ii) making typesetting and other customization changes to Ivy Funds VIP proxy materials, which changes are requested by Company and agreed to by Ivy Funds VIP.  Company further agrees to provide telephonic support for Contract Owners, including, without limitation, advice with respect to inquiries about Ivy Funds VIP and each Portfolio (not including information about performance or related to sales), communicating with Contract Owners about Ivy Funds VIP (and Variable Account) performance, and assisting with proxy solicitations, specifically with respect to soliciting voting instructions from Contract Owners.

F.   For convenience purposes, the chart below details the party responsible for the cost of delivering, printing and mailing prospectuses, SAIs, proxies and reports:

Item	Function	Party Responsible for Expense
VIP Prospectus & Annual Mailing	Typesetting, Layout, Proofing	Funds
	Printing Existing	Company
	Printing Prospect	Company
	Mailing Existing	Company
	Mailing Prospect	Company
VIP Prospectus Sticker	Typesetting, Layout, Proofing	Funds
	Printing Existing	Company
	Mailing Existing	Company
	Printing Prospect	Company
VIP SAI	Typesetting, Layout, Proofing	Funds
	Printing Existing	Company
	Printing Prospect	Company
	Mailing Existing	Company
	Mailing Prospect	Company
Proxy Material for VIP required by Law	Printing	W&R or Funds
	Mailing	W&R or Funds
VIP Annual & Semi-Annual Report	Typesetting, Layout, Proofing	Funds
	Printing Existing	Company
	Printing Prospect	Company
	Mailing Existing	Company
	Mailing Prospect	Company

24(b)(8)(p)	Participation agreement between Midland National Life Insurance Company and Legg Mason.

PARTICIPATION  AGREEMENT

among

LEGG  MASON  PARTNERS VARIABLE  EQUITY  TRUST, LEGG MASON  PARTNERS  VARIABLE  INCOME  TRUST, LEGG  MASON  INVESTOR  SERVICES,  LLC,

LEGG  MASON  PARTNERS  FUND  ADVISOR,  LLC

and

MIDLAND  NATIONAL  LIFE  INSURANCE COMPANY

THIS AGREEMENT,   made  and  entered  into  this  6th  day  of  January  2012  by  and  among  Midland National Life  Insurance  Company,  a  life  insurance  company  organized  under  the  laws  of Iowa (the "Company"), on  its  own  behalf  and  on  behalf  of  each  segregated  asset  account  of  the  Company  set  forth on Schedule  A  hereto  as  may  be  amended  from  time  to  time  (each  such  account  hereinafter  referred  to  as the "Account"),   and  Legg  Mason  Partners  Variable  Equity  Trust,  a  Maryland  statutory  trust,  and  Legg Mason Partners  Variable  Income  Trust,  a  Maryland  statutory  trust  (together,  the  "Fund"),  Legg  Mason Investor Services,  LLC,  a  Maryland  limited  liability  company  (the  "Distributor"),  and  Legg  Mason Partners Fund  Advisor,  LLC,  a  Maryland  limited  liability  company  (the  "Adviser").

WHEREAS, the  Fund  engages  in  business  as  an  open-end  management   investment  company  and is available  to  act  as  (i)  the  investment  vehicle  for  separate  accounts  established  for  variable  life  insurance policies and  variable  annuity  contracts  (collectively,  the  "Contracts")  to  be  offered  by  insurance companies that  have  entered  into  participation  agreements  with  the  Fund,  the  Adviser  and  the  Distributor (each, a  "Participating  Insurance  Company"  and  collectively,  the  "Participating  Insurance  Companies"), and (ii)  the  investment  vehicle  for  certain  qualified  pension  and  retirement  plans  ("Qualified   Plans")  for which the  shares  of  the  Fund  are  either  held  by  Participating   Insurance  Companies  on  behalf  of  the

Qualified Plans  through  omnibus  accounts  or  are  held  by  Qualified Plans without  any  financial intermediary through  direct  accounts  on  the  books  of  the  Fund;

WHEREAS, the  beneficial  interests  in  the  Fund  are  divided  into  several  series  of  shares,  (each designated a  "Portfolio")  and,  in  certain  cases  classes  of  shares,  which  represent  the  interest  in  a  particular managed portfolio  of  securities  and  other  assets;

WHEREAS, the  Fund  has  obtained  an  order  from  the  Securities  and  Exchange  Commission  (the "SEC"),  granting  the  Participating  Insurance  Companies  and  variable  annuity  and  variable  insurance separate accounts  exemptions  from  the  provisions  of  Sections  9(a),  13(a),  IS(a),  and  15(b)  of  the Investment Company  Act  of  1940,  (the  "1940  Act"  which   for  the  purposes  of  this  Agreement  includes  the rules and   regulations  thereunder,  all  as  amended  from  time  to  time,  as  may  apply  to  a  Fund  or  any Portfolio or  Class  thereof,  including  pursuant  to  any  exemptive,  interpretive  or  other  relief  or  guidance issued by  the  Commission  or  the  staff  of  the  Commission   under  such  Act  )  and  Rules  6e-2(b)(IS)  and  6e-

3(T)(b)(l5) thereunder,  to  the  extent  necessary  to  permit  shares  of  the  Fund  to  be  sold  to  and  held  by variable annuity  and  variable  life  insurance  separate  accounts  of  both  affiliated  and  unaffiliated  life insurance companies  (the  "Mixed  and  Shared  Funding  Exemptive  Order");

WHEREAS, the  Fund  is  registered  as  an  open-end  management  investment  company  under  the

1940 Act  and  its  shares  are  registered  under  the  Securities  Act  of  1933,  as  amended  (the  "1933  Act"); WHEREAS, the  Distributor  is duly registered  as  a  broker-dealer  under  the  Securities  Exchange

Act of  1934  (the  "Exchange  Act")  and  any  applicable  state  securities  law;

WHEREAS, the  Adviser  is  duly  registered  as  an  investment  adviser  under  the  Investment

Advisers Act  of  1940,  as  amended;

WHEREAS, the  Distributor  is  a  distributor  of  shares  of  the  Portfolios  of  the  Fund; WHEREAS, the  Adviser  serves  as  the  investment  adviser  to  each  Fund;

WHEREAS, the  Company  has  registered  or  will  register  certain  Contracts  under  the  1933  Act,  or such Contracts  are  or  will  be  exempt  from  registration  thereunder;

WHEREAS, each  Account  is a duly  organized,  validly  existing  segregated  asset  account, established by  resolution  or  under  authority  of  the  Board  of  Directors  of  the  Company  to  set  aside  and invest assets  attributable  to  one  or  more  Contracts;

WHEREAS, each  Account  is  or  will  be  registered  as  an  investment  company  under  the  1940  Act, or the  Account  is  or  will  be  exempt  from  registration  under  the  1940  Act;

WHEREAS, to  the  extent  permitted  by  applicable  insurance  laws  and  regulations,  the  Company intends to  purchase  shares  in  the  Portfolios  on  behalf  of  each  Account  to  fund  certain  of  the  aforesaid Contracts, and

WHEREAS, the  parties  intend  that  this  agreement  will  supersede  all  prior  agreements  among  the parties or  their  predecessor  entities  with  respect  to  the  subject  matter  of  this  agreement.

NOW, THEREFORE, in consideration  of  their  mutual  promises  the  Company,  the  Fund,  the

Distributor, and  the  Adviser  agree  as  follows:

ARTICLE I.

Sale of  Fund  Shares

1.1  The  Fund  agrees  to  sell  to  the  Company  those  shares  of  the  Fund  which  each Account orders,  executing  such  orders  on  a  daily  basis  at  the  net  asset  value  next  computed  after receipt by  the  Fund  or  its  designee  of  the  order  for  Fund  shares.   For  purposes  of  this  Section

1.1, the  Company  shall  be  the  designee  of  the  Fund  for  receipt  of  such  orders  from each

Account and  receipt  by  such  designee  shall  constitute  receipt  by  the  Fund,  provided  that:   (i)  the orders are  received  by  the  Company  (or  their  designee)  in  good  order  prior  to  the  time  the  net asset value  of  each  Portfolio  is  priced  in  accordance  with  its  Prospectus•  (generally  at  the  close of regular  trading  on  the  New  York  Stock  Exchange  (the  "NYSE")  at  4:00p.m.  Eastern  Time),

The term  "Prospectus"  as  used  herein,  refers  to  the  prospectus  and  related  statement  of  additional information (the  "Statement of Additional  Information") incorporated therein  by  reference  (each  as  amended  or supplemented) on file  with  the  SEC  at  the  time  in  question.

and (ii)  the  Fund  receives  notice  of  such  order by 10:00  a.m.  Eastern  Time  on  the  next  following "Business Day,"  or,  if  the  parties  agree  to  communicate,  process  and  settle  purchase   and redemption transactions  for  shares  via  the  Fund/SERV  and  Networking  systems   of  the National  Securities  Clearing   Corporation  ("NSCC"),  by  the  latest  time  trades  are accepted by  Fund/SERV.   "Fund/SERV"  shall  mean  NSCC's  system for automated, centralized processing  of  mutual  fund  purchase   and  redemption orders, settlement,  and account registration.  "Networking"  shall  mean  NSCC's  system  that  allows mutual funds  and  life  insurance  companies  to  exchange  account   level  information electronically. "Business  Day"  shall  mean  any  day  on  which  the  NYSE  is  open for regular trading and  on  which  the  Fund  calculates its net  asset  value pursuant to  the  rules  of  the  SEC.

1.2 The  Fund  agrees  to  make  its  shares  available  indefinitely  for  purchase  at  the applicable net  asset  value  per  share by the  Company  and  its  Accounts  on  those  days  on  which the Fund calculates  its  net  asset  value  pursuant  to  rules  of  the  SEC  and  the  Fund  shall use its best efforts  to  calculate  such  net  asset  value  on  each  day  which  the  NYSE  is  open  for  trading. Notwithstanding the  foregoing,  the  Board  of  Trustees  of  the  Fund  (the  "Board")  may  refuse  to sell shares  of any Portfolio  to  any  person,  or  suspend  or  terminate  the  offering  of  shares  of any Portfolio if  such  action  is  required  by  law  or  by  any  regulatory  authority  having  jurisdiction  or is, in  the  sole  discretion  ofthe  Board   acting in  good  faith  and  in  light  of  their fiduciary duties under federal  and  any  applicable  state  laws,  necessary  in the best  interest  of  the  shareholders  of such Portfolio.

1.3 The  Fund,  the  Adviser  and  the  Distributor  agree  that  shares  of  the  Fund  will  be  sold only to  Participating  Insurance  Companies  and  their  separate  accounts  and,  in  accordance  with the terms  of the Mixed  and  Shared  Funding  Exemptive  Order,  certain  Qualified  Plans.   No shares of any Portfolio  will  be  sold  to  the  general  public.

1.4 The  Fund  will  not  sell  Fund  shares  to  any  insurance  company  or  separate  account unless an  agreement  containing  provisions  substantially  the  same  as  Articles  I,  III,  V,  VI  and Section 2.5  of  Article  II of this  Agreement  is  in  effect  to  govern  such  sales.

1.5 The  Fund  agrees  to  redeem  for  cash,  on  the  Company's  request,  any  full  or fractional shares  of  the  Fund  held  by  the  Company,  executing  such  requests  on  a  daily  basis  at the net  asset  value  next  computed  after  receipt  by  the  Fund  or  its  designee  of  the  request  for redemption.  For  purposes  of  this  Section  1.5,  the  Company  shall  be  the  designee  of  the  Fund for receipt  of  requests  for  redemption  from  the  Account  and  receipt  by  such  designee  shall constitute receipt  by  the  Fund,  provided  that:   (i)  the  orders  are  received  by  the  Company  (or  its designee) in  good  order  prior  to  the  time  the  net  asset  value  of  each  Portfolio  is  priced  in accordance with  its  Prospectus  (generally  at  the  close  of  regular  trading  on  the  NYSE  at  4:00 p.m. Eastern  Time),  and  (ii)  provided  that  the  Fund  receives  notice  of  such  request  for redemption by  10:00  a.m.  Eastern  Time  on  the  next  following  "Business  Day"  or,  if the parties agree  to  communicate,  process  and  settle   purchase  and  redemption  transactions  for shares via  the  Fund/SERV  and  Networking  systems  of the National  Securities  Clearing Corporation ("NSCC"), by the  latest   time   trades  are  accepted  by  Fund/SERV.

1.6 The  Company  agrees  to  purchase  and  redeem  the  shares  of  each  Portfolio  offered  by  the  then  current  Prospectus  of  the  Fund  and  in  accordance  with  the  provisions  of  such Prospectus. The  Company  agrees  to  comply  with  the  terms  of the Rule  12b-1  Plan  described  in Section 2.8  hereof.   The  Company  agrees  to comply with  the  provisions  of  Rule  22c-2  under  the 1940 Act  as  applicable  to  the  Fund  (including  reporting  procedures  adopted  to  comply  with  the

Rule).

1.7  The  Company  shall  pay  for  Fund  shares  on  the  next  "Business   Day"  after  an  order to purchase  Fund  shares  is  made  in  accordance  with  the  provisions  of  Section  1.1  hereof. Payment shall  be  in  federal  funds  transmitted  by  wire.   For  purpose  of Sections 2.9  and  2.10,

upon receipt  by  the  Fund  of  the  federal  funds  so  wired,  such  funds  shall  cease  to  be the responsibility of  the  Company  and  shall  become  the  responsibility  of  the  Fund.

1.8 Issuance  and  transfer  of the Fund's  shares  will  be  by  book  entry  only.   Stock certificates will  not  be  issued  to  the  Company  or  any  Account.   Shares  ordered  from  the  Fund will be  recorded  in  an  appropriate  title  for  each  Account  or  the  appropriate  subaccount  of  each Account.

1.9 The  Fund  shall  furnish  same  day  notice  by  wire,  telephone  (followed  by written confirmation), electronic  media  or  fax  to  the  Company  of  any  income,  dividends  or  capital  gain distributions payable  on  the  Fund's  shares.   The  Company  hereby  elects  to  receive  all  such income dividends  and  capital  gain  distributions  as  are  payable  on  Portfolio  shares  in additional shares of the applicable  Portfolio.   The  Company  reserves  the  right  to  revoke  this  election  and  to receive all  such  income  dividends  and  capital  gain  distributions  in  cash.   The  Fund  shall  notify the Company  of the number  of  shares  so  issued  as  payment  of  such  dividends  and  distributions.

1.10   The  Fund  shall  provide  (electronically  or  by  fax)  the  closing  net  asset  value  per share for  each  Portfolio  to  the  Company  on  a  daily  basis  as  soon  as  reasonably  practical  after  the closing net asset value  per  share  is  calculated  (normally  6:30p.m.  Eastern  Time)  and  shall  use

its best  efforts  to  make  such  net  asset  value  per  share  available  by  7:00p.m.  Eastern  Time.   In the event  that  the  Fund  is  unable  to  meet  the  7:00p.m.  time  stated  immediately  above,  then  the Fund shall  immediately  notify  the  Company  and  provide  the  Company  with  additional  time  to notify the  Fund  of  purchase  or  redemption  orders  pursuant  to  Sections  1.1  and  1.5,  respectively, above.  Such  additional  time  shall  be  equal  to  the  additional  time  that  the  Fund  takes  to  make

the closing  net  asset  values  available  to  the  Company.   If  the  Fund  provides  the  Company  with the incorrect  closing  share  net  asset  value  information,  the  Company,  on  behalf  of  the  Account, shall be  entitled  to  a  prompt  adjustment  to  the  number  of  shares  purchased  or  redeemed  to reflect the  correct  share  net  asset  value,  and  the  Fund  or  the  Distributor  shall  bear  the  cost  of correcting  such  errors.   Upon  a  final  determination  that  there  has  been  an  error  in  the  calculation of the  closing  net  asset  value,  dividend  or  capital  gain,  the  Fund  shall  promptly  report  such  error to the  Company.

1.11       The Fund  shall,  upon  request  of  the  Company,  provide  a  manual  daily  conformation of trade activity  from  the  previous  "Business Day."   Such  conformation  shall  include  the  dollar  amount  of purchases or  redemptions  submitted  by  the  Company  for  each  Portfolio,  price  per  share  of  each  Portfolio, and the  corresponding  total  share  amount  of  such  purchase  or  redemption,  and  shall  be  transmitted  to  the Company on  the  Business  Day  following  the  request.

1.12       The Fund  shall,  upon  request  of the Company,  provide  on  a  monthly  basis,  a  screen printed report  of  the  monthly  trade  activity  for  the  Account  which  shall  be transmitted to  the  Company  on the "Business   Day"  following  the  request.

ARTICLE  II.

Representations and  Warranties

2.1 The  Company  represents  and  warrants  that  the  Contracts  are  or  will  be  registered under the  1933  Act,  unless  exempt  from  such  registration,  and  that  the  Contracts  will  be  issued  and sold  in  compliance   in  all  material  respects  with  all  applicable   Federal  and  state  laws  and regulations.  The  Company  represents  and  warrants  that  it  is an insurance  company  duly organized and  in  good  standing  under  applicable  law  and  that  it  has  legally  and  validly established each  Account  prior  to  any  issuance  or  sale  thereof  as  a  segregated  asset  account under their  domiciliary  state  insurance  laws  and  has  registered  or,  prior  to  any  issuance  or  sale of the  Contracts,  will  register  each  Account  as  a  unit  investment  trust  in  accordance  with  the provisions of  the  1940  Act  to  serve  as  a  segregated  investment  account  for  the  Contracts,  unless exempt from  such  registration.   The  Company  represents  and  warrants  that:

The Company   has  implemented  controls  designed  to  prevent,  and  will  provide  any  reasonable assistance requested  by  the  Fund  related  to  the  deterrence  of,  market  timing  and/or  late  trading  of

shares of  the  Fund.   Further,  the  Company  represents  and  warrants  that  it  has  in  place  an  anti- money laundering  program  ("AML program") that  does  now  and  will  continue  to  comply  with applicable laws  and  regulations,  including  the  relevant  provisions  of  the  Bank  Secrecy  Act  and  the USA PATRIOT  Act  (Pub.  L.  No.  107-56  (2001)),  as  they  may  be  amended,  and  the  regulations issued thereunder  by  duly  vested  regulatory  authority  and  the  Rules  of  Conduct  of  the  Financial Industry Regulatory  Authority  ("FINRA")  ("Anti-Money Laundering Law  and  Regulation").

(b)         The Company  has,  after  undertaking  reasonable  inquiry,  no  information  or knowledge that  (i)  any  Contract  owners  of  all  separate  accounts  investing  in  the  Fund,  or  (ii)  any person or  entity  controlling,  controlled  by  or  under  common  control  with  such  Contract  owners  is an individual  or  entity  or  in  a  country  or  territory  that  is  on  an  Office  of  Foreign  Assets  Control ("OFAC")  list  or  similar  list  of  sanctioned  or  prohibited  persons  maintained  by  a  U.S. governmental or  regulatory  body.

(c)         The Company  has  in  place  policies,  procedures  and  internal  controls  reasonably designed (i)  to  verify  the  identity  of  Contract  owners,  and  (ii)  to  identify  those  Contract  owners'  sources of  funds,  and  has  no  reason  to  believe  that  any  of  the  invested  funds  were  derived  from illegal activities.

(d)         The Company  will  provide  the  Fund  or  the  Distributor  (or  their  respective  service providers) upon  reasonable  request  any  information  regarding  specific  accounts  that  may  be reasonably necessary  for  the  Fund  and  its  service  providers  to  fulfill  their  responsibilities  relating to their  anti-money  laundering  programs  or  any  other  information  reasonably  requested  by  the Fund or  the  Distributor  (or  their  respective  service  providers)  to  assist  with  compliance  with  the Anti-Money Laundering  Law  and  Regulation,  as  may  be  permitted  by  law  or  regulation.

(e)         The Company  will  promptly  notify  the  Fund  and  the  Distributor  should  the Company become  aware  of  any  change  in  the  above  representations  and  warranties  to  the  extent that the  change  relates  to  the  relationship  between  the  Company  and  the  Fund  and/or  Distributor.

In addition,  the  Fund  and  the  Distributor  hereby  provide  notice  to  the  Company  that  the  Fund and/or the  Distributor  reserve  the  right  to  make  inquires  of  and  request  additional  information from the  Company  regarding  its  AML  program.

(f)          That the  Company  understands  the  requirements  of  all  applicable  laws,  rules  or regulations relating  to  bribery  and  corruption  both  in  the  Company's  home  jurisdiction  and  in  any other jurisdictions  which  may  have  a  connection  to  the  services  performed  by  the  Company  in connection with  this  Agreement.  The  Company  further  represents  and  warrants  that  it  will  fully and faithfully  comply  with  all  requirements  of  such  laws,  rules  or  regulations  in  connection  with all activities  under  or  in  any  way  connected  with  this  Agreement  and  such  requirements  that  the Fund or  the  Distributor  may  notify  to  Company.

2.2 The  Fund  represents  and  warrants  that  Fund  shares  sold  pursuant  to  this  Agreement shall be  registered  under  the  1933  Act,  duly  authorized  for  issuance  and  sold  in  compliance  with the laws  of  the  State  of  Maryland,  as  applicable,  and  all  applicable  federal  and  state  securities laws. The  Fund  is  and  shall  remain  registered  under  the  1940  Act.   The  Fund  shall  amend  the registration statement  for  its  shares  under  the  1933  Act  and  the  1940  Act  from  time  to  time  as  required in  order  to  effect  the  continuous  offering  of  its  shares.   The  Fund  shall  register  and qualify the shares for  sale  in  accordance  with  the  laws  of  the  various  states  only  if  and  to  the extent deemed  advisable  by  the  Fund  or  the  Distributor.   The  Fund  shall  provide  to  the

Company upon  request  a  list  of  the  various  jurisdictions in which  the  Portfolios  are  registered.

2.3 The  Fund  represents  that  it  is currently qualified  as  a  Regulated  Investment Company under  Subchapter  M  of  the  Internal  Revenue  Code  of  1986,  as  amended,  (the  "Code") and that  it  will  make  every  effort  to  maintain  such  qualification  (under  Subchapter  M  or  any successor or  similar  provision)  and  that  it  will  notify  the  Company  immediately  upon  having  a reasonable basis  for  believing  that  it  has  ceased  to  so  qualify  or  that  it  might  not  so  qualify  in

the future.    The  parties  acknowledge  that  compliance  with  Subchapter M is an essential  element of compliance  with  Section  817(h)  of  the  Code.

2.4 The  Company  represents  that  the  Contracts  are  currently  treated  as  endowment, annuity or  life  insurance  contracts,  under  applicable  provisions  of  the  Code  and  that  it  will  make every effort  to  maintain  such  treatment  and  that  it  will  notify  the  Fund  and  the  Distributor immediately upon  having  a  reasonable  basis  for  believing  that  the  Contracts  have  ceased  to  be so treated  or  that  they  might  not  be  so  treated  in  the  future.

2.5 The  Company  represents  that  the  Company  does  not  make  the  Fund  available  as  an investment vehicle  for  any  clients  of  the  Company  other  than  through  Contracts.

2.6  The  Fund  represents  and  warrants  that  it  has  adopted,  or  has caused to  be  adopted, written procedures  under  which  (i)  financial  intermediaries  may  only  make  the  Fund  available to its  Qualified  Plan  clients  if  any  such  financial  intermediary  is  a  Participating  Insurance Company, (ii)  if  any  such  Participating  Insurance  Company  requests  that  the  Fund  be  made available as  an  investment  vehicle  for  its  Qualified  Plan  clients  (other  than  through  Contracts), such Participating  Insurance  Company  will  be  required  to  represent  in  writing  that  it  has adopted Procedures  for  Qualified  Plan  Clients,   and (iii)  shares  of  the  Fund  may  only  be  held  by Qualified Plans  without  a  financial  intermediary  through  direct  accounts  on  the  books  of  the Fund if  the  Fund  has  adopted  Procedures  for  Qualified  Plans.

2.7  The  Fund  represents  and  warrants  that  it:

(i) qualifies  as  a  look-through  entity  within  the  meaning  of Treas.Reg. section  1.817-S(f),  and

(ii) shall  at  all  times invest money  from  the  Contracts  and  conduct  its  operations  to  ensure  that: (a) the  assets  of  the  Fund  are  diversified  within  the  meaning  of Treas. Reg.  section  1.817-S(b),  (b)  the Contracts shall  be  treated  as  variable  contracts  under  the  Code  and  the  regulations  issued  thereunder, and(c)  no  Contract  owner  shall  be  treated  as  the  owner  of the assets  of  an  Account  solely  due  to  purchase of shares  of  a  Fund  by  an  Account.

The Fund  will  notify  the  Company  immediately  upon  having  a  reasonable  basis  for  believing  that a Fund  is  in  breach  of  the  foregoing  representation  and  warranty  or  that  a  Fund  might  be  in  breach  in  the future.  In  addition,  the  Fund  will  immediately  take  all  steps  necessary  to  adequately  diversify  the  Fund  so as to  achieve  compliance  within  the  grace  period  afforded  by  Treasury  Regulation  section  1.817-5.

2.8 The  Fund  has  adopted  a  Rule  12b-1  Plan  under  which  it  makes  payments  to  finance administrative, service,  and  distribution  expenses  with  respect  to  certain  Portfolios.   The  Fund represents and  warrants  that  its  Board,  a  majority  of  whom  are  not  interested  persons  of  the Fund, has  approved  such  Rule  12b-1  Plan  to  finance  administrative,  service,  and  distribution expenses ofthe  Fund's  Portfolios  that  are  subject  to  a  12b-1  fee,  and  that  any  changes  to  the Fund's Rule  12b-1  Plan  will  be  approved,  in  accordance  with  Rule  12b-1  under  the  1940  Act.

2.9 The  Fund  makes  no  representation  as  to  whether  any  aspect  of  its  operations (including, but  not  limited  to,  fees,  expenses  and  investment  policies)  complies  with  the  insurance laws  or  regulations  of  various  states  except  that  the  Fund  represents  that  the  Fund's investment policies,  fees  and  expenses  are  and  shall  at  all  times  remain  in  compliance  with  the laws of  its  state  of  domicile,  and  the  Fund  represents  that  its respective operations  are  and  shall at all  times  remain  in  material  compliance  with  the  laws  of  its state of  domicile,  to  the  extent required to  perform  this  Agreement.

2.10    The  Distributor  represents  and  warrants  that  the  Distributor  is  and  shall  remain duly registered  in  all  material  respects  under  all  applicable  federal  and  state  laws  and  regulations and that  the  Distributor  shall  perform  its  obligations  for  the  Fund  in  compliance  in  all  material respects with  the  laws  of  the  State  of  Maryland,  and  any  applicable  state  and  federal  laws  and regulations.

2.11   The  Adviser  represents  and  warrants  that  the  Adviser  is and shall  remain  duly registered in all material  respects  under  all  applicable  federal  and  state  laws  and  regulations  and that the  Adviser  shall  perform  its  obligations  for  the  Fund  in  compliance in all  material  respects with the  laws  of  the  State  of  Maryland,  and  any  applicable  state  and  federal  laws  and regulations.

2.12   The  Fund  represents  and  warrants  that  its  trustees,  officers,  employees,  and  other individuals/entities dealing  with  the  money  and/or  securities  of  the  Fund  are  and  shall  continue to be  at  all  times  covered  by  a  blanket  fidelity  bond  or  similar  coverage  for  the  benefit  of  the Fund in  an  amount  not  less  than  the  minimal  coverage  as  required  currently  by  Rule  17g-1  of the 1  940  Act  or  related  provisions  as  may  be  promulgated  from  time  to time.  The  aforesaid bond shall  include  coverage  for  larceny  and  embezzlement  and  shall  be  issued  by a reputable bonding company.

2.13   The  Company  represents  and  warrants  ,that  all  of  its  directors,  officers,  employees,  investment  advisers,  and  other  individuals/entities  dealing  with  the  money  and/or  securities  of  the  Fund  are  and  shall  continue  to  be  at  all  times  covered  by  a  blanket  fidelity  bond  or  similar   coverage for  the  benefit  of  the  Fund,  in  an  amount  not  less  than  the  minimal  coverage  as  required  currently  by  entities  subject  to  the  requirements  of  Rule  1  7g-1  of  the  1940  Act  or related provisions  as  may  be  promulgated  from  time  to  time.   The  aforesaid  bond  shall  include coverage for  larceny  and  embezzlement  and  shall  be  issued  by a reputable  bonding company.

2.14   The  Fund  represents  and  warrants  that  it  will  comply  with  the  requirements of Rule  498  under  the  1933  Act  in  connection  with  the  offer  and  sale  of  Fund  shares.

The Fund  further  represents  and  warrants  that,  to  the  extent  that  it  provides  the Company with  "summary  prospectuses,"  as  such  term  is  defined  in  Rule  498, it  will maintain a  website  that  is  in  compliance  with  all  applicable  requirements  of  Rule  498 under the  1933  Act,  such  that  the  Fund  may  be  permitted  to  deliver  summary prospectuses in  lieu  of  statutory  prospectuses,  as  such  terms  are  defined  in  Rule  498.

2.15   Each  party  to  this  Agreement  will  maintain  all  records  required  by  law.   Such records will  be  preserved,  maintained  and  made  available  to  the  extent  required  by  law  and  in accordance with  the  1940  Act  and  the  rules  thereunder.

ARTICLE III.

Prospectuses and  Proxv  Statements;  Voting

3.1 The  Distributor  shall  provide  the  Company  (at  the  Company's  expense)  with  as many copies  of  the  Fund's  current  Prospectus  as  the  Company  may  reasonably  request.   If requested by  the  Company  in  lieu  thereof,  the  Fund  shall  provide  such  documentation   (including a final  copy  ofthe  new  Prospectus  as  set  in  type  at  the  Fund's  expense-  in  lieu  thereof,  such final copy may  be  provided,  if  requested  by  the  Company,  electronically   or  through  camera

ready film)  and  other  assistance  as  is  reasonably  necessary  in  order  for  the  Company  once  each year (or  more  frequently,  if  the  Prospectus  for  the  Fund  is amended) to  have  the  prospectus  for each Contract  and  the  Fund's   Prospectus  printed  together  in  one  document  (such  printing  to  be at the  Company's  expense).   The  decision  to  print  the  Contract  prospectus  and  the  Fund's Prospectus in  one  document  or  in  separate  documents  shall  be  entirely  that  of  the  Company

3.2 The  Fund's   Prospectus  shall  state  that  the  Statement  of  Additional  Information  for the Fund  is available from  the  Distributor  (or  in  the  Fund's   discretion,  the  Prospectus  shall  state that such  Statement  is  available  from  the  Fund),  and  the  Distributor  (or  the  Fund),  at  its  expense, shall print  and  provide  such  Statement  free  of  charge  to  the  Company  and  to  any  owner  of  a Contract or  prospective  owner  who  requests  such  Statement.

3.3 The  Fund,  at  its  expense,  shall  provide  the  Company  with  copies  of  its  proxy material, reports  to  shareholders,  and  other  communications to  shareholders  in  such  quantity  as the Company  shall  reasonably  require  for  distributing  to  Contract  owners.

3.4 If  and  to  the  extent  required  by  the  1940  Act  or  other  applicable  law  the  Company shall:

(a)          solicit voting  instructions  from  Contract  owners;

(b)                    vote Fund  shares  in  accordance  with  instructions  received  from  Contract  owners ;

and

(c)         vote Fund  shares  for  which  no  instructions  have  been  received  in  the  same proportion as  Fund  shares  of  such  Portfolio  for  which  instructions  have  been  received.   The  Company reserves the  right  to  vote  Fund  shares  held  in  any  segregated  asset  account  in  its  own  right,  to  the  extent permitted by  law.   Each  Participating  Insurance  Company  shall  be  responsible  for  assuring  that  each  of  its separate accounts  participating  in  the  Fund  calculates  voting  privileges  in  a  manner  consistent  with  this Section.

3.5 The  Fund  will  comply  with  all  provisions  of  the  1940  Act  requiring  voting  by shareholders

ARTICLE IV.

Sales Material  and  Information

4.1 The  Company  shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Fund  or  its designee, each  piece  of  sales  literature  or  other  promotional  material  prepared  by  the  Company or any  person  contracting  with  the  Company  in  which  the  Fund  or  its  investment  adviser  or  any of its  underwriters  is  named,  at  least  fifteen  (15)  "Business  Days"  prior  to  its  use.   No  such material shall  be  used  if  the  Fund  or  its  designee  objects  to  such  use  within  fifteen  (15) "Business Days" after  receipt  of  such  material.

4.2 The  Company  shall  not  give  any  information  or  make  any  representations  or statements on  behalf  of  the  Fund  or  concerning  the  Fund  in  connection  with  the  sale  of  the Contracts other  than  the  information  or  representations  contained in the  registration  statement  or Prospectus for  the  Fund  shares,  as  such  registration  statement  and  Prospectus  may  be  amended or supplemented  from  time  to  time,  or  in  reports  or  proxy  statements  for  the  Fund,  or  in  sales literature or  other  promotional  material  approved  by  the  Fund  or  the  Distributor  or  the  designee of either,  except  with  the  permission  of  the  Fund  or  the  Distributor  or  the  designee  of  either.

4.3 The  Fund  and  the  Distributor,  or  the  designee  of  either  shall  furnish,  or  shall  cause to be  furnished,  to  the  Company  or  its  designee,  each  piece  of  sales  literature  or  other promotional  material  in  which  the  Company  and/or  its  Account(s),   is  named  at  least  fifteen  (15) "Business  Days"  prior  to  its  use.   No  such  material  shall  be  used  if  the  Company  or  its  designee objects to  such  use  within  fifteen  (15)  "Business Days" after  receipt  of  such  material.

4.4 The  Fund  and  the  Distributor  shall  not  give  any  information  or  make  any representations on  behalf  of  the  Company  or  concerning  the  Company,  an  Account,  or  the Contracts other  than  the  information  or  representations  contained  in  a  registration  statement  or prospectus for  the  Contracts,  as  such  registration  statement  and  prospectus  may  be  amended  or supplemented  from  time  to  time,  or  in  published  reports  for  each  Account  which  are  in  the public domain  or  approved  by  the  Company  for  distribution  to  Contract  owners,  or  in  sales literature or  other  promotional  material  approved  by the Company  or  its  designee,  except  with the permission  of  the  Company.

4.5 The  Fund  will  provide  to  the  Company  at  least  one  complete  copy  of  all  registration statements, Prospectuses,  Statements  of  Additional  Information,  reports,  proxy  statements,  sales literature and  other  promotional  materials,  applications  for  exemptions,  requests  for  no-action letters, and  all  amendments  to  any  of  the  above,  that  relate  to  the  Fund  or  its  shares,  within  a reasonable period  after  the  filing  of  such  document  with  the  SEC  or  other  regulatory  authorities.

4.6 Upon  request,  the  Company  will  provide  to  the  Fund  at  least  one  complete  copy  of all registration  statements,  prospectuses,  Statements  of  Additional  Information,  reports, solicitations for  voting  instructions,  sales  literature  and  other  promotional  materials,  applications for exemptions,  requests  for  no  action  letters,  and  all  amendments  to  any  of  the  above,  that relate to  the  Contracts  or  the  Account.

4.7 For  purposes  of  this  Article  IV,  the  phrase  "sales  literature  or  other  promotional material" includes,  but  is  not  limited  to,  advertisements  (such  as  materials  published,  or designed for  use,  in  a  newspaper,  magazine,  or  other  periodical,  radio,  television,  telephone  or tape recording,  videotape  display,  signs  or  billboards,  motion  pictures,  or  other  public  media), sales literature,  (i.e.,  any  written  communication distributed or  made  generally  available  to customers or  the  public,  including  brochures,  circulars,  research  reports,  market  letters,  form  letters, seminar  texts,  reprints  or  excerpts  of  any  other  advertisement,  sales  literature,  or published article),  educational  or  training  materials  or  other  communications  distributed  or made generally  available  to some or  all  agents  or  employees,  and  registration  statements,

prospectuses, statements  of  additional  information,  shareholder   reports,  and  proxy  materials  and any other  material  constituting  sales  literature  or  advertising  under  the  FINRA  rules,  the  1940

Act, the  1933  Act,  or  rules  thereunder.

ARTICLE  V.

Fees and  Expenses

5.1 All  expenses  incident  to  performance by the  Fund  under  this  Agreement  shall  be paid by  the  Fund.   The  Fund  shall  see  to  it  that  all  its shares are  registered  and  authorized  for issuance in accordance with  applicable  federal  law  and,  if  and  to  the  extent  deemed  advisable  by the Fund,  in  accordance  with  applicable  state  laws  prior  to  their  sale.   The  Fund  shall  bear  the expenses for  the  cost  of  registration  and  qualification  of  the  Fund's  shares,  preparation  and  filing of the  Fund's  Prospectus  and  registration  statement,  proxy  material,  information  statements  and reports, setting  the  Fund's  Prospectus  for  printing,  setting  in  type  and  printing  the  proxy material, information  statements  and  reports  to  shareholders,  and  the  preparation  of  all statements and  notices  required  by  any  federal  or  state  law.   The  Fund  shall  bear  the  cost  of printing and  distributing  the  Fund's  Prospectus,  periodic  reports  to  shareholders, proxy materials and other  shareholder  communications  to  existing  Contract  owners.   The  Company  shall  see  to it that  each  of  the  Contracts  and  the  Accounts  are  registered  and  are  authorized  for  issuance  in accordance with  applicable  federal  law.   The  Company  shall  bear  the  expenses  for  the  cost  of registration and  qualification  of  the  Contracts  and  the  Accounts,  preparation  and  filing  of  the applicable prospectus  and  registration  statements,  setting  each  Contract  prospectus  for  printing,

and the  preparation  of  all  statements  and  notices  required  by  any  federal  or  state  law.   In addition, the  Company  shall  bear  the  cost  of  printing  and  distributing  the  Fund's  Prospectus  to be delivered  to  prospective  Contract  owners.

5.2 Except  as  otherwise  provided  in  Section  5.1,  the  Company  shall  bear  the  expenses of printing  and  distributing  the  Fund's  Prospectus  to  owners  of  Contracts   issued  by  the Company and  of  distributing  the  Fund's  proxy  materials  and  reports  to  such  Contract  owners.

ARTICLE VI.

Potential  Conflicts

6.1 The  Board  will  monitor  the  Fund  for  the  existence  of  any  material  irreconcilable conflict among  the  interests  of  the  Contract  owners  of  all  separate  accounts  investing  in  the Fund.  An  irreconcilable  material  conflict  may  arise  for  a  variety  of  reasons,  including:   (a)  an action by  any  state  insurance  regulatory  authority;  (b)  a  change  in  applicable  federal  or  state insurance, tax  or  securities  laws  or  regulations,  or  a  public  ruling,  private  letter  ruling,  no-action or interpretive  letter,  or  any  similar  action  by  insurance,  tax,  or  securities  regulatory  authorities; (c) an  administrative  or  judicial  decision  in  any  relevant  proceeding;  (d)  the  manner  in  which the investments  of  any  Portfolio  are  being  managed;  (e)  a  difference  in  voting  instructions  given by variable  annuity  contract  owners  and  variable  life  insurance  contract  owners;  or  (f)  a  decision by an  insurer  to  disregard  the  voting  instructions  of  Contract  owners.   The  Board  shall  promptly inform the  Company  if  they  determine  that  an  irreconcilable  material  conflict  exists  and  the implications thereof.

6.2 The  Company  will  report  any  potential  or  existing  conflicts  of  which  it  is  aware  to the Board.   The  Company  will  assist  the  Board  in  carrying  out  its  responsibilities  under  the Mixed and  Shared  Funding  Exemptive  Order,  by  providing  the  Board  with  all  information reasonably necessary  for  the  Board  to  consider  any  issues  raised.   This  includes,  but  is  not

limited to,  an  obligation  by  the  Company  to  inform  the  Board  whenever  Contract  owners' voting instructions  are  disregarded.

6.3 If  it  is  determined  by  a  majority  of the Board,  or  a  majority  of  its  disinterested trustees, that  a  material  irreconcilable  conflict  exists,  the  Company  and  other  Participating Insurance Companies  shall,  at  their  expense  and  to  the  extent  reasonably  practicable  (as determined by a majority  of  the  disinterested  directors),  take  whatever  steps  are  necessary  to remedy or  eliminate  the  irreconcilable  material  conflict,  up to and  including:   (1)  withdrawing the assets  allocable  to  some  or  all  of  the  separate  accounts  from  the  Fund  or  any  Portfolio  and reinvesting such  assets  in a different  investment  medium,  including  (but  not  limited  to)  another Portfolio of  the  Fund,  or  submitting  the  question  whether  such  segregation  should  be implemented to  vote  of  all  affected  Contract  owners  and,  as  appropriate,  segregating  the  assets of any  appropriate  group,   (i.e.,  annuity  Contract  owners,  life  insurance  Contract  owners,  or Contract owners  of  one  or  more  Participating  Insurance  Companies)  that  votes  in  favor  of  such segregation, or  offering  to the affected  contract  owners  the  option  of  making  such  a  change;  and (2) establishing  a  new  registered  management  investment  company  or  managed  separate account.

6.4 If  a  material  irreconcilable  conflict  arises  because  of  a  decision  by the Company  to disregard Contract  owners'  voting  instructions  and  that  decision  represents  a  minority  position  or would preclude  a  majority  vote,  the  Company  may  be  required,  at the Fund's  election,  to withdraw the  affected  Account's  investment  in  the  Fund  and  terminate  this  Agreement  with respect to  such  Account;  provided,  however  that  such  withdrawal  and  termination  shall  be limited to  the  extent  required  by  the  foregoing  material  irreconcilable  conflict  as  determined  by a majority  of  the  disinterested  members  of  the  Board.   Any  such  withdrawal  and  termination must take  place  within  six  (6)  months  after  the  Fund  gives  written  notice  that  this  provision  is being implemented,  and  until  the  end  of  that  six-month  period  the  Fund  and  the  Distributor  shall continue  to  accept  and  implement  orders  by  the  Company  for  the  purchase  (and  redemption)  of

Fund shares.

6.5 If  a  material  irreconcilable  conflict  arises  because  a  particular  state  insurance regulator's decision  applicable  to  the  Company  conflicts  with  the  majority  of  other  state regulators, then  the  Company  will  withdraw  the  affected  Account's  investment  in  the  Fund  and terminate this  Agreement  with  respect  to  such  Account  within  six  (6)  months  after  the  Board informs the  Company  in  writing  that  it  has  determined  that  such  decision  has  created  an irreconcilable material  conflict;  provided,  however,  that  such  withdrawal  and  termination  shall be limited  to  the  extent  required  by  the  foregoing  material  irreconcilable  conflict  as  determined by a  majority  of  the  disinterested   members  of  the  Board.   Until  the  end  ofthe  foregoing  six month period,  the  Fund  and  the  Distributor  shall  continue  to  accept  and  implement  orders  by  the

Company for  the  purchase  (and  redemption)  of  Fund  shares.

6.6 For  purposes  of  Sections  6.3  through  6.6  of this Agreement,  a  majority  of the disinterested members  of  the  Board  shall  determine  whether  any  proposed  action  adequately remedies any  irreconcilable   material  conflict,  but  in  no  event  will  the  Fund  be  required  to establish a  new  funding  medium  for  the  Contracts.   The  Company  shall  not  be  required  by Section 6.3  to  establish  a  new  funding  medium  for  the  Contracts  if  an  offer  to  do  so  has  been declined by  vote  of  a  majority  of  Contract  owners  materially  adversely  affected  by  the irreconcilable  material  conflict.   In  the  event  that  the  Board  determines  that  any  proposed  action does not  adequately  remedy  any  irreconcilable  material  conflict,  then  the  Company  will withdraw the  Account's  investment  in  the  Fund  and  terminate  this  Agreement  within  six  (6) months after  the  Board  informs  the  Company  in  writing  of  the  foregoing  determination, provided, however,  that  such  withdrawal  and  termination  shall  be  limited  to  the  extent  required by any such  material  irreconcilable  conflict  as  determined  by  a  majority  of  the  disinterested members of  the  Board.

6.7  If  and  to  the  extent  that  Rule  6e-2  and  Rule  6e-3(T)  are  amended,  or  Rule  6e-3  is adopted, to  provide  exemptive  relief  from  any  provision  of  the  Act  or  the  rules  promulgated thereunder with  respect  to  mixed  or  shared  funding  (as  defined  in  the  Mixed  and  Shared

Funding Exemptive  Order)  on  terms  and  conditions  materially  different  from  those  contained  in the Mixed  and  Shared  Funding  Exemptive  Order,  then  (a)  the  Fund  and/or  the  Participating Insurance Company,  as  appropriate,  shall  take  such  steps  as  may  be  necessary  to  comply  with Rules 6e-2  and  6e-3(T)  as  amended,  and  Rule  6e-3,  as  adopted,  to  the  extent  such  rules  are applicable; and  (b)  Sections  6.1,  6.2,  6.3,  6.4  and  6.5  of this Agreement  shall  continue  in  effect only to  the  extent  that  terms  and  conditions  substantially  identical  to  such  Sections  are  contained in such  Rule(s)  as  so  amended  or  adopted.

ARTICLE  VII.

Indemnification

7.1 Indemnification   by  the  Company

(a)  The  Company  agrees  to  indemnify  and  hold  harmless  the  Fund,  the  Adviser  and  the Distributor and  each  of  its  directors,  trustees  and  officers  and  each  person,  if any, who  controls  the  Fund within the  meaning  of  Section  15  of  the  1933  Act  (collectively,  the  "Indemnified   Parties"  for  purposes  of this Section  7.1)  against  any  and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in settlement with  the  written  consent  of  the  Company,  which  consent  will  not  be  unreasonably  withheld)  or litigation (including  legal  and  other  expenses),  to  which  the  Indemnified  Parties  may  become  subject under any  statute,  regulation,  at  common  law  or  otherwise,  insofar  as  such  losses,  claims,  damages, liabilities or  expenses  (or  actions  in  respect  thereof)  or  settlements  are  related  to  the  sale  or  acquisition  of the Fund's  shares  or  the  Contracts,  and:

(i)          arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged  untrue statements of  any  material  fact  contained  in  the  registration  statement  or  prospectus  for  the  Contracts  or contained in  the  Contracts  or  sales  literature  for  the  Contracts  (or  any  amendment  or  supplement  to  any  of the foregoing),  or  arise  out  of  or  are  based  upon  the  omission  or  the  alleged  omission  to  state  therein  a material fact  required  to  be  stated  therein  or  necessary  to  make  the  statements  therein  not  misleading, provided that  this  agreement  to  indemnify  shall  not  apply  as  to  any  Indemnified  Party  if  such  statement  or omission or  such  alleged  statement  or  omission  was  made  in  reliance  upon  and  in  conformity  with information furnished  to  the  Company  by  or  on  behalf  of  the  Fund,  the  Adviser  or  the  Distributor  for  use in the  registration  statement  or  prospectus  for  the  Contracts  or  in  the  Contracts  or  sales  literature  (or  any amendment or  supplement)  or  otherwise  for  use  in  connection  with  the  sale  of  the  Contracts  or  Fund shares; or

(ii)          arise  out  of  or  as  a  result  of  statements  or  representations  (other  than statements or  representations  contained  in  the  registration  statement,  Prospectus  or  sales  literature  of  the Fund not  supplied  by  the  Company,  or  persons  under  their  control)  or  wrongful  conduct  of  the  Company or persons  under  their  control,  with  respect  to  the  sale  or  distribution  of  the  Contracts  or  Fund  Shares;  or

(iii)         arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of  a  material fact contained  in  the  registration  statement,  Prospectus,  or  sales  literature  of  the  Fund  or  any  amendment thereof or  supplement  thereto  or  the  omission  or  alleged  omission  to  state  therein  a  material  fact  required to be  stated  therein  or  necessary  to  make  the  statements  therein  not  misleading  if  such  a  statement  or omission was  made  in  reliance  upon  information  furnished  to  the  Fund  by  or  on  behalf  of  the  Company;  or

(iv)        arise as  a  result  of  any  failure  by  the  Company  to  provide  the  services  and furnish the  materials  under  the  terms  of  this  Agreement;  or

(v)         arise out  of  or  result  from  any  material  breach  of  any  representation and/or warranty  made  by  the  Company  in  this  Agreement  or  arise  out  of  or  result  from  any  other  material breach of  this  Agreement  by  the  Company,  as  limited  by  and  in  accordance  with  the  provisions  of Sections 7.I  (b)  and  7.1(c)  hereof.

(b)  The  Company  shall  not  be  liable  under  this  indemnification  provision  with  respect  to any losses,  claims,  damages,  liabilities  or  litigation  incurred  or  assessed  against  an  Indemnified  Party  as

such may  arise  from  such  Indemnified  Party's   willful  misfeasance,  bad  faith,  or  gross  negligence  in  the performance of  such  Indemnified  Party's   duties  or  by  reason  of  such  Indemnified  Party's   reckless disregard of  obligations  or  duties  under  this  Agreement  or  to  the  Fund,  whichever  is  applicable.

(c) The  Company  shall  not  be  liable  under  this  indemnification  provision  with  respect  to any claim  made  against  an  Indemnified  Party  unless  such  Indemnified  Party  shall  have  notified  the Company in  writing  within  a  reasonable  time  after  the  summons  or  other  first  legal  process  giving information of  the  nature  of  the  claim  shall  have  been  served  upon  such  Indemnified  Party  (or  after  such Indemnified Party  shall  have  received  notice  of  such  service  on  any  designated  agent),  but  failure  to  notify the Company  of  any  such  claim  shall  not  relieve  the  Company  from  any  liability  which  it  may  have  to  the Indemnified Party  against  whom  such  action  is  brought  otherwise  than  on  account  of  this  indemnification provision.  In  case  any  such  action  is  brought  against  the  Indemnified  Parties,  the  Company  shall  be

entitled to  participate,  at  its  own  expense,  in  the  defense  of  such  action.   The  Company  also  shall  be entitled to  assume  the  defense  thereof,  with  counsel  satisfactory  to  the  party  named  in  the  action.   After notice from  the  Company  to  such  party  of  the  Company's  election  to  assume  the  defense  thereof,  the Indemnified Party  shall  bear  the  fees  and  expenses  of  any  additional  counsel  retained  by  it,  and  the Company will  not  be  liable  to  such  party  under  this  Agreement  for  any  legal  or  other  expenses subsequently incurred  by  such  party  independently  in  connection  with  the  defense  thereof  other  than reasonable costs  of  investigation.

(d) The  Indemnified  Parties  will  promptly  notify  the  Company  of  the  commencement  of any litigation  or  proceedings  against  them  in  connection  with  the  issuance  or  sale  of  the  Fund  Shares  or the Contracts  or  the  operations  of the Fund.

7.2 Indemnification by the  Fund,  the  Adviser  and  the  Distributor

(a) The  Fund,  the  Adviser  and  the  Distributor  agree  to  indemnify  and  hold  harmless  the Company and  its  directors,  employees  and  officers  and  each  person,  if  any,  who  controls  the  Company within the  meaning  of  Section  15  of  the  1933  Act  (collectively,  the  "Indemnified   Parties"  for  purposes  of

this Section  7.2)  against  any  and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in settlement with  the  written  consent  of  the  Fund,  which  consent  shall  not  be  unreasonably  withheld)  or litigation (including  legal  and  other  expenses)  to  which  the  Indemnified  Parties  may  become  subject  under any statute,  at  common  law  or  otherwise,  insofar  as  such  losses,  claims,  damages,  liabilities  or  expenses

(or actions  in respect thereof)  or  settlements  are  related  to  the  sale  or  acquisition  of  the  Fund's  shares  or the Contracts,  and:

{i)          arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged  untrue statement of  any  material  fact  contained  in the registration  statement  or  Prospectus  or  sales  literature  of  the Fund (or  any  amendment  or  supplement  to  any  of  the  foregoing),  or  arise  out  of  or  are  based  upon  the omission or  the  alleged  omission  to  state  therein  a  material  fact  required  to  be  stated  therein  or  necessary to make the statements  therein  not  misleading,  provided  that  this  agreement  to  indemnify  shall  not  apply as to  any  Indemnified  Party  if  such  statement  or  omission  or  such  alleged  statement  or  omission  was  made in reliance  upon  and  in  conformity  with  information  furnished  to  the  Distributor,  Adviser  or  Fund  by  or  on behalf of  the  Company  for  use  in  the  registration  statement  or  Prospectus  for  the  Fund  or  in  sales  literature (or any  amendment  or  supplement)  or  otherwise  for  use  in  connection  with  the  sale  of  the  Contracts  or Fund shares;  or

(ii)          arise  out  of  or  as  a  result  of  statements  or  representations  (other  than statements or  representations  contained  in  the  registration  statement,  prospectus  or  sales  literature  for  the Contracts not  supplied  by  the  Distributor  or  Fund  or  persons  under  its  control)  or  wrongful  conduct  of  the

Fund, the  Adviser  or  the  Distributor  or  persons  under  their  control,  with  respect  to  the  sale  or  distribution of the  Contracts  or  Fund  shares;  or

{iii)        arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of  a  material fact contained  in  a  registration  statement,  prospectus  or  sales  literature  covering  the  Contracts,  or  any amendment thereof  or  supplement  thereto,  or  the  omission  or  alleged  omission  to  state  therein  a  material fact required  to  be  stated  therein  or  necessary  to  make  the  statement  or  statements  therein  not  misleading, if such statement  or  omission  was  made  in  reliance  upon  information  furnished  to  the  Company  by  or  on behalf of  the  Fund;  or

(iv)        arise as  a  result  of  any  failure  by  the  Fund,  the  Adviser  or  Distributor  to provide the  services  and  furnish  the  materials  under  the  terms  of  this  Agreement  (including  a  failure, whether unintentional  or  in  good  faith  or  otherwise,  to  comply  with  the  diversification  requirements specified in  Article  II  of  this  Agreement);  or

(v)        arise  out  of  or  result  from  any  material  breach  of  any  representation and/or warranty  made  by  the  Fund,  the  Adviser  or  the  Distributor  in  this  Agreement  or  arise  out  of  or result from  any  other  material  breach  of  this  Agreement  by  the  Fund,  the  Adviser  or  the  Distributor;

(vi)        arise out  of  or  result  from  the  materially  incorrect  or  untimely  calculation or reporting of the  daily  net  asset  per  share  or  dividend  or  capital  gain  distribution  rate;

as limited  by  and  in  accordance  with  the  provisions  of  Sections  7.2(b)  and  7.2(c)  hereof;

(b)  The  Fund,  the  Adviser  or  the  Distributor  shall  not  be  liable  under this indemnification provision with respect to  any  losses,  claims,  damages,  liabilities  or  litigation  to  which  an  Indemnified

Party would  otherwise  be subject by  reason  of  such  Indemnified  Party's  willful  misfeasance,  bad  faith, or gross negligence  in  the  performance  of  such  Indemnified  Party's  duties  or  by  reason  of  such  Indemnified Party's reckless  disregard  of  obligations  and  duties  under this Agreement  or  to  the  Company  or  Account, whichever is  applicable.

(c)  The  Fund,  the  Adviser  and  the  Distributor  shall  not  be  liable  under this indemnification provision  with  respect  to  any  claim  made  against  an  Indemnified  Party  unless  such Indemnified Party  shall  have  notified  the  Fund,  the  Adviser  and  the  Distributor  in  writing  within  a reasonable time  after  the  summons  or  other  first  legal  process  giving  information  of  the  nature  of  the  claim shall have  been served upon  such  Indemnified  Party  (or  after  such  Indemnified  Party  shall  have  received notice of  such  service  on  any  designated  agent),  but failure to  notify  the  Fund,  the  Adviser  and  the Distributor of  any  such  claim  shall  not  relieve  the  Fund,  the  Adviser  and  the  Distributor  from  any  liability which they  may  have  to  the  Indemnified  Party  against  whom  such  action  is  brought  otherwise  than  on account of  this  indemnification  provision.   In  case  any  such  action  is  brought  against  the  Indemnified Parties, the  Fund,  the  Adviser  and  the  Distributor  will  be  entitled  to  participate,  at  their  own  expense,  in

the defense  thereof.   The  Fund,  the  Adviser  and  the  Distributor  also  shall  be  entitled  to  assume  the  defense thereof with  counsel  satisfactory  to  the  party  named  in  the  action.   After  notice  from  the  Fund,  the  Adviser and the  Distributor  to  such  party  of  the  Fund's,  the  Adviser's  and the  Distributor's  election  to  assume  the defense thereof,  the  Indemnified  Party  shall  bear  the  fees  and  expenses  of  any  additional  counsel  retained by it,  and  the  Fund,  the  Adviser  and  the  Distributor  will  not  be  liable  to  such  party  under  this  Agreement for any  legal  or  other  expenses  subsequently  incurred  by  such  party  independently  in  connection  with  the defense thereof  other  than  reasonable  costs  of  investigation.

(d) The  Company  agrees  promptly  to  notify  the  Fund,  the  Adviser  and  the  Distributor  of the commencement  of  any  litigation  or  proceedings  against  it  or  any  of  its  officers  or  directors  in connection with  the  issuance  or  sale  of  the  Contracts  or  the  operation  of  the  Account.

ARTICLE VIII.

Applicable Law

8.1  This  Agreement  shall  be  construed  and  the  provisions  hereof  interpreted  under  and in accordance with  the  laws  of  New  York.

8.2 This  Agreement  shall  be  subject  to  the  provisions  of  the  federal  securities  laws,  and the rules,  regulations  and  rulings  thereunder,  including  such  exemptions  from  those  statutes, rules and  regulations  as  the  SEC  may  grant  (including,  but  not  limited  to, the Mixed  and  Shared Funding Exemptive  Order)  and  the  terms  hereof  shall  be  interpreted  and  construed  in  accordance  therewith.

ARTICLE IX.

Termination

9.1 This  Agreement  shall  terminate:

(a) at  the  option  of  any  party  upon  90  days  advance  written  notice  to  the  other  parties unless otherwise  agreed  in  a  separate  written  agreement  among  the  parties;  or

(b) at  the  option  of  the  Company  if  shares  of  the  Portfolios  delineated  in  Schedule  B  are not reasonably  available  to  meet  the  requirements  of  the  Contracts  as  determined   by  the  Company;  or

(c) at  the  option  of  the  Fund  upon  institution  of  final   proceedings  against  the  Company by FINRA,  the  SEC,  the  insurance  commission  of  any  state  or  any  other  regulatory  body  regarding  the Company's duties  under  this  Agreement  that  would  have  a  material  adverse  impact  on  the  sale  of  the Contracts, the  administration  of  the  Contracts,  the  operation  of  an  Account,  or  the  purchase  of  Fund shares; or

(d) at  the  option  of  the  Company  upon  institution  of final proceedings  against  the  Fund by FINRA,  the  SEC,  or  any  state  securities  or  insurance  department  or  any  other  regulatory  body  that would have  a  material  adverse  impact  on  the  Fund;  or

(e) at  the  option  of the Company  upon  receipt  of  any  necessary  regulatory  approvals and/or the  vote  of  the  Contract  owners  having  an  interest  in  the  Account  (or  any  subaccount)  to  substitute the shares  of  another  investment  company  for  the  corresponding  Portfolio  shares  of  the  Fund  in accordance with  the  terms  of  the  Contracts  for  which  those  Portfolio  shares  had  been  selected  to  serve  as the underlying  investment  media.   The  Company  will  give  thirty  (30)  days'  prior  written  notice  to  the Fund of the date  of  any  proposed  vote  or  other  action  taken  to  replace  the  Fund's  shares;  or

(f) at  the  option  of  the  Company  or  the  Fund  upon  a  determination   by  a  majority  of  the Fund Board,  or  a  majority  of  the  disinterested  Fund  Board  members,  that  an  irreconcilable  material conflict exists  among  the  interests  of  (i)  all  Contract  owners  of  Contracts  of  all  separate  accounts,  or (ii)

the interests  of  the  Participating  Insurance  Company  investing  in  the  Fund  as  delineated  in  Article  VI  of this Agreement;  or

(g)  at  the  option  of the Company  if  the  Fund  ceases  to  qualify  as  a  Regulated  Investment Company under  Subchapter  M  of  the  Code,  or  under  any  successor  or  similar  provision,  or  if  the Company reasonably  believes  that  the  Fund  may  fail  to  so  qualify;  or

(h)  at  the  option  of  the  Company  if  the  Fund  fails  to  meet  the  diversification  requirements specified in  Article  II  hereof  or  the  Company  has  a  reasonable  expectation  that  the  Fund  will  fail  to  meet these diversification  requirements  in  the  future;  or

(i)  at  the  option  of  the  Company  if  any  of  the  Portfolio's  shares  are  not  registered,  issued,

or sold  in  accordance  with  applicable  state  and/or  federal  law;  or

G) at  the  option  of  any  party  to  this  Agreement,  upon  another  party's  material  breach  of any provision  of  this  Agreement;  or

(k) at  the  option  of  the  Company,  if  the  Company  determines  in  its  sole  judgment exercised in  good  faith,  that  either  the  Fund,  the  Adviser  or  the  Distributor  has suffered a  material  adverse change in  its  business,  operations  or  financial  condition  since  the  date  of  this  Agreement  or  is  the  subject of material  adverse  publicity  which  is  likely  to  have  a  material  adverse  impact  upon  the  business  and operations of  the  Company;  or

(1)  at  the  option  of  the  Fund,  the  Adviser  or  the  Distributor,  if  the  Fund,  the  Adviser  or

the Distributor  respectively,  shall  determine  in  its  sole  judgment  exercised  in good faith,  that  the  Company has suffered a  material  adverse  change  in  its  business,  operations  or  financial  condition  since  the  date  of this Agreement  or  is  the  subject  of  material  adverse  publicity  which  is  likely  to  have  a  material  adverse impact upon  the  business  and  operations  of  the  Fund,  the  Adviser  or  the  Distributor,  or

(m)at  the  option  of the Fund  in  the  event  any  of  the  Contracts  are  not  issued  or  sold  in accordance with  applicable  federal  and/or  state  law.  Termination  shall  be  effective  immediately  upon such occurrence  without  notice.

9.2 Notice  Requirement

(a) In  the  event  that  any  termination  of  this  Agreement  is  based  upon  the  provisions  of Article VI,  such  prior  written  notice  shall  be  given  in  advance  of  the  effective  date  of  termination  as required by  such  provisions.

(b) In  the  event  that  any  termination  of  this  Agreement  is  based  upon  the  provisions  of Sections 9.l(b)-  (d)  or  9.l(g)-  (j),  prompt  written  notice  of  the  election  to  terminate  this  Agreement  for cause shall  be  furnished  by the party terminating the  Agreement  to  the  non-terminating  parties,  with  said termination to  be  effective  upon  receipt  of  such  notice  by  the  non-terminating  parties.

(c) In  the  event  that  any  termination  of  this  Agreement  is based upon  the  provisions  of Sections 9.I (k) or  9.I  (1),  prior  written  notice  of  the  election  to  terminate  this  Agreement  for  cause  shall  be furnished by  the  party  terminating  this  Agreement  to  the  non-terminating  parties.   Such  prior  written

notice shall  be  given  by  the  party  terminating  this  Agreement  to  the  non-terminating  parties  at  least  thirty

(30) days  before  the  effective  date  of  termination.

9.3 No  Reason  Required  for  Termination.   It  is  understood  and  agreed  that  the  right  to terminate this  Agreement  pursuant  to  Section  9.1  (a)  may  be  exercised  for  any  reason  or  for  no reason.

9.4 Effect  of  Termination

(a) Notwithstanding  any  termination  pursuant  to  Section  9.1  of  this  Agreement,  the  Fund, the Adviser  and  the  Distributor  shall  continue  to  make  available  additional  shares  of  the  Fund  pursuant  to the terms  and  conditions  of  this  Agreement  for  all  Contracts  in effect on  the  effective  date  of  termination

of this  Agreement  (hereinafter  referred  to  as "Existing Contracts").   Specifically,  without  limitation,  the owners of  the  Existing  Contracts  shall  be  permitted  to  reallocate  investments  in  the  Fund,  redeem investments in  the  Fund  and/or  invest  in  the  Fund  upon  the  making  of  additional  purchase  payments  under the Existing  Contracts.   The  parties  agree  that  this  Section  9.4  shall  not  apply  to  any  terminations  under

Article VI  and  the  effect  of  such  Article  VI  terminations shall be  governed  by  Article  VI  of this

Agreement.

(b) In  the  event  of termination pursuant to  Section  9.1(b),  or  such  laws  preclude  the  use of such  shares  as  the  underlying  investment  medium  for  the  Contracts  issued  or  to  be  issued  by  the Company, and  if  through  no  fault  of  the  Company,  the  need  for  substitution  of  Fund  shares  for  the  shares of another  "registered   investment  company"  arises  out  of  this  event,  the  expenses  of  obtaining  such  an order shall  be  reimbursed  by  the  Fund.   The  Fund,  the  Adviser  and  the  Distributor  shall  cooperate  fully with the  Company  in connection with  such  application.

9.5 Surviving  Provisions.   Each  party's  obligations  under  Section  2.11  and  Article  VII will survive  and  will  not  be  affected  by  any  termination of this  Agreement.   In  addition,  with respect to  Existing  Contracts  that  hold  Fund  shares,  all  provisions  of  this  Agreement  also  will survive and  not  be  affected  by  any  termination of this  Agreement.

ARTICLE  X.

Notices

Any notice  shall  be  sufficiently  given  when  sent  by  registered  or  certified  mail  to  the  other  party at the  address  of  such  party  set  forth  below  or  at  such  other  address  as  such  party  may  from  time  to  time specify in  writing  to  the  other  party.

If to  the  Fund:

Legg Mason  Partners  Variable  Equity  Trust

125 Broad  Street  10th Floor

New York, NY  10004

Legg Mason  Partners  Variable  Income  Trust

125 Broad  Street  10th Floor

New York, NY  10004

If  to the Company:

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  1  00

West Des  Moines, lA  50266

Attn:  Bill  Lowe

If to  the  Distributor:

Legg Mason  Investor  Services,  LLC

100  First  Stamford  Place-  5th  Floor

Stamford, CT  06902

Attn: Business  Development

If to  the  Adviser:

Legg Mason  Partners  Fund  Adviser,  LLC

1 00  First  Stamford  Place  -7th Floor

Stamford, CT  06902

Attn: Robert  I.  Frenkel

ARTICLE  XI.

Information Sharing.

11.1       (a)  The  Company  agrees  to  provide  to  the  Distributor  and/or  its  designee,  upon  written request, the  taxpayer  identification  number  ("TIN"),  the  Individual/International  Taxpayer  Identification Number ("ITIN"),  or  other  government  issued  identifier  ("Gil"),  if  known,  of  any  or  all  Contract  owners of the Account.   The  Company  also  agrees  to  provide  the  number  of  shares,  dollar  value,  date,  name or other identifier  (including  broker  identification  number)  of  any  investment  professional(s)  associated  with the Contract  owner(s)  or  Account  (if  known),  and  transaction  type  (purchase,  redemption,  transfer  or exchange) of  every  purchase,  redemption,  transfer,  or  exchange  of  shares  held  through  an  account maintained by  the  Company  during  the  period  covered  by  the  request.   Unless  otherwise  specifically requested by the Distributor  or  its  designee,  the  Company  shall  only  be  required  to  provide  information relating to  Contract  owner-Initiated  transactions.   Requests  must  set  forth  a  specific  period,  generally  not to exceed  90  days  from  the  date  of  the  request,  for  which  transaction  information  is sought.  The  Fund and/or its  designee  may  request  transaction  information  older  than  90  days  from  the  date  of  the  request  as it deems  necessary  to  investigate  compliance  with  policies  established  by  the  Fund  for  the  purpose  of eliminating or  reducing  any  dilution  of  the  value  of  the  outstanding  shares  issued  by  the  Fund.

(b)         The Company  agrees  to  transmit  the  requested  information  that  is  on  its  books and records  to  the  Distributor  and/or  its  designee  promptly,  but  in  any  event  not  later  than  five  (5)  business days, or  as  otherwise  agreed  to  by  the  parties,  after  receipt  of  a  request.   If the requested  information  is  not on the  Company's  books  and  records,  the  Company  agrees  to (i) provide  or  arrange  to  provide  to  the  Fund and/or its  designee  the  requested  information  pertaining  to  Contract  owners  who  hold  accounts  with  an indirect intermediary;  or  (ii)  if  directed  by  the  Distributor,  block  further  purchases  of  Shares  from  such indirect intermediary.   In such instance,  the  Company  agrees  to  inform  the  Distributor  whether  it  plans  to perform (i)  or  (ii).   Responses  required  by  this  paragraph  must  be  communicated in writing  and  in  a  format mutually agreed  upon  by  the  parties.   To  the  extent  practicable,  the  format  for  any  transaction  information provided to  the  distributor  should  be  consistent  with  the  NSCC  Standardized  Data  Reporting  Format.   For purposes of  this  provision,  an  "indirect  intermediary"  has  the  same  meaning  as  in  SEC  Rule  22c-2  under the 1940  Act.

(c)  The  Distributor  agrees  not  to  use  the  information  received  for  marketing  or  any  other similar purpose  and  will  only  use  the  information  as  necessary  to  comply  with  the  provisions  of  Rule  22c-

2 or  to  fulfill  other  regulatory  or  legal  requirements subject to  the  privacy  provisions   of  Title  V  of  the

Gramm-Leach-Biliey  Act  (Public  Law  I06-102)  and  comparable  state  laws.

(d)  The  Company  agrees  to  execute  written  instructions  from  the  Distributor  to  restrict  or prohibit further  purchases  (including  shares  acquired  by  exchanges)  of  shares  by  a  Contract  owner  that  has been identified  by  the  Distributor  as  having  engaged  in  transactions  of  the  shares  (directly  or  indirectly through the  intermediary's  account)  that  violates  policies  established  by  the  Fund.   Unless  otherwise directed by  the  Distributor,  any  such  restrictions  or  prohibitions  shall  only  apply  to  Contract  owner initiated transactions  that  are  effected  directly  or  indirectly  through  the  Company.

(e). Instructions  must  include  the  TIN,  ITIN  or  Gil  if known, and  the  specific restriction(s) to  be  executed,  including  how  long  the  restriction(s)  is(are)  to  remain  in  place.   If  the  TIN, ITIN or  Gil  is  not  known,  the  instructions  must  include  an  equivalent  identifying  number  of  the  Contract owner(s) or  account(s)  or  other  agreed  upon  information  to  which  the  instruction  relates.

(f).         The Company  agrees  to  execute  instruction  as  soon  as  practicable,  but  not  later than five  (5)  business  days,  or  as  otherwise  agreed  to  by  the  parties,  after  receipt  of  the  instructions  by  the intermediary.

(g)  The  Company  must  provide  written  confirmation  to  the  Distributor  that  instructions have been  executed.   The  Company  agrees  to  provide  confirmation  as  soon  as  reasonably  practicable,  but not later  than  ten  (1  0)  business  days  after  the  instructions  have  been  executed.

(h)  The  provisions  of  this  Article  11  shall  survive  termination  of  this  Agreement  for  at least 60  days  after  the  termination  date.

ARTICLE  XII.

Miscellaneous

12.1 The  captions  in  this  Agreement  are  included  for  convenience  of  reference  only and in  no  way  define  or  delineate  any  of  the  provisions  hereof  or  otherwise  affect  their construction or  effect.

12.2  This  Agreement  may  be  executed  simultaneously  in  two  or  more  counterparts, each of  which  taken  together  shall  constitute  one  and  the  same  instrument.

12.3  If  any  provision  of  this  Agreement  shall  be  held  or  made  invalid  by  a  court decision, statute,  rule  or  otherwise,  the  remainder  of  the  Agreement  shall  not  be  affected thereby.

12.4  Each  party  hereto  shall  cooperate  with  each  other  party  and  all  appropriate governmental authorities  (including  without  limitation  the  SEC,  FINRA  and  state  insurance regulators) and  shall  permit  such  authorities  reasonable  access  to  its  books  and  records  in connection with  any  investigation  or  inquiry  relating  to  this  Agreement  or  the  transactions contemplated hereby.

12.5   The  rights,  remedies  and  obligations  contained  in  this  Agreement  are  cumulative and are  in  addition  to  any  and  all  rights,  remedies  and  obligations,  at  law  or  in  equity,  which  the parties hereto  are  entitled  to  under  state  and  federal  laws.

12.6   Each  party  will  keep  confidential  any  information  acquired  as  a  result  of  this Agreement regarding  the  business  and  affairs  of  the  other  parties  to  this  Agreement  and  their affiliates.

12.7   Subject  to  the  requirements  of  legal  process  and  regulatory  authority,  each  party hereto shall  treat  as  confidential  the  names  and  address  of  owners  of  the  Contracts  and  all information reasonably  identified  as  confidential  in  writing  by  any  other  party  hereto  and, except as  permitted  by  this  Agreement  in  order  to  carry  out  the  specified  purposes  specified herein, shall  not  disclose,  disseminate  or  utilize  such  names  and  addresses  and  other  confidential information until  such  time  as  it  may  come  into  public  domain  without  express  written  consent

of the  affected  party.   In  addition,  each  party  shall  adopt  policies  and  procedures  that  address administrative, technical  and  physical  safeguards  for  the  protection  of  such  customer  records.

12.8   Each  party  will  comply  with  all  applicable  laws  and  regulations  aimed  at preventing, detecting,  and  reporting  money  laundering  and  suspicious  transactions.   To  the extent required  by  applicable  regulation  and  generally  accepted  industry  practices,  each  party shall take  all  necessary  and  appropriate  steps  to:  (i) obtain,  verify,  and  retain  information  with regard to  contract  owner  identification,  and  (ii)  maintain  records  of  all  contract  owner transactions.  The  Company  will  (but  only  to  the  extent  consistent  with  applicable  law)  take  all steps necessary  and  appropriate  to  provide  the  Fund  with  any  requested  information  about

Contract owners  and  their  accounts  in  the  event  that  the  Fund  shall  request  such  information  due to an  inquiry  or  investigation  by  any  law  enforcement,  regulatory,  or  administrative  authority.

To the  extent  permitted  by  applicable  law  and  regulations,  the  Company  will  notify  the  Fund  of any concerns  that  the  Company  may  have  in  connection  with  any  Contract  owners  in  the  context of relevant  anti-money  laundering  laws  or  regulations.

12.9   The  Fund  agrees  to  consult  with  the  Company  concerning  whether  any  Portfolio of the  Fund  qualifies  to  provide  a  foreign  tax  credit  pursuant  to  Section  853  of  the  Code.

ARTICLE XIII

Termination of  prior  agreements

13.1       This  Agreement  supersedes  all  prior  agreements  among  the  parties  or  their predecessor entities  with  respect  to  the  subject  matter  of  this  agreement.   The  parties  agree  that  all such prior  agreements  are  hereby  terminated  in  their  entirety.

IN WITNESS  WHEREOF,  each  of  the  parties  hereto  has  caused  this  Agreement  to  be  executed  in  its name and  on  its  behalf  by  its  duly  authorized  representative  and  its  seal  to  be  hereunder  affixed  hereto  as of  the date specified  below.

Company:

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By: /s/ William Lowe

Name: William Lowe

Title: President

Date: 1/16/12

Fund:

LEGG MASON  PARTNERS  VARIABLE  EQUITY  TRUST

By its  authorized  officer:

By: /s/ R.J. Gerken

Name: R. J. Gerken

Title: Chairman,  Mutual  Fund  Boards

Date:           1/9/12

Fund:

LEGG MASON  PARTNERS  VARIABLE  INCOME  TRUST

By its  authorized  officer:

By: /s/ R.J. Gerken

Name: R. J. Gerken

Title: Chairman,  Mutual  Fund  Boards

Date:    1/9/12Adviser:

LEGG MASON  PARTNERS  FUND  ADVISER,  LLC By its authorized  officer:

By: /s/ R.J. Gerken

Name: R. J. Gerken

Title: Chairman,   Mutual Fund  Boards

Date : 1/9/12

Distributor:

LEGG MASON  INVESTOR  SERVICES,  LLC By its  authorized  officer:

By:  /s/ Michael P. Mattera

Name: Michael P. Mattera

Title:  Director

Date:  1/6/12

Schedule A

Separate Accounts  and  Associated  Products

Separate Accounts	Products
Midland National Life Insurance Company Separate Account C	LiveWell Variable Annuity

SCHEDULED

PORTFOLIOS AVAILABLE  UNDER  THE  CONTRACTS

Trust Name	Fund Name/Class	CUSIP
Legg Mason Partners Variable Equity Trust	Legg Mason ClearBridge Variable Mid Cap_Core Portfolio/Class II	52467X856
Legg Mason Partners Variable Equity Trust	Legg Mason Dynamic Multi-Strategy VIT Portfolio/Class II	52467M785
Legg Mason Partners Variable Income Trust	Legg Mason Western Asset Variable Global High Yield Bond Portfolio/Class II	52467K821

24(b)(8)(q)	Participation agreement between Midland National Life Insurance Company and Pioneer Funds.

PARTICIPATION AGREEMENT AMONG

PIONEER VARIABLE CONTRACTS  TRUST,

MIDLAND NATIONAL  LIFE  INSURANCE  COMPANY PIONEER INVESTMENT  MANAGEMENT,  INC.

AND

PIONEER FUNDS DISTRIBUTOR,  INC.

TIIIS AGREEMENT,  made  and  entered  into  this  December2011,  by  and  among  PIONEER VARIABLE CONTRACTS  TRUST,  a  Delaware  business  trust  (the  "Trust"),  MIDLAND  NATIONAL LIFE INSURANCE  COMPANY,  an  Iowa  Life  insurance  company  (the  "Company")  on  its  own  behalf  and on behalf  of  each  of  the  segregated  asset  accounts  of the Company  set  forth  in  Schedule  A  hereto,  as  may  be amended from  time  to   time   (the  "Accounts"),   PIONEER  INVESTMENT  MANAGEMENT,  INC.,  a Delaware corporation  ("PIM")   and   PIONEER  FUNDS  DISTRIBUTOR,  INC.  ("PFD"),   a   corporation organized under  the  laws  of  The  Commonwealth  of  Massachusetts.    PIM  and  PFD  are  members  of  the UniCredit banking  group,  register  of  banking  groups.

WHEREAS, the  Trust  is  registered  as  an  open-end  management  investment  company  under  the Investment Company  Act  of  1940,  as  amended  (the  "1940  Act"),  and  its  shares  are  registered  or  will  be registered under  the Securities Act  of  1933,  as  amended  (the  "1933  Act'');

WHEREAS, shares  of  beneficial   interest  of  the  Trust  are  divided  into  several  series  and  classes  of shares, each  series  being designated a  "Portfolio"  and  representing  an  interest  in  a  particular  managed  pool of securities and  other  assets;

WHEREAS, the  Trust  is  available  to  act as the investment  vehicle  for  separate  accounts  established for variable  life  insurance policies and/or  variable  annuity  contracts to be  offered  by  insurance  companies, including the  Company,  which  have  entered  into  participation  agreements  with  the  Trust  (the  "Participating Insurance Companies");

WHEREAS, the Trust  has  obtained  an  order  from  the  Securities  and  Exchange  Commission  (the "SEC"), dated  July  9,  1997  (File  No.  812-10494)  (the  "Mixed  and  Shared  Funding  Exemptive  Order") granting Participating  Insurance Companies and  variable  annuity  and  variable  life  insurance  separate accounts exemptions  from  the  provisions  of  Sections  9(a),  13(a);  15(a)  and  15(b)  of  the  1940  Act  and  Rules

6e-2(b)(15) and  6e-3(T)(b)(15)  thereunder,  to  the  extent  necessary  to  permit  shares  of  the  Trust  to  be  sold  to and held  by  variable  annuity  and  variable  life  insurance  companies  that  may  or  may  not  be  affiliated  with one another  and  qualified  pension  and  retirement  plans  ("Qualified  Plans");

WHEREAS, PIM  is duly registered  as  an investment adviser under  the  Investment  Advisers Act of

1940, as  amended,  and  any  applicable  state  securities  law,  and  is the Trust's  investment  adviser;

WHEREAS, the  Company will issue  certain  variable  annuity  and/or  variable  life  insurance contracts (individually,  the  "Contract"  or,  collectively,  the  "Contracts")  which,  if  required  by  applicable law, will  be  registered  under  the  1933  Act;

WHEREAS,  the   Accounts   are   duly   organized,   validly   existing   segregated   asset   accounts, established  by   resolution   of   the   Board   of   Directors  of   the   Company,  to   set   aside   and   invest   assets attributable to  the  aforesaid  variable  annuity and/or variable  life  insurance  contracts  that  are  allocated  to  the Accounts (the  Contracts  and  the  Accounts  covered  by  this  Agreement,  and  each  corresponding  Portfolio covered by  this  Agreement  in  which  the  Accounts  may  invest, is specified  in  Schedule  A  attached  hereto  as may be  modified  from  time  to  time);

WHEREAS, the  Company  has  registered  or  will  register  the  Accounts  as  unit  investment  trusts under the  1940  Act  (unless  exempt  therefrom);

WHEREAS, the  Portfolios  offered  by  the  Trust  to  the  Company  and  the  Accounts  are  set  forth  on

Schedule A  attached  hereto;

WHEREAS, PFD  is  registered  as  a  broker-dealer  with  the  Securities  and  Exchange  Commission (the "SEC") under the  Securities  Exchange  Act  of  1934,  as  amended  (hereinafter  the  "1934  Act"),  and  is  a member in  good  standing  of  the  Financial  Industry  Regulatory  Authority  (the  "FINRA")  and  is  authorized to sell  shares  of  the  Portfolios to unit  investment  trusts  such  as  the  Accounts;

WHEREAS, Sammons  Financial  Network,  LLC.  ("Policy  Underwriter''),  the  underwriter  for  the variable annuity  and  the  variable  life  policies,  is  registered  as  a  broker-dealer  with  the  SEC  under  the  1934

Act and is a  member  in  good  standing  ofFINRA;  and

WHEREAS, to  the  extent  permitted  by  applicable  insurance  laws  and  regulations,  the  Company intends to  purchase  shares  in  one  or  more  of  the  Portfolios  specified  in  Schedule  A  attached  hereto  (the "Shares" on  behalf  of  the  Accounts  to  fund  the  Contracts,  and  PFD  intends  to  sell  such  Shares  to  the Accounts at  net  asset value;

NOW, THEREFORE,  in  consideration  of  their  mutual  promises,  the  Trust,  PIM,  PFD  and  the

Company agree  as  follows:

ARTICLE I.  SALE  OF  TRUST  SHARES

1.1.      PFD  and  the   Company  agree   to   provide  pricing  information,  execute  orders  and  wire payments for  purchases  and  redemptions  of  Fund  shares  as  set  forth  in  this  Article  I  until  such  time as they  mutually  agree  to  utilize  the  National  Securities  Clearing  Corporation  (''NSCC").    Upon such mutual  agreement,  PFD  and  the  Company  agree  to  provide  pricing  information,  execute orders and wire  payments  for  purchases  and  redemptions  of  Fund  shares  through  NSCC  and  its  subsidiary systems as  set  forth  in Exhibit I.

1.2       PFD  agrees  to  sell  to  the  Company  those  Shares  which  the  Accounts  order  in  accordance with the  terms of this  Agreement  (based  on  orders  placed  by  Contract  owners  or  participants  on  that Business Day,  as  defined  below)  and  which  are  available  for  purchase  by  such  Accounts.    Each such order  will  be  executed  on  a  daily  basis  at  the  net  asset  value  next  computed  after  receipt  by  the Trust or  its  designee of the  order  for  the  Shares.  For  purposes  of  this  Section  1.2,  the  Company  shall be the  designee  of  the  Trust  for  receipt  of  such  orders  from  Contract  owners  or  participants  and receipt by  such  designee  shall  constitute  receipt  by the Trust;  provided  that  the  Trust  or  its  designee receives written  (or  facsimile)  notice  of  such  orders  by  the  time  the  Trust  ordinarily  calculates  its net asset  value  as  described  from  time  to  time  in  the  Trust's   prospectus  (which  as  of  the  date  of  this Agreement is  4:00p.m.  New  York  time  on  such  Business  Day.  "Business  Day"  shall  mean  any day on which  the  New  York  Stock  Exchange,  Inc.  (the  "NYSE")  is  open  for  trading  and  on  which  the

2

Trust calculates  its  net  asset  value  pursuant  to  the  rules  of  the SEC.  The  Company  agrees  to  place orders to  purchase  Shares  for  any  Business  Day,  by  9:00am  the  following  Business  Day.

1.3.      PFD  agrees  to  make  the  Shares  available  for  purchase  at  the  applicable  net  asset  value  per share by  the  Company and the  Accounts  on  those  days  on  which  the  Trust  calculates  its  net  asset value in  accordance  with  the  rules  of  the  SEC.    Notwithstanding  the  foregoing,  the  Board  of Trustees of  the  Trust  (the  "Board")  may  refuse  to  sell  any  Shares  to  the  Company  and  the  Accounts, or suspend  or  terminate  the  offering of the  Shares  to  the  Company  and  the  Accounts  if  such  action is required  by  law  or  by  regulatory  authorities  having  jurisdiction  over  PIM,  PFD  or  the  Trust  or  is, in the  sole  discretion  of  the  Board  acting  in  good  faith  and  in  light  of  its  fiduciary  duties  under federal and  any  applicable  state  laws,  in  the  best  interest  of  the  Shareholders  of  such  Portfolio.

1.4.      The  Trust  and  PFD  will  sell  Trust  shares  only  to  Participating  Insurance  Companies  and Qualified Plans  which  have  agreed  to participate in  the  Trust to fund  their  Separate  Accounts  and/or Qualified Plans  all  in  accordance  with  the  requirement  of  Section  817(h)  of  the Internal Revenue Code, as  amended  (the  "Code")  and  the  TreaSury  regulations  thereunder.  The  Company  will  not resell the  Shares  except  to  the  Trust or its agents.

1.5.        The Trust  agrees,  upon  the  Company's  request,  to  redeem  for  cash,  any  full  or  fractional Shares held  by  the  Accounts  (based  on  orders  placed  by  Contract  owners  on  that  Business  Day). Each such  redemption  request  shall  be  executed on a   daily  basis  at   the  net   asset  value  next computed after  receipt  by  the  Trust  or  its  designee  of  the  request  for  redemption.   For  purposes  of this Section  1.5,  the Company  shall  be   the  designee of   the  Trust   for  receipt   of  requests  for redemption from  Contract  owners  or  participants  and  receipt  by  such  designee  shall  constitute receipt by  the  Trust;  provided  that  the  Trust  or  its  designee  receives  written  (or  facsimile)  notice  of such request  for  redemption  by  the  time   the  Trust  ordinarily  calculates  its  net  asset  value  as described from  time  to  time  in  the  Trust's   prospectus  (which  as  of  the  date  of  this  Agreement is

4:00p.m. New  York  time  on  such  Business  Day).  The  Company  agrees  to  place  orders  to  redeem

Shares for  any  Business  Day,  by  9:00am  the  following  Business  Day.

1.6.      Each  purchase,  redemption  and  exchange  order  placed  by  the  Company  shall  be  placed separately for  each  Portfolio  and  shall  not  be  netted  with  respect  to  any  Portfolio.   However,  with respect to payment  of  the  purchase  price  by  the  Company  and  of  redemption  proceeds  by  the  Trust, the Company  and  the  Trust  shall  net  purchase  and  redemption  orders  with  respect to each  Portfolio and shall  transmit  one  net  payment  for  all  ofthe  Portfolios  in  accordance  with  Section  1.7  hereof.

1.7.      In  the  event  of  net  purchases,  the  Company  shall  pay  for  the  Shares  by  11:00  a.m.  New York time  on  the  next  Business  Day  after  an  order  to  purchase the Shares  is  made  in  accordance with the  provisions  of  Section  1.2.  hereof.    Company  shall  transmit  all  such  payments  in  federal funds by  wire.   If  payment  in  federal  funds  for  any  purchase  is  not  received  or  is  received  by  the Trust after  11:00  a.m.  on  such  Business  Day,  the  Company  shall  promptly,  upon  the  Trust's request, reimburse  the  Trust  for  any  charges,  costs, fees, interest  or  other expenses incurred  by  the Trust in  connection with any  advances to, or borrowings  or  overdrafts  by,  the  Trust,  or  any  similar expenses (including  the  cost  of  and  any  loss  incurred  by  the  Trust  in  unwinding any purchase  of securities by  the  Trust)  incurred  by  the  Trust   as  a  result  of  portfolio  transactions  effected  by  the Trust based  upon  such  purchase  request.   In  the  event  of  net  redemptions,  the  Trust  ordinarily  shall pay and  transmit  the  proceeds  of  redemptions  of  Shares  by  11:00  a.m.  New  York  time  on  the  next Business Day  after  a  redemption  order  is  received  from  the  Company in accordance  with  Section

1.5. hereof,  although  the  Trust  reserves  the  right  to  postpone  the  date  of  payment  or  satisfaction upon redemption consistent with  Section  22(e)  of  the  1940  Act  and  any  rules  promulgated thereunder. Payments  for  net  redemptions  shall  be  in  federal  funds  transmitted  by  wire.

1.8.       Issuance  and  transfer  of  the  Shares  will  be  by  book  entry  only.    Stock  certificates will not be issued  to  the  Company  or  the  Accounts.   The  Shares  ordered  from  the  Trust  will  be  recorded  in an appropriate  title  for  the  Accounts  or  the  appropriate  subaccounts  of  the  Accounts.

1.9.       The  Trust  shall  furnish  notice  (by  wire  or  telephone,  followed  by  written  confirmation) no later than  7:00p.m.  New  York  time  on  the  ex-dividend date to  the  Company of any  dividends  or capital gain  distributions  payable  on  the  Shares.   The  Company  hereby  elects  to receive all  such dividends and distributions as are  payable  in  cash  or  Shares on a  Portfolio's  Shares in additional Shares  of  that  Portfolio.    The Trust  shall  notify   the  Company   by  the  end  of  the  next  following Business Day  of  the  number  of  Shares  so  issued  as  payment  of  such  dividends  and  distributions.

1.10.      The   Trust   or  its   custodian   shall   make   the   net   asset   value   per   share   for   each   Portfolio available to  the  Company  on  each  Business  Day  as  soon  as  reasonably   practical  after  the  net  asset value per  share  is  calculated   and  shall  use  its  best  efforts  to  make  such  net  asset  value  per  share available by  6:00p.m.  New  York  time.   In  the  event  of  an  error  in  the  computation  of  a  Portfolio's net asset  value  per  share  (''NAV")  or  any  dividend   or  capital   gain   distribution   (each,  a  "pricing error"),  PIM  or  the  Trust  shall  notify  the  Company   as  soon  as  possible  after  the  discovery  of  the error.   Such  notification   may  be  verbal,  but  shall  be  confirmed   promptly  in  writing  in  accordance with  Article   Xll   of   this  Agreement.     A  pricing   error   shall   be   corrected   in  accordance   with   the Trust's internal  policies  and  procedures.    If  an  adjustment   is  necessary   to  correct  a  material  error that occurred  through  no  fault  of  the  Company  and  such  adjustment  has  caused  Contract  owners  to receive  less  than   the   number   of  Shares   or  redemption  proceeds   to   which   they  are   entitled,   the number of  Shares  of  the  applicable  Account  will  be  adjusted  and  the  amount  of  any  underpayments will be  paid  by  the  Trust  or  PIM  to  the  Company   for  crediting   of  such  amounts  to  the  Contract owners' accounts.     Upon   notification   by  PIM   of  any   overpayment   due   to   a  material   error,   the Company  shall  promptly  remit  to  the  Trust  or  PIM,  as  appropriate,  any  overpayment   that  has  not been  paid  to  Contract   owner;  however,   PIM  acknowledges   that  the  Company   does  not  intend  to seek  additional   payments   from   any  Contract   owner   who,   because   of   a  pricing   error,   may  have underpaid for  units  of  interest  credited  to  his/her  account.  The  costs  of  correcting  such  adjustments shall be  borne  by  the  Trust  or  PIM  unless  the  Company  is  at  fault  in  which  case  such  costs  shall  be borne by  the  Company.

ARTICLE D.   CERTAIN  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS_

2.1.       The  Company  represents  and  warrants  that  the  Contracts  are  or  will  be  registered  under  the

1933 Act  or  are  exempt  from  or  not  subject  to  registration  thereunder,  and  that  the  Contracts  will  be issued,  sold,  and  distributed   in   compliance   in  all  material   respects   with   all  applicable   state   and federal  laws,  including   without   limitation   the  1933   Act,   the  1934   Act,  and  the  1940   Act.    The Company further  represents  and  warrants  that  it  (i)  is  an  insurance  company  duly  organized  and  in good  standing   under  applicable   law;    (ii) has  legally   and   validly   established   each   Account   as  a segregated  asset  account  under  applicable  law;   (iii)  has  registered  or,  prior  to  any  issuance  or  sale of  the   Contracts,   will   register   the   Accounts   as   unit   investment   trusts   in   accordance   with   the provisions  of  the  1940  Act  (unless  exempt  therefrom)  to  serve  as  segregated   investment   accounts for  the   Contracts,   and   (iv)   will   maintain   such   registration   for   so   long   as   any   Contracts   are outstanding.    The  Company   shall   amend   the  registration   statements   under  the 1933   Act  for   the Contracts and  the  registration  statements   under  the  1940  Act  for  the  Accounts  from  time  to  time  as required in  order  to  effect  the  continuous  offering  of  the  Contracts  or  as  may  otherwise  be  required by applicable   law.    The  Company   shall  register   and  qualify  the  Contracts   for  sales  in  accordance with the  securities   laws  of  the  various   states   only  if  and  to  the  extent   deemed   necessary   by  the

Company.  At  the  time  the  Company  is  required  to  deliver  the  Trust's   prospectus  or  statement  of additional information  to  a  purchaser  of  Shares  in  accordance  with  the  requirements  of  federal  or state securities  laws,  the  Company  shall  distribute  to  such  Contract  purchasers  the  then  current Trust prospectus,  as  supplemented.

2.2.       The  Company  represents  and  warrants  that  the  Contracts  are  currently  and  at  the  time  of issuance will  be  treated  as  life  insurance,  endowment  or  annuity  contracts under applicable provisions of  the  Code, that it  will  maintain  such  treatment  and  that  it  will  notify  the  Trust  or  PIM immediately upon  having a reasonable  basis  for  believing  that  the  Contracts  have  ceased  to  be  so treated or  that  they  might  not  be  so  treated  in  the  future.

2.3.       The  Company  represents  and  warrants  that  Policy  Underwriter,  the  underwriter  for  the

:individual variable  annuity  contracts  and  the  variable  life  policies,  is  a  member  in  good  standing  of

FINRA and  is  a  registered  broker-dealer  with  the  SEC.  The  Company  represents  and  warrants  that the Company  and  Policy  Underwriter  will  sell  and distribute such  contracts  and  policies  in accordance in  all  material  respects  with  all  applicable  state  and  federal  securities  laws,  including without limitation  the  1933  Act,  the  1934  Act,  and  the  1940  Act  and  state  insurance  law  suitability requirements.

2.4.       The Trust represents  and  warrants  that  the  Shares  sold  pursuant  to  this  Agreement  shall  be registered  under  the   1933  Act, duly   authorized  for  issuance  in   compliance  with   the   laws  of Delaware and  that  the  Trust  is  and  shall  remain  registered  under  the  1940  Act.  The  Trust  shall amend the  registration  statement  for  its  Shares  under the 1933  Act  and  the  1940  Act  from  time  to time as  required  in  order  to  effect  the  continuous  offering  of  its  Shares.  The Trust shall register and qualify the Shares for sale  in  accordance  with  the  laws  of  the  various states only  if  and  to  the  extent deemed necessary by  the  Trust.  In  addition,  to  the extent that  the  Trust  makes  available  Summary Prospectuses, the  Trust  will  comply  with  the  requirements  of  Rule  498  under  the  1933  Act,  as applicable, in  connection  with  the  offer  and sale of  the  Shares  and  will  maintain  a  website  that  is  in compliance with  the  Rule  such  that  the  Trust  may  be  permitted  to  deliver  summary  prospectuses  in lieu of   statutory  prospectuses.    The   Company  represents  and   warrants  that  it   will  respond  to requests for  additional  Fund  documents  made  directly  by  Contract  owners to the  Company  or  its affiliates in  compliance  with  Rule  498.

2.5.       The  Trust  represents  that  it  is  lawfully  organized  and  validly  existing under the  laws  of  the State of  Delaware.   The Trust further  represents that it  has  adopted  a  plan  pursuant  to  Rule  12b-1 under the  1940  Act  and  imposes  an  asset-based  charge  to  finance  its  distribution  expenses  with respect to  the  Class  11  shares  of  certain  of  the  Trust's  Portfolios  as  permitted  by  applicable  law  and regulation.

2.6.       PFD  represents  and  warrants  that  it   is  a  member  in   good  standing  of  FINRA  and  is registered as  a  broker-dealer  with  the  SEC.  PFD  represents  that  it  will  sell  and  distribute  the  Shares in accordance  in  all  material  respects  with  all  applicable  state  and  federal  securities  laws, including without limitation  the  1933  Act,  the  1934  Act,  and  the  1940  Act.

2.7.         PIM represents  and  warrants  that  it  is  and  shall  remain  duly  registered  as  an  investment adviser under the  Investment  Advisers  Act  of  1940,  as  amended.

2.8.      No  less  frequently  than  annually,  the  Company  shall  submit  to  the  Board  such  reports, material or  data  as  the  Board  may  reasonably  request so that  it  may  carry  out  fully  the  obligations imposed upon  it  by  the  conditions contained in  the  Mixed  and  Shared  Funding  Exemptive  Order pursuant to  which  the  SEC  has  granted  exemptive  relief  to  permit  mixed  and  shared  funding.

2.9.       The   Company   represents   and   warrants,   for   purposes   other   than   diversification    under Section 817  of  the  Code,  that  the  Contracts  are  currently  at  the  time  of  issuance  and,  assuming  the Trust meets  the  requirements  of  Article  VI, will be  treated  as  annuity  contracts  under  applicable provisions of  the  Code,  and  that  it  will  make  every  effort  to  maintain  such  treatment  and  that  it  will notify the  Trust,  PFD  and  PIM  immediately   upon  having  a  reasonable   basis  for  believing  that  the Contracts have  ceased  to  be  so  treated  or  that  they  might  not  be  so  treated  in  the  future.   In  addition, the Company  represents   and  warrants  that  each  Account   is  a  "segregated   asset  account"  and  that interests in  the  Account  are  offered  exclusively  through  the  purchase  of  or  transfer  into  a  ''variable contract" within  the  meaning  of such terms  under  Section  817  of the Code  and  the  regulations thereunder.  The  Company  will  use  every  effort  to  continue  to  meet  such  definitional  requirements, and it  will  notify  the  Trust,  PFD  and  PIM  immediately  upon  having  a  reasonable  basis  for  believing that such  requirements   have  ceased   to  be  met  or  that  they  might  not  be  met  in  the  future.    The Company represents   and  warrants   that  it  will  not  purchase  Trust  shares  with  assets  derived  from tax-qualified retirement   plans  except,  indirectly,   through   Contracts   purchased   in  connection   with such plans.   The  Company  will  comply  with  the  requirements   of  Rule  498  under  the  1933  Act  in connection with  the  delivery  of  summary  prospectuses  for  the  Shares.

ARTICLE ill.  PROSPECTUS  AND  PROXY  STATEMENTS;  VOTING

3.1.        At least  annually,  the  Trust  or  its  designee  shall  provide  the  Company,  free  of  charge,  with as  many   copies   of   the   current   prospectus   (describing   only   the   Portfolios   listed   in   Schedule   A hereto) for  the  Shares  as  the  Company  may  reasonably  request  for  distribution  to  existing  Contract owners whose  Contracts   are  funded  by  such  Shares.    The  Trust  or  its  designee  sh11ll  provide  the Company, at  the  Company's  expense,  with  as  many  copies  of  the  current  prospectus  for  the  Shares as the  Company  may  reasonably  request for  distribution  to  prospective  purchasers  of  Contracts.   If requested   by   the   Company    in   lieu    thereof,    the   Trust    or    its   designee    shall    provide    such documentation  (including   a  "camera   ready"  copy  of  the  new  prospectus   as  set  in  type  or,  at  the request of  the  Company,  as  a  diskette  in  the  form  sent  to  the  financial  printer)  and  other  assistance as is  reasonably  necessary  in  order  for  the  parties  hereto  once  each  year  (or  more  frequently  if  the prospectus for  the  Shares  is  supplemented  or  amended)  to  have  the  prospectus  for  the  Contracts  and the prospectus  for  the  Shares  printed  together  in  one  document;  the  expenses  of  such  printing  to  be apportioned between  (a)  the  Company  and  (b)  the  Trust  or  its  designee  in  proportion  to  the  number of pages  of  the  Contract  and  Shares'  prospectuses,  taking  account  of  other  relevant  factors  affecting the expense  of  printing,  such  as  covers,  columns,  graphs  and  charts;  the Trust or  its  designee  to  bear the cost  of  printing  the  Trust's  prospectus  portion  of  such  document   for  distribution   to  owners  of existing  Contracts   funded   by  the  Shares  and  the  Company   to  bear  the  expenses   of  printing   the portion of  such document  relating  to  the  Accounts;  provided,  however,  that  the  Company  shall  bear all  printing   expenses   of   such   combined   documents   where   used   for   distribution    to   prospective purchasers or  to  owners   of   existing   Contracts   not   funded   by  the Shares.   In the event   that   the Company  requests   that   the   Trust   or   its  designee   provides   the   Trust's   prospectus   in   a  "camera ready," diskette  format  or other  mutually  agreed   upon  format,   the  Trust  shall   be  responsible   for providing the  prospectus  in  the  format  in  which  it  or  PIM  is  accustomed  to  formatting  prospectuses and shall  bear  the  expense  of  providing  the  prospectus  in  such  format  (e.g.,  typesetting  expenses), and the  Company  shall  bear  the  expense  of  adjusting  or  changing  the  format  to  conform  with  any  of its   prospectuses,    subject    to    PIM's    approval    which    shall    not    be    unreasonably    withheld. Notwithstanding the  foregoing,  the  Trust  shall  also  provide  the  Company,  at  the  Trust's  expense, no less frequently  than  annually,  copies  of  the  Portfolios  prospectuses   in  PDF  format  for  use  on  the Company's and/or  affiliated  producer's   websites.

3.2.      The  prospectus  for  the  Shares  shall  state  that  the  statement  of  additional  information  for  the Shares is  available  from  the  Trust  or  its  designee.   The  Trust  or  its  designee,  at  its  expense,  shall print and  provide  such  statement  of  additional  information  to  the  Company  (or  a  master  of  such statement suitable  for  duplication  by  the  Company)  for  distribution to any  owner  of  a  Contract funded by  the  Shares.   The  Trust  shall  also  provide  such  statement  of  additional information to  the Company in  a  mutually  agreed  upon  electronic  format.  The  Trust  or  its  designee,  at  the  Company's expense, shall  print  and  provide  such  statement  to  the  Company  (or  a  master  of  such  statement suitable for  duplication  by  the  Company)  for  distribution  to  a  prospective purchaser who  requests such statement  or  to  an  owner  of  a Contract not  funded  by  the  Shares.

3.3.       The  Trust  or  its  designee  shall  provide  the  Company  free  of  charge,  if  and  to  the  extent applicable to  the  Shares,  copies  of  the  Trust's  proxy  materials,  reports  to  Shareholders  and  other communications to  Shareholders  in  such  quantity as the  Company shall reasonably  require  for distribution to  Contract  owners.   The  cost  of  distributing  such  documents  shall  be  borne  by  the Trust or  its designee.

3.4        The  Trust   or   PIM   will   provide  the  Company   with   as   much   notice   as   is   reasonably practicable of  any  proxy  solicitation  for  any  Portfolio,  and  of  any  material  change  in  the  Trust's registration statement, particularly any  change  resulting  in  change  to  the  registration  statement  or prospectus or  statement  of  additional information for  any  Account.    The  Trust  and  PIM  will cooperate with  the  Company  so  as  to  enable  the  Company  to  solicit  proxies  from  Contract  owners or to  make  changes  to  its  prospectus,  statement  of  additional  information  or  registration  statement, in an  orderly  manner.   The  Trust  and  PIM  will  make  reasonable  efforts  to  attempt  to  have  changes affecting Contract  prospectuses  become effective simultaneously  with  the  annual  updates  for  such prospectuses.

3.5.      The   Trust   hereby   notifies  the  Company  that   it   may  be   appropriate  to   include  in   the prospectus pursuant  to  which  a  Contract  is  offered  disclosure  regarding  the  potential  risks  of  mixed and shared funding.

3.6.       If  and  to  the  extent  required  by  Section  12(d)(l)(E)(iii)(aa)  of  the  1940  Act  or  Rule  6e-2 or Rule 6e-3(n  thereunder,  or  other  applicable law, whenever  the  Trust  shall  have  a  meeting  of shareholders of  any Portfolio or class  of  Shares,  the  Company  shall:

(a)          solicit voting  instructions  from  Contract  owners;

(b)         vote the  Shares  held  in  each  Account  in  accordance  with  instructions  received  from

Contract owners;  and

(c)        vote   the   Shares   held   in   each   Account  for  which   it  has  not   received   timely instructions in  the  same  proportion as it  votes  the  Shares of such  Portfolio  or  class for which  it  has  received  timely  instructions;

(d)        vote  any  Shares  held  in  its  general  account  in  the  same  proportion  as  it  votes the applicable  Shares   held   by   the   Accounts   for   which   it   has   received   timely instructions.

Except with  respect  to  matters  as to which  the  Company  has  the  right  under  Rule  6e-2  and  Rule  6e-

3(T) under  the  1940  Act  to  vote  Shares  without  regard  to  voting  instructions  from  variable  contract owners the  Company  will  in  no  way  recommend action in  connection with or  oppose  or  interfere with the  solicitation  of  proxies  for  the  Shares  held  for  such  Contract  owners.    The  Company

reserves the  right  to  vote  shares  held  in  any  segregated  asset  account  in  its  own  right,  to  the  extent permitted by  law.   Participating  Insurance  Companies  shall be responsible for assuring  that  each  of their separate  accounts  holding Shares calculates  voting  privileges  in  the  manner  required  by  the Mixed and  Shared  Funding  Exemptive  Order.   The  Trust  and  PIM  will  notify  the  Company  of  any changes of interpretations or  amendments  to  the  Mixed  and  Shared  Funding  Exemptive  Order.

ARTICLE IV.  SALES  MATERIAL  AND  INFORMATION_

4.1.       The  Company  shall  furnish,  or  shall  cause  to  be  furnished,  to  PFD  or  its  designee,  each piece of  sales  literature  or other promotional  material  in  which  the  Trust,  PIM,  any other investment adviser to  the  Trust,  or  any  affiliate  of  PIM  are  named,  at  least  five  (5)  Business  Days  prior  to  its use.  No  such  material  shall  be  used  if  PFD  or  its  designee reasonably objects  to  such  use  within five (5)  Business  Days  after  receipt of such  material.  PFD  or  its  designee  shall  notify  the  Company within five  (5)  Business  Days  of  receipt of its  approval  or disapproval of  such  materials.

4.2.       The  Company  shall  not  make  any  representation  on  behalf  of  the  Trust,  PIM,  any  other investment adviser  to  the  Trust  or any affiliate of  PIM  and  shall  not  give  any  information  on  behalf of the  Trust,  PIM,  any  other  investment  adviser  to  the  Trust,  or  any  affiliate  of  PIM  or  concerning the Trust  or  any  other  such  entity  in  connection  with  the  sale  of  the  Contracts  other  than  the information contained  in  the  registration  statement, prospectus or  statement  of  additional information for  the  Shares,  as  such  registration  statement,  prospectus and statement  of  additional information may be  amended  or  supplemented  from  time  to time, or  in  reports  or  proxy  statements for the  Trust,  or  in  sales  literature  or  other  promotional  material  approved  by  the  Trust,  PIM,  PFD or their  respective  designees,  except  with  the  permission  of  the  Trust,  PIM  or  their  respective designees. The  Trust,  PIM,  PFD  or their respective  designees  each  agrees  to  respond  to  any  request for approval  on  a  prompt  and  timely  basis.   The  Company shall adopt  and  implement  procedures reasonably designed  to  ensure  that  information  concerning  the  Trust,  PIM,  PFD  or  any  of  their affiliates which  is  intended  for  use  only  by  brokers  or agents selling  the  Contracts  (i.e.,  information that is  not  intended  for  distribution  to  Contract  owners  or  prospective  Contract  owners)  is  so  used, and neither the  Trust,  PIM,  PFD  nor  any  of  their  affiliates  shall  be  liable  for  any  losses,  damages  or expenses relating  to  the  improper  use  of  such  broker  only  materials.

4.3.       PFD  shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Company  or  its  designee,  each piece of  sales  literature  or other promotional  material  in  which  the  Company  and/or  the  Accounts  is named, at  least  five  (5)  Business  Days  prior  to  its  use.    No  such  material  shall  be  used  if  the Company or  its  designee  reasonably  objects  to  such  use  within  five  (5)  Business  Days  after  receipt of such  material.  The  Company  shall  notify  PFD  within  five  (5)  Business  Days  of  receipt  of  its approval or disapproval of  such  materials.

4.4.      The  Trust,  PIM  and  PFD  shall  not  give  any  information  or  make  any  representations  on behalf of  the  Company  or  concerning  the  Company,  the  Accounts,  or  the  Contracts  in  connection with the  sale  of  the  Contracts  other  than  the  information or representations  contained  in  a registration statement,  prospectus,  or  statement  of  additional  information  for  the  Contracts,  as  such registration statement,  prospectus  and  statement  of  additional  information  may  be  amended  or supplemented from  time  to  time,  or  in  reports  for  the  Accounts,  or  in  sales  literature  or  other promotional material  approved  by  the  Company or its  designee,  except  with  the  permission  of  the Company. The  Company  or  its  designee  agrees  to  respond  to  any  request  for  approval  on a prompt and timely  basis.  The  parties  hereto  agree  that  this  Section  4.4.  is  neither  intended  to  designate  nor otherwise imply  that  PIM  is an underwriter  or  distributor  of  the  Contracts.

4.5.       The  Company  and  the  Trust  shall  provide,  or  shall  cause  to  be  provided,  to  the  other  at  least one complete  copy  of  all  registration  statements,  prospectuses,  statements  of  additional  information, reports, proxy  statements,  sales  literature  and  other  promotional  materials,  and  all  amendments  to any of  the  above, that relate  to  the  Contracts,  or  to  the  Trust  or  its  Shares,  prior  to  or contemporaneously with  the  filing  of such document  with  the  SEC  or  other  regulatory  authorities.

4.6.       For   purpose  of  this  Article   N    and   Article  VITI,   the   phrase  "sales  literature  or   other promotional material" includes but  is  not  limited  to  advertisements  (such  as  material  published,  or designed for   use  in,  a   newspaper,  magazine,  or   other  periodical,  radio,  television,  telephone, electronic messages  or  tape  recording,  videotape  display,  signs  or  billboards,  motion  pictures,  or other public  media,  including,  for  example,  on-line  networks  such  as  the  Internet  or other electronic media), and  sales  literature  (such  as  brochures,  electronic  messages,  circulars,  reprints  or  excerpts or any  other  advertisement,  sales  literature,  or  published  articles),  distributed  or  made  generally available to  customers or the  public,  educational  or  training  materials  or  communications distributed or  made  generally  available  to  some  or  all  agents  or  employees,  and  shareholder  reports, proxy materials  (including  solicitations  for  voting  instructions)  and  any  other  material  constituting sales literature  or  advertising  under  the  NASDR  Conduct  Rules,  the  1933  Act  or  the  1940  Act. However, such  phrase  "sales  literature  or  other promotional material"  shall  not  include  any  material that simply  lists  the  names  of  Portfolios  of  the  Trust  in  a  list  of investment options.

4.7.        At  the  request  of  any  party  to  this  Agreement,  each  other  party  will  make  available  to  the other party's  independent  auditors  and/or  representative  of  the  appropriate  regulatory  agencies,  all records, data,  access  to  operating  procedures  that  may l:>e reasonably  requested  in  connection  with compliance and  regulatory  requirements  related  to  the  Agreement  or  any  party's  obligations  under this Agreement.

4.8         Subject to   the  terms  of  Sections  4.1  and  4.2  of  this  Agreement,  the  Trust  (and  its Portfolios), PIM  and  PFD  hereby  each  consents  in  connection  with  the  marketing  of  the  Contracts to  the   Company's   use   of   their   names   or   other   identifying   marks,   including   PIONEER INVESTMENTS® and  Pioneer's  sail  logo,  in  connection  with  the  marketing  of  the  Contracts. The Trust,  PIM  or  PFD  or  their  affiliates  may  withdraw  this  authorization as to any particular  use of any  such  name  or  identifying  mark  at  any  time:  (i)  upon  a  reasonable  determination  that  such use would  have  a  material  adverse  effect  on  its  reputation  or  marketing  efforts  or  its  affiliates  or (ii)  if  any  of  the  Portfolios  of  the  Trust  cease  to  be  available  through  the  Company.  Except  as  set forth in  the  previous  sentence,  the  Company  will  not  cause  or  permit,  without  prior  written permission, the  use,  description  or  reference  to  a  Pioneer  party's name, or  to  the  relationship contemplated in  this  Agreement,  in  any  advertisement,  or  promotional  materials  or  activities, including without limitation,  any  advertisement  or  promotional  materials  published,  distributed, or made  available,  or  any  activity  conducted  through,  the  Internet  or  any  other  electronic  medium.

ARTICLE V.  FEES  AND  EXPENSES

5.1.      Neither  the  Trust,  PIM  nor  PFD  shall  pay  any  fee  or  other  compensation  to  the  Company under this  Agreement,  other  than  pursuant  to  Schedule  B  attached  hereto,  and  the  Company  shall pay no fee or  other  compensation to the  Trust,  PIM  or  PFD under this  Agreement.  Notwithstanding the foregoing,  the  parties  hereto  will  bear  certain  expenses  under  the  provisions  of  this  Agreement and shall  reimburse  other  parties  for  expenses  initially  paid  by  one  party  but  allocated to another party. In  addition,  nothing  herein  shall  prevent  the  parties  hereto  from  otherwise  agreeing  to perform, and  arranging  for  appropriate  compensation  for,  other  services  relating  to  the  Trust  and/or to the  Accounts  pursuant  to  this  Agreement.

5.2.       The   Trust   or   its   designee   shall   bear   the   expenses   for   the   cost   of   registration   and qualification of  the  Shares  under  all  applicable  federal  and  state  laws,  including  preparation  and filing of  the Trust's registration  statement,  and  payment  of  filing  fees  and  registration fees; preparation and  filing  of  the  Trust's  proxy  materials  and  reports  to  Shareholders;  setting  in  type  and printing its  prospectus  and  statement  of  additional  information  (to  the  extent  provided  by  and  as determined in  accordance  with  Article  ill above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article ill above); the preparation of all statements and  notices  required  of  the  Trust  by  any  federal  or  state law with respect to  its  Shares;  all  taxes  on  the  issuance  or  transfer  of  the  Shares;  and  the  costs  of distributing the  Trust's  prospectuses,  reports  to  Shareholders  and  proxy  materials  to  owners of Contracts and  participants  funded  by  the  Shares  and  any  expenses  permitted  to be paid  or  assumed by the  Trust  pursuant  to  a  plan, if any,  under Rule 12b-1  under  the  1940  Act.   The  Trust  shall  not bear any  expenses  of  marketing  the  Contracts.

5.3.       The  Company  shall  bear  the  expenses  of  distributing  the  Shares'  prospectus  or  prospectuses in connection  with  new  sales  of  the  Contracts and of  distributing  the  Trust's  Shareholder  reports  to Contract owners.    The  Company  shall  bear  all  expenses  associated  with  the registration, qualification, and  filing  of  the  Contracts  under  applicable  federal  securities  and  state  insurance laws; the  cost  of  preparing,  printing  and  distributing  the  Contract  prospectus  and  statement  of additional  information;  and   the   cost   of   preparing,  printing   and   distributing  annual  individual account statements  for  Contract  owners  as  required  by  state  insurance  laws.

5.4.      The  Company  agrees  to  provide  certain  administrative  services,  specified  in  Schedule  B attached hereto,  in  connection  with  the  arrangements  contemplated  by  this  Agreement.  The  parties intend that  the  services  referred  to  in  the  Section  5.4 be recordkeeping,  shareholder  communication, and other  transaction  facilitation  and  processing, and related  administrative  services and are not  the services of  an  underwriter  or  principal  underwriter  of  the  Trust  and  the  Company is not  an underwriter for  Shares  within  the  meaning  of  the  1933  Act.

ARTICLE VI.   DIVERSIFICATION  AND  RELATED  LIMITATIONS

6.1.       The  Trust  and  PIM  represent  and  warrant  that  the  assets  of  each  Portfolio  of  the  Trust  will be invested  in  such  a  manner  as  to  ensure  that  the  Contracts  will  be  treated  as  variable contracts under the  Code  and  regulations  thereunder.   Without  limiting  the  scope  of  the  foregoing,  the  Trust shall ensure  that each Portfolio  in  which  an  Account  invests  will  comply  with  Section  817(h)  of  the Code and  Treas.  Reg.  1.817-5,  relating  to  the  diversification  requirements  for  variable  annuity, endowment, or  life  insurance  contracts,  as  they  may  be  amended  from  time  to  time (and any successors thereto,  or  revenue  rulings,  revenue procedures, notices,  and  other  published announcements of  the  Internal  Revenue  Service  interpreting  these  sections).   The  Trust  shall  notify the Company  immediately  upon  having  a  reasonable  basis  for  believing  that  a  Portfolio  has  failed  to so comply  or  that  it  might  not  comply  in  the  future.   In  the  event  of  such  a  failure,  the  Trust  and PIM shall  take  all  necessary  steps to cure  such  failure,  including,  if  necessary,  applying  for  a  waiver or closing  agreement with respect  to  such  failure  from  the  U.S.  Internal  Revenue Service at  their expense.

6.2.      The  Trust  and  PIM  represent  that  each  Portfolio  will  elect  to  be  qualified  as  a  Regulated Investment  Company   under   Subchapter   M   of   the   Code   and   that   they   will   maintain   such qualification (under  Subchapter  M  or  any  successor  or  similar  provision).

6.3.      No  Shares  of  the  Trust  will  be  sold  directly  to  the  general  public.

ARTICLE  Vll.   POTENTIAL  MATERIAL  CONFLICTS

7.1.        The Trust  agrees  that  the  Board,  constituted   with  a  majority  of disinterested   trustees,  will monitor each  Portfolio  of  the  Trust  for  the  existence  of  any  material  irreconcilable  conflict  between the interests  of  the  variable  annuity  contract  owners  and  the  variable  life  insurance  policy  owners  of the Company   and/or  affiliated   companies   ("contract   owners")   investing   in  the  Trust.    A  material irreconcilable  conflict   may  arise  for  a  variety  of reasons,  including:    (a)  an  action  by   any  state insurance  regulatory   authority;   (b)   a   change   in   applicable   federal   or   state   insurance,   tax,   or securities laws  r  regulations,  or  a  public  ruling,  private  letter  ruling,  no-action  or  interpretive  letter, or any  similar  action  by  insurance,   tax  or  securities  regulatory   authorities;   (c)  an  administrative   or judicial  decision   in  any   relevant   proceeding;   (d)   the   manner   in   which   the   investments   of   any Portfolio  are   being   managed;   (e)   a   difference   in   voting   instructions   given   by   variable   annuity contract and  variable  life  insurance  contract  owners  or  by  contract  owners  of  different  Participating Insurance  Companies;   or  (f)  a  decision   by   a  Participating   Insurance   Company   to  disregard   the voting instructions   of  contract  owners.    The  Board  shall  have  the  sole  authority  to  determine   if  a material  irreconcilable   conflict   exists,  and  such  determination   shall   be  binding   on  the   Company only  if  approved   in  the  form   of   a  resolution   by  a  majority   of   the   Board,   or   a  majority   of  the disinterested trustees  of  the  Board.  The  Board  will  give  prompt  notice  of  any  such  determination  to the Company.

7.2.       The  Company  agrees  that  it  will  be  responsible  for  assisting  the  Board  in  carrying  out  its responsibilities under  the  conditions  set  forth  in  the  Trust's  exemptive  application  pursuant  to  which the SEC  has  granted  the  Mixed  and  Shared  Funding  Exemptive  Order  by  providing  the  Board,  as  it may reasonably  request, with  all  information  necessary  for  the  Board  to  consider  any  issues  raised and agrees  that  it  will  be  responsible   for  promptly  reporting   any  potential  or  existing  conflicts  of which it  is  aware  to  the  Board  including,  but  not  limited  to,  an  obligation  by  the  Company  to  inform the Board  whenever  contract  owner  voting  instructions  are  disregarded.   The  Company  also  agrees that, if  a  material  irreconcilable  conflict  arises,  it  will  at  its  own  cost  remedy  such  conflict  up  to  and including (a)  withdrawing  the  assets  allocable  to  some  or  all  of  the  Accounts  from  the  Trust  or  any Portfolio and  reinvesting  such  assets  in  a  different  investment   medium,  including   (but  not  limited to) another  Portfolio  of  the  Trust,  or  submitting  to  a  vote  of  all  affected  contract  owners  whether  to withdraw assets  from  the  Trust  or  any  Portfolio  and  reinvesting  such  assets  in  a  different  investment medium and,  as  appropriate,  segregating  the  assets  attributable  to  any  appropriate  group  of  contract owners (e.g.,  annuity  contract  owners,  life  insurance  owners  or  variable  contract  owners  of  one  or more Participating   Insurance  Companies)  that  votes  in  favor  of  such  segregation,  or  offering  to  any of the  affected  contract  owners  the  option  of  segregating  the  assets  attributable  to  their  contracts  or policies, and  (b)  establishing  a  new  registered   management   investment   company  and  segregating the  assets   underlying   the   Contracts,   unless   a  majority   of   Contract   owners   materially   adversely affected by  the  conflict  have  voted  to  decline  the  offer  to  establish   a  new  registered  management investment company.

7.3.       A  majority  ofthe  disinterested  trustees  of  the  Board  shall  determine  whether  any  proposed action by  the  Company  adequately remedies any  material  irreconcilable conflict. In  the  event  that the  Board    determines    that   any   proposed    action   does    not   adequately    remedy    any    material irreconcilable  conflict,   the   Company   will   withdraw   from   investment   in   the   Trust   each   of   the Accounts  designated   by   the   disinterested   trustees   and   terminate   this   Agreement   within   six   (6) months  after  the  Board  informs  the  Company  in  writing  of  the  foregoing  determination;   provided, however, that  such  withdrawal  and  termination  shall  be  limited  to  the  extent  required  to  remedy  any such material  irreconcilable  conflict  as  determined by a  majority  of  the  disinterested  trustees  of  the

Board.

7.4       If  a  material  irreconcilable  conflict  arises  because  of  a  decision  by  the  Company  to disregard Contract owner voting  instructions  and  that  decision  represents  a  minority  position  or would  preclude  a   majority  vote,  the   Company   may   be  required, at  the  Trust's   election,  to withdraw  the   Account's   investment   in   the   Trust   and   terminate   this   Agreement;  provided, however, that  such  withdrawal  and  termination  shall  be  limited  to  the  extent  required  by  the foregoing material  irreconcilable conflict as  determined  by  a  majority  of  the  Trust's  independent trustees.  Any  such  withdrawal  and  termination  must  take  place  within  six  (6)  months  after  the Trust gives written notice  that  this  provision  is  being  implemented, and until  the  end  of  that  six month period  PFD  and  the  Trust  shall  continue  to  accept  and  implement  orders  by  the  Company for the  purchase  and  redemption of shares  of  the  Trust.

7.5.      If  material  irreconcilable  conflict  arises  because  of  particular  state  insurance  regulator's decision applicable  to  the  Company  conflicts  with  the  majority  of  other  state  regulators,  then  the Company will  withdraw  the  Account's   investment  in  the  Trust  and  terminate  this  Agreement within six  (6)  months  after  the  Trust's  Board  informs  the  Company in writing that it  has determined that  such  decision  has  created  a  material  irreconcilable  conflict; provided,  however, that such  withdrawal  and  termination  shall  be  limited  to  the  extent  required  by  the  foregoing material irreconcilable  conflict  as  determined  by  a  majority  of  the  disinterested members of  the Trust's Board.    Until  the  end  of  the  foregoing  six  (6)  month  period,  the  Trust  and  PFD  shall continue to  accept  and  implement  orders  by  the  Company  for  the  purchase  and  redemption  of shares of  the  Trust.

7.6       For   purposes   of   Sections   7.3   through   7.6   of   this   Agreement,   a   majority   of   the disinterested members of  the  Board  shall  determine  whether  any  proposed  action  adequately remedies any  material  irreconcilable  conflict,  but  in   no   event  will  the  Trust  be  required  to establish a  new  funding  medium  for  the Contracts.    The  Company  shall  not  be  required  by Section 7.2  to  establish  a  new  funding  medium  for  the  contracts  if  an  offer  to  do  so  has  been declined by vote  of  a  majority  of  Contract  owners affected by the  material  irreconcilable  conflict. In the  event that the  Board  determines  that  any  proposed  action  does  not  adequately  remedy  any material irreconcilable  conflict,  then  the  Company  will  withdraw  the  Account's  investment  in  the Trust and  terminate  this  Agreement  within  six  (6)  months  after  the  Board  informs  the  Company in writing  of  the  foregoing  determination; provided, however,  that  such  withdrawal  and termination shall  be  limited  to  the  extent  required  by  any  such  material  irreconcilable  conflict  as determined by  a  majority  of  the  independent  trustees.

7.7.      If  and  to  the  extent  that  Rule  6e-2  and  Rule  6e-3(T)  are  amended,  or  Rule  6e-3  is  adopted, to provide exemptive  relief  from any provision of the  1940  Act  or  the  rules  promulgated  thereunder with respect  to  mixed  or  shared  funding  (as  defined  in  the  Mixed  and  Shared Funding Exemptive Order) on  terms  and  conditions  materially different from  those  contained in the  Mixed  and  Shared Funding Exemptive  Order,  then  (a)  the  Trust  and/or  the  Participating  Insurance  Companies,  as appropriate, shall  take  such  steps  as  may  be  necessary  to  comply  with  Rule  6e-2  and  6e-3(T),  as amended, and  Rule  6e-3,  as  adopted,  to  the  extent  such  rules  are  applicable;  and  (b)  Sections  3.5,

3.6, 7.1, 7.2,  7.3  and  7.7  of  this  Agreement  shall  continue in effect only to  the  extent  that  terms  and conditions substantially  identical  to  such  Sections  are  contained  in  such  Rule(s)  as  so  amended  or adopted.

ARTICLE Vlll.   INDEMNIFICATION

8.1.      Indemnification by  the  Company_

The Company  agrees  to  indemnify  and  hold  harmless  the  Trust,  PIM,  PFD,  any  affiliates  of PIM, and  each  of  their  respective  directors,  trustees,  officers  and  each  person,  if  any,  who  controls the Trust  or  PIM  within  the  meaning  of  Section  15  of  the  1933  Act,  and  any  agents  or  employees  of the foregoing  (each  an  "Indemnified  Party,"  or  collectively,  the  "Indemnified  Parties"  for  purposes of this  Section  8.1)  against  any  and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid in settlement  with  the  written  consent  of  the  Company)  or  expenses  (including   reasonable  counsel fees) to  which  any  Indemnified  Party  may  become  subject  uri.der  any  statute,  regulation,  at  common law  or  otherwise,   insofar   as  such   losses,  claims,  damages,   liabilities   or  expenses   (or   actions   in respect thereof)  or  settlements:

(a)         arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged  untrue  statement  of any material  fact  contained  in  the  registration  statement,  prospectus  or  statement  of additional  information   for   the   Contracts   or   contained   in  the  Contracts   or   sales literature or  other  promotional  material  for  the Contracts (or  any  amendment  or supplement to  any  of  the  foregoing),  or  arise  out  of  or  are  based  upon  the  omission or the  alleged  omission  to  state  therein  a  material  fact  required  to  be  stated  therein or necessary  to make the  statements  therein  not  misleading,  provided  that  this Agreement  to   indemnify   shall   not   apply   as   to   any   Indemnified   Party   if   such statement   or   omission   or   such   alleged   statement   or   omission   was   made   in reasonable  reliance   upon   and   in   conformity   with   information   furnished   to   the Company or  its  designee  by  or  on  behalf  of  the  Trust,  PIM  or  PFD  for  use  in  the registration statement,  prospectus  or  statement  of  additional  information  for the Contracts or  in  the  Contracts  or  sales  literature  or  other  promotional  material  (or any amendment  or  supplement)  or  otherwise  for  use  in  connection  with  the  sale  of the Contracts  or  Shares;  or

(b)        arise   out   of   or  as  a  result   of   statements   or  representations   not  supplied   by  the Company or  its  designee, or persons  under  its  control  (other  than  statements  or representations  contained   in  the  Trust's  registration   statement,   prospectus, statement  of   additional   information   or   in   sales   literature   or   other   promotional material of  the  Trust  and  on  which  the  Company  has  reasonably  relied)  or  wrongful conduct of  the  Company  or  persons  under  its  control,  with respect to  the  sale  or distribution of the Contracts  or  Shares;  or

(c)         arise  out  of  any  untrue  statement   or  alleged   untrue  statement   of  a  material   fact contained  in the  registration  statement,  prospectus,   statement  of  additional information, or  sales  literature  or  other  promotional  literature  of  the  Trust,  or  any amendment thereof  or  supplement  thereto,  or  the  omission  or  alleged  omission  to state therein  ·a  material  fact  required  to  be  stated  therein  or  necessary  to  make  the statement or  statements  therein  not  misleading,  if  such  statement  or  omission  was made in  reliance  upon  information  furnished  to  the Trust by  or  on  behalf  of  the Company; or

(d)        arise   out   of   or   result   from   any   material   breach   of   any   representation    and/or warranty made  by  the  Company  in  this  Agreement  or  arise  out  of  or  result  from  any other material  breach  of  this  Agreement  by  the  Company;  or

(e)        arise  as  a  result  of  any  failure  by  the  Company  to  perform  any  of  its  obligations under this  Agreement;

as limited  by  and  in  accordance  with  the  provisions  of  this  Article  vm.

8.2.        Indemnification  by  the  Trust,  PIM  and  PFD

The Trust,  PIM  and  PFD  agree  to  indemnify  and  hold harmless the  Company  and  Policy Underwriter and  each  of  their  trustees and officers and each  person,  if  any,  who  controls  the Company or  Policy  Underwriter  within  the  meaning  of  Section  15  of  the  1933  Act,  and  any  agents or employees  of  the  foregoing  (each  an  "Indemnified Party," or  collectively,  the  "Indemnified Parties" for  purposes  of  this  Section  8.2)  against  any  and  all  losses,  claims,  damages,  liabilities (including amounts  paid  in  settlement  with  the  written  consent of the  Trust)  or  expenses  (including reasonable counsel  fees)  to  which  any  Indemnified  Party  may  become  subject  under  any  statute,  at common law  or  otherwise,  insofar  as  such  losses,  claims,  damages,  liabilities  or  expenses  (or actions in  respect  thereof) or settlements  are  related  to  the  sale  or  acquisition  of  the  Shares  or  the Contracts and:

(a)        arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged  untrue  statement  of any material  fact  contained  in  the  registration  statement,  prospectus,  statement  of additional information  or  sales  literature  or  other  promotional  material  of  the  Trust (or any  amendment or supplement  to  any  of  the  foregoing),  or  arise  out  of  or  are based upon  the  omission  or  the  alleged  omission  to  state  therein  a  material  fact required to  be  stated  therein  or  necessary  to  make  the  statement  therein not misleading, provided  that  this  agreement  to  indemnify  shall  not  apply  as  to  any Indemnified Party if such  statement  or  omission  or  such  alleged  statement  or omission was  made  in  reasonable  reliance  upon  and in conformity  with  information furnished to  the  Trust,  PIM,  PFD  or  their  respective  designees  by  or  on  behalf  of the Company  for  use  in  the  registration  statement,  prospectus  or  statement of additional information for  the  Trust  or  in  sales  literature  or  other  promotional material for  the  Trust  (or  any  amendment  or  supplement)  or  otherwise  for  use  in connection with  the  sale of the  Contracts  or  Shares;  or

(b)        arise  out  of  or  as  a  result  of  statements  or  representations  (other  than  statements or representations contained  in  the  Contract's registration statement,  prospectus, statement of  additional information or  in  sales  literature  or  other  promotional material for  the  Contracts  not  supplied  by  the  Trust,  PIM,  PFD  or  any  of  their respective designees  or  persons  under  their  respective  control  and  on  which  any such entity  has  reasonably  relied)  or  wrongful conduct of  the  Trust,  PIM,  PFD  or persons under  their  control,  with  respect  to  the  sale  or  distribution  of  the  Contracts or Shares; or

(c)        arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of  a  material  fact contained in  the  registration  statement, prospectus, statement  of  additional information, or  sales  literature  or  other  promotional  literature  of  the  Accounts  or relating to  the  Contracts,  or  any  amendment thereof or  supplement  thereto,  or  the omission or  alleged  omission  to  state  therein a material  fact  required  to  be  stated therein or  necessary  to  make  the  statement  or  statements  therein  not  misleading,  if such statement  or  omission  was  made  in  reliance  upon  information  furnished  to  the Company by  or  on  behalf  of  the  Trust,  PIM  or  PFD;  or unintentional or in  good  faith  or  otherwise,  to  comply  with  the  diversification requirements specified  in  Article  VI  of  this  Agreement)  or  arise  out  of  or  result from any  other  material  breach  of  this  Agreement  by  the  Trust;  or

(e)        arise   out  of   or  result  from  the  materially  incorrect  or   untimely  calculation  or reporting of  the  daily  net  asset  value  per  share  or  dividend or capital  gain distribution rate;  or

(f)        arise  as  a  result  of  any  failure  by  the  Trust,.,PIM  or  PFD  to  perform  any  of  their respective obligations  under  this  Agreement;

as limited  by  and  in accordance with  the  provisions  of this Article  VIII.

8.3.      In  no  event  shall  the  Trust,  PIM  or  PFD  be  liable  under  the  indemnification  provisions contained in  this  Agreement  to any individual or entity,  including  without  limitation,  the  Company, or any Participating Insurance  Company  or  any  Contract  owner,  with  respect  to any losses, claims, damages, liabilities or expenses  that  arise  out  of  or  result  from  (i)  a  breach  of  any  representation, warranty, and/or  covenant  made  by  the  Company  hereunder  or  by  any  Participating  Insurance Company under  an  agreement containing substantially  similar  representations,  warranties  and covenants; (ii)  the  failure by the  Company  or  any  Participating  Insurance  Company  to  maintain  its segregated asset account (which invests  in  any  Portfolio)  as  a  legally  and  validly  established segregated asset  account  under  applicable  state  law  and  as  a  duly  registered  unit  investment  trust under the  provisions  of  the  1940  Act  (unle.ss  exempt  therefrom);  or  (iii) the failure  by  the  Company or any  Participating Insurance Company  to  maintain  its  variable  annuity  and/or  variable  life insurance contracts  (with  respect to which  any  Portfolio  serves  as  an  underlying  funding  vehicle)  as life insurance,  endowment  or  annuity  contracts  under  applicable  provisions  of  the  Code.

8.4.        Neither  the  Company,  the  Trust,  PIM  nor  PFD  shall  be  liable  under  the  indemnification provisions contained  in  this  Agreement  with  respect  to  any  losses,  claims,  damages,  liabilities  or expenses to which  an  Indemnified  Party  would  otherwise  be  subject  by  reason  of  such  Indemnified Party's willful  misfeasance,  willful  mis.conduct,  or  gross  negligence  in  the  performance  of  such Indemnified Party's  duties  or  by  reason  of  such  Indemnified Party's reckless  disregard  of obligations and  duties  under  this  Agreement.

8.5.      Promptly  after  receipt   by   an   Indemnified  Party   under  this   Section   8.5.  of   notice   of commencement of  any  action,  such  Indemnified  Party  will,  if  a  claim  in  respect  thereof  is  to  be made against  the  indemnifying  party  under  this  section,  notify  the  indemnifying  party  of   the commencement thereof;  but  the  omission  so  to  notify  the  indemnifying  party  will  not  relieve  it  from any liability  which  it  may  have  to any Indemnified  Party  otherwise  than  under  this  section.  In  case any such action  is  brought  against  any  Indemnified  Party,  and it notified  the  indemnifying party of the commencement  thereof,  the  indemnifying  party  will  be  entitled  to  participate  therein  and,  to the extent that  it  may  wish, assume the  defense  thereof,  with  counsel  satisfactory  to  such  Indemnified Party. After  notice  from  the  indemnifying  party  of  its  intention  to assume the  defense  of  an  action, the Indemnified  Party  shall  bear  the  expenses  of  any  additional  counsel  obtained  by  it,  and  the indemnifying party  shall not be  liable  to  such Indemnified Party under this  section  for  any legal or other expenses  subsequently incurred by  such  Indemnified  Party  in  connection  with  the  defense thereof other  than  reasonable  costs  of  investigation.

shall survive  any  termination  of  this  Agreement.

ARTICLE IX.  APPLICABLE  LAW_

9.1.        This  Agreement  shall  be  construed  and  the  provisions  hereof  interpreted  under  and  in accordance with  the  laws  of  The  Commonwealth  of  Massachusetts.

9.2.      This  Agreement  shall  be  subject  to  the  provisions  of the 1933,  1934  and  1940  Acts,  and  the rules and  regulations  and  rulings  thereunder,  including  such  exemptions  from  those  statutes,  rules and regulations  as  the  SEC  may grant (including,  but not limited  to,  the  Mixed  and  Shared  Funding Exemptive Order)  and  the  terms  hereof  shall  be  interpreted  and  construed  in  accordance  therewith.

ARTICLE  X.  NOTICE  OF  FORMAL  PROCEEDINGS  OR  LITIGATION

The Trust,  PIM,  PFD  and  the  Company  agree  that  each  such  party  shal1  promptly  notify  the other parties  to  this  Agreement,  in  writing,  of  the  institution  of  any  formal  proceedings  brought against such  party  or  its  designees  by  FINRA,  the  SEC,  or  any  insurance  department  or  any  other regulatory body  regarding  such  party's  duties  under  this  Agreement  or  related  to  the  sale  of  the Contracts, the  operation  of  the  Accounts,  or  the  purchase  of  the  Shares.  Each  of  the  parties  further agrees promptly  to  notify  the  other  parties  of  the  commencement  of  any  litigation  or  proceeding against it  or  any  of  its  respective  officers,  directors,  trustees,  employees  or  1933  Act  control  persons in connection  with  this  Agreement,  the  issuance  or  sale  of  the  Contracts,  the  operation  of  the Accounts, or  the  sale  or  acquisition  of  Shares.  The  indemnification  provisions  contained  in  this Article X  shall  survive  any  termination  of  this  Agreement.

ARTICLE  XI.  TERMINATION_

11.1.    This   Agreement  shall   terminate  with   respect   to   the   Accounts,  or   one,  some,   or   all

Portfolios:

(a)        at  the  option  of  any  party  upon  six  (6)  months'  advance  written  notice  delivered  to the other  parties;  provided,  however,  that  such  notice  shall  not  be  given  earlier  than six (6)  months  following  the  date  of this Agreement;  or

(b)        at  the  option  of  the  Company  to  the  extent  that  the  Shares  of  Portfolios  are  not reasonably available to  meet  the  requirements  of  the  Contracts  or  are  not "appropriate funding  vehicles"  for  the  Contracts,  as  reasonably  determined  by  the Company.          Without limiting  the  generality  of   the  foregoing,  the  Shares  of   a Portfolio would  not  be  "appropriate  funding  vehicles"  if,  for  example,  such  Shares did not  meet  the  diversification  or  other  requirements  referred  to  in  Article  VI hereof; or  if  the  Company  would  be  permitted  to  disregard  Contract  owner  voting instructions pursuant  to  Rule  6e-2  or  6e-3(T)  under  the  1940  Act.  Prompt  notice  of the election  to  terminate  for  such  cause  and  an  explanation  of  such  cause  shall  be furnished to  the  Trust  by  the  Company;  or other regulatory  body  regarding  the  Company's  duties  under  this  Agreement  or related to  the  sale  of  the  Contracts,  the  operation  of  the  Accounts,  or  the  purchase of the  Shares; provided that  the  party  terminating  this  Agreement under this provision shall give  notice  of  such  termination  to  the  other  parties  to  this Agreement; or

(d)        at  the  option  of  the  Company  upon  institution  of  formal  proceedings  against  the Trust by  FINRA,  the  SEC,  or  any  state  securities  or  insurance  department or any other regulatory  body  regarding  the  duties  of  the  Trust,  PIM  or  PFD  under  this Agreement or  related  to  the  sale  of  the  Shares;  provided  that  the  party  terminating this Agreement  under  this  provision  shall  give  notice  of  such  termination  to  the other parties  to  this  Agreement;  or

(e)        at  the  option  of  the  Company,  the  Trust,  PIM  or  PFD  upon  receipt  of any necessary regulatory approvals  and/or  the  vote  of  the  Contract  owners  having  an  interest  in the Accounts  (or  any  subaccounts)  to  substitute  the  shares  of  another  investment company for  the  corresponding  Portfolio  Shares  in  accordance  with  the  terms of the Contracts for  which  those  Portfolio  Shares  had  been  selected to serve  as  the underlying investment  media.    The  Company   will  give  thirty  (30)   days'   prior written notice  to  the  Trust  of  the  Date  of any proposed vote or other  action  taken  to replace the  Shares;  or

(f)         at  the  option  of  the  Trust,  PIM or PFD  by  written  notice  to  the  Company,  if  any  one or all  of  the  Trust,  PIM  or  PFD  respectively,  shall  determine,  in  their  sole judgment exercised in  good faith, that  the  Company  has  suffered  a  material  adverse  change  in its business,  operations,  financial  condition, or prospects  since  the  date  of  this Agreement or  is  the  subject  of  material  adverse  publicity;  or

(g)        at  the  option  of  the  Company  by  written  notice  to  the  Trust,  PIM  or  PFD,  if  the Company shall  determine,  in  its  sole  judgment  exercised  in  good  faith,  that  the Trust, PIM  or  PFD  has  suffered  a  material  adverse  change in this  business, operations, financial condition  or  prospects  since  the  date  of  this  Agreement  or  is the subject  of  material  adverse  publicity;  or

(h)        at  the  option  of  any  party  to  this  Agreement,  upon  another  unaffiliated  party's material breach  of  any  provision  of  or  representation  contained  in  this  Agreement.

11.2.    The   notice   shall  specify   the   Portfolio  or   Portfolios,   Contracts   and,  if   applicable,  the

Accounts as  to  which  the  Agreement  is  to  be terminated.

11.3.    It  is  understood  and  agreed  that  the  right  of  any  party  hereto  to  terminate  this  Agreement pursuant to  Section  11.1(a)  may  be  exercised for cause  or  for  no  cause.

11.4.    Except  as  necessary  to  implement  Contract  owner  initiated  transactions,  or  as  required  by state insurance  laws  or  regulations,  the  Company  shall  not  redeem  the  Shares  attributable  to  the Contracts (as  opposed  to  the  Shares  attributable  to  the  Company's  assets),  and  the  Company  shall not prevent  Contract  owners  from  allocating  payments  to  a  Portfolio  that  was  otherwise  available under the  Contracts,  until  thirty  (30)  days  after  the  Company  shall  have  notified  the  Trust  of  its intention to  do  so.

11.5.    Notwithstanding  any  termination  of  this  Agreement,  the  Trust  and  PFD  shall,  at  the  option of the  Company,   continue   to  make  available   additional   shares  of  the  Portfolios   pursuant   to  the terms  and   conditions   of   this   Agreement,   for   all   Contracts   in   effect   on   the   effective   date   of termination  of   this   Agreement   (the   "Existing   Contracts"),   except   as   otherwise   provided   under Article Vll  of  this  Agreement;   provided,  however,  that  in  the  event  of  a  termination   pursuant  to Section 11.1.  (c),  (f)  or  (h),  the  Trust,  PIM  and  PFD  shall  at  their  option  have  the  right  to  terminate immediately all  sales  of  Shares  to  the  Company.   Specifically,  without  limitation,  the  owners  ofthe Existing  Contracts   shall   be   permitted   to  transfer   or   reallocate   investment   under   the   Contracts, redeem  investments   in   any  Portfolio   and/or   invest   in  the  Trust   upon   the  making  of   additional purchase payments  under  the  Existing  Contracts.

11 .6      Notwithstanding  any  termination  of  this  Agreement,  each  party's  obligations  under

Article vm to indemnify the other parties shall survive and not be affected by any termination of

this Agreement.   In  addition,  with  respect  to  Existing  Contracts,  all  provisions  of  this  Agreement shall also  survive  and  not  be  affected  by  any  termination  of  this  Agreement

ARTICLE XII.   NOTICES_

Any notice  shall  be  sufficiently  given  when  sent  by  registered  or  certified  mail,  overnight  courier  or facsimile to  the  other  party  at  the  address  of  such  party  set  forth  below  or  at such other  address  as  such  party may from  time  to  time  specify  in  writing  to  the  other  party.

If to  the  Trust:

Pioneer Variable  Contracts  Trust

60 State  Street

Boston, Massachusetts  02109

Attn: Christopher  Kelley,  Secretary

If to  the  Company:

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  100

West Des  Moines, lA  50266

Attn: Bill  Lowe

If to PIM:

Pioneer Investment  Management,  Inc.

60 State  Street

Boston, Massachusetts  02109

Attn: Christopher  J.  Kelley,  Associate  General  Counsel

IftoPFD:

Pioneer Funds  Distributor,  Inc.

60 State  Street

Boston, Massachusetts  02109

Attn: Joseph  Kringdon,  President

ARTICLE XID.  MISCELLANEOUS

13.1.                Subject to  the  requirements  of  legal  process  and  regulatory  authority,  each  party  hereto shall treat as confidential  all  information  reasonably  identified  as  confidential  in  writing  by any party  hereto  and,  except  as  permitted  by  this  Agreement  or  as  otherwise  required  by applicable law  or  regulation,  shall  not  disclose,  disseminate or utilize  such  other confidential information  without  the  express  written  consent  of  the  affected  party  until  such time as  it  may  come  into  the  public  domain.   Notwithstanding  anything  to  the  contrary  in this Agreement,  in  addition  to  and  not  in lieu of  other  provisions  in this Agreement:

(a)        "Confidential  Information"  includes  without  limitation  all  information  regarding the customers  of  the  Company,  the  Trust,  PIM,  PFD  or  any  of  their  subsidiaries, affiliates or  licensees;  or  the  accounts,  account  numbers,  names,  addresses,  social security numbers  or  any  other  personal  identifier of such  customers;  or  any information derived  therefrom.

(b)        Neither   the   Company,   the   Trust,   PIM   or   PFD   may   disclose   Confidential Information for any  purpose  other  than  to  carry  out  the  purpose  for  which Confidential Information  was provided to  the  Company,  the  Trust,  PIM  or  PFD  as set forth  in  this  Agreement;  and  the  Company,  the  Trust,  PIM  and  PFD  agree  to cause their  employees,  agents and representatives, or  any  other  party  to  whom  the Company, the  Trust,  PIM  or  PFD  may  provide  access  to  or  disclose  Confidential Information to  limit  the  use  and  disclosure  of  Confidential  Information  to  that purpose.

(c)        The  Company,  the  Trust,  PIM  and  PFD  agree  to  implement  appropriate  measures designed to  ensure  the  security and confidentiality  of  Confidential  Information,  to protect such  information  against  any  anticipated  threats  or  hazards  to  the  security and integrity  of  such  information,  and  to  protect  against  unauthorized  access  to,  or use of,  Confidential Information that  could  result  in  substantial  harm  or inconvenience to  any  of  the  customers  of  the  Company  or  any  of  its  subsidiaries, affiliates or licensees; the  Company,  the  Trust,  PIM and PFD  further  agree  to  cause all their  respective  agents,  representatives  or  subcontractors,  or  any  other  party  to whom they  provide  access  to  or  disclose  Confidential  Information,  to  implement appropriate measures  to  meet  the  objectives  set  forth  in  this  Section  13.1.

13.2.    The  captions  in  this  Agreement  are  included  for  convenience  of  reference  only  and  in  no way define  or  delineate  any  of the provisions  hereof  or  otherwise  affect  their  construction  or  effect.

13.3.    This  Agreement  may  be  executed  simultaneously  in  one  or  more  counterparts,  each  of which taken  together  shall  constitute  one  and  the  same  instrument.

13.4.    If  any  provision  of  this  Agreement  shall  be  held  or  made  invalid  by  a  court  decision, statute, rule  or  otherwise,  the  remainder  of  the  Agreement  shall  not  be  affected  thereby.

13.5.    The  Schedule  attached  hereto,  as  modified  from  time  to  time,  is  incorporated  herein  by reference and  is  part  of  this  Agreement.

13.6.    Each  party  hereto  shall  cooperate  with  each  other  party  in  connection  with  inquiries  by appropriate governmental  authorities  (including  without  limitation  the  SEC,  FINRA,  and  state insurance regulators)  and shall permit  such  authorities  reasonable  access  to  its  books  and  records  in connection with  any  investigation or inquiry  relating  to  this  Agreement  or  the  transactions contemplated hereby.

13.7.    The  rights,  remedies  and  obligations  contained  in  this  Agreement  are  cumulative  and  are  in addition to  any  and  all  rights,  remedies  and  obligations,  at  law  or  in  equity,  which  the  parties  hereto are entitled to under  state  and  federal  laws.

13.8.    A  copy  of  the  Trust's  Certificate  ofTrust   is  on  file  with  the Secretary of  State  of  Delaware. The Company  aclmowledges  that  the  obligations  of  or  arising  out  of  this  instrument are not  binding upon any  of  the  Trust's  trustees,  officers,  employees,  agents  or  shareholders  individually,  but  are binding solely  upon  the  assets  and  property  of  the  Trust  in  accordance  with  its  proportionate  interest hereunder.  The Company  further  aclmowledges  that  the  assets  and  liabilities  of  each  Portfolio  are separate and  distinct  and  that  the  obligations  of  or  arising  out  of  this  instrument  are  binding solely upon the assets  or  property  of  the  Portfolio  on  whose  behalf  the  Trust  has  executed  this  instrument. The Company  also  agrees  that  the  obligations  of  each  Portfolio hereunder shall  be  several  and  not joint, in  accordance  with  its  proportionate  interest  hereunder,  and   the  Company  agrees  not  to proceed against  any  Portfolio  for  the  obligations  of  another  Portfolio.

13.9.    Any  controversy  or  claim  arising  out  of  or  relating  to  this  Agreement,  or  breach  thereof, shall be  settled  by  arbitration  in  a  forum  jointly  selected  by  the  relevant  parties  (but  if  applicable law requires  some  other  forum,  then,  such  other  forum) in accordance  with  the  Commercial Arbitration Rules  of  the  American  Arbitration  Association,  and  judgment  upon  the  award  rendered by the  arbitrators  may  be  entered  in  any  court  having  jurisdiction  thereof.

13.10.  Neither  this Agreement nor  any  of  the  rights and obligations  hereunder  may  be  assigned  by any party  without  the  prior  written  consent of all  parties  hereto.

13.11.  The  Trust,  PIM  and  PFD  agree  that  the  obligations  assumed  by  the  Company  shall  be limited in  any  case  to  the  Company  and  its  assets  and  neither  the  Trust,  PIM  nor  PFD  shall  seek satisfaction of  any  such  obligation  from  the  shareholders of Company,  the  directors,  officers, employees or  agents  ofthe  Company,  or  any  of  them.

13.12.  No  provision  of  the  Agreement  may  be  deemed  or  construed  to  modify  or  supersede  any contractual rights,  duties,  or  indemnifications,  as  between  PIM  and  the  Trust  and  PFD  and  the Trust.

13.13.  This  Agreement,  including  any  Schedules  or  Exhibits  hereto,  may  be  amended  only  by  a written instrument  executed  by  each  party  hereto.

IN WITNESS  WHEREOF, each  of  the  parties  hereto  has  caused  this  Agreement  to  be  executed  in its name  and  on  its  behalf  by  its  duly  authorized  representative   and  its  seal  to  be  hereunder  affixed  hereto  as of the  date  specified  above.

MIDLAND NATIONAL  LIFE  INSURANCE  COMPANY

By its  authorized  officer,

By:   /s/William Lowe

Bill Lowe

President

Date:  12/21/11

PIONEER VARIABLE  CONTRACTS  TRUST, on behalf  of  the  Portfolios

By its  authorized  officer  and  not  individually,

By: /s/Christopher Kelly

Secretary

Date:  12/7 /11

PIONEER INVESTMENT  MANAGEMENT,  INC.

By its  authorized  officer,

By: /s/ Mark Goodwin

Mark Goodwin

Executive Vice  President

Date:  12/7/11

                                                            PIONEER FUNDS DISTRIBUTOR

                                                            By: /s/ Joseph Kringdon

                                                                        President

                                                            Date 12/9/11

SCHEDULE A

ACCOUNTS, CONTRACTS  AND  PORTFOLIOS SUBJECT TO  THE  PARTICIPATION  AGREEMENT As  of DECEMBER 1,  2011

Name of Separate Account and Date Established by Board of Directors	Contracts Funded by Separate Account	Portfolios and Class of Shares Available to Contracts
Variable Annuity Account Separate Account C, established 3/19/1991	LiveWell Variable Annuity	All Pioneer VCT Portfolios (Class and II)

Schedule B

1.          Administrative  Services

Administrative services  to  Contract  owners  and  participants  shall  be  the  responsibility  of  the  Company and shall  not  be  the  responsibility  of  the  Trust  or PFD.  The  Company  will  provide  properly  registered and licensed  personnel  and  any  systems  needed  for  all  Contract  owners  servicing  and  support  -  for  both fund and  annuity  and  life  insurance  information  and  questions,  including:

•     Communicate all  purchase,  withdrawal,  and  exchange  orders  it  receives  from  its  customers  to

PFD;

•     Respond to  Contract  owner  and  participant  inquires;

•     Delivery of  both  Trust  and  Contract  prospectuses  as  required  under  applicable  law;

•     Entry of  initial  and  subsequent  orders;

•     Transfer of  cash  to  Portfolios;

•     Explanations of  Portfolio  objectives  and  characteristics;

•     Entry of  transfers  between  Portfolios;

•     Portfolio balance  and  allocation  inquires;  and

•     Mail Trust  proxies.

2.           Administrative  Service  Fees

For the  administrative  services  set  forth  above,  PIM  or  any  of  its  affiliates  shall  pay  a  servicing  fee  based on the  annual  rate  of  0.15%  of  the  average  aggregate  net  daily  assets  invested  in  the  Class  I  Shares  of  the Portfolios and  0.15%  of  the  average  aggregate  net  daily  assets  invested  in  the  Class  II  Shares  of  the Portfolios through  the  Accounts  at  the  end  of  each  calendar  quarter.  Such  payments  will  be  made  to  the Company within  thirty  (30)  days  after  the  end  of  each  calendar  quarter.  Such  fees  shall  be  paid  quarterly in arrears.   Each  payment  will  be  accompanied  by  a  statement  showing  the  calculation  of  the  fee  payable to the  Company  for  the  quarter  and  such  other  supporting  data  as  may  be  reasonably  requested  by  the Company.  The  Company  will  calculate  the  asset  balance  on  each  day  on  which  the  fee  is  to  be  paid pursuant to  this  Agreement  with  respect  to  each  Portfolio  for  the  purpose  of  reconciling  its  calculation  of average aggregate  net  daily  assets  with  PIM's  calculation.   Annually  (as  of  December  31)  or  upon

reasonable request  ofPIM,  Company  will  provide  PIMa  statement  showing  the  number  of  subaccounts  in each Class  of  Shares  of  each  Portfolio  as  of  the  most  recent  calendar  quarter  end.

3.           12b-1  Distribution  Related  Fees  (Class  II  Shares  Only)

In accordance  with  the  Portfolios'   plans  pursuant  to  Rule  12b-1  under  the  Investment  Company  Act  of

1940, PFD  will  make  payments  to  the  Policy  Underwriter  at  an  annual  rate  of  0.25%  of  the  average  daily net assets  invested  in  the  Class  II  shares  of  the  Portfolios  through  the  Accounts  in  each  calendar  quarter. PFD will  make  such  payments  to  the  Policy  Underwriter  within  thirty  (30)  days  after  the  end  of  each calendar quarter.   Each  payment  will  be  accompanied  by  a  statement  showing  the  calculation  of  the  fee payable to  the  Policy  Underwriter  for  the  quarter  and  such  other  supporting  data  as  may  be  reasonably requested by  the  Policy  Underwriter.   The  Rule  12b-1  distribution  related  fees  will  be  paid  to  the  Policy Underwriter for  as  long  as  the  Accounts  own  any  Shares  of  a  Portfolio  and  (i)  distribution  services  are being provided  pursuant  to  this  Agreement  and  (ii) a  Rule  12b-1  plan  is  in  effect  with  respect  to  such Portfolio.

Exhibit I To

Participation Agreement

Procedures for Pricing  and  Order/Settlement  Through  National  Securities Clearing Corporation's  Mutual

FWid Profile  System  and  Mutual  FWld  Settlement, Entry and  Registration  Verification  System

1.   As  provided  in  Section  1.1  of the Participation  Agreement,  the  parties  hereby  agree  to  provide  pricing information, execute  orders  and  wire  payments  for purchases and  redemptions  ofFWid  shares  through National Securities  Clearing  Corporation  (''NSCC")  and  its  subsidiary  systems  as  follows:

(a)  Distributor  or  the  FWids  will furnish to  Company  or  its  affiliate  through  NSCC's  Mutual  Fund  Profile  System  ("MFPS")  (1)  the  most  current  net  asset  value information for  each  FWid,  and  (2) in the  case  of  fixed  income  fi.mds  that  declare  daily  dividends,  the  daily accrual or  the  interest  rate  factor.  All  such information shall  be  furnished to Company  or  its  affiliate  by  6:30p.m.  Eastern  Time on each  business  day  that  the  FWld  is open for  business  (each  a  "Business  Day")  or  at  such  other  time as that  information  becomes  available.

(b) Upon  receipt  ofFWid  purchase,  exchange  and  redemption  instructions for acceptance  as  of  the  time at which  a  FWid's  net  asset  value  is  calculated  as  specified  in  such  FWid's  prospectus  ("Close  of Trading") on  each  Business  Day  ("Instructions"),  and  upon  its  determination  that  there  are  good fi.mds with  respect  to Instructions involving  the  purchase  of  Shares,  Company  or  its  affiliate  will calculate the  net  purchase  or  redemption  order  for  each  FWld.  Orders  for  net  purchases  or net redemptions derived  from  Instructions  received  by  Company  or  its  affiliate  prior  to  the  Close  of Trading on  any  given  Business  Day  will  be  sent  to  the  Defined  Contribution  Interface  ofNSCC's Mutual FWld  Settlement,  Entry  and  Registration  Verification  System  ("FWid/SERV")  by 5:00a.m. Eastern Time  on  the  next  Business  Day.  Subject to Company's  or  its  affiliate's  compliance  with  the foregoing, Company  or  its  affiliate will be  considered  the  agent  of the Distributor  and  the  FWids,  and the Business  Day  on  which  Instructions  are  received  by  Company  or  its  affiliate  in  proper  form  prior to the  Close  ofTrading  will  be  the  date  as  of  which  shares  of  the  FWlds  are deemed purchased, exchanged or  redeemed  pursuant  to  such  Instructions.  Instructions  received  in  proper  form  by Company or  its  affiliate  after  the  Close of Trading  on  any  given  Business  Day  will be treated  as  if received on  the  next  following  Business  Day.  Dividends  and  capital  gains  distributions  will  be automatically reinvested  at  net  asset  value  in  accordance  with  the  Fm1d's  then  current  prospectuses.

(c)  Company  or  its  affiliate  will  wire  payment  for  net  purchase  orders  by  the  FWid's  NSCC  Firm Number, in immediately available  fi.mds,  to  an  NSCC  settling bank accoWit  designated  by  Company or its  affiliate  no  later  than  5:00p.m.  Eastern  time  on  the same Business  Day  such  purchase  orders are commWiicated  to  NSCC.  For purchases of  shares  of  daily  dividend  accrual fi.mds, those  shares will not  begin  to  accrue  dividends  Witil  the  day  after  the shares have been cleared.

(d)         NSCC will  wire  payment  for  net  redemption  orders  by  FWid,  in  immediately  available  funds, to an  NSCC  settling  bank  accoWit  designated  by  Company  or  its  affiliate,  by  5:00p.m.  Eastern Time on  the  Business  Day  such  redemption  orders  are  commWiicated  to  NSCC,  except  as provided in  a  FWid's  prospectus  and  statement  of  additional  information.

(e)  With  respect  to  (c)  or  (d)  above,  if  Distributor  does  not  send  a  confirmation  of  Company's  or  its affiliate's purchase  or  redemption  order  to  NSCC  by  the  applicable  deadline  to  be  included  in  that Business Day's   payment  cycle,  payment  for  such  purchases  or  redemptions  will  be  made  the following Business  Day.

(f)  If  on  any  day  Company  or  its  affiliate,  or  Distributor  is  unable  to  meet  the  NSCC  deadline  for  the transmission of  purchase  or  redemption  orders,  it  may  at  its  option  transmit  such  orders  and  make such payments  for  purchases  and  redemptions  directly  to  Distributor  or  Company  or  its  affiliate, as applicable,  as  is  otherwise  provided  in  the  Agreement.

(g)  These  procedures  are  subject  to  any  additional  terms  in  each  Fund's  prospectus  and  the requirements of  applicable  law.  The  Funds  reserve  the  right,  at  their  discretion  and  without notice, to  suspend  the  sale  of  shares  or  withdraw  the  sale  of  shares  of  any  Fund.

2.           Company or  its  affiliate,  Distributor  and  clearing  agents  (if  applicable)  are  each  required  to  have entered into  membership  agreements  with  NSCC  and  met  all  requirements  to  participate  in  the  MFPS  and Fund/SERV systems  before  these  procedures  may  be  utilized.   Each  party  will  be  bound  by  the  terms  of their membership  agreement  with  NSCC  and  will  perform  any  and  all  duties,  functions,  procedures  and responsibilities assigned  to  it  and  as  otherwise  established  by  NSCC  applicable  to  the  MFPS  and Fund/SERV system  and  the  Networking  Matrix  Level  utilized.

3.          Except as  modified  hereby,  all  other  terms  and  conditions  of  the  Agreement  shall  remain  in  full force and  effect.  Unless  otherwise  indicated  herein,  the  terms  defined  in  the  Agreement  shall  have  the same meaning  as  in  this  Exhibit.

24(b)(8)(r)	Participation agreement between Midland National Life Insurance Company and Prudential.

FUND PARTICIPATION  AGREEMENT

Midland National  Life  Insurance  Company The Prudential  Series  Fund  Prudential  Investments  LLC

and

Prudential Investment  Management  Services  LLC December 20, 2011

TABLE OF  CONTENTS

Article VII.  Potential  Conflicts  and  Compliance  With  Mixed

PARTICIPATION  AGREEMENT

Among

MIDLAND NATIONAL  LIFE  INSURANCE  COMPANY THE PRUDENTIAL  SERIES  FUND PRUDENTIAL INVESTMENTS LLC

and

PRUDENTIAL INVESTMENT  MANAGEMENT  SERVICES  LLC

'

THIS AGREEMENT,  made  and  entered  into  as  ofthis  20th  day  of  December,  2011,  by and among  MIDLAND  NATIONAL  LIFE  INSURANCE  COMPANY  (the  "Company"),  an Iowa life  insurance  company,  on  its  own  behalf  and  on  behalf  of  its  separate  accounts  (the "Accounts"); THE  PRUDENTIAL  SERIES  FUND,  an  open-end  management investment company organized  under  the  laws  of  Delaware  (the  "Fund");  PRUDENTIAL  INVESTMENTS LLC (the  "Adviser"),  a New  York limited  liability  company;  and  PRUDENTIAL INVESTMENT MANAGEMENT  SERVICES  LLC  (the  "Distributor1 ), a   Delaware  limited

liability company.

WHEREAS, the Fund  engages  in  business  as  an  open-end  management  investment company and  is  available  to  act  as  the  investment  vehicle  for  separate  accounts  established  for variable life  insurance  policies  and/or  variable  annuity  contracts  (collectively,  the "Variable Insurance  Products")   to   be   offered   by   insurance   companies,   which   have   entered   into participation agreements similar  to  this  Agreement  (hereinafter  "Participating  Insurance Companies"); and

WHEREAS, the  beneficial  interest  in  the  Fund  is  divided  into  several  series  of  shares, each designated  a  "Portfolio"  and  representing  the  interest  in  a  particular  managed  portfolio  of securities and  other  assets;  and

WHEREAS, the  Fund  is  able  to  rely  on  an  order  from  the  Securities  and  Exchange Commission (hereinafter  the  "SEC")  granting  Participating  Insurance  ompanies  and  variable annuity and  variable  life  insurance  separate  accounts  exemptions  from  the  provisions  of  sections

9(a), 13(a),  15(a),  and  15(b)  of  the  Investment  Company  Act  of  1940,  as  amended,  (hereinafter the "1940  Act")  and  Rules  6e-2(b)(15)  and  6e-3(T)(b)(15)  thereunder,  to  the  extent  necessary  to permit shares  of  the  Fund  to  be  sold  to  and  held  by  variable  annuity  and  variable  life  insurance separate accounts  of  life  insurance  companies  that  may  or  may  not  be  affiliated  with  one  another and qualified pension and  retirement  plans  ("Qualified  Plans")  (hereinafter  the  "Mixed  and Shared Funding  Exemptive  Order");  and

WHEREAS, the  Fund  is  registered  as  an  open-end  management  investment  company under the  1940  Act  and  shares  of  the  Portfolios  are  registered  under  the  Securities Act of  1933, as amended  (hereinafter  the  "1933  Act");  and

WHEREAS, the  Adviser  is duly registered  as  an  investment  adviser  under  the  Investment

Advisers Act  of  1940,  as  amended;  and

WHEREAS, the  Distributor  is  duly  registered  as  a  broker-dealer  under  the  Securities Exchange Act  of  1934,  as  amended,  (the  "1934  Act")  and  is  a  member  in  good  standing  of  the Financial Industry  Regulatory  Authority  ("FINRA");  and

WHEREAS, the  Company  has  issued  and  plans  to  continue  to  issue  certain  variable  life insurance  policies  and/or  variable   annuity   contracts   supported   wholly   or   partially   by  the Accounts (the  "Contracts"),  and  the  Contracts  are  listed  on  Schedule  A  attached  hereto  and incorporated herein  by  reference,  as  such  schedule  may  be  amended  from  time  to  time  by  mutual written agreement  of  the  parties;  and

WHEREAS, each  Account  is  a  duly  organized,  validly  existing  segregated  asset  account, established by  resolution  of  the  Board  of  Directors  of  the  Company  under  the  insurance  laws  of the State  of  Iowa,  to  set  aside  and  invest  assets  attributable  to  the  Contracts;  and

WHEREAS, the  Company  has  registered  each  Account  under  the  1940  Act, unless such

Account is  exempt  from  registration  thereunder;

WHEREAS, to  the  extent  permitted  by  applicable  insurance  laws  and  regulations,  the Company intends  to  purchase  shares  in  the  Portfolios  listed  on  Schedule  B  attached  hereto  and incorporated herein  by  reference,  as  such  schedule  may  be  amended  from  time  to  time  by  mutual written agreement  of  the  parties  (the  "Portfolios"),  on  behalf  of  the  Accounts to fund  the Contracts, and  the  Distributor  is  authorized  to  sell  such  shares  to  the  Accounts  at  net  asset value; and

WHEREAS, to  the  extent  permitted  by  applicable  insurance  laws  and  regulations,  the Company also  intends  to  continue  to  purchase  shares in other  open-end  investment  companies  or series thereof  not  affiliated  with  the  Fund  (the  "Unaffiliated  Funds")  on  behalf  of  the  Accounts  to fund the  Contracts.

NOW, THEREFORE,  in  consideration  of  their  mutual  promises,  the  Company,  the  Fund, the Distributor  and  the Adviser agree  as  follows:

ARTICLE I.    Sale  of  Fund  Shares

1.1.     The  Distributor  agrees  to sell to  the  Company  those  shares  of  the  Portfolios  which the Account  orders,  executing  such  orders  on  each  Business  Day  at  the  net  asset  value  next computed after  receipt  by  the  Fund  or  its  designee of the  order  for  the  shares  of  the  Portfolios, subject to  the  terms  and  conditions  set  forth  in  the  Fund's  then-current  prospectus.  For  purposes of this  Section  1.1,  the  Company  shall  be  the  designee  of  the  Fund  for  the  limited  purpose  of receipt of  such  orders  and  receipt  by  such designee shall  constitute  receipt  by  the  Fund,  provided that the  Fund  receives  notice  of  any  such  order  sufficiently  in  advance  of  9:00  a.m. Eastern time on the  next  following  Business  Day.   "Business  Day"  shall  mean  any  day  on  which  the  New York Stock  Exchange  (the  ''NYSE")  is  open  for  trading  and  on  which  a  Portfolio  calculates  its net asset  value pursuant to  the  rules  of  the  SEC.

1.2.     Distributor  agrees  that  it  will accept  from   Company  orders  placed  through  a remote terminal  or  otherwise  electronically transmitted via  the  National  Securities  Clearing Corporation ("NSCC")  Fund/Serv  Networking program, provided,  however, that all  accounts opened or  maintained  pursuant  to  that  program  will  be  governed by applicable  NSCC  rules  and procedures.  Each  of  the  Distributor  and  Company  represents  and  warrants that it  has  duly executed the  standard  networking  agreement  (the "Networking Agreement"),  and  has  filed  such Networking Agreement  with the NSCC.   The  parties  further  agree  that,  if  the  NSCC  Fund/Serv Networking program  is  used  to  place  orders,  the  standard  Networking  Agreement  will  control insofar as  there  is  any  conflict  between  any  provision  of  the  Participation  Agreement  and  the standard Networking  Agreement.

1.3.     The  Fund  agrees  to  make  shares  of  the  Portfolios  available  for  purchase  at  the applicable net  asset  value  per  share  by  the  Company  and  the  Accounts  on  those  days  on  which the Fund  calculates  its  Portfolios'  net  asset  value  pursuant  to  rules  of  the SEC, and  the  Fund  shall calculate such  net  asset  value on each  day  on  which  the  NYSE  is  open  for  trading. Notwithstanding the  foregoing,  the  Fund  may refuse to  sell shares of  any  Portfolio  to any person, or suspend  or  terminate  the  offering  of  shares  of  any  Portfolio  if  such  action is required  by  law  or by regulatory  authorities  having  jurisdiction  or  is,  in  the  sole  discretion  of  the  Fund  acting  in good faith,  necessary  or  appropriate  in  the  best  interests  of  the  shareholders  of  such  Portfolio. All orders  received  by  the  Company  shall  be subject to  the  terms  of  the  then  current  prospectus of the  Fund,  including  the  Fund's   excessive  trading  policies.   The  Company  shall  use  its  best efforts, and shall  reasonably  cooperate  with, the Fund  to  enforce  stated  prospectus  policies regarding transactions  in  Portfolio  shares.  The  Company  represents  and  warrants  to  the  Fund,  the Adviser  and   the   Distributor   that   the   Company's   personnel   have   sufficient   expertise   and experience to  implement  this  Agreement in accordance  with  its  terms.      The  Company acknowledges that   orders  received  by  it  in   violation  of   the   Fund's   stated   policies  may  be subsequently revoked or  cancelled  by  the  Fund  and  that  the  Fund  shall  not  be  responsible  for  any losses incurred  by  the  Company  or  the  Contract  owner  as  a  result  of  such  cancellation.    In addition,  the  Company  acknowledges  that  the  Fund  has  the  right  to  refuse  any  purchase  order  for any reason,  particularly  if  the  Fund  determines  that  a  Portfolio  would  be  unable  to  invest  the money effectively  in  accordance  with  its  investment  policies  or  would  otherwise  be  adversely affected due  to  the  size  of  the  transaction,  frequency  of  trading,  or  other  factors.

1.4.     The Fund will  not  sell shares of  the  Portfolios  to  any other Participating  Insurance Company separate account unless  an  agreement  containing  provisions  the  substance  of  which  are the same as Sections  2.1, 2.2 (except  with  respect  to  designation  of  applicable  law),  3.5,  3.6,  3.7, and Article  VII  of this Agreement  is  in  effect  to  govern  such sales.

1.5.     The  Fund  agrees  to  redeem  for  cash,  on  the  Company's   request,  any  full  or fractional shares   of   the   Portfolios  held   by  the   Company,  executing  such   requests  on   each Business Day  at the net  asset  value  next  computed  after  receipt  by  the  Fund  or  its  designee  of  the request for  redemption.   For  purposes  of  this  Section  1.5,  the  Company  shall  be  the  designee  of the Fund  for  receipt  of  requests  for  redemption  and  receipt  by  such  designee  shall  constitute receipt by  the  Fund,  provided  that  the  Fund  receives  notice  of  any  such  request  for  redemption by 9:00  a.m.  Eastern  time  on  the  next following Business  Day  to  effect  any  redemption  by  9:00 a.m. Eastern  time  on  that  Business  Day.

1.6.    The  parties  hereto acknowledge that  the  arrangement  contemplated  by  this Agreement is  not  exclusive;  the  Fund's  shares  may  be sold to  other  Participating  Insurance Companies (subject  to  Section  1.4)  and  the  cash  value  of  the  Contracts may be  invested in other investment companies.

1.7.      The  Company  shall  pay  for  Fund  shares  by  3:00  p.m.  Eastern  time  on  the  next Business Day   after   an   order  to   purchase  Fund   shares   is   received   in   accordance  with   the provisions of Section 1.1  hereof.  Payment  shall  be in federal  funds transmitted by  wire  and/or by a credit  for  any  shares redeemed the  same  day  as  the  purchase.

1.8.        The Fund  shall  pay  and  transmit  the  proceeds  of  redemptions  of  Fund  shares  by

2:00 p.m. Eastern Time  on  the  next  Business  Day  after  a  redemption  order  is  received  in accordance with  Section  1.4  hereof;  provided,  however,  that  the  Fund  may  delay  payment  in extraordinary circumstances   to   the   extent   permitted   under  Section   22(e)   of   the   1940   Act.

Payment shall  be  in  federal  funds  transmitted  by  wire  and/or  a  credit  for  any  shares  purchased the same  day as the  redemption.

Each party  has  the  right  to  rely  on  information  or  confirmations  provided  by  the  other party (or  by  an  affiliate  of  the  other  party), and shall  not  be  liable  in  the  event  that  an  error  is  a result of  any  misinformation  supplied  by  the  other  party.

1.9.     Issuance  and  transfer  of  the  Fund's   shares  will  be  by  book  entry  only.    Stock certificates will  not  be  issued  to  the  Company  or  the  Accounts.  Shares  purchased  from  the  Fund will be  recorded  in  an  appropriate  title  for  the  relevant  Account  or  the  relevant  sub-account  of  an Account.

1.10.    The   Fund   shall   furnish   same   day   notice   (by   electronic   communication   or telephone, followed  by  electronic  confirmation)  to  the  Company  of  any  income,  dividends  or capital gain distributions payable  on  a  Portfolio's  shares.  The Company  hereby  elects  to  receive all such  income  dividends  and  capital  gain  distributions  as  are  payable  on  a  Portfolio's  shares  in additional shares  of  that  Portfolio.  The  Company  reserves  the  right  to  revoke  this  election  and  to receive all  such  income  dividends  and  capital  gain  distributions  in  cash.   The  Fund  shall  notify the Company by  the  end  of  the  next  following  Business  Day  of  the  number  of  shares  so  issued  as payment of  such  dividends  and  distributions.

1.11.   The  Fund  shall  make  the  net  asset  value  per  share  for  each  Portfolio  available  to the Company  on  each  Business  Day  as  soon  as  reasonably  practicable  after  the  net  asset  value per share  is  calculated  and  shall  use  its  reasonable  efforts  to  make  such  net  asset  value  per  share available by  7:00  p.m.  Eastern  time.    In  the  event  the  Fund  is  unable  to  make  the  7:00  p.m. deadline stated  herein,  it  shall  provide  additional  time  for  the  Company  to  place  orders  for  the purchase and  redemption  of  shares.    Such  additional  time  shall  be  equal  to  the  additional  time which the  Fund  takes  to  make  the  net  asset  value  available  to  the  Company,  but  under no circumstances shall such  additional  time  exceed  one  hour.    In  the  event  of  an  error  in  the computation of  a  Portfolio's  net  asset  value  per  share  (''NAV")  or  any  dividend  or  capital  gain distribution (each,  a  "pricing  error"),  the  Adviser  or  the  Fund  shall  notify  the  Company  as  soon as reasonably  possible  after  discovery  of  the  error.   Such  notification  may  be  verbal, but shall  be confirmed promptly in  writing.  A  pricing  error  shall  be corrected in  accordance  with  the  Fund's policies and  procedures,  which  comply in all  material  respects  with  applicable  law.    Upon notification by  the  Adviser  of  any  overpayment  due  to  a  pricing  error,  the  Company  shall  use commercially reasonable  efforts  to  remit  to  the  Adviser  any  overpayment.

1.12.   The  Company  agrees  that  it  shall  assume  sole  responsibility  for  the  actions  or inactions of  any  agent  or  service provider ("Agent")  engaged  by  the  Company,  whether  affiliated or unaffiliated, to perform  any  of  the  duties  or  obligations  assigned  to  the  Company  under  the Agreement as  fully  as  if  such  Agent's  actions  or  inactions  were  its  own.

ARTICLE II.  Representations  and  Warranties;  Agreements  Related  to  Disruptive  Trading

2.1.      The  Company  represents  and  warrants  that:     (a)  The  securities  deemed  to  be issued by  the  Accounts  are  or  will  be  registered  under  the  1933  Act,  or  are  not  so  registered in proper  reliance  upon   an   exemption   from   such   registration   requirements   (in   the   event   the Company or  the  Account  relies  upon  an  exemption  from  such  registration  requirements,  the Company undertakes  to  promptly  so  notify  the  Fund);  (b) the Contracts  will  be  issued  and  sold  in compliance in  all  material  respects  with  all  applicable  federal  and  state  laws;  and  (c)  the sale of the Contracts  shall  comply  in all material  respects  with  state  insurance  suitability  requirements.

2.2.      The  Company  represents  and  warrants  that:   (a)  it  is  an  insurance  company  duly organized and  in  good  standing  under  applicable  law;  (b)  it  has  legally  and  validly  established each Account  prior  to  any  issuance  or  sale  of  units  thereof  as  a  segregated  asset  account  under Iowa law;  and  (c)  it  has  registered  each  Account  as  a  unit  investment  trust  in  accordance  with  the provisions of  the  1940  Act to serve  as  a  segregated  investment  account  for  the  Contracts  and  will maintain such  registration  for  so  long  as  any  Contracts  are  outstanding  as  required  by  applicable law or,  alternatively, the Company  has  not  registered  one  or  more  Accounts  in  proper  reliance upon an  exclusion  from  such registration requirements.

2.3.      The  Fund  represents  and  warrants  that:   (a)  the  Fund  shares  sold  pursuant  to  this Agreement shall  be  registered  under  the  1933  Act;  (b)  the  Fund  shares  sold  pursuant  to  this Agreement shall be  duly  authorized  for  issuance  and  sold  in  compliance  with  all  applicable federal securities  laws;  (c)  the  Fund  is  and  shall  remain  registered  under  the  1940  Act;  and  (d) the Fund  shall  amend  the  registration  statement  for  its  shares  under  the  1933  Act  and  the  1940

Act from  time to time as  required  in  order  to  effect the continuous  offering  of  its  shares.

2.4.        The Fund  represents  and  warrants  that  it  has  adopted  a  plan  pursuant  to  Rule  12b-

1 under  the  1940  Act.   The  parties  acknowledge   that  the  Fund  reserves  the  right  to  modify  its existing plan  and  will  comply  with  applicable  provisions  and  SEC  interpretation  of  the  1940  Act with respect  to  any  distribution   plan.

2.5.      The  Fund  represents   and  warrants  that  it  shall  register  and  qualify  the  shares  for sale in  accordance  with  the  laws  of  the  various  states  if  and  to  the  extent  required  by  applicable law.

2.6.       The   Fund   represents   and   warrants   that   it   is   lawfully   organized   and   validly existing under  the  laws  of  the  State  of  Delaware  and  that  it  does  and  will  comply  in  all  material respects with  the  1940  Act.

2.7.        The   Fund,   Adviser   and   Distributor   make   no  representation   as  to   whether   any aspect of  its  operations  (including,  but  not  limited  to,  fees  and  expenses  and  investment  policies) complies with  the  insurance  laws  or  regulations  of  the  various  states.

2.8.      The   Adviser   represents   and   warrants   that   it  is   lawfully   organized   and   validly existing  under  the  laws  of  the  State  of  New  York  and  will  comply  in  all  material  respects  with any applicable  state  and  federal  securities  laws.

2.9.      The  Distributor  represents  and  warrants  that  it  is  and  shall  remain  duly  registered as a  broker-dealer   under  all  applicable  federal  and  state  securities  laws  and  is  a  member  in  good standing with  FINRA,  and  that  it  shall  perform  its  obligations   for  the  Fund  in  compliance  in  all material respects  with  the  laws  of  any  applicable  state  and  federal  securities  laws.

2.10.    The   Fund   and   the   Adviser   represent   and   warrant   that   all   of   their   respective officers,  employees,   investment   advisers,   and   other   individuals   or   entities   dealing   with   the money and/or  securities  of  the  Fund  are,  and  shall  continue  to  be  at  all  times,  covered  by  one  or more blanket  fidelity  bonds  or  similar  coverage  for  the  benefit  of  the  Fund  in  an  amount  not  less than the  minimal  coverage  required  by  Rule  17g-1  under  the  1940  Act  or  related  provisions  as may be  promulgated  from  time  to  time.   The  aforesaid  bonds  shall  include  coverage  for  larceny and embezzlement  and  shall  be  issued  by  a  reputable  bonding  company.

2.11.    The   Fund   and   the   Adviser   represent   and   warrant   that   they   will   provide   the Company with  as  much  advance  notice  as  is  reasonably  practicable,  subject  to  applicable  law,  of any material  change  affecting  the  Portfolios  (including,  but  not  limited  to,  any  material  change  in the  registration   statement   or   prospectus   affecting   the   Portfolios)   and   any   proxy   solicitation affecting the  Portfolios  and  consult  with  the  Company  in  order  to  implement  any  such  change  in an  orderly   manner,   recognizing    the   expenses   of   changes   and   attempting   to   minimize   such expense  by  implementing   them  in  conjunction  with  regular  annual  updates  of  the  prospectus  for the Contracts  where  reasonably  practicable.

2.12.    The   Company   represents   and   warrants,   for   purposes   other   than   diversification under Section   817  of  the   Internal   Revenue   Code   of  1986   as  amended   (the  "Code"),   that  the Contracts  are  currently   and  at  the  time  of  issuance   will  be  treated  as  annuity   contracts   or  life

insurance policies  under  applicable  provisions  of  the  Code,  and  that  it  will  make  every  effort  to maintain such  treatment  and  that  it  will  notify  the  Fund, the Distributor  and  the  Adviser immediately upon  having  a  reasonable  basis  for  believing  that the Contracts have ceased to be  so treated or  that  they  might  not  be  so  treated  in  the  future.   In  addition,  the  Company  represents and warrants  that  each  Account  is  a  "segregated  asset  account"  and  that  interests  in  each  Account are offered  exclusively  through  the  purchase  of  or  transfer  into  a  ''variable  contract"  within  the meaning of  such  terms  under  Section  817  of  the  Code  and  the  regulations  thereunder.    The Company will  use  best  efforts  to  continue  to  meet  such  definitional  requirements,  and  it  will notify the  Fund,  the  Distributor  and  the  Adviser  immediately  upon  having  a  reasonable  basis  for believing that  such  requirements  have  ceased  to  be  met  or  that  they  might  not  be  met  in  the future.   The  Company  represents  and  warrants  that  it  will  not  purchase  Fund  shares  with  assets derived from  tax-qualified  retirement  plans  except,  indirectly,  through  Contracts  purchased  in connection with  such  plans.

2.13.   The  Company  represents  and  warrants  that  it  is  currently  in  compliance,  and  will remain in  compliance,  with  all  applicable  anti-money  laundering  laws,  regulations, and requirements.    In  addition,  the  Company  represents  and  warrants that it  has  adopted  and implemented policies  and  procedures reasonably designed  to  achieve  compliance  with  the applicable requirements  administered  by  the  Office  of  Foreign  Assets  Control  ("OFAC")  of  the U.S.  Department  of  the  Treasury.

2.14.   The  Company  represents  and  warrants  that  it  is  currently  in  compliance,  and  will remain in  compliance, with all  applicable  laws,  rules  and  regulations  relating  to  consumer privacy, including,  but  not  limited  to,  Regulation  S-P.

2.15.   The  Company  represents  and  warrants  that  it  has  adopted,  and  will  at  all  times during the  term  of  this  Agreement  maintain, reasonable and  appropriate procedures ("Late Trading Procedures")  designed  to  ensure that any  and  all  orders  relating  to  the  purchase,  sale  or exchange of Fund  shares  communicated  to  the  Fund  to  be  treated  in  accordance  with  Article  I  of this Agreement as  having  been  received  on  a  Business  Day,  have been received  by  the  Valuation Time on  such  Business  Day  and  were  not  modified  after  the  Valuation Time, and  that  all  orders received from  Contract owners but  not  rescinded  by  the  Valuation Time were  communicated  to the Fund  or  its  agent  as  received  for  that  Business  Day.   The  Company  represents and warrants that it  has  adopted  and  implemented  controls reasonably designed  to  ensure  that  all  orders received by  the  Company  after  the  close  of  the  New  York  Stock  Exchange on a  particular Business Day  will  not  be  aggregated  with  orders  received  by  the  Company  before  the  close  of the New  York  Stock  Exchange  on  such  Business  Day.  "Valuation  Time"  shall  mean  the  time  as of which  the  Fund  calculates  net  asset  value  for  the  shares  of  the  Portfolios  on  the  relevant Business Day.

2.16.    Each  transmission  of  orders  by  the  Company shall constitute  a  representation  by the Company  that  such  orders  are  accurate  and  complete  and  relate  to  orders  received  by  the Company by  the  Valuation  Time on the  Business  Day  for  which  the order is  to  be  priced  and  that such transmission  includes  all  orders  relating  to  Fund  shares  received  from  Contract owners but not rescinded  by  the  Valuation  Time.   The  Company  agrees  to  provide  the  Fund  or  its  designee with a  copy  of  the  Late  Trading  Procedures  and  such  certifications  and  representations  regarding the Late  Trading  Procedures  as  the  Fund  or  its  designee  may  reasonably  request.

2.17 (a)           The  Company  agrees  to  cooperate  with  all  reasonable  requests  by  the Fund with  respect  to  discouraging,  monitoring  and  terminating  patterns  of  trading  that  the  Fund deems disruptive.   Specifically,  the  Company  agrees,  upon  written  request,  to  provide  the  Fund with the Taxpayer Identification  Number  ("TIN"),  if  known,  of  any  and  all  Contract  owner(s)  of the account  and  the  amount,  date,  name  or  other  identifier  of  any  investment  professional(s) associated with  the  Contract  owner(s)  or  account  (if  known)  and  transaction  type  (transfer  or exchange) of every  transfer  or  exchange  of  the  Portfolios'  shares  held  through  an  Account maintained by  the  Company  during  the  period  covered  by  the  request.

(i)       The  Fund  may  request  such  transaction  information  older  than  three  (3) months from  the  date  of  the  request  as  it deems necessary  to  investigate  compliance  with  policies established by  the  Fund  for  the  purpose  of  eliminating  or  reducing  any  dilution  of  the  value of the outstanding  shares  issued  by  the  Fund.    If  the  Company  provides  the  Fund  a  daily  feed, unless otherwise  directed  by the Fund,  the  Company  agrees  to  provide  the  information  specified in this  Section  2.17(a)  for  each  trading  day.

(ii)        The  Company  agrees  to  transmit  the  transaction  information  that  is  on  its books and  records  to  the  Fund  or  its  designee  promptly,  but  in  any  event  not  later  than  ten  (10) business days  after  the  end  of  the  period covered by  the  information.    If  the  transaction information is  not  on  the  Company's  books  and  records,  the  Company  agrees  to  use  reasonable efforts to:  (A)  promptly  obtain  and  transmit  the  requested  information;  (B)  obtain  assurances from the  Contract  owner  that  the  requested  information  will  be  provided  to  the  Fund  promptly; or (C)  if  directed  by  the  Fund,  restrict  or  prohibit  further  purchases  of  the  Fund's  shares  from such Contract  owner.  In  such  instance,  the  Company  agrees  to  inform  the  Fund whether it  plans to perform (A), (B),  or  (C).   Responses  required  by  this  sub-Section  must  be  communicated  in writing and  in  a  format  mutually  agreed  upon  by  the  parties.    To  the  extent  practicable,  the format for  any  transaction  information provided to  the  Fund  should  be  consistent  with  the National Securities  Clearing  Corporation's  Standardized  Data  Reporting  Format.

(iii)      The   Fund  agrees  not  to   use  the   information  received  pursuant  to  this Section 2.17(a)  for  marketing  or  any  other  similar  purpose  without  the  Company's  prior  written consent.

(b)     The  Company  agrees  to  execute  written  instructions  from  the  Fund  to  restrict  or prohibit further  purchases  or  exchanges  of  the  Portfolios'  shares  by  a  Contract  owner  that  has been identified  by  a  Fund  as  having  engaged  in  transactions  of  such  Portfolios'  shares  (directly or indirectly  through  the  Company's  account)  that violate policies  established  by  the  Fund  for  the purpose of  eliminating  or  reducing any dilution  of  the  value  of  the  outstanding  securities  issued by the  Fund.

(i)           Instructions must  include  the  TIN,  if  known,  and  the  specific  restriction(s)  to  be executed, including  how  long  the  restriction(s)  is(are)  to  remain  in  place.  If  the  TIN is not  known,  the  instructions  p}Ust  include  an  equivalent identifying number  of  the

Contract owner  or  other  agreed  upon  information  to  which  the  instruction  relates.

(ii)       The  Company  agrees  to  execute  instructions  as  soon  as  reasonably  practicable, but not  later   than   five   (5)   business   days   after   receipt   by   the   Company   of   the instructions.

(iii)      The  Company  must  provide  written  confirmation  to  the  Fund  that  instructions  have been executed.  The  Company  agrees to provide  confirmation  as  soon  as reasonably practicable, but  not  later  than  ten  (10)  business  days  after  the  instructions  have  been executed.

(c)       For purposes  of  this  Section  2.17:

(i)        The  term  "Fund"  includes  the  Adviser  and  Prudential  Mutual  Fund  Services  LLC, the Fund's  Transfer  Agent,  but  does  not  include any "excepted  funds"  as  defined  in Rule 22c-2(b)  under  the  1940  Act.

(ii)       The  term "Contract   owner"  means  holder  of   interests  in  a   variable  annuity  or variable life  insurance  Contract issued by  the  Company.

(iii)         The term  "written"  includes  electronic  writings  and  facsimile  transmissions.

2.18    The   Company   represents   and   warrants   that    it   has   implemented   effective compliance policies  and  procedures  administered  by  qualified  personnel  as  required  by  and  in accordance with  any and all  applicable  laws,  rules  and  regulations.

2.19    Each  party  represents  that  the  execution  and  delivery  of  this  Agreement  and  the consummation  of   the   transactions   contemplated   herein   have   been   duly   authorized   by   all necessary corporate  or  board  action,  as  applicable,  by  such  party  and  when  so  executed  and delivered this  Agreement  will  be  the  valid  and  binding  obligation  of  such  party  enforceable  in accordance with  its  terms.

ARTICLE III.  Prospectuses  and  Proxy  Statements;  Voting

3.1.      At  least  annually,  the  Adviser  or  Distributor  shall  provide  the  Company  with  as many copies  of  the  Fund's   current  prospectus  as  the  Company  may  reasonably  request,  with expenses to  be  borne  in  accordance  with  Schedule  C  hereof.  If  requested by the  Company in lieu thereof, the  Adviser, Distributor or  Fund  shall  provide such documentation  (including  an electronic version  of  the  current  prospectus)  and  other  assistance  as  is  reasonably  necessary  in order for  the  Company  once  each  year  (or  more  frequently  if  the  prospectus  for  the  Fund  is amended) to  have  the  prospectus  for  the  Contracts  and  the  prospectus for the  Fund  printed together in one document.

3.2.        If applicable  state  or  federal  laws  or  regulations  require  that  the  Statement  of

Additional Information  ("SAl")  for  the  Fund  be  distributed  to all Contract owners,  then the Fund,

Distributor and/or  the  Adviser  shall  provide  the  Company  with  copies  of  the  Fund's  SAl  in  such quantities, with  expenses  to  be  borne  in  accordance  with  Schedule  C  hereof,  as  the  Company may reasonably  require  to  permit  timely  distribution  thereof  to  Contract  owners.   The  Adviser, Distributor and/or  the  Fund  shall  also  provide  an  SAl  to  any  Contract  owner  or  prospective owner who  requests  such  SAl  from  the  Fund.

3.3.     The  Fund,  Distributor  and/or  Adviser  shall  provide  the  Company  with  copies of the Fund's  proxy  materials,  reports  to  shareholders  and  other  communications  to  shareholders  in such quantity,  with  expenses  to  be borne in  accordance  with  Schedule C hereof,  as  the  Company may reasonably  require  to  permit  timely  distribution  thereof  to  Contract  owners.

3.4.     It  is  understood  and  agreed  that,  except  with  respect  to  information  regarding  the Company provided  in writing by  that  party,  the  Company  shall  not  be  responsible  for  the  content of the  prospectus  or  SAl  for  the  Fund.   It  is  also  understood  and  agreed  that,  except  with respect to information  regarding  the  Fund,  the  Distributor,  the  Adviser  or  the  Portfolios  provided  in writing by  the  Fund,  the  Distributor  or  the  Adviser,  neither  the  Fund,  the  Distributor  nor  Adviser are responsible  for  the  content  of  the  prospectus  or  SAl  for  the  Contracts.

3.5.      If and  to  the  extent  required  by  law  the  Company  shall: (a)          solicit voting  instructions  from  Contract  owners;

(b)         vote the  Portfolio  shares  held  in  the  Accounts  in  accordance  with instructions received  from  Contract  owners;

(c)       vote  Portfolio  shares  held  in  the  Accounts  for  which  no  instructions  have been received in the  same  proportion  as  Portfolio  shares  for  which  instructions  have  been received from  Contract  owners,  so  long  as  and  to  the  extent  that  the  SEC  continues  to  interpret the 1940  Act  to  require  pass-through  voting  privileges  for  variable  contract  owners;  and

(d)       vote  Portfolio  shares  held  in  its  general  account  or  otherwise  in  the  same proportion as  Portfolio  shares  for  which  instructions  have  been  received  from  Contract owners, so long  as  and  to  the  extent  that  the  SEC  continues  to  interpret  the  1940  Act  to  require  such voting by  the  insurance  company.   The  Company  reserves  the  right  to  vote  Fund  shares  in  its own right,  to  the  extent  permitted  by law.

3.6.     The  Company  shall  be  responsible  for  assuring  that  each  of  its  separate accounts holding shares  of  a  Portfolio  calculates  voting privileges as  directed  by  the  Fund  and  agreed  to by the  Company  and  the  Fund.  The  Fund  agrees  to  promptly  notify  the  Company  of  any  changes of interpretations  or  amendments  of  the  Mixed  and  Shared  Funding  Exemptive.  Order.

3.7.     The  Fund  will  comply  with  all  provisions  of  the  1940  Act  requiring  voting  by shareholders.    Further,  the  Fund  will  act  in  accordance  with  the  SEC's   interpretation  of  the requirements of  Section  16(a)  with  respect to periodic  elections  of  directors  or  trustees  and  with whatever rules  the  SEC  may  promulgate  with  respect  thereto.

ARTICLE IV.   Sales  Material  and  Information

4.1.      The   Company   shall   furnish,   or  shall   cause   to  be  furnished,   to   the  Fund   or  its designee, a  copy  of  each  piece  of  sales  literature  or  other  promotional  material  that  the  Company develops or  proposes  to  use and in  which  the  Fund  (or  Portfolio  thereof),  the  Adviser  or  the Distributor is  named  in  connection   with  the  Contracts,  at  least  ten  (10)  business  days  prior  to  its use.  No  such  material  shall  be  used  if  the  Fund  objects  to  such  use  within  five  (5)  business  days after receipt  of  such  material.

4.2.      The   Company   shall   not   give   any   information   or   make   any   representations   or statements on  behalf  of  or  concerning  the  Fund,  Portfolios,  Adviser  or  Distributor   in  connection with the  sale  of  the  Contracts  other  than  the  information  or  representations contained in  the registration statement,  including  the  prospectus  or  SAl  for  the  Fund  shares,  as  the  same  may  be amended or  supplemented   from  time  to  time,  or  in  sales  literature  or  other  promotional  material approved   by   the   Fund,    Distributor    or   Adviser,   except   with   the   permission    of   the   Fund, Distributor or  Adviser.

4.3.       The   Fund,   the   Adviser   or   the   Distributor   shall   furnish,   or   shall   cause   to   be furnished, to  the  Company,  a  copy  of  each  piece  of  sales  literature  or  other  promotional  material in which  the  Company  and/or  its  Accounts  are  named  at  least  ten  (10)  business  days  prior  to  its use.  No  such  material  shall  be  used  if  the  Company  objects  to  such  use  within  five  (5)  business days after  receipt  of  such  material.

4.4.      The  Fund,  the  Distributor  and  the  Adviser  shall  not  give  any  information  or  make any representations   on  behalf  of  the  Company  or  concerning  the  Company,  the  Accounts,  or  the Contracts  other   than   the  information   or   representations   contained   in  a  registration   statement, including the  prospectus  or  SAl  for  the  Contracts,  as  the  same  may  be  amended  or  supplemented from time  to  time,  or  in  sales  literature  or  other  promotional  material  approved  by  the  Company or its  designee,  except  with  the  permission  of  the  Company.

4.5.      For   purposes   of   Articles   IV   and   VIII,   the   phrase   "sales   literature   and   other promotional material"  includes,  but  is  not  limited  to,  advertisements   (such  as  material  published, or designed  for  use  in,  a  newspaper,  magazine,  or  other  periodical,  radio,  television,  telephone  or tape recording,   videotape   display,   signs  or  billboards,   motion   pictures,  or other   public  media; e.g., on-line   networks  such  as  the  Internet  or  other  electronic   media),  sales   literature  (i.e.,  any written  communication    distributed   or   made   generally   available   to   customers   or   the   public, including   brochures,   circulars,   research   reports,   market   letters,   form   letters,   seminar   texts, reprints or  excerpts  of  any  other  advertisement,  sales  literature,  or  published  article),  educational or training  materials  or  other  communications  distributed  or  made  generally  available  to  some  or all agents  or  employees,  and  shareholder  reports,  and  proxy  materials  (including  solicitations  for voting instructions)   and  any  other  material  constituting   sales  literature  or  advertising   under  the FINRA rules,  the  1933  Act  or  the  1940  Act.

4.6.      At   the   request   of   any   party   to   this   Agreement,   each   other   party   will   make available  to   the   other   party's   independent   auditors   and/or   representatives   of   the   appropriate regulatory agencies,  all  records,  data  and  access  to  operating  procedures  that  may  be  reasonably requested in  connection  with  compliance  and  regulatory  requirements  related  to  this  Agreement or any  party's  obligations  under  this Agreement.

ARTICLE V.  Fees  and  Expenses

5.1.     The  Fund,  the  Distributor  and  the  Adviser  shall  pay  no  fee  or  other  compensation to the  Company  under  this  Agreement,  and  the  Company shall pay no  fee  or  other  compensation to the  Fund,  the  Distributor  or  Adviser  under  this  Agreement;  provided,  however,  (a)  the  parties will bear  their  own  expenses  as  reflected  in  Schedule C and  other  provisions  of  this  Agreement, and (b)  the  parties  may  enter  into  other  agreements  relating  to  the  Company's  investment  in  the Fund, including  services  agreements.

Each Party  agrees  to  cooperate  with  the  others,  as  applicable,  in  arranging  to  print,  mail and/or deliver,  in  a  timely  manner, combined or  coordinated  prospectuses  or  other  materials  of the Portfolios  and  the  Accounts.

ARTICLE VI.  Diversification  and  Qualification

6.1.     The  Fund,  Distributor  and  Adviser  represent  and  warrant  that  the  Fund  and  each Portfolio thereof  will  at  all  times comply with  Section  817(h)  of  the  Code  and  Treasury Regulation §1.817-5,  as  amended  from  time  to  time,  and  any  Treasury  interpretations  thereof, relating to  the  diversification  requirements  for  variable  annuity,  endowment,  or  life  insurance contracts and  any  amendments  or  other  modifications  or  successor  provisions  to  such  Section  or Regulations.  The  Fund,  the  Distributor  or  the  Adviser  shall,  upon  request,  provide to the Company a  quarterly  written  diversification  report,  which  shall  show  the  results  of  the  quarterly Section 817(h)  diversification test and  include  a  certification  as  to  whether  each  Portfolio complies with  the  Section  817(h)  diversification  requirement.

•                         6.2.      The Fund,  the  Distributor  and  the  Adviser  agree  that  shares  of  the  Portfolios  will  be  sold  only  to  Participating  Insurance  Companies  and  their  separate  accounts  and  to  Qualified Plans.  No  shares  of  any  Portfolio  of  the  Fund  will  be  sold  to  the  general  public.   However,  it  is understood by  the  Company  that  the  Fund  may  sell  shares  of  any  Portfolio  to  any  person  eligible to invest  in  that  Portfolio  in  accordance  with  applicable  provisions  of  Section  817(h)  under  the Code and the  regulations  thereunder,  and  that  if  such  provisions  are  not  applicable,  then the Fund may sell  shares  of  any  Portfolio  to  any  person,  including  members  of  the  general  public.

6.3.     The Fund, the  Distributor  and  the  Adviser  represent  and  warrant  that  the  Fund  and each Portfolio  is  currently qualified as  a  Regulated  Investment  Company  under  Subchapter  M  of the Code, and that  each  Portfolio  will  maintain  such  qualification  (under  Subchapter  M  or  any successor or  similar  provisions)  as  long  as  this Agreement is  in  effect.

6.4.     The  Company  agrees  that  if  the   Internal  Revenue  Service  ("IRS")   asserts  in writing in  connection  with  any  governmental audit or  review  of  the  Company  (or,  to  the Company's knowledge,  of  any  Contract  owner)  that  any  Portfolio  has  failed  to  comply  with  the diversification requirements  of  Section  817(h)  of  the  Code  or  the  Company  otherwise  becomes aware of  any  facts  that  could give rise  to  any  claim  against  the  Fund,  Distributor  or  Adviser  as a result of  such  a  failure  or  alleged  failure:

(a)       The Company  shall  promptly  notify  the  Fund,  the  Distributor  and  the

Adviser of  such  assertion  or  potential  claim;

(b)       The  Company  shall  consult  with  the  Fund,  the  Distributor  and  the  Adviser as to  bow  to  minimize  any  liability  that  may  arise  as  a  result  of  such  failure  or  alleged  failure;

(c)       The  Company  shall  use  its  best  efforts  to  minimize  any  liability  of  the Fund, the  Distributor  and  the  Adviser  resulting  from  such  failure,  including,  without  limitation, demonstrating, pursuant  to  Treasury  Regulations,  Section  1.817-5(a)(2),  to  the  commissioner  of the IRS  that  such  failure  was  inadvertent;

(d)       Any  written  materials  to  be  submitted  by  the  Company  to  the  IRS,  any Contract owner  or  any  other  claimant  in  connection  with  any  of  the  foregoing  proceedings  or contests (including,  without  limitation,  any  such  materials  to  be  submitted  to  the  IRS  pursuant  to Treasury Regulations,  Section  1.817-5(a)(2))  shall  be provided by  the  Company  to  the  Fund,  the Distributor and  the  Adviser  (together  with  any  supporting  information  or  analysis)  within  at  least two (2)  business  days  prior  to  submission;

(e)       The  Company  shall  provide  the  Fund,  the  Distributor  and  the  Adviser  with such cooperation  as  the  Fund,  the  Distributor  and  the  Adviser shall reasonably  request (including, without  limitation,  by  permitting  the  Fund,  the  Distributor  and  the  Adviser  to  review the relevant  books  and  records  of  the  Company) in order  to  facilitate  review  by  the  Fund,  the Distributor and  the  Adviser  of  any  written  submissions  provided  to  it  or  its  assessment of the validity or  amount  of  any  claim  against  it  arising  from  such  failure  or  alleged  failure;

(t)       The  Company  shall  not  with  respect  to  any  claim  of  the IRS  or  any Contract owner  that  would  give  rise  to a claim against the  Fund,  the  Distributor  and  the  Adviser (i) compromise  or  settle  any  claim,  (ii)  accept  any  adjustment  on  audit,  or  (iii)   forego  any allowable administrative or judicial  appeals,  without  the  express  written  consent  of  the  Fund,  the Distributor and   the  Adviser,  which  shall   not   be  unreasonably  withheld;  provided  that,  the Company shall  not  be  required  to  appeal  any  adverse  judicial  decision  unless  the  Fund  and  the Adviser shall  have  provided  an  opinion  of  independent  counsel  to  the  effect  that  a  reasonable basis exists  for  taking  such  appeal;  and  further  provided  that  the  Fund,  the  Distributor  and  the Adviser shall  bear  the  costs  and  expenses,  including  reasonable  attorney's  fees,  incurred  by  the Company in  complying  with  this  clause  (f).

ARTICLE VII.  Potential  Conflicts  and  Compliance  With  Mixed  and  Shared  Funding  Exemptive

Order

7.1.     The  Board  of  the  Fund  (the  "Board")  will  monitor  the  Fund  for  the  existence  of any material  irreconcilable  conflict  between  the  interests  of  the  Contract owners of  all  separate accounts investing  in  the  Fund.   An  irreconcilable  material  conflict  may  arise  for  a  variety  of reasons, including:   (a)  an  action  by  any  state  insurance  regulatory  authority;  (b)  a  change  in applicable federal  or  state  insurance,  tax,  or  securities  laws  or  regulations,  or  a  public  ruling, private letter  ruling,  no-action  or  interpretative  letter,  or  any  similar  action  by  insurance,  tax,  or securities regulatory  authorities;  (c)  an  administrative or judicial  decision  in  any  relevant proceeding; (d)  the  manner  in  which  the  investments  of  any  Portfolio  are  being  managed;  (e)  a difference in  voting  instructions  given  by  variable  annuity  contract  and  variable  life  insurance contract owners  or  by  contract  owners  of  different  Participating  Insurance  Companies;  or  (f)  a decision by  a  Participating  Insurance  Company  to  disregard  the  voting  instructions of Contract owners.  The  Board  shall  promptly  inform  the  Company  if  it  determines  that  an  irreconcilable material conflict  exists  and  the  implications  thereof.

7.2.      The  Company  will  report  any  potential  or  existing  conflicts  of  which  it  is  aware  to the Board.    The  Company  will  assist  the  Board  in  carrying  out  its  responsibilities  under  the Mixed and  Shared  Funding  Exemptive  Order,  by  providing the Board  with  all  information reasonably necessary  for  the  Board  to  consider  any  issues  raised.    This  includes,  but  is  not limited to,  an  obligation  by  the  Company  to  inform  the  Board  whenever  Contract  owner  voting instructions are  to  be  disregarded.    Such  responsibilities  shall  be  carried  out  by  the  Company with a  view  only  to  the  interests  of  its  Contract  owners.

7.3.     If  it  is  determined  by  a  majority  of  the  Board,  or  a  majority  of  its  directors  who are not  interested  persons  of  the  Fund,  the  Distributor,  the  Adviser or any  subadviser  to  any  of the Portfolios  (the  "Independent  Directors"),  that  a  material  irreconcilable  conflict  exists,  the Company and  other  Participating  Insurance  Companies  shall,  at  their  expense  and  to  the  extent reasonably practicable  (as  determined  by  a  majority  of  the  Independent  Directors),  take  whatever steps are  necessary  to  remedy  or  eliminate  the  irreconcilable material conflict,  up  to  and including:  (1)  withdrawing  the  assets  allocable  to  some  or  all  of  the  separate  accounts  from  the Fund or  any  Portfolio  and  reinvesting  such  assets  in  a  different  investment  medium,  including (but not  limited  to)  another  Portfolio,  or  submitting  the  question  whether  such  segregation  should be implemented  to  a  vote  of  all  affected  Contract  owners  and,  as  appropriate,  segregating  the assets of  any  appropriate  group  (i.e.,  annuity  contract  owners,  life  insurance  contract owners, or variable contract  owners  of  one  or  more  Participating  Insurance  Companies)  that  votes  in  favor of such  segregation,  or  offering  to  the  affected  contract  owners  the  option  of  making  such  a change; and  (2)  establishing  a  new  registered  management  investment  company  or  managed separate account.   The  Company's  responsibility  to  take  remedial  action  shall  be  carried  out  by the Company  with  a  view  only  to  the  interests  of  Contract  owners.

7.4.     If  a  material  irreconcilable  conflict  arises  because  of  a  decision  by  the  Company to disregard  Contract  owner  voting  instructions  and  that  decision  represents  a  minority  position or would  preclude  a  majority  vote,  the  Company  may  be  required,  at  the  Fund's   election,  to withdraw the  Account's  investment  in  the  Fund  and  terminate  this  Agreement; provided, however, that  such  withdrawal  and  termination  shall  be  limited  to  the  extent  required  by  the foregoing material  irreconcilable  conflict  as  determined by a  majority  of  the  Independent Directors. Any  such  withdrawal  and  termination  must take place  within  six  (6)  months  after  the Fund gives  written  notice that this  provision  is  being implemented, and  until  the end of  that  six month period  the  Adviser,  the  Distributor  and  the  Fund  shall  continue  to  accept  and  implement orders by  the  Company  for  the  purchase  (and  redemption)  of shares  of  the  Fund,  subject  to  the terms of  the  Fund's  then-current  prospectus.

7.5.      If  a   material   irreconcilable   conflict   arises   because   a   particular   state   insurance regulator's  decision   applicable   to   the   Company   conflicts   with   the   majority   of   other   state regulators, then  the  Company  will  withdraw  the  Account's  investment   in  the  Fund  and  terminate this Agreement   within  six  months  after  the  Board  informs   the  Company   in  writing  that  it  has determined that  such  decision  has  created  an  irreconcilable  material  conflict;  provided,  however, that such  withdrawal  and  termination   shall  be  limited   to  the  extent   required   by  the  foregoing material irreconcilable   conflict  as  determined  by  a  majority  of  the  Independent   Directors.   Until the end  of   the  foregoing   six-month   period,  the Fund   shall   continue   to  accept   and   implement orders by  the  Company  for  the  purchase  (and  redemption)   of  shares  of  the  Fund,  subject  to  the terms of  the  Fund's  then-current  prospectus.

7.6.     For purposes of  Sections  7.3  through  7.5  of  this  Agreement,  a  majority  of  the Independent Directors  shall  determine  whether  any proposed action  adequately  remedies  any irreconcilable  material   conflict,   but  in  no  event   will  the  Fund   be  required   to  establish   a  new funding  medium   for   the   Contracts.     The   Company   shall   not   be   required   by   Section   7.3   to establish a  new  funding  medium  for  the  Contracts  if  an  offer  to  do  so  has  been  declined  by  vote of a  majority  of  Contract  owners affected  by the  irreconcilable   material   conflict.    In  the  event that   the    Board    determines    that    any    proposed    action    does    not    adequately    remedy    any irreconcilable material  conflict,  then  the  Company  will  withdraw  the  Account's  investment  in  the Fund and  terminate  this  Agreement  within  six  (6)  months  after  the  Board  informs  the  Company in  writing   of   the   foregoing    determination;    provided,    however,   that   such   withdrawal   and termination shall  be  limited  to  the  extent  required  by  any  such  material  irreconcilable  conflict  as determined by  a  majority  of  the  Independent  Directors.

7.7.        If and  to  the  extent  that  Rule  6e-2  and  Rule  6e-3(T)  are  amended,  or  Rule  6e-3  is adopted, to  provide  exemptive  relief  from  any  provision  of  the  1940  Act  or  the  rules  promulgated thereunder with  respect  to  mixed  or  shared  funding  (as  defined  in  the  Mixed  and  Shared  Funding Exemptive  Order)   on   terms   and   conditions   materially   different   from   those   contained   in   the Mixed  and   Shared   Funding   Exemptive   Order,   then   (a)   the   F   nd   and/or   the   Participating Insurance Companies,  as  appropriate,  shall  take  such  steps  as  may  be  necessary  to  comply  with Rules  6e-2  and  6e-3(T),  as  amended,   and  Rule  6e-3,  as  adopted,   to  the  extent  such  rules  are applicable:  and  (b)  Sections   3.5,   3.6,  3.7,  7.1,  7.2,   7.3,  7.4,   and  7.5  of  this  Agreement   shall continue  in  effect   only  to  the  extent  that  terms and  conditions   substantially   identical   to  such Sections are  contained  in  such  Rule(s)  as  so  amended  or  adopted.

ARTICLE VIII.   Indemnification

8.1.        Indemnification by  the  Company

(a)       The   Company   agrees   to   indemnify   and   hold   harmless   the   Fund,   the Distributor  and  the  Adviser   and  each  of  their  respective  affiliates,   officers,  employees,   agents and directors  or  trustees  and  each  person,  if  any,  who  controls  the  Fund,  Distributor  or  Adviser within  the  meaning  of Section   15  of  the  1933  Act  (collectively,   the  "Indemnified   Parties"  for

purposes of this  Section  8.1)  against  any  and  all  losses,  claims,  expenses,  damages  and  liabilities (including amounts  paid  in  settlement  with  the  written  consent  of  the  Company)  or  litigation (including reasonable  legal  and  other  expenses)  to  which  the  Indemnified  Parties  may  become subject under  any  statute  or  regulation,  at  common  law  or  otherwise,  insofar  as  such  losses, claims, expenses,  damages  or  liabilities  (or  actions  in  respect  thereof)  or  settlements  are  related to the  sale  or  acquisition  of  the  Fund's  shares  or  the  Contracts  and:

(i)        arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged untrue statements  of  any  material  fact  contained  in  the  registration  statement  or prospectus or  SAl  covering  the  Contracts  or  contained  in  the  Contracts  or  sales literature or  other  promotional  material  for  the  Contracts  (or  any  amendment  or supplement  to   any  of  the   foregoing),  or   arise   out   of   or   are  based   upon   the omission or  the  alleged  omission  to  state  therein  a  material  fact  required  to  be stated  therein   or   necessary   to   make   the   statements   therein   not   misleading, provided  that this agreement  to  indemnify  shall  not  apply  as  to  any  Indemnified Party if  such  statement  or  omission  or  such  alleged  statement  or  omission  was made in  reliance  upon  and  in  conformity  with information furnished  in  writing  to the Company  by  or  on  behalf  of  the  Fund  for  use  in  the  registration  statement  or prospectus for  the  Contracts  or  in  the  Contracts  or  sales  literature or other promotional material  (or  any  amendment  or  supplement  to  any  of  the  foregoing) or otherwise  for  use  in  connection  with  the  sale  of  the  Contracts  or  Fund  shares; or

(ii)       arise  out  of  or  as  a  result  of  statements  or  representations  (other than statements  or  representations  contained  in  the  registration statement, prospectus or   sales   literature  or   other   promotional  material  of   the   Fund   not supplied by  the  Company  or  persons  under  its  control)  or  wrongful  conduct  of  the Company or  persons  under  its  control,  with  respect  to  the  sale  or  distribution  of the Contracts  or  Fund  Shares;  or

(iii)      arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of  a material fact  contained  in  a  registration  statement,  prospectus, SAl, or  sales literature or other  promotional  material  of  the  Fund,  or  any  amendment  thereof  or supplement thereto,  or  the omission or alleged  omission  to  state  therein  a  material fact required  to  be  stated  therein  or  necessary  to  make  the statements therein  not misleading,  if   such   a   statement   or   omission   was   made   in   reliance   upon information furnished  in  writing  to  the  Fund  by  or  on  behalf  of  the  Company;  or

(iv)      arise  as  a  result  of  any  failure  by  the  Company  to  provide  the services and  furnish the materials  under  the  terms  of  this  Agreement;  or

(v)       arise    out    of    or    result    from    any    material   breach   of    any representation and/or warranty  made  by  the  Company  in  this  Agreement  or  arise out  of  or   result   from  any  other   material   breach   of   this  Agreement  by   the Company, including  without  limitation  Section  2.12  and Section 6.4  hereof, as limited  by  and  in  accordance  with  the  provisions  of Sections 8.1(b)  and  8.1(c)  hereof.

(b)       The  Company  shall  not  be  liable  under  this  indemnification  provision  with respect to  any  losses,  claims,  expenses,  damages,  liabilities  or litigation to  which  an  Indemnified Party would  otherwise  be  subject  by  reason  of  such  Indemnified  Party's  willful  misfeasance,  bad faith, or  gross  negligence  in  the  performance  of  such  Indemnified  Party's  duties  or  by  reason  of such Indemnified Party's  reckless  disregard  of  obligations  or  duties  under  this  Agreement.

(c)       The  Company  shall not be  liable  under  this  indemnification  provision  with respect to  any  claim  made  against  an  Indemnified  Party  unless  such Indemnified Party  shall  have notified the  Company  in  writing  within  a  reasonable  time  after  the  summons  or  other  first  legal process giving  information  of  the  nature of the  claim  shall  have  been  served  upon  such Indemnified Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of  such  service  on any designated  agent),  but failure to notify the Company of  any  such  claim  shall  not  relieve  the Company from  any  liability  which  it  may  have  to  the  Indemnified  Party  against  whom  such action is  brought  otherwise  than  on  account  of  this  indemnification  provision,  except  to  the extent that  the  Company  has  been  prejudiced  by  such  failure  to  give  notice.   In  case  any  such action is  brought  against  the  Indemnified  Parties,  the  Company  shall  be  entitled  to  participate,  at its own  expense,  in  the  defense  of  such  action.  The  Company  also  shall  be  entitled  to  assume  the defense thereof,  with  counsel  satisfactory  to  the  party  named  in  the  action.   After  notice  from  the Company  to   such   party   of   the   Company's   election   to   assume   the   defense   thereof,   the Indemnified Party  shall  bear  the  fees  and  expenses  of  any  additional  counsel  retained  by  it,  and the Company  will  not  be  liable  to  such  party  under  this  Agreement  for  any  legal  or  other expenses subsequently  incurred  by  such  party  independently  in  connection  with  the  defense thereof other  than  reasonable  costs  of  investigation.

(d)     The  Indemnified  Parties  will  promptly  notify  the  Company of the commencement of  any  litigation  or  proceedings  against  them  in  connection  with  the  issuance  or sale of  the  Fund  Shares  or the Contracts  or  the  operation  of  the  Fund.

8.2.      Indemnification by  the  Adviser

(a)       The  Adviser  agrees  to  indemnify  and  hold  harmless  the  Company  and  its directors and  officers  and  each  person,  if  any,  who controls the  Company  within  the  meaning  of Section 15  of  the 1933 Act  (collectively,  the  "Indemnified  Parties"  for  purposes  of  this Section

8.2) against  any  and  all  losses,  claims,  expenses,  damages,  liabilities  (including amounts paid  in settlement with  the  written  consent  of  the  Adviser)  or  litigation  (including  reasonable  legal  and other expenses)  to  which  the  Indemnified  Parties  may  become  subject  under  any  statute  or regulation, at common  law  or  otherwise,  insofar  as  such  losses,  claims,  damages,  liabilities  or expenses (or  actions  in  respect  thereof)  or  settlements  are  related  to  the sale or  acquisition  of  the Portfolios or  the  Contracts  and:

(i)        arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged untrue statement  of  any  material  fact  contained  in  the  registration  statement  or prospectus or  SAl  or  sales  literature  or  other  promotional  material  of  the  Fund prepared by  the  Fund,  the  Distributor  or  the   Adviser  (or  any  amendment  or

supplement  to   any   of   the   foregoing),   or   arise   out   of   or   are   based   upon   the omission  or the  alleged   omission  to  state  therein   a  material  fact required  to  be stated  therein   or   necessary    to   make   the   statements    therein   not   misleading, provided  that  this  Agreement  to  indemnify  shall  not  apply  as  to  any  Indemnified Party if  such  statement   or  omission   or  such  alleged  statement   or  omission   was made in  reliance  upon  and  in  conformity  with  information  furnished  in  writing  to the Adviser,  the  Distributor  or  the  Fund  by  or  on  behalf  of  the  Company  for  use  in the registration  statement,  prospectus  or  SAl  for  the  Fund  or  in  sales  literature  or other  promotional   material   (or   any   amendment   or   supplement   to   any   of   the foregoing) or  otherwise  for  use  in  connection  with  the  sale  of  the  Contracts  or  the Portfolios; or

(ii)       arise  out  of  or  as  a  result  of  statements   or  representations   (other than   statements    or    representations    contained    in   the   registration    statement, prospectus, SAl  or  sales  literature  or  other  promotional  material  for  the  Contracts not supplied  by  the  Adviser  or  persons  under  its  control)  or  wrongful  conduct  of the Fund,   the   Distributor   or   the   Adviser   or   persons   under   their   control,   with respect to  the  sale  or  distribution  of  the  Contracts  or  Portfolios;  or

(iii)     arise  out  of  any  untrue  statement  or alleged untrue  statement  of a material  fact   contained   in   a   registration   statement,   prospectus,   SAl,   or   sales literature or  other  promotional  material  covering  the  Contracts,  or  any  amendment thereof or  supplement  thereto,  or  the  omission  or  alleged  omission  to  state  therein a material  fact  required  to  be  stated  therein  or  necessary  to  make  the  statement  or statements  therein   not   misleading,   if  such  statement   or  omission   was  made  in reliance upon  information  furnished  in  writing  to  the  Company  by  or  on  behalf  of the Adviser,  the  Distributor  or  the  Fund;  or

(iv)      arise  as  a  result  of  any  failure  by  the  Fund,  the  Distributor  or  the Adviser to  provide  the  services  and  furnish  the  materials  under  the  terms  of  this Agreement  (including    a   failure,   whether   unintentional    or   in   good   faith   or otherwise, to  comply  with  the  diversification  and  other  qualification  requirements specified in  Article  VI  of  this  Agreement);  or

(v)      arise   out   of   or  result   from   any   material   breach   of  any representation  and/or  warranty  made  by  the  Fund,  the  Distributor  or  the  Adviser in this  Agreement  or  arise  out  of  or  result  from  any  other  material  breach  of  this Agreement by  the  Adviser,  the  Distributor  or  the  Fund;  or

(vi)      arise  out  of  or  result  from  the  incorrect  or  untimely  calculation  or reporting by  the  Fund,  the  Distributor  or  the  Adviser  of  the  daily  net  asset  value per share  (subject  to  Section  1.11  of  this  Agreement)  or  dividend  or  capital  gain distribution rate;

as limited  by  and  in  accordance  with  the  provisions  of  Sections  8.2(b)  and  8.2(c)  hereof.   This indemnification is in  addition  to  and  apart  from  the  responsibilities and obligations  of  the Adviser specified  in  Article  VI  hereof.

(b)       The  Adviser  shall  not  be  liable  under  this  indemnification  provision  with respect to any losses, claims,  expenses,  damages,  liabilities  or  litigation  to  which  an  Indemnified Party would  otherwise  be  subject  by  reason  of  such  Indemnified  Party's  willful  misfeasance,  bad faith, or  gross  negligence  in  the  performance  of  such  Indemnified  Party's  duties  or  by  reason  of such Indemnified Party's  reckless  disregard  of  obligations  or  duties  under  this  Agreement.

(c)       The  Adviser  shall  not  be  liable  under  this  indemnification  provision with respect to  any  claim  made  against  an  Indemnified  Party  unless  such  Indemnified  Party  shall  have notified the  Adviser  in  writing  within  a  reasonable  time  after  the  summons  or  other  first  legal process giving  information  of  the  nature of the  claim  shall  have  been  served  upon  such Indemnified Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of  such service on any designated  agent),  but  failure  to  notify  the  Adviser  of  any  such  claim  shall  not  relieve  the Adviser from  any  liability  which  it  may have to  the  Indemnified  Party  against  whom  such  action is brought  otherwise  than  on  account  of  this  indemnification  provision,  except  to  the  extent  that the Adviser  has  been  prejudiced  by  such  failure  to  give  notice.    In  case  any  such  action  is brought against  the  Indemnified  Parties,  the  Adviser  will  be  entitled  to  participate,  at  its  own expense, in  the  defense  thereof.  The  Adviser  also  shall  be  entitled  to  assume  the  defense  thereof, with counsel  satisfactory  to  the  party  named  in  the  action.  After  notice  from  the  Adviser  to  such party of  the  Adviser's  election  to  assume  the  defense  thereof,  the  Indemnified  Party  shall  bear the fees  and  expenses  of  any  additional  counsel  retained  by it, and  the  Adviser  will  not  be  liable to such  party  under  this  Agreement  for  any  legal  or  other  expenses  subsequently  incurred  by such party  independently  in  connection  with  the  defense thereof other  than  reasonable  costs  of investigation.  The  Adviser  shall  not  be  liable  under  this  indemnification  provision with respect to any  claim,  action,  suit  or  preceding  settled  by  an  Indemnified  Party  without  the  Adviser's written approval.

(d)       The  Company  and  its  broker-dealer  subsidiary  agree  promptly  to  notify the Fund,  the  Distributor  or  the  Adviser  of  (i)  the  issuance  by  any  court  or  regulatory  body  of  any stop order,  cease  and  desist  order,  or  other  similar  order  with  respect  to  each  Account  relating  to the Contracts,  (ii)  any  request  by  the  SEC  for  any  amendment  to  the  registration  statement  or Account prospectus  that  may  affect  the  offering of shares  of  the  Fund,  (iii)  the  initiation  of  any litigation or  proceedings  against  it  or  any  of  its  officers  or  directors  in  connection  with  the issuance or sale of  the  Contracts  or  the  operation  of  the  Account  for  that  purpose  or  for  any  other purpose relating  to  the  registration or offering  of  each  Account's  interests  pursuant  to  the Contracts, or  (iv)  any  other  action  or  circumstances  that  may  prevent  the  lawful  offer  or  sale  of said interests  in  any  state  or  jurisdiction,  including,  without  limitation,  any  circumstances  in which said  interests  are  not  registered  and,  in  all  material  respects,  issued  and  sold  in  accordance with applicable  state  and  federal  law.    The  Company  will  make  every  reasonable  effort  to prevent the  issuance  of  any  such  stop  order,  cease  and  desist  order  or  similar  order  and,  if  any such order  is issued, to  obtain  the  lifting  thereof  at  the  earliest  possible  time.

ARTICLE IX.  Applicable  Law

9.1.      This  Agreement  shall  be  construed  and  the  provisions  hereof  interpreted  under and in  accordance  with  the  laws  of  the  State  of  New  Jersey,  without  regard  to  conflict  of  laws provisions.

9.2.        This Agreement  shall  be  subject  to  the  provisions  of  the  1933,  1934  and  1940

Acts, and  the  rules  and  regulations  and  rulings  thereunder,  including  such  exemptions  from  those statutes, rules  and  regulations  as  the  SEC may grant  (including,  but  not  limited  to,  the  Mixed  and Shared Funding  Exemptive  Order)  and  the  terms  hereof  shall  be  interpreted  and  construed  in accordance therewith.

ARTICLE X.  Termination

10.1.   This Agreement  shall  terminate:

(a)       at  the  option  of  any  party,  with  or  without  cause,  with  respect to some  or all Portfolios,  upon  sixty  (60)  days  advance  written  notice  delivered  to  the  other parties; or

(b)       at the  option  of  the  Company  by  written  notice  to  the  other  parties  with respect to  any  Portfolio  based  upon  the  Company's  determination  that  shares  of  such  Portfolio are not  reasonably  available  to  meet  the requirements of  the  Contracts;  or

(c)       at  the  option  of  the  Company  by  written  notice  to  the  other  parties  with respect to  any  Portfolio  in  the  event  any  of  the  Portfolio's  shares  are  not  registered,  issued  or  sold in accordance  with  applicable  state  and/or  federal  law  or  such  law  precludes  the  use  of  such shares as  the  underlying investment media  of  the  Contracts  issued  or  to  be  issued  by  the Company; or

(d)       at  the  option  of  the  Fund,  Distributor  or  Adviser  in  the  event  that  formal administrative  proceedings   are   instituted   against   the   Company   by   FINRA,   the   SEC,   the Insurance Commissioner or like  official  of  any  state  or  any  other  regulatory  body  regarding the Company's duties  under  this  Agreement  or  related  to  the  sale  of  the  Contracts,  the  operation  of any Account,  or  the  purchase  of  the  Fund  shares,  if,  in  each  case,  the  Fund,  Distributor  or Adviser, as  the  case  may  be, reasonably determines  in  its  sole  judgment  exercised  in  good  faith, that any  such  administrative  proceedings  will  have  a  material  adverse  effect  upon  the  ability of the Company  to  perform  its obligations under  this  Agreement;  or

(e)      at  the option of the  Company  in  the  event  that  formal  administrative proceedings are  instituted  against  the  Fund,  the  Distributor  or  the  Adviser  by  FINRA,  the  SEC, or any  state  securities  or  insurance  department  or  any  other  regulatory  body,  if  the  Company reasonably determines  in  its  sole  judgment  exercised  in  good  faith,  that  any  such  administrative proceedings will  have  a  material  adverse  effect  upon  the  ability  of  the  Fund,  the  Distributor  or the Adviser  to  perform  their  obligations  under  this  Agreement;  or

(f)        At  the  option  of  the  Company  by  written  notice  to  the  Fund,  the  Adviser and  the   Distributor,   in   the   event   that   any   Portfolio   (i)  ceases   to   qualify,   or   the   Company reasonably  believes  such  Portfolio  may  fail  to  so  qualify,  as  a  Regulated   Investment  Company under Subchapter  M  or  (ii)  fails  to  comply  with  the  Section  817(h)  diversification  requirements specified in  Article  VI  hereof;  or

(g)       at  the  option  of  any  non-defaulting  party  hereto  in  the  event  of  a  material breach of  this  Agreement  by  any  party  hereto  (the  "defaulting  party")  other  than  as  described  in Section 10.1(a)-(h);  provided,  that  the  non-defaulting  party  gives  written  notice  thereof  to the defaulting party,  with  copies  of  such  notice  to  all  other  non-defaulting  parties,  and  if  such  breach shall not  have  been  remedied  within  thirty  (30)  days  after  such  written  notice  is  given,  then  the non-defaulting  party  giving  such  written  notice  may  terminate  this  Agreement   by  giving  thirty (30)  days  written  notice  of  termination  to  the  defaulting  party;  or

(h)         at any  time  upon  written  agreement  of  all  parties  to  this  Agreement.

10.2.       Notice Requirement

No termination  of  this  Agreement  shall  be  effective  unless  and  until  the  party  terminating this Agreement   gives  prior  written  notice  to  all  other  parties  of  its  intent  to  terminate,   which notice shall  set  forth  the  basis  for  the  termination.   Furthermore,

(a)       in  the  event  any  termination  is  based  upon  the  provisions  of  Article  VII,  or the provisions  of  Section  10.1(a)  of  this  Agreement,  the  prior  written   notice  shall  be  given  in advance of  the  effective  date  of  termination   as  required  by  those  provisions  unless  such  notice period is  shortened  by  mutual  written  agreement  of  the  parties;

(b)         in  the   event   any   termination   is   based   upon   the   provisions   of   Section

10.l(d), 10.1(e)  or  10.1(g)  of  this  Agreement,  the  prior  written  notice  shall  be given at  least  sixty

(60) days  before  the  effective  date  of  termination;  and

(c)       in   the   event   any   termination   is   based   upon   the   provisions   of   Section IO.l(b), 10.1(c)  or  10.l(f),  the  prior  written  notice  shall  be  given  in  advance  of  the  effective  date of termination,  which  date  shall  be  determined  by  the  party sending the  notice.

10.3.    Effect  of  Termination

Notwithstanding any  termination  of  this  Agreement,  other  than  as  a  result  of  a  failure  by either the  Fund  or  the  Company  to  meet  Section  817(h)  of  the  Code  diversification  requirements, the Fund,  the  Distributor  and  the  Adviser  shall,  at  the  option  of  the  Company,  continue  to  make available additional  shares  of  the  Fund  pursuant  to  the  terms  and  conditions  of  this  Agreement, for all  Contracts   in  effect  on  the  effective   date  of  termination   of  this  Agreement  (hereinafter referred to  as  "Existing  Contracts").   Specifically,  without  limitation,  the  owners  of  the  Existing Contracts  shall  be  permitted  to  reallocate  investments  in the  Fund,  redeem  investments   in  the Fund  and/or   invest  in  the  Fund   upon  the  making  of  additional   purchase   payments   under  the Existing Contracts.   The  parties  agree  that  this  Section  10.3  shall  not  apply  to  any  terminations under Article  VII  and  the  effect  of  such  Article  VII  terminations  shall  be  governed  by  Article  VII of this  Agreement.

10.4.       Surviving  Provisions

Notwithstanding  any   termination   of   this   Agreement,   each   party's    obligations    under Article VIII  to  indemnify   other  parties  shall  survive  and  not  be  affected   by  any  termination  of this Agreement.   In  addition,  with  respect  to  Existing  Contracts,  all  provisions  of  this  Agreement shall also  survive  and  not  be  affected  by  any  termination  of  this  Agreement.

ARTICLE XI.   Notices

Any notice  shall   be  sufficiently   given  when  sent   by  registered   or  certified   mail  to  the other party at the address  of  such  party  set  forth  below  or  at  such  other  address  as  such  party  may from time  to  time  specify  in  writing  to  the  other  parties.

Ifto  the  Company:

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  I  00

West Des  Moines, lA  50266

Attention: Bill  Lowe

If to the Fund:

The Prudential  Series  Fund

Gateway Center  Three

h

100 Mulberry  Street , 14 1  Floor

Newark, NJ  07102

Attention:  Scott  Benjamin

If to the  Adviser:

Prudential Investments  LLC Gateway Center  Three

100 Mulberry  Street, 14th  Floor

Newark, NJ  07102

Attention:  Scott  Benjamin

If to the  Distributor:

Prudential Investment  Management  Services  LLC

Gateway Center  Three

100 Mulberry  Street, 14th  Floor

Newark, NJ  07102

Attention: Peter  Boland

ARTICLE XII.  Miscellaneous

12.1.    Subject  to  the  requirements  of  legal  process  and  regulatory  authority,  each  party hereto shall  treat as confidential  the  names  and  addresses  of  the  owners  of  the  Contracts  and  all information reasonably  identified  as  confidential  in  writing  by  any  other  party hereto and,  except as permitted  by  this  Agreement,  shall  not  disclose, disseminate or  utilize  such  names  and addresses and  other confidential information  without  the  express  written  consent  of  the  affected party until  such  time  as  such  information  may  come  into  the  public  domain.  Without  limiting  the foregoing, no  party  hereto  shall  disclose  any  information that another  party  has  designated  as proprietary.

12.2.   The  captions  in  this  Agreement  are  included  for  convenience  of  reference  only and in  no  way  define  or  delineate  any  of  the  provisions hereof or  otherwise  affect  their construction or  effect.

12.3.   This  Agreement  may  be  executed  simultaneously  in  two  or  more  counterparts, each of  which  taken  together  shall  constitute  one  and  the  same  instrument.

12.4.    If  any  provision  of  this  Agreement  shall  be  held  or  made  invalid  by  a  court decision, statute,  rule  or  otherwise,  the remainder of  the  Agreement  shall not be  affected  thereby.

12.5.   Each  party  hereto  shall  cooperate with each  other  party  and  all  appropriate governmental authorities  (including  without  limitation  the  SEC,  FINRA  and  state  insurance regulators) and  shall  permit  such  authorities  reasonable  access  to   its   books  and  records  in connection with  any  investigation  or  inquiry  relating  to  this  Agreement  or  the  transactions contemplated hereby.

12.6.   Any  controversy  or  claim  arising  out  of  or  relating  to  this  Agreement,  or  breach thereof, shall  be  settled  by  arbitration  in  a  forum  jointly  selected  by  the  relevant  parties  (but  if applicable law  requires  some   other  forum,  then  such  other  forum)  in  accordance  with  the Commercial Arbitration  Rules  of  the  American  Arbitration  Association,  and  judgment  upon  the award rendered by the  arbitrators  may  be  entered  in  any  court  having  jurisdiction  thereof. Company, Adviser  and   Distributor  shall   be  responsible  for  its   respective  costs  incurred  in connection with  the  resolution  of  a  dispute,  including  its  attorneys'  fees  and  expenses,  except  as otherwise awarded  by  the Arbitrator.

12.7.   The  rights,  remedies  and  obligations  contained  in  this  Agreement  are  cumulative and are  in  addition  to  any  and  all  rights,  remedies  and obligations, at  law  or  in  equity,  which  the parties hereto  are  entitled  to under state  and  federal  laws.

12.8.   This   Agreement  or   any   of   the  rights  and  obligations  hereunder   may   not   be assigned by  any  party  without  the  prior  written  consent  of  all  parties  hereto.

12.9.   The  Company  agrees  that  the  obligations  assumed  by  the  Fund,  Distributor  and the Adviser  pursuant  to  this  Agreement  shall  be  limited  in  any case to  the  Fund,  Distributor  and Adviser and  their  respective  assets  and  the  Company  shall  not  seek  satisfaction  of  any  such obligation from  the  shareholders  of  the  Fund,  Distributor  or  the  Adviser,  the  Directors,  officers, employees or  agents  of  the  Fund,  Distributor  or  Adviser,  or  any  of  them.

12.10. The  Fund,  the  Distributor  and  the  Adviser  agree  that  the  obligations  assumed  by the Company  pursuant  to  this  Agreement  shall  be  limited  in  any  case  to  the  Company  and  its assets and  neither  the  Fund,  Distributor  nor  Adviser  shall  seek  satisfaction  of  any  such  obligation from the  shareholders  of  the  Company, the directors, officers, employees  or  agents  of  the Company, or  any  of  them.

12.11. No  provision  of  this  Agreement  may  be  deemed  or  construed  to  modify or supersede any  contractual  rights,  duties,  or  indenmifications,  as  between  the  Adviser  and  the Fund, and  the  Distributor  and  the  Fund.

[Signature Page  Follows]

IN WITNESS  WHEREOF,  each  of  the parties hereto  has  caused  this  Agreement  to  be executed in  its  name  and  on  its  behalf  by its duly  authorized  representative  and  its seal to be hereunder affixed  hereto.

MIDLAND NATIONAL  LIFE  INSURANCE  COMPANY

/s/William Lowe

Name:  William Lowe

Title: President

THE PRUDENTIAL  SERIES  FUND

PRUDENTIAL INVESTMENTS  LLC

Title:

PRUDENTIAL INVESTMENT  MANAGEMENT  SERVICES  LLC

                  By:  /s/ Peter  Beland

Name: Peter Beland

Title:      SVP & COO

SCHEDULE A

CONTRACTS

Name of  Separate  Account:

Midland National  Life  Insurance  Company  Separate  Account  C

Contract(s):

LiveWell  Variable  Annuity

SCHEDULES

DESIGNATED PORTFOLIO(S)

The Prudential  Series  Fund:

Jennison 20/20  Focus  Portfolio-  Class  II  Shares

SP Prudential  U.S.  Emerging  Growth  Portfolio-  Class  II  Shares

Natural Resources  Portfolio-  Class  II  Shares

SCHEDULEC

EXPENSES

The Fund  and/or  the  Distributor  and/or  Adviser,  and  the  Company  will  coordinate  the functions and  pay  the  costs  of  the  completing  these  functions  based  upon  an  allocation  of  costs  in the  tables  below.   Costs  shall  be  allocated  to  reflect  the  Fund's   share  of  the  total  costs  determined according to  the  number  of  pages  of  the  Fund's   respective  portions  of  the  documents.

Item	Function	Party Responsible for Coordination	Party Responsible for Expense
Mutual Fund Prospectus	Electronic copy of combined prospectuses made available	Company	Current - Fund Prospective - Company
	Distribution (including postage) to Current Clients	Company	Fund
	Distribution (including postage) to Prospective Clients	Company	Company
Product Prospectus	Printing and Distribution for Current and Prospective Clients	Company	Company
Mutual Fund Prospectus Update & Distribution	Electronic copy, if Required by Fund, Distributor or Adviser	Fund, Distributor or Adviser	Fund, Distributor or Adviser
	If Required by Company	Company (Fund, Distributor or Adviser to provide Company with document in PDF format)	Company

Item	Function	Party Responsible for Coordination	Party Responsible for Expense
Product Prospectus Update & Distribution	If Required by Fund, Distributor or Adviser	Company	Fund, Distributor or Adviser
	If Required by Company	Company	Company
Mutual Fund SAl	Printing	Fund, Distributor or Adviser	Fund, Distributor or Adviser
	Distribution (including postage)	Party who receives the request	Party who receives the request
Product SAl	Printing	Company	Company
	Distribution	Company	Company
Proxy Material for Mutual Fund	Electronic copy of proxy if required by Law	Fund, Distributor or Adviser	Fund, Distributor or Adviser
	Distribution (including labor) if proxy required by Law	Company	Fund, Distributor or Adviser
	Printing & distribution if required by Company	Company	Company
Mutual Fund Annual & Semi-Annual Report	Electronic copy made available	Fund, Distributor or Adviser	Fund, Distributor or Adviser
	Distribution	Company	Fund, Distributor or Adviser
Operations of the Accounts	Federal registration of units of separate account (24f-2 fees)	Company	Company

24(b)(8)(s)	Participation agreement between Midland National Life Insurance Company and Royce Funds.

PARTICII'ATION AGREEMENT

THIS AGREEMENT,   made  and  entered  into  as  of the - L day  of_;)<,.:,,_,  2011.by  and  among Midland National  Life  Insurance  Company  (hereinafter  the  "Company"),  a  life insurance company organized under  the  laws  of  Iowa,  on  its  own  behalf  and  on  behalf  of  each  separate  account  of  the Company set  forth  on  Schedule  B  hereto  as  may be amended  from  time  to  time  (each  such  account hereinafter referred  to  as  the  "Account"),  and  ROYCE  CAPITAL  FUND  (hereinafter  the  "Fund"),  a Delaware business  trust,  and  ROYCE  FUND  SERVICES,  INC.,  a New York  corporation  (the "Distributor").

WHEREAS, the  Fund  engages  in  business  as  an  open-end  management  investment  company and is  available  to  act  as  (i)  the  investment  vehicle  for  separate  accounts  established  by  insurance companies for  individual  and  group  life insurance policies  and  annuity  contracts  with  variable accumulation and/or  pay-out  provisions  (hereinafter  referred  to  individually  and/or  collectively  as "Variable Insurance  Products")   and  (ii)  the  investment  vehicle  for  certain  qualified  pension  and retirement plans  (hereinafter  "Qualified  Plans");  and

WHEREAS, insurance  companies  desiring  to  utilize  the  Fund  as  an  investment  vehicle  under their Variable  Insurance  Products  are  required  to  enter  into  a participation agreement  with  the  Fund and the  Distributor  (the  "Participating  Insurance  Companies");   and

WHEREAS, shares  of  the  Fund  are  divided  into  several  series  of  shares,  each  representing the interest  in  a particular managed  portfolio  of  securities  and  other  assets,  any  one  or  more  of  which may be  made  available  for  Variable  Insurance  Products  of  Participating  Insurance  Companies;  and

WHEREAS, the  Fund  intends  to  offer shares of the series  set  forth  on  Schedule A (each  such series hereinafter  referred  to  as  a  "Portfolio"),   as  may  be  amended  from  time  to  time  by  mutual agreement of  the  parties  hereto,  under  this  Agreement  to  the  Accounts  of  the  Company;  and

WHEREAS, the  Fund  has  obtained  an  order  from  the  Securities  and  Exchange  Commission, dated July  24,  1996  (File  No.  812-9988),  granting  Participating  Insurance  Companies  and  Variable Insurance Product  separate  accounts  exemptions  from  the  provisions  of  Sections  9(a),  13(a),  15(a), and 15(b)  of  the  Investment  Company  Act  of  1940,  as  amended  (hereinafter  the  "1940  Act"),  and Rules 6e-2(b)(I  5)  and  6e-3(T)(b)(I  5)  thereunder,  to  the  extent  necessary  to  permit  shares  of  the  Fund to be  sold  to  and  held  by  Variable  Insurance  Products  separate   accounts   of  both  affiliated  and unaffiliated  life   insurance   companies   and   Qualified   Plans   (hereinafter   the   "Shared   Funding Exemptive Order");  and

WHEREAS, the  Fund  is registered as  an  open-end  management  investment  company  under the 1940 Act  and  its  shares  are  registered  under  the  Securities  Act  of 1933, as  amended  (hereinafter the "1933  Act");  and

WHEREAS, the  Distributor  is  registered  as  a  broker-dealer  with  the  SEC under the  Securities

Exchange Act  of  1934,  as  amended  (hereinafter  the  "1934  Act"),  and  is  a  member  in  good  standing

of the  Financial  Industry  Regulatory  Authority,  Inc.  ("FINRA");   and

WHEREAS, the  Distributor  is  the  principal  underwriter  of  the  Portfolios  of  the  Fund;  and

WHEREAS, the  Company  has  registered  or  will  register  certain  Variable  Insurance  Products under the  1933  Act;  and

WHEREAS, each  Account  is  a  duly  organized,  validly  existing  segregated  asset  account, established by  resolution  or  under  authority  of  the  Board  of  Directors  of  the  Company,  on  the  date shown for  such  Account  on  Schedule  B hereto,  to  set  aside  and  invest  assets  attributable  to  the aforesaid Variable  Insurance  Products;  and

WHEREAS, the  Company  has  registered  or  will  register  each  Account  as  a  unit  investment trust under  the  1940  Act;  and

WHEREAS, to  the  extent  permitted  by applicable insurance  laws  and  regulations,  the Company intends  to  purchase  shares  in  the  Portfolios  on  behalf  of  each  Account  to  fund  certain  of the aforesaid  Variable  Insurance  Products;

NOW, THEREFORE,  in  consideration  of their mutual  promises,  the  Company  and  the  Fund  agree  as follows:

ARTICLE I.   Fund  Shares

1.1. The  Fund  agrees  to  make  available  for purchase by  the  Company  shares  of  the  Portfolios set forth  on  Schedule  A and shall  execute  orders  placed  for  each  Account  on  a  daily  basis  at  the  net asset value  next  computed  after  receipt  by  the  Fund  or  its  designee  of  such  order.   For  purposes  of this Section  1.1,  the  Company  shall  be  the  designee  of  the  Fund  for  receipt  of  such  orders  from  each Account and  receipt  by  such  designee  of  orders  prior  to  the  close  of  regular  trading  on  the  New  York Stock Exchange  (generally  4:00p.m.  Eastern  time)  shall  constitute  receipt by the  Fund;  provided  that the Fund  receives  notice  of  such  order  by  I  0:00  a.m.  Eastern  time  on  the  next  following  Business Day. Notwithstanding  the  foregoing,  the  Company  shall  use its best  efforts  to  provide  the  Fund with notice of  such  orders  by  9:00a.m. Eastern time  on  the  next  following  Business  Day  or,  if  the  parties agree to  communicate,  process  and  settle  purchase  and  redemption  transactions  for  shares  via  the Fund/SERV and  Networking  systems  of  the  National  Securities  Clearing  Corporation  ("NSCC"),  by the latest  time  trades  are  accepted  by  Fund/SERV.    "Fund/SERV"  shall  mean  NSCC's  system  for automated, centralized  processing  of  mutual  fund  purchase  and  redemption  orders,  settlement,  and account registration.   "Networking"  shall  mean  NSCC's   system  that  allows  mutual  funds  and  life insurance companies  to  exchange  account  level  information  electronically.    "Business  Day"  shall mean any  day  on  which  the  New  York  Stock  Exchange  is  open  for  trading  and  on  which  the  Fund calculates the  net  asset  value  pursuant  to  the  rules  ofthe  SEC,  as  set  forth  in  the  Fund's  Prospectus and Statement of  Additional  Information.   Notwithstanding  the  foregoing,  the  Board  of  Trustees  of  the Fund  (hereinafter  the  "Board")  may  refuse  to  permit  the  Fund  to  sell  shares  of  any  Portfolio  to any person, or suspend or  terminate  the  offering  of  shares  of  any  Portfolio,  if  such  action  is  required

by law  or  by  regulatory  authorities  havingjurisdiction   or  is,  in  the  sole  discretion  of  the  Board  acting in good faith  and  in  light  of  their  fiduciary  duties  under  federal  and  any  applicable  state  laws, necessary in  the  best  interests  of  the  shareholders  of  such  Portfolio.

1.2.  The  Fund  agrees  that  shares  of  the  Fund  will  be  sold  only  to  Participating  Insurance Companies and  their  Variable  Insurance  Products  and  to  certain  Qualified  Plans.   No  shares  of  any Portfolio will  be  sold  to  the  general  public.

1.3. The  Fund  will  not  make  its shares available  for  purchase  by  any  insurance  company  or separate account  unless  an  agreement  containing  provisions  substantially  the  same  as  Sections  2.4,

2.9, 3.4  and  Article  VII  of  this  Agreement  is  in  effect  to  govern  such  sales.

1.4.  The  Fund  agrees  to  redeem  for  cash,  on  the  Company's  request,  any  full  or  fractional shares of  the  Fund  held  by  the  Company,  executing  such  requests  on  a  daily  basis  at  the  net  asset value next  computed  after  receipt  by  the  Fund  or  its  designee  of  the  request  for  redemption.   For purposes of  this  Section  1.4,  the  Company  shall  be  the  designee  of  the  Fund  for  receipt of requests for redemption  from  each  Account  and  receipt  by  such  designee  shall  constitute  receipt  by  the  Fund; provided that the  Fund  receives  notice  of  such  request  for  redemption  on  the  next  following  Business Day in  accordance  with  the  timing  rules  described  in  Section  1.1.

1.5. The  Company  agrees  that  purchases and redemptions  of  Portfolio  shares  offered  by  the then current  prospectus  of  the  Fund  shall  be made in  accordance  with  the  provisions  of  such prospectus. The  Accounts  of  the  Company,  under  which  amounts  may  be  invested  in  the  Fund,  are listed on  Schedule  B  attached  hereto  and  incorporated  herein  by  reference,  as  such  Schedule  B  may be amended  from  time  to  time  by  mutual  written  agreement  of  all  of  the  parties  hereto.

1.6. The  Company  will  place  separate  orders  to  purchase  or  redeem  shares  of  each  Portfolio. Each order  shall  describe  the  net  amount  of shares and  dollar  amount  of  each  Portfolio  to  be purchased or  redeemed.  In  the  event  of  net  purchases,  the  Company  shall  pay  tor  Portfolio  shares  on the next  Business  Day  after  an  order  to  purchase  Portfolio  shares  is  made  in  accordance  with  the provisions of  Section  1.1  hereof.   Payment  shall  be  in  federal  funds  transmitted  by  wire.  In  the  event of net  redemptions,  the  Portfolio  shall  pay  the  redemption  proceeds  in  federal  funds  transmitted  by wire on  the  next  Business  Day  in  accordance  with  the  timing  guidelines  in  this  Agreement  by  which the Company  pays  for  Portfolio  shares.

1.7. Issuance and transfer  of  the  Fund's  shares  will  be  by  book  entry  only.  Stock  certificates will not  be  issued to the  Company  or  any  Account.  Shares  ordered  fi·om  the  Fund  will  be  recorded  in an appropriate  title  for  each  Account  or  the  appropriate  subaccount  of  each  Account.

1.8. The Fund shall  make  the  dividends  or  capital  gain  distributions  per  share  payable  on  the Fund's shares  available  to the Company  as  soon  as reasonably practical  after  the  dividends  or  capital gains are  declared  (normally  by  6:30p.m. Eastern time)  and  shall  use  its  best  efforts  to  ii.lrnish same day notice  by  7:00p.m.  Eastern  time  (by  wire  or  telephone,  followed  by  written  confirmation)  to  the Company of any  dividends  or  capital  gain  distributions  per  share  payable on the  Fund's shares.  The

the Portfolio  shares  in  additional  shares  of that Portfolio.   The  Company  reserves  the  right  to  revoke this election  and  to  receive  all  such  dividends  and  capital  gain  distributions  in  cash.  The  Fund  shall notify  the   Company   of   the   number   of   shares   so   issued   as   payment   of   such   dividends   and distributions.

1.9.  The  Fund  shall  make  the  net  asset  value  per  share  for  each  Portfolio  available  to  the Company on  a  daily  basis  as  soon  as  reasonably  practical  after  the  net  asset  value  per share is calculated (normally  by  6:30p.m.  Eastern  time)  and  shall  use  its  best efforts to  make  such  net  asset value per  share  available  by  7:00p.m.  Eastern  time.   In  the  event  that  the  Fund  is  unable  to  meet  the

7:00p.m.  time  stated  immediately  above,  then  the  Fund  shall  provide  the  Company  with  additional

time to notify the  Fund  of  purchase  or  redemption  orders  pursuant  to  Sections  1.1  and  1.4, respectively, above.   Such  additional  time  shall  be  equal  to  the  additional  time  that  the  Fund  takes  to make the  net  asset  values  available  to  the  Company;  provided,  however,  that  notification  must  be made by  l  0:15  a.m.  Eastern  time  on  the  Business  Day  such  order  is  to  be  executed  regardless  of when the  net  asset  value  is  made  available.    If  the  Fund  provides  the  Company  with  materially incorrect  share   net   asset   value   information,   the  Separate   Account(s)   shall   be  entitled   to  any adjustment  to   the   number   of   shares   purchased   or   redeemed   necessary   to   make  the  Separate Account(s) whole.  Any  material  error  in  the  calculation  of  the  net  asset  value  per  share,  dividend  or capital gain  information  shall  be  reported  promptly  upon discovery to  the  Company.  If  such  material error results  in  an  overpayment  to  the  Separate  Account(s),  the  Company  will  provide  reasonable assistance  to   the   Fund   and/or   the   Distributor   to   recover   the   overpayment.   Furthermore,   the Distributor shall  be  liable  for  the  reasonable  administrative  costs  incurred  by  the  Company  in  relation to the correction of  any  material  error,  provided  such  error  is  attributable  to  the  Fund  or  the Distributor. Administrative   costs  shall  include  reasonable  allocation  of  staff  time,  costs  of  outside service providers,  printing  and  postage.  Non-material  errors  will  be  corrected  in  the  next  Business Day's net asset value  per  share.

ARTICLE II.  Representations  and  Warranties

2.1.    The   Company   represents   and   warrants   that   the   interests   of   the   Accounts   (the "Contracts") are  or  will  be  registered  and  will  maintain  the  registration  under  the 1933 Act  and  the regulations thereunder  to  the  extent  required  by  the  1933  Act;  that  the  Contracts  will  be  issued  in compliance in  all  material  respects  with  all  applicable  federal  securities  and  state  securities  and insurance laws  and  regulations.   The  Company  further  represents  and  warrants  that  it  is  an  insurance company duly organized and  in  good  standing  under  applicable  law  and  that  it  has  legally  and  validly established each  Account  prior  to  any  issuance  or  sale  thereof  as  a  segregated  asset  account  under Iowa Insurance  Law  and  the  regulations  thereunder  and  has  registered  or,  prior  to  any  issuance  or sale of the Contracts,  will  register  and  will  maintain  the  registration  of each Account  as  a  unit investment trust  in  accordance  with  and  to  the  extent  required  by  the provisions of  the 1940 Act  and the regulations  thereunder  to  serve  as  a segregated investment  account  for  the  Contracts.   The Company shall  amend  its  registration  statement  for  its  contracts  under  the  1933  Act  and  the  1940  Act from time  to  time  as  required  in  order  to  effect  the  continuous  offering  of  its Contracts.

be registered  under  the  1933  Act  and  the  regulations  thereunder  to  the  extent  required  by  the  1933

Act, duly  authorized  for  issuance  in  accordance  with  the  laws  of  the  State  of  Delaware  and  sold  in compliance with  all  applicable  federal  and  state  securities  laws  and  regulations  and  that  the  Fund  is and shall  remain  registered  under  the 1940 Act  and  the  regulations  thereunder  to  the  extent  required by the  1940  Act.  The  Fund  shall  amend  the  registration  statement  for  its  shares  under  the 1933 Act and the  1940  Act  from  time  to  time  as  required  in  order  to  e!Tect  the  continuous  offering  of  its shares.  The  Fund  shall  register  and  qualify  the  shares  for  sale  in  accordance  with  the  laws  of  the various states  only  if  and  to  the  extent  deemed  advisable  by  the  Fund.

2.3.    The   Fund   and   the  Distributor   represent   that  the  Fund   is  currently   qualified   as  a Regulated Investment   Company  under  Subchapter   M  of  the  Internal  Revenue  Code  of  I  986,  as amended (the  "Code"),  and  that  the  Fund will make  every  effort  to  maintain  such  qualification  (under Subchapter M  or  any  successor  or  similar  provision)  and  that  the  Fund  or  its  designee  will  notify  the Company immediately  upon  having  a  reasonable  basis for believing that a Portfolio  has  ceased  to  so qualify or  that  a  Portfolio   might  not  so  qualify  in  the  future.  The  Fund  represents  and  warrants  that each Portfolio  will  comply  with  Section  8  I  7(h)  of the Code  and Treasury Regulation§  I  .8I 7-5, and any Treasury  interpretations  thereof,  relating  to  the diversification requirements  for  variable  annuity, endowment, or  life  insurance  contracts,  and  any  amendments  or  other  modifications  or  successor provisions to  such  Section  or  Regulation.   The  Fund  will  make  every  reasonable  effort  (a)  to  notify the Company  immediately  upon  having  a  reasonable  basis  for believing that a breach  of  this  Section

2.3 has  occurred,  and  (b)  in  the  event  of  such  a  breach,  to  adequately  diversify  the  Portfolio  so  as  to achieve compliance  within  the  grace  period  afforded  by  Treasury  Regulation  §I  .817-5.

2.4.  The  Company  represents  and  warrants  that  each  Account  is  and  will  continue  to  be  a "segregated account"  under  applicable  provisions  of  the  Code  and  that  each  Contract  is  and  will  be treated as  a  "variable  contract"  under  applicable  provisions  of  the  Code  and  the  Company  further represents and  warrants  that  it will maintain  such  treatments  and  that  it will notify  the  Fund immediately upon  having  a  reasonable  basis  for  believing  that  the  Account  or  Contract  has  ceased  to be so  treated  or  that  they  might  not  be  so  treated  in  the  future.

2.5.   The   Fund   represents   that  to  the  extent   it  decides   to  finance  distribution   expenses pursuant to  Rule   I  2b-  I  under  the  1940  Act,  the  Fund  undertakes  to  have  its  board  of  trustees,  a majority of  whom  are  not  interested  persons  of  the  Fund,  formulate  and  approve  any  plan  under  Rule I 2b-l   to  finance  distribution  expenses  in  accordance  with  the  I  940  Act.

2.6.  The  Fund  makes  no representation as  to  whether  any  aspect  of  its  operations  (including, but not  limited  to,  fees  and  expenses  and  investment  policies)  complies  with  the  insurance  laws  or regulations of  the  various  states.

2.7.  The  Fund  and  the  Distributor  represent  that  the  Fund  is  lawfully  organized  and  validly existing under  the  laws  of  Delaware  and  that  the  Fund  does  and  will  comply  in  all  material  respects with the  I  940  Act.

2.8.  The  Distributor  represents  and  warrants  that  it  is  a  member  in  good  standing  of  FINRA and is  registered  as  a  broker-dealer  with  the  SEC  and  that  it  will  perform  its  obligations  for  the  Fund and the  Company  in  compliance  in  all  material  respects  with  the  laws  and  regulations  of  its  state  of domicile and  any  applicable  stale  and  federal  securities  laws  and  regulations.

2.9. The  Company  represents  and  warrants  that all of  its  trustees,  officers,  employees, investment adviser,  and  other  individuals/entities  dealing  with  the  money  and/or  securities  of  the Fund arc  covered  by  a  blanket  fidelity  bond  or similar coverage,  in  an  amount  equal  to  the  greater  of

$5 million  or  any  amount  required  by  applicable  federal  or  state  law  or  regulation.  The  aforesaid includes coverage  for  larceny  and  embezzlement   is  issued  by  a  reputable  bonding  company.   The Company agrees  to  make  all reasonable efforts  to  see  that  this  bond  or  another  bond  containing  these provisions is  always  in  effect,  and  agrees  to  notify  the  Fund  in  the  event  that  such  coverage  no  longer applies.

2.1 0.  The  Fund  and  the  Distributor  represent  and  warrant  that  all  of their trustees/directors, officers, employees,  investment  advisers,  and  other  individuals  or  entities  dealing  with  the  money and/or securities  of  the  Fund  are  and  shall  continue  to  be  at  all  times  covered  by  a  blanket  fidelity bond or  similar  coverage  for  the  benefit  of  the  Fund  in  an  amount  not  less  than  the  minimum coverage as  required   currently   by  Rule  l7g-1   of  the  1940  Act  or  related  provisions   as  may  be promulgated from  time  to  time.    The  aforesaid  bond  shall  include  coverage  for  larceny and embezzlement  and  shall  be  issued  by  a  reputable  bonding  company.

2.11.    The  Company  represents  and  warrants  that  it  will  cooperate  with  the  Fund's   policy intended to  discourage  shareholders  from  trading  that  could  be  detrimental  to  long-term  shareholders of the  Fund  (the  "Policy"),  as  set  forth  in  the  Fund's  current  prospectus  ("Fund  Prospectus").   The aforesaid includes  among  other  things,  the  monitoring  of  shareholder/participant  trading  activity  and the restriction  of  shareholder/participant  trading  privileges  at  the  sub-account  level  if  warranted  by the Policy  and  requested  by  the  Fund,  the  Distributor  or  their  designee.

2.12.  The  Company  represents  and  warrants  that  it  will  adhere  to  all applicable anti-money laundering rules  and  regulations  in  fulfilling  its  obligations  under  this  Agreement.

2.13.  The  Fund  represents  and  warrants  that  it  will  comply  with  the  requirements  of  Rule

498 under  the  1933  Act  in  connection   with  the  offer  and  sale  of  Fund  shares.   The  Fund  further represents  and   warrants   that,   to   the   extent   that   it   provides   the   Company   with   "summary prospectuses," as  such  term  is  defined  in  Rule  498,  it  will  maintain  a  website  that  is  in  compliance with all  applicable   requirements   of  Rule  498  under  the  1933  Act,  such  that  the  Fund  may  be permitted  to  deliver  summary   prospectuses   in  lieu  of  statutory   prospectuses,   as  such  terms  are defined in  Rule  498.

2.14.      The Company,  Fund  and  Distributor  agree  that  all  non-public  records,  information, and data  relating  to  the  business  of  the  other  (including  customer  names  and  information  and  portfolio  holdings  information)  that  are  exchanged  or  negotiated  pursuant  to  this Agreement or  in  carrying  out  this  Agreement  shall  remain  confidential,  and  shall  not  be  voluntarily  disclosed  by  either  party  without  the  prior  written  consent  of  the  other  party,  except  as  may  be  required  by  law  or  by  such  party  to  carry  out  this  Agreement  or  an  order  of  an  court,  governmental  agency  or  regulatory  body.

ARTICLE Ill.   Prospectuses,  Reports  to  Shareholders  and  Proxy  Statements;  Voting

3.1 (a)  The  Fund  or  its  designee  shall  provide  the  Company  with  as  many  printed  copies  of  the Fund Prospectus  as  the  Company  may  reasonably  request.  To  the  extent  that  the  Fund  decides  to  use "summary  prospectuses"  as  that  term  is  defined  in  Rule  498  under  the  1933  Act,  the  Fund  shall continue to  provide  the  Company  with  "statutory  prospectuses,"  as  that  term  is  defined  in  Rule 498 under the  1933  Act,  for  the  Fund  at the  Company's  request.    If  requested   by  the  Company,  in addition to  providing  printed  copies  of  the  Fund  Prospectus,  the  Fund  shall  provide  camera-ready film or  computer  diskettes  containing  the  Fund  Prospectus,  or shall provide  the  same  electronically in .pdf  format,  and  such  other  assistance  as  is  reasonably  necessary  in  order  for  the  Company  once each year  (or  more  fl·equently if the  Fund   Prospectus   is  amended  during   the  year)  to  have  the prospectus for  the  Contracts  (the  "Contract  Prospectus")  and  the  Fund  Prospectus  printed  together  in one document  or  separately.    The  Company,   in  its  sole  discretion,   may  elect   to  print  the  Fund Prospectus in  combination  with  other  fund  companies'  prospectuses.  For  purposes  hereof, any combined  prospectus   including   the   Fund   Prospectus   along   with   the   Contract   Prospectus   or prospectus of  other  fund  companies  shall  be  referred  to  as  a  "Combined  Prospectus." For  purposes hereof, the  term  "Fund   Portion  of  the  Combined   Prospectus"  shall  refer  to  the  percentage  of  the number of  Fund  Prospectus  pages  in  the  Combined  Prospectus  in  relation  to  the  total  number  of pages of  the  Combined  Prospectus.

3.l(b)  The  Fund  shall  provide  the  Company   with  as  many  printed  copies  of  the  Fund's current statement   of  additional   information   (the  "Fund   SAl")   as  the  Company   may  reasonably request.  If  requested  by  the  Company  in  addition  to  providing  printed  copies  of  the  Fund  SAl,  the Fund shall  provide camera-ready   film  or  computer   diskettes  containing   the  Fund  SAl,  or  shall provide the  same  electronically  in  .pdf  format,  and  such  other  assistance  as  is  reasonably  necessmy  in order for  the  Company  once  each  year  (or  more  frequently  if  the  Fund  SAl  is  amended  during  the year) to have  the  statement  of  additional  information  for  the  Contracts  (the  "Contract  SAl")  and  the Fund SAl  printed  together  or  separately.   The  Company  may  also  elect  to  print  the  Fund  SAl  in combination with  other  fund  companies'  statements  of  additional  information.  For  purposes  hereof, any combined  statement  of  additional  information  including  the  Fund  SAl  along  with  the  Contract SAl or  statement  of  additional  information  of  other  fund  companies  shall  be referred to  as  a "Combined SAL"  For  purposes  hereof,  the  term  "Fund  Portion  of the Combined  SAl"  shall  refer  to the percentage of the number  of Fund SAl  pages  in  the  Combined  SAl  in  relation  to  the  total  number of pages  of  the  Combined  SAL

3.1 (c)  The  Fund  shall  provide  the  Company  with  as  many  printed  copies  of the Fund's  annual report and  semi-annual   report  (collectively,  the  "Fund  Reports")  as  the  Company  may  reasonably request.  If  requested  by  the  Company  in  lieu  of  providing  printed  copies  of  the  Fund  Reports,  the Fund shall  provide  camera-ready  film  or  computer  diskettes  containing  the  Fund's   Reports,  or shall provide the  same  electronically  in  .  pdf  format,  and  such  other  assistance  as  is  reasonably  necessmy  in order for  the  Company  once  each  year  to  have  the  annual  report  and  semi-annual   report  for  the Contracts (collectively,  the  "Contract  Reports")  and  the  Fund  Reports  printed  together  or  separately. The Company  may  also  elect  to  print  the  Fund  Reports  in  combination  with  other  fund  companies' annual reports  and  semi-annual  reports.  For  purposes  hereof,  any  combined  annual  reports  and  semi-

annual reports  including  the  Fund  Reports  along  with  the  Contract  Reports  or  annual  reports  and semi-annual  reports  of  other  fund  companies  shall  be  referred  to  as   "Combined   Reports."    For purposes hereof,  the  term  "Fund  Portion  of  the  Combined  Reports"  shall  refer  to  the  percentage  of the number  of  Fund  Reports  pages  in  the  Combined  Reports  in  relation  to  the  total  number  or  pages of the  Combined  Reports.

3.2         Expenses

3.2(a) Expenses  Borne  by  Company.   Except  as  otherwise  provided  in  this  Section  3.2.,  all expenses of  preparing,  setting  in  type  and  printing  and  distributing  (i)  Contract  Prospectuses,  Fund Prospectuses, and  Combined  Prospectuses;  (ii)  Fund  SA!s,  Contract  SA!s,  and  Combined  SA!s;  (iii) Fund Reports,  Contract  Reports,  and  Combined  Reports,  and  (iv)  Contract  proxy  material  that  the Company may  require  in  sufficient  quantity  to  be  sent  to  Contract  owners,  annuitants, or participants under Contracts  (collectively,  the  "Participants"),  shall  be the expense  of  the  Company.

3.2(b)   Expenses  Borne  by  Fund

Fund Prospectuses

With respect  to  existing   Participants,   the  Fund  shall  pay  the  cost  of  setting  in  type  and printing Fund  Prospectuses  made  available  by  the  Company  to  such  existing  Participants  in  order  to update disclosure  as  required  by  the  1933  Act  and/or  the 1940 Act.  With  respect  to  existing Participants, in  the  event  the  Company  elects  to  prepare  a  Combined  Prospectus,  the  Fund  shall  pay the cost  of  setting  in  type  and  printing  the  Fund  Portion  of the Combined  Prospectus  made  available by the  Company  to  its  existing  Participants  in  order  to  update  disclosure  as  required  by  the  1933  Act and/or the  1940  Act.   In  such  event,  the  Fund  shall  bear  the  cost  of  typesetting  to  provide  the  Fund Prospectus to the  Company  in  the  format  in  which  the  Fund  is  accustomed  to  formatting  prospectus. Notwithstanding the  foregoing,  in  no event shall  the  Fund  pay  for  any  such  costs  that  exceed  by  more than five  (5)  percent  what  the  Fund  would  have  paid  to  print  such  documents.   The  Fund  shall  not pay any   costs   of   typesetting   and   printing   the   Fund   Prospectus   (or   Combined   Prospectus,   if applicable) to  prospective  Participants.

Fund SA!s,   Fund  Reports  and  Proxy  Material

With respect  to  existing   Participants,   the  Fund  shall  pay  the  cost  of  setting  in  type  and printing Fund  SA!s,  Fund  Reports  and  Fund  proxy  material  made  available  by  the  Company  to  its existing Participants.    With  respect  to  existing   Participants,  in the  event  the  Company  elects  to prepare a  Combined  SAl  or  Combined  Reports,  the  Fund  shall  pay  the  cost  of  setting  in  type  and printing the  Fund  Portion  of  the  Combined  SAl  or  Combined  Reports,  respectively,  made  available by the  Company  to  its  existing  Participants.   In  such  event,  the  Fund  shall  bear  the  cost  of  typesetting to provide  the  Fund  SAl  or  Fund  Reports  to  the Company in  the  format  in  which  the  Fund  is accustomed to  formatting  statements  of  additional  information  and  annual  and  semi-annual  reports. Notwithstanding the  foregoing,  in  no  event  shall  the  Fund  pay  for  any  such  costs  that  exceed  by  more than five  (5)  percent  what  the  Fund  would  have  paid  to  print  such  documents.

The Company  agrees  to  provide  the  Fund  or  its  designee  with  such  information  as  may  be reasonably requested   by  the  Fund  to  assure  that  the  Fund's   expenses   do  not  include  the  cost  of typesetting, printing  or  distributing   any  of  the  foregoing  documents  other  than  as  described  above.

3.3. The  Fund  SAl  shall  be  obtainable  from  the  Fund,  the Company or such other  person  as the Fund  may  designate.

3.4. If  and  to  the  extent  required by  law  the  Company  shall  distribute  all  proxy  material furnished by  the  Fund  to  Participants  to  whom  voting  privileges  are  required  to  be  extended  and shall:

(i) solicit  voting  instructions  from  Participants;

(ii) vote  the  Fund  shares  in  accordance   with  instructions   received  from

Participants; and

(iii) vote  Fund  shares  for  which  no  instructions   have  been  received  in  the same proportion  as  Fund  shares  of  such  Portfolio  for  which  instructions  have been received,

so long  as  and  to  the  extent  that  the  SEC  continues  to  interpret  the 1940 Act  to  require  pass-through voting privileges  for  variable  contract  owners.  The  Company  reserves  the  right  to  vote Fund shares held in  any  segregated  asset  account  in  its  own  right,  to  the  extent  permitted  by  law.  The Fund  and the Company  shall  follow  the  procedures,  and  shall  have  the  corresponding  responsibilities,  for  the handling of  proxy  and  voting  instruction  solicitations,  as  set  forth  in  Schedule  C  attached  hereto  and incorporated  herein   by  reference.     Participating   Insurance   Companies   shall   be  responsible   for ensuring that  each  of  their  separate  accounts  participating  in  the  Fund  calculates  voting  privileges  in a manner  consistent   with   the  standards   set  forth  on  Schedule   C,  which  standards  will  also  be provided to  the  other  Participating   Insurance  Companies.

3.5.  The  Fund  will  comply  with all provisions  of  the  1940  Act  requiring  voting  by shareholders, and  in  particular  the  Fund  will  either  provide  for  annual  meetings  (except  insofar  as  the Securities and  Exchange  Commission   may  interpret  Section  16  not  to  require  such  meetings)  or comply with  Section  16(c)  of  the  1940  Act  (although  the  Fund  is  not  one  of  the  trusts  described  in Section 16(c) of that Act)  as well as with Sections  16(a)  and,  if  and  when  applicable,  16(b).  Further, the Fund  will  act  in  accordance  with  the  Securities  and  Exchange  Commission's  interpretation  of  the requirements of  Section  16(a)  with  respect  to  periodic  elections  of  directors  and  with  whatever  rules the Commission  may  promulgate  with  respect  thereto.

ARTICLE IV.   Sales  Material  and  Information

4.1. The  Company  shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Fund  or  its  designee, each piece  of  sales  literature  or  other  promotional  material  prepared  by  the  Company  or  any  person contracting with  the  Company  in  which  the  Fund  or  the  Distributor  is  named,  at  least  ten  Business

Days prior to its  use.   No  such  material  shall  be  used  if  the  Fund,  the  Distributor,  or  their  designee reasonably objects  to  such  use  within  ten  Business  Days  after  receipt  of  such  material.

4.2. The  Company  shall  not  give  any  information  or  make any representations  or  statements on behalf  of  the  Fund  or  concerning  the  Fund  in  connection  with  the  sale  of  the  Contracts  other  than the information  or  representations  contained  in  the  registration  statement  or  the  Fund  Prospectus,  as such registration  statement  or  Fund  Prospectus  may  be  amended  or supplemented from  time  to  time, or in  reports  or  proxy  statements  for  the  Fund,  or  in  sales  literature  or  other  promotional  material approved by  the  Fund  or  its  designee,  except  with  the  written  permission  of  the  Fund.

4.3. The  Fund  or  its  designee  shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Company  or its designee,  each  piece  of  sales  literature  or  other  promotional  material  prepared  by  the  Fund  in which the  Company or its  Account(s)  are  named  at  least  ten  Business  Days  prior  to  its  use.  No  such material shall  be  used  if  the  Company  or  its  designee  reasonably  objects  to  such  use  within  ten Business Days  after  receipt  of  such  material.

4.4.   Neither  the  Fund  nor  the  Distributor  shall  give  any  information  or  make any representations on  behalf  of  the  Company  or  concerning  the  Company,  each  Account,  or the Contracts, other  than  the  information   or  representations  contained   in  a  registration  statement  or prospectus for  the  Contracts,   as  such  registration  statement   and  prospectus   may  be  amended  or supplemented from  time  to  time,  or  in  published  reports  or  solicitations  for  voting  instructions  for each Account  which  are  in  the  public  domain  or  approved   by  the  Company  for  distribution  to Participants, or  in  sales  literature  or  other  promotional  material  approved  by  the  Company  or  its designee, except  with  the  written  permission  of  the  Company.

4.5.  The  Fund  will  provide  to  the  Company  at  least  one  complete  copy  of  all  registration statements, prospectuses,  statements  of additional information,  reports,  proxy  statements,  sales literature and  other  promotional  materials,  applications  for  exemptions,  requests  for  no-action  letters, and all  amendments  to  any  of  the  above,  that  relate  to  the  Fund  or  its  shares,  contemporaneously  with the filing  of  such  document  with  the  SEC  or  other  regulatory  authorities.

4.6.  The  Company  will  provide  to  the  Fund  at  least  one  complete  copy  of  all  registration statements, prospectuses,  statements  of additional information,  reports,  solicitations  for  voting instructions, sales  literature  and  other  promotional  materials,  applications  for  exemptions,  requests for no  action  letters,  and  all  amendments   to  any  of  the  above,  that  relate  to  the  investment  in  an Account or  Contract  contemporaneously   with  the  filing  of  such  document  with  the  SEC  or  other regulatory authorities.

4.7.   For  purposes   of  this   Article  IV,  the  phrase   "sales   literature   or  other  promotional material" includes,  but  is  not  limited  to,  any  of  the  following:   advertisements   (such  as  material published, or  designed  for  use in, a  newspaper,  magazine,  or  other  periodical,  radio,  television, telephone or  tape  recording,  videotape  display,  signs  or  billboards,  motion  pictures,  or  other  public media), sales  literature  (i.e.,  any  written  communication  distributed  or  made  generally  available  to customers or  the  public,  including  brochures,  circulars,  research  reports,  market  letters,  form  letters, seminar texts,  reprints  or  excerpts  of  any  other  advertisement,  sales  literature,  or  published  article), educational or  training  materials  or  other  communications  distributed  or  made  generally  available  to some or  all  agents  or  employees,  and  registration  statements,  prospectnses,  statements  of  additional information, shareholder  reports,  and  proxy  materials.

ARTICLE V.   [Reserved] ARTICLE VI.   Diversification

6.1.  The  Fund  represents  that  it  and  each  Portfolio  will  comply  with  Section  817(h)  of  the Code and Treasury  Regulation  1.817-5,  relating  to the diversification  requirements  for  variable annuity, endowment, or  life  insurance  contracts  and  any  amendments  or  other  modifications  or successor provisions  to  such  Section  or  Regulations.   In  the  event  of  a  breach  of  this  Article  VI  by  a Fund, the  Fund  will  take  all  reasonable  steps  (a)  to  notify  Company  of  such  breach  immediately  and (b) to  adequately  diversify  the  Portfolio  so  as  to  achieve  compliance  within  the  grace  period  afforded by Regulation  1.817-5

ARTICLE VII.    Potential  Conflicts

7.I.   The  Board  will  monitor  the  Fund for the  existence  of  any  material  irreconcilable  conflict between the  interests  of  the  contract  owners  of  all  separate  accounts  investing  in  the  Fund.    An irreconcilable material  conflict  may  arise  for  a  variety  of  reasons,  including:  (a)  an  action  by  any  state insurance regulatory authority;  (b) a change  in  applicable  federal  or  state  insurance,  tax,  or  securities laws or  regulations,  or  a  public  ruling,  private  letter  ruling,  no-action  or  interpretative  letter,  or  any similar action  by  insurance,  tax,  or securities regulatory  authorities;  (c) an administrative  or  judicial decision in  any  relevant  proceeding;  (d)  the  manner  in  which  the  investments  of  any  Portfolio  are being managed;  (e)  a  difference  in  voting  instructions  given  by  variable  annuity  contract  owners  and variable life  insurance  contract  owners;  or  (i)  a  decision  by  a  Participating  Insurance  Company  to disregard the  voting  instructions  of  Contract  owners.  The  Board  shall  promptly  inform  the  Company if it determines that  an  irreconcilable  material  conflict  exists  and  the  implications  thereof.

7.2.  The  Company  will  report  any  potential  or  existing  material  irreconcilable  conflicts  of which it  is  aware  to  the  Board.  The  Company  will  assist  the  Board  in  carrying  out  its  responsibilities under the Shared Funding  Exemptive  Order, by providing  the  Board  with  all  information  reasonably necessary for the  Board  to  consider  any  issues  raised.    This  includes,  but  is  not  limited  to,  an obligation by  the  Company  to  inform  the  Board  whenever  contract  owner  voting  instructions  are disregarded.

7.3. !fit  is  determined  by  a  majority  of  the  Board,  or  a  majority  of  its  disinterested  directors, that a material  irreconcilable  conflict  exists,  the  Company  and  other  Participating  Insurance Companies shall,   at  their  expense  and  to  the  extent   reasonably  practicable   (as  determined   by  a majority of  the  disinterested  trustees),  take  whatever  steps  are  necessary  to  remedy  or  eliminate  the irreconcilable material  conflict,  up  to  and  including:  (I)  withdrawing  the  assets  allocable  to  some  or all of  the  Separate  Accounts  from  the  Fund  or  any  Portfolio  and  reinvesting  such  assets  in  a  different investment medium,  including  (but  not  limited  to)  another  Portfolio  of  the  Fund,  or  submitting  the question whether  such  segregation  should  be  implemented  to  a  vote  of  all afiected Contract  owners and, as appropriate, segregating  the  assets  of  any  appropriate  group  (i.e.,  annuity  contract  owners,  life insurance policy  owners,  or  variable  Contract  owners  of  one  or more Participating  Insurance Companies) that  votes  in  favor  of  such  segregation,  or  offering  to  the  affected  Contract  owners  the option of  making  such  a  change;  and  (2)  establishing   a  new  registered  management  investment company or  managed  separate  account.   No  charge  or  penalty  will  be  imposed  as  a  result  of  such withdrawal.  The  Company  agrees  that  it  bears  the  responsibility  to  take  remedial  action  in  the  event of a  Board determination of  an  irreconcilable  material  conflict  and  the  cost  of  such  remedial  action, and these  responsibilities   will  be  carried  out  with  a  view  only  to the interests  of  Contract  owners.

7.4.   If  a  material  irreconcilable  conflict  arises  because  of  a  decision  by  the  Company  to disregard contract  owner  voting  instructions  and  that  decision  represents  a  minority  position  or would preclude  a  majority  vote,  the  Company  may  be  required,  at  the  Fund's  election,  to  withdraw the affected  Account's  investment  in  the  Fund  and  terminate  this  Agreement  with  respect  to  such Account (at  the  Company's  expense);  provided,  however  that  such  withdrawal  and  termination  shall be limited  to  the  extent  required  by  the  foregoing  material  irreconcilable  conflict  as  determined  by  a majority of the  disinterested  members  of  the  Board.  No  charge  or  penalty  will be imposed  as  a  result of such  withdrawal.   The  Company  agrees  that  it  bears  the  responsibility  to  take  remedial  action  in the event  of  a  Board   determination   of  an  irreconcilable   material  conflict  and  the  cost  of  such remedial action,  and  these  responsibilities  will  be  carried  out  with  a  view  only  to  the  interests  of Contract owners.

7.5.  For  purposes  of  Sections  7.3  and  7.4  of  this  Agreement,  a  majority  of the disinterested members of  the  Board  shall  determine  whether  any  proposed  action  adequately  remedies any irreconcilable material  conflict,  but  in  no  event  will  the  Fund  be  required  to  establish  a  new  funding medium for  the  Contracts.   The  Company  shall  not  be  required  by  Section  7.3  or  7.4  to  establish  a new funding  medium  for  the  Contracts  if  an  offer  to  do  so  has  been  declined  by  vote  of  a  majority of Contract owners  materially  adversely  affected  by  the  irreconcilable  material  conflict.

7.6.   If  and  to  the  extent  that  Rule  6e-2  and  Rule  6e-3(T)  are  amended,  or  Rule  6e-3  is adopted, to  provide  exemptive  relief  from  any  provision  of  the  1940  Act  or  the  rules  promulgated thereunder with  respect  to  mixed  or  shared  funding  (as  defined  in  the  Shared  Funding  Exemptive Order) on  terms  and  conditions  materially  different  from  those  contained  in  the  Shared  Funding Exemptive Order,  then  the  Fund  and/or  the  Participating  Insurance  Companies,  as  appropriate,  shall take such steps  as  may  be  necessary  to  comply  with  Rules  6e-2  and  6e-3(T),  as amended, and  Rule

6e-3, as  adopted,  to  the  extent  such  rules  are  applicable.

7.7   The  Company  shall  at  least  annually  submit  to  the  Board  of  the  Fund  such  reports, materials or  data  as  the  Board  may  reasonably  request  so  that  the  Board  may  fully  carry  out  the obligations imposed  upon  them  by  the  provisions  hereof,  and  said  reports,  materials  and  data  shall  be submitted more  fi·equently  if  deemed  appropriate  by  the  Board.  All  reports  received  by  the  Board  of potential or  existing  conflicts,  and  all  Board  action  with  regard  to  determining  the  existence  of  a conflict, notifying  Participating  Insurance  Companies  of  a  conflict,  and  determining  whether  any proposed action  adequately  remedies  a  conJlict,  shall  be  properly  recorded  in  the  minutes  of  the Board or  other  appropriate  records,  and  such  minutes  or  other  records  shall  be  made  available  to  the SEC upon  request.

ARTICLE VIII.   Indemnification

8.1.  Indemnification  By  The  Company

8.1 (a)  The  Company  agrees  to  indemnify  and  hold  harmless  the  Fund  and  each  member  of  its Board and  officers,  and  the  Distributor  and  each  director  and  officer  of  the  Distributor,  and  each person, if  any,  who  controls  the  Fund  or  the Distributor within  the  meaning  of  Section  15  of  the  1933

Act (collectively,  the  "Indemnified  Parties"  and  individually,  "Indemnified  Party,"  for  purposes  of this Section  8.1)  against  any  and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in settlement with  the  written  consent  of  the  Company)  or  litigation  (including  legal  and other expenses), to  which  the  Indemnified  Pmties  may  become  subject  under  any  statute  or  regulation,  at common law  or  otherwise,  insofar  as  such  losses,  claims, damages, liabilities  or  expenses  (or  actions in respect  thereof)  or  settlements  are  related  to  the  sale  or  acquisition  of  the  Fund's  shares  or  the Contracts and:

(i)  arise  out  of  or  are  based  upon  any  untrue  statements  or alleged untrue  statements  of  any  material  fact  contained  in  the  registration  statement or prospectus  for  the  Contracts  or  contained  in  the  Contracts  or  sales  literature  for  the Contracts (or  any  amendment  or  supplement  to  any  of  the  foregoing),  or  arise  out  of or are  based  upon  the  omission  or  the  alleged  omission  to  state therein a  material  fact required to  be stated therein  or  necessary  to  make  the  statements  therein  not misleading, provided  that  this  agreement  to  indemnify  shall  not  apply  as to any Indemnified  Party   if  such   statement   or   omission   or   such   alleged   statement   or omission was  made in reliance  upon  and  in  conformity  with  information  fumished  to the Company  by  or  on  behalf  of  the  Fund  for  use  in  the  registration  statement  or prospectus for  the  Contracts  or  in  the  Contracts  or  sales  literature  (or  any  amendment or supplement)  or  otherwise  for  use  in  connection  with  the  sale  of  the  Contracts  or Fund shares;  or

(ii)   arise  out  of or as  a  result  of  any  statements  or representations (other  than statements or  representations  contained  in  the  registration statement, prospectus  or  sales  literature  of  the  Fund  not  supplied  by  the  Company  or persons under  its  control  and  other  than  statements  or  representations  authorized  by the Fund  or  the  Distributor)  or  unlawful  conduct of the  Company  or  persons  under  its control, with  respect  to  the  sale  or  distribution  of  the  Contracts  or  Fund  shares;  or

(iii)  arise  out  of  or  as a result  of  any  untme  statement  or alleged untrue  statement  of  a material fact contained in  a  registration  statement, prospectus, or  sales  literature  of  the  Fund  or  any  amendment  thereof  or  supplement thereto or  the  omission  or  alleged  omission  to  state  therein  a  material  fact  required  to statement or  omission  was  made  in  reliance  upon  and  in  conformity  with  information furnished in  writing  to  the  Fund  by  or  on  behalf  of  the  Company;  or

(iv) arise  as  a  result  of  any  material  failure  by  the  Company  to provide the  services  and  furnish  the  materials  under the terms  of  this  Agreement;  or

(v)   arise  out  of  or  result  from  any  material  breach  of  any representation and/or  warranty  made  by  the  Company  in  this  Agreement  or  arise  out of or  result  from  any  other  material  breach  of  this  Agreement  by  the  Company.

8.l(b).   Notwithstanding  Section  8.l(a)  above,  the  Company  shall  not  be  liable  under  this indemnification provision  with  respect  to  any  losses,  claims,  damages,  liabilities  or  litigation  incurred or assessed  against  an  Indemnified  Party  as  such  may  arise  from  such  Indemnified  Party's  willful misfeasance, fraud,  bad  faith,  or  gross  negligence  in  the  performance  of  such  Indemnified  Party's duties or  by  reason  of  such  Indemnified  Patty's  reckless  disregard  of  obligations  or  duties  under this Agreement.

8.l(c).   Notwithstanding  Section  8.l(a)  above,  the  Company  shall  not  be  liable  under  this indemnification provision  with  respect  to  any  claim  made  against an Indemnified  Party  unless  such Indemnified Party  shall  have  notified  the  Company  in  writing  within  a  reasonable  time  after  the summons or  other  first  legal  process  giving  information  of the nature  of  the  claim  shall  have been served upon  such  Indemnified  Party  (or  after  such  Indemnified  Party  shall  have  received  notice  of such service  on  any  designated  agent),  but  failure  to  notify  the  Company  of  any  such  claim shall not relieve the  Company  from  any  liability  which  it  may  have  to  the  Indemnified  Party  against  whom such action  is  brought  unless  the  Company  is  materially  prejudiced  by  failure  to  notify.  In  case  any such action is  brought  against  the  Indemnified  Parties, the Company  shall  be  entitled  to  participate, at its  own  expense,  in  the  defense  of  such  action.  The  Company  also  shall  be  entitled  to  assume  the defense thereof,  with  counsel  satisfactory  to  the  patty  named  in  the  action.   After  notice  from  the Company to  such  Party  of  the  Company's  election  to  assume  the  defense  thereof,  the  Indemnified Party shall  bear  the  fees  and  expenses  under  this  Agreement  for  any  legal  or other expenses subsequently incurred  by  such  Party  independently  in  connection  with  the  defense  thereof  other  than reasonable costs  of  investigation.

8.1 (d).  The  Indemnified  Parties  will promptly notify  the  Company  of  the  commencement  of any litigation  or  proceedings  against  them  in  connection  with  the  issuance  or sale of  the  Fund  shares or the  Contracts  or  the  operation  of  the  Fund.

8.2.  Indemnification   by  the  Distributor

8.2(a). The  Distributor  agrees  to  indemnify  and  hold  harmless  the  Company  and  each  of  its directors and  officers  and  each  person,  if  any,  who  controls  the  Company  within  the  meaning  of Section 15  of  the  1933  Act  (collectively,  the  "Indemnified  Parties"  and  individually,  "Indemnified Party," for  purposes  of  this  Section  8.2)  against  any and all  losses,  claims,  damages,  liabilities (including amounts  paid in settlement  with  the  written  consent  of  the  Distributor)  or  litigation (including legal  and  other  expenses)  to  which  the  Indemnified  Parties  may  become  subject  under  any  statute or  regulation,  at  common  law  or  otherwise,  insofar  as  such  losses,  claims,  damages,  liabilities or expenses  (or  actions  in  respect  thereof)  or  settlements:

(i)  arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged untrue statement  of  any  material  fact contained in  the  registration  statement  or prospectus or sales literature  of  the  Fund  (or  any  amendment  or supplement to  any  of the foregoing),  or  arise  out  of  or  are based upon  the  omission  or  the  alleged  omission to state  therein  a  material  fact  required  to  be  stated  therein  or  necessary  to  make  the statements therein  not  misleading,  provided  that  this  agreement  to  indemnify  shall not apply  as  to  any  Indemnified  Party  if  such  statement  or  omission  or  such  alleged statement or  omission  was  made  in  reliance  upon and in  conformity  with  information furnished to the Distributor  or  the  Fund  by  or  on  behalf of the  Company  for  use  in  the registration statement  or  prospectus  for  the  Fund  or  in sales literature  (or  any amendment or  supplement)  or  otherwise  for  use  in  connection  with  the  sale  of  the Contracts or  Portfolio  shares;  or

(ii)  arise  out  of  or  as  a  result  of  statements  or  representations  (other than statements or  representations  contained  in  the  registration  statement,  prospectus or sales  literature  for  the  Contracts  not  supplied  by  the  Distributor  or  persons  under its control  and  other  than  statements  or  representations  authorized  by  the  Company) or unlawful  conduct  of  the  Distributor  or  persons  under  its  control,  with  respect  to  the sale or  distribution  of  the  Contracts  or  Portfolio  shares;  or

(iii)   arise  out  of  or  as  a  result  of  any  untrue  statement  or  alleged untrue statement  of  a  material  fact  contained  in  a  registration  statement,  prospectus, or sales  literature  covering  the  Contracts,  or  any  amendment  thereof  or  supplement thereto, or  the  omission  or  alleged  omission  to  state  therein  a  material  fact  required  to be stated therein  or  necessary  to  make  the  statement  or  statements  therein  not misleading, if  such  statement  or  omission  was  made  in  reliance  upon  information furnished in  writing  to  the  Company  by  or  on  behalf  of  the  Distributor;  or

(iv)   arise  as  a  result  of  any  material  failure   by  the  Distributor  to provide the  services  and  furnish  the  materials  under  the  terms  of  this  Agreement;  or

(v)   arise  out  of  or  result  from  any  material  breach of any representation and/or  warranty  made  by  the  Distributor  in  this  Agreement  or  arise  out of or  result  from  any  other  material  breach  of  this  Agreement   by  the  Fund  or  the

Distributor; including  without  limitation  any  failure  by  the  Fund  to  comply  with  the conditions of  Article  VI  hereof;  or

(vi)  arise out of or result from  the  materially  incorrect  or materially untimely calculation  or  reporting  of the daily  net  asset  value  per  share  or  dividend  or capital gain  distribution   rate  by  the  Fund  and/or  the  Distributor   or  either  of  their designee.

8.2(b).The  Distributor  shall  not  be  liable  under  this indemnification provision  with  respect  to any losses, claims,  damages,  liabilities  or  litigation  incurred  or  assessed  against  an  Indemnified  Party as may  arise from such  Indemnified  Party's  willful  misfeasance,  n·aud,  bad  faith,  or  gross  negligence in the  performance  of  such   Indemnified   Party's  duties  or  by  reason  of  such  Indemnified  Party's reckless disregard  of  obligations  and  duties  under  this  Agreement.

8.2(c).  The  Distributor  shall  not  be  liable  under  this  indemnification  provision  with  respect  to any claim  made  against  an  Indemnified  Party  unless  such  Indemnified  Party shall have notified the Distributor in  writing  within  a  reasonable  time  after  the  summons  or  other  first  legal  process giving information of  the  nature  of  the  claim  shall  have  been  served  upon  such  Indemnified  Party  (or  after such Indemnified  Party  shall  have  received  notice  of  such  service  on  any  designated  agent),  but failure to  notify  the  Distributor  of  any  such  claim  shall  not  relieve  the  Distributor  from  any liability which it  may  have  to  the  Indemnified  Party  against  whom  such  action  is  brought  otherwise  than  on account of  this indemnification  provision.   In  case  any  such  action  is  brought  against  the  Indemnified Parties, the  Distributor  will  be  entitled  to  participate,  at  its  own  expense,  in  the  defense  thereof.  The Distributor also  shall  be  entitled  to  assume  the  defense  thereof,  with  counsel  satisfactory  to  the  party named in  the  action.   After  notice  fl·om  the  Distributor  to  such  Party  of  the  Distributor's  election  to assume the  defense  thereof,  the Indemnified Party  shall  bear the fees and expenses  of  any  additional counsel retained  by  it,  and  the  Distributor  will  not  be  liable  to  such  Party  under  this  Agreement  for any legal or  other  expenses  subsequently  incurred  by  such  Party  independently  in  connection  with  the defense thereof  other  than  reasonable  costs  of  investigation.

8.2(d).  The  Company  agrees  promptly  to  notify  the  Distributor  of  the  commencement  of  any litigation or  proceedings  against  it  or  any  of  its  officers,  trustees  or  directors  in  connection  with  this Agreement, the  issuance  or sale of the Contracts  with  respect  to  the  operation  of  each  Account,  or  the sale or  acquisition  of  shares  of  the  Fund.

8.3.        Indemnification   By  the  Fund

8.3(a). The  Fund   agrees   to  indemnify  and  hold   harmless   the  Company   and  each  of  its directors and  officers  and  each  person,  if  any,  who  controls  the  Company  within  the  meaning  of Section 15 of the 1933 Act  (collectively,  the  "Indemnified  Parties"  for  purposes  of  this  Section  8.3) against  any  and   all   losses,   claims,   expenses,   damages,   liabilities   (including   amounts   paid   in settlement with  the  written  consent  of the Fund)  or  litigation  (including  legal  and  other  expenses)  to which the  Indemnified  Parties  may  be  required  to  pay  or  may  become  subject  under  any  statute  or regulation, at  common  Jaw  or  otherwise,  insofar  as  such  losses,  claims, expenses, damages,  liabilities or expenses  (or  actions  in  respect  thereof)  or  settlements,  are  related  to  the  operations  of  the  Fund and:

(i)        arise  as  a  result  of  any  failure  by  the  Fund  to  provide  the services and  furnish  the  materials  under  the  terms  of  this  Agreement;  or

(ii)      arise  out of or  result  from  any  material  breach of any representation and/or  warranty  made  by  the  Fund  in  this  Agreement  or  arise  out  of  or result from  any  other  material  breach  of  this  Agreement  by  the  Fund;

(iii)      arise  out  of  or  result  from  the  materially  incorrect  or  materially untimely calculation  or  reporting  of the daily  net  asset  value  per  share  or  dividend  or capital gain  distribution  rate  by  the  Fund  or  its  designee;

The parties  acknowledge    that  the  Fund's   indemnification   obligations   under  this  Section  7.3  arc subject to  applicable  law.

8.2(b)  The  Fund  shall  not  be  liable  under  this indemnification provision  with  respect  to  any losses, claims,  damages,  liabilities  or  litigation  to  which  an  Indemnified  Party  would  otherwise  be subject by reason of  such  Indemnified  Party's  willful  misfeasance,  fraud,  bad  faith,  or  gross negligence in the  performance  of  such  Indemnified  Party's  duties  or  by  reason  of  such  Indemnified Party's reckless  disregard  of  obligations  and  duties  under  this  Agreement  or  to  the  Company,  the Fund, the  Distributor  or  the  Account,  whichever  is  applicable.

8.2(c)   The  Fund  shall  not  be  liable  under  this  indemnification  provision  with  respect  to  any claim made  against  an  Indemnified  Party  unless  such  Indemnified  Party  shall  have  notified  the  Fund in writing  within  a  reasonable  time  after  the  summons  or  other  first  legal  process giving information of the  nature  of  the  claim  shall  have  been  served  upon  such  Indemnified  Party (or after  such Indemnified Party shall have received notice  of  such  service  on  any  designated  agent),  but  failure  to notify the  Fund  of  any  such  claim  shall  not  relieve  the  Fund  from  any  liability  which  it  may  have  to the Indemnified Party  against  whom  such  action  is  brought  otherwise  than  on  account  of  this indemnification provision.   In  case  any such action  is  brought  against  the  Indemnified  Parties,  the Fund will  be  entitled  to  participate,  at  its  own  expense,  in  the  defense  thereof.   The  Fund  also  shall be entitled  to  assume  the  defense  thereof;  with  counsel  satisfactory  to  the  pmiy  named  in  the  action. After notice  from  the  Fund  to  such  party  of  the  Fund's   election  to  assume  the  defense  thereof,  the Indemnified Party  shall  bear  the  fees  and  expenses  of  any  additional  counsel  retained  by  it,  and  the Fund will  not  be  liable  to  such  party  under  this  Agreement  for  any  legal or other expenses subsequently incurred  by  such  party  independently  in  connection  with  the  defense  thereof  other  than reasonable costs  of  investigation.

8.2(d) The  Company  and  the  Distributor  agree  promptly  to  notify the Fund  of  the commencement of  any  litigation  or  proceeding  against  it  or  any  of  its  respective  officers  or  directors in connection   with  the   Agreement,   the  issuance  or  sale   of  the  Contracts,   the  operation   of  the Account, or  the  sale  or  acquisition  of  shares  of  the  Fund.

ARTICLE IX.   Applicable  Law

9.I.  This  Agreement  shall  be  construed  and  the  provisions  hereof  interpreted  under  and in accordance with  the  laws  of  the  State  ofNew  York.

9.2.   This  Agreement  shall  be  subject  to  the  provisions  of  the  1933,  1934 and 1940  Acts,  and the rules  and  regulations  and  rulings  thereunder,  including  such  exemptions  fi·om  those  statutes,  rules and regulations  as  the  SEC  may  grant  (including,  but  not  limited  to, the Shared  Funding  Exemptive Order) and  the  terms  hereof  shall  be  interpreted  and  construed  in  accordance  therewith.

ARTICLE X.  ·rermination

I 0.1.  This  Agreement  shall  continue  in  full  force  and  effect  until  the  first  to  occur  of:

(a)       termination   by  any  party  for  any  reason  upon  six-months   advance written notice  delivered  to  the  other  parties;  or

(b)       termination   by  the  Company  by  written  notice  to  the  Fund  and  the Distributor  with  respect  to  any  Portfolio  based  upon  the  Company's  determination that shares  of  such Portfolio are  not  reasonably  available  to  meet  the  requirements  of the Contracts;  or

(c)       termination   by  the  Company  by  written  notice  to  the  Fund  and  the Distributor with  respect  to  any  Portfolio  in  the  event  any  of the Portfolio's  shares  are not registered, issued  or  sold  in  accordance  with  applicable  state  and/or  federal  law  or such law  precludes  the  use  of  such  shares  as  the  underlying  investment  medium  of the Contracts  issued  or  to  be  issued  by  the  Company.   The  terminating  party  shall give prompt  notice  to  the  other  parties  of  its  decision  to  terminate;  or

(d)       termination  by  the  Company  in  the  event  that  formal  administrative proceedings are  instituted  against  the  Funds  or  Distributor  by  FINRA,  the  SEC,  or any state  securities  or  insurance  department  or  any  other  regulatory  body;  provided, however, that  the  Company  determines  in its sole  judgment  exercised  in good faith, that any  such  administrative  proceedings  will  have  a  material  adverse  effect  upon  the ability of the Funds  or Distributor to  perform  its  obligations  under  this  Agreement;  or

(e)        termination  by the  Company  by  written  notice  to  the  Fund  and  the Distributor with  respect  to  any  Portfolio  in  the  event  that  such  Portfolio  ceases  to qualify as  a  Regulated  Investment  Company  under  Subchapter   M  of  the  Code  or under any  successor  or similar provision,  or  if  the  Company  reasonably  believes  that the Fund  may  fail  to  so  qualify;  or

(f)          termination   by  the  Company  by  written  notice  to  the  Fund  and  the

Distributor with  respect  to  any  Portfolio  in  the  event  that  such  Portfolio  fails  to  meet

the diversification   requirements   specified  in  Article  VI  hereof  or  if  the  Company reasonably believes  that  the  Portfolio  may  fail  to  meet  such  diversification;  or

(g)       termination  by  either  the  Fund  or  the  Distributor  by  written  notice  to the Company  if   the  Distributor  or  the  Fund  shall  determine,  in  its  sole  judgment exercised in good faith,  that  the  Company  has  suffered  a  material  adverse  change  in its business,  operations,  financial  condition  or  prospects  since  the  date of  this Agreement or  is  the  subject  of  material  adverse  publicity  and  as  a  result  ability  to perform obligations  under  this  Agreement  is  materially  impaired,  provided  that  the Fund or  the  Distributor   will  give  the  Company  sixty  (60)  days'   advance  written  notice of  such  determination  of  its  intent  to terminate this  Agreement,  and  provided further that  after  consideration   of  the  actions  taken  by  the  Company  and  any  other changes in  circumstances   since  the  giving  of  such  notice,  the  determination  of  the Fund or  the  Distributor  shall  continue  to  apply  on  the  60th  day since giving  of  such notice, then  such  60th  day  shall  be  the  effective  date  of  termination;  or

(h)       termination  by  the  Company  by  written  notice  to  the  Fund  and  the Distributor, if the Company  shall  determine,  in  its sole judgment  exercised  in  good faith, that either  the  Fund  or  the  Distributor  (with  respect  to  the  appropriate  Portfolio) has suffered  a  material  adverse  change  in  its  business,  operations,  financial  condition or prospects  since  the  date  of  this  Agreement  or  is  the  subject  of  material  adverse publicity; provided  that  the  Fund  or  the  Distributor  will give the  Company  sixty  (60) days'  advance  written  notice  of  such  determination  of  its  intent  to  terminate  this Agreement, and  provided  further  that  after  consideration  ofthe  actions  taken  by  the Company and  any  other  changes  in  circumstances  since the giving of  such  notice,  the determination of  the  Company  shall  continue  to  apply  on  the  60th  day  since  giving  of such notice,  then  such  60th  day  shall  be  the  effective  date  of  termination;  or

(i)       termination  by  any  party  upon  the  other  party's   breach  of any representation in  Section  2  or  any  material  provision  ofthis  Agreement,  which  breach has not  been  cured  to  the  satisfaction  of  the  terminating  party  within  ten  (I0)  days after written  notice  of  such  breach  is  delivered  to  the  Fund  or  the  Company,  as  the case may  be; or

(k)       termination   by  the  Fund  or  the  Distributor  by  written  notice  to  the Company in  the  event  an  Account  or  Contract  is not registered  or  sold  in  accordance with applicable  federal  or  state  law  or  regulation,  or  the  Company  fails  to  provide pass-through voting  privileges  as  specified  in  Section  3.4;  provided  that  the  Fund  or the Distributor  will give the  Company  sixty  (60)  days'  advance  written  notice  of  such intent.

10.2.   Effect  ofTermination.  Notwithstanding  any  termination  of  this  Agreement,  the  Fund shall  at  the  option  of  the  Company,   continue   to  make  available   additional   shares   of  the  Fund pursuant to  the  terms  and  conditions  of  this  Agreement,  for  all  Contracts  in  efJect  on  the  effective further sale  of  Fund  shares  is  proscribed  by  law,  regulation  or  applicable  regulatory  body,  or  unless the Fund  determines  that  liquidation  of  the  Fund  following  termination  of  this  Agreement  is  in  the best interests  of  the  Fund  and  its  shareholders.    Specifically,  without  limitation,  the  owners  of  the Existing Contracts  shall  be  permitted  to  direct  reallocation  of  investments  in  the  Fund,  redemption  of investments in  the  Fund  and/or  investment   in  the  Fund  upon  the  making  of  additional  purchase payments under  the  Existing  Contracts.   The  parties  agree  that  this  Section  10.2  shall  not apply to any terminations  under  Article  VII  and  the  effect  of  such  Article  VII  terminations  shall  be  governed by Article  VII  of  this  Agreement.

1 0.3.   The  Company  shall  not  redeem  Fund  shares  attributable  to  the  Contracts  (as  distinct fi·om Fund  shares  attributable  to  the  Company's  assets  held  in  the  Account)  except  (i)  as  necessary  to  implement Contract  Owner  initiated  or  approved  transactions,  or  (ii)  as  required  by  state  and/or federal laws  or  regulations  or  judicial  or  other  legal  precedent  of  general  application  (hereinafter referred to as  a  "Legally  Required  Redemption")  or  (iii)  as  permitted  by  an  order  of  the  SEC  pursuant to Section  26(b)  of  the  1940  Act.  Upon  request,  the  Company  will  promptly  fhrnish  to  the  Fund  the opinion of  counsel  for  the  Company  to  the  effect  that  any  redemption  pursuant  to  clause  (ii)  above  is a Legally  Required  Redemption.   Furthermore,  except  in  cases  where  permitted  under  the  terms  of the Contracts,  the  Company  shall  not  prevent  Contract  Owners  from  allocating  payments  to a Portfolio that  was  otherwise  available  under  the  Contracts  without  first  giving  the  Fund or the appropriate Distributor  90  days  prior  written  notice  of  its  intention  to  do  so.

1 0.4.  Notwithstanding  any  termination  of  this  Agreement,  all  rights  and  obligations  arising under Article  VIII  of  this  Agreement  shall  survive.

ARTICLE XI.   Notices

Any notice  shall  be  sufficiently  given  when  sent  by  registered  or  cettified  mail  to  the  other party at  the  address  of  such  party  set  forth  below  or  at  such  other  address  as  such  party  may  from time to  time  specify  in  writing  to  the  other  party.

If to  the  Fund: Royce Capital  Fund

745 Fifth  Avenue

NewYork,NewYork 10151

Attention: John  D.   Diederich

If to  the  Distributor: Royce Fund  Services,  Inc.

745 Fifth Avenue

New York, New  York  10151

Attention: John  D.  Diederich

If to  the  Company:

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  l  00

West Des  Moines, !A  50266

Attn:  Bill  Lowe

ARTICLE XII.   Foreign Tax Credits

The Fund  and  the  Distributor  agree  to  consult  with  the  Company  concerning  whether  any

Portfolio of  the  Fund  qualifies  to  provide  a  foreign  tax  credit  pursuant  to  Section  853  of  the  Code.

ARTICLE XIII.  Information  Sharing

13.1.   Company  agrees  to  provide  to  Distributor  or  its  designee,  upon  written  request,  the taxpayer identification  number  ("TIN")  and  the  Contract  owner  number  or  participant  account number associated  with  the  Contract  owner,  if known, of  any  or  all  Contract  owners  of  the account and  the  amount,  date  and  transaction  type  (purchase,  redemption,  transfer,  or  exchange) of every  purchase,  redemption,  transfer,  or  exchange  of  Shares  held  through  an  account maintained by  the  Company  during  the  period  covered  by  the  request.   Unless  otherwise specifically requested  by  the  Distributor  or  its  designee,  the  Company  shall  only  be  required  to provide information  relating  to  Contract  owner-Initiated  transactions.    Requests  must  set  forth  a specific period,  generally  not  to  exceed  90  days  from  the  date  of  the  request,  for  which

transaction information  is  sought.   Distributor  or  its  designee  may  request  transaction  information older than  90  days  from  the  date  of  the  request  as  it deems necessary  to  investigate  compliance with policies  established  by  the  Fund  for  the  purpose  of  eliminating  or  reducing  any  dilution  of the value  of  the  outstanding  shares  issued  by  the  Fund.   Fund  requests  for  Contract  owner information shall  be  made  no  more  frequently  than  quarterly  except  as  the  Fund  deems  necessary to investigate  compliance  with  policies  established  by  the  Fund  for  the  purpose  of  eliminating  or reducing any  dilution  of  the  value  of  the  shares  issued  by  the  Fund.

Company agrees  to  transmit  the  requested  information  that  is  on  its  books  and  records  to Distributor or  its  designee  promptly,  but  in  any  event  not  later  than  five  (5)  business  days,  or  as otherwise agreed  to  by  the  parties,  after  receipt  of  a  request.   If  the  requested  information  is  not on the  Company's   books  and  records,  Company  agrees  to  (i)  provide  or  arrange  to  provide  to  the

Fund the  requested  information   pertaining  to  Contract  owners  who  hold  accounts  with  an  indirect intermediary; or  (ii)  if  directed  by  Distributor,  block  further  purchases  of  Shares  from  such indirect intermediary.   In  such  instance,  Company  agrees  to  inform  Distributor  whether  it  plans  to perform (i)  or  (ii).   Responses  required  by  this  paragraph  must  be  communicated   in  writing  and

in a  format  mutually  agreed  upon  by  the  parties.   To  the  extent  practicable,  the  format  for  any transaction information  provided  to  Royce  should  be  consistent  with  the  NSCC  Standardized

Data Reporting  Format.   For  purposes  of  this  provision,  an  "indirect  intermediary"  has  the  same meaning as  in  SEC  Rule  22c-2  under  the  1940  Act.

13.2.  Distributor   agrees  not  to  use  the  information   received  for  marketing  or  any  other similar purpose  and  will  only  use  the  information  as  necessary  to  comply  with  the  provisions  ofRule

22c-2 or  to  fulfill  other  regulatory  or  legal  requirements  subject  to  the  privacy  provisions  of  Title  V of the  Gramm-Leach-Bliley  Act  (Public  Law  106-102)  and  comparable  state  laws..

13.3. Company  agrees  to  execute  written  instructions  from  Distributor  to restrict or  prohibit further purchases  (including  shares  acquired  by  exchanges)  of  Shares  by  a  Contract  owner  that  has been identified  by  Distributor  or  its  designee as having  engaged  in  transactions  in  the  Shares  (directly or indirectly  through  the  Company's  account)  that  violates  policies  established  by  the  Fund.  Unless otherwise directed   by  the  Distributor,   any  such  restrictions   or  prohibitions   shall  only  apply  to Contract owner-initiated  transactions  that  are  effected  directly  or  indirectly  through  the  Company.

13.4. Instructions  must  include  the TIN, if  known,  and  the  specific  restriction(s)  to  be executed, including  how  long  the  restriction(s)  is(are)  to  remain  in  place.   If  the  TIN  is  not  known, the instructions   must   include   an  equivalent   identifying   number   of   the  Contract   owner   (s)  or account(s) or  other  agreed  upon  information  to  which  instruction  relates.

13.5. Company  agrees  to  execute  instruction  as  soon as practicable,  but  not  later  than  five  (5) business days,  or  as  otherwise   agreed  to  by  the  parties,  after  receipt  of  the  instructions  by the Company.

13.6.  Company  must  provide  written  confirmation  to  Distributor  that instructions have  been executed.  Company  agrees  to  provide  confirmation  as  soon  as  reasonably  practicable,  but  not later than ten  (1  0)  business  days  after  the  instructions  have  been  executed.

ARTICLE XIV.   Miscellaneous

14.1.  All  persons  dealing  with  the  Fund  must  look  solely  to  the  property  of the Fund  for  the enforcement of  any  claims  against  the  Fund  as  neither  the  Board,  ofllcers,  agents  or  shareholders assume any  personal  liability  for  obligations  entered  into  on  behalf  of  the  Fund.

14.2.     Subject  to  the  requirements  of  legal  process  and  regulatory  authority,  each  party hereto shall  treat  as  confidential   the  names  and  addresses  of  the  owners  of  the  Contracts  and  all information reasonably  identified  as  confidential  in  writing  by  any  other  party hereto and,  except  as permitted by  this  Agreement,  shall  not  disclose,  disseminate  or  utilize  such  names  and  addresses  and other confidential  information  until  such  time  as  it  may  come  into  the  public  domain  without  the express written  consent  of  the  affected  party.

14.3. The  captions  in  this  Agreement  are  included  for  convenience  of  reference  only  and  in no way  define  or  delineate  any  of  the  provisions  hereof  or  otherwise  affect  their  construction  or effect.

14.4. This  Agreement  may  be  executed  simultaneously  in  two  or  more  counterparts,  each  of which  taken  together  shall  constitute  one  and  the  same  instrument.

14.5.   If  any  provision  ofthis  Agreement  shall  be  held  or  made  invalid  by  a  court  decision, statute,  rule  or  otherwise,  the  remainder  of  this  Agreement  shall  not  be affected thereby.

14.6.    Each  party  hereto  shall  cooperate  with  each  other  party and all  appropriate governmental authorities  (including  without  limitation  the  SEC,  FINRA  and state insurance regulators)  and shall  permit  such  authorities  reasonable  access  to  its  books  and  records  in  connection with any  investigation  or  inquiry  relating  to  this  Agreement  or  the  transactions  contemplated  hereby.

14.7.   The  rights,  remedies  and  obligations  contained  in  this  Agreement  are  cumulative  and are in addition to  any  and  all  rights,  remedies  and  obligations  at  law  or  in  equity,  which  the  parties hereto  are  entitled  to  under  state  and  federal  laws.

14.8. This  Agreement  or  any  of  the  rights  and  obligations  hereunder  may  not  be  assigned  by any party  without  the  prior  written  consent  of all parties  hereto;  provided,  however,  that  the Distributor may  assign  this  Agreement  or  any  rights  or  obligations  hereunder  to  any  affiliate  of  or company under  common  control  with  the  Distributor,  if  such  assignee is duly  licensed  and  registered to perform  the  obligations  of  the  Distributor  under  this  Agreement.

14.19.   The  Company  hereby  acknowledges   that  the  Fund  has  notified  the  Company  that it may be appropriate  for  its  separate  account  prospectuses  or  offering  memoranda  to  contain disclosure  regarding  the  potential  risks  of  mixed  and  shared  funding.

IN WITNESS  WHEREOF,  each  of  the parties  hereto  has  caused  this  Agreement  to  be executed  in  its  name  and  on  its  behalf  by  its  duly  authorized  representative  hereto  as  of  the  date specified  above.

Midland National  Life  Insurance  Co  on  behalf  of  itself  and  each  of  its  Accounts  named  in  Schedule

B hereto,  as  amended  from  time  to  time.

By:

/s/William Lowe

Name: Bill  Lowe

Title:    President

ROYCE FUND  SERVICES,  INC.

By: /s/ John D. Diederich

Name:   John  D. Diederich

Title:        President

ROYCE CAPITAL FUNDS INC.

By: /s/ John D. Diederich

Name:   John  D. Diederich

Title:        President

SCHEDULE A

PORTFOLIOS OF  ROYCE  CAPITAL  FUND FUNDS AVAILABLE  FOR

PURCHASE  BY  Midland  National  Life  Insurance  Co

Royce Capital  Fund  -Micro-Cap  Portfolio

Royce Capital  Fund-  Small-Cap  Portfolio

SCHEDULEB

Separate Account

Midland National  Life  Insurance  Company  Separate  Account  C

Contracts

LiveWell  Variable  Annuity

SCHEDULEC

PROXY VOTING  PROCEDURES

The following  is  a  list  of  procedures  and  corresponding  responsibilities  for  the  handling  of  proxies and voting  instructions  relating  to  the  Fund.   The  defined  terms  herein  shall  have  the  meanings assigned in the Participation  Agreement  except  that the term "Company"  shall  also  include  the department or  third  party  assigned  by  the  Company  to  perform  the  steps  delineated  below.

I.                     The proxy  proposals  are  given  to  the  Company  by  the  Fund  as  early  as  possible  before  the date set  by  the  Fund  for  the  shareholder  meeting  to  enable  the  Company  to  consider  and prepare for  the  solicitation   of  voting  instructions   from  owners   of  the  Contracts  and  to facilitate the  establishment   of  tabulation  procedures.   At  this  time  the  Fund  will  inform  the Company of  the  Record,  Mailing  and  Meeting  dates.    This  will  be done verbally approximately two  months  before  meeting.

2.                    Promptly after  the  Record  Date,  the  Company  will  perform  a  "tape  run",  or  other  activity, which will  generate  the  names,  addresses  and  number  of  units  which  are  attributed  to each contract owner/policyholder  (the  "Customer")  as  of  the  Record  Date.   Allowance  should  be made for  account  adjustments  made  after  this  date  that  could  affect  the status of  the Customers' accounts  as  of  the  Record  Date.

Note: The  number  of  proxy  statements  is  determined  by  the  activities  described  in  this  Step

#2. The  Company  will  usc  its  best  efforts  to  call in the  number  of  Customers  to  the  Fund,  as soon as  possible,  but  no  later  than  two  weeks  after  the  Record  Date.

3.           The text  and  format  for  the  Voting  Instruction  Cards  ("Cards"  or  "Card")  is  provided  to  the Company by  the  Fund.    The  Company,  at  its  expense,  shall  produce  and  personalize  the Voting Instruction  Cards.   The  Fund  or  its  aililiate  must  approve  the  Card  before  it  is  printed. Allow approximately  2-4  business  days  for printing information  on  the  Cards.  Information commonly found  on  the  Cards  includes:

a.         name (legal  name  as  found  on  account  registration)

b.         address

c.         fund or  account  number

d.           coding to  state  number  of  units

e.           individual  Card  number  for  use  in  tracking  and  verification   of  votes  (already  on

Cards as  printed  by  the  Fund).

(This and  related  steps  may  occur  later  in  the  chronological  process  due  to  possible  uncertainties relating to the proposals.)

4.           During this  time,  the  Fund  will  develop,  produce  and  pay  for  the  Notice  of  Proxy  and  the Proxy Statement  (one  document).   Printed  and  folded  notices  and  statements  will  be  sent  to Company for  insertion  into  envelopes  (envelopes  and  return  envelopes  arc  provided  and  paid for by the  Company).   Contents  of  envelope  sent  to  Customers  by  the  Company  will  include:

a.           Voting Instruction  Card(s)

b.         One proxy  notice  and  statement  (one  document)

c.         return envelope  (postage  pre-paid  by  Company)  addressed   to  the  Company  or  its tabulation agent

d.           "urge buckslip"-  optional,  but  recommended.   (This  is  a  small,  single  sheet  of  paper

that requests  Customers  to vote as  quickly  as  possible  and  that  their  vote  is  important. One copy  will  be  supplied  by  the  Fund.)

e.           cover letter-  optional,  supplied  by  Company and reviewed  and  approved  in  advance by the  Fund.

5.           The above  contents  should  be  received  by  the  Company  approximately  3-5 business  days before mail  date.  Individual  in  charge  at  Company  reviews  and  approves  the  contents  of  the mailing package  to  ensure  correctness  and  completeness.   Copy  of  this  approval  sent  to the Fund.

6.               Package mailed  by  the  Company.

*           The Fund must  allow  at least a 15-day solicitation  time to the Company as the

shareowner.  (A  5-week  period  is  recommended.)   Solicitation  time  is  calculated  as calendar days  from  (but  not  including,)  the  meeting,  counting  backwards.

7.           Collection  and   tabulation   of   Cards   begins.    Tabulation   usually   takes   place  in  another department or  another  vendor  depending  on  process  used.  An  often  used  procedure  is  to  sort Cards on  arrival  by  proposal  into  vote  categories  of  all  yes,  no,  or  mixed  replies,  and  to  begin data entry.

Note: Postmarks  are  not  generally  needed.  A  need  for  postmark  information  would  be  due  to an insurance  company's  internal  procedure  and  has  not  been  required  by  the  Fund  in  the  past.

8.           Signatures on  Card  checked  against  legal  name  on  account  registration  which  was  printed  on the Card.

Note: For  example,  if  the  account  registration  is  under  "John  A.  Smith,  Trustee,"  then  that  is the exact  legal  name  to  be  printed  on  the  Card  and  is  the  signature  needed  on  the  Card.

9.           If Cards  are  mutilated,  or  for  any  reason  are  illegible  or  are  not  signed  properly,  they  are  sent back to  Customer  with  an  explanatory  letter  and  a  new  Card  and  return  envelope.    The

mutilated or  illegible  Card  is  disregarded  and  considered  to  be  not  received  for  purposes of vote tabulation.    Any  Cards  that  have  been  "kicked  out"  (e.g.  mutilated, illegible) of  the procedure are  "hand  verified,"  i.e.,  examined  as  to  why  they  did  not  complete  the  system. Any questions  on  those  Cards  arc  usually  remedied  individually.

I 0.        There  are  various  control  procedures  used  to  ensure  proper  tabulation  of  votes  and  accuracy of that  tabulation.   The  most  prevalent  is  to  sort  the  Cards  as  they  first  arrive  into  categories depending  upon   their   vote;   an   estimate   of   how   the   vote   is   progressing   may  then   be calculated.  If  the  initial  estimates  and  the  actual  vote  do  not coincide, then  an  internal  audit of that  vote  should  occur.   This  may  entail  a  recount.

II.        The actual  tabulation  of  votes  is  done  in  units  which  is then converted  to  shares.  (It  is  very important that  the  Fund  receives  the  tabulations  stated  in  terms  of  a  percentage and the number of  shares.)   The  Fund  must  review  and  approve  tabulation  format.

12.                   Final tabulation  in  shares  is  verbally  given  by  the  Company  to  the  Fund  on  the  morning  of the meeting  not  later  than  10:00  a.m.  Eastern  time.  The Fund may  request  an  earlier  deadline if reasonable  and  if  required  to  calculate  the  vote  in  time  for  the  meeting.

13.       A Certification   of  Mailing   and  Authorization   to  Vote  Shares   will  be  required  fl·om  the Company as  well  as  an  original  copy  of  the  final  vote.   The  Fund  will  provide  a  standard form for  each  Certification.

14.       The Company  will  be  required  to  box  and  archive  the  Cards  received  from  the  Customers.  In the event  that  any  vote  is  challenged  or  if  otherwise  necessary  for  legal,  regulatory, or accounting purposes,  the  Fund  will  be  permitted  reasonable  access  to  such  Cards.

15.         All approvals and "signing-off may be  done  orally,  but  must  always  be  followed  up  in writing.

24(b)(8)(t)	Amendment to Participation agreement between Midland National Life Insurance Company and Janus Capital Management LLC.

                          AMENDMENT TO FUND PARTICIPATION AGREEMENT

Janus Aspen Series

(Institutional and Service Shares)

This Amendment (the “Amendment”) is made as of December 16, 2011 by and between Janus Aspen Series, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), and Midland National Life Insurance Company, a life insurance company organized under the laws of the State of Iowa (the “Company”).

BACKGROUND

A.        The Trust and the Company are parties to a Fund Participation Agreement dated February 20, 2003 (the "Agreement").

B.         The parties wish to add Service Shares to the Agreement.

C.        The parties wish to amend the Agreement as set forth below.

AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

            1.         References in the Agreement to “Shares” shall now refer to Institutional and Service Shares.

2.         The following shall be added to the end of Article I:

“1.11    The Company certifies that it is following all relevant rules and regulations, as well as internal policies and procedures, regarding “forward pricing” and the handling of mutual fund orders on a timely basis.  As evidence of its compliance, the Company shall:

(a)        provide the Trust with the results of a Statement on Auditing Standards No. 70 (SAS 70) review or similar report of independent auditors as soon as practicable following execution of this Agreement; or

(b)        provide annual certification to the Trust that it is following all relevant rules, regulations, and internal policies and procedures regarding “forward pricing” and the handling of mutual fund orders on a timely basis.”

            3.         The following shall be added to the end of Article III:

“3.7      The Company is in compliance with all applicable anti-money laundering laws, rules and regulations including, but not limited to, the U.S.A. PATRIOT Act of 2001, P.L. 107-56.  The Company further represents that it has policies and procedures in place to detect money laundering and terrorist financing, including the reporting of suspicious activity.

3.8       The Company is a “financial intermediary” as defined by Rule 22c-2 of the 1940 Act (the “Rule”), and has entered into an appropriate agreement with the Trust or one of its affiliates pursuant to the requirements of The Rule.”

            4.         Article VII shall be revised as follows:

                        “If to the Trust:

                        Janus Aspen Series

                        151 Detroit Street

                        Denver, CO 80206

                        Attn: General Counsel”

            5.         Schedule A shall be deleted in its entirety and replaced with the amended Schedule A attached hereto.

            6.         The Agreement, as supplemented by this Amendment, is ratified and confirmed.

7.         This Amendment may be executed in two or more counterparts which together shall constitute one instrument.

JANUS ASPEN SERIES	MIDLAND NATIONAL LIFE INSURANCE COMPANY

By: _/s/ Stephanie Grauerholz_________	By: /s/ William Lowe_______________
Name: Stephanie Grauerholz	Name: William Lowe______________
Title: Vice President	Title: President ____________________

Schedule A

                                            Separate Accounts and Associated Contracts

Name of Separate Account

Midland National Life Separate Account C – established March 19, 1991 under Iowa law

Contracts Funded By Separate Account

LiveWell Variable Annuity

24(b)(8)(u)	Participation Agreement and Summary Prospectus Amendment between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts.

AMENDED AND  RESTATED PARTICIPATION AGREEMENT AMONG

MFS VARIABLE  INSURANCE  TRUST

MFS VARIABLE  INSURANCE  TRUST  II  MIDLAND  NATIONAL  LIFE   INSURANCE  COMPANY  AND

MFS FUND  DISTRIBUTORS,  INC.

THIS AMENDED  AND  RESTATED  AGREEMENT,   made  and  entered  into  this  1st  day  of  January 2012, by  and  among   MFS  VARIABLE   INSURANCE   TRUST,   a  Massachusetts   business  trust  (the "Trust 1"),  MFS  VARIABLE  INSURANCE  TRUST  II,  a  Massachusetts  business  trust  (the  "Trust  II") (Trust I  and  Trust  II  each  referred  to,  individually,   as  the  "Trust"  and,  collectively,   as  the  "Trusts"), MIDLAND  NATIONAL  LIFE   INSURANCE  COMPANY,  an  Iowa  corporation  (the  "Company")  on its own   behalf  and  on  behalf  of  each  of  the  segregated   asset  accounts  of  the  Company   set  forth  in Schedule  A   hereto,   as   may   be   amended   from   time   to   time   (the   "Accounts"),    and   MFS   Fund Distributors,  Inc.,  a  Delaware   corporation   ("MFD").  This  Amended   and   Restated   Agreement   shall .amend and  supersede  the  Amended  and  Restated  Participation  Agreement,  dated  February  1,  2002,  as amended, by  and  among  MFS  Variable Insurance Trust,  the  Company  and  Massachusetts  Financial Services Company  ("MFS").

WHEREAS, each  Trust  is  registered  as  an  open-end  management  investment company under  the: Investment Company  Act  of  1940,  as  amended  (the  "1940  Act"),  and  its  shares  are  registered  or  will  be· registered under  the Securities Act  of  1933,  as  amended  (the  "1933 Act");

WHEREAS, shares  of  beneficial  interest  of  each  Trust  are  divided  into  several  series  of shares, each  representing  the  interests  in  a  particular  managed  pool of securities  and  other  assets;

WHEREAS, certain  series  of  shares  of  each  Trust  are  divided  into  two  separate  share  classes, an Initial  Class  and  a  Service  Class,  and  each  Trust  on  behalf  of  the  Service  Class  has  adopted  a  Rule

12b-l  plan  under  the  1940 Act pursuant  to  which the Service Class  pays  a  distribution  fee;

WHEREAS, the  series   of  shares   of  each   Trust   (each,   a  "Portfolio,"  and,  collectively,  the "Portfolios") and  the  classes  of  shares  of  those  Portfolios  (the  "Shares")   offered  by  each  Trust  to  the Company and the Accounts are set forth on Schedule  A  attached  hereto;

WHEREAS,   MFD    is   registered    as   a    broker-dealer    with   the    Securities    and   Exchange Commission (the  "SEC")  under  the  Securities  Exchange  Act  of  1934,  as  amended  (hereinafter  the  "1934 Act"), and  is  a  member  in  good  standing  of  the  Financial  Industry  Regulatory  Authority,  Inc.  ("FINRA");

WHEREAS,  the  Company   will  issue  certain  variable  annuity   and/or  variable  life  insurance contracts (individually,   the  "Policy"  or,  collectively,   the  "Policies")  which,  if  required  by  applicable law, will  be  registered  under  the  1933  Act;

WHEREAS, the  Accounts   are  duly   organized,   validly   existing   segregated   asset  accounts, established  by  resolution  of the Board  of  Directors  of  the  Company,  to  set  aside  and  invest  assets attributable to  the  aforesaid  variable  annuity  and/or  variable  life  insurance  contracts  that  are  allocated  to  the  Accounts  (the   Policies   and   the  Accounts   covered   by  this   Agreement,   and   each   corresponding Portfolio covered  by  this  Agreement  in  which  the  Accounts  invest,  is  specified  in  Schedule  A  attached hereto as  may  be  modified  from  time  to  time);

WHEREAS, the  Company  has  registered  or  will  register  the  Accounts  as  unit  investment trusts under  the  1940  Act  (unless exempt therefrom);

WHEREAS,  Massachusetts   Financial   Services   Company   ("MFS")  is  duly  registered   as  an investment adviser  under  the  Investment  Advisers  Act  of  1940,  as  amended,  and  any  applicable  state securities law,  and  is  the Trusts' investment  adviser;

WHEREAS Midland  National  Life  Insurance Company, the  underwriter  for  the  Policies,  is registered as  a  broker-dealer  with  the  SEC  under  the  1934  Act  and  is  a  member  in  good  standing  of FINRA;and

WHEREAS, to  the  extent  permitted  by applicable insurance  laws and regulations, the Company intends to  purchase  the  Shares  of  the  Portfolios  as specified in  Schedule  A  attached  hereto  on  behalf  of  the Accounts to  fund  the  Policies,  and  the  Trusts  intend  to  sell  such  Shares  to  the  Accounts  at  net  asset value; and

NOW, THEREFORE,   in  consideration   of  their  mutual  promises,  each  Trust,  MFD,  and  the Company agree as  follows:

ARTICLE I.       SALE OF  TRUST  SHARES

1.1.   Each  Trust  agrees  to  sell  to  the  Company  those  Shares  which  the  Accounts  order  (based on orders  placed  by  Policy  holders  prior  to the pricing  time  set  forth  in  the  applicable  Portfolio's prospectus, e.g.,  the  close of regular  trading  on  the  New  York  Stock  Exchange,  Inc.  (the  "NYSE")  on  that Business Day, as defined  below)  and  which  are  available for purchase  by  such  Accounts, executing such orders on  a  daily  basis  at  the  net  asset  value  next  computed  after  receipt  by  such  Trust  or  its  designee ofthe order  for  the  Shares.  For  purposes  of  this  Section  1.1,  the  Company   shall   be  the  designee  of each Trust  for  the  limited  purpose  of  receipt  of  such  orders  from  Policy  owners  and  receipt  by  such designee shall  constitute  receipt  by  each  Trust;  provided  that  such  Trust  receives  notice  of  such  orders  by 9:00a.m.  New  York  time  on  the  next  following  Business  Day,  or,  if  the  parties  agree  to  communicate, process, and  settle  purchase and redemption  transactions  for  Shares  via the Fund/SERV  and  Networking systems of the  National  Securities  Clearing  Corporation  ("NSCC"),  by  the  latest  time  trades  are  accepted   by Fund/SERV.     "Fund/SERV"   shall  mean  NSCC's   system  for  automated,  centralized  processing  of mutual fund  purchase  and  redemption  orders,  settlement,  and  account  registration.   "Networking"  shall mean NSCC's  system  that  allows  mutual  funds  and  life  insurance  companies  to  exchange  account  level information electronically.  "Business  Day"  shall  mean  any  day  on  which  the  NYSE  is  open  for  trading and on  which  such  Trust  calculates  its  net  asset  value  pursuant  to  the  rules  of  the  SEC.  The  Company will  comply    with   each   Portfolio's   prospectus    (including    statement    of   additional    information) restrictions with  respect  to  purchases,  redemptions  and  exchanges.  The  Company  will  not  engage  in, authorize or  facilitate  market  timing  or  late  trading  in  Shares  and  has  implemented  controls  designed to identify and prevent  market  timing  and  late  trading  in  Shares  by  Policy  holders.

1.2.   Each  Trust  agrees  to  make  the  Shares  available  indefinitely  for  purchase  at  the  applicable net asset  value  per  share  by  the  Company  and  the  Accounts  on  those  days  on  which  the  Trust  calculates its net  asset  value  pursuant  to  rules  of  the  SEC  and  each  Trust  shall  calculate  such  net  asset  value  on each day  which  the  NYSE  is  open  for  trading.  Notwithstanding  the  foregoing,  the  Board  of  Trustees  of the relevant  Trust  (the  "Board")  may  refuse  to  sell  any  Shares  to  the  Company  and  the  Accounts,  or suspend or  terminate  the  offering  of the Shares  if  such  action  is  required  by  law  or  by  regulatory  authorities having jurisdiction  or  is,  in  the  sole  discretion  of  the  Board  acting  in  good  faith  and  in  light  of  its fiduciary duties under  federal  and  any  applicable  state  laws,  necessary  in  the  best  interest of the Shareholders of  such  Portfolio.

1.3.   Each  Trust  and  MFD  agree  that  the  Shares  wiii  be  sold  only  to  insurance  companies  that have entered  into  participation  agreements  with  the  relevant  Trust  and  its  affiliate  (the  "Participating Insurance Companies")  and  their  separate  accounts,  qualified pension and  retirement  plans,  and  any  other person or  plan  permitted  to  hold  shares  of  such  Trust  pursuant  to  Treasury  Regulation  1.817-5  without impairing the ability of  the  Company,  on  behalf  of  its separate accounts,  to  consider  the  Shares  as constituting investments  of  the separate accounts  for  the  purpose  of  satisfying  the  diversification requirements of  Section  817(h).  Each  Trust  and  MFD  will  not  sell  such  Trust  shares  to  any  insurance company  or  separate   account   unless  an   agreement   containing   provisions   substantially   the  same   as Articles II,  III,  VI  and  VII  of  this  Agreement  is  in  effect  to  govern  such  sales.  The  Company  will  not resell the Shares  except  to such Trust  or  its  agents.

1.4.   Each  Trust  agrees  to  redeem  for  cash  or,  if  mutually  agreed  upon  by  the  parties  and  to  the extent permitted  by  applicable  law,  in-kind,  on  the  Company's  request,  any  full  or  fractional  Shares  held by the  Accounts  (based  on  orders  placed  by  Policy  owners  prior  to  the  close  of  regular  trading  on  the NYSE on  that  Business   Day),  executing   such  requests  on  a  daily  basis at  the  net  asset  value  next computed after  receipt  by  such  Trust  or  its designee of  the  request  for  redemption.  For  purposes  of  this Section 1.4,  the Company shall  be the designee  of  such  Trust  for  the  limited  purpose  of  receipt  of  requests for redemption  from  Policy  owners  and  receipt  by  such  designee  shall  constitute  receipt  by  such  Trust; provided that  such  Trust  receives  notice  of  such  request  for  redemption  by  10:00  a.m.  New  York  time  on the next  following  Business  Day,  or,  if  the  parties  agree  to  communicate,  process,  and  settle  purchase  and redemption  transactions  for   Shares   via   the   Fund/SERV   and   Networking   systems   of   the   National Securities Clearing  Corporation  ("NSCC"),  by  the  latest  time  trades  are  accepted  by  Fund/SERV.

1.5.   Each  purchase,  redemption  and  exchange  order  placed  by  the  Company  shall  be  placed separately  for  each   Portfolio   and  shall   not  be  netted  with  respect  to  any   Portfolio.  However,   with respect to  payment  of  the  purchase  price  by  the  Company  and  of  redemption   proceeds  by  the  Trusts, the Company  and  the  relevant  Trust  shall  net  purchase and redemption  orders  with  respect  to  each Portfolio and  shall  transmit  one  net  payment  for  all  of  the  Portfolios  in  accordance  with  Section  1.6 hereof.

1.6.   In  the  event  of  net  purchases,  the  Company  shall  pay  for  the  Shares  by  close  of  business accordance with  the  provisions  of  Section  1.1  hereof.  In  the  event  of  net  redemptions,  each  Trust  shall pay the  redemption  proceeds  by  close  of  business  (5:00p.m.) New York  time  on  the  next  Business  Day   after an  order  to  redeem  the shares is  made  in  accordance  with  the  provisions  of  Section  1.4.  hereof.  All such payments  shall  be  in  federal  funds  transmitted  by wire.

1.7.  Issuance  and  transfer  of  the  Shares  will  be  by  book  entry  only.  Stock  certificates  will  not be issued  to  the  Company  or  the  Accounts.  The  Shares  ordered  from  each  Trust  will  be  recorded  in  an appropriate title  for  the  Accounts  or  the  appropriate  subaccounts  ofthe   Accounts.

1.8.  Each  Trust  shall  furnish  same  day  notice  (by  wire  or telephone followed  by  written confirmation) to  the  Company  of  any  dividends  or  capital  gain  distributions  payable  on  the  Shares.  The Company hereby  elects  to  receive  all  such  dividends  and  distributions  as  are  payable  on  a  Portfolio's Shares in  additional  Shares  of  that  Portfolio.  The  Company  reserves  the  right  to  revoke  this  election  and to receive all  such  dividends and capital gain distributions  in  cash.  Each  Trust  shall  notify  the  Company of the  number  of  Shares  so  issued  as  payment  of  such  dividends and distributions.

1.9.   Each  Trust  or  its  custodian   shall  make  the  net  asset  value  per  share  for  each  Portfolio available to  the  Company  on  each  Business  Day  as  soon  as  reasonably  practicable  after  the  net  asset value per  share   is  calculated   and  shall   use  its  best  efforts  to  make  such   net  asset   value  per  share available by  6:30  p.m.  New  York  time.  In  the  event  that  such  Trust  is  unable  to  meet  the  6:30  p.m. time stated  herein,  it  shall  provide  additional  time  for  the  Company  to  place  orders  for  the  purchase and redemption  of  Shares.  Such  additional  time  shall  be  equal  to  the  additional  time  which  such  Trust takes to  make  the  net  asset  value  available to the  Company. If such  Trust  provides  materially  incorrect share net  asset  value  information,  such  Trust  shall  make an adjustment  to  the  number  of  shares  purchased or redeemed  for  the  Accounts  to  reflect  the  correct  net  asset  value  per  share  and  such  Trust  shall  bear  the cost of  adjusting  the  error.  Any  material  error  in  the  calculation  or  reporting  of  net  asset  value  per  share, dividend or  capital  gains  information  shall  be  reported  promptly  upon  discovery  to  the  Company.

1.10. Each  party  or  its  designee shall maintain  and  preserve  all  records  as  required  by  law  to  be maintained and  preserved  in  connection  with  providing  the  services  hereunder  and  in  making  Shares available to  the  Policy   holders.   Upon  the  request  of  MFD   or  a  Trust,   the  Company   shall  provide copies of  all  the  historical  records  relating  to  transactions  between  the  relevant  Portfolios  and  the  Policy holders, written  communications   regarding   the  relevant  Portfolios   to  or   from   such   Policy   holders' accounts and  other  materials,  in  each  case  to  the  extent  necessary   for  such  Trust  or  its  designee   to meet  its   recordkeeping  obligations  under  applicable  law  or  regulation,  including  to  comply  with  any request of  a  governmental  body  or self-regulatory organization.

ARTICLE II.       CERTAIN  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS

2.1.   The  Company  represents  and  warrants  that  the  Policies  are  or  will  be  registered  under  the 1933 Act or  are  exempt  from  or  not  subject  to  registration  thereunder,  and  that  the  Policies  will  be  issued, sold, and  distributed  in  compliance  in  all  material  respects  with  all  applicable  state  and  federal  laws, including without  limitation  the  1933  Act,  the  Securities  Exchange  Act  of  1934,  as  amended  (the  "1934 Act"), and  the  1940   Act,  if  applicable.   The  Company   further   represents  and  warrants  that it  is  an insurance company  duly  organized  and  in  good  standing  under  applicable  law  and  that  it  has  legally and  validly  established   the   Account   as   a  segregated   asset   account   under   applicable   law   and   has registered or,  prior  to  any  issuance  or  sale  of  the  Policies,  will  register  the  Accounts  as  unit  investment trusts in  accordance  with  the  provisions  of  the  1940  Act  (unless  exempt  therefrom)  to  serve  as  segregated investment accounts  for  the  Policies,   and  that  it  will  maintain   such   registration   for  so  long  as  any Policies are  outstanding.  The  Company  shall  amend  the  registration  statements  under  the  1933  Act  for  the Policies and  the  registration  statements   under  the  1940   Act  for  the   Accounts   from   time   to  time   if required in  order  to  effect  the  continuous  offering  of  the  Policies  or  as  may  otherwise  be  required  by applicable law.  The  Company   shall  register  and  qualify  the  Policies  for  sales  in  accordance  with  the securities laws  of  the  various  states  only  if  and  to  the  extent  deemed  necessary  by  the  Company.

2.2.   The  Company  represents  and  warrants  that  the  Policies  are  currently  and  at  the  time  of issuance will be treated  as  life  insurance,  endowment  or  annuity  contracts  under  applicable  provisions  of   the Internal  Revenue  Code  of  1986,  as  amended  (the  "Code"),  that  it  will  maintain  such  treatment  and that it  will  notify  the  Trusts  or  MFD  immediately   upon  having  a  reasonable   basis  for  believing  that the Policies  have  ceased  to  be  so  treated  or  that  they  might  not  be  so  treated  in  the  future.

2.3.   The  Company   represents   and  warrants  that  the  underwriter   for  the  individual   variable annuity and  the  variable  life  policies  is  a  member  in  good  standing  of  FINRA  and  is  a  registered  broker dealer with  the  SEC.  The  Company  represents  and  warrants  that  the  Company  and  its  underwriter  will sell and  distribute  such  policies  in  accordance  in  all  material  respects  with  all  applicable  state  and  federal securities laws,  including  without  limitation  the  1933  Act,  the  1934  Act,  and  the  1940  Act,  if  applicable.

2.4.   Each   Trust   and   MFD   represent  and   warrant   that   the   Shares   sold   pursuant  to  this Agreement shall  be  registered  under  the  1933  Act, duly authorized  for  issuance  and  sold  in  compliance with the  laws  of The Commonwealth  of  Massachusetts and all  applicable federal and  state securities laws and that  such  Trust  is  and  shall  remain  registered  under the 1940  Act.  Each  Trust  shall  amend  the registration statement  for  its  Shares  under  the  1933  Act  and  the  1940  Act  from  time  to  time  as  required  in order to  effect  the  continuous  offering  of  its Shares. Each  Trust  shall  register  and  qualify  the  Shares  for sale in  accordance  with  the  laws  of  the  various  states  only  if  and  to  the  extent  deemed  necessary  by  such Trust.

2.5.   MFD  represents   and  warrants   that  it  is  a  member   in  good  standing   of  FINRA  and  is registered as a  broker-dealer  with  the  SEC.  Each  Trust  and  MFD  severally  represent  that  such  Trust  and MFD will  sell  and  distribute  the  Shares  in  accordance  in  all  material  respects  with  all applicable state  and federal securities  laws,  including  without  limitation  the  1933  Act,  the  1934  Act,  and  the  1940  Act.

2.6.   Each  Trust  represents  that  it  is  lawfully  organized  and  validly  existing  under  the  laws  of The Commonwealth  of  Massachusetts  and  that  it  does  and  will  comply  in  all  material  respects  with  the 1940 Act  and  any  applicable  regulations  thereunder.

2.7.   MFD   represents  and   warrants   that   it  is  and  shall  remain   duly   registered  under   all applicable federal  securities  laws  and  that  it  shall  perform  its  obligations  for  the  Trusts  in  compliance in all  material  respects  with  any  applicable  federal  securities  laws  and  with  the  securities  laws  of  The Commonwealth  of  Massachusetts.  MFD   represents   and   warrants   that  MFS   is  not  subject   to  state securities laws  other  than  the  securities  laws  of  The  Commonwealth  of  Massachusetts  and  is  exempt  from registration as  an  investment  adviser  under  the  securities  laws  of  The  Commonwealth  of  Massachusetts.

2.8.   No  less  frequently  than  annually,  the  Company  shall  submit  to  each  Board  such  reports, material or  data  as  such  Board  may  reasonably  request  so  that  it  may  carry  out  fully  the  obligations imposed upon  it  by  the  conditions  contained  in  the  exemptive application pursuant  to  which  the  SEC  has granted exemptive  relief  to  permit  mixed  and  shared  funding  (the  "Mixed  and  Shared  Funding  Exemptive Order").

2.9.   The  Company  acknowledges  that,  with  respect  to  Service  Class  Shares  of  a  Portfolio,  it or its  affiliate(s)  may  receive  payments  under  a  Trust's   Rule  12b-1  plan.

ARTICLE Ill.                    PROSPECTUS AND  PROXY  STATEMENTS;  VOTING

3.1.   At  least  annually,  each  Trust  or  its  designee  shall  provide  the  Company,  free  of  charge, with as  many  copies  of  the  current   prospectus  (describing  only  the  Portfolios   listed  in  Schedule   A hereto) for  the  Shares  as  the  Company  may  reasonably  request for distribution  to  existing  Policy owners whose Policies  are  funded  by  such  Shares.  Each  Trust  or  its  designee   shall  provide  the  Company,   at the Company's  expense,  with  as  many  copies  of  the  current  prospectus  for  the  Shares  as  the  Company may reasonably  request  for  distribution  to  prospective  purchasers  of  Policies.  In the event  that the Company  utilizes   a   summary   prospectus   for   any   Trust,   the   term   "prospectus"   shall   include   the summary prospectus  for  the  relevant  Trust.

If requested  by  the  Company  in  lieu thereof, a  Trust  or  its  designee  shall  provide  such documentation (including   a  "camera   ready"   copy  of  the  new  prospectus  as  set  in  type  or,  at  the request of  the  Company,  as  a  diskette  or  electronic  file  in  the  form  sent  to  the  financial  printer)  and other assistance as  is  reasonably  necessary  in order for  the  parties  hereto  once  each  year  (or  more frequently if  the  prospectus  for  the  Shares  is  supplemented  or  amended)  to  have  the  prospectus  for  the Policies and  the  prospectus  for  the  Shares  and/or  the  prospectus  for  other  Policy  investment  options printed together  in  one  document;  the  expenses  of  such  printing  to  be  apportioned  between  (a)  the

Company and  (b)  the  relevant  Trust(s)  or  its  designee  in  proportion  to  the  number  of  pages of the Policy and Shares'  prospectuses,  taking  account  of  other  relevant  factors  affecting  the  expense  of  printing,  such as covers,  columns,  graphs  and  charts;  such  Trust  or  its  designee   to  bear  the  cost  of  printing  the Shares' prospectus  portion  of  such  document  for  distribution  to  owners  of  existing  Policies  funded by the  Sharesand  the  Company  to  bear  the  expenses  of  printing  the  portion  of  such  document  relating  to the Accounts  or  other  Policy  investment  options;  provided,  however,  that  the  Company  shall  bear  all printing expenses  of  such  combined  documents  where  used  for  distribution  to  prospective  purchasers or to  owners  of  existing  Policies  not  funded  by  the  Shares.  In  the  event  that  the  Company  requests  that a Trust  or  its  designee  provides  such  Trust's  prospectus  in  a  "camera  ready"  or  electronic  file  format, such Trust  shall  be  responsible  for  providing  the  prospectus  in  the  format  in  which  it  or  the  Underwriter is accustomed  to  formatting  prospectuses and  shall  bear  the  expense  of  providing  the  prospectus  in such format  (e.g.,  typesetting  expenses),  and  the  Company  shall  bear  the  expense  of  adjusting or changing  the   format   to   conform   with   any   of   its   prospectuses.    Any   decision   to   bind   the   Trust prospectuses with  each  other  and  with  other  documents  is  solely  within  the  discretion  of  the  Company. In addition,  the  Company,  in  its  sole  discretion,  reserves  the  right  to  deliver  the  statutory  prospectuses for the  Trusts  in  place  of  the  summary  prospectuses.

3.2.  The  prospectus  for  the  Shares  shall  state  that  the  statement  of  additional  information  for the Shares  is  available  from  the  relevant  Trust  or  its  designee.  Each  Trust  or  its  designee,  at  its  expense, shall print  and  provide  such  statement  of  additional  information  to  the  Company  (or  a  master  of  such statement suitable  for  duplication  by  the  Company)  for  distribution  to  any  owner  of  a  Policy  funded  by the Shares.  Each   Trust   or   its   designee,   at   the   Company's   expense,   shall   print   and   provide   such statement to  the  Company  (or  a  master  of  such  statement  suitable  for  duplication  by  the  Company)  for distribution to  a  prospective  purchaser  who  requests  such  statement  to  an  owner  of  a  Policy  not  funded by the  Shares.Each  Trust  or  its  designee  shall  provide  the  Company   free  of  charge  copies,  if  and  to the extent   applicable   to  the Shares,   of  such   Trust's   proxy   materials,   reports   to  Shareholders   and other communications  to  Shareholders  in  such  quantity  as  the  Company  shall  reasonably  require  for distribution to  Policy  owners.

3.3.  Notwithstanding  the  provisions   of  Section   3.1,  3.2,  and  3.3  above,   or    of  Article   V below, the  Company  shall  pay  the  expense   of  printing   or  providing  documents  to  the  extent  such cost  is   considered   a   distribution   expense.    Distribution  expenses   would    include    by   way   of illustration, but  are   not   limited   to,  the   printing   of  the  Shares'   prospectus(es)  for   distribution  to prospective purchasers  or  to  owners   of  existing   Policies   not  funded   by  such  Shares.

3.4.   Each  Trust   hereby   notifies   the  Company   that  it  may  be  appropriate  to  include   in  the prospectus pursuant  to  which  a  Policy  is  offered  disclosure  regarding  the  potential  risks  of  mixed  and shared funding.

3.5.   If  and  to  the  extent  required by the  1940  Act  or  other  applicable  law,  the  Company  shall:
(a)       solicit voting  instructions  from   Policy   owners;

(b)     vote the  Shares  in  accordance  with  instructions  received  from  Policy  owners;  and

(c)      vote  the  Shares  for  which  no  instructions   have  been  received   in  the  same   proportion as the  Shares  of  such  Portfolio  for  which  instructions  have  been  received  from  Policy  owners;  so  long  as and to  the  extent  that  the  SEC continues to  interpret  the  1940  Act to require  pass  through  voting  privileges for variable  contract  owners.  The  Company  will  in  no  way  recommend  action  in  connection  with  or oppose or  interfere  with  the  solicitation  of  proxies for the  Shares  held  for  such  Policy  owners.  The Company reserves  the  right  to  vote  shares  held  in  any  segregated  asset  account  in  its  own  right,  to  the  extent permitted by  law.  Participating  Insurance  Companies  shall  be  responsible  for  assuring  that  each  of  their separate accounts  holding  Shares  calculates  voting  privileges  in  the  manner  required  by  the  Mixed  and Shared Funding  Exemptive  Order.  Each  Trust  and  MFD  will  notify  the  Company  of  any  changes  of interpretations or  amendments to the  Mixed  and  Shared  Funding  Exemptive  Order.

ARTICLE IV.      SALES  MATERIAL  AND  INFORMATION

4.1.   The  Company  shall  furnish,  or  shall  cause  to  be  furnished,  to  each  Trust  or  its  designee, each piece  of  sales  literature  or  other  promotional  material  in  which  such  Trust,  MFS,  any  other  investment adviser to  such  Trust,  or  any  affiliate  of  MFD  is  named,  at  least  three  (3)  Business  Days  prior  to  its  use. No such  material  shall  be  used  if  such  Trust,  MFD,  or  their  respective  designees  reasonably  objects  to such use  within  three  (3)  Business  Days  after receipt of  such  material.

4.2.   The  Company  shall  not  give any information  or  make  any  representations  or  statement  on behalf of   any  Trust,   MFS,   or   other   investment   adviser   to   any  Trust,   or   any   affiliate   of   MFD   or concerning such  Trust  or  any  other  such  entity  in  connection  with  the  sale  of  the  Policies  other  than  the information or   representations   contained   in   the   registration   statement,   prospectus   or   statement   of additional information  for  the   Shares,   as  such   registration   statement,   prospectus   and   statement   of additional  information   may   be  amended  or  supplemented  from  time  to  time,  or  in  reports  or  proxy statements for  such  Trust,  approved  by  such  Trust,  MFD  or  their  respective  designees,  except  with  the permission of   such  Trust,  MFD   or   their  respective  designees.  Each  Trust,  MFD   or   their  respective designees each  agrees  to  respond  to  any  request  for  approval  on  a  prompt  and  timely  basis. Every effort will be  made  to  obtain  prior  written  consent  to  use  the  MFS  name  or  logo.   However,  if  the  Company has not  received  approval  after  10  days,  the  Company  can  at  their  discretion  use  the  MFS  name  and logo.    The   Company   shall   adopt   and   implement   procedures   reasonably   designed   to   ensure   that information concerning  a  Trust,  MFD  or  any  of  their  affiliates  which  is  intended  for  use  only  by  brokers  or agents selling  the  Policies  (i.e.,  information  that  is  not  intended  for  distribution  to  Policy  owners  or prospective Policy  owners)  is  so  used,  and  neither  the  Trusts,  MFD  nor  any  of  their  affiliates  shall  be liable for  any  losses,  damages  or  expenses  relating  to  the improper use  of  such  broker  only  materials.

4.3.   Each  Trust  or  its  designee  shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Company or its designee, each  piece  of  sales  literature  or  other  promotional  material in which  the  Company  and/or any affiliate  and/or  the  Accounts  is  named,  at  least  three  (3)  Business  Days  prior  to  its  use.  No  such material shall  be  used  if  the  Company  or  its  designee  reasonably  objects  to  such  use  within  three  (3) Business Days  after  receipt  of  such  material.

4.4.   The  Trusts   and  MFD   shall   not  give  any  information   or  make   any   representations   on behalf of  the  Company  or  concerning  the  Company,  the  Accounts,  or  the  Policies  in  connection  with  the  sale of the  Policies  other  than  the  information  or  representations contained in  a  registration  statement, prospectus, or statement  of  additional  information  for  the  Policies,  as  such  registration  statement, prospectus and  statement  of  additional   information   may  be  amended   or  supplemented   from  time  to time, or  in  reports  for  the  Accounts,  or  in  sales  literature  or  other  promotional  material  approved  by the Company  or  its  designee,  except  with  the  permission  of  the  Company.  The  Company  or  its  designee agrees to  respond  to  any  request  for  approval  on  a  prompt  and  timely  basis.  The  Trusts  and  MFD  may not alter any  material  so  provided  by  the  Company  or  its  designee  (including,  without  limitation, presenting or  delivering  such  material  in  a  different  medium,  e.g.,  electronic  or  internet)  without  the prior written  consent  of  the  Company.  The  parties  hereto  agree  that  this  Section  4.4.  is  neither  intended to designate  nor  otherwise  imply  that  MFD  is  an  underwriter  or  distributor  of  the  Policies.

4.5.   Upon  request  of  the  other  party,  the  Company  and  each  Trust  (or  its  designee  in  lieu  of the Company  or  such  Trust,  as  appropriate)  will  each  provide  to  the  other  at  least  one  complete  copy  of all registration  statements,  prospectuses,  statements  of  additional  information,  reports,  proxy  statements, sales literature  and  other  promotional  materials,  applications  for  exemptions,  requests  for  no-action  letters,  and all amendments  to  any  of  the  above,  that  relate  to  the  Policies,  or  to  such  Trust  or  its  Shares,  prior  to  or contemporaneously with  the  filing  of  such  document  with  the  SEC  or  other  regulatory  authorities.  The Company and  a  Trust  shall  also  each  promptly  inform  the  other  of  the  results  of  any  examination  by the SEC  (or  other  regulatory  authorities)  that  relates  to  the  Policies,  such  Trust  or  its  Shares,  and  the party that  was  the  subject  of  the  examination  shall  provide  the  other   party  with  a  copy  of  relevant portions of any  "deficiency  letter"  or  other  correspondence  or  written  report  regarding  any  such examination.

4.6.   No   party   shall   use   any   other   party's    names,   logos,   trademarks    or   service   marks, whether registered  or  unregistered,  without  the  prior  written  consent  of  such  other  party,  or  after  written consent therefor  has  been  revoked,  provided  that  separate  consent  is  not  required under this  Section  4.6  to the extent  that  consent  to  use  a  party's  name,  logo,  trademark  or  service  mark  in  connection  with  a  particular piece of  advertising  or  sales  literature  has  previously  been  given  by  a  party  under  Sections  4.2  and  4.4 of this  Agreement.  The  Company  shall  not  use  in  advertising,  publicly  or  otherwise  the  name  of  the Trusts, MFD  or  any  of their   affiliates   nor  any  trade  name,   trademark,   trade   device,   servicemark, symbol or  any  abbreviation,   contraction  or  simulation  thereof  of  the  Trusts,  MFD,  or  their  affiliates without the  prior  written  consent  of  the  relevant  Trust  or  MFD  in  each  instance.  The  Trusts  and  MFD shall not  use  in  advertising,  publicly  or  otherwise  the  name  of  the  Company  or  any  of  its  affiliates  nor any trade  name,  trademark,  trade  device,  servicemark, symbol or  any  abbreviation,  contraction  or simulation thereof  of  the  Company  or  its  affiliates  without  the  prior  written  consent  of  the  Company  in each instance.

4.7.   Each  Trust  and  MFD  will  provide  the  Company   with  as  much  notice  as  is  reasonably practicable of  any  proxy  solicitation   for  any  Portfolio,  and  of  any  material  change  in such Trust's registration statement,  particularly  any  change  resulting  in  change  to  the  registration  statement  or  summary prospectus, statutory   prospectus  or  statement  of  additional  information  for  any  Account.  Each  Trust and MFD  will  cooperate  with  the  Company  so  as  to  enable  the  Company  to  solicit  proxies  from  Policy owners  or  to   make  changes  to  its summary   prospectus,  statutory  prospectus,  statement  of   additional information or  registration  statement,  in  an  orderly  manner.  Each  Trust  and  MFD  will  make  reasonable efforts to  attempt  to  have  changes affecting Policy prospectuses become  effective  simultaneously  with  the annual updates  for  such  prospectuses.

4.8.   For  purpose   of  this  Article   IV  and  Article   VIII,   the  phrase   "sales   literature  or  other promotional material"  includes  but  is  not  limited  to  advertisements  (such  as  material  published, or designed for  use  in,  a  newspaper,  magazine,  or  other  periodical,  radio,  television,   telephone   or  tape recording,  videotape  display,  signs  or   billboards,  motion  pictures,  or  other   public  media),  and  sales literature (such  as  brochures,  circulars,  reprints  or  excerpts  or  any  other  advertisement,  sales  literature,  or published articles), distributed  or  made  generally  available  to  customers  or  the  public,  educational  or training materials  or  communications  distributed  or  made  generally  available  to  some  or  all  agents  or employees.

ARTICLE V.       FEES AND  EXPENSES

5.1.   Each  Trust  shall  pay  no  fee  or  other  compensation  to  the  Company  under  this  Agreement, and the  Company  shall  pay  no  fee  or  other  compensation  to  either  Trust,  except  that,  to  the  extent  a Trust or  any  Portfolio  has  adopted  and  implemented  a  plan pursuant to  Rule  12b-1  under  the  1940  Act  to finance distribution  and  for  Shareholder  servicing  expenses,  then  such  Trust  may  make  payments  to  the Company or  to  the  underwriter   for  the  Policies  in  accordance   with  such  plan.  Each  party,  however, shall, in  accordance  with  the  allocation  of  expenses  specified  in  Articles  III  and  V  hereof,  reimburse  other parties for  expenses  initially  paid  by  one  party  but  allocated  to  another  party.  In  addition,  nothing  herein   shall prevent the parties  hereto  from  otherwise  agreeing  to  perform,  and  arranging  for  appropriate compensation for,  other  services  relating  to  such  Trust  and/or  to  the  Accounts.

5.2.   Each   Trust   or  its  designee  shall   bear  the  expenses  for   the  cost   of  registration  and qualification of  the  Shares  under  all  applicable  federal  and  state  laws,  including  preparation  and  filing of such  Trust's  registration  statement,  and  payment  of  filing  fees  and  registration  fees;  preparation  and filing of  such   Trust's   proxy   materials   and   reports  to  Shareholders;   setting   in  type  and   printing  its prospectus and statement  of  additional  information  (to  the  extent  provided  by  and  as  determined  in accordance with  Article  III  above);   setting   in  type  and  printing   the   proxy   materials   and  reports to Shareholders  (to  the  extent   provided  by  and  as  determined  in  accordance  with  Article  III  above);  such preparation of  all  statements  and  notices  required  of  such  Trust  by  any  federal  or  state  law  with  respect  to its Shares;  all  taxes  on  the  issuance  or  transfer  of  the  Shares;  and  the  costs  of  distributing  such  Trust's prospectuses  and   proxy   materials   to   owners  of  Policies  and  any  expenses  permitted  to  be  paid  or assumed by  such  Trust  pursuant  to  a  plan,  if  any,  under  Rule 12b-1 under the 1940  Act.  Such  Trust  shall not bear  any  expenses  of  marketing  the  Policies.

5.3.   The    Company    shall   bear   the    expenses   of    distributing   the    Shares'   prospectus    or prospectuses in  connection   with  new  sales  of  the  Policies  and  of  distributing  a  Trust's  Shareholder reports to Policy  owners.  The  Company  shall  bear  all  expenses  associated  with  the  registration, qualification, and  filing  of  the  Policies  under  applicable  federal  securities  and  state  insurance  laws;  the  cost of preparing,  printing  and  distributing   the  Policy  prospectus  and  statement   of  additional   information; and the  cost  of  preparing,   printing   and  distributing   annual  individual  account   statements   for  Policy owners as  required  by  state  insurance  laws.

5.4.   With  respect   to  the  Service  Class Shares  of  a  Portfolio,   the  relevant   Trust   may  make payments quarterly  to  MFD   under  a  Portfolio's   Rule  12b-1  plan,  and   MFD   may  in  turn  use  these payments to  pay  or  reimburse  the  Company  for  expenses  incurred  or  paid  (as  the  case  may  be)  by  the Company attributable  to  Policies offered by  the  Company,  provided  that  no such payment  shall  be made with respect  to  any  quarterly  period  in  excess of an  amount  determined  from  time  to  time  by  such  Trust's Board and  disclosed  in  such  Trust's   prospectus.  MFD  shall  not  be  required  to  provide  any  payment  to the Company  with  respect  to  any  quarterly   period  pursuant  to  a  Trust's   Rule  12b-1   plan  unless  and until MFD  has  received  the  corresponding  payment  from  such  Trust  pursuant  to  the  Trust's  Rule  12b-1 plan. MFD  shall  not  be  required  to  provide  any  payment  to  the  Company  with  respect  to  any  quarterly period pursuant  to  a  Trust's   Rule  12b-1  plan  if  (i)  such  Trust's   Rule  12b-1  plan  is  no  longer  in  effect during  such   quarterly   period;  or   (ii)   regulatory  changes  result  in  the   rescission   of   Rule   12b-1   or otherwise prohibit the making  of  such  payments.  Each  Trust's  prospectus  or  statement  of  additional information may  provide  further  details  about  such  payments  and  the  provisions   and  terms  of  such Trust's  Rule  12b-1  plan,  and  the  Company  hereby  agrees  that  neither  such  Trust,  nor  MFD  has  made any representations  to  the  Company   with  respect  to  such  Trust's   Rule  12b-1  plan  in  addition  to,  or conflicting with,  the  description  set  forth  in  such  Trust's  prospectus.

ARTICLE VI.                    DIVERSIFICATION AND  RELATED   LIMITATIONS

6.1.   Each  Trust  and  MFD  represent  and  warrant  that  each  Portfolio  of  the  Trust  will  meet  the diversification requirements  of  Section  817  (h)  (1)  of  the  Code  and  Treas.  Reg.  1.817-5,  relating  to  the diversification requirements  for  variable annuity, endowment, or  life  insurance  contracts,  as  they  may  be amended from  time  to  time  (and  any  revenue  rulings,  revenue  procedures,  notices,  and  other  published announcements of  the  Internal  Revenue  Service  interpreting  these  sections),  as   if  those  requirements applied directly  to  each  such  Portfolio.  In  the  event  that  any  Portfolio  is  not  so  diversified   at  the  end of the  applicable   quarter,  such  Trust  and  MFD  will  make  every  effort  to:  (a)  adequately  diversify  the Portfolio so  as  to  achieve  compliance  within  the  grace  period  afforded  by  Treas.  Reg.  1.817.5,  and  (b) immediately notify  the  Company.

6.2.   Each   Trust   and   MFD   represent   that   each   Portfolio   will   elect   to   be   qualified   as   a Regulated  Investment  Company   under  Subchapter  M   of  the  Code  and   that  they   will  maintain  such qualification (under  Subchapter  M  or  any  successor  or  similar  provision).   The  relevant  Trust  and  MFD will notify  the  Company  immediately  upon  having  a  reasonable  basis  for  believing  that  a  Portfolio  has ceased to  so  qualify  or  that  it  might not so  qualify  in  the  future.

ARTICLE VII.      POTENTIAL  MATERIAL  CONFLICTS

7.1.   Each  Trust  agrees  that  its  relevant   Board,  constituted   with  a  majority   of  disinterested trustees, will  monitor  each  Portfolio of such  Trust  for  the  existence  of  any  material  irreconcilable  conflict between the  interests  of  the  variable  annuity  contract  owners  and  the  variable  life  insurance  policy owners of  the  Company  and/or  affiliated  companies  ("contract  owners")  investing  in  such  Trust.  The relevant Board  shall  have  the  sole  authority  to  determine  if  a  material  irreconcilable  conflict  exists,  and such determination  shall  be  binding  on  the  Company  only  if  approved  in  the  form  of  a  resolution  by  a majority of  the  relevant  Board,  or  a  majority  of  the  disinterested  trustees  of  the  relevant  Board.  The relevant Board will give  prompt  notice  of  any  such  determination  to  the  Company.

7.2.   The  Company  agrees  that  it  will  be  responsible  for  assisting  each  relevant  Trust  Board  in carrying out   its  responsibilities   under  the  conditions  set  forth   in  the  Trusts'   exemptive  application pursuant to  which  the  SEC  has  granted  the  Mixed  and  Shared  Funding  Exemptive  Order  by  providing each Board,  as  it  may  reasonably  request,  with  all  information  necessary  for  such  Board  to  consider  any issues raised  and  agrees  that  it  will  be  responsible  for  promptly  reporting  any   potential  or  existing conflicts of  which  it  is  aware  to  such  Board  including,  but  not  limited  to,  an  obligation  by  the  Company to inform  such  Board  whenever  contract  owner  voting  instructions  are  disregarded.  The  Company  also agrees that,  if  a  material  irreconcilable  conflict   arises,  it  will  at  its  own  cost  remedy   such  conflict   up to and  including   (a)  withdrawing  the  assets  allocable  to  some  or  all  of  the  Accounts  from  the  relevant Trust(s) or  any  Portfolio  and  reinvesting  such  assets  in  a  different  investment  medium,  including  (but not limited  to)  another   Portfolio  of  a  Trust,  or  submitting  to  a  vote  of  all  affected  contract  owners whether to  withdraw assets   from   a  Trust  or  any  Portfolio  and  reinvesting  such  assets  in  a  different investment medium and,  as  appropriate,  segregating  the  assets  attributable  to  any  appropriate  group  of contract owners  that  votes  in  favor  of  such  segregation,   or  offering   to  any  of  the  affected   contract owners  the   option   of   segregating    the   assets   attributable   to   their   contracts   or   policies,   and   (b) establishing a  new  registered  management  investment  company  and  segregating  the  assets  underlying the Policies,  unless  a  majority  of  Policy  owners  materially  adversely  affected  by  the  conflict  have  voted to decline  the  offer  to  establish  a  new  registered  management  investment  company.

7.3.   A  majority   of  the  disinterested   trustees  of  the  relevant   Board  shall  determine   whether any proposed  action  by  the  Company  adequately  remedies  any  material  irreconcilable  conflict.  In  the event that a  Board  determines  that  any  proposed  action  does  not  adequately  remedy  any  material irreconcilable conflict,  the  Company  will  withdraw  from  investment  in  the  relevant  Trust  each  of  the Accounts designated  by  the  disinterested  trustees  and  terminate  this  Agreement  within  six  (6)  months after the relevant  Board  informs  the  Company  in  writing  of  the  foregoing  determination;  provided, however,  that  such  withdrawal  and  termination  shall  be  limited  to  the  extent  required  to  remedy  any  such material irreconcilable  conflict  as  determined  by  a  majority  of  the  disinterested  trustees  of  the  relevant Board.

7.4.   If  and   to  the   extent   that   Rule   6e-2   and   Rule  6e-3(T)   are   amended,   or   Rule  6e-3   is adopted, to  provide  exemptive  relief  from  any  provision of the  1940  Act  or  the  rules  promulgated thereunder with respect to  mixed  or  shared  funding  (as  defined  in  the  Mixed  and  Shared  Funding Exemptive Order)  on  terms  and  conditions  materially  different from those  contained  in  the  Mixed  and Shared Funding  Exemptive  Order,  then  (a)  the  Trusts  and/or  the  Participating  Insurance  Companies,  as appropriate,  shall   take   such   steps  as  may   be  necessary  to  comply   with  Rule  6e-2  and  6e-3(T),  as

amended, and  Rule  6e-3,  as  adopted,  to  the  extent  such  rules  are  applicable;  and  (b)  Sections  3.5,  3.6,  7.1, 7.2, 7.3  and  7.4  of  this  Agreement  shall  continue  in  effect  only  to  the  extent  that  terms  and  conditions substantially identical  to  such  Sections  are  contained in such  Rule(s)  as  so  amended  or  adopted.

ARTICLE VIII.           INDEMNIFICATION

8.1.   Indemnification   by  the  Company

The Company  agrees  to  indemnify and hold  harmless  each  Trust,  MFD,  any  affiliates ofMFD, and  each  oftheir  respective  directors/trustees,  officers  and  each  person,  if  any,  who  controls each Trust  or  MFD  within  the  meaning  of  Section  15  of  the  1933  Act,  and  any  agents  or  employees of  the   foregoing   (each   an   "Indemnified    Party,"   or   collectively,   the   "Indemnified    Parties"   for purposes  of   this   Section   8.1)   against   any   and   all   losses,   claims,   damages,   liabilities   (including amounts paid  in  settlement  with  the written consent  of the Company)  or  expenses  (including  reasonable counsel fees)  to  which  any  Indemnified  Party  may  become  subject  under  any  statute,  regulation,  at common law  or  otherwise,  insofar  as  such  losses,  claims,  damages,  liabilities  or  expenses  (or  actions in respect  thereof)  or  settlements  are  related  to  the  sale  or  acquisition  of  the  Shares  or  the  Policies  and:

(a)        arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged  untrue  statement  of any  material   fact   contained   in   the   registration   statement,   prospectus   or   statement   of   additional information for  the  Policies  or  contained  in  the  Policies  or  sales  literature  or  other  promotional  material for the  Policies  (or  any  amendment  or  supplement  to  any  of  the  foregoing),  or  arise  out  of  or  are  based upon the  omission  or  the  alleged  omission  to  state therein a  material  fact  required  to  be  stated  therein  or necessary to  make  the  statements  therein  not  misleading  provided  that  this  agreement  to  indemnify  shall not apply  as  to  any  Indemnified   Party  if  such  statement   or  omission   or  such  alleged   statement   or omission was  made  in  reasonable  reliance  upon  and  in  conformity  with  information  furnished  to  the Company  or  its  designee   by  or  on  behalf  of  the  relevant  Trust  or  MFD   for  use  in  the  registration statement, prospectus or  statement  of  additional  information  for  the  Policies  or  in  the  Policies  or  sales literature or other  promotional  material  (or  any  amendment  or  supplement)  or  otherwise  for  use in connection with  the  sale  of  the  Policies  or  Shares;  or

(b)        arise  out  of  or  as  a  result  of  statements  or  representations (other than  statements  or representations contained  in  the  registration  statement,  prospectus,  statement  of  additional  information or sales  literature  or  other  promotional  material  of  relevant  Trust  not  supplied  by  the  Company  or  its designee, or  persons  under  its  control  and  on  which  the  Company  has  reasonably  relied)  or  wrongful conduct of  the  Company  or persons  under  its  control,  with  respect  to  the  sale  or  distribution  of  the Policies or Shares;  or

(c)        arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of  a  material  fact contained in  the  registration  statement,  prospectus,  statement of additional  information,  or  sales  literature or other  promotional  literature  of  the  relevant  Trust,  or  any  amendment  thereof  or  supplement  thereto,  or the omission   or   alleged   omission   to   state   therein   a   material   fact   required   to   be  stated   therein   or necessary to  make  the  statement  or  statements  therein  not  misleading,  if  such  statement  or  omission  was made in  reliance  upon  information  furnished  to  the  relevant  Trust  by  or  on  behalf  of  the  Company; or

(d)        arise  out   of   or   result  from   any  material  breach  of   any   representation  and/or warranty made  by the Company  in this Agreement or  arise  out  of  or  result  from  any  other  material  breach of this Agreement by  the  Company;  or

(e)        arise  as  a  result  of  any  failure  by  the  Company  to  provide  the  services  and  furnish  the materials under  the terms of  this  Agreement;

11

as limited  by  and  in  accordance  with  the  provisions  of  this  Article.VIII

8.2.   Indemnification   by  the  Trusts

Each Trust  severally  agrees to indemnify and hold  harmless  the  Company  and  its affiliates and  each  of  their  directors  and  officers  and  each  person,  if  any,  who  controls  the  Company within the  meaning  of  Section  15  of  the  1933   Act,  and  any  agents   or  employees   of  the  foregoing (each  an  "Indemnified   Party,"   or  collectively,  the  "Indemnified  Parties"  for  purposes  of  this  Section 8.2) against  any  and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in  settlement  with the written  consent  of such Trust)  or  expenses  (including  reasonable  counsel  fees)  to which any Indemnified Party  may  become  subject  under  any  statute,  at  common  law  or  otherwise,  insofar  as  such losses, claims,  damages,  liabilities  or  expenses  (or  actions  in  respect  thereof)  or  settlements  are  related to the sale or  acquisition  of  the  Shares  or  the  Policies  and:

(a)        arise  out  of  or  are  based  upon  any  untrue  statement or alleged  untrue  statement of any material fact  contained  in  the  registration  statement,  prospectus,  statement  of  additional  information  or sales literature or  other  promotional  material  of  such  Trust  (or  any  amendment  or  supplement  to  any  of  the foregoing), or  arise  out  of  or  are  based  upon  the  omission  or  the  alleged  omission  to  state  therein  a material fact  required  to  be  stated  therein  or  necessary  to  make  the  statement  therein  not  misleading, provided  that  this  agreement  to  indemnify  shall  not  apply  as  to  any  Indemnified  Party  if  such  statement or omission  or  such   alleged   statement   or  omission   was  made   in  reasonable   reliance   upon  and   in conformity  with  information  furnished  to  such  Trust,  MFS,  MFD  or  their  respective  designees  by  or on behalf  of  the  Company  for  use  in  the  registration  statement,  prospectus  or  statement  of  additional information for  such  Trust  or  in  sales  literature  or  other  promotional  material  for  such  Trust  (or  any amendment or supplement) or  otherwise  for  use  in  connection  with  the sale ofthe   Policies  or  Shares;  or

(b)        arise  out  of  or  as  a  result  of  statements  or  representations  (other  than  statements  or representations contained  in  the  registration  statement,  prospectus,  statement  of  additional  information or sales  literature  or  other  promotional  material  for  the  Policies  not  supplied  by  such  Trust,  MFS,  MFD or any  of  their  respective  designees  or  persons  under  their  respective  control  and  on  which  any  such entity has  reasonably  relied)  or  wrongful  conduct  of  such  Trust  or  persons  under  its  control,  with  respect  to the sale  or  distribution  of  the  Policies  or  Shares;  or

(c)        arise  out  of  any  untrue  statement  or  alleged  untrue  statement  of  a  material  fact contained in  the  registration  statement,  prospectus,  statement of additional  information,  or  sales  literature or other  promotional  literature  of  the  Accounts  or  relating  to  the  Policies,  or  any  amendment  thereof  or supplement thereto,  or  the  omission  or  alleged  omission  to  state  therein  a  material  fact  required  to  be  stated therein or  necessary  to  make  the  statement  or  statements  therein  not  misleading,  if  such  statement  or omission was  made  in  reliance  upon  information  furnished  to  the  Company  by  or  on  behalf  of  such Trust, MFS  or  MFD;  or

(d)        arise  out  of  or   result  from  any  material  breach  of   any   representation  and/or warranty made  by  such  Trust  in  this  Agreement  (including  a  failure,  whether  unintentional  or  in  good faith or  otherwise,  to  comply  with  the  diversification  specified  in  Article  VI  of  this  Agreement)  or  arise out of  or  result  from  any  other  material  breach  of this Agreement  by  such  Trust;  or

(e)        arise  out  of  or  result  from  the  materially  incorrect  or   untimely  calculation  or reporting of the daily  net  asset  value  per  share  or  dividend  or  capital gain distribution  rate;  or

(f)         arise  as  a  result  of  any  failure  by  such  Trust  to  provide  the  services  and  furnish  the materials under  the terms of the  Agreement; as limited  by and in  accordance  with  the  provisions  of  this  Article  VIII.

8.3          In no  event  shall  any Trust be  liable  under  the  indemnification  provisions  contained  in this Agreement  to  any  individual  or  entity,  including  without  limitation,  the  Company  or  any  Policy holder, with respect  to  any  losses,  claims,  damages,  liabilities  or  expenses  that arise out  of  or  result  from (i) a  breach  of  any  representation,  warranty,  and/or  covenant  made  by  the  Company  hereunder;  (ii)  the failure by  the  Company  to  maintain  its segregated asset account (which  invests  in  any  Portfolio)  as  a legally and  validly  established  segregated  asset account under  applicable  state  law and as  a  duly registered unit investment  trust  under  the  provisions  of  the  1940  Act  (unless  exempt  therefrom);  or (iii) the failure  by  the Company to  maintain  its  variable annuity and/or  variable  life  insurance  contracts  (with respect to  which  any  Portfolio  serves  as  an  underlying  funding  vehicle)  as  life  insurance,  endowment  or annuity contracts under  applicable  provisions  of  the Code.

8.4       Neither   the   Company    nor   any   Trust   shall   be   liable   under   the   indemnification provisions contained  in  this  Agreement  with  respect  to  any  losses,  claims,  damages,  liabilities  or  expenses  to which an  Indemnified  Party  would  otherwise  be  subject  by  reason  of  such  Indemnified  Party's  willful misfeasance, willful  misconduct,  or  negligence  in  the  performance  of  such  Indemnified  Party's  duties or  by   reason   of   such   Indemnified   Party's   reckless   disregard   of   obligations   and   duties   under   this Agreement.

8.5        Promptly  after   receipt   by  an  Indemnified  Party   under   this   Section   8.5  of   notice of commencement   of  any  action,  such  Indemnified   Party  will,  if  a  claim  in  respect  thereof  is  to  be made against  the  indemnifying  party  under  this section, notify  the  indemnifying  party  of  the commencement  thereof;  but  the  omission  so  to  notify  the  indemnifying  party  will  not  relieve  it  from ' any  liability  which  it  may  have  to  any  Indemnified  Party  otherwise  than  under  this  section.  In  case  any .such action   is  brought  against  any  Indemnified  Party,  and   it  notified  the  indemnifying  party·  of  the commencement thereof,  the  indemnifying   party  will  be  entitled  to  participate  therein  and,  to  the,  extent that  it  may  wish, assume   the  defense  thereof,  with  counsel  satisfactory   to  such  Indemnified   Party. After notice from the  indemnifying  party  of  its  intention  to  assume  the  defense  of  an  action,  the Indemnified   Party   shall   bear   the   expenses   of   any   additional   counsel   obtained   by   it,   and   the indemnifying party  shall  not  be  liable  to  such  Indemnified  Party  under  this  section  for  any  legal  or  other expenses subsequently  incurred by such  Indemnified  Party  in  connection  with  the  defense  thereof  other than reasonable  costs  of  investigation.

8.6        Each  of  the  parties  agrees  promptly  to  notify  the  other  parties  of  the  commencement  of  any litigation or proceeding against  it  or  any  of  its  respective  officers,  directors,  trustees,  employees  or  1933  Act control persons  in  connection  with  the  Agreement,  the  issuance  or  sale  of  the  Policies,  the operation of  the Accounts, or  the  sale  or  acquisition  of  Shares.

8.7        A  successor  by  law  of  the  parties  to  this  Agreement  shall  be  entitled  to  the  benefits  of the indemnification  contained  in  this  Article  VIII.  The  indemnification  provisions  contained  in  this  Article VIII shall  survive  any  termination  of  this  Agreement.

ARTICLE IX.     APPLICABLE  LAW

9.1.   This  Agreement   shall  be  construed   and  the  provisions   hereof  interpreted  under  and  in accordance with  the  laws  of  The  Commonwealth  of  Massachusetts.

9.2.   This  Agreement  shall  be  subject  to  the  provisions  of  the  1933,  1934  and  1940  Acts,  and the rules  and  regulations  and  rulings  thereunder,  including  such  exemptions  from    those statutes,  rules and  regulations  as  the  SEC   may   grant  and   the  terms  hereof  shall   be   interpreted  and   construed   in accordance therewith.

ARTICLE X.         NOTICE  OF  FORMAL  PROCEEDINGS

The  parties   agree   that   each   such   party   shall   promptly   notifY  the   other   parties   to   this Agreement, in  writing,  of  the  institution  of  any  formal  proceedings  brought  against  such  party  or  its designees by  FINRA,  the  SEC,  or  any  insurance  department  or  any  other  regulatory  body  regarding such party's  duties  under  this  Agreement  or  related  to  the  sale  of  the  Policies,  the  operation  of  the Accounts, or the  purchase  ofthe   Shares.

ARTICLE XI.       CONTROLS  AND  PROCEDURES

11.1. The  Company  has  implemented  controls  and  procedures  that  are  reasonably  designed  to ensure  compliance   with   applicable   laws  and   regulations,   as   well   as   the   terms   of   this   Agreement. Without limiting  the  foregoing,  these  controls  and  procedures  are  reasonably  designed  to  ensure,  and MFD or  a  Trust  may  request  certifications  on  an  annual  basis  with  respect  to,  each  of  the  following:

(a)        Orders  for  Shares  received  by  the  Company  for  each  Portfolio  comply  with  the Portfolio's restrictions  with  respect  to  purchases,  transfers,  redemptions  and  exchanges  as  set  forth  in  each Portfolio's prospectus  and  statement  of  additional  information,  and  the  Company  will  cooperate  with  the Trusts in  providing  information  as  provided  in  Schedule  B  hereto;

(b)        Orders  for  Shares  received  by  the  Company  prior  to  the  Portfolio's  pricing  time set forth  in  its  prospectus  (e.g.,  the  close  of  the  New  York  Stock  Exchange-  normally  4:00p.m.  Eastern time) are segregated from  those  received  by  the  Company  at  or  after  such  time,  and  are  properly transmitted to  the  Portfolios  (or  their  agents)  for  execution  at  the  current  day's  net  asset  value  ("NAV"); and orders  received  by  the  Company   at  or  after  such  time  are  properly  transmitted   to  the  Portfolios (or their  agents)  for  execution  at  the  next  day's  NAV;

(c)        Late   trading   in   Shares   by   Policy   holders   is   identified   and   prevented   and market timing  is  appropriately  addressed;

(d)         Compliance with  applicable  state  securities  laws,  including  without  limitation "blue sky"  laws  and  related  rules  and  regulations;

(e)        Compliance  with  all  applicable  federal,  state  and  foreign  laws,  rules  and  regulations regarding the detection and  prevention  of  money  laundering  activity;  and

(f)         Effective  business  continuity  and  disaster  recovery  systems  with  respect  to  the services contemplated  by  the  Agreement.

11.2. The   Company   shall   ensure   that   any   other   party   to   whom   the   Company   assigns   or delegates any  services  hereunder  is  responsible  for,  and  has  controls  and  procedures  that  are  reasonably designed to  ensure,  each  of  the  items  set  forth  in  Section  11.1  above.

ARTICLE XII.    TERMINATION

12.1. This   Agreement  shall   terminate  with   respect   to  the   Accounts,   or  one,   some,   or  all

Portfolios:

(a)       at the  option  of  any  party upon six  (6)  months'  advance  written  notice  to  the  other  parties;

or

(b)      at   the   option   of   the   Company   to   the   extent   that   the   Shares   of   Portfolios   are   not reasonably available  to  meet  the  requirements  of  the  Policies  or  are  not  "appropriate  funding  vehicles" for the Policies, as  reasonably  determined  by  the  Company.  Without  limiting  the  generality  of  the foregoing, the  Shares  of  a  Portfolio  would  not  be  "appropriate  funding  vehicles"  if,  for  example,  such Shares did  not  meet  the  diversification  or  other  requirements  referred  to  in  Article  VI  hereof;  or  if  the Company would  be  permitted  to  disregard  Policy  owner  voting  instructions  pursuant  to  Rule  6e-2  or Rule 6e-3(T)  under  the  1940  Act.  Prompt  notice  of the election  to  terminate  for  such  cause  and  an explanation of  such  cause  shall  be  furnished  to  the relevant Trust(s)  by the Company;  or

(c)      at  the  option  of  a  Trust  or  MFD  upon  institution of formal  proceedings  against  the  Company by FINRA,  the  SEC,  or  any  insurance  department  or  any  other  regulatory  body  that  would have a  material adverse impact on the  Company's  duties  under  this  Agreement  or  related  to  the  sale  of  the  Policies,  the operation of  the  Accounts,  or  the  purchase  of  the  Shares;  or

(d)      at  the  option  of  the  Company  upon  institution  of  formal  proceedings  against  a  Trust  or MFD by  FINRA,  the  SEC,  or  any  state  securities  or  insurance  department  or  any  other  regulatory  body that would  have  a  material  adverse  impact  on  such  Trust's  or  MFD's  duties  under  this  Agreement  or related to  the  sale  of  the  Shares;  or

(e)      at  the  option  of  the  Company  to  substitute  the shares of  another  investment  company  for the  corresponding  Portfolio   Shares   in   accordance   with  the  terms   of   the   Policies   for   which   those Portfolio Shares  had  been  selected  to  serve  as  the  underlying  investment  media.  The  Company   will give thirty  (30)  days'   prior  written  notice  to  the  relevant  Trust(s)  of  the  Date  of  any  proposed  vote  or other action  taken  to  replace  the  Shares;  or

(t)       termination  by  either  a  Trust  or  MFD  by  written  notice  to  the  Company,  if  either  one  or both of  such  Trust  or  MFD  shall  determine,  in  their  sole  judgment  exercised  in  good  faith,  that  the Company  has  suffered   a  material   adverse  change  in  its  business,  operations,   financial  condition,   or prospects since  the date of  this  Agreement  or  is  the  subject  of  material  adverse  publicity;  or

(g)     termination  by  the  Company  by  written  notice to a  Trust  and  MFD,  if  the  Company  shall determine, in  its  sole  judgment  exercised  in  good  faith,  that  such  Trust  or  MFD  has  suffered  a  material adverse change  in  this  business,  operations,  financial  condition  or  prospects  since  the  date  of this Agreement or  is  the  subject  of  material  adverse  publicity;  or

(h)      at the  option  of  any  party  to  this  Agreement,  upon  another  party's  material  breach  of  any provision ofthis  Agreement;  or hereto

(i)        upon  assignment  of  this  Agreement,  unless  made  with  the  written  consent  of  the  parties

G)      at  the  option  of  the  Company  if  a  Trust  fails  to  meet  the  diversification  or  qualification requirements specified   in   Article   VI   (other   than   any   failure   caused   by   the   Company's  actions   or omissions) or  the  Company  has  a  reasonable expectation that  such  Trust  will  fail  to  meet  these diversification or  qualification  requirements  in  the  future.

12.2. The   notice   shall   specify   the   Portfolio   qr   Portfolios,   Policies   and,   if   applicable,   the Accounts as to which the  Agreement  is  to  be  terminated.

12.3. It  is  understood  and  agreed  that  the  right  of  any  party  hereto  to  terminate  this  Agreement pursuant to  Section  12.l(a)   may  be  exercised  for  cause  or  for  no  cause.

12.4. Except   as  necessary   to  implement   Policy  owner   initiated   transactions,  or  as  required by state  insurance  laws  or  regulations,  the  Company  shall  not  redeem  the  Shares  attributable  to  the  Policies (as opposed  to  the  Shares  attributable  to  the  Company's  assets  held  in  the  Accounts),  until  ten  (10)  days after the Company  shall  have  notified  the  relevant  Trust  of  its  intention  to  do  so.

12.5. Notwithstanding  any  termination   of  this  Agreement,   each  Trust  and  MFD  shall,  at  the option of  the  Company,  continue  to  make  available  additional  shares  of  the  Portfolios  pursuant  to  the terms and conditions  of  this  Agreement,  for  all  Policies  in  effect  on  the  effective  date  of  termination  of this Agreement  (the  "Existing  Policies"), except as  otherwise  provided  under  Article  VII  of  this Agreement. Specifically,   without  limitation,  the  owners  of  the  Existing  Policies  shall  be  permitted  to transfer or  reallocate  investment  under  the  Policies,  redeem  investments  in  any  Portfolio  and/or  invest in each Trust  upon  the  making  of  additional  purchase  payments  under  the  Existing  Policies.

ARTICLE XIII.  NOTICES

Any notice  shall  be  sufficiently  given  when  sent  by  registered  or  certified  mail, overnight courier or facsimile  to  the  other  party  at  the  address  of  such  party  set  forth  below  or  at  such  other  address  as  such party may  from  time  to  time  specify  in  writing  to  the  other  party.

If to  Trust  1:

MFS Variable  Insurance  Trust

500 Boylston  Street

Boston, Massachusetts  02116

Facsimile No.:  (617)  954-5182

Attn: Susan  S.  Newton,  Assistant  Secretary

If to Trust II:

MFS Variable  Insurance  Trust  II

500 Boylston  Street

Boston, Massachusetts  02116

Facsimile No.:  (617)  954-5182

Attn: Susan  S.  Newton,  Assistant  Secretary

If to  the  Company:

Midland National  Life  Insurance  Company

4546 Corporate Dr., Suite  100

West Des  Moines,  lA  50266

Attn: Bill  Lowe

If to  MFD:

MFS Fund  Distributors, Inc. 500  Boylston  Street Boston, Massachusetts

02116 Attn:  General

Counsel

ARTICLE XIV.   MISCELLANEOUS

14.1. Subject  to  the  requirement  of  legal  process  and  regulatory  authority,  each  party  hereto shall treat  as  confidential  the  names  and  addresses  of  the  owners  of  the  Policies  and  all  information reasonably identified  as  confidential  in  writing  by  any  other  party  hereto and, except  as  permitted  by  this Agreement or  as  otherwise  required  by  applicable  law  or  regulation,  shall  not  disclose,  disseminate  or utilize such  names  and  addresses  and  other  confidential  information  without  the  express  written  consent of the affected  party until such  time  as  it  may  come  into  the  public  domain.

14.2. The  captions   in  this  Agreement  are  included  for  convenience   of  reference   only  and  in no way  define  or  delineate  any  of  the  provisions  hereof  or  otherwise  affect  their  construction  or  effect.

14.3. This  Agreement   may  be  executed  simultaneously  in  one  or  more  counterparts,  each  of which taken  together  shall  constitute  one  and  the  same  instrument.

14.4. If  any  provision   of  this  Agreement   shall  be  held  or  made  invalid   by  a  court  decision, statute, rule  or  otherwise,  the remainder of  the  Agreement  shall  not  be  affected thereby.

14.5. The  Schedule  attached  hereto,  as  modified  from  time  to  time,  is  incorporated  herein  by reference and  is  part  of  this Agreement.

14.6. Each  party  hereto  shall  cooperate  with  each  other  party  in  connection  with  inquiries  by appropriate governmental  authorities  (including  without  limitation  the  SEC,  FINRA,  and  state  insurance regulators) relating  to  this  Agreement  or  the  transactions contemplated hereby.

14.7. The  rights,  remedies  and  obligations contained in  this  Agreement  are  cumulative  and  are  in addition to  any  and  all  rights,  remedies  and  obligations,  at  law  or  in equity, which  the  parties  hereto  are entitled to  under  state  and  federal laws.

14.8. A  copy  of  each  Trust's  Declaration  of  Trust  is  on  file  with  the  Secretary  of  State  of  The Commonwealth of  Massachusetts.  The Company acknowledges  that  the obligations of  or  arising  out of this instrument are  not  binding  upon  any  of  each  Trust's  trustees, officers, employees,  agents  or  shareholders individually, but  are  binding  solely  upon  the assets and  property  of  the  relevant  Trust in accordance  with  its proportionate interest  hereunder.  The  Company  further  acknowledges  that  the  assets  and  liabilities  of  each Portfolio are  separate  and   distinct   and  that  the  obligations   of  or  arising   out  of  this instrument  are binding solely  upon the  assets  or  property  of  the  Portfolio  on  whose   behalf  the  relevant  Trust  has executed this  instrument.  The  Company  also  agrees  that  the  obligations  of  each  Portfolio  hereunder shall be  several  and  not  joint,  in  accordance  with  its  proportionate  interest  hereunder,  and  the  Company agrees not  to  proceed  against  any  Portfolio  for  the  obligations  of  another  Portfolio.

[Signature Page  Follows]

IN WITNESS  WHEREOF,  each  of  the  parties  hereto  has  caused  this  Agreement   to  be  executed  in  its name and  on  its  behalf  by  its  duly  authorized  representative and  its seal to  be  hereunder   affixed  hereto  as of the  date  specified  above.

Midland National  Life  Insurance

Company By  its  authorized  officer

By: /s/ William Lowe

William Lowe

President

MFS VARIABLE  INSURANCE  TRUST,.

on behalf  of  the  Portfolios

By its  authorized   officer  and  not  individually,

By: /s/ Susan S. Newton

Susan S. Newton

Assistant Secretary

MFS VARIABLE  INSURANCE  TRUST  II, on behalf  of  the  Portfolios

By its  authorized   officer  and  not  individually,

By: /s/ Susan S. Newton

Susan S. Newton

Assistant Secretary

MFS FUND  DISTRIBUTORS,  INC.

By its  authorized  officer,

By: James A. Jessee

James A Jessee

President

As of January 1, 2012

SCHEDULE  A

ACCOUNTS, POLICIES, AND PORTFOLIOS
SUBJECT TO THE PARTICIPATION AGREEMENT

And any other Portfolios or series of shares of the Trusts that are available and open to new investors on or after the effective date of this Agreement.

Name of Separate Account and Date Established by Board of Directors	Policies Funded by Separate Account	Share Class	Trust	Portfolios Applicable to Policies
Separate Account A (July 1987)	Variable Universal Life Variable Universal Life 2 Variable Universal Life 3 Variable Executive Universal Life Variable Universal Life 4 Variable Executive Universal Life 2 Variable Executive Universal Life 2 Foundation Variable Universal Life Premier Variable Universal Life Advanced Variable Universal Life Advisor Variable Universal Life Survivorship Variable Universal Life	Initial and Service		(1)
Separate Account C (July 1991)	Variable Annuity II Variable Annuity National Advantage Variable Annuity LiveWell Variable Annuity	Initial and Service		(1)

(1) Portfolios Applicable to Policies:

MFS Growth Series

MFS ResearchSeries

MFS Investors Trust Series

MFS New Discovery Series

MFS Total Return Series

MFS Utilities Series

MFS International Value Portfolio

MFS Global Tactical Allocation Portfolio

Amendment to  t,he  Amended  and  Restated  Participation  Agreement

This Amendment  to  the  Amended  and  Restated  Participation  Agreement ("Agreement") among  MFS  Variable  Insurance  Trust,  MFS  Variable  Insurance  Trust  II (the "Trust[(s)]"),  MFS  Fund  Distributors,  Inc.  ("Underwriter")  and  Midland  National Life Insurance  Company  (the  "Company")  dated  January  1st,  2012  is  effective  this  1st day of  January,  2012.   All  capitalized  terms  used  herein  and  not  otherwise  defmed  shall have the  meaning  ascribed  to  such  term  in  the  Agreement.

WHEREAS, the  Trust  and  the  Company  agree  to  distribute  the  prospectuses  of the Portfolios  within  the  Series  pursuant  to  Rule  498  under  the  Securities  Act  of  1933 ("Rule 498");  and

WHEREAS, the  parties  desire  to  set  out  the  roles  and  responsibilities  for complying with  Rule  498  and  other  applicable  laws.

NOW THEREFORE,  in  consideration  of  the  mutual  covenants  hereinafter  set forth, and  intending  to  be  legally  bound,  the  Agreement  is  hereby  amended  as  follows:

1.  For  purposes  of  this  Amendment,  the  terms  Summary  Prospectus  and

Statutory Prospectus  shall  have  the  same  meaning  as  set  forth  in  Rule  498.

2.   The  Trust  represents  and  warrants  that  the  Summary  Prospectuses  and  the Web site  hosting  of  such  Summary  Prospectuses  and  such  other Trust/Portfolio documents  required  under  Rule  498(e)(l)  will  comply  in  all material respects  with  the  requirements  of  Rule  498(b),  (e)(l),  (e)(2),  (e)(3) and (f)(4)  applicable  to  the  Trust  and  its  Portfolios.   The  Trust  further represents and  warrants  that  it  has  reasonable  procedures  in  place  to  ensure that documents  required  under  Rule  498(e)(1)  are  available  in  the  manner required by  paragraphs  (e)(l),  (e)(2)  and  (e)(3)  of  Rule  498.  The  Trust  shall promptly notify  the  Company  in  the  event  of  its  non-compliance  with  Rule

498, including  but  not  limited  to,  any  extended  interruption  in  the  availability of the  Trust/Portfolio  documents  on  the  Trust's  website.

3.   The  Trust  and  the  Underwriter  represent  and  warrant  that  they  will  be responsible for  compliance  with  the  provisions  ofRule  498(f)(l)  involving contract owner  requests  for  additional  Trust/Portfolio  documents  made directly to  the  Trust,  the  Underwriter  or  one  of  their  affiliates  at  the  phone number specified  on  the  Summary  Prospectus  or  the  email  address  provided on the  Web  site  where  the  required  documents  are  located.

4.   The  Company  represents  and  warrants  that  it  will  respond,  within  the  time frame provided  under  Rule  498(f)(l),  to  requests  for  additional  fund documents made  directly  to  the  Company  or  one  of  its affiliates.

5.   The  Company  will  be  responsible  for  ensuring  compliance  with  the  conditions set out  in  Rule  498  (c)  and  (d)  (other  than  conditions  (3)  and  (4))  of  either such paragraph  and  with  Rule  498(f)(2).

6.   At  the  Company's  request,  the  Underwriter  and  the  Trust  will  provide  URLs  to the Company  for  use  with  Company's  electronic  delivery  of  Portfolio documents or  on  the  Company's  website.   The  Company  will  be  solely responsible for  the  maintenance  of  such  Web  links.

7.   The  parties  agree  that  all  other  provisions  of  the  Participation  Agreement, including the  Indemnification  provisions,  will  apply  to  the  terms  of  this Amendment as  applicable.

8.   The  parties  agree  that  the  Company  is  not  required  to  distribute  Summary Prospectuses to  its  contract  owners,  but  rather  use  of  the  Summary  Prospectus will be  at  the  discretion  of  the  Company.   The  Company  agrees  that  it  will give the  Underwriter  and  the  Trust  sufficient  notice  of  its  intended  use  of  the Summary Prospectuses  or  the  Statutory  Prospectus.

IN WITNESS  WHEREOF,  each  of  the  parties  hereto  has  caused  this  Amendment to be  executed  in  its  name  and  behalf  by  its  duly  authorized  officer.

Dated as of ----------------2012.

MFS Variable  Insurance  Trust

By:             Susan S. Newton

Title:        Assistant Secretary

MFS Variable  Insurance  Trust  II

By:          Susan S. Newton

Title:      Assistant Secretary

MFS Fund  Distributors,  Inc.

By: James A. Jessee

James A Jessee

President

Midland National  Life  Insurance  Company

By:   /s/ William Lowe

Title: President

24(b)(8)(v)	Draft Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc.

FRED ALGER  &  COMPANY,INCORPORATED PARTICIPATION AGREEMENT

THIS AGREEMENT  is  made  this  12th  day  ofDecember,  2011,  by  and  among  The  Alger Portfolios (the  "Trust"),  an open-end management  investment  company  organized  as  a Massachusetts business  trust,  Midland  National  Life,  a  life   insurance  company  organized  as  a corporation  under  the  laws  of  the  State  of  Iowa,  (the  "Company"),  on  its  own  behalf  and  on behalf of  each  segregated  asset  account  of  the  Company  set  forth  in Schedule A,  as may be amended from   time   to   time  (the  "Accounts"),   and  Fred   Alger   &  Company,  Incorporated,   a Delaware corporation,  the Trust's distributor  (the  "Distributor").

WHEREAS, the  Trust  is  registered  with  the  Securities  and  Exchange  Commission  (the "Commission")   as   an   open-end   management   investment   company    under   the   Investment Company Act  of  1940,  as  amended  (the  "1940  Act"),  and  has  an  effective  registration  statement relating to  the  offer  and  sale  of  the  various  series  of  its  shares  under  the  Securities  Act  of  1933, as amended  (the  "1933  Act");

WHEREAS,  the   Trust   and   the   Distributor   desire   that   Trust   shares   be   used   as   an investment  vehicle  for  separate   accounts   established   for   variable  life  insurance  policies   and variable annuity  contracts  to  be  offered  by  life  insurance  companies  which  have  entered  into fund participation  agreements  with  the  Trust  (the  "Participating  Insurance  Companies");

WHEREAS,  shares   of   beneficial   interest   in   the  Trust   are  divided  into   the  following series, which  are  available  for  purchase  by  the  Company  for  the  Accounts:   with  two  classes  of Shares (Class  1-2  and  Class  S  Shares)  Alger  Capital  Appreciation  Portfolio,  Alger  Large  Cap Growth Portfolio,  Alger  Mid  Cap  Growth  Portfolio,  and  Alger  Small  Cap  Growth  Portfolio;  and with one  class  of  Shares  (Class  S  Shares)  Alger Balanced  Portfolio,  Alger  Growth  &  Income Portfolio, and  Alger  SMid  Cap  Growth  Portfolio;

WHEREAS, the  Trust  has  received  an  order  from  the  Commission,  dated  February  17,

1989  (File   No.   812-7076),   granting   Participating   Insurance   Companies   and   their   separate accounts exemptions  from  the  provisions  of  Sections  9(a),  13(a),  15(a)  and  15(b)  of  the  1940

Act, and  Rules   6e-2(b)(15)   and  6e-3(T)(b)(15)   thereunder,  to  the  extent  necessary  to  pennit

shares of  the  Portfolios  of  the  Trust  to  be  sold  to  and  held  by  variable  annuity  and  variable  life insurance  separate   accounts   of  both   affiliated   and   unaffiliated   life  insurance  companies   (the "Shared Funding  Exemptive  Order");

WHEREAS,  the  Company   has  registered   or   will  register  under  the  1933   Act  certain variable life  insurance  policies  and  variable  annuity  contracts  to  be  issued  by  the  Company  under which the Portfolios  are  to  be  made available as  investment  vehicles  (the  "Contracts");

WHEREAS,  the   Company   has   registered   or   will   register   each   Account   as   a   unit investment trust  under  the  1940  Act  unless  an  exemption  from  registration  under  the  1940  Act  is available and  the Trust has  been  so  advised;

WHEREAS, the  Company  desires  to  use  shares  of  the  specified  class  or  classes  of  the portfolios indicated  on  Schedule  A  (the  "Portfolios")  as  investment  vehicles  for  the  Accounts;

NOW THEREFORE,  in  consideration  of  their  mutual  promises,  the  parties  agree  as follows:

ARTICLE I.

Purchase and  Redemption  of  Trust  Portfolio  Shares

1.1.    The Trust  hereby appoints the  Company  as  an  agent  of  the  Trust  for  the  limited  purpose of receiving  purchase  and  redemption  requests  on  behalf  of  the  Account  for  shares  of those Portfolios  made  available  hereunder, based on  allocations of amounts  to  the Account or  subaccounts  thereof  under  the  Contracts  and  other  transactions  relating  to  the Contracts or   the  Account.    Receipt  and  acceptance  of  any  such  request  (or  relevant transactional information  therefor)  on  any  day  the  New  York  Stock  Exchange  is  open  for trading and  on  which  the  Trust  calculates  its  net  asset  value  pursuant  to  the  rules  of  the SEC (a  "Business  Day'')  by  the  Company  as  such  limited  agent  of  the  Trust  prior  to  the time that  the  Trust  ordinarily  calculates  its  net  asset  value  as  described  from  time  to  time in the  TrusCs  statutory  prospectus,  as  such  term  is  defined in Rule  498  under  the  1933

Act (which  as  of  the  date  of  execution  of  this  Agreement  is  4:00p.m.  Eastern  Time) shall constitute receipt  and  acceptance  by  the  Trust  on  that  same  Business  Day,  provided  that the Trust  or  its  designated  agent  receives  notice  of  such  request  by  9:30  a.m.  Eastern Time on  the  next  following  Business  Day,  or,  if  the  parties agree to  communicate, process and  settle  purchase  and  redemption  transactions  for  Portfolio  shares  via  the Trust/SERV and  Networking  systems  of  the  National  Securities  Clearing  Corporation ("NSCC"), by  the  latest  time  trades are accepted  by  Trust/SERV.    ''Trust/SERV" shall mean NSCC's  system  for  automated,  centralized  processing  of  mutual  fund  purchase  and redemption orders,  settlement,  and  account  registration.    "Networking" shall mean NSCC's   system  that  allows  mutual  funds  and  life  insurance  companies  to  exchange account level  information  electronically.

1.2.    The Trust  shall  make  shares  of  a  specified  class  or  classes  of  the  Portfolios  available  to the Accounts  at  the  net  asset  value  next  computed  after  receipt  of  a  purchase  order  by  the Trust (or  its  agent),  as  established  in  accordance  with  the  provisions  of  the  then  current prospectus of  the  Trust  describing  Portfolio  purchase  procedures.   The  Company  will transmit orders  from  time  to  time  to  the  Trust  for  the purchase and  redemption  of  shares of the  Portfolios.  The  Trustees  of  the  Trust  (the  "Trustees")  may  refuse  to  sell  shares  of any Portfolio  to  any  person,  or  suspend  or  terminate  the  offering of shares  of  any Portfolio if  such  action  is  required  by  law  or  by  regulatory  authorities  having jurisdiction or if,  in  the  sole  discretion  of  the  Trustees  acting  in  good  faith  and  in  light  of  their fiduciary duties under federal  and  any  applicable  state  laws,  such  action  is  deemed  in  the best interests  of  the  shareholders  of  such  Portfolio.

1.3.    The Company  shall  pay  for  the  purchase  of  shares  of  a  Portfolio  on  behalf  of  an Account with federal  funds  to  be  transmitted  by  wire  to  the  Trust,  with  the  reasonable  expectation of receipt  by  the  Trust  by  2:00  p.m.  Eastern  Time  on  the  next  Business  Day  after  the Trust (or  its  agent)  receives  the  purchase  order.   Upon  receipt  by  the  Trust  of  the  federal funds so  wired,  such  funds  shall  cease  to  be  the  responsibility  of  the  Company  and  shall become the  responsibility  of  the  Trust  for  this  purpose.

1.4.       The  Trust   will   redeem   for   cash   any  full   or  fractional   shares   of   any   Portfolio,   when requested by  the  Company  on  behalf  of  an  Account,  at  the  shares'   net  asset  value  next computed  after   receipt   by   the  Trust   (or   its   agent)  of   the   request   for   redemption,   as established in  accordance  with  the  provisions  of  the  then  current  prospectus  of  the  Trust describing  Portfolio   redemption   procedures.    The  Trust   shall   make  payment  for   such shares in  the  manner  established  from  time  to  time  by  the  Trust.   Proceeds  of  redemption with respect  to a  Portfolio   will  normally  be  paid  to the  Company  for  an  Account  in federal   funds   transmitted   by   wire   to   the   Company   by   order   of   the   Trust   with   the reasonable expectation  of  receipt  by  the  Company  by  2:00  p.m.  Eastern  time  on  the  next Business Day  after  the  receipt  by  the  Trust  (or  its  agent)  of  the  request  for  redemption.

1.5.      Payments for   the  purchase   of  shares  of   the  Trust's   Portfolios  by  the  Company   under Section  1.3  and  payments  for   the  redemption   of  shares  of  the  Trust's  Portfolios  under Section 1.4  on  any  Business  Day  may  be  netted  against  one  another  for  the  purpose  of determining the  amount  of  any  wire  transfer.

1.6.      Issuance and  transfer  of  the  Trust's  Portfolio  shares  will  be  by  book  entry  only.    Stock certificates  will   not   be   issued   to   the   Company   or   the   Accounts.     Portfolio   Shares purchased from  the  Trust  will  be  recorded  in  the  appropriate  title  for  each  Account  or  the appropriate subaccount  of  each  Account.

1.7.      The Trust  shall  furnish,  on  or  before  the  ex-dividend  date,  notice  to  the  Company  of  any income dividends  or  capital  gain  distributions  payable  on  the  applicable  class  of  shares  of any  Portfolio   of   the  Trust.     The   Company   hereby   elects   to   receive  all   such   income dividends and  capital  gain  distributions  as  are payable on  a  Portfolio's  shares  in  additional shares  of  the  same  class  of  that  Portfolio.    The  Trust  shall  notify  the  Company  of  the number of  shares  so  issued  as  payment  of  such  dividends  and  distributions.

1.8.      The Trust  shall   calculate   the  net  asset   value  of  each  class  of  each   Portfolio  on  each Business Day,  as  defined  in  Section  1.3.    The  Trust  shall  make  the  net  asset  value  per share for  each  class  of  each  Portfolio  available  to  the  Company  or  its  designated  agent  on a daily  basis  as  soon  as  reasonably  practical  after  the  net  asset  values  are  calculated  and shall use  its  best  efforts  to  make  such  net  asset  values  are  available  to  the  Company  by

6:30p.m. Eastern  time  each  Business  Day.   In  the  event  the  Fund  is  unable  to  make  the

6:30 p.m.  deadline  stated  herein.it  shall  provide  additional  time  for  the  Company  to  place orders for  the  purchase  and  redemption  of  shares.   Such  additional  time  shall  be  equal  to the additional  time  which  the Fund takes  to  make  the  net  asset  value  available  to  the Company.   Any  material  error  in  the  calculation   or  reporting  of  the  net  asset  value  per share shall  be  reported  immediately  upon  discovery  to  the  Company.   In  such  event  the Company  shall   be   entitled   to   an   adjustment   to   the   number   of   shares   purchased   or

redeemed to  reflect  the  correct  net  asset  value  per  share  and  the  Trust  shall  bear  the  cost of correcting  such  errors. Any error  of  a  lesser  amount  shall  be  corrected  in  the  next Business Day's  net  asset  value  per  share.

1.9.      The Trust   agrees  that  its  Portfolio  shares  will  be  sold  only  to  Participating   Insurance Companies and  their  segregated  asset  accounts,  to  the  Fund  Sponsor  or  its  affiliates  and to such  other  entities  as  may  be  permitted  by  Section   817(h)  of  the  Internal  Revenue Code of  1986,  as  amended  (the  "Code"),  the  rules  and  regulations  thereunder,  or  judicial or administrative  interpretations  thereof.   No shares of  any  Portfolio  will  be  sold  directly to the  general  public.   The  Company  agrees  that  it  will use Trust shares  only  for  the purposes of  funding  the  Contracts  through  the  Accounts  listed  in Schedule A, as amended from time  to  time.

1.10.  The  Trust  agrees  that  all  Participating  Insurance  Companies  shall  have  the  obligations and responsibilities  regarding  pass-through  voting  and  conflicts  of  interest  corresponding materially to those contained  in Section 2.11 and Article  IV  of  this  Agreement.

ARTICLE II.  Obligations  of  the  Parties

2.1.      The Trust  shall  prepare  and  be  responsible  for  filing  with  the  Commission  and  any  state regulators  requiring   such   flling   all   shareholder   reports,   notices,   proxy   materials   (or similar materials  such  as  voting  instruction  solicitation  materials), prospectuses and statements of  additional  information  of  the Trust.   The  Trust  shall  bear  the  costs  of registration and  qualification  of  shares  of the Portfolios,  preparation  and  filing  of  the documents listed  in  this  Section  2.1  and  all  taxes  to which an  issuer  is  subject  on  the issuance and  transfer  of  its  shares.

2.2.      The Company  shall  distribute  such  prospectuses,  proxy  statements  and  periodic  reports  of the Trust  to  the  Contract   owners  as  required  to  be  distributed  to  such  Contract  owners under applicable  federal  or  state  law.

2.3.      The  Trust   shall   provide   such   documentation   (including   a   final   copy   of   the  Trust's prospectus as  set  in  type  or  in  camera-ready  copy)  and  other  assistance  as  is  reasonably necessary  in   order   for   the   Company   to   print   together   in   one   document   the   current prospectus for  the  Contracts  issued  by  the  Company   and  the  current  prospectus  for  the Trust.   Notwithstanding  the  foregoing,  the  decision  to  print  prospectuses  together  in  one document, or  to  print  them  individually,  is  solely  within  the  discretion  of  the  Company. The Trust  shall  bear  the  expense  of  printing  copies  of  its  current  prospectus  that  will  be distributed  to  existing   Contract   owners,   and   the  Company  shall   bear   the  expense   of printing copies  of  the  Trust's  prospectus  that  are  used in connection  with  offering  the Contracts issued  by  the  Company.    If  the  Trust  provides  summary  prospectuses,  as  that term is  defined  in  Rule  498  under  the  1933  Act,  to  the  Company,  it  still  must  also  provide statutory prospectuses,  as  that  term  is  defined  in  Rule  498,  to  the  Company.   If  provided with summary   prospectuses,   the  Company,  in  its  sole  discretion,  reserves  the  right  to deliver the  statutory  prospectus(es)  for  the  Trust  in  place  of  the  summary  prospectuses.

2.4.        The Trust  and  the  Distn'butor  shall  provide  (1)  at  the  Trust's  expense,  one  copy  of  the Trust's current  Statement  of  Additional  Information  ("SAl") to the  Company  and  to  any Contract owner  who  requests  such  SAl,  (2)  at  the  Company's  expense,  such  additional copies of  the  Trust's  current  SAl  as  the  Company  shall  reasonably  request  and  that  the Company shall  require  in  accordance  with  applicable  law  in  connection  with  offering  the Contracts issued  by  the  Company.  The  Distributor  shall  make  electronic  delivery  of  Trust Prospectuses and  Statements,  Alternative  Disclosure  Statements  (if  any),  periodic  reports and proxy  solicitation  materials  available  to  shareholders  in  accordance  with  applicable  laws and regulations.  The  Company  shall  use  its  best efforts to  encourage  its  clients  who  buy portfolio shares  to  receive  such  materials  electronically.  These  efforts  shall  include,  but not be  limited  to,  obtaining such client  consent  to  electronic  delivery  as  is  required  by law, rule  or  regulation,  and  participating in  the  Investor  Communication  Services Electronic Delivery  program  or  other  suitable  electronic  delivery  program.

2.5.       The Trust,  at  its  expense,  shall  provide  the  Company  with  copies of its  proxy  material, periodic reports  to  shareholders  and  other  communications to shareholders  in  such quantity as  the  Company  shall  reasonably  require  for  purposes  of distributing to  Contract owners. The  Trust,  at  the  Company's  expense,  shall  provide  the  Company  with  copies  of its periodic  reports  to  shareholders  and  other  communications  to  shareholders  in  such quantity as  the  Company  shall  reasonably  request  for  use  in  connection  with  offering  the Contracts issued  by  the  Company.  If  requested  by  the  Company  in  lieu  thereof,  the  Trust shall provide  such  documentation  (including  a  fmal  copy  of  the Trust's proxy  materials, periodic reports  to  shareholders  and  other  communications  to  shareholders,  as set in  type or in  camera-ready  copy)  and  other  assistance as reasonably  necessary  in  order  for  the Company to  print  such  shareholder  communications  for  distribution  to  Contract  owners.

2.6.        The Company  agrees  and  acknowledges  that  the  Distributor  is  the  sole  owner  of  the  name and mark  "Alger"  and  that  all  use  of  any  designation  comprised  in  whole  or  part  of  such name or  mark  under  this  Agreement  shall  inure  to  the  benefit  of  the  Distributor.  Except as provided  in  Sections  2.4  and  2.5,  the  Company  shall  not  use  any  such  name  or  mark  on its own  behalf  or  on  behalf  of  the  Accounts  or  Contracts  in  any  registration  statement, advertisement, sales  literature  or  other  materials  relating  to  the  Accounts  or  Contracts without the  prior  written  consent  of  the  Distributor.

2.7.      The  Company  shall  furnish,  or  cause  to  be  furnished,  to  the  Trust  or  its  designee  a  copy of each  Contract  prospectus  and/or  statement  of  additional  information  describing  the Contracts, each  report  to  Contract  owners,  proxy  statement,  application  for  exemption  or request for  no-action  letter  in  which  the  Trust  or  the Distributor is  named contemporaneously with the  filing  of  such  document  with  the  Commission.    The Company shall  furnish,  or  shall  cause  to  be  furnished,  to  the  Trust  or  its  designee  each piece of  sales  literature  or  other  promotional  material in which  the  Trust  or  the Distributor is  named,  at  least  five  Business  Days  prior  to  its  use.  No  such  material  shall be used  if  the  Trust  or  its  designee  reasonably  objects  to  such  use  within  three  Business Days after  receipt  of  such  material.

2.8.       The Company  shall  not  give  any  information  or  make  any  representations  or  statements on behalf  of  the  Trust  or  concerning  the  Trust  or  the  Distributor  in  connection  with  the sale of  the  Contracts  other  than  information  or  representations contained in  and accurately derived  from  the registration statement  or  prospectus  for  the  Trust  shares  (as such registration  statement  and  prospectus  may  be  amended  or  supplemented  from  time to time),  annual  and  semi-annual  reports  of  the  Trust,  Trust-sponsored  proxy  statements, or in  sales literature or  other  promotional  material  approved  by  the  Trust  or  its  designee, except as  required  by  legal  process  or  regulatory  authorities  or  with  the  prior  written permission of  the  Trust,  the  Distributor  or  their  respective  designees.  The  Trust  and  the Distributor agree  to  respond  to  any  request  for  approval  on  a  prompt and timely  basis. The Company  shall  adopt  and  implement  procedures  reasonably  designed  to  ensure  that

''broker only"  materials  including information therein  about  the  Trust  or  the  Distributor are not  distributed  to  existing  or  prospective  Contract  owners.

2.9.      The Trust  shall  use  its  best  efforts  to  provide  the  Company,  on  a  timely basis, with  such information about  the  Trust,  the  Portfolios  and  the  Distributor,  in  such  form  as  the Company may  reasonably  require,  as  the  Company  shall  reasonably  request  in  connection with the preparation  of  registration  statements,  prospectuses and annual and semi-annual reports pertaining  to  the  Contracts.

2.10.  The  Trust  and  the Distributor shall  not  give,  and  agree that no  affiliate  of  either  of  them shall give,  any  information  or  make  any  representations  or  statements  on  behalf  of  the Company or  concerning  the  Company,  the  Accounts or the  Contracts  other  than information or  representations  contained  in  and  accurately  derived  from  the  registration statement or  prospectus  for  the  Contracts  (as  such  registration  statement  and  prospectus may be  amended  or  supplemented  from  time  to  time),  or  in  materials  approved  by  the Company for  distribution  including  sales  literature  or  other  promotional  materials,  except as required  by  legal  process  or  regulatory  authorities  or  with  the  prior  written  permission of the  Company.    The  Company  agrees  to  respond  to  any  request  for  approval  on  a prompt and  timely  basis.

2.11.  To  the  extent  required  by  Section  12(d)(1)(E)(iii)(aa)  of  the  1940  Act  or  Rule  6e-2  or Rule 6e-3(T)  thereunder,  other  applicable  law,  or  by  regulatory  order,  whenever  the  Trust shall have  a  meeting  of  shareholders  of  any  series  or  class  of  shares,  the  Company  shall:

•    solicit voting  instructions  from  Contract  owners;

•    vote Trust  shares  held  in  each  Account  at  such  shareholder  meetings  in accordance with  instructions  received  from  Contract  owners;

•    vote Trust  shares  held  in  each  Account  for  which  it  has  not  received  timely instructions in  the  same  proportion  as  it  votes  the  applicable  series  or  class  of Trust shares  for  which  it  has  received  timely  instructions;  and

•    vote Trust  shares  held  in its general  account  in  the  same  proportion  as  it  votes the applicable  series  or  class  of  Trust  shares  held  by  the  Accounts  for  which  it has received  timely  instructions.

Except with  respect  to  matters  as  to  which  the  Company  has  the  right  under  Rule  6e-2  or Rule 6e-3(T)  under  the  1940  Act,  to  vote  Trust  shares  without  regard  to  voting instructions from  Contract  owners,  neither  the  Company  nor  any  of  its  affiliates  will recommend action  in  connection  with,  or  oppose  or  interfere  with, the actions  of  the  Trust Board to  hold  shareholder  meetings  for  the  purpose  of  obtaining  approval  or  disapproval from shareholders  (and,  indirectly,  from  Contract  owners)  of  matters  put  before  the shareholders.  The  Company  shall  be  responsible  for  assuring  that  it  calculates  voting instructions and  votes  Trust  shares  at  shareholder  meetings  in  a  manner  consistent  with other Participating  Insurance  Companies.  The  Trust  shall  notify  the  Company  of  any material changes  to  the  Shared  Funding  Exemptive  Order  or  conditions.   Notwithstanding the foregoing,  the  Company  reserves  the  right  to  vote  Trust  shares  held  in  any  segregated asset account  in  its  own  right,  to  the  extent  permitted  by law.

2.12.      The Company  and  the  Trust  will  each  provide  to  the  other  information  about  the  results of any  regulatory  examination  relating  to  the  Contracts  or  the  Trust,  including   relevant portions of  any  "deficiency  letter"  and  any  response  thereto.

2.13.      No compensation  shall  be  paid  by  the  Trust  to  the  Company,  or  by  the  Company  to  the Trust, under  this  Agreement  (except  for  specified  expense  reimbursements).     However, nothing herein  shall  prevent  the  parties  hereto  from  otherwise  agreeing  to  perform,  and arranging  for   appropriate   compensation   for,   other   services   relating   to   the  Trust,   the Accounts or  both,  if  so  specified  in  Schedule  B  hereto.

ARTICLE III.

Representations and  Warranties

3.1.      The  Company  represents  and  warrants  that  it  is  an  insurance  company  duly  organized  and in good  standing   under  the  laws  of  the  State  of  Iowa  and  that  it  has  legally  and  validly established each  Account  as  a  segregated  asset  account  under  such  law  as  of  the  date  set forth in  Schedule  A, and that  Midland  National  Life, the principal  underwriter  for  the Contracts, is  registered  as  a  broker-dealer  under  the  Securities  Exchange  Act  of  1934  and is a  member  in  good  standing  of  Financial  Industry  Regulatory  Authority  ("FINRA,).

3.2.      The Company  represents  and  warrants  that  it  has  registered  or,  prior  to  any  issuance  or sale of  the  Contracts,  will  register  each  Account  as  a  unit  investment  trust  in  accordance with the  provisions  of  the  1940  Act  and  cause  each  Account  to  remain  so  registered  to serve  as   a   segregated    asset   account   for   the   Contracts,   unless   an   exemption   from registration is  available.

3.3.      The Company   represents   and  warrants   that  the  Contracts   will  be  registered  under  the

1933 Act,  unless  an  exemption  from  registration  is  available,  prior  to  any  issuance  or  sale

of the  Contracts;   the  Contracts  will  be  issued   and  sold  in  compliance   in  all  material respects with  all  applicable  federal  and  state  laws;  and  the sale of  the  Contracts  shall comply in  all  material  respects  with  state  insurance  law suitability requirements.

3.4.      The Trust  represents  and  warrants  that  it  is  duly  organized  and  validly  existing  under  the laws of  the  Commonwealth   of  Massachusetts   and  that  it  does  and  will  comply  in  all material respects  with  the  1940  Act and the  rules  and  regulations  thereunder.

3.5.       The Trust  and  the  Distributor  represent  and  warrant  that  the  Portfolio  shares  offered  and sold  pursuant   to   this  Agreement  will   be   registered   under   the   1933   Act   and   sold   in accordance with  all  applicable  federal  and  state  laws,  and  the  Trust  shall  be  registered under the  1940  Act  prior  to  and  at  the  time  of  any  issuance  or  sale  of  such  shares.   The Trust shall  amend  its  registration  statement  under  the  1933  Act  and  the  1940  Act  from time to  time  as  required  in  order  to  effect  the  continuous  offering  of  its  shares.  The  Trust shall register  and  qualify  its  shares  for  sale  in  accordance  with  the  laws  of  the  various states only  if  and  to  the  extent  deemed  advisable  by  the  Trust.

3.6.      The Trust  represents  and  warrants  that  it  will  invest  the assets  of  each  Portfolio  in  such  a manner  as   to   ensure   that   the  Contracts   will   be   treated   as   annuity   or   life   insurance contracts, whichever  is  appropriate,  under  the  Code  and  the  regulations  issued  thereunder (or any  successor  provisions).   Without  limiting  the  scope  of  the  foregoing,  the Trust represents and  warrants   that  each  Portfolio  has  complied  and  will  continue  to  comply with Section 817(h)  of  the  Code  and  Treasury  Regulation  §1.817-5,  and  any Treasury interpretations thereof,  relating  to  the  diversification  requirements  for  variable  annuity, endowment, or  life  insurance  contracts,  and  any  amendments  or other modifications  or successor  provisions   to   such   Section   or   Regulation.      The   Trust   will   make   every reasonable effort  (a)  to  notify  the  Company  immediately  upon  having  a  reasonable  basis for believing  that  a  breach  of  this  Section  3.6  has  occurred,  and  (b)  in  the event of  such  a breach, to  adequately  diversify  the  Portfolio  so  as  to  achieve  compliance  within  the  grace period afforded  by  Treasury  Regulation  §1.817-5.

3.7.      The Trust  represents  and  warrants  that  it  is  currently  qualified  as  a  "regulated  investment company" under  Subchapter   M  of  the  Code,  that  it  will   make  every  effort  to  maintain such qualification  and  will  notify  the  Company  immediately  upon  having  a  reasonable basis for  believing  it  has  ceased  to  so  qualify  or  might  not  so  qualify  in  the  future.

3.8.      The Trust  represents   and  warrants  that  it,  its  directors,  officers,  employees  and  others dealing with  the  money  or  securities,  or  both,  of  a  Portfolio  shall  at  all  times  be  covered by a  blanket  fidelity  bond  or  similar  coverage  for  the  benefit  of  the  Trust  in  an  amount not  less   than   the   minimum   coverage   required   by   Rule   17g-1   or   other   applicable regulations under  the  1940  Act.    Such  bond  shall include coverage  for  larceny  and embezzlement and  be  issued  by  a  reputable  bonding  company.

3.9.      The Distributor  represents  that  it  is  duly  organized  and  validly  existing  under  the  laws  of the State  of  Delaware  and  that  it  is  registered,  and  will  remain  registered,  during  the  tenn of this  Agreement,  as  a  broker-dealer  under  the  Securities  Exchange  Act  of  1934  and  is  a member in  good  standing  of  FINRA.

3.10       The Distributor  represents  and  warrants  that  shares  of  the  Portfolios  (i)  shall  be  offered and sold  in  compliance  in  all  material  respects  with  applicable  federal  securities  laws,  (ii) are  offered  and  sold  only  to  Participating Insurance Companies  and  their  separate accounts and  to  persons  or  plans  that  communicate  to  the  Fund  that  they  qualify  to purchase shares  of  the  Designated  Portfolios  under  Section  817(h)  of  the  Code  and  the regulations thereunder without impairing  the  ability  of  the  Account  to  consider  the portfolio investments  of  the  Designated  Portfolios  as  constituting  investments  of  the Account for  the  purpose of satisfying the diversification  requirements  of  Section  817(h) ("Qualified Persons"),  and  (iii)  are  registered  and  qualified  for  sale  in  accordance  with the laws  of  the  various  states  to  the  extent  required  by  applicable  law.

3.11       Each of  the  Trust  and  the Company represents  and  warrants  that,  in  connection  with  any use of  summary  prospectuses,  as  such  term  is  defined  in Rule 498  under  the  1933  Act,  for the Portfolios,  it  will  comply  with  Rule  498.   The  Trust  further  represents  and  warrants that, to  the  extent  that  it  provides  the  Company  with  summary  prospectuses,  it  will maintain a  website  that  is  in  compliance  with  all  applicable  requirements  of  Rule  498, such that  the  Trust  may  be  pennitted  to  deliver  summary  prospectuses  in  lieu  of  statutory prospectuses, as  such  terms  are  defined  in Rule 498.

ARTICLE IV.

Potential Conflicts

4.1.        The parties  acknowledge  that  a  Portfolio's  shares  may  be  made  available  for  investment to other  Participating  Insurance  Companies.  In  such  event, the Trustees  will monitor the Trust  for  the  existence  of  any  material  irreconcilable  conflict  between  the  interests of the contract owners  of  all  Participating  Insurance  Companies.    A  material  irreconcilable conflict may  arise  for  a  variety  of  reasons,  including:  (a)  an  action  by  any  state  insurance regulatory authority;  (b)  a  change  in  applicable  federal  or  state  insurance,  tax  or  securities laws or  regulations,  or  a  public  ruling,  private  letter  ruling,  no-action  or  interpretative letter, or  any  similar  action  by  insurance,  tax,  or  securities  regulatory  authorities;  (c)  an administrative or  judicial  decision  in  any  relevant  proceeding;  (d)  the  manner  in  which the investments  of   any  Portfolio  are  being  managed;  or   (e)   a   difference  in   voting instructions given  by  variable  annuity  contract  and  variable life insurance  contract owners.    The  Trust  shall  promptly  inform  the  Company  of  any  determination  by  the Trustees that  a  material  irreconcilable  conflict  exists  and  of  the implications  thereof.

4.2.      The Company  agrees  to  report promptly any potential or  existing  conflicts  of  which  it  is aware to  the  Trustees.    The  Company  will  assist  the  Trustees  in   carrying  out  their responsibilities under  the  Shared  Funding  Exemptive  Order  by  providing  the  Trustees with all  information  reasonably  necessary  for  and  requested  by  the  Trustees  to  consider any issues  raised.   All  communications  from  the  Company  to  the  Trustees  may  be  made in care  of the Trust.

4.3.      If  it   is   determined    by   a   majority   of   the   disinterested   Trustees,   that   a   material irreconcilable conflict  exists  that  affects  the  interests  of  contract  owners,  the  Company shall,  in   cooperation   with   other   Participating   Insurance   Companies   whose   contract owners are  also  affected,  at  its  own  expense  and  to  the  extent  reasonably  practicable  (as determined by  the Trustees) take  whatever  steps  are  necessary  to  remedy  or  eliminate  the material irreconcilable  conflict,  which  steps  could  include:    (a)  withdrawing  the assets allocable to  some  or  all  of  the  Accounts  from  the  Trust  or  any  Portfolio  and  reinvesting such  assets  in   a  different   investment   medium,  including   (but   not  limited   to)  another Portfolio  of  the Trust,   or  submitting   the  question  of  whether  or  not  such  segregation should be  implemented  to  a  vote of all  affected  Contract  owners  and,  as  appropriate, segregating  the   assets   of   any   appropriate   group   (i.e.,   annuity   contract   owners,   life insurance contract  owners, or variable  contract  owners  of  one  or  more  Participating Insurance Companies)  that  votes  in  favor  of  such  segregation,  or  offering  to  the  affected Contract  owners   the   option   of   making   such   a   change;   and   (b)   establishing   a   new registered management  investment  company  or  managed  separate  account.

4.4.       If  a  material  irreconcilable  conflict  arises  because  a  particular  state  insurance  regulator's decision applicable  to  the  Company  conflicts  with  the  majority  of  other  state  regulators, then the Company will  withdraw  the  affected  Account's  investment  in  the  Trust  and terminate this  Agreement  with  respect  to  such  Account  within  six  (6)  months  after the Trustees inform  the  Company  in  writing  that  the  Trust  has  determined  that  such  decision has created  a  material  irreconcilable   conflict;  provided,  however,  that  such  withdrawal and termination  shall  be  limited  to  the extent required  by  the  foregoing  material irreconcilable conflict  as  determined  by  a  majority  of  the  disinterested  Trustees.   Until  the end of  such  six  (6)  month  period,  the  Trust  shall  continue  to  accept  and  implement  orders by the  Company  for  the  purchase  and  redemption  of  shares  of  the  Trust.

4.5.     For purposes  of  Section  4.3  through  4.5  of  this  Agreement,  a  majority  of  the  disinterested Trustees shall  determine  whether  any  proposed  action  adequately  remedies  any  material irreconcilable  conflict,   but   in   no  event   will  the  Trust   be   required   to  establish   a  new funding medium  for  any  Contract.   The  Company  shall  not be required  to  establish  a  new funding medium  for  the  Contracts  if  an  offer  to  do  so  has  been  declined  by vote  of  a majority of  Contract  owners  materially  adversely  affected  by  the  material  irreconcilable conflict   In  the  event  that  the Trustees determine  that  any  proposed  action  does  not adequately remedy  any  material  irreconcilable  conflict,  then  the  Company  will  withdraw the Account's  investment  in  the  Trust  and  terminate  this  Agreement  within  six  (6)  months after  the   Trustees   inform   the   Company   in   writing   of   the   foregoing   determination; provided, however,  that  such  withdrawal   and  termination  shall  be  limited  to  the  extent required by  any  such  material  irreconcilable  conflict  as  determined  by  a  majority  of  the disinterested Trustees.

4.6.       The Company  shall  at  least  annually  submit  to  the  Trustees  such  reports,  materials  or  data as the  Trustees  may  reasonably  request  so  that  the  Trustees  may  fully  carry  out  the  duties imposed upon  them  by  the  Shared  Funding  Exemptive  Order,  and  said  reports,  materials and data  shall  be  submitted  more  frequently  if  reasonably  deemed  appropriate  by the Trustees.

4.7.      If  and  to  the  extent  that  Rule  6e-3(T)  is  amended,  or  Rule  6e-3  is  adopted,  to  provide exemptive relief  from  any  provision  of  the  1940  Act  or  the  rules  promulgated  thereunder   · with respect  to  mixed  or  shared  funding  (as  defined  in  the  Shared  Funding  Exemptive Order) on  terms  and  conditions  materially  different  from  those  contained  in  the  Shared Funding Exemptive  Order,  then  the  Trust  and/or  the  Participating  Insurance  Companies, as appropriate, shall  take  such  steps  as  may  be  necessary  to  comply  with  Rule  6e-3(T),  as amended, or  Rule  6e-3,  as  adopted,  to  the  extent  such  rules  are  applicable.

ARTICLE V. Compliance

5.1.       The Trust,  the  Distributor  and  the  Company  shall  comply  with  all  applicable  federal  and state laws,  rules,  and  regulations,  in  conducting  their  activities.

5.2.       Upon request,  the  Distributor  will  inform  the  Company  as  to  the  states  and  jurisdictions which, to  the  best  information  and  belief  of  the  Distributor,  the  shares  of  the  Trust  have been registered  for  sale  or  are  exempt  from  the  requirement  of  the  respective  securities laws  of   such   states   and   jurisdictions.     The   Distributor   assumes   no   responsibility   or obligation as  to  the  Company's   right  to  sell  shares  of  the  Trust  in  any  state  or  jurisdiction.

5.3.       The parties  each  acknowledge  that  certain  information  made  available  to  the  other  party hereunder may  be  deemed  nonpublic  personal  information  under  federal  or  state  privacy laws (as  amended)  and  the  rules  and  regulations  promulgated  thereunder  (collectively,  the "Privacy Laws").    The  parties  hereby  agree  (a)  not  to  disclose  or  use  such  information except as  required  to  cany  out  their  respective  duties under this  Agreement  or  as  otherwise permitted by  the  Privacy  Laws  in  their  ordinary  course  of  business;  (b)  to  establish  and maintain written  procedures  reasonably  designed  to  assure  the  security  and  privacy  of  all such information  and  (c)  to  cooperate  with  each  other  and  provide  reasonable  assistance  in ensuring compliance  with  such  Privacy  Laws  to  the  extent applicable to  either  or both of  the parties.  The  obligations  contained  in  this  Section  5.3  shall  survive  the  termination  of  this Agreement.

5.4.       To  the  extent   applicable   to  such   party,  each  party  shall  comply   with  Title   m  of  the Uniting  and   Strengthening    America    by   Providing   Appropriate    Tools    Required    to Intercept and  Obstruct  Terrorism   (USA   PATRIOT)  Act  of  2001,  as  amended,   and  the rules promulgated  thereunder,  and  all  federal,  state, self-regulatory organization  and Commission anti-money  laundering  laws,  rules,  and  regulations.

5.5.       The parties  acknowledge  that  neither  the  Distributor  nor  the  Trust  shall  compensate  the Company for  promoting  or  selling  the  shares  of  the  Trust  by  having  the  Trust's   portfolio securities transactions  or  any  form  of  remuneration  resulting  from  such  transactions  directed to the  Company  or  the  underwriter  for  the  Contracts.  Each  party  further  agrees  that  it  has not entered  into  any  agreement  with  or  on  behalf  of  the  Trust  pursuant  to  which  the  Trust  or any  affiliate   is   expected   to   direct   portfolio   transactions   or   remuneration   received  in

connection therewith to  any  party  to  compensate  that  party  for  promoting  or  selling  shares  of the Trust     The  Trust  has  implemented  policies  and   procedures  reasonably  designed  to ensure compliance  with  Rule  12b-l(h)  under  the  1940 Act.

5.6.       The Company   agrees  that  it  will  make  no  offers  or  sales  of  shares  of  the  Trust  in  any foreign jurisdiction,  except  with  the  express  written  consent  of  the  Distributor.

5.7.      The  Company  agrees  to  notify  the  Distributor  within  a  reasonable  time  of  any  claim  or complaint  or  any  enforcement   action  or  other  proceeding  with  respect  to  shares  of  the Trust offered  hereunder  against  the  Company  or  its  affiliates,  employees  or  agents.   The Company  agrees   to   cooperate   with   the   Distributor   in   resolving   any   such   customer complaint.   The  Company  further  agrees  to  cooperate  in  any  regulatory  examination   of the Distributor  to  the  extent  that  examination  involves  the  Agreement  or  the  Company's sales of  shares  of  the  Trust.

ARTICLE VI.

Freguent or  Disruptive  Trading in  Shares

6.1.       The Trost  has  adopted  written  policies  and  procedures  reasonably  designed  to  detect  and prevent frequent  and/or  disruptive  trading  in  shares  of  the  Trust.   The  Company  agrees  to cooperate with  the  Distributor  to  effect  the  Trust's  policies  and  procedures  as  follows:

6.2.       The Company  agrees,  upon  written  request,  to  provide  the  following  information  to  the

Distributor, or  its  designee:

(i)          the taxpayer  identification  number  (''TIN")  of  all  Contract  holders  that purchased, redeemed,  transferred  or  exchanged  shares  of  the  Trost  through an account  maintained  by  the  Company  during  the  period  covered  by  the request;

(ii)         the amount,  date,  name  or  other  identifier  of  any  investment  professional associated with  the  Contract  holder  account  of  such  Contract  holder purchases, redemptions,  transfers  and  exchanges;

(iii)        the transaction  type  of  every  purchase,  redemption,  transfer  or  exchange  of shares of  the  Trost  held  through  the  Company  during  the  period  covered by the  request  (however,  unless  otherwise  specifically  requested  by  the Distributor, the  Company  shall  only  be  required  to  provide  information relating to  Contract  holder-initiated  transactions;  and

(iv)        any other  data  mutually  agreed  upon  in  writing.

6.3.       Requests to  provide  information  shall  set  forth  the  specific  period  for  which  transaction information is  sought.   However,  unless  otherwise  agreed  to  by  the  Company,  any  such request shall  not  cover  a  period  of  more  than  ninety  (90)  consecutive  business  days  and the Company  shall  not  be  required  to  provide  such  Contract  holder  information  more frequently than  daily.

The Company  agrees  to  transmit  the  requested  information  described  in  Section  6.2 above, to  the  extent  such  information  is  contained  in  the  Company's  books  and records, to the  Distributor  or  its  designee  promptly,  but  in  any  event  not  later  than  ten  (10) business days,  after  receipt  of  the  request.  If  the  requested  information  is  not  contained in the Company's books  and records, the  Company  agrees  to  use  reasonable  efforts  to promptly obtain  and  transmit  the  requested  information.

The requests  in  Section  6.2  shall  be  made  no  more  frequently  than  quarterly  except  as  the Trust deems  necessary  to  investigate  compliance  with  policies  established  by  the  Trust for the  purpose  of  eliminating  or  reducing  any  dilution  of  the  value  of  the  shares  issued by the  Trust.

6.4.       To the  extent  reasonably  practicable,  the  format  for  any transaction information  provided to the  Distributor  by  the  Company  should  be consistent with  the  NSCC  Standardized

Data Reporting  Format.   The  Company  shall  inform  the  Distributor  as  soon  as practicable if the  format  of  the  transaction  information  changes.

6.5.       The Distributor  and  the  Trust  specifically  agree  not  to  use  the  information  received  under Section 6.2  for  marketing  or  any  other  similar  purpose  and  will  only  use  the  information as necessary  to  comply  with  the  provisions  of  Rule  22c-2  or  to  fulfill  other  regulatory  or legal requirements  subject  to  the  privacy  provisions  of  Title  V  of  the  Gramm-Leach Bliley Act  (Public  Law  106-102)  and  comparable  state  laws.

6.6.       The Company  agrees  to  take  reasonable  steps  to  execute  written  instructions  from  the Distributor to  restrict  or  prohibit  further  purchases  or  exchanges  of  shares  of  the  Trust  by a Contract  holder  who  has  been  identified  by  the  Distributor  as  having  engaged  in transactions of  the  Trust's   shares  (directly  or  indirectly  through  the  Company's  account) that violate  policies  established  by  the  Trust  for  the  purpose  of  eliminating  or  reducing

any dilution  of  the  value  of  the  outstanding  shares  of  the  Trust.   Unless  otherwise  directed by the  Distributor,  any  such  restrictions  or  prohibitions  shall  only  apply  to  Contract

holder-initiated transactions.   Instructions  must  include  the  following:

•          the TIN;  and

•          the specific  restriction(s)  to  be  executed,  including  the  length  of  time  such restriction shall  remain  in  place.

The Company  agrees  to  use  reasonable  efforts  to  execute  instructions  as  soon  as reasonably practicable,  but  not  later  than  five  (5)  business  days  after  receipt  of  the instructions.  The  Company  shall  provide  written  confirmation  to  the  Distributor  as  soon as reasonably  practicable  that  instructions  have  been  executed.

ARTICLE VII. Indemnification

7.1.     Indemnification  By  the  Company.  The  Company  agrees  to  indemnify  and  hold  harmless the Distributor,  the  Trust  and  each  of  its  Trustees,  officers,  employees  and  agents  and each person,  if  any,  who  controls  the  Trust  within  the  meaning  of  Section  15  of  the  1933

Act (collectively, the  "Indemnified  Parties"  for  purposes  of  this  Section  7.1)  against  any and all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in  settlement  with  the written consent  of  the  Company,  which  consent  shall  not  be  unreasonably  withheld)  or expenses (including  the  reasonable  costs  of  investigating  or  defending  any  alleged  loss, claim,  damage,  liability   or   expense   and   reasonable  legal   counsel  fees   incurred   in

connection therewith)  (collectively,  "Losses"),  to  which  the  Indemnified  Parties  may become subject  under  any  statute  or  regulation,  or  at  common  law  or  otherwise,  insofar  as such Losses  are  related  to  the  sale  or  acquisition  of the Contracts  or  Trust  shares  and:

(a)       arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged  untrue statements of  any  material  fact  contained  in  a  registration  statement  or  prospectus for the Contracts or in the  Contracts  themselves  or  in  sales  literature  generated  or approved by  the  Company  on  behalf  of  the  Contracts  or  Accounts (or any amendment or  supplement   to  any  of  the foregoing)  (collectively,  "Company Documents" for  the  purposes  of  this  Article  Vll),  or  arise  out  of  or  are  based  upon the omission  or  the  alleged  omission  to  state  therein  a  material  fact  required  to  be stated therein  or  necessary  to  make the statements  therein  not  misleading, provided that  this  indemnity  shall  not  apply  as  to  any  Indemnified  Party  if  such statement or  omission  or  such  alleged  statement  or  omission  was  made  in  reliance upon and  was  accurately  derived from written  information  furnished  to  the Company by  or  on  behalf  of  the  Trust  for  use  in  Company Documents or otherwise for  use  in  connection  with  the  sale  of  the  Contracts  or  Trust  shares;  or

(b)       arise   out   of   or   result  from   statements  or   representations  (other   than statements or   representations  contained  in   and  accurately  derived  from   Trust Documents as  defmed  in  Section  7.2(a))  or  wrongful  conduct  of  the  Company  or persons under  its  control,  with  respect  to  the  sale  or  acquisition  of the Contracts  or Portfolio shares;  or

(c)       arise  out  of  or  result  from  any  untrue  statement  or  alleged  untrue  statement of a  material  fact  contained  in  Trust  Documents  as  defined  in  Section  7.2(a)  or  the omission or alleged  omission  to  state  therein  a  material  fact  required  to  be  stated therein or   necessary  to   make  the  statements  therein  not   misleading  if  such statement or  omission  was  made  in  reliance  upon  and  accurately  derived  from written information  furnished  to  the  Trust  by  or  on  behalf  of  the  Company;  or

(d)       arise  out  of  or  result  from  any  failure  by  the  Company  to  provide  the services or  furnish  the  materials  required  under  the  terms  of  this  Agreement;  or

(e)       arise  out  of or result  from  any  material  breach  of  any  representation  and/or warranty made  by  the  Company  in  this  Agreement  or  arise  out  of  or  result  from any other  material  breach  of  this  Agreement  by  the  Company;  or

(f)        arise  out  of  or  result  from  the  provision  by  the  Company  to  the  Trust  of insufficient or  incorrect  information  regarding  the  purchase  or  sale  of  shares  of any Portfolio, or the  failure  of  the  Company  to  provide  such  information  on  a timely basis.

7.2.      Indemnification by   the  Distributor.    The  Distributor  agrees  to  indemnify  and   hold harmless the  Company  and  each  of  its  directors,  officers,  employees,  and  agents  and  each person, if  any,  who controls the  Company  within  the  meaning  of  Section  15  of  the  1933

Act (collectively,  the  "Indemnified  Parties"  for  the  purposes  of  this  Section  7.2)  against any and  all  losses.  claims.  damages.  liabilities  (including  amounts  paid  in  settlement  with the written  consent  of  the  Distributor,  which  consent  shall  not  be  unreasonably  withheld) or expenses  (including  the  reasonable  costs  of  investigating  or  defending  any  alleged loss, claim,  damage,  liability  or  expense  and  reasonable  legal  counsel  fees  incurred  in connection therewith)  (collectively,  "Losses"),  to  which  the  Indemnified  Parties  may become subject  under  any  statute  or  regulation.or  at  common  law  or  otherwise,  insofar  as such Losses  are  related  to  the  sale  or  acquisition  of the Contracts  or  Trust  shares  and:

(a)       arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged  untrue statements of  any  material  fact  contained  in  the  registration statement or prospectus for  the  Trust  (or  any  amendment  or  supplement  thereto)  (collectively,

"Trust Documents" for the purposes of this Article vm, or arise out of or are based upon  the  omission  or  the  alleged  omission  to  state  therein  a  material fact required to  be  stated  therein  or  necessary  to  make  the  statements  therein  not misleading, provided that  this  indemnity  shall  not  apply  as  to  any  Indemnified Party if  such  statement  or  omission  or  such  alleged  statement  or  omission  was made in  reliance  upon  and  was  accurately derived from  written  information furnished to  the  Distributor  or  the  Trust  by  or  on  behalf  of  the  Company  for  use  in

Trust Documents  or otherwise for  use  in  connection  with  the  sale  of  the  Contracts or Trust  shares;  or

(b)      arise  out  of  or  result  from  statements  or  representations (other than statements or  representations  contained  in  and  accurately  derived  from  Company Documents) or  wrongful  conduct  of  the  Distributor  or  persons  under  its  control, with respect  to the sale  or  acquisition  of  the  Contracts  or  Portfolio  shares;  or

(c)       arise  out  of  or  result  from  any  untrue  statement  or  alleged  untrue  statement of a  material  fact  contained  in  Company  Documents  or  the  omission  or  alleged omission to  state  therein  a  material  fact  required  to  be  stated  therein  or  necessary to make  the  statements therein not  misleading  if  such  statement  or  omission  was made in  reliance  upon and accurately  derived  from  written  information  furnished to the  Company  by  or on behalf  of  the  Trust;  or

(d)       arise  out  of  or  result  from  any  failure  by  the  Distributor  or  the  Trust  to provide the  services  or  furnish  the  materials  required  under  the  terms  of  this Agreement (including  a  failure  of  the  Trust,  whether  unintentional or in  good  faith or otherwise,  to  comply  with  the  diversification and other  qualification requirements specified  in  Sections  3.6  and  3.7 of this  Agreement);  or

(e)       arise  out of or  result  from  any  material  breach  of  any  representation  and/or warranty made  by  the  Distributor  or  the  Trust  in  this  Agreement  or arise out  of  or result from  any  other  material  breach  of  this  Agreement  by  the  Distributor  or  the Trust; or

(f)        arise  out  of  or  result  from  the  materially  incorrect  or  untimely  calculation or reporting  of  the  daily  net  asset  value  per  share  or  dividend  or  capital  gain distribution rate.

7.3.        Indemnification  by  the  Trust.     The  Trust  agrees  to  indemnify  and  hold  harmless  the Company and  each  of  its  directors,  officers,  employees,  and  agents and each  person, if any, who controls  the  Company  within  the  meaning  of  Section  15  of  the  1933  Act (collectively, the  "Indemnified  Parties"  for  the  purposes  of  this  Section  7.2)  against  any and all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in  settlement  with the written consent  of  the  Trost,  which  consent  shall   not  be  unreasonably  withheld)  or expenses (including  the  reasonable  costs  of  investigating  or  defending  any  alleged  loss, claim. damage, liability  or  expense  and  reasonable  legal  counsel  fees  incurred  in connection therewith)  (collectively,  "Losses"},  to  which  the  Indemnified  Parties  may become subject  under  any  statute  or  regulation,  or  at  common  law  or otherwise, insofar  as such Losses  are  related  to  the  sale  or  acquisition  of  the  Contracts  or  Trust  shares  and:

(a)       arise  out  of  or  are  based  upon  any  untrue  statements  or  alleged  untrue statements of  any  material  fact  contained  in  the  registration statement or prospectus for  the  Trust  (or  any  amendment  or  supplement  thereto)  (collectively,

"Trust Documents" for the purposes of this Article vm, or arise out of or are based upon  the  omission  or  the  alleged  omission  to  state  therein  a  material  fact required to  be  stated  therein  or  necessary  to  make  the  statements  therein  not misleading, provided  that  this  indemnity  shall  not  apply  as  to  any  Indemnified Party if  such  statement  or  omission  or  such  alleged  statement  or  omission  was made in  reliance  upon  and  was  accurately derived from  written  information furnished to  the  Distributor  or  the  Trust  by  or  on  behalf  of  the  Company  for  use  in Trust Documents  or  otherwise  for  use  in  connection  with  the  sale  of  the  Contracts or Trust  shares;  or

(b)       arise  out  of  or  result  from  statements  or  representations (other than statements or  representations  contained  in  and  accurately  derived  from  Company Documents) or  wrongful  conduct  of  the  Trust  or  persons  under  its  control,  with respect to  the  sale  or acquisition of  the  Contracts  or  Portfolio  shares;  or

(c)       arise  out  of  or  result  from  any  untrue  statement  or  alleged  untrue  statement of a  material  fact  contained  in  Company  Documents  or  the  omission  or  alleged omission to  state  therein  a  material  fact  required  to  be  stated  therein  or  necessary to make  the  statements  therein  not  misleading  if  such  statement  or  omission  was made in  reliance  upon  and  accurately  derived  from  written  information  furnished to the  Company  by  or  on behalf of  the  Trust;  or

(d)       arise  out  of  or  result  from  any  failure  by  the  Trust  to  provide  the  services or furnish  the  materials required under  the  terms  of  this  Agreement  (including  a failure of  the  Trust,  whether  unintentional  or  in  good  faith  or  otherwise,  to  comply with the  diversification  and  other  qualification  requirements  specified  in  Sections

3.6 and 3.7  of  this  Agreement);  or

(e)       arise  out of or  result  from  any  material  breach  of  any  representation  and/or warranty made  by  the  Trust  in  this  Agreement  or  arise  out  of  or  result  from  any other material  breach  of  this  Agreement  by  the  Trust;  or

(f)        arise  out  of  or  result  from  the  materially  incorrect  or  untimely  calculation or reporting  of  the  daily  net  asset  value  per  share  or  dividend  or  capital  gain distribution rate.

7.4.      None  of   the   Company,   the   Trust   or   the   Distributor   shall   be   liable   under   the indemnification provisions  of  Sections  7.1,  7.2,  or  7.3, as applicable,  with  respect to any Losses incurred  or  assessed  against  an  Indemnified Party that  arise  from  such Indemnified Party's  willful  misfeasance,  bad  faith  or  gross  negligence  in  the  performance of such  Indemnified  Party's  duties  or  by  reason  of  such  Indemnified  Party's  reckless disregard of  obligations  or  duties  under  this  Agreement.

7.5.      None  of   the   Company,   the   Trust   or   the   Distributor   shall   be   liable   under   the indemnification provisions  of  Sections  7.1,  7.2,  or  7.3,  as  applicable,  with  respect  to any claim   made  against  an  Indemnified party  unless  such  Indemnified  Party  shall   have notified the  other  party  in  writing  within  a  reasonable  time  after  the  summons,  or  other first written  notification,  giving  information  of  the  nature  of  the  claim  that  has  been served upon  or  otherwise  received  by  such  Indemnified  Party (or after  such  Indemnified Party shall  have  received  notice  of  service  upon  or  other  notification to any  designated agent), but  failure  to  notify  the party against  whom  indemnification  is  sought  of any such claim  shall  not  relieve  that  party  from  any  liability  which  it  may  have  to  the  Indemnified Party in  the  absence  of  Sections  7.1,  7.2,  or  7.3.

7.6.       In case  any  such  action  is  brought  against  an  Indemnified  Party,  the  indemnifying  party shall be  entitled  to  participate,  at  its  own  expense,  in  the  defense  of  such  action.   The indemnifying party  also  shall  be  entitled  to  assume  the  defense  thereof,  with  counsel reasonably satisfactory to  the  party  named  in  the  action.    After  notice  from  the indemnifying party to  the  Indemnified  Party  of  an  election  to  assume  such  defense,  the Indemnified Party  shall  bear  the  fees  and  expenses  of  any  additional  counsel  retained  by it, and  the  indemnifying  party  will  not  be  liable  to  the  Indemnified  Party  under  this

Agreement for any  legal  or  other  expenses  subsequently  incurred  by  such  party independently in  connection  with  the  defense  thereof  other  than  reasonable  costs  of investigation.

ARTICLE VID. Termination

8.1.      This Agreement  shall  terminate:

(a)       at  the  option  of  any  party  upon  60  days'  advance  written  notice  to  the other parties,  unless  a  shorter  time  is  agreed  to  by  the  parties;

(b)        at  the  option  of  the  Trust  or  the  Distributor  if  the  Contracts  issued  by  the Company cease  to  qualify  as  annuity  contracts  or  life  insurance  contracts,  as applicable, under  the  Code  or  if  the  Contracts  are not registered, issued  or  sold in accordance with  applicable  state  and/or  federal  law;  or

(c)       at  the  option  of  any  party  upon  a  determination  by  a  majority  of  the disinterested Trustees of  the  Trust  that  a  material  irreconcilable  conflict  exists;  or

(d)       at   the  option  of   the  Company  upon  institution  of  formal  proceedings against the  Trust  or  the  Distributor  by  FINRA,  the  Commission,  or  any  state securities or  insurance  department  or  any  other  regulatory  body  regarding  the Trust's or  the  Distributor's  duties  under  this  Agreement  or  related  to  the  sale  of Trust shares  or  the  operation  of  the  Trust;  or

(e)       at  the  option  of  the Company if  the  Trust  or  a  Portfolio  fails  to  meet  the diversification requirements  specified  in  Section  3.6  hereof;  or

(f)        at  the  option  of  the  Company  if  shares  of  the  Series  are  not  reasonably available to  meet  the  requirements of the  Variable  Contracts  issued  by  the Company, as determined  by  the  Company,  and  upon  prompt  notice  by  the Company to  the  other  parties;  or

(g)       at  the  option  of  the  Company in the  event  any  of  the  shares  of  the  Portfolio are not  registered,  issued  or  sold  in  accordance  with  applicable  state  and/or federal law,  or  such   law  precludes  the  use  of  such  shares  as  the  underlying investment media  of  the  Variable Contracts issued  or  to  be  issued  by  the Company; or

(h)       at   the   option   of   the  Company,  if   the   Portfolio  fails  to  qualify  as   a

Regulated Investment  Company  under  Subchapter  M  of the Code;  or

(i)        at  the  option  of  the  Distributor  if  it  shall  determine in its  sole  judgment exercised in  good  faith,  that  the  Company  and/or  its  affiliated  companies  has suffered a  material  adverse  change  in  its  business,  operations,  financial  condition or prospects  since  the  date  of  this  Agreement  or  is  the  subject  of  material  adverse publicity.

8.2.      Notwithstanding any  termination  of  this  Agreement,  the  Trust  and  the  Distributor  shall,  at the option  of  the Company, continue  to  make  available  additional  shares  of  the  Trust pursuant to  the  terms  and  conditions  of  this  Agreement,  for  all  Contracts  in  effect  on  the effective date  of  termination  of  this Agreement (hereinafter  referred  to  as  "Existing Contracts,), unless  the  Distributor  requests  that  the  Company  seek  an  order  pursuant  to Section 26(c)  of  the  1940  Act  to  permit  the  substitution  of  other  securities  for  the  shares of the  Designated  Portfolios.  The  Distributor  agrees  to  split  the  cost  of  seeking  such  an order, and  the  Company  agrees  that  it  shall  reasonably  cooperate  with  the  Distributor  and seek such  an  order  upon  request.   Specifically,  the  owners  of  the  Existing  Contracts  may be permitted   to  reallocate   investments   in   the  Trust,   redeem   investments   in   the  Trust and/or invest  in  the Trust upon  the  making  of  additional  purchase  payments  under  the Existing Contracts   (subject  to  any  such  election  by  the  Distributor).    The  parties  agree that this  Section  10.2  shall  not  apply  to  any  terminations  under  Article  IV  and  the  effect of such  Article  IV  terminations  shall  be  governed  by  Article  IV  of  this  Agreement.

8.3.      The  provisions   of   Article   VII   and   Section   5.3   shall   survive   the  termination  of   this Agreement, and  the  provisions  of  Article  IV  and  Section  2.9  shall  survive  the  termination of this  Agreement  as  long  as  shares  of  the  Trust  are  held  on  behalf  of  Contract  owners  in accordance with  Section  8.2.

ARTICLE IX.

Notices

Any notice  shall  be  sufficiently   given  when  sent  by  registered  or  certified  mail  to  the other party  at  the  address  of  such  party  set forth below  or  at  such  other  address  as  such  party  may from time  to  time  specify  in  writing  to  the  other  party.

If to  the  Trust:

The Alger  Portfolios

360 Park  Avenue  South

New York,  NY  10010

Attn: General  Counsel

If to  the  Distributor:

Fred Alger  &  Company,  Incorporated

360 Park  Avenue  South

New York,  NY  10010

Attn: General  Counsel

If to  the  Company: Midland National  Life

4546 Corporate  Dr.

Suite IOO

West Des  Moines,  lA  50266

Attn: Bill  Lowe

ARTICLE X.

Miscellaneous

IO.l.   The  captions  in  this  Agreement  are  included  for  convenience  of  reference  only  and  in  no way define  or  delineate  any  of  the  provisions  hereof  or  otherwise  affect  their  construction or effect.

I 0.2.   This  Agreement   may  be   executed   in   two  or   more  counterparts,   each   of   which  taken together shall  constitute  one  and  the  same  instrument.

10.3.  If  any  provision  of  this  Agreement  shall  be  held  or  made  invalid  by  a  court  decision, statute, rule  or  otherwise,  the  remainder  of  the  Agreement  shall  not  be  affected  thereby.

10.4.  This  Agreement  shall  be  construed  and  the  provisions  hereof  interpreted  under and in accordance  with  the   laws   of   the  State   of   New   York.    It  shall   also  be  subject  to the provisions of  the  federal  securities  laws  and  the  rules  and  regulations  thereunder  and  to any orders  of  the  Commission  granting  exemptive  relief  therefrom  and  the  conditions  of such orders.   Copies  of  any  such  orders  shall  be  promptly  forwarded  by  the  Trust  to  the Company.

10.5.  All  liabilities  of  the  Trust  arising,  directly  or  indirectly,  under  this  Agreement,  of  any  and every nature  whatsoever,  shall  be  satisfied  solely  out  of  the  assets  of  the  Trust  and   no Trustee, officer, agent  or  holder  of shares of  beneficial  interest  of  the Trust shall  be personally liable  for  any  such  liabilities.

10.6.  Each   party   shall   cooperate   with   each   other   party   and   all   appropriate   governmental authorities (including  without  limitation  the Commission, FINRA  and  state  insurance regulators) and  shall  permit  such  authorities  reasonable  access  to its  books  and  records  in connection   with    any    investigation    or    inquiry    relating    to   this   Agreement   or    the transactions contemplated  hereby.

10.7.  The  rights,  remedies  and  obligations  contained  in  this  Agreement  are  cumulative  and  are in addition to  any and all  rights,  remedies  and  obligations,  at law or  in  equity,  which  the parties hereto  are  entitled  to  under  state  and  federal  laws.

I 0.8.    This  Agreement  shall  not  be  exclusive  in  any  respect.

10.9.   Neither  this  Agreement  nor  any  rights  or  obligations  hereunder  may  be  assigned  by  either party without  the  prior  written  approval  of  the  other  party.

10.10.  No  provisions  of  this  Agreement  may  be  amended  or  modified in  any  manner  except  by  a written agreement  properly  authorized  and  executed  by  both  parties.

IN WITNESS  WHEREOF,  the  parties  have  caused  their  duly  authorized  officers  to execute this  Participation  Agreement  as  of the date  and  year  first  above  written.

Fred Alger  &  Company,  Incorporated

                                                            By: /s/Lisa Moss

Name: Lisa Moss

Title:  Senior Vice President

The Alger  Portfolios

By: /s/ Lisa Moss

Name: Lisa Moss

Title: Assistant Secretary

Midland National Life Insurance Company

By: /s/ William Lowe

Name: Bill  Lowe

Title: President

SCHEDULE A

The Alger  Portfolios:

Alger Capital  Appreciation  Portfolio  Class  1-2  and  Class  S Alger Large  Cap  Growth  Portfolio  Class  1-2  and  Class  S Alger Mid  Cap  Growth  Portfolio  Class  1-2  and  Class  S Alger Small  Cap  Growth  Portfolio  Class  1-2 and Class  S Alger Balanced  Portfolio  Class  1-2

Alger Growth  &  Income  Portfolio  Class  1-2

Alger SMid  Cap  Growth  Portfolio  Class  1-2

The Accounts:

Midland National  Life  Insurance  Company  Separate  Account  c.  dated  03/19/91

SCHEDULE B

Compensation for  Promotion,  Marketing,  and  Administrative  Services:

In compensation  for  services  rendered  to  shareholders  of  Class  S  Shares  of  the  Portfolios,  the Distributor  will pay the  Company  a  Services  Fee  in  the  amount  of  0.25%  of  the  average  daily  net assets of  the  Portfolios  held  by  the  Company's  separate  accounts.  This  fee  is  intended  to compensate the  Company  for  providing  certain  services  for  the  Portfolios,  including  promotion, marketing, administration,  and/or  retention  of  assets  retained  in  the  Portfolios.  The  services  the Company provides  include,  but  are  not  limited  to,  the  services  listed  below.

(1)  providing  sub-accounting  services  with respect to  Shares  beneficially  owned  by clients, including maintaining  records  of  dates  and  prices  for  all  share  transactions;

(2) assisting  in  aggregating  and  processing  purchases,  exchange  and  redemption  transactions; (3) transmitting  and  receiving  funds  in  connection  with  clients'  orders  to  purchase,  exchange  or redeem Shares;

(4) verifying  and  guaranteeing  client  signatures  in  connection  with  redemption  orders,  transfers among and  changes  in  client  accounts;

(5) providing  periodic  statements  showing  a  client's  account  balances  and,  to  the  extent practicable, integration  of  such  information  with  information  concerning  other  client  transactions otherwise effected  with  or  through  Company;

(6) furnishing  on  behalf  of  Distributor  (either  separately  or  on  an  integrated  basis  with  other reports sent  to  a client by  Company)  periodic  statements  and  confirmations  of  all  purchases, exchanges and  redemptions  of  Shares  in  a  client's  account  required  by  applicable  federal  or  state law.all  such  confirmations  and  statements  to  conform  to  Rule  1Ob-10  under  the  Securities Exchange Act  of  1934  or  any  other  rules  pertaining  to  the  provision  of  confirmations  to  investors of open-end  investment  companies  that  may  be  promulgated  from  time  to  time  and  other applicable federal  or  state  law;

(7) preparing  and  delivering  on  behalf  of  Distributor  (either  separately  or  on  an  integrated  basis with other  reports  sent  to  a  client  by  Company)  to  client  and  to  appropriate  regulatory  authorities required tax  information  relating  to  the  accounts;

(8) transmitting  proxy  statements,  annual  reports,   prospectuses  and  other  communications  from the Funds  to  clients  as  required;

(9) receiving,  tabulating  and  transmitting  to  the Distributor proxies  executed  by  clients  with respect to annual  and  special  meetings  of  shareholders  of  the  Portfolios;

(10) providing  reports  (at  least  monthly,  but  more  frequently  if  so  requested  by  the  Distributor) containing state-by-state  listings  of  the  principal  residences  of  the  beneficial  owners  of  the Shares;

(11) disbursing  Portfolio  dividends  and  distributions  to clients or  providing  for  their  reinvestment into Fund  shares;

(12)  assisting  Distributor  in  identifying  market  timers  and in enforcing  the  Portfolios'  market timing policies  as  described  in  the  Portfolios'  Prospectus;

(13) as  applicable,  perform  any  and  all  duties,  procedures  and responsibilities established  by  the

NSCC applicable  to  the  Fund/SERV  system  and  Networking  arrangements;

(14) sponsoring  meetings  to  train and educate  wholesalers  and  selling  agents  about  the  Contracts, including the  Portfolios;

(15) facilitating  meetings  and  communications  regarding  the  Portfolios  with  the  Company's operational support  personnel;

(16) providing  opportunities  to  participate  in  conferences,  meetings,  and  due  diligence  trips  as agreed by  the  parties;

(17) facilitating  meetings,  access,  and  communications  regarding  the  Portfolios  with  the

Company's sales  representatives,  branches,  and  regional  managers;

(18) providing  access  to  the  Company's  sales  platform,  network, or program; (19) providing  access  to  home office and  product  personnel;  and

(20) providing  or  arranging  for  the  provision  of  such  other  related  services  as  the  Distributor  or  a client may  reasonably  request.

The minimum  quarterly  Services  Fee  payable  by  the Distributor is  $25.  If  fees  due  to  the Company during  a  quarter  total  are  less  than  the  $25  minimum  payment,  the  Company  will  not be paid  for  providing  services  for  that  quarter.

If the  Company  is  compensated  at a lower  rate  than  the  compensation  stated  herein,  but  fails  to alert the  Distributor  within  twelve  months  of  a  lower  payment,  the  Distributor  will  not  adjust  the Company's compensation  retroactively.

The fee  will  be  calculated  by  the  Distributor  as an annualized  percentage  of  the  average aggregate amount  invested  in  the  Portfolios  for  the  applicable  calendar  quarter.  The  average aggregate amount  will  be  computed  by  totaling  the  aggregate  investment  (net  asset  value multiplied by  total  number  of  Portfolio  shares  held  in  the  Company's  separate  accounts)  on  each calendar day  during  the  calendar  quarter  and  dividing  by  the  total  number  of  calendar  days during the  calendar  quarter.  If  requested  by  the  Company,  any  payment  will  be  accompanied  by a statement  showing  the  calculation  of  the  amount  being  paid  for  the  relevant  quarter  and  such other supporting  data  as  may  be  reasonably  requested  by  the  Company.

The fee  will  be  paid  to  the  Company  by  federal  funds  wire  as  soon  as  practicable,  but  no later  than  60  days  after  the  end  of  the  calendar  quarter,  to:

Bank: Wells  Fargo  Bank   NA  A

Account  Name:Midland  National  Life  Insurance  Company

AccountNumber:XXXXXXX

Attention:Theresa  Kuiper

Notification  of  wire  transfers  wlll  be  provided  by  e-mail  or  fax  to:

[Separate Account  Accounting]

E-mail: tkuiper@sfgmembers.com

Fax:  605-373-2718

or to  such  other   person,  address,  facsimile   numbers,  or  accounts  as  the  Company  may subsequently direct  in  writing.

Upon  termination   of   the  Agreement   before   the  end  of  any  calendar   quarter,  the  fee   will  be prorated  according   to   the   proportion   which   the  period   bears   to   the  full  quarter   and   will  be payable upon  the  date  of  termination.

24(b)(8)(w)	Participation Agreement between Midland National Life Insurance Company and Calvert Asset Management Company, Inc.

FUND PARTICIPATION  AGREEMENT

This Agreement  is  entered  into  as  of the 27th  day  of  December,  2011  between  MIDLAND NATIONAL LIFE  INSURANCE  COMPANY,  on  behalf  of  one  or  more  separate  accounts,  a life insurance  company  organized  under  the  laws  of  the  State  of  Iowa,  ("Insurance  Company"), and  CALVERT  VARIABLE  SERIES,  INC.,  a  Maryland  corporation,  ("CVS"),  CALVERT VARIABLE PRODUCTS,  INC.),  a  Maryland  corporation  ("CVP"),  and  CALVERT INVESTMENT DISTRIBUTORS,  INC.,  a  Delaware  corporation,  ("CID").

Article I

DEFINITIONS

1.1.        "1933  Act"  shall  mean  the  Securities  Act  of  1933,  as  amended.

1.2.        "1934  Act"  shall  mean  the  Securities  Exchange  Act  of  1934,  as  amended.

'

1.3.        "1940  Act1   shall mean  the  Investment  Company  Act  of  1940,  as  amended.

1.4.                  "Board"  shall  mean  the  Board  of  Directors  of  the  Fund  having  the  responsibility  for management and  control  of  the  Fund.

1.5.                  "Business  Day"  shall  mean,  with  respect  to  any  Portfolio,  any  day  for  which  the  Fund calculates net  asset  value  per  share  of  such  Portfolio  as  described  in  the  Fund's Prospectus.

1.6.        "Commission"  shall  mean  the  Securities  and  Exchange  Commission.

I.7.          "Contract"  shall  mean  a  variable  annuity  or  variable  life  insurance  contract  issued  by Insurance Company  that  uses  one  or  more  Portfolios  of  the  Fund  as  an  underlying investment medium.  Individuals  who  participate  under  a  group  Contract  are "Participants".

1.8.       "Contractholder"  shall  mean  any  person  or  entity  that  is  a  party  to  a  Contract  with

Insurance Company.

1.9.        "Disinterested  Board  Members"  shall  mean  those  directors  of  the  Board  that  are  not deemed to  be  "interested  persons"  of  the  Fund,  as  defined  by  the  1940  Act.

1.10.       "Fund"  shall  mean,  (i)  with  respect  to  those  Portfolios  listed  in  Section  A  of  Schedule  A, CVS and  (ii)  with  respect  to  those  Portfolios  listed  in  Section  B  of  Schedule  A,  CVP.

1.11.      "Participating  Companies"  shall  mean  any  insurance  company  (including  Insurance Company), which  offers  variable  annuity  and/or  variable  life  insurance  contracts  to  the public ("Participating  Contracts")  and  which  has  entered  into  an  agreement  with  the  Fund for the  purpose  of  making  Portfolio  Shares  available  to  serve  as  the  underlying

investment medium  for  the  aforesaid  Participating  Contracts.   "Participating

Contractholder" shall  mean  any  person  or  entity  that  is  a  party  to  a  Participating  Contract.

1.12.    "Plans" shall  mean  qualified  pension  and  retirement  benefit  plans.

1.13.               "Portfolio" shall mean any  portfolio  of  a  Fund  listed on Schedule  A,  as  amended  from time to  time.

1.14.                                                                                                                               "Prospectus" shall  mean,  with  respect  to any Portfolio, the  current  Statutory  Prospectus, current Summary  Prospectus  and the statement  of  additional  information  applicable  to such Portfolio,  and  any  amendment  or  supplement  thereto,  as  most  recently  filed  with  the Commission.                                                                                    ·

1.15.                "Separate Account"  shall mean those  separate  accounts  listed  on Schedule B,  which have been  established  by  Insurance  Company  in accordance with the laws  of  the  State of Iowa.

1.16.      "Shares" shall mean, with respect to  any  Portfolio,  the  shares  issued  by  such  Portfolio.

1.17.      "Software Program"  shall  mean  the  software  program  used by the  Fund  or  its  agent(s)

for providing Fund  and  account  balance  information  including  net  asset  value  per  share.

1.18.      "Statutory Prospectus"  shall  have  the  same  meaning  as  set  forth  in Rule 498  of  the  1933

Act.

1.19.      "Summary  Prospectus"  shall  have  the  same  meaning  as  set  forth  in  Rule  498  of the

1933 Act.

1.20.    "Insurance  Company's  General  Account(s)"  shall  m  an  the  general  account(s)  of

Insurance Company  and  its  affiliates  that  invest  in  the  Fund  (if  any).

ARTICLE II REPRESENTATIONS

2.1         Insurance Company  represents  and  warrants  that  (a) it is  an  insurance  company  duly organized and  in  good  standing  under  applicable  law;  (b)  it  has  legally  and  validly established each  Separate  Account  pursuant  to  the  Iowa  Insurance  Code  for  the  purpose of offering  to  the  public  certain  individual  and/or  group  variable  annuity  contracts;  (c)  it has registered  each  Separate  Account  as  a  unit  investment  trust  under  the  1940  Act  to serve as  the  segregated  investment  account  for  the  Participating  Contracts;  (d)  each Separate Account  is  eligible  to  invest  in  shares  of  the  Fund  without  such investment disqualifying the  Fund  as  an  investment  medium  for  insurance  company  separate accounts supporting  variable  annuity  contracts  or  variable  life  insurance  contracts;  (e)

each Separate  Account  shall  comply  at  all  times with all  applicable  legal  requirements  for so long as  any  Contract  under  that  Separate  Account·is  outstanding.

2.2         Insurance Company  represents  and warrants that  (a)  the  Contracts  will  be  described  in  a registration statement  filed  under  the  1933  Act;  (b)  the  Contracts  will  be issued, sold  and distributed in  compliance  in  all  material  respects  with  all  applicable  federal  and  state laws, including,  without  limitation,  the  1933  Act, the 1934  Act  and  the  194'0  Act;  and  (c) the sale  of  the  Contracts  shall  comply  in  all  material  respects  with  state  insurance  law requirements.  In  particular,  Insurance  Company  represents  and  warrants  that  it  complies with the  requirements  of  Rule  498  under  the  1933  Act  in  connection  with  the  delivery  of Summary Prospectuses·for  Portfolio  Shares.

2.3                   Insurance Company  represents  and  warrants  that  the  income,  gains  and  losses,  whether  or not realized,  from  assets  allocated  to  each  Separate  Account  are,  in  accordance  with  the applicable Contracts,  to  be  credited  to  or  charged  against  such  Separate  Account  without regard to  other  income,  gains  or  losses  from  assets  allocated  to  any  other  accounts  of Insurance Company.  Insurance  Company  represents  and  warrants  that  the  assets  of  each Separate Account  are  and  will  be  kept  separate  from  Insurance  Company's  General Account (if  any)  and  any  other  separate  accounts  Insurance  Company  may  have,  and  will not be  charged  with  liabilities  from  any  other  business  that  Insurance  Company  may conduct or  the  liabilities  of  any  companies  affiliated  with  Insurance  Company.

2.4         Fund represents  and  warrants  that  the  Fund  is  registered  with  the  Commission  under  the

1940 Act  as  an  open-end  management  investment  company  and  possesses,  and  shall maintain, all  legal  and  regulatory  licenses,  approvals,  consents  and/or  exemptions required for  the  Fund  to  operate  and  offer  its  shares  as  an  underlying  investment  medium for Participating  Companies.   CVS  has  established  seven  portfolios  and  CVP  has established 9  portfolios  and  CVS  and  CVP  may  in  the  future  establish  other  portfolios.

2.5         The Fund  represents  and  warrants  that  (a)  the  Portfolio  Shares  will  be  described  in  a registration statement  filed  under  the  1933  Act;  and  (b)  the  Portfolio  Shares  will  be issued, sold  and  distributed  in  compliance  in  all  material  respects  with  all  applicable federal and  state  laws,  including,  without  limitation,  the  1933  Act,  the  1934  Act  and  the

1940 Act.   In  particular,  Fund  represents  and  warrants  that  it  complies  with  the requirements of  Rule  498  under  the  1933  Act  in  connection  with  the  offer  and  sale  of Portfolio Shares.

2.6         Fund represents  that  it  is  currently  qualified  as  a  Regulated  Investment  Company  under Subchapter M  of  the  Internal  Revenue  Code  of  1986,  as  amended  (the  "Code"),  and  that it will  utilize  best  efforts  to  maintain  such  qualification  (under  Subchapter  M  or  any successor or  similar  provision)  and  that  it  will  notify  Insurance  Company  immediately  in writing upon  having  a  reasonable  basis  for  believing  that  it  has  ceased  to  so  qualify  or that it  might  not  so  qualify  in  the  future.

2.7                   Insurance Company  represents  and  warrants  that  the  Contracts  are  currently,  and  at  the time of  issuance  will  be,  treated  as  life  insurance  policies  or  annuity  contracts,  whichever is appropriate,  under  applicable  provisions  of  the  Code,  and  that  it  will  utilize  best  efforts to maintain  such  treatment  and  that  it  will  notify  the  Fund  and  its  investment  adviser immediately in  writing  upon  having  a  reasonable  basis  for  believing  that  the  Contracts have ceased  to  be  so  treated  or  that  they  might  not  be so treated  in  the  future.   Insurance Company agrees  that  any  prospectus  offering  a  Contract  that  is  a  "modified  endowment contract," as  that  term  is  defined  in  Section  7702A  of  the  Code,  will  identify  such

Contract as  a  modified  endowment  contract  (or  policy).

2.8                   Fund represents  and  agrees  that  the  Fund's  assets  shall  be  managed  and  invested  in  a manner that  complies  with  the  requirements  of  Section  817(h)  of  the  Code.   Without limiting the  scope  of  the  foregoing,  the  Fund  shall  ensure  that  each  Portfolio  will  comply with Section  817(h)  of  the  Code  and  Treasury  Regulation  1.817-5  thereunder,  relating  to the diversification  requirements  for  variable  annuity,  endowment,  or  life  insurance contracts, and  any  amendments  or  modifications  to  such  Section  and  Regulation  or successors thereto.   The  Fund  shall  notify  the  Company  immediately  upon  having  a reasonable basis  for  believing  that  a  Portfolio  has  failed  to  so  comply  or  that  it  might  not comply in  the  future.   In  the  event  of  such  a  failure,  the  Fund  or  CID  shall  take  all necessary steps  to  cure  any  such  failure,  including,  if  necessary,  obtaining  a  waiver  or closing agreement  with  respect  to  such  failure  from  the  U.S.  Internal  Revenue  Service  at CID's expense.

2.9                   Fund represents  and  warrants  that,  for  as  long  as  Section  817(h)  of  the  Code  continues  to apply to  the  Fund,  Shares  of  each  Portfolio  will  not  be  sold  to  the  general  public  and  will be held  only  by  one  or  more  (i)  segregated  asset  accounts  of  one  or  more  Participating Companies or  (ii)  "permitted  investors"  as  defined  in  Treasury  Regulation  1.817-5(f)(3), as amended,  or  any  successor  Treasury  regulation.

2.10                  Fund represents  and  warrants  that  any  of  its  directors,  officers,  employees,  investment advisers, and  other  individual/entities   who  deal  with  the  money  and/or  securities  of  the Fund are  and  shall  continue  to  be  at  all  times  covered  by  a  blanket  fidelity  bond  or  similar coverage for  the  benefit  of  the  Fund  in  an  amount  not  less  than  that  required  by Rule

17g-1 under  the  1940  Act.   The  aforesaid  bond  shall  include  coverage  for  larceny  and embezzlement and  shall  be  issued  by  a  reputable  bonding  company.

2.11       Insurance Company  agrees  that  CID  (the  Fund's  principal  underwriter)  may  enforce  any and all  of  the  Fund's  rights  conferred  by  virtue  of  this  Agreement.

2.12       Each party  agrees  (i)  to  perform  any  and  all  duties,  functions,  procedures  and responsibilities assigned  to  it  by  National  Securities  Clearing  Corporation's  ("NSCC") rules, procedures  or  other  requirements  relating  to  its  Fund/SERV  system ("Fund/SERV") and  Networking  system  ("Networking"),  as  applicable,  in  a  competent manner; (ii)  to  maintain  facilities,  equipment  and  skilled  personnel  sufficient  to  perform the foregoing  activities;  (iii)  that  any  information  provided  to  another  party  through Fund/SERV or  Networking  will  be  accurate,  complete,  and  in  the  format  prescribed  by the NSCC;  and  (iv)  to  adopt,  implement  and  maintain  procedures  reasonably  designed  to ensure the  accuracy  of  all  transmissions  through  Fund/SERV  or  Networking  and  to  limit the access  to,  and  the  inputting  of  data  into,  Fund/SERV  or  Networking  to  persons specifically authorized  by  the  party:

ARTICLE  III PORTFOLIO SHARES

3.1        The Contracts  funded  through  the  Separate   Account   will  provide  for  the  investment  of certain  amounts  in  the  Portfolio  Shares.

3.2        Fund agrees  to  make  the  shares  of  each  Portfolio   available  for  purchase  at  such Portfolio's then  applicable  net  asset  value  per  share  by  Insurance  Company  and  the Separate Account  on.each   Business  Day pursuant   to  rules  of  the  Commission. Notwithstanding the  foregoing,  the  Fund  may,  in  its  sole  discretion,  (i)  refuse  to  sell  the shares of  any  Portfolio  to  any  person,  or  (ii)  suspend   or  terminate  the  offering   of  the shares of  any  Portfolio  if  such  action  is  (a)  required   by  law  or  by  regulatory  authorities having jurisdiction  over  it  or  (b)  determined  by  the  Board,  acting  in  good  faith  and  in light of  its  fiduciary  duties  under  federal  and  any  applicable  state  laws,  to  be  necessary and in  the  best  interests  of  the  shareholders  of  such  Portfolio.

3.3        Insurance Company   agrees  that,  for  as  long  as  Section   817(h)   of  the  Code  continues  to apply to  the  Fund,  Shares  of  each  Portfolio  may  be  held  by  one  or  more  (i)  segregated asset accounts  of  one  or  more  Participating  Companies  or  (ii)  "permitted  investors"  as defined  in  Treasury   Regulation  1.817-5(f)(3),  as  amended,  or  any  successor  Treasury regulation.

3.4        Fund shall  use  its  best  efforts  to  provide  closing   net  asset  value,  dividend and capital   gain information for  each  Portfolio  available  on  a  per-share   and  Portfolio  basis  to  Insurance Company by  7:00p.m.  Eastern   Time  on  each  Business  Day.   In  the  event  that  the  Fund  is unable to  make  the  7:00p.m.  deadline,   it  shall  provide  additional  time  for  the  Company to place  orders  for  the  purchase   or  redemption of Portfolio  Shares  equal  to  the  additional time that  the  Fund  takes  to  make  the  required   information  for  all  Portfolios  available  to the Company;  provided,  however,   that  all  orders  placed  by  the  Company  during  such additional time must  have  been  received   by  the  Company  prior  to  the  close  of  the  New York Stock  Exchange  (currently  4:00p.m.  Eastern   time).   Any  material   errors  in  the calculation of  net  asset  value,  dividend   and  capital  gain  information  shall  be  reported promptly  upon  discovery  to  Insurance   Company.  In  such  event,  the  Company  shall  be entitled  to  an  adjustment  to  the  number  of Portfolio   Shares  purchased  or  redeemed  to reflect the  correct   net  asset  value  per  Share  and  number  of Shares   representing  dividends and the  Fund  or  its  agent  shall  bear  the  cost  of  making   such  adjustments.  Non-material errors will  be  corrected  in  the  next  Business   Day's  net  asset  value  per  share  for  the Portfolio in  question.

3.5                   At the  end  of  each  Business  Day,  Insurance  Company   will  use  the  information described in Sections  3.2  and  3.4  to  calculate   the  Separate  Account   unit  values  for  the  day.   Using this unit  value,  Insurance  Company   will  process  the  day's  Separate  Account transactions received  by  it  by  the  close  of  trading  on  the  floor  of  the  New  York  Stock  Exchange (currently 4:00p.m.  Eastern   time)  to  determine  the  net  dollar  amount   of  Portfolio  Shares which will  be  purchased  or  redeemed  at  that  day's  closing  net  asset  value  per  share  for such Portfolio.  Trades  will  normally   settle  through  the  facilities  of  Fund/SERV.  If  a transaction initiated  through   Fund/SERV  fails  to  be  processed   through   Fund/SERV  then the net  purchase  or  redemption  orders  will  be  transmitted  to  the  Fund  by  Insurance Company  by  8:30  a.m.  Eastern   Time on  the  Business   Day  next  following  Insurance Company's receipt  of  that  information.

3.6         Fund appoints  Insurance  Company  as  its  agent  for  the  limited  purpose  of  accepting  orders for the  purchase  and  redemption  of  Portfolio  Shares.   Trades  will  normally  settle  through the facilities  ofFund/SERV.  If  a  transaction  initiated  through  Fund/SERV  fails  to  be processed through  Fund/SERV  then  the  Fund  will  execute  orders  for  any  Portfolio  at  the applicable net  asset  value  per  share  determined  as  of  the  close  of  trading  on  the  day  of receipt of  such  orders  by  Insurance  Company  acting  as  agent  ("effective  trade  date"), provided that  the  Fund  receives  written  notice  of  such  orders  by  8:30  a.m.  Eastern  Time on the  next  following  Business  Day  and,  if  such  orders  request  the  purchase  of  Portfolio Shares, the  conditions  specified  in  Section  3.8,  as  applicable,  are  satisfied.   A  redemption or purchase  request  for  any  Portfolio  that  does  not  satisfy  the  conditions  specified  above and in  Section  3.8,  as  applicable,  will  be  effected  at  the  net  asset  value  computed  for  such Portfolio on  the  Business  Day  as  of  which  such  conditions  have  been  satisfied.

3.7         Insurance Company  will  make  its  best  efforts  to  notify  Fund  in  writing  in  advance  of  any unusually large  purchase  or  redemption  orders.

3.8                   Trades will  normally  settle  through  the  facilities  ofFund/SERV.  If  a  transaction  initiated through Fund/SERV  fails  to  be  processed  through  Fund/SERV  and  Insurance  Company's order requests  the  purchase  of  Portfolio  Shares,  Insurance  Company  will  pay  for  such purchases by  wiring  Federal  Funds  to  Fund  or  its  designated  custody  account  on  the  day the order  is  transmitted.   Insurance  Company  shall  transmit  any  such  Fund  payment  in Federal Funds  by  the  close  of  the  Federal  Reserve  wire  system  on  the  Business  Day  the Fund receives  the  notice  of  the  order  pursuant  to  Section  3.6.   Fund  will  execute  such orders at  the  applicable  net  asset  value  per  share  determined  as  of  the  close  of  trading  on the effective  trade  date  if  Fund  receives  payment  in  Federal  Funds  by  the  close  of  the Federal Reserve  wire  system  on  the  Business  Day  the  Fund  receives  the  notice  of  the order pursuant  to  Section  3.6.   If  payment  in  Federal  Funds  for  any  purchase  is  not received on  such  Business  Day,  Insurance  Company  shall  promptly  upon  the  Fund's request, reimburse  the  Fund  for  any  charges,  costs,  fees,  interest  or  other  expenses incurred by  the  Fund  in  connection  with  any  advances  to,  or  borrowings  or  overdrafts  by, the Fund,  or  any  similar  expenses  incurred  by  the  Fund,  as  a  result  of  Portfolio transactions effected  by  the  Fund  based  upon  such  purchase  request.

3.9         Fund shall  ensure  that  Portfolio  Shares  are  registered  under  the  1933  Act  at  all  times.

3.10                  Trades will  normally  settle  through  the  facilities  of  Fund/SERV.   If  a  transaction  initiated through Fund/SERV  fails  to  be  processed  through  Fund/SERV  then  Fund  will  confirm each purchase  or  redemption  order  made  by  Insurance  Company.   Transfer  of  Portfolio Shares will  be  by  book  entry  only.   No  share  certificates  will  be  issued  to  Insurance Company or  Participating  Companies.   Insurance  Company  will  record  shares  ordered from Fund  in  an  appropriate  title  for  the  corresponding  account.

3.11       Trades will  normally  settle  through  the  facilities  of  Fund/SERV.   If  a  transaction  initiated through Fund/SERV  fails  to  be  processed  through  Fund/SERV  and  the  conditions  of Section 3.8  have  been  satisfied,  the  Fund  shall  credit  Insurance  Company  with  the appropriate number  of  shares  utilizing  the  net  asset  value  per  share  determined  in accordance with  Section  3.6.

3.12                 On each  ex-dividend  date  of  the  Fund  or,  if  not  a  Business  Day,  on  the  first  Business  Day thereafter, Fund  shall  communicate  to  Insurance  Company  the  amount  of  dividend  and capital gain,  if  any,  per  share  of  each  Portfolio.   All  dividends  and  capital  gains  of  any Portfolio will  normally  settle  through  the  facilities  ofFund/SERV  system.   If  any dividend or  capital  gains  transaction  initiated  through  Fund/SERV  fails  to  be  processed through Fund/SERV  then  (i)  the  Fund  shall  automatically   reinvest  such  amounts  in additional shares  of  the  relevant  Portfolio  at  the  applicable  net  asset  value  per  share  of such Portfolio  on  the  payable  date  and  (ii)  Fund  shall,  on  the  day  after  the  payable  date or, if  not  a  Business  Day,  on  the  first  Business  Day  thereafter,  notify  Insurance  Company of the  number  of  shares  so  issued.

ARTICLE IV STATEMENTS AND  REPORTS

4.1         Fund or  its  agent  shall  provide  monthly  statements  of  account  as  of  the  end  of  each  month for all  oflnsurance  Company's  accounts  by  the  fifteenth  (15th)  Business  Day  of  the following month.

4.2         Fund or  its  agent  shall  distribute  to  Insurance  Company  copies  of  the  Fund's  Prospectus, proxy materials,  notices,  periodic  reports  and  other  printed  materials  (which  the  Fund customarily provides  to  its  shareholders)  in  such  quantities  as  Insurance  Company  may reasonably request  for  distribution  to  each  Contractholder  and  Participant.  Insurance Company has  requested,  and  Fund  shall  provide,  in  lieu  of  printed  documents,  camera ready copy  or  diskette  of  prospectuses,  annual  and  semi-annual  reports  for  Insurance Company to  print  or  post  on  its  secured  website.   Fund  shall  provide  all  such  materials  to Insurance Company  in  a  timely  manner  so  as  to  enable  Insurance  Company  to  print,  post and distribute  such  materials  within  the  time  required  by  law.  The  Fund  shall  maintain  a website that  is  in  compliance  with  all  applicable  requirements  of  Rule  498  under  the  1933

Act such  that  the  Fund  may  deliver  a  Summary  Prospectus  in  lieu  of  Statutory  Prospectus for each  Portfolio.

4.3         Fund or  its  agent  will  provide  to  Insurance  Company,  contemporaneously  with  the  filing thereof with  the  Commission  or  other  regulatory  authority,  at  least  one  complete  copy  of (i) the  then-current  registration  statement  and  Prospectus,  (ii)  all  then-current  sales literature and  other  promotional  materials  prepared  by  the  Fund  for  distribution  to Insurance Company  or  any  Participating  Company,  and  (iii)  all  new  or  pending  proxy statements, applications  for  exemptions  or  requests  for  no-action  letters,  that  relate  to  the Fund or  the  Portfolio  Shares,  and  all  amendments  to  any  of  the  documents  specified  in (i), (ii)  or  (iii).  Insurance  Company  agrees  that  the  Fund  shall  be  deemed  to  have  fully satisfied its  obligations  under  this  Section  4.3  by  making  the  required  documents available on  either  the  Securities  and  Exchange  Commission's  EDGAR  information retrieval system  or  on  www.calvert.com   or  any  successor  website.

4.4         Insurance Company  will  provide  to  the  Fund  at  least  one  copy  of  all  registration statements, Prospectuses,  reports,  proxy  statements,  sales  literature  and  other  promotional materials, applications  for exemptions, requests  for  no-action  letters,  and  all  amendments to any  of  the  above,  that  relate  to  the Contracts or  any  Separate  Account, contemporaneously with  the  filing of such  document  with  the  Commission  or  other regulatory authority.  Fund  agrees  that  Insurance  Company  shall  be  deemed  to  have  fully satisfied its  obligations  under  this  Section  4.4  by  making  the  required  documents available on  either  the  Securities  and  Exchange  Commission's  EDGAR  information retrieval system  or  on  www.srslivewell.com  or  any  successor  website.

4.5         Insurance Company  and  Fund  shall  each  promptly  notify  the  other  in  writing  of  the results of  any  examination  by  the Commission (or  any  other  regulatory  authority)  that

(i) relates  to  the  Contracts,  Separate  Accounts,  Fund  or  Portfolio  Shares  and  (ii)  results  in the imposition  of  fines  or  any  non-monetary  sanction  (including,  without  limitation,  a

reprimand or  deficiency  letter),  and the party  that  was  the  subject  of  any  such                 · examination  shall  provide  the  other  parties  with  a  copy  of the relevant  correspondence  or written report  from  the  Commission  (or  other  regulatory  authority)  regarding  such examination.

ARTICLE V EXPENSES

5.1                   The charge  to the Fund for  all  expenses  and  costs  of  the  Portfolio,  including  but  not limited to  management  fees,  administrative  expenses  and  legal  and  regulatory  costs,  will be made  in  the  determination  of  the  applicable  Portfolio's  daily  net  asset  value  per  share so as  to  accumulate  to  an  annual  charge  at  the  rate  set  forth in the Fund's Prospectus.

5.2                   Except as  provided  in  this  Article V and,  in  particular  in  the  next  sentence,  Insurance Company shall  not  be  required  to  pay  directly  any  expenses  of  the  Fund  or  expenses relating to  the  distribution  of  any  Portfolio  Shares.  Insurance  Company  shall  pay  the following expenses  or  costs:

a.           The production  expenses  of  any  Fund  materials  (including  the cost of  printing  the Fund's Prospectus  or  marketing  materials)  for  prospective  Contractholders  and Participants.

b.         Distribution expenses  of  any  Fund  materials  or  marketing  materials  for prospective Contractholders  and  Participants.

c.           Distribution expenses  of  Fund  materials  or  marketing  materials  for

Contractholders and  Participants.

Except as  provided  herein,  all  other  Fund  expenses  shall not be  borne  by  Insurance

Company.

5.3         Insurance Company  shall  bear  all  expenses  associated  with  (i)  the  registration, qualification, and  filing  of  the  Contracts  under  applicable  federal  securities  and  state insurance laws,  (ii)  the  cost  of  preparing,  printing  and  distributing  the  Contract prospectus and  statement  of  additional  information,  and  (iii)  the  cost  of  preparing, printing and  distributing  annual  individual  account  statements  for  Contractholders  as required by  state  insurance  laws.

ARTICLE  VI EXEMPTIVE RELIEF

6.1         Insurance Company  has  reviewed  (i)  a  copy  of  the  Order  of  the  Commission  under Section 6(c)  of  the  1940  Act  dated  November  21,  1988  issued  to  the  applicants  including Acacia Capital  Corporation,  the  predecessor  to  CVS  (the "CVS Exemptive  Order"),  and the conditions  to  the  relief  set  forth  in  the  related  Notice  of  Application  for  Exemption dated October  24,  1988  and  (ii)  a  copy  of  the  Order  of  the  Commission  under  Section

6(c)  of  the  1940  Act  dated  December  4,  2000  issued  to Summit Mutual  Funds,  Inc.,  the predecessor to  CVP  (the  "CVP  Exemptive  Order"  and, together with  the CVS Exemptive Order,  the "Exemptive  Orders"),  and  the  conditions  to  the  relief set forth  in the related  Notice  of  Application  for  Exemption  dated  November  9,  2000.   As  set  forth therein, Insurance  Company  agrees  to  report  any  potential  or  existing  conflicts  promptly to the  Board,  in  particular  whenever  contract  voting  instructions  are  disregarded,  and recognizes that  it  will  be  responsible  for  assisting  the  Board  in  carrying  out  its responsibilities under  such  application  by,  among  other  things,  providing  the  Board  with all information  reasonably  necessary  for  the  Board  to  consider  any  issues  raised. Insurance Company  agrees  to  carry  out  such  responsibilities  with  a  view  only  to  the interests of  existing  Contractholders.

6.2                   If a  majority  of  the  Board,  or  a  majority  of  Disinterested  Board  Members,  determines  that a material  irreconcilable  conflict  exists  with  regard  to  Participating  Contractholder investments in  the  Fund,  the  Board  shall  give  prompt  notice  to  all  Participating Companies. If  the  Board  determines  that  Insurance  Company  is  wholly  or  partly responsible for  causing  or  creating  said  conflict,  Insurance  Company  shall  at  its  sole  cost and expense,  and  to  the  extent  reasonably  practicable  (as  determined  by  a  majority  of  the Disinterested Board  Members),  take such action  as  is  necessary  to  remedy  or  eliminate the irreconcilable  material  conflict.

Such necessary  action  may  include,  but  shall  not  be  limited  to:

a.   Withdrawing  the  assets  allocable  to  the  applicable  Separate  Account  from  the Portfolio and  reinvesting  such  assets  in  a different investment  medium,  or  submitting the question  of  whether  such  segregation  should  be  implemented  to  a  vote  of  all affected Contractholders  and,  as  appropriate,  segregating  the  assets  of  any  appropriate group (e.g.,  annuity  contract  owners,  life  insurance  contract  owners,  or  variable contract owners  of  one  or  more  Participating  Companies)  that  votes  in  favor  of  such segregation, or  offering  to  the  affected  Contractholders  the  option  of  making  such  a change; and/or

b.   Establishing  a  new  registered  management  investment  company  or  managed  separate account and  segregating  the  assets  underlying  the  Contracts,  unless  a  majority  of

Contractholders materially  adversely  affected  by  the  conflict  have  voted  to  decline the offer  to  establish  a  new  registered  management  investment company  or  managed separate account.

6.3                   If a  material  irreconcilable  conflict  arises  as  a  result  of  a  decision  by  Insurance  Company to disregard  Contractholder  voting  instructions  and  said  decision  represents  a  minority position or  would  preclude  a  majority  vote  by  all  Participating  Contractholders  having  an interest in  the  Fund,  Insurance  Company  may  be  required,  at  the  Board's  election,  to withdraw the  Separate  Account's  investment  in  the  Fund.

6.4                   For the  purpose  of  this  Article,  a  majority  of  the  Disinterested  Board  Members  shall determine whether  or  not  any  proposed  action  adequately  remedies  any  irreconcilable material conflict,  but  in  no  event  will  the  Fund  be  required  to  bear  the  expense  of establishing a  new  funding  medium  for  any  Contract.   Insurance  Company  shall  not  be required by  this  Article  to  establish  a  new  funding  medium  for  any  Contract  if  an  offer  to do so  has  been  declined  by  vote  of  a  majority  of  the  Contractholders  materially  adversely affected by  the  irreconcilable   material  conflict.   In  the  event  that  the  Board  determines that any  proposed  action  does  not  adequately  remedy  any  material  irreconcilable  conflict, Insurance Company  will  withdraw  the  investment  in  each  affected  Portfolio  of  each Separate Account  designated  by  the  Disinterested  Board  Members  and,  if  required  by  the Disinterested Board  Members,  will  terminate  this  Agreement  within  six  (6)  months  after the Board  informs  the  Company  in  writing  ofthe  foregoing  determination;  provided, however, that  such  withdrawal  and  termination  shall  be  limited  to  the  extent  required  to remedy any  such  material  irreconcilable  conflict  as  determined  by  a  majority  of  the Disinterested Board  Members.

6.5         No action  by  Insurance  Company  taken  or  omitted,  and  no  action  by  either  Separate Account or  the  Fund  taken  or  omitted  as  a  result  of  any  act  or  failure  to  act  by  Insurance Company pursuant  to  this  Article  VI  shall  relieve  Insurance  Company  of  its  obligations under, or  otherwise  affect  the  operation  of,  Article  V  or  this  Article  VI.

6.6         If and  to  the  extent  that  Rule  6e-2  and  Rule  6e-3(T)  are  amended,  or  Rule  6e-3  is  adopted,  to  provide  exemptive  relief  from  any  provision  of  the  1940  Act  or  the  rules  promulgated  thereunder  with  respect  to  mixed  and  or  shared  funding  (as  defined  in  the·  Exemptive  Orders)  on  terms  and  conditions  materially  different  from  those  contained  in  the  Exemptive  Orders,  then  (a)  the  Fund  or  Participating  Companies,  as  appropriate,  shall take such  steps  as  may  be  necessary  to  comply  with  Rule  6e-2  and  6e-3(T),  as  amended, or Rule  6e-3,  as  adopted,  to  the  extent  such  rules  are  applicable,  and  (b)  Sections  6.1,  6.2,

6.3, 6.4,  6.5  and  7.1  of  this  Agreement  shall  continue  in  effect  only  to  the  extent  that terms and  conditions  substantially  identical  to  such  Sections  are  contained  in  such  Rule(s)

as so  amended  or  adopted.

6.7          Insurance Company  acknowledges   that  Fund  and  CID  have  notified  it  that  it  may  be appropriate to  include  in  the  prospectus  pursuant  to  which  a  Contract  is  offered  disclosure regarding the  potential  risks  of  mixed  and  shared  funding.

ARTICLE  VII  VOTING  OF  FUND  SHARES

7.1         Fund shall  provide  Insurance  Company with copies  at  no  cost  to  Insurance  Company,  of the Fund's  proxy  material,  reports  to  shareholders  and  other  communications  to shareholders in  such  quantity  as Insurance Company  shall  reasonably  require  for distributing to  Contractholders  or  Participants.

To the  extent  required  by  Section  12(d)(1)(E)(iii)(aa)  of  the  1940  Act  or  Rule  6e-2  or Rule 6e-3(T)  thereunder,  other  applicable  law,  or  by  regulatory  order,  whenever  the  Fund shall have a  meeting  of  shareholders  of  any  Portfolio  or  class  of  Portfolio  Shares, Insurance Company  shall:

(a)          solicit voting  instructions  from  Contractholders  or  Participants  on  a  timely  basis; (b)        vote the  Portfolio  Shares  held  in each Separate  Account  in  accordance  with instructions received  from  Contractholders  or  Participants;

(c)          vote Portfolio  Shares  held  in  each  Separate  Account  for  which  it  has not received timely instructions  in  the  same  proportion  as  it  votes  Portfolio  Shares  or  class thereof for  which  it  has  received  timely  instructions;  and

.(d)        vote  Portfolio  Shares  held  in  its  general  account  in  the  same  proportion  as  it  votes the applicable Portfolio Shares  or  class  thereof  held  by  the  Separate  Accounts  for which it  has  received  timely  instructions.

Except with  respect  to  matters  as  to  which  Insurance  Company  has  the  right  under  Rule

6e-2 and  Rule  6e-3(T)  under  the  1940 Act to  vote  Portfolio  Shares  without  regard  to voting instructions  from  Contractholders  or  Participants,  Insurance  Company  will  in  no way recoinmend  action  in  connection  with  or  oppose  or  interfere  with  the  solicitation  of proxies for  the Shares held  by  any  Contractholder.  Insurance  Company  agrees  to  be responsible for  assuring  that  voting  Portfolio  Shares  for  each  Separate  Account  is conducted in  a  manner  consistent  with the Exemptive Orders.  Fund  shall  notify Company of  any  material  changes  to  the  Exemptive  Orders.

7.2       Insurance Company  agrees  that it shall  not,  without  the  prior  written  consent  of  the  Fund and its  investment  adviser,  solicit,  induce  or  encourage  Contractholders  to  change  or supplement the Fund's current  investment  adviser.

ARTICLE  VIII  MARKETING  AND  REPRESENTATIONS

8.1         Insurance Company  shall  designate  certain  persons  or  entities  which  shall  have  the requisite licenses  to  solicit applications for  the  sale  of  Contracts.  No  representation is made as  to  the  number  or  amount  of  Contracts  that  are  to be sold  by  Insurance  Company. Insurance Company  shall  comply  with  all  applicable  federal  and  state  laws  in  marketing the Contracts.

of sales  literature  or  other  promotional  material  in  which  the  Fund,  its  investment  adviser or the  administrator  is  named, at least  five  (5)  Business  Days  prior  to  its  use.  No  such material shall  be  used  unless  the  Fund  approves  such  material.  Such  approval  (if  given) must be  in  writing  and  shall  be  presumed  not  given  if  not  received  within  five  (5) Business Days  after  receipt  of  such  material.   The  Fund  shall  use  all  reasonable  efforts  to respond within  five  (5)  days  of  receipt.

8.3         Insurance Company  shall  not  give  any  information  or  make  any  representations  or statements on  behalf  of  the  Fund  or  concerning  the  Fund  or  any  Portfolio  in  connection with the  sale  of  the  Contracts  othe.r  than  the  information  or  representations  contained  in the registration  statement  or  Prospectus,  as  may  be  amended  or  supplemented  from  time to time,  or  in  reports  or  proxy  statements  for  the  Fund, or in  sales  literature  or  other promotional material  approved  by  the  Fund.

Fund shall  furnish,  or  shall  cause  to  be  furnished,  to  Insurance  Company,  each  piece  of the Fund's  sales  literature  or  other  promotional  material  in  which  Insurance  Company  or the Separate  Account  is  named,  at  least  five  (5)  Business  Days  prior  to  its  use.  No  such material shall  be  used  unless  Insurance  Company  approves  such  material.   Such  approval (if given)  must  be  in  writing  and  shall  be  presumed  not  given  if  not  received  within  five (5) Business  Days  after  receipt  of  such  material.  Insurance  Company  shall  use  all reasonable efforts  to  respond  within  five  (5)  days  of  receipt.

8.4                   Fund shall  not,  in  connection  with  the  sale  of  Portfolio  Shares,  give  any  information  or make any  representations  on  behalf  of  Insurance  Company  or  concerning  Insurance Company, the  Separate  Account,  or  the  Contracts  other  than  the  information  or representations contained  in  a  registration  statement  or  prospectus  for  the  Contracts,  as may be  amended  or  supplemented  from  time  to  time,  or  in  published  reports  for  the Separate Account  which  are  in  the  public  domain  or  approved  by  Insurance  Company  for distribution to  Contractholders  or  Participants,  or  in  sales  literature  or  other  promotional material approved  by  Insurance  Company.

8.5                   For purposes  of  this  Agreement,  the  phrase  "sales  literature  or  other  promotional  material"  or  words  of  similar  import  include,  without  limitation,  advertisements  (such  as  material  published,  or  designed  for  use,  in  a  newspaper,  magazine  or  other  periodical,  radio,  television,  telephone  or  tape  recording,  videotape  display,  signs  or  billboards,  motion  pictures  or  other  public  media),  sales  literature  (such  as  any  written  communication  distributed  or  made  generally  available  to  customers  or  the  public,  including  brochures,  circulars,  research  reports,  market  letters,  form  letters,  seminar  texts,  or  reprints  or  excerpts  of  any  other  advertisement,  sales  literature,  or  published  article),  educational  or  training  materials  or  other  communications  distributed  or  made  generally  available  to  some  or  all  agents  or  employees,  and  any  other  material  constituting  sales  literature  or  advertising  under  Financial  Industry  Regulatory  Authority  rules,  the  1940

Act or the  1933  Act.

8.6         Insurance Company  shall  comply  with  all  applicable  laws  and  regulations  designed  to the Fund  information  about  individuals,  entities,  organizations  and  countries  suspected  of possible terrorist  or  money  "laundering"  activities  in  accordance  with  Section  314(b)  of the USA  Patriot  Act.

The Fund  and  CID  shall  comply  with  all  applicable  laws  and  regulations  designed  to prevent money  "laundering",  and  if  required  by  such  laws  or  regulations,  to  share  with Insurance Company  information  about  individuals,  entities,  organizations  and  countries suspected of  possible  terrorist  or  money  "laundering"  activities  in  accordance  with Section 314(b)  of  the  USA  Patriot  Act.

ARTICLE  IX

INDEMNIFICATION

9.1                    Indemnification   by  Insurance  Company.    Insurance  Company  agrees  to  indemnify  and hold harmless  the  Fund,  its  investment  adviser,  any  sub-investment  adviser  of  a  Portfolio, and their  affiliates,  and  each  of  their  directors,  trustees,  officers,  employees,  agents  and each person,  if  any,  who  controls  or  is associated with  any  of  the  foregoing  entities  or persons within  the  meaning  of  the  1933  Act  (collectively,  the  "Indemnified  Parties"  for purposes of  Section  9.1),  against  any  and  all  losses,  claims,  damages  or  liabilities  joint  or several (including  any  investigative,  legal  and  other  expenses  reasonably  incurred  in connection with,  and  any  amounts  paid  in  settlement  of,  any  action,  suit  or  proceeding  or any claim  asserted)  for  which  the  Indemnified  Parties  may  become  subject,  under  the

1933 Act  or  otherwise,  insofar  as  such  losses,  claims,  damages  or  liabilities  (or  actions  in respect thereof)  (i)  arise  out  of  or  are  based  on  any  untrue  statement  or  alleged  untrue statement of  a  material  fact  contained  in  the  registration  statement,  prospectus,  statement of additional  information,  or  sales  literature  or  other  promotional  material  of  any  Separate Account or  relating  to  the  Contracts,  or  any  amendment  thereof  or  supplement  thereto,  or the omission  or  alleged  omission  to  state  therein  a  material  fact  required  to  be  stated therein or  necessary  to  make  the  statement  or  statements  therein  not  misleading,  (ii)  arise out of  or  are  based  upon  any  untrue  statement  or  alleged  untrue  statement  of  any  material fact contained  in  information  furnished  by  Insurance  Company  for  use  in  the  Fund's registration statement,  Prospectus,  or  sales  literature  or  other  promotional  material  or  any amendment thereof  or  supplement  thereto,  or  the  omission  or  alleged  omission  to  state therein a  material  fact  required  to  be  stated  therein  or  necessary  to  make  the  statement  or statements not  misleading,  (iii)  arise  out  of  or  as  a  result  of  conduct,  statements  or representations (other  than  statements  or  representations  contained  in  the  Prospectus  and sales literature  or  advertisements  of  the  Fund)  of   Insurance  Company  ,  with  respect  to

the sale  and  distribution  of  Contracts  for  which  Portfolio  Shares  are  an  underlying investment; (iv)  arise  out  of  the  wrongful  conduct  oflnsurance  Company  or  persons  under its control  or  direction  with  respect  to  the  sale  or  distribution  of  the  Contracts  or  Portfolio  Shares;  (v)  arise  out  oflnsurance  Company's  incorrect  calculation  and/or  untimely  reporting  of  net  purchase  or  redemption  orders  or  CID's  or  the  Fund's   reliance  on  any  net  purchase  or  redemption  order  reported  by  Insurance  Company  without  Contractholder  authorization;  or  (vi)  arise  out  of  any  breach  by  Insurance  Company  of  a  material  term  of  or  representation  contained  in  this  Agreement  or  as  a  result  of  any  failure  by  Insurance  Company  to  provide  the  services  and  furnish  the  materials  or  to  make  any  ·

payments provided  for  in  this  Agreement.   Insurance  Company  will  reimburse  any Indemnified Party  in  connection  with  investigating  or  defending  any  such  loss,  claim, damage, liability  or  action;  provided,  however,  that  with  respect  to  clauses  (i),  (ii)  and (iii) above,  Insurance  Company  will  not  be  liable  in  any  such  case  to  the  extent  that  any such loss,  claim,  damage  or  liability  arises  out  of  or  is  based  upon  any  untrue  statement  or omission or  alleged  untrue  statement  or  omission  made  in  any  document  specified  in  any such clause  in  conformity  with  written  information  furnished  to  Insurance  Company  by the Fund  specifically  for  use  therein;  and  provided,  further,  that  Insurance  Company  shall not be  liable  for  special,  consequential  or  incidental  damages.  This  indemnity  agreement will be  in  addition  to  any  liability  that  Insurance  Company  may  otherwise  have.

No party  shall  be  entitled  to  indemnification  by  the  Insurance  Company  if  such  loss, claim, damage,  liability  or  litigation  is  due  to  the  willful  misfeasance,  bad  faith,  gross negligence, or  reckless  disregard  of  duty  by  the  party  seeking  indemnification.

9.2         Indemnification  by  CID.   CID  agrees  to  indemnify  and  hold  harmless  Insurance Company, its  affiliates,  and  each  of  their  directors,  officers,  employees,  agents  and  each person, if  any,  who  controls  or  is associated with  any  of  the  foregoing  entities  or  persons within the  meaning  of  the  1933  Act  (collectively,  the  "Indemnified   Parties"  for  purposes of Section  9.2)  against  any  losses,  claims,  damages  or  liabilities  joint  or  several (including any  investigative,  legal  and  other  expenses  reasonably  incurred  in  connection with, any  amounts  paid  in  settlement  of,  any  action,  suit  or  proceeding  or  any  claim asserted) for  which  the  Indemnified  Parties   may  become  subject,  under  the  1933  Act  or otherwise, insofar  as  such  losses,  claims,  damages  or  liabilities  (or  actions  in  respect thereof) (i)  arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged  untrue statement of  a  material  fact  contained  in  the  registration  statement  or  Prospectus  or  sales literature or  advertisements  of  the  Fund;  (ii)  arise  out  of  or  are  based  upon  the  omission  to state in  the  registration  statement  or  Prospectus  or  sales  literature  or  advertisements  of  the Fund any  material  fact  required  to  be  stated  therein  or  necessary  to  make  the  statements therein not  misleading;  (iii)  arise  out  of  or  are  based  upon  any  untrue  statement  or  alleged untrue statement  of  any  material  fact  contained  in  any  written  information  furnished  by the Fund  for  use  in  the  registration  statement  or  prospectus  or  sales  literature  or advertisements with  respect  to  the  Separate  Account  or  the  Contracts  or  the  omission  or alleged omission  to  state  therein  a  material  fact  required  to  be  stated  therein  or  necessary to make  the  statement  or  statements  therein  not  misleading;  or  (iv)  arise  out  of  or  are based upon  any  breach  by  the  Fund  of  a  material  term  of  or  representation  contained  in this Agreement  or  any  failure  by  the  Fund  to  provide  the  services  and  furnish  the materials or  make  any  payments  under  the  terms  of  this  Agreement  (including  a  failure, whether unintentional  or  in  good  faith  or  otherwise,  to  comply  with  the  diversification requirements and  procedures  related  thereto  as  specified  in  Article  2  of  this  Agreement); provided,  however,  that,  with  respect  to  clauses  (i),  (ii)  or  (iii)  above,  CID  will  not  be liable in  any  such  case  to  the  extent  that  any  such  loss,  claim,  damage  or  liability  arises out of  or  is  based  upon  an  untrue  statement  or  omission  or  alleged  untrue  statement  or omission made  in  any  document  specified  in  any  such  clause  in  conformity  with  written information furnished  to  the  Fund  by  Insurance  Company  specifically  for  use  therein;  and provided,forther, that  the  Fund  shall  not  be  liable  for  special,  consequential  or  incidental damages. This  indemnity  agreement  will  be  in  addition  to  any  liability  that  the  Fund  may otherwise have.

9.3                   CID shall  indemnify  and  hold  Insurance  Company  harmless  against  any  and  all  liability, loss, damages,  costs  or  expenses  which  Insurance  Company  may  incur,  suffer  or  be required to  pay  due  to  the  Fund's  (1)  incorrect  calculation  of  the  daily  net  asset  value, dividend rate  or  capital  gain  distribution  rate  of  a  Portfolio;  (2)  incorrect  reporting  of  the daily net  asset  value,  dividend  rate  or  capital  gain  distribution  rate;  and  (3)  untimely reporting of  the  net  asset  value,  dividend  rate  or  capital  gain  distribution  rate;  provided that the  Fund  shall  have  no  obligation  to  indemnify  and  hold  harmless  Insurance Company if  the  incorrect  calculation  or  incorrect  or  untimely  reporting  was  the  result  of incorrect or  untimely  information  furnished  by  Insurance  Company,  any  net  purchase  or redemption order  reported  to  CID  or  the  Fund  by  Insurance  Company  without

Contractholder authorization,  or  as  a  result  of  or  relating  to  a  breach  of  this  Agreement  by

Insurance Company;  and  provided,  further,  that  the  CID  shall  not  be  liable  for  special, consequential or  incidental  damages  or  for  any  incorrect  calculation  or  reporting,  which after rounding,  results  in  (i)  a  change  to  the  NAV  of  one  cent  or  less,  or  (ii)  a  dividend rate or  capital  gain  distribution  rate  that  is  not  required  to  be  corrected  under  applicable law and  related  regulations.

9.4         No party  shall  be  entitled  to  indemnification   by  CID  if  such  loss,  claim,  damage,  liability or litigation  is  due  to  the  willful  misfeasance,  ba4  faith,  gross  negligence,  or  reckless disregard of  duty  by  the  party  seeking  indemnification.

9.5         Promptly after  receipt  by  an  indemnified  party  under  this  Article  of  notice  of  the commencement of  any  action,  such  indemnified  party  will,  if  a  claim  in  respect  thereof  is to be  made  against  the  indemnifying  party  under  this  Article,  notify  the  indemnifying party of  the  commencement  thereof.   The  omission  to  so  notify  the  indemnifying  party will not  relieve  the  indemnifying  party  from  any  liability  under  this  Article  IX,  except  to the extent  that  the  indemnifying  party  did  not  otherwise  learn  of  such  action  and  to  the extent such  failure  results  in  the  forfeiture  by  the  indemnifying  party  of  material  rights and defenses.   In  case  any  such  action  is  brought  against  any  indemnified  party,  and  it notified the  indemnifying  party  of  the  commencement   thereof,  the  indemnifying  party  . may, in its  sole  discretion  and  at  its  expense,  elect  to  (i)  participate  in  the  investigation, defense and  settlement  of  such  action  and  (ii)  assume  the  defense  thereof,  with  counsel satisfactory to  the  indemnified  parties  (which  counsel  shall  not,  except  with  the  consent

. of  the  indemnified  parties,  be  counsel  to  the  indemnifying  parties),  and,  after  notice  from the indemnifying  parties  to  the  indemnified  parties  of  its  election  to  assume  the  defense thereof, the  indemnifying  party  shall  not  be  liable  to  any  indemnified  party  for  any  legal fees and  expenses  of  other  counsel  or  any  other  expenses,  in  each  case  subsequently incurred by  such  indemnified  party,  in  connection  with  the  defense  thereof  other  than  the indemnified party's  reasonable  costs  of  investigation,  participation,  and  cooperation  with the defense  to  the  extent  requested  by  the  indemnifying  party;  provided,  however,  that,  if the indemnified  party  reasonably  determines  that  counsel  selected  by  the  indemnifying party has  a  conflict  of  interest,  such  indemnifying  party  shall  pay  the  reasonable  fees  and disbursements of  one  additional  counsel  selected  by  the  indemnified  party  (in  addition  to any local  counsel)  separate  from  its  own  counsel  for  all  indemnified  parties  in  connection with any  one  action or separate but  similar  or  related  actions  in  the  same  jurisdiction arising out  of the same  general  allegations  or circumstances.

9.6                   The indemnifying  party  shall  not  be  liable  for  any settlement of  any  proceeding  effected without its  written  consent.  No  indemnifying  party,  in  the  defense  of  any such claim  or litigation, shall,  without  the  prior  written  consent  of  the  indemnified  parties,  consent  to the entry  of  any  judgment  or  enter  into  any  settlement  that  does  not  include  as  an unconditional term  the  giving  by  the  claimant  or  plaintiff  to  the indemnified party  of  a release from all liability  in  respect  to  such  claim  or litigation. No  indemnifying  party shall settle  any  claim  in  any matter that  would  impose  any  expense,  penalty,  obligation  or limitation on  the  indemnified  party,  or  would  contain language other  than  a  recitation  of any amounts  to  be  paid  in  settlement,  the  fact  of the settlement  or  the  underlying  claim relating to  the  settlement,  that  could be viewed,  in  the  sole  discretion  of the indemnified party, as  an  acknowledgement  of  wrongdoing  on  the  part  of  the  indemnified  party  or  as detrimental to  the  reputation  of the indemnified  party,  without  the  indemnified  party's prior written  consent.

9.7        A successor  by  law of the parties  to  this  Agreement  shall  be  entitled  to  the  benefits  of  the indemnification contained  in  this  Article IX.

9.8         This Article  IX  shall  survive  the  termination  of this Agreement.

ARTICLE X COMMENCEMENT AND  TERMINATION

10.1      This Agreement  shall  be  effective  as  of the date hereof  and  shall  continue  in  force  until terminated in  accordance  with  the  provisions  herein.

10.2       This Agreement  shall  terminate  without  penalty  as to one or more  Portfolios  as  set  forth below:

a.           At the  option  of  Insurance  Company  or  the  Fund,  in  each  case  with  or  without cause, upon  180  days'  advance  written  notice  (unless  a  shorter  time  is  agreed  to  by the parties),  which  notice  shall  specify  the  Portfolio  or  Portfolios,  Contracts  and, if applicable,  Separate  Accounts  as to which  the  Agreement  is  to  be  terminated;

b.           At the  option  of  Insurance  Company,  if  shares  of  any  Portfolio  are  not  reasonably available to  meet  the  requirements  of  the  Contracts  as  determined  by Insurance Company. Prompt  notice  of  election  to  terminate  shall  be  furnished  by  Insurance Company, said  termination  to  be  effective ten (10)  days  after  receipt  of  notice unless the  Fund  makes available a  sufficient  number  of  shares  to  meet  the requirements of  the  Contracts  within said ten-day  period;

c.           At the  option  of  Insurance  Company,  upon  the  institution  of  formal  proceedings against the  Fund  by  the  Commission,  Financial  Industry  Regulatory  Authority  or any other  regulatory  body,  the  expected  or anticipated ruling,  judgment or outcome of  which  would,  in  Insurance  Company's  reasonable  judgment, materially impair  the  Fund's  ability  to  meet  and  perform  the  Fund's  obligations

and duties  hereunder.   Prompt  notice  of  election  to  terminate  shall  be  furnished  by

Insurance Company  with  said  termination  to  be  effective  upon  receipt  of  notice;

d.           At the  option  of  the  Fund,  upon  the  institution  of  formal  proceedings  against Insurance Company  by  the  Commission,  Financial  Industry  Regulatory  Authority or any  other  regulatory  body,  the  expected  or  anticipated  ruling,  judgment  or outcome of  which  would,  in  the  Fund's  reasonable  judgment,  materially  impair Insurance Company's  ability  to  meet  and  perform  Insurance  Company's obligations and  duties  hereunder.   Prompt  notice  of  election  to  terminate  shall  be furnished by  the  Fund  with  said  termination  to  be  effective  upon  receipt  of  notice;

e.                At the  option  of  the  Fund,  if  the  Fund  shall  determine,  in  its  sole  judgment reasonably exercised  in  good  faith,  that  Insurance  Company  has  suffered  a material adverse  change  in  its  business  or  financial  condition  or  is  the  subject  of material adverse  publicity  and  such  material  adverse  change  or  material  adverse publicity is  likely  to  have  a  material  adverse  impact  upon  the  business  and operation of  the  Fund  or  its  investment  adviser,  the  Fund  shall  notify  Insurance Company in  writing  of  such  determination  and  its  intent  to  terminate  this Agreement, and  after  considering  the  actions  taken  by  Insurance  Company  and any other  changes  in  circumstances  since  the  giving  of  such  notice,  such determination of  the  Fund  shall  continue  to  apply  on  the  sixtieth  (60th)  day following the  giving  of  such  notice,  which  sixtieth  day  shall  be the effective  date of termination;

f.           Upon  termination  of  the  Investment  Advisory  Agreement  between  the  Fund  and its investment  adviser  or  its  successors  unless  Insurance  Company  specifically approves the  selection  of  a  new  Fund  investment  adviser.   The  Fund  shall promptly furnish  notice  of  such  termination  to  Insurance  Company;

g.           In the event  the  Fund's  shares  are  not  registered,  issued  or  sold  in  accordance  with applicable federal  law,  or  such  law  precludes  the  use  of  such  shares  as  the underlying investment  medium  of  Contracts  issued  or  to  be  issued  by  Insurance Company.  Termination  shall  be  effective  immediately  upon  such  occurrence without notice;

h.           At the  option  of  the  Fund  upon  a  determination  by  the  Board  in good faith  that  it is no  longer  advisable  and  in  the  best  interests  of  shareholders  for  the  Fund  to continue to  operate  pursuant  to  this  Agreement.   Termination  pursuant  to  this Subsection (h)  shall  be  effective  upon  notice  by  the  Fund  to  Insurance  Company of such  termination;

1.             At  the  option  of  the  Fund  if  the  Contracts  cease  to  qualify  as  annuity  contracts  or life insurance  policies,  as  applicable,  under  the  Code,  or  if  the  Fund  reasonably believes that  the  Contracts  may fail to  so  qualify;

J.                      At the  option  of  either  party  to  this  Agreement,  fifteen  (15)  days  after  such  party delivers to  the  other  party  notice  of  such  other  party's  material  breach  of  any provision of  this  Agreement  unless  such  alleged  breach  is  cured  to  the  reasonable satisfaction of  the  notifying  Party  within  such  fifteen  (15)  day  period;

k.          At  the  option  of  the  Fund,  if  the  Contracts  are  not  registered,  issued  or  sold  in accordance with  applicable  federal  and/or  state  law;  or

I.         Upon  assignment  of  this  Agreement,  unless  made  with  the  written  consent  of  the non-assigning party.

10.3      Notwithstanding any  termination  of  this  Agreement  pursuant  to  Section  10.2  hereof,  the Fund and  its  investment  adviser  may,  at  the  option  of  the  Fund,  continue  to  make available additional  Portfolio  Shares  for  so  long  as  the  Fund  desires  pursuant  to  the  terms and conditions  of  this  Agreement  as  provided  below,  for  all  Contracts  in  effect  on  the effective date  of  termination  of  this  Agreement  (hereinafter  referred  to  as  "Existing Contracts").  Specifically,  without  limitation,  if  the  Fund  so  elects  to  make  additional Portfolio Shares  available,  the  owners  of  the  Existing  Contracts  or  Insurance  Company, whichever shall  have  legal  authority  to  do  so,  shall  be  permitted  to  reallocate  investments in the  Portfolio,  redeem  investments  in  the  Fund  and/or  invest  in  any  additional  Portfolio upon the  making  of  additional  purchase  payments  under  the  Existing  Contracts.   In  the event of  a  termination  of  this  Agreement  pursuant  to  Section  10.2  hereof,  the  Fund,  as promptly as  is  practicable  under  the  circumstances,  shall  notify  Insurance  Company whether the  Fund  will  continue  to  make  Portfolio  Shares  available  after  such  termination. If Portfolio  Shares  continue  to  be  made  available  after  such  termination,  the  provisions  of this Agreement  shall  remain  in  effect  and  thereafter  either  the  Fund  or  Insurance Company may  terminate  the  Agreement,  as  so  continued  pursuant  to  this  Section  10.3, upon prior  written  notice  to  the  other  party,  such  notice  to  be  for  a  period  that  is reasonable under  the  circumstances  but,  if  given  by  the  Fund,  need  not  be  for  more  than six months.

ARTICLE  XI AMENDMENTS

11.1       Any change  in  the  terms  of  this  Agreement  (other  .than those permitted  pursuant  to Section 10.3)  shall  be  made  by  agreement  in  writing  between  the  parties  to  this Agreement.

ARTICLE  XII NOTICE

12.1                  Except as  otherwise  specifically  provided  for  in  this  Agreement,  any  notice  required  or permitted to  be  given  by  either  party  to  the  other  shall  be  in  writing  and  shall  be  deemed to have  been  given  on  the  date  delivered  personally  or  by  courier  service  or  3  days  after sent by  registered  or  certified  mail,  postage  prepaid,  return  receipt  requested  or  on  the date sent  and  confirmed  received  by  facsimile  transmission  to  the  other  party's  address set forth  below  or  to  such  other  address  as  may  be  provided  in  writing:

Insurance Company:

Midland National  Life  Insurance  Company

4546 Corporate  Drive,  Suite  100

West Des  Moines,  lA  50266

Attn: Bill  Lowe

Tel: 515-226-7100

In the  case  of  any  notice  to  Insurance  Company,  a  duplicate  copy  shall  be  sent  to: Midland  National  Life  Insurance  Company  Legal  Dept.

4546 Corporate Drive, Suite 100

West Des  Moines,  lA  50266

Attn:  Melody  Jensen

Tel:  515-226-7100

Fund:

Calvert Variable  Series,  Inc.

4550 Montgomery  Avenue

Suite 1000N Bethesda, MD  20814

Attn: Dave Mazza

Tel: 513-266-4136

Fax: 301-654-7820

CID:

Calvert Investment  Distributors,  Inc.

4550 Montgomery  Avenue

Suite 1000N Bethesda, MD  20814

Attn: Dave Mazza

Tel: 513-266-4136

Fax: 301-654-7820

In the  case  of  any  notice  to  Fund  or  CID,  a  duplicate  copy  shall  be sent to: Calvert Investments,  Inc.

4550 Montgomery  Avenue

Suite 1000N   . Bethesda,  MD  20814

Attn: Office of  the  General  Counsel

Tel: 301-951-4881

Fax: 301-657-7014

ARTICLE  XIII MISCELLANEOUS

13.1       This Agreement  has  been  executed  on  behalf  of  the  Fund  by  the  undersigned  officer  of the Fund  in  his/her  capacity  as  an  officer  of  the  Fund.  The  obligations  of  this Agreement shall only  be  binding  upon  the  assets  and  property  of  the  Fund  and  shall  not  be  binding upon any  Director,  officer  or  shareholder  of  the  Fund  individually.

13.2     The captions  in  this  Agreement  are  included  for  convenience  of  reference  only  and  in  no way defme  or  delineate  any  of  the  provisions  hereof  or  otherwise  affect their construction or effect.

13.3       This Agreement  may  be  executed  in  one  or  more  counterparts,  each  of  which,  taken together, shall  constitute  one  and  the  same  instrument.

13.4                 If any provision of this Agreement  shall  be  held  or  made  invalid  or unenforceable by  a court decision,  statute,  rule  or  otherwise,  the remainder of this Agreement  shall  not  be affected thereby,  but  shall  have  the  same  force  and  effect  as  if  the invalid or unenforceable portion  had  not  been  inserted.

13.5      This Agreement  shall  be  binding  upon,  enforceable  against  and  shall  inure  to the benefit of the  parties  hereto  and  their  respective  successors  and  permitted  assigns.

13.6                  Waiver by  a  party  of  a  breach  of  any  provision  of  this  Agreement  does  not  constitute waiver of  any  subsequent  breach  of  that  or  any  other  provision.

13.7      The schedules  and  exhibits  attached  hereto,  as  modified  from  time  to  time,  are incorporated herein  by  reference  and  is  of  this  Agreement.

13.8      Each party  hereto  shall cooperate with  each  other  party  in  connection  with  inquiries  by appropriate governmental  authorities  (including,  w.ithout  limitation,  the  Commission, Financial Industry  Regulatory  Authority,  and  state  insurance  regulators)  relating  to  this Agreement or  the  transactions  contemplated  hereby.

13.9      The rights,  remedies  and  obligations  contained  in  this  Agreement  are  cumulative  and  are in addition to  any  and  all rights, remedies  and  obligations,  at law or  in  equity,  which  the parties hereto  are  entitled  to  under  state  and  federal  laws.

13.10   Unless  otherwise  agreed  to  in  writing  by  the  parties  hereto,  each  party  acknowledges  that the others  may  enter  into  agreements,  similar  to  this  one,  with  other parties, for  the performance of  the  same  or  similar  services  to  those  to  be  provided  under  this Agreement.

13.11  Any  party may assign  its  interest  in  this  Agreement  to  a third party  provided  that  each non-assigning party  has  given  prior  written  consent  to  the  assignment  in  writing,  which consent shall  not be unreasonably  withheld.  Any  attempted  assignment  in contravention hereof shall  be  null  and  void.

13.12  Except  as  otherwise  expressly  provided  in  this  Agreement,  neither  the  Fund  nor  CID  nor any affiliate  of  either  or  them  shall  use  any  trademark,  trade  name,  service  mark  or  logo of Insurance  Company  or  any  of  its  affiliates,  or  any  variation  of  any  such  trademark, trade name,  service  mark  or  logo,  without  Insurance  Company's  prior  written  consent, the granting  of  which  shall  be at the  Insurance  Company's  sole  discretion.   Except  as otherwise expressly  provided  in  this  Agreement,  neither  Insurance  Company  nor  any  of its affiliates  shall  use  any  trademark,  trade  name,  service  mark  or  logo  of  Fund  or  CID  or any of  their  affiliates,  or  any  variation  of  any  such  trademark,  trade  name,  service  mark  or

logo, without  the  Fund's  or  CID's  prior  written  consent,  the  granting  of  which  shall  be  at the applicable  company's   sole  discretion.

ARTICLE  XIV LAW

14. 1       This Agreement  shall  be  construed  in  accordance  with  the  internal  laws  of  the  State  of

Maryland, without  giving  effect  to  principles  of  conflict  of  laws.

IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Agreement  to  be  du1y  executed and attested  as  of  the  date  first  above  written.

MIDLAND NATIONAL  LIFE  INSURANCE  COMPANY

By:           /s/ William Lowe

Its:           President SRS

•

Date: 11/16/12

CALVERT  VARIABLE  SERIES,  INC.

CALVERT VARIABLE  PRODUCTS,  INC.

CALVERT  INVESTMENT  DISTRIBUTORS,  INC.

Date:               1-11-12

SCHEDULE A

Portfolios

A. CVS  Portfolios

Portfolio Name                                                                                                      CUSIP#

Calvert VP  SRI  Equity  Portfolio

Calvert VP  SRI  Mid  Cap  Growth  Portfolio

131647786

131647307

B. CVP  Portfolios

Portfolio Name                                                                    CUSIP#

None                                                                                        None

SCHEDULED Insurance Company  Separate  Accounts

All current  and  future  separate  accounts  under  which  variable  life  insurance  products  are  offered by Midland  National  Life  Insurance  Company.

24(b)(8)(x)	Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC.

PARTICIPATION AGREEMENT

Among

MIDLAND NATIONAL LIFE,

PIMCO VARIABLE INSURANCE TRUST,

and

PIMCO INVESTMENTS LLC

THIS AGREEMENT, dated as of the 20th day of December, 2011, by and among Midland National Life, (the “Company”), an Iowa life insurance company, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as the “Account”), PIMCO Variable Insurance Trust (the “Fund”), a Delaware statutory trust, and PIMCO Investments LLC (the “Underwriter”), a Delaware limited liability company.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the “Variable Insurance Products”) to be offered by insurance companies which have entered into participation agreements with the Fund and Underwriter (“Participating Insurance Companies”);

WHEREAS, the shares of beneficial interest of the Fund are divided into several separate series of shares, each designated a “Portfolio” and representing the interest in a particular managed portfolio of securities and other assets;

WHEREAS, the Fund has obtained an order (PIMCO Variable Insurance Trust, et al., Investment Company Act Rel. Nos. 22994 (Jan. 7, 1998) (Notice) and 23022 (Feb. 9, 1998) (Order)) from the Securities and Exchange Commission (the “SEC”) granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the “1940 Act”) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the “Mixed and Shared Funding Exemptive Order”);

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, Pacific Investment Management Company LLC (the “Adviser”), which serves as investment adviser to the Fund, is duly registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended;

WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by the Account (the “Contracts”), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, on the date shown for such Account on Schedule A hereto as it may be amended from time to time by mutual written agreement, to set aside and invest assets attributable to the aforesaid Contracts;

WHEREAS, the Underwriter, which serves as distributor to the Fund, is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the “Designated Portfolios”) on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE I.          Sale of Fund Shares.

1.1.            The Fund has granted to the Underwriter exclusive authority to distribute the Fund’s shares, and has agreed to instruct, and has so instructed, the Underwriter to make available to the Company for purchase on behalf of the Account Fund shares of those Designated Portfolios selected by the Underwriter.  Pursuant to such authority and instructions, and subject to Article IX hereof, the Underwriter agrees to make available to the Company for purchase on behalf of the Account, shares of those Designated Portfolios, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement.  Notwithstanding the foregoing, the Board of Trustees of the Fund (the “Board”) may suspend or terminate the offering of Fund shares of any Designated Portfolio or class thereof, or liquidate any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith, suspension, termination or liquidation is necessary in the best interests of the shareholders of such Designated Portfolio.

1.2.            The Fund shall redeem, at the Company’s request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with Section 1.3 of this Agreement.  Notwithstanding the foregoing, the Fund may delay redemption of Fund shares of any Designated Portfolio to the extent permitted by the 1940 Act, and rules, regulations or orders thereunder.

1.3.            Purchase and Redemption Procedures.

(a)                The Fund hereby appoints the Company as an agent of the Fund for the limited purpose of receiving purchase and redemption requests on behalf of the Account (but not with respect to any Fund shares that may be held in the general account of the Company) for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account.  Receipt and acceptance of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC (a “Business Day”) by the Company as such limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund’s statutory prospectus, as such term is defined in Rule 498 under the 1933 Act (which as of the date of execution of this Agreement is 4:00 p.m. Eastern Time) shall constitute receipt and acceptance by the Fund on that same Business Day, provided that the Fund or its designated agent receives notice of such request by 9:00 a.m. Eastern Time on the next following Business Day.

(b)               The Company shall pay for shares of each Designated Portfolio on the same day that it notifies the Fund of a purchase request for such shares.  Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by 4:00 p.m. Eastern Time on the Business Day the Fund is notified of the purchase request for Designated Portfolio shares (which request may be net of redemptions of shares).  If federal funds are not received on time, such funds will be invested, and Designated Portfolio shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Fund’s request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request.  Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

(c)                Payment for Designated Portfolio shares redeemed by the Account or the Company shall be made in federal funds transmitted by wire to the Company or any other person designated by the Company on the next Business Day after the Fund is properly notified of the redemption order of such shares (which order shall be net of any purchase orders) except that the Fund reserves the right to redeem Designated Portfolio shares in assets other than cash and to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any Rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then current statutory prospectus and/or SAI.  The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company; the Company alone shall be responsible for such action.

(d)               Any purchase or redemption request for Designated Portfolio shares held or to be held in the Company’s general account shall be effected at the net asset value per share next determined after the Fund’s receipt of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund’s statutory prospectus.

1.4.            The Fund shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 7:00 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund’s statutory prospectus. Neither the Fund, any Designated Portfolio, the Underwriter, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company or any other Participating Insurance Company to the Fund or the Underwriter.  Any material error in the calculation or reporting of the net asset value per share shall be reported promptly upon discovery to the Company.

1.5.            The Fund shall furnish notice (by wire or telephone followed by written confirmation) to the Company as soon as reasonably practicable of any income dividends or capital gain distributions payable on any Designated Portfolio shares.  The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio.  The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash.  The Fund shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

1.6.            Issuance and transfer of Fund shares shall be by book entry only.  Share certificates will not be issued to the Company or the Account.  Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

1.7.            (a)        The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund’s shares may be sold to other insurance companies (subject to Section 1.8 hereof) and the cash value of the Contracts may be invested in other investment companies.  Funding vehicles, other than those listed on Schedule A to this Agreement may be made available for the investment of the cash value of the Contracts.

(b)               The Company shall not, without prior notice to the Fund (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

(c)                The Company shall not, without prior notice to the Fund (unless otherwise required by applicable law), induce or encourage Contract owners to change or modify the Fund or remove or otherwise change the Fund’s distributor or investment adviser.

(d)               The Company shall not, without prior notice to the Fund, induce or encourage Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board of Trustees of the Fund.

1.8.            The Company acknowledges that, pursuant to Form 24F-2, the Fund is not required to pay fees to the SEC for registration of its shares under the 1933 Act with respect to its shares issued to an Account that is a unit investment trust that offers interests that are registered under the 1933 Act and on which a registration fee has been or will be paid to the SEC (a “Registered Account”).  The Company agrees to provide the Fund or its agent each year at the reasonable request of the Fund, typically within 60 days of the end of the Fund’s fiscal year, information as to the number of shares purchased by a Registered Account and any other Account the interests of which are not registered under the 1933 Act.  The Company acknowledges that the Fund intends to rely on the information so provided.

1.9.            The Company shall be responsible for reasonably assuring that:  (a) only orders to purchase, redeem or exchange Portfolio shares received by the Company or any Indirect Intermediary (as defined below) prior to the Valuation Time (as defined below) shall be submitted directly or indirectly by the Company to the Fund or its transfer agent or other applicable agent for receipt of a price based on the net asset value per share calculated for that day in accordance with Rule 22c-1 under the 1940 Act (Orders to purchase, redeem or exchange Portfolio shares received by the Company subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per share in accordance with Rule 22c-1 under the 1940 Act).  For purposes of this provision, the term “Valuation Time” refers to the time as of which the shares of a Portfolio are valued on each business day, currently the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business.

ARTICLE II.       Representations and Warranties.

2.1.            The Fund represents and warrants that (i) the Fund is lawfully organized and validly existing under the laws of the State of Delaware, (ii) the Fund is and shall remain registered under the 1940 Act, and will comply in all material respects with the 1940 Act, (iii) Designated Portfolio shares sold pursuant to this Agreement are registered under the 1933 Act (to the extent required by that Act) and are duly authorized for issuance, (iv) the Fund shall amend the registration statement for the shares of the Designated Portfolios under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of such shares, and (v) the Board has elected for each Designated Portfolio to be taxed as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund makes no representations or warranties as to whether any aspect of the Designated Portfolios’ operations, including, but not limited to, investment policies, fees and expenses, complies with the insurance laws and other applicable laws of the various states.  The Company agrees to promptly notify the Fund of any investment restrictions imposed by state insurance law applicable to the Fund or a Designated Portfolio.  The Fund shall not be responsible, and the Company shall take full responsibility, for determining any jurisdiction in which any qualification or registration of Fund shares or the Fund by the Fund may be required in connection with the sale of the Contracts or the indirect interest of any Contract in any shares of the Fund and shall advise the Fund at such time and in such manner as is necessary to permit the Fund to comply.

2.2.            The Underwriter represents and warrants that shares of the Designated Portfolios (i) shall be offered and sold in compliance in all material respects with applicable federal securities laws, (ii) are offered and sold only to Participating Insurance Companies and their separate accounts and to persons or plans that communicate to the Fund that they qualify to purchase shares of the Designated Portfolios under Section 817(h) of the Code and the regulations thereunder without impairing the ability of the Account to consider the portfolio investments of the Designated Portfolios as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h) (“Qualified Persons”), and (iii) are registered and qualified for sale in accordance with the laws of the various states to the extent required by applicable law.

2.3.            Subject to Company’s representations and warranties in Sections 2.5 and 2.6, the Fund represents and warrants that it will invest the assets of each Designated Portfolio in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Code and the regulations issued thereunder (or any successor provisions).  Without limiting the scope of the foregoing, the Fund represents and warrants that each Designated Portfolio has complied and will continue to comply with Section 817(h) of the Code and Treasury Regulation §1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulation.  The Fund will make every reasonable effort (a) to notify the Company immediately upon having a reasonable basis for believing that a breach of this Section 2.3 has occurred, and (b) in the event of such a breach, to adequately diversify the Designated Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5.

2.4.            The Fund represents and warrants that each Designated Portfolio is or will be qualified as a Regulated Investment Company under Subchapter M of the Code, that the Fund will make every reasonable effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that the Fund will notify the Company immediately upon having a reasonable basis for believing that a Designated Portfolio has ceased to so qualify or that it might not so qualify in the future.

2.5.            The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act.  The Company also represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under Iowa insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act.  The Company further represents and warrants that (i) the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws, (ii) the sale of the Contracts shall comply in all material respects with state insurance suitability requirements; (iii) the information provided pursuant to Section 1.8 shall be accurate in all material respects; and (iv) it and the Account are Qualified Persons.  The Company shall register and qualify the Contracts or interests therein as securities in accordance with the laws of the various states only if and to the extent required by applicable law.

2.6.            The Company represents and warrants that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity contracts, under applicable provisions of the Code, and that it will make every reasonable effort to maintain such treatment, and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future.  In addition, the Company represents and warrants that each of its Accounts is a “segregated asset account” and that interests in the Accounts are offered exclusively through the purchase of or transfer into a “variable contract” within the meaning of such terms under Section 817 of the Code and the regulations thereunder.  Company will use every reasonable effort to continue to meet such definitional requirements, and it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

2.7.            The Underwriter represents and warrants that it is a member in good standing of the FINRA and is registered as a broker-dealer with the SEC.  The Underwriter further represents that it will sell and distribute Fund shares in accordance with any applicable state and federal securities laws.

2.8.            The Fund and the Underwriter represent and warrant that all of their trustees/directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.9.            The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million.  The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.  The Company agrees to hold for the benefit of the Fund and to pay to the Fund any amounts lost from larceny, embezzlement or other events covered by the aforesaid bond to the extent such amounts properly belong to the Fund pursuant to the terms of this Agreement.  The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

2.10.        The Company represents and warrants that it shall comply with any applicable privacy and notice provisions of 15 U.S.C. §§ 6801-6827 and any applicable regulations promulgated thereunder (including but not limited to 17 C.F.R. Part 248), and any other applicable federal and state privacy law, as they may be amended from time to time.

2.11.        The Company represents and warrants that it has in place an anti-money laundering program (“AML program”) that does now and will continue to comply with applicable laws and regulations, including the relevant provisions of the USA PATRIOT Act (Pub. L. No. 107-56 (2001)) and the regulations issued thereunder (the “Patriot Act”).  The Company hereby certifies that it has established and maintains an AML program that includes written policies, procedures and internal controls reasonably designed to identify its Contract owners and has undertaken appropriate due diligence efforts to “know its customers” in accordance with all applicable anti-money laundering regulations in its jurisdiction including, where applicable, the Patriot Act.  The Company further confirms that it will monitor for suspicious activity in accordance with the requirements of the Patriot Act.  In addition, the Company represents and warrants that it has adopted and implemented policies and procedures reasonably designed to achieve compliance with the applicable requirements administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

2.12.        The Company represents and warrants that (a) the Company has, and will maintain, policies and procedures reasonably designed to monitor and prevent market timing or excessive trading activity by its customers and (b) the Company will provide the Fund or its agent with assurances regarding the compliance of its handling of orders with respect to shares of the Designated Portfolios with the requirements of Rule 22c-1 under the 1940 Act, regulatory interpretations thereof, and the Fund’s market timing and excessive trading policies upon reasonable request.  Additionally, the Company shall comply with provisions of the Prospectus (the term “Prospectus” to include the summary prospectuses and statutory prospectuses of the Portfolios of the Fund as defined in Rule 498 under the 1933 Act), the statements of additional information for the Fund (each an “SAI”), and with applicable federal and state securities laws.  Among other things, and without limitation of the foregoing, the Company shall be responsible for reasonably assuring that the Company shall cause to be imposed and/or waived applicable redemption fees, if any, only in accordance with the Portfolio’s then current Prospectus or SAI and/or as instructed by the Underwriter.  The Company further agrees to make reasonable efforts to assist the Fund and its service providers (including but not limited to the Underwriter) to detect, prevent and report market timing or excessive short-term trading of Portfolio shares.  To the extent the Company has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus or SAI) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Portfolio shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, if any, the Company agrees to report such known violations to the Underwriter.

2.13.        The Fund represents and warrants that it will comply with the requirements of Rule 498 under the 1933 Act in connection with the offer and sale of Fund shares.  The Fund further represents and warrants that, to the extent that it provides the Company with summary prospectuses, it will maintain a website that is in compliance with all applicable requirements of Rule 498 under the 1933 Act, such that the Trust may be permitted to deliver summary prospectuses in lieu of statutory prospectuses, as such terms are defined in Rule 498.

ARTICLE III.     Prospectuses and Proxy Statements; Voting.

3.1.            The Underwriter shall provide the Company with as many copies of the Fund’s Prospectuses as the Company may reasonably request.  The Company shall bear the expense of printing copies of the current Prospectuses for the Contracts that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Fund’s Prospectuses that are used in connection with offering the Contracts issued by the Company.  If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new summary and/or statutory prospectus in electronic format at the Fund’s expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the Prospectuses for the Fund are amended) to have the prospectus for the Contracts and the Fund’s Prospectuses bound together in one document in accordance with applicable law, including but not limited to, Rule 498 under the 1933 Act (such printing to be at the Company’s expense).  The decision to bind the Fund’s Prospectuses with each other and with other documents is solely within the discretion of the Company.  The Company shall deliver the summary prospectus to existing Contract owners and potential investors as required by, and in accordance with, Rule 498 and all other applicable laws.  In addition, the Company, in its sole discretion, reserves the right to deliver the statutory prospectus for the Fund in place of the summary prospectus.

3.2.            The Underwriter (or the Fund), at its expense, shall provide a reasonable number of copies of the current SAI for the Fund free of charge to the Company for itself and for any owner of a Contract who requests such SAI.

3.3.            The Fund shall provide the Company with information regarding the Fund’s expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract.  The Company agrees that it will use such information in the form provided.  The Company shall provide prior written notice of any proposed modification of such information, which notice will describe in detail the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund.

3.4.            The Fund, at its expense, or at the expense of its designee, shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.5.            To the extent required by Section 12(d)(1)(E)(iii)(aa) of the 1940 Act or Rule 6e-2 or Rule 6e-3(T) thereunder, other applicable law, or by regulatory order, whenever the Fund shall have a meeting of shareholders of any series or class of shares, the Company shall:

•         solicit voting instructions from Contract owners;

•         vote Fund shares held in each Account at such shareholder meetings in accordance with instructions received from Contract owners;

•         vote Fund shares held in each Account for which it has not received timely instructions in the same proportion as it votes the applicable series or class of Fund shares for which it has received timely instructions; and

•         vote Fund shares held in its general account in the same proportion as it votes the applicable series or class of Fund shares held by the Accounts for which it has received timely instructions.

Except with respect to matters as to which the Company has the right under Rule 6e-2 or Rule 6e-3(T) under the 1940 Act, to vote Fund shares without regard to voting instructions from Contract owners, neither the Company nor any of its affiliates will recommend action in connection with, or oppose or interfere with, the actions of the Fund Board to hold shareholder meetings for the purpose of obtaining approval or disapproval from shareholders (and, indirectly, from Contract owners) of matters put before the shareholders.  The Company shall be responsible for assuring that it calculates voting instructions and votes Fund shares at shareholder meetings in a manner consistent with other Participating Insurance Companies.  The Fund shall notify the Company of any material changes to the Mixed and Shared Funding Exemptive Order or conditions.  Notwithstanding the foregoing, the Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

3.6.            Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt and provide in writing.

ARTICLE IV.    Sales Material and Information.

4.1.            The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named.  No such material shall be used until reviewed by the Fund or its designee, and the Fund or its designee will review such sales literature or promotional material within ten Business Days after receipt of such material; provided, however, that if the Fund does not object or provide comments to the Company within ten Business Days after receipt of such material, the Company will be entitled to use such material.  The Fund or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, and no such material shall be used if the Fund or its designee so object.

4.2.            The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser or the Underwriter in connection with the sale of the Contracts other than the information or representations contained in the registration statement or Prospectus or SAI for the Fund shares, as such registration statement and Prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.  The Company shall comply with all applicable laws, including Rule 498 under the 1933 Act, when composing, compiling and delivering sales literature or other promotional material.

4.3.            The Fund and the Underwriter, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or its Account, is named.  No such material shall be used until reviewed by the Company, and the Company will review such sales literature or promotional material within ten Business Days after receipt of such material; provided, however, that if the Company does not object or provide comments to the Fund within ten Business Days after receipt of such material, the Fund will be entitled to use such material.  The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

4.4.            The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5.            The Fund will provide to the Company at least one complete copy of all registration statements, summary and/or statutory prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

4.6.            The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities.  The Company shall provide to the Fund and the Underwriter any complaints received from the Contract owners pertaining to the Fund or the Designated Portfolio.

4.7.            The Fund will work with the Company at the Company’s reasonable request so as to enable the Company to solicit proxies from Contract owners, in an orderly manner.

4.8.            For purposes of this Article IV, the phrase “sales literature and other promotional materials” includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund:  advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, SAIs, shareholder reports, proxy materials, and any other communications distributed or made generally available with regard to the Fund.

ARTICLE V.       Fees and Expenses.

5.1.            Except as otherwise provided herein, no party to this Agreement shall pay any fee or other compensation to any other party to this Agreement.  Except as otherwise provided herein, all expenses incident to performance by a party under this Agreement shall be paid by such party.

5.2.            All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund.  The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale.  The Fund shall bear the expenses for the cost of registration and qualification of the Fund’s shares, preparation and filing of the Fund’s Prospectuses and registration statement, proxy materials and reports, setting the Prospectuses in type, setting in type and printing the proxy materials and reports to shareholders, the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund’s shares.

5.3.            The Company shall bear the expenses of distributing the Fund’s Prospectuses to owners of Contracts issued by the Company and of distributing the Fund’s proxy materials and reports to such Contract owners.

ARTICLE VI.    Potential Conflicts.

The following provisions shall apply only upon the sale of shares of the Fund to variable life insurance separate accounts, and then only to the extent required under the 1940 Act.

6.1.            The parties to this Agreement agree that the conditions or undertakings required by the Mixed and Shared Funding Exemptive Order that may be imposed on the Company, the Fund and/or the Underwriter by virtue of such order by the SEC:  (i) shall apply only upon the sale of shares of the Designated Portfolios to variable life insurance separate accounts (and then only to the extent required under the 1940 Act); (ii) shall apply and be incorporated herein by reference only if any of the Company, any Participating Insurance Company, the Fund or the Adviser relies on the exemptions from Sections 9(a), 13(a), 15(a) or 15(b) of the 1940 Act granted by the Mixed and Shared Funding Exemptive Order; and (iii) such parties agree to comply with such conditions and undertakings to the extent applicable to each such party notwithstanding any provision of this Agreement to the contrary.  The Mixed and Shared Funding Exemptive Order is attached hereto as Schedule B and is specifically incorporated by reference herein and made a part hereof.

6.2.            If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the parties to this Agreement, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5 and 3.6 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VII.        Indemnification.

7.1.            Indemnification By the Company.

(a)                The Company agrees to indemnify and hold harmless the Fund and the Underwriter and each of its trustees/directors and officers, and each person, if any, who controls the Fund or Underwriter within the meaning of Section 15 of the 1933 Act or who is under common control with the Underwriter (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(i)                  arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)                arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company’s authorization or control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii)               arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv)              arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Section 2.6 of this Agreement); or

(v)                arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 7.1(b) and 7.1(c) hereof.

(b)               The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, fraud, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of its obligations or duties under this Agreement.

(c)                The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action.  The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

(d)               The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

7.2.            Indemnification by the Underwriter.

(a)                The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(i)                  arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)                arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii)               arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Underwriter; or

(iv)              arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Sections 2.3 and 2.4 of this Agreement); or

(v)                arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; or

as limited by and in accordance with the provisions of Sections 7.2(b) and 7.2(c) hereof

(b)               The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, fraud, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

(c)                The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Party, the Underwriter will be entitled to participate, at its own expense, in the defense thereof.  The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Underwriter to such party of the Underwriter’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

(d)               The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

7.3.            Indemnification By the Fund.

(a)                The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

(i)                  arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Section 2.3 and 2.4 of this Agreement); or

(ii)                arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 7.3(b) and 7.3(c) hereof.  The parties acknowledge  that the Fund’s indemnification obligations under this Section 7.3 are subject to applicable law.

(b)               The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, fraud, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or the Account, whichever is applicable.

(c)                The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof.  The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Fund to such party of the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

(d)               The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE VIII.     Applicable Law.

8.1.            This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of California.

8.2.            This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, any Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.  If, in the future, the Mixed and Shared Funding Exemptive Order should no longer be necessary under applicable law, then Article VI shall no longer apply.

ARTICLE IX.    Termination.

9.1.            This Agreement shall continue in full force and effect until the first to occur of:

(a)                termination by any party, for any reason with respect to some or all Designated Portfolios, by three (3) months advance written notice delivered to the other parties; or

(b)               termination by the Company by written notice to the Fund and the Underwriter based upon the Company’s determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

(c)                termination by the Company by written notice to the Fund and the Underwriter in the event any of the Designated Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)               termination by the Fund or Underwriter in the event that formal administrative proceedings are instituted against the Company by FINRA, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company’s duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund’s shares; provided, however, that the Fund or Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

(e)                termination by the Company in the event that formal administrative proceedings are instituted against the Fund or Underwriter by FINRA, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

(f)                 termination by the Company by written notice to the Fund and the Underwriter with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in Section 2.4 hereof, or if the Company reasonably believes that such Portfolio may fail to so qualify or comply; or

(g)                termination by the Fund or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Section 2.6 hereof; or

(h)                termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(i)                  termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund, Adviser, or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(j)                 termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 9.3(iii) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 9.1(j) shall be effective forty-five days after the notice specified in Section 9.3(iii) was given; or

(k)               termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Fund and Underwriter of the date of substitution; or

(l)                  termination by the Fund if the Board has decided to (i) refuse to sell shares of any Designated Portfolio to the Company and/or any of its Accounts; (ii) suspend or terminate the offering of shares of any Designated Portfolio; or (iii) dissolve, reorganize, liquidate, merge or sell all assets of the Fund or any Designated Portfolio, subject to the provisions of Section 1.1; or

(m)              termination by any party in the event that the Fund’s Board of Trustees determines that a material irreconcilable conflict exists as provided in Article VI.

9.2.            Notwithstanding any termination of this Agreement and subject to the Board’s discretionary authority to suspend or terminate the offering of Fund shares of any Designated Portfolio or class thereof under Section 1.1 hereto, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”), unless the Underwriter requests that the Company seek an order pursuant to Section 26(c) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios. The Underwriter agrees to split the cost of seeking such an order requested by the Underwriter, and the Company agrees that it shall reasonably cooperate with the Underwriter and seek such an order upon request.  Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Underwriter).  The parties agree that this Section 9.2 shall not apply to any terminations under Article VI and the effect of such Article VI terminations shall be governed by Article VI of this Agreement.  The parties further agree that this Section 9.2 shall not apply to any terminations under Section 9.1(g) of this Agreement.

9.3.            The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company’s assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a “Legally Required Redemption”), (iii) upon 45 days prior written notice to the Fund and the Underwriter, as permitted by an order of the SEC pursuant to Section 26(c) of the 1940 Act, but only if a substitution of other securities for the shares of the Designated Portfolios is consistent with the terms of the Contracts, or (iv) as permitted under the terms of the Contracts.  Upon request, the Company will promptly furnish to the Fund reasonable assurance that any redemption pursuant to clause (ii) above is a Legally Required Redemption.  Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Designated Portfolio that was otherwise available under the Contracts without first giving the Fund 45 days notice of its intention to do so.

9.4.            Notwithstanding any termination of this Agreement, each party’s obligation under Article VII to indemnify the other parties shall survive.

ARTICLE X.       Notices.

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:                                       PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660
Attention:  Legal Department

With a copy to:

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660
Attention:  Legal Department

If to the Company:                    Midland National Life

                                                4546 Corporate Dr.

                                                Suite 100

                                                West Des Moines, IA 50266

                                                Attn:  Bill Lowe

If to Underwriter:                                  PIMCO Investments LLC
1633 Broadway, 45th Floor

New York, NY 10019

Attention: Chief Legal Officer

ARTICLE XI.    Miscellaneous.

11.1.        All persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective applicable Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Fund.  The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

11.2.        Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information has come into the public domain.

11.3.        The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.4.        This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.5.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

11.6.        Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.  Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the applicable Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable insurance contract operations of the Company are being conducted in a manner consistent with the applicable variable insurance contract laws and regulations and any other applicable law or regulations.

11.7.        The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.8.        This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

11.9.        The Company will comply with the Fund’s policies and procedures regarding market timing.  The Company agrees to provide the Underwriter, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of shares held through an account maintained by the Company during the period covered by the request.  Unless otherwise specifically requested by the Underwriter, the Company shall only be required to provide information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

(a)                Period Covered by Request.  Requests must set forth a specific period, not to exceed 180 days from the date of the request, for which transaction information is sought.  The Underwriter may request transaction information older than 180 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by the Fund or the Underwriter for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Portfolio.

(b)               Form and Timing of Response.  The Company agrees to provide, promptly upon request of the Underwriter, the requested information specified in this Section 11.9.  The Company agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in this Section 11.9 is itself a “financial intermediary,” as that term is defined in Rule 22c-2 under the 1940 Act (an “Indirect Intermediary”) and, upon request of the Underwriter, promptly either (i) provide (or arrange to have provided) the information set forth in this Section 11.9  for those Contractholders who hold an account with an Indirect Intermediary or (ii) restrict or prohibit the Indirect Intermediary from purchasing shares in nominee name on behalf of other persons.  The Company additionally agrees to inform the Underwriter whether it plans to perform (i) or (ii) above.  Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.  To the extent practicable, the format for any Contractholder and transaction information provided to the Underwriter should be consistent with the NSCC Standardized Data Reporting Format.

(c)                Limitations on Use of Information.  The Underwriter and the Fund agree not to use the information received under this Section 11.9 for marketing or any other similar purpose and will only use the information as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

(d)               Agreement to Restrict Trading.  The Company agrees to execute written instructions from the Underwriter to restrict or prohibit further purchases or exchanges of Portfolio shares by a Contractholder that has been identified by the Underwriter as having engaged in transactions in Portfolio shares (directly or indirectly through the Company’s account) that violate policies established or utilized by the Fund or the Underwriter for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Portfolio.  Unless otherwise directed by the Underwriter, any such restrictions or prohibitions shall only apply to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions that are effected directly or indirectly through the Company.

(e)                Form of Instructions.  Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Contractholder, if known, and the specific restriction(s) to be executed. Including how long the restriction(s) is(are) to remain in place.  If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

(f)                 Timing of Response.  The Company agrees to execute instructions from the Underwriter as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Company.

(g)                Confirmation by the Company.  The Company must provide written confirmation to the Underwriter that the Underwriter’s instructions to restrict or prohibit trading have been executed.  The Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

(h)                Definitions.  For purposes of this Section 11.9, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

(i)                  The term “Contractholder” means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

(ii)                The term “Contractholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Portfolio, but does not include transactions that are executed:  (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Portfolio as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as a result of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as a result of an allocation of assets to a Portfolio through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required “free look” period.

(iii)               The term “Contractholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Portfolio, but does not include transactions that are executed:  (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Portfolio as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Portfolio as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

(iv)              The term “Portfolios” shall mean the constituent series of the Fund, but for purposes of this Section 11.9 shall not include Portfolios excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

(v)                The term “promptly” shall mean as soon as practicable but in no event later than five (5) business days from the Company’s receipt of the request for information from the Underwriter.

(vi)              The term “written” includes electronic writings and facsimile transmissions.

(vii)         In addition, for purposes of this Section 11.9, the term “purchase” does not include the automatic reinvestment of dividends or distributions.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

MIDLAND NATIONAL LIFE

By its authorized officer

By: /s/ William Lowe

Name: William Lowe
Title: President

Date: 12/20/11

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By: /s/ Eric D. Johnson
Name: Eric D. Johnson
Title: Vice President

Date: 12/20/11

PIMCO INVESTMENTS LLC

By its authorized officer

By: /s/ Steven B. Plump
Name: Steven B. Plump
Title: Vice President

Date: 12/20/11

Schedule A

The term “Designated Portfolio” of the Fund will include the following:

Each series (each a “Portfolio”) of the PIMCO Variable Insurance Trust  that offers Advisor Class shares and that is operating as of the date of this Agreement or commences operation after the date of this Agreement, other than any such Portfolio that ceases operations.

Segregated Asset Accounts: Midland National Life Separate Account C – established March 19, 1991 under Iowa law

Variable Life Insurance and Variable Annuity Contracts: LiveWell Variable Annuity (Securities Act of 1933 File Number 333-176870)

Schedule B

See attached order of the Securities and Exchange Commission: PIMCO Variable Insurance Trust, et al., Investment Company Act Rel. Nos. 22994 (Jan. 7, 1998) (Notice) and 23022 (Feb. 9, 1998) (Order)

24(b)(8)(y)	Participation Agreement between Midland National Life Insurance Company and Rydex Distributors LLC.

PARTICIPATION AGREEMENT

Among

Rydex Variable Trust,

Rydex Distributors, LLC

And

Midland National Life Insurance Company

THIS AGREEMENT, made and entered into as of this ______ day of ___________, 2012 by and among Midland National Life Insurance Company (hereinafter the "Company"), a life insurance company organized under the laws of Iowa, on its own behalf and on behalf of each Account (defined below), RYDEX VARIABLE TRUST, a Delaware statutory trust and RYDEX DISTRIBUTORS, LLC (hereinafter the “Underwriter”), a Kansas limited liability company.

WHEREAS, the Underwriter is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and serves as the principal underwriter for Rydex Variable Trust, a registered investment company (the “Fund”); and

WHEREAS, the Fund engages in business as open-end investment management companies and is available to act as (i) an investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and individual and group annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) an investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and

WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Products enter into participation agreements with the Fund and the Underwriter (the “Participating Insurance Companies”); and

WHEREAS, beneficial interests in the Fund are divided into several series of interests or shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement (each such series is hereinafter referred to as a "Series"); and

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated February 25, 1999 (File No. 812-11344), granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Insurance Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter each a  "Mixed and Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS, the Variable Insurance Products issued or that will be issued by the Company (“Contracts”) have been or will be registered by the Company under the 1933 Act, unless such Contracts are exempt from registration thereunder; and

WHEREAS, the Company has established each account as a duly organized, validly existing segregated asset account, by resolution or under authority of the Board of Directors of the Company to set aside and invest assets attributable to the aforementioned Contracts (each an “Account”), and the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Series on behalf of each Account to fund the aforementioned Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, and the Underwriter each agree as follows:

                                              ARTICLE I.  Purchase of Fund Shares

1.1.  The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order.  For purposes of this Section, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Company uses its best efforts to deliver the order to the Fund by 9:00 a.m. Eastern time on the next following Business Day, and provided further that the final order is received by the Fund not later than 9:30 a.m. on such Business Day or, if the parties agree to communicate, process and settle purchase and redemption transactions for shares via the Fund/SERV and Networking systems of the National Securities Clearing Corporation (“NSCC”), by the latest time trades are accepted by Fund/SERV.   “Fund/SERV” shall mean NSCC’s system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration.  “Networking” shall mean NSCC’s system that allows mutual funds and life insurance companies to exchange account level information electronically.  "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates the net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2.  The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use best efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading.  Notwithstanding the foregoing, the Board of Trustees of Rydex Variable Trust (hereinafter the "Board") may refuse to permit the Fund to sell shares of the Fund to any person, or suspend or terminate the offering of shares of any Series if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

1.3.  The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans all in accordance with the requirement of Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (“Code”) and Treasury regulation 1.817-5(f).  No shares of the Fund will be sold to the general public.

1.4.  The Fund will not make its shares available for purchase by any insurance company or separate account unless an agreement containing provisions substantially the same as in Section 1.3 of Article I, Section 2.4 of Article II, Section 3.5 of Article III, Article VI and Article VII of this Agreement is in effect to govern such sales.

1.5.  The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption.  Subject to and in accordance with applicable laws, and subject to written consent of the Company, the Fund may redeem shares for assets other than cash.  For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Company uses its best efforts to deliver the order to the Fund by 9:00 a.m. Eastern time on the next following Business Day, and provided further that the final order is received by the Fund not later than 9:30 a.m. on such Business Day.  Payment by the Fund of redemption proceeds shall be made to the Company in federal funds transmitted by wire by  3:00 p.m. Eastern time on the Business Day that the Fund receives actual notice of an order to redeem, provided however, that the Fund reserves the right to postpone the date of payment in accordance with the 1940 Act.

1.6.  The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectuses of the Fund shall be made in accordance with the provisions of such prospectuses, provided however, that the provisions of the then current Fund prospectuses will not be deemed to alter any provision of Section 1.1 or 1.5.

1.7.  The Company shall pay for Fund shares on the Business Day that it receives actual notice of a purchase order.   Payment shall be in federal funds transmitted by wire by 3 p.m. Eastern.  For purposes of Section 2.8 and 2.9, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.8.  Issuance and transfer of the Fund’s shares will be by book entry only.  Stock certificates will not be issued to the Company or any Account.  Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9.  The Fund shall furnish same day notice (by electronic means, wire or telephone, followed by written confirmation) to the Company, by 6:30 p.m. Eastern time, of any income, dividends or capital gain distributions payable on Fund shares.  The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of the Fund.  The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.  The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.10.  The Fund shall make the net asset value per share for the Fund available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. In the event that the Fund is unable to meet the time stated immediately above, then the Fund shall provide the Company with additional time to notify the Fund of purchase or redemption orders pursuant to Sections 1.1 and 1.5, respectively, above.  Such additional time shall be equal to the additional time that the Fund takes to make the net asset values available to the Company; provided, however, that notification must be made by 10:15 a.m. Eastern time on the Business Day such order is to be executed regardless of when the net asset value is made available.  If the Fund provides the Company with materially incorrect share net asset value information, the Company on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value.  Any material error in the calculation of the net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.  In the event that any such material error is attributable to the Fund, or its designated agent for calculating the net asset value, any administrative or other costs or losses incurred for correcting underlying Contract owner accounts shall be at Underwriter’s expense.  Non-material errors will be corrected in the next Business Day's net asset value per share.

1.11.    Except as noted on Schedule A, it is agreed that Company, on behalf of an Account, has access under this Agreement to all Series and all share classes thereof (including Series and share classes created in the future) and that it shall not be necessary to list the Accounts, the Contracts, the Series or the share classes on Schedule A.  It is further agreed that a segregated asset account of the Company shall become an “Account” hereunder as of the date such segregated asset account first invests in the Fund.  A series of the Fund shall become a “Series” hereunder as of the date an Account first invests in such Series.  Notwithstanding the fact that Accounts, Contracts and Series need not be listed on Schedule A, the parties may, in their discretion and for convenience and ease of reference only, include one or more Accounts, Contracts and Series on Schedule A from time to time.

                                       ARTICLE II.  Representations and Warranties

2.1.  The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.  The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Iowa state insurance laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2.  The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act.  The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of shares.  The Fund shall register and qualify the shares for sale in accordance with the laws of the various states, to the extent required by applicable state law.

2.3.  The Fund represents and warrants that each Series is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that they will maintain such qualification (under Subchapter M or any successor or similar provision) and that the Fund will notify the Company immediately upon having a reasonable basis for believing that they have ceased to so qualify or that they might not so qualify in the future. The Fund represents and warrants that it has complied and will continue to comply with Section 817(h) of the Code and Treasury Regulation 1.817-5 (or any successor or similar provisions) relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulation and that the Fund will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so comply or that it might not so comply in the future and in the event of such a breach, to adequately diversify the affected portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5.

2.4.  The Company represents and warrants that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5.  The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, it will have the Board’s approve any plan under Rule 12b-1 to finance distribution expenses to the extent such approval is required by the 1940 Act.

2.6.  The Fund represents that it is lawfully organized and validly existing under the laws of the state in which it is organized and that it do and will comply in all material respects with the 1940 Act.

2.7.  The Underwriter represents and warrants that it is registered with the SEC under the 1934 Act as a broker/dealer and is a member in good standing of FINRA, and that it shall remain duly registered in all material respects to the extent required under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

2.8.  The Fund represents and warrants that its directors, officers, employees dealing with the money and/or securities of the Fund is and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required by Rule 17g-(1) under the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.9.  The Company represents and warrants that all of its directors, officers, employees dealing with the money and/or securities of the Fund are and shall continue to be covered by a blanket fidelity bond or similar coverage for the benefit of the Company and the separate accounts in an amount not less than the minimum coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.10  Each party represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate, partnership or trust action, as applicable, by such party, and, when so executed and delivered, this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

            2.11 The Company represents and warrants that it will cooperate with the Fund’s policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Fund (the “Policy”), as set forth in the Fund’s current prospectus (“Fund Prospectus”).  The aforesaid includes among other things, the monitoring of shareholder/participant trading activity and the restriction of shareholder/participant trading privileges at the sub-account level if warranted by the Policy and requested by the Fund.

            2.12.  The Company represents and warrants that it will adhere to all applicable anti-money laundering rules and regulations in fulfilling its obligations under this Agreement.

            2.13.  The Fund represents and warrants that it will comply with the requirements of Rule 498 under the 1933 Act in connection with the offer and sale of Fund shares.  The Fund further represents and warrants that, to the extent that it provides the Company with “summary prospectuses,” as such term is defined in Rule 498, it will maintain a website that is in compliance with all applicable requirements of Rule 498 under the 1933 Act, such that the Fund may be permitted to deliver summary prospectuses in lieu of statutory prospectuses, as such terms are defined in Rule 498.

            2.14.    The Company, Fund and Underwriter agree that all non-public records, information, and data relating to the business of the other (including customer names and information and portfolio holdings information) that are exchanged or negotiated pursuant to this Agreement or in carrying out this Agreement shall remain confidential, and shall not be voluntarily disclosed by either party without the prior written consent of the other party, except as may be required by law or by such party to carry out this Agreement or an order of an court, governmental agency or regulatory body.

ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting

3.1.  The Fund shall provide the Company with as many printed copies of the current prospectus, current Statement of Additional Information (“SAI”), supplements, proxy statements, and annual or semi-annual reports of each series as the Company may reasonably request, with expenses to be borne in accordance with Schedule C hereof. If requested by the Company in lieu thereof, the Fund shall provide such documents (including a print-ready PDF, or an electronic copy of the documents in a format suitable for printing and posting on the Company’s website, all as the Company may reasonably request) and such other assistance as is reasonably necessary in order for the Company to have prospectuses, SAIs, supplements and annual or semi-annual reports for the Contracts and the Fund printed together in a single document or posted on the Company’s web-site or printed individually by the Company if it so chooses.

3.2   If the Fund determines to distribute Fund summary prospectuses to Contract owners pursuant to Rule 498 of the 1933 Act, as set forth in Schedule D of this Agreement, then each party to the Agreement represents and warrants that  it complies with the requirements of Rule 498 and applicable SEC guidance regarding the Rule in connection therewith, and that it maintains policies and procedures reasonably designed to ensure that it can meet its obligations in connection with Fund summary prospectuses. The parties agree to comply with the terms included in the attached Schedule D as of the effective date of this Agreement.

3.3.  The Fund’s statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.

3.4.  If and to the extent required by law the Company shall:

(i) solicit voting instructions from Contract owners;

(ii) vote the Fund shares in accordance with instructions received from Contract owners; and

(iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Fund for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners.  The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent permitted by law.  The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule B attached hereto and incorporated herein by reference.  Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in a Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B, which standards will also be provided to the other Participating Insurance Companies.

3.5.  The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b).  Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

3.6. The Fund shall use reasonable efforts to provide Fund prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and distribution of the communications in accordance with applicable laws and regulations.

                                       ARTICLE IV.  Sales Material and Information

4.1.  The Company shall furnish, or shall cause to be furnished, to the Underwriter, each piece of sales literature or other promotional material in which the Fund or the Underwriter are named, at least ten Business Days prior to its use.  No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

4.2.  The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statements or prospectuses for the Fund, as such registration statements and prospectuses may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

4.3.  The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its separate account(s) or Contracts are named at least ten Business Days prior to its use.  No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

4.4.  The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5.  Upon request, the Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6.  Upon request, the Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Fund under the Contracts, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.7.  For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, reprints or excerpts of any other advertisement, sales literature, or published article), or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

                                                  ARTICLE V.  Fees and Expenses

5.1.  The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund adopts and implements or has adopted and implement a plan pursuant to Rule 12b-1 (or any successor rule adopted under the 1940 Act) to finance distribution expenses or a shareholder servicing plan to finance investor services, then payments may be made to the Company or its affiliate, or to the underwriter for the Contracts, or to other service providers if and in amounts agreed upon by the parties.

5.2.  All expenses incident to performance by the parties under this Agreement shall be paid in accordance with Schedule C.

                                                     ARTICLE VI.  Diversification

6.1.    The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as annuity, endowment or life insurance contracts, whichever is applicable, under the Code and the regulations issued thereunder.  Without limiting the scope of the foregoing, the Fund has complied and will at all times continue to comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations.  In the event of a breach of this Article VI by the Fund, the Fund will take all reasonable steps (a) to notify Company of such breach as promptly as possible and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                                                 ARTICLE VII.   Potential Conflicts

7.1.  The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund.  An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners.  The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2.  The Company will report any potential or existing conflicts of which it is aware to the Board.  The Company will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised.  This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.  Such responsibilities shall be carried out by the Company with a view only to the interests of its Contract owners.

7.3.  If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Series of the  Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account. Such responsibilities shall be carried out by the Company with a view only to the interests of its Contract owners.

7.4.  If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund’s election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six-month period the Distributor shall continue to accept and implement orders by the Company for the purchase (and redemption) of Fund shares, subject to the terms of the Fund’s then-current prospectus. No charge or penalty will be imposed as a result of such withdrawal.  The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

7.5.  If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the position of the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6.  For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts.  The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.  In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account’s investment in the Fund (subject to any applicable regulatory approval) and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7.  If and to the extent the Mixed and Shared Funding Exemptive Order or any amendment thereto contains terms and conditions different from Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, 7.5 and 7.8 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Mixed and Shared Funding Exemptive Order, and Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, 7.5, and 7.8 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Mixed and Shared Funding Exemptive Order or any amendment thereto.  If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                                                   ARTICLE VIII.  Indemnification

8.1.  Indemnification By The Company

 (a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and each officer and employee of the Fund, the Underwriter and each director, officer and employee of the Underwriter, and each person, if any, who controls the Fund, or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, an "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Fund shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or statement of additional information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or the Underwriter) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii)  arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

(iv)  arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v)  arise out of or result from any material breach of any representation or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

 (b).  The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from the willful misfeasance, fraud, bad faith, or gross negligence on the part of any of the Indemnified Parties in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

 (c).  The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision unless the Company is materially prejudiced by failure to notify.   In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action.  The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action.  After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

 (d).  The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund’s shares or the Contracts or the operation of the Fund.

8.2.  Indemnification by the Underwriter

(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, an "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Fund or the Contracts and:

(i)  arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement, prospectus, statement of additional information for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)  arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, Underwriter(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii)  arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

(iv)  arise as a result of any material failure by the Fund to provide the services and furnish the materials under the terms of this Agreement, or

(v)  arise out of or result from any material breach of any representation and/or warranty made by the Fund or Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof, or

   vi. arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate.

 (b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities, or litigation incurred or assessed against an Indemnified Party as such may arise from the willful misfeasance, fraud, bad faith, or gross negligence on the part of any of the Indemnified Parties in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

 (c).  The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof.  The Underwriter also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action.  After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

 (d).  The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3.  Indemnification by the Fund

 (a).  The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board, or any member thereof, and are related to the operations of the Fund and:

(i)  arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

 (b).  The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, fraud, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

 (c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at their own expense, in the defense thereof.  The Fund also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action.  After notice from the Fund to such party of the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

 (d).  The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of any Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX.  Applicable Law

9.1.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the substantive laws of the State of Kansas.

9.2.  This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                                                        ARTICLE X.  Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

(a)        termination by any party for any reason by one hundred and eighty (180) days advance written notice delivered to the other parties; or

(b)        termination by the Company by written notice to the applicable Fund and the Underwriter with respect to any Series based upon the Company's determination that shares of such Series are not reasonably available to meet the requirements of the Contracts; or

(c)        termination by the Company by written notice to the applicable Fund and the Underwriter with respect to any Series in the event any of the Series’ shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)        termination by the Company by written notice to the applicable Fund and the Underwriter  in the event that any Series ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that any Series may fail to so qualify; or

(e)        termination by the Company by written notice to the applicable Fund and the Underwriter  in the event that any Series fails to meet the diversification requirements specified in Article VI hereof or if the Company reasonably believes that any Series may fail to meet such diversification requirements; or

(f)         termination by the Fund or the Underwriter by written notice to the Company if the Fund or Underwriter shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, provided that the Fund or the Distributor will give the Company sixty (60) days’ advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Company and any other changes in circumstances since the giving of such notice, the determination of the Fund or the Distributor shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

(g)        termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter have suffered a material adverse change in their or its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h) termination by the Company in the event that formal administrative proceedings are instituted against the Fund or Underwriter by FINRA, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

(i) termination by any party upon the another party’s breach of any representation in Section 2 or any material provision of this Agreement, which breach has not been cured to the satisfaction of the terminating party within ten (10) days after written notice of such breach is delivered to the Fund, Underwriter or the Company, as the case may be.

10.2.  Notwithstanding any termination of this Agreement, the Fund shall, at the option of the Company, continue to make available additional shares of the Series pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts").  Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Series, redemption of investments in the Series and investment in the Series upon the making of additional purchase payments under the Existing Contracts.  The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3.  The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to Section 26(b) of the 1940 Act.  Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption.  Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Series that was otherwise available under the Contracts without first giving the Series 90 days prior written notice of its intention to do so.

10.4  Notwithstanding any termination of this Agreement, each party’s obligations under Article VIII shall survive.

                                                           ARTICLE XI.  Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Rydex Variable Trust

One Security Benefit Place

Topeka, KS  66636-0001

Attn: Law Department

If to Underwriter:

Rydex Distributors, LLC

805 King Farm Blvd., Suite 600

Rockville, MD  20850

Attn:  Law Department

If to the Company:

                        Midland National Life Insurance Company

                        4546 Corporate Drive

                        West Des Moines, IA 50266

                        Attn:  Bill Lowe

                                    ARTICLE XII. Information Sharing

            13.1.  Company agrees to provide to Underwriter or its designee, upon written request, the taxpayer identification number (“TIN”) and the Contract owner number or participant account number associated with the Contract owner, if known, of any or all Contract owners of the account and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Company during the period covered by the request.  Unless otherwise specifically requested by the Underwriter or its designee, the Company shall only be required to provide information relating to Contract owner-Initiated transactions.  Requests must set forth a specific period, generally not to exceed 90 days from the date of the request, for which transaction information is sought.  Underwriter or its designee may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.  Fund requests for Contract owner information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the shares issued by the Fund.

Company agrees to transmit the requested information that is on its books and records to Underwriter or its designee promptly, but in any event not later than five (5) business days, or as otherwise agreed to by the parties, after receipt of a request.  If the requested information is not on the Company’s books and records, Company agrees to (i) provide or arrange to provide to the Fund the requested information pertaining to Contract owners who hold accounts with an indirect intermediary; or (ii) if directed by Underwriter, block further purchases of Shares from such indirect intermediary.  In such instance, Company agrees to inform Underwriter whether it plans to perform (i) or (ii).  Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.  To the extent practicable, the format for any transaction information provided to Underwriter should be consistent with the NSCC Standardized Data Reporting Format.  For purposes of this provision, an “indirect intermediary” has the same meaning as in SEC Rule 22c-2 under the 1940 Act.

13.2.  Underwriter agrees not to use the information received for marketing or any other similar purpose and will only use the information as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

13.3. Company agrees to execute written instructions from Underwriter to restrict or prohibit further purchases (including shares acquired by exchanges) of Shares by a Contract owner that has been identified by Underwriter or its designee as having engaged in transactions in the Shares (directly or indirectly through the Company’s account) that violates policies established by the Fund.  Unless otherwise directed by the Underwriter, any such restrictions or prohibitions shall only apply to Contract owner-initiated transactions that are effected directly or indirectly through the Company.

13.4. Instructions must include the TIN, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place.  If the TIN is not known, the instructions must include an equivalent identifying number of the Contract owner (s) or account(s) or other agreed upon information to which instruction relates.

13.5. Company agrees to execute instruction as soon as practicable, but not later than five (5) business days, or as otherwise agreed to by the parties, after receipt of the instructions by the Company.

13.6. Company must provide written confirmation to Underwriter that instructions have been executed.  Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

                                                    ARTICLE XIII.  Miscellaneous

12.1.  All persons dealing with the Fund or Series thereof must look solely to the property of the Fund or applicable Series thereof for the enforcement of any claims against such Fund as neither the Boards, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund and no Series of a Fund assumes liability for the obligation of any other Series of the Fund.  For purposes of the foregoing, obligations of the Fund under this Agreement, including without limitation indemnification obligations of the Fund under Section 8.3 of this Agreement, arising out of acts or failures to act by or on behalf of one or more series of the Fund shall be deemed to be obligations of such series only, enforceable only out of the assets of such series.

12.2.    Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3.  The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4.  This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6.  Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, FINRA and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.  Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Iowa Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the Iowa Insurance Regulations and any other applicable law or regulations.

12.7.  The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8.  This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign its rights under this Agreement (but not its obligations) to any affiliate of or company under common control with the Underwriter.

12.9  This Agreement may be amended only by a writing signed by all parties.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

MIDLAND NATIONAL LIFE INSURANCE COMPANY By:/s/ William Lowe President_____________________________	RYDEX VARIABLE TRUST By: ______________________________

RYDEX DISTRIBUTORS, LLC. By: ______________________________

SCHEDULE A

                          SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Shares of the Fund shall be made available as investments for the following Separate Accounts:

    Name of Separate Account

Midland National Life Insurance Company Separate Account C, dtd 03-19-91.

(Separate Account C is 1940 Act SEC File Number 811-07772)

Additionally, “Accounts” and “Contracts” will include any new Accounts and Contracts created subsequent to the date hereof.

Fund and Series

Rydex Variable Trust

Alternative Strategies Allocation Fund

Amerigo Fund

Banking Fund

Basic Materials Fund

Biotechnology Fund

Clermont Fund

Commodities Strategy Fund

Consumer Products Fund

Dow 2x Strategy Fund

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

Electronics Fund

Energy Fund

Energy Services Fund

All-Asset Aggressive Strategy Fund

All-Asset Conservative Strategy Fund

All-Asset Moderate Strategy Fund

Europe 1.25x Strategy Fund

Financial Services Fund

Government Long Bond 1.2x Strategy Fund

Health Care Fund

International Long Short Select Fund

Internet Fund

Inverse Dow 2x Strategy Fund

Inverse Government Long Bond Strategy Fund

Inverse Mid-Cap Strategy Fund

Inverse NASDAQ-100® Strategy Fund

Inverse Russell 2000® Strategy Fund

Inverse S&P 500 Strategy Fund

Japan 2x Strategy Fund

Leisure Fund

Managed Futures Strategy Fund

Mid-Cap 1.5x Strategy Fund

Multi-Hedge Strategies Fund

NASDAQ-100® 2x Strategy Fund

NASDAQ-100® Fund

Nova Fund

Precious Metals Fund

Real Estate Fund

Retailing Fund

Russell 2000® 1.5x Strategy Fund

Russell 2000® 2x Strategy Fund

S&P 500 2x Strategy Fund

S&P 500 Pure Growth Fund

S&P 500 Pure Value Fund

S&P MidCap 400 Pure Growth Fund

S&P MidCap 400 Pure Value Fund

S&P SmallCap 600 Pure Growth Fund

S&P SmallCap 600 Pure Value Fund

Select Allocation Fund

Strengthening Dollar 2x Strategy Fund

Technology Fund

Telecommunications Fund

Transportation Fund

U.S. Government Money Market Fund

U.S. Long Short Momentum Fund

Utilities Fund

Weakening Dollar 2x Strategy Fund

Additionally, “Series” will include any series created subsequent to the date hereof.

SCHEDULE B

                                                 PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund.  The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Company to perform the steps delineated below.

1          The proxy proposals are given to the Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures.  At this time the Fund will inform the Company of the Record, Mailing and Meeting dates.  This will be done verbally approximately two months before meeting.

2          Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date.  Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

Note: The number of proxy statements is determined by the activities described in this Step #2.  The Company will use its best efforts to call in the number of Customers to the Fund, as soon as possible, but no later than two weeks after the Record Date.

3          The Fund’s Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of voting, instruction solicitation material.  The Fund will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4          The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund.  The Company, at its expense, shall produce and personalize the Voting Instruction Cards.  The Fund or its affiliate must approve the Card before it is printed.  Allow approximately 2-4 business days for printing information on the Cards.  Information commonly found on the Cards includes:

a          name (legal name as found on account registration)

b          address

c          Fund or account number

d          coding to state number of units

e          individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5          During this time, the Fund will develop, produce and pay for the Notice of Proxy and the Proxy Statement (one document).  Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Company).  Contents of envelope sent to Customers by the Company will include:

a          Voting Instruction Card(s)

b          one proxy notice and statement (one document)

c          return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

d          "urge buckslip" - optional, but recommended.  (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important.  One copy will be supplied by the Fund.)

e          cover letter - optional, supplied by Company and reviewed and approved in advance by the Trust

6          The above contents should be received by the Company approximately 3-5 business days before mail date.  Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness.  Copy of this approval sent to the Trust.

7          Package mailed by the Company.

*          The Fund must allow at least a 15-day solicitation time to the Company as the shareowner.  (A 5-week period is recommended.)  Solicitation time is calculated as calendar days from (but not  including,) the meeting, counting backwards.

8          Collection and tabulation of Cards begins.  Tabulation usually takes place in another department or another vendor depending on process used.  An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

Note:  Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by the Fund in the past.

9          Signatures on Card checked against legal name on account registration which was printed on the Card.

Note:  For Example, if the account registration is under "John A. Smith, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10        If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope.  The mutilated or illegible Card is disregarded and considered to be not  received  for purposes of vote tabulation.  Any Cards that have been "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system.  Any questions on those Cards are usually remedied individually.

11        There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation.  The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated.  If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur.  This may entail a recount.

12        The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.)  The Fund must review and approve tabulation format.

13        Final tabulation in shares is verbally given by the Company to the Fund on the morning of the meeting not later than 10:00 a.m. Eastern time.  The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

14        A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote.  The Fund will provide a standard form for each Certification.

15        The Company will be required to box and archive the Cards received from the Customers.  In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Fund will be permitted reasonable access to such Cards.

16        All approvals and "signing-off' may be done orally, but must always be followed up in writing.

SCHEDULE C

EXPENSES

The Fund and the Company will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below.  The term “Current” is defined as an existing Contract owner with value allocated to one or more Series.  The term “Prospective” is defined as a potential new Contract owner.

Item	Function	Party Responsible for Coordination	Party Responsible for Expense
Fund Prospectus	Printing of prospectuses	Company	Current - Fund Prospective - Company
	Distribution (including postage) to Current Clients	Company	Company
	Distribution (including postage) to Prospective Clients	Company	Company
Fund Prospectus Update & Distribution	If Required by Fund or Distributor	Distributor	Distributor
	If Required by Company	Company (Distributor to provide Company with document in PDF format)	Company
Fund SAI	Printing	Distributor	Company
	Distribution (including postage) to Current Clients	Company	Company
	Distribution (including postage) to Prospective Clients	Company	Company
Proxy Material for Fund	Printing of proxy required by Law	Fund	Fund
	Distribution (including labor) of proxy required by Law	Company	Fund
Fund Annual & Semi-Annual Report	Printing of reports	Fund	Current - Fund Prospective - Company
	Distribution	Company	Current - Fund Prospective - Company
Other communication to New and Prospective clients	If Required by law, the Fund or Underwriter	Company	Current - Fund Prospective - Company
	If Required by Company	Company	Company
	Distribution (including labor and printing) if required by Company	Company	Company
Operations of the Fund

All operations and related expenses, including the cost of registration and qualification of shares, taxes on the issuance or transfer of shares, cost of management of the business affairs of a Fund, and expenses paid or assumed by a Fund pursuant to any Rule 12b-1 plan

		Fund	Fund
Operations of the Accounts	Federal registration of units of separate account (24f-2 fees)	Company	Company

Schedule D

Fund Summary Prospectus Schedule entered into by and among Rydex Variable Trust (the “Fund”), Rydex Distributors, LLC (the “Underwriter”), and Midland National Life Insurance Company (the “Company”).

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

1.      For purposes of this Schedule D, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.      The Fund shall provide the Company with copies of the Summary Prospectuses and any supplements thereto in the same manner and at the same times as the Agreement requires that the Fund provide the Company with Statutory Prospectuses.

3.      The Fund and the Underwriter each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund and its Series.  The Fund further represents and warrants that it has appropriate policies and procedures in place to ensure that such web site continuously complies with Rule 498.

4.      The Fund and the Underwriter each agree that the URL indicated on each Summary Prospectus will lead Contract owners directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498.  The Fund shall immediately notify the Company of any unexpected extended interruptions in availability of this web page.

5.      The Fund and the Underwriter represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract owner requests for additional Fund documents made directly to the Fund or the Underwriter, or one of their affiliates.  The Fund and the Underwriter further represent and warrant that any information obtained about Contract owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

6.      The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract owners directly to the Company or one of its affiliates.

7.      The Company represents and warrants that any bundling of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

8.      At the Company’s request, the Underwriter and the Fund will provide the Company with URLs to the current Fund documents for use with the Company’s electronic delivery of Fund documents or on the Company’s website.  The Underwriter and the Fund will be responsible for ensuring the integrity of the URLs and for maintaining the Fund’s current documents on the site to which such URLs originally navigate to.

9.      If the Fund determines that it will end its use of the Summary Prospectus delivery option, the Fund will provide the Company with at least 60 days’ advance notice of its intent so that the Company can arrange to deliver a Statutory Prospectus in place of a Summary Prospectus.  In order to comply with Rule 498(e)(1), the Fund shall continue to maintain its website in compliance with the requirements of this Agreement and Rule 498 for a minimum of 90 days after the termination of any such notice period.

10.  The parties agree that all other provisions of the Participation Agreement, including the indemnification provisions and Schedule C, will apply to the terms of this Schedule D as applicable.

[24(b)(9)(a)]

[Midland National Letterhead]

April 25, 2012

The Board of Directors

Midland National Life Insurance Company

Des Moines, Iowa

Directors:

With reference to the Registration Statement for Midland National Life Separate Account C filed on form N-4 (File number 333-176870 Post-Effective Amendment No. 1) with the Securities and Exchange Commission covering flexible premium deferred variable annuity policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1.      Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium deferred variable annuity contracts by the Department of Insurance of the State of Iowa.

2.      The Midland National Life Insurance Company Separate Account C is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3.      The flexible premium deferred variable annuity contracts, when issued as contemplated by said Form N-4 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-4 Registration Statement.

Sincerely,

/s/ Victoria E. Fimea

Victoria E. Fimea

Senior Vice President, General Counsel & Secretary

 [24(b)(9)(b) - POA]

POWER OF ATTORNEY

The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the “Company”), hereby constitute and appoint Victoria E. Fimea, and Teresa A. Silvius, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-148111; 333-148824; 333-153825; 333-119088; 333-108437; 333-71800; 33-64016; 333-128910; 333-128978; 333-176870) and under the Investment Company Act of 1940 (811-05271; 811-07772) with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this               day of               2012.

SIGNATURE                          DATE               SIGNATURE                                       DATE

/s/ Darron K. Ash                      2/2/12                /s/ Roland C. Baker                                2/21/12

Darron K. Ash                                                  Roland C. Baker

/s/ David C. Bratton                   2/7/12                /s/ Willard Bunn, III                                2/2/12

David C. Bratton                                               Willard Bunn, III

/s/ John J. Craig II                      1/30/12             /s/ Esfandyar E. Dinshaw                       1/31/12

John J. Craig II                                                 Esfandyar E. Dinshaw

/s/ William D. Heinz                   2/7/12                /s/ Daniel M. Kiefer                               1/30/12

William D. Heinz                                               Daniel M. Kiefer

/s/ Heather Kreager                   2/2/12                /s/ Michael M. Masterson                       2/2/12

Heather Kreager                                               Michael M. Masterson

/s/ Steven C. Palmitier                1/30/12

Steven C. Palmitier

[24(b)(10)(a) Sutherland Consent]

[Sutherland Letterhead]

April 25, 2012

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD  57193

Re:	LiveWell VA File No. 333-176870, Post-Effective Amendment # 1

Gentlemen:

                        We hereby consent to the reference to our name under the caption “Legal Matters” in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by Midland National Life Insurance Company Separate Account C for certain variable annuity contracts (File No. 333-176870).  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND ASBILL & BRENNAN LLP

/s/            Frederick R. Bellamy

                                                                                                   Frederick R. Bellamy

[24(b)(10)(b)  PWC Consent]

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-176870 and 811-07772) of our report dated April 24, 2012,  relating to the financial statements and financial highlights of Midland National Life Separate Account C and the report dated March 28, 2012, relating to the financial statements of Midland National Life Insurance Company, which appear in such Registration Statement.  We also consent to the references to us under the headings "Financial Statements" and "Financial Matters" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 25, 2012